Exhibit (17)(f)

Open Funds

Semi-Annual Report

April 30, 2015

www.transamerica.com

Customer Service 1-888-233-4339

4600 S. Syracuse St., Suite 1100, Denver, CO 80237

Distributor: Transamerica Capital, Inc.

Transamerica Funds	Semi-Annual Report 2015

Dear Fellow Shareholder,

On behalf of Transamerica Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This semi-annual report is provided to you with the intent of presenting a comprehensive review of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review of your investments, this report provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the period to provide a context for reading this report. At the beginning of this period, markets were increasingly becoming concerned that the end of the Federal Reserve’s (the “Fed”) quantitative easing (“QE”) program had the potential to increase market volatility. As expected, QE ended in the fall of 2014, yet equity markets remained fairly resilient, continuing to climb to new all-time highs in the months that followed. Major economic statistics on employment, manufacturing and housing also continued to improve, despite the end of monetary stimulus.

Commodity markets, especially those related to energy, were the main source of volatility in the second half of 2014 as crude oil prices fell more than 50%, yet by the end of the period, prices had rebounded off their lows. Even so, the globe remains well supplied with oil and natural gas, as OPEC has continued to resist meaningful production cuts. Volatility was also evident in currency markets, as the dollar has risen sharply versus most other major currencies since summer 2014.

Following economic slowdowns throughout Europe and China, overseas equity markets have benefited so far in 2015 from a strong U.S. dollar, accommodative monetary policy and lower energy prices. The strong dollar has helped overseas economies, particularly European exporters, as foreign goods became more affordable for U.S. consumers, and U.S.-made goods became more costly overseas. Lower energy costs and the enactment of QE by the European Central Bank as well as lower interest rates implemented by the People’s Bank of China also contributed to the recent strength we have witnessed overseas. While equity markets in Europe, China and Japan outpaced the U.S. through the end of the first quarter, most foreign markets still meaningfully trail the U.S. since the global economy began its recovery in 2009.

For the period ended April 30, 2015, the S&P 500® returned 12.98% while the MSCI EAFE Index, representing international developed market equities, gained 2.10%. During the same period, the Barclays U.S. Aggregate Bond Index returned 4.46%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs, transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at November 1, 2014, and held for the entire period until April 30, 2015.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio

Transamerica Capital Growth
Class A	$1,000.00	$1,068.10	$6.26(B	)	$1,018.70	$6.11	1.22%
Class B	1,000.00	1,063.40	11.26(B	)	1,013.90	10.99	2.20
Class C	1,000.00	1,064.50	9.83(B	)	1,015.30	9.59	1.92
Class I	1,000.00	1,069.90	4.72(B	)	1,020.20	4.61	0.92
Class I2	1,000.00	1,070.60	4.06(B	)	1,020.90	3.96	0.79

Transamerica Concentrated Growth
Class A	1,000.00	1,063.40	5.27(B	)	1,019.70	5.16	1.03
Class C	1,000.00	1,058.70	8.98(B	)	1,016.10	8.80	1.76
Class I	1,000.00	1,063.20	4.81(B	)	1,020.10	4.71	0.94
Class I2	1,000.00	1,064.60	3.79(B	)	1,021.10	3.71	0.74

Transamerica Dividend Focused
Class A	1,000.00	1,028.00	4.83(B	)	1,020.00	4.81	0.96
Class C	1,000.00	1,023.10	8.98(B	)	1,015.90	8.95	1.79
Class I	1,000.00	1,028.80	4.02(B	)	1,020.80	4.01	0.80
Class I2	1,000.00	1,029.40	3.52(B	)	1,021.30	3.51	0.70

Transamerica Funds	Semi-Annual Report 2015

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio

Transamerica Emerging Markets Debt
Class A	$1,000.00	$980.80	$5.40(B	)	$1,019.30	$5.51	1.10%
Class C	1,000.00	976.80	8.97(B	)	1,015.70	9.15	1.83
Class I	1,000.00	981.90	3.93(B	)	1,020.80	4.01	0.80
Class I2	1,000.00	982.30	3.44(B	)	1,021.30	3.51	0.70

Transamerica Emerging Markets Equity
Class A	1,000.00	1,046.40	7.92(B	)	1,017.10	7.80	1.56
Class C	1,000.00	1,043.60	11.50(B	)	1,013.50	11.33	2.27
Class I	1,000.00	1,047.70	6.35(B	)	1,018.60	6.26	1.25
Class I2	1,000.00	1,049.30	5.79(B	)	1,019.10	5.71	1.14

Transamerica Enhanced Muni
Class A	1,000.00	1,022.00	4.31(B	)	1,020.50	4.31	0.86	(C)
Class C	1,000.00	1,019.20	7.31(B	)	1,017.60	7.30	1.46	(C)
Class I	1,000.00	1,023.60	3.56(B	)	1,021.30	3.56	0.71	(C)

Transamerica Flexible Income
Class A	1,000.00	1,013.60	4.39(B	)	1,020.40	4.41	0.88
Class B	1,000.00	1,008.30	8.61(B	)	1,016.20	8.65	1.73
Class C	1,000.00	1,010.20	7.92(B	)	1,016.90	7.95	1.59
Class I	1,000.00	1,015.00	3.05(B	)	1,021.80	3.06	0.61
Class I2	1,000.00	1,015.50	2.55(B	)	1,022.30	2.56	0.51

Transamerica Floating Rate
Class A	1,000.00	1,025.70	5.27(B	)	1,019.60	5.26	1.05	(C)
Class C	1,000.00	1,023.00	9.03(B	)	1,015.90	9.00	1.80	(C)
Class I	1,000.00	1,027.00	4.02(B	)	1,020.80	4.01	0.80	(C)
Class I2	1,000.00	1,027.00	4.02(B	)	1,020.80	4.01	0.80	(C)

Transamerica Global Bond
Class A	1,000.00	960.90	4.86(B	)	1,019.80	5.01	1.00
Class C	1,000.00	957.30	8.49(B	)	1,016.10	8.75	1.75
Class I	1,000.00	962.80	3.65(B	)	1,021.10	3.76	0.75
Class I2	1,000.00	962.80	3.65(B	)	1,021.10	3.76	0.75

Transamerica Global Equity
Class A	1,000.00	1,031.60	6.80(B	)	1,018.10	6.76	1.35	(C)
Class B	1,000.00	1,028.20	10.56(B	)	1,014.40	10.49	2.10	(C)
Class C	1,000.00	1,028.20	10.56(B	)	1,014.40	10.49	2.10	(C)
Class I	1,000.00	1,033.50	5.29(B	)	1,019.60	5.26	1.05	(C)
Class I2	1,000.00	1,034.40	4.69(B	)	1,020.20	4.66	0.93	(C)

Transamerica Growth Opportunities
Class A	1,000.00	1,011.80	6.68(B	)	1,018.10	6.71	1.34
Class B	1,000.00	1,006.90	11.40(B	)	1,013.40	11.43	2.29
Class C	1,000.00	1,008.00	10.65(B	)	1,014.20	10.69	2.14
Class I	1,000.00	1,013.70	4.89(B	)	1,019.90	4.91	0.98
Class I2	1,000.00	1,014.70	4.10(B	)	1,020.70	4.11	0.82

Transamerica High Yield Bond
Class A	1,000.00	1,017.40	4.95(B	)	1,019.90	4.96	0.99
Class B	1,000.00	1,012.20	8.98(B	)	1,015.90	9.00	1.80
Class C	1,000.00	1,012.70	8.63(B	)	1,016.20	8.65	1.73
Class I	1,000.00	1,018.40	3.65(B	)	1,021.20	3.66	0.73
Class I2	1,000.00	1,018.00	3.15(B	)	1,021.70	3.16	0.63

Transamerica High Yield Muni
Class A	1,000.00	1,035.60	4.59(B	)	1,020.30	4.56	0.91	(C)
Class C	1,000.00	1,032.70	7.61(B	)	1,017.30	7.55	1.51	(C)
Class I	1,000.00	1,036.20	3.84(B	)	1,021.00	3.81	0.76	(C)

Transamerica Income & Growth
Class A	1,000.00	1,011.10	5.49(B	)	1,019.30	5.51	1.10
Class C	1,000.00	1,007.70	9.11(B	)	1,015.70	9.15	1.83
Class I	1,000.00	1,012.40	4.24(B	)	1,020.60	4.26	0.85
Class I2	1,000.00	1,012.80	3.69(B	)	1,021.10	3.71	0.74

Transamerica Inflation Opportunities
Class A	1,000.00	996.50	4.95(B	)	1,019.80	5.01	1.00
Class C	1,000.00	993.10	8.65(B	)	1,016.10	8.75	1.75
Class I	1,000.00	998.10	3.72(B	)	1,021.10	3.76	0.75
Class I2	1,000.00	997.40	3.37(B	)	1,021.40	3.41	0.68

Transamerica Funds	Semi-Annual Report 2015

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio

Transamerica International Equity
Class A	$1,000.00	$1,078.60	$6.49(B	)	$1,018.50	$6.31	1.26%
Class C	1,000.00	1,074.20	10.08(B	)	1,015.10	9.79	1.96
Class I	1,000.00	1,079.90	4.85(B	)	1,020.10	4.71	0.94
Class I2	1,000.00	1,080.40	4.33(B	)	1,020.60	4.21	0.84

Transamerica International Small Cap Value
Class I	1,000.00	1,104.70	5.95(B	)	1,019.10	5.71	1.14
Class I2	1,000.00	1,105.10	5.43(B	)	1,019.60	5.21	1.04

Transamerica Large Cap Value
Class A	1,000.00	1,060.50	5.36(B	)	1,019.60	5.26	1.05
Class C	1,000.00	1,056.90	9.18(B	)	1,015.90	9.00	1.80
Class I	1,000.00	1,062.50	3.99(B	)	1,020.90	3.91	0.78
Class I2	1,000.00	1,063.10	3.48(B	)	1,021.40	3.41	0.68

Transamerica Mid Cap Growth
Class A	1,000.00	1,114.80	6.61(B	)	1,018.50	6.31	1.26
Class C	1,000.00	1,110.40	9.94(B	)	1,015.40	9.49	1.90
Class I	1,000.00	1,116.40	5.35(B	)	1,019.70	5.11	1.02
Class I2	1,000.00	1,116.40	4.30(B	)	1,020.70	4.11	0.82

Transamerica Mid Cap Value Opportunities
Class A	1,000.00	1,067.50	5.38(B	)	1,019.60	5.26	1.05
Class C	1,000.00	1,062.50	9.15(B	)	1,015.90	8.95	1.79
Class I	1,000.00	1,068.30	4.36(B	)	1,020.60	4.26	0.85
Class I2	1,000.00	1,068.50	3.85(B	)	1,021.10	3.76	0.75

Transamerica MLP & Energy Income
Class A	1,000.00	965.80	7.26(B	)	1,017.40	7.45	1.49
Class C	1,000.00	963.10	10.85(B	)	1,013.70	11.13	2.23
Class I	1,000.00	967.30	5.95(B	)	1,018.70	6.11	1.22
Class I2	1,000.00	968.70	5.52(B	)	1,019.20	5.66	1.13

Transamerica Money Market
Class A	1,000.00	1,000.10	1.24(B	)	1,023.60	1.25	0.25
Class B	1,000.00	1,000.10	1.24(B	)	1,023.60	1.25	0.25
Class C	1,000.00	1,000.10	1.24(B	)	1,023.60	1.25	0.25
Class I	1,000.00	1,000.10	1.24(B	)	1,023.60	1.25	0.25
Class I2	1,000.00	1,000.10	1.19(B	)	1,023.60	1.20	0.24

Transamerica Multi-Managed Balanced
Class A	1,000.00	1,028.30	5.73(B	)	1,019.10	5.71	1.14
Class B	1,000.00	1,023.30	10.48(B	)	1,014.40	10.44	2.09
Class C	1,000.00	1,024.80	9.14(B	)	1,015.80	9.10	1.82
Class I	1,000.00	1,029.60	4.33(B	)	1,020.50	4.31	0.86

Transamerica Opportunistic Allocation
Class A	1,000.00	1,043.80	6.08(B	)	1,018.80	6.01	1.20	(C)
Class C	1,000.00	1,040.00	9.86(B	)	1,015.10	9.74	1.95	(C)
Class I	1,000.00	1,044.10	4.81(B	)	1,020.10	4.76	0.95	(C)

Transamerica Short-Term Bond
Class A	1,000.00	1,006.70	4.18(B	)	1,020.60	4.21	0.84
Class C	1,000.00	1,002.90	7.90(B	)	1,016.90	7.95	1.59
Class I	1,000.00	1,007.70	3.09(B	)	1,021.70	3.11	0.62
Class I2	1,000.00	1,009.20	2.64(B	)	1,022.20	2.66	0.53

Transamerica Small Cap Core
Class A	1,000.00	1,006.40	5.97(B	)	1,018.80	6.01	1.20
Class C	1,000.00	1,001.60	9.83(B	)	1,015.00	9.89	1.98
Class I	1,000.00	1,006.80	5.22(B	)	1,019.60	5.26	1.05
Class I2	1,000.00	1,007.60	4.53(B	)	1,020.30	4.56	0.91

Transamerica Small Cap Growth
Class A	1,000.00	1,065.80	6.40(B	)	1,018.60	6.26	1.25
Class C	1,000.00	1,061.70	10.17(B	)	1,014.90	9.94	1.99
Class I	1,000.00	1,067.00	5.18(B	)	1,019.80	5.06	1.01
Class I2	1,000.00	1,067.70	4.56(B	)	1,020.40	4.46	0.89

Transamerica Funds	Semi-Annual Report 2015

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio

Transamerica Small Cap Value
Class A	$1,000.00	$1,010.00	$6.53(B	)	$1,018.30	$6.56	1.31%
Class C	1,000.00	1,006.20	9.95(B	)	1,014.90	9.99	2.00
Class I	1,000.00	1,011.50	5.24(B	)	1,019.60	5.26	1.05
Class I2	1,000.00	1,012.10	4.59(B	)	1,020.20	4.61	0.92

Transamerica Small/Mid Cap Value
Class A	1,000.00	1,032.70	6.60(B	)	1,018.30	6.56	1.31
Class B	1,000.00	1,028.80	10.16(B	)	1,014.80	10.09	2.02
Class C	1,000.00	1,029.10	9.96(B	)	1,015.00	9.89	1.98
Class I	1,000.00	1,034.30	4.79(B	)	1,020.10	4.76	0.95
Class I2	1,000.00	1,034.80	4.29(B	)	1,020.60	4.26	0.85

Transamerica Strategic High Income
Class A	1,000.00	1,031.00	6.04(B	)	1,018.80	6.01	1.20	(C)
Class C	1,000.00	1,027.20	9.80(B	)	1,015.10	9.74	1.95	(C)
Class I	1,000.00	1,031.20	4.78(B	)	1,020.10	4.76	0.95	(C)
Class I2	1,000.00	1,023.80	4.77(B	)	1,020.10	4.76	0.95	(C)

Transamerica Tactical Allocation
Class A	1,000.00	1,036.30	5.55(B	)	1,019.30	5.51	1.10	(C)
Class C	1,000.00	1,033.50	9.33(B	)	1,015.60	9.25	1.85	(C)
Class I	1,000.00	1,037.80	4.29(B	)	1,020.60	4.26	0.85	(C)

Transamerica Tactical Income
Class A	1,000.00	1,017.70	4.50(B	)	1,020.30	4.51	0.90	(C)
Class C	1,000.00	1,014.00	8.24(B	)	1,016.60	8.25	1.65	(C)
Class I	1,000.00	1,018.90	3.30(B	)	1,021.50	3.31	0.66	(C)

Transamerica Tactical Rotation
Class A	1,000.00	1,045.50	5.58(B	)	1,019.30	5.51	1.10	(C)
Class C	1,000.00	1,042.70	9.37(B	)	1,015.60	9.25	1.85	(C)
Class I	1,000.00	1,047.10	4.31(B	)	1,020.60	4.26	0.85	(C)

Transamerica Unconstrained Bond
Class I	1,000.00	1,025.90	3.77(D	)	1,020.10	4.76	0.95
Class I2	1,000.00	1,025.90	3.77(D	)	1,020.10	4.76	0.95

Transamerica US Growth
Class A	1,000.00	1,079.40	6.19(B	)	1,018.80	6.01	1.20
Class B	1,000.00	1,073.80	11.06(B	)	1,014.10	10.74	2.15
Class C	1,000.00	1,075.10	10.24(B	)	1,014.90	9.94	1.99
Class I	1,000.00	1,081.10	4.44(B	)	1,020.50	4.31	0.86
Class I2	1,000.00	1,081.20	3.77(B	)	1,021.20	3.66	0.73
Class T	1,000.00	1,081.10	4.23(B	)	1,020.70	4.11	0.82

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	These expense ratios do not include the expenses of the investment companies and/or ETFs in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Fund commenced operations on December 8, 2014. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (143 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Funds’ were in operation for the entire six-month period ended April 30, 2015. Thus, the hypothetical expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Transamerica Funds	Semi-Annual Report 2015

Schedules of Investments Composition

At April 30, 2015

(unaudited)

Transamerica Capital Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	95.0%
Repurchase Agreement	8.9
Securities Lending Collateral	8.6
Over-the-Counter Foreign Exchange Options Purchased	0.0 *
Net Other Assets (Liabilities)	(12.5)
Total	100.0%

Transamerica Concentrated Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Securities Lending Collateral	2.9
Repurchase Agreement	2.1
Net Other Assets (Liabilities)	(2.9)
Total	100.0%

Transamerica Dividend Focused

Asset Allocation	Percentage of Net Assets
Common Stocks	98.3%
Securities Lending Collateral	2.2
Repurchase Agreement	1.6
Net Other Assets (Liabilities)	(2.1)
Total	100.0%

Transamerica Emerging Markets Debt

Asset Allocation	Percentage of Net Assets
Foreign Government Obligations	50.4%
Corporate Debt Securities	44.8
Securities Lending Collateral	17.1
Repurchase Agreement	2.6
Asset-Backed Security	0.4
Net Other Assets (Liabilities)^	(15.3)
Total	100.0%

Transamerica Emerging Markets Equity

Asset Allocation	Percentage of Net Assets
Common Stocks	95.9%
Repurchase Agreement	4.2
Securities Lending Collateral	3.9
Preferred Stocks	1.4
Net Other Assets (Liabilities)	(5.4)
Total	100.0%

Transamerica Enhanced Muni

Credit Quality‡	Percentage of Net Assets
AAA	1.0%
AA	53.6
A	10.0
BBB	5.3
BB and Below	1.4
NR (Not Rated)	39.5
Net Other Assets (Liabilities)	(10.8)
Total	100.0%

Transamerica Flexible Income

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	61.5%
Mortgage-Backed Securities	14.7
U.S. Government Obligations	8.2
Asset-Backed Securities	7.5
Securities Lending Collateral	5.7
U.S. Government Agency Obligations	3.3
Short-Term U.S. Government Obligation	3.3
Foreign Government Obligations	1.0
Preferred Stocks	0.8
Repurchase Agreement	0.7
Municipal Government Obligations	0.6
Loan Assignments	0.5
Warrant	0.4
Convertible Bond	0.3
Common Stock	0.2
Convertible Preferred Stock	0.1
Net Other Assets (Liabilities)	(8.8)
Total	100.0%

Transamerica Floating Rate

Asset Allocation	Percentage of Net Assets
Loan Assignments	91.7%
Repurchase Agreement	15.2
Corporate Debt Securities	5.2
Securities Lending Collateral	1.0
Exchange-Traded Fund	0.7
Net Other Assets (Liabilities)	(13.8)
Total	100.0%

Transamerica Global Bond

Asset Allocation	Percentage of Net Assets
Foreign Government Obligations	65.8%
Corporate Debt Securities	17.1
U.S. Government Obligations	13.4
Repurchase Agreement	2.3
Securities Lending Collateral	0.2
Net Other Assets (Liabilities)^	1.2
Total	100.0%

Transamerica Global Equity

Asset Allocation	Percentage of Net Assets
Common Stocks	95.1%
Securities Lending Collateral	7.5
Exchange-Traded Funds	3.0
Preferred Stock	1.6
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(8.3)
Total	100.0%

Transamerica Funds	Semi-Annual Report 2015

Schedules of Investments Composition (continued)

At April 30, 2015

(unaudited)

Transamerica Growth Opportunities

Asset Allocation	Percentage of Net Assets
Common Stocks	94.9%
Securities Lending Collateral	21.2
Repurchase Agreement	5.4
Preferred Stocks	0.4
Convertible Preferred Stock	0.1
Over-the-Counter Foreign Exchange Options Purchased	0.0 *
Net Other Assets (Liabilities)	(22.0)
Total	100.0%

Transamerica High Yield Bond

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	87.6%
Securities Lending Collateral	8.7
Loan Assignments	4.5
Preferred Stocks	1.6
Repurchase Agreement	1.0
Common Stock	0.1
Net Other Assets (Liabilities)	(3.5)
Total	100.0%

Transamerica High Yield Muni

Credit Quality‡	Percentage of Net Assets
AA	46.2%
A	10.9
BBB	7.3
BB and Below	15.2
NR (Not Rated)	36.0
Net Other Assets (Liabilities)	(15.6)
Total	100.0%

Transamerica Income & Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	73.0%
Master Limited Partnerships	19.6
Securities Lending Collateral	10.8
Repurchase Agreement	1.8
Net Other Assets (Liabilities)	(5.2)
Total	100.0%

Transamerica Inflation Opportunities

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	50.0%
Foreign Government Obligations	24.9
Corporate Debt Securities	15.8
Repurchase Agreement	4.4
U.S. Government Agency Obligations	2.2
Securities Lending Collateral	1.9
Mortgage-Backed Securities	1.8
Preferred Stocks	0.6
Asset-Backed Securities	0.5
Short-Term U.S. Government Obligations	0.1
Net Other Assets (Liabilities)^	(2.2)
Total	100.0%

Transamerica International Equity

Asset Allocation	Percentage of Net Assets
Common Stocks	94.0%
Securities Lending Collateral	5.3
Repurchase Agreement	2.9
Preferred Stocks	2.3
Net Other Assets (Liabilities)	(4.5)
Total	100.0%

Transamerica International Small Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	96.4%
Securities Lending Collateral	4.9
Repurchase Agreement	2.0
Preferred Stock	1.1
Net Other Assets (Liabilities)	(4.4)
Total	100.0%

Transamerica Large Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	96.2%
Repurchase Agreement	4.0
Securities Lending Collateral	2.1
Net Other Assets (Liabilities)	(2.3)
Total	100.0%

Transamerica Mid Cap Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	99.3%
Securities Lending Collateral	28.5
Repurchase Agreement	1.8
Net Other Assets (Liabilities)	(29.6)
Total	100.0%

Transamerica Mid Cap Value Opportunities

Asset Allocation	Percentage of Net Assets
Common Stocks	95.7%
Securities Lending Collateral	12.4
Repurchase Agreement	4.6
Net Other Assets (Liabilities)	(12.7)
Total	100.0%

Transamerica MLP & Energy Income

Asset Allocation	Percentage of Net Assets
Common Stocks	54.6%
Master Limited Partnerships	36.9
Securities Lending Collateral	9.6
Corporate Debt Securities	5.2
Repurchase Agreement	2.0
Preferred Stocks	0.5
Net Other Assets (Liabilities)^	(8.8)
Total	100.0%

Transamerica Funds	Semi-Annual Report 2015

Schedules of Investments Composition (continued)

At April 30, 2015

(unaudited)

Transamerica Money Market

Asset Allocation	Percentage of Net Assets
Commercial Paper	66.9%
Repurchase Agreements	15.8
Certificates of Deposit	15.4
Corporate Debt Securities	4.1
Net Other Assets (Liabilities)	(2.2)
Total	100.0%

Transamerica Multi-Managed Balanced

Asset Allocation	Percentage of Net Assets
Common Stocks	60.0%
Corporate Debt Securities	13.4
U.S. Government Obligations	9.6
U.S. Government Agency Obligations	6.2
Short-Term U.S. Government Obligations	5.3
Mortgage-Backed Securities	5.0
Securities Lending Collateral	3.3
Asset-Backed Securities	2.4
Repurchase Agreement	2.1
Foreign Government Obligations	0.5
Municipal Government Obligations	0.2
Preferred Stocks	0.1
Net Other Assets (Liabilities)^	(8.1)
Total	100.0%

Transamerica Opportunistic Allocation

Asset Allocation	Percentage of Net Assets
Investment Companies	87.8%
Securities Lending Collateral	8.3
Exchange-Traded Funds	5.8
Repurchase Agreement	4.8
Common Stock	1.2
Net Other Assets (Liabilities)	(7.9)
Total	100.0%

Transamerica Short-Term Bond

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	62.9%
Mortgage-Backed Securities	22.0
Asset-Backed Securities	11.6
Loan Assignments	1.7
Securities Lending Collateral	0.7
Repurchase Agreement	0.6
Foreign Government Obligation	0.4
Municipal Government Obligation	0.2
U.S. Government Agency Obligation	0.0 *
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Small Cap Core

Asset Allocation	Percentage of Net Assets
Common Stocks	98.8%
Securities Lending Collateral	22.0
Repurchase Agreement	1.2
Net Other Assets (Liabilities)	(22.0)
Total	100.0%

Transamerica Small Cap Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	97.7%
Securities Lending Collateral	20.0
Repurchase Agreement	3.5
Net Other Assets (Liabilities)	(21.2)
Total	100.0%

Transamerica Small Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	96.1%
Securities Lending Collateral	19.0
Repurchase Agreement	4.2
Net Other Assets (Liabilities)	(19.3)
Total	100.0%

Transamerica Small/Mid Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	12.4
Repurchase Agreement	0.9
Master Limited Partnership	0.5
Net Other Assets (Liabilities)	(12.5)
Total	100.0%

Transamerica Strategic High Income

Asset Allocation	Percentage of Net Assets
Common Stocks	47.8%
Corporate Debt Securities	31.1
Securities Lending Collateral	27.5
Preferred Stocks	16.0
Repurchase Agreement	3.0
Investment Company	1.1
Net Other Assets (Liabilities)	(26.5)
Total	100.0%

Transamerica Tactical Allocation

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	99.2%
Securities Lending Collateral	5.2
Repurchase Agreement	0.9
Net Other Assets (Liabilities)	(5.3)
Total	100.0%

Transamerica Tactical Income

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	99.6%
Securities Lending Collateral	24.3
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(24.6)
Total	100.0%

Transamerica Funds	Semi-Annual Report 2015

Schedules of Investments Composition (continued)

At April 30, 2015

(unaudited)

Transamerica Tactical Rotation

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	98.4%
Securities Lending Collateral	12.8
Repurchase Agreement	1.5
Net Other Assets (Liabilities)	(12.7)
Total	100.0%

Transamerica Unconstrained Bond

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	47.2%
Loan Assignments	32.0
Repurchase Agreement	12.1
Asset-Backed Securities	8.7
Securities Lending Collateral	6.4
U.S. Government Obligations	1.1
Foreign Government Obligation	0.4
Short-Term U.S. Government Obligations	0.1
Net Other Assets (Liabilities)^	(8.0)
Total	100.0%

Transamerica US Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Securities Lending Collateral	4.0
Repurchase Agreement	0.2
Net Other Assets (Liabilities)	(3.4)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

‡	Source: S&P. Ratings BBB or higher are considered investment grade. “Not Rated” includes securities that are not ranked by S&P, but may have been ranked by other Nationally Recognized Statistical Rating Organizations. Credit ratings are subject to change.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 95.0%
Automobiles - 3.6%
Tesla Motors, Inc. (A) (B)	212,070	$ 47,938,423

Biotechnology - 2.0%
Alexion Pharmaceuticals, Inc. (B)	36,314	6,145,418
Alnylam Pharmaceuticals, Inc. (B)	60,085	6,120,859
Gilead Sciences, Inc. (B)	66,835	6,717,586
Regeneron Pharmaceuticals, Inc., Class A (B)	18,293	8,368,316

		27,352,179

Chemicals - 1.6%
Monsanto Co.	191,397	21,811,602

Diversified Financial Services - 4.1%
McGraw-Hill Financial, Inc.	382,671	39,912,585
MSCI, Inc., Class A	246,526	15,084,926

		54,997,511

Electrical Equipment - 0.5%
SolarCity Corp. (A) (B)	117,138	7,034,137

Food & Staples Retailing - 1.4%
Walgreens Boots Alliance, Inc.	233,633	19,375,185

Food Products - 5.0%
Keurig Green Mountain, Inc.	295,117	34,342,765
Mead Johnson Nutrition Co., Class A	337,011	32,326,095

		66,668,860

Health Care Equipment & Supplies - 3.9%
Intuitive Surgical, Inc. (B)	105,289	52,221,238

Health Care Technology - 0.8%
athenahealth, Inc. (A) (B)	87,144	10,689,083

Hotels, Restaurants & Leisure - 2.3%
Starbucks Corp.	620,272	30,753,086

Internet & Catalog Retail - 14.6%
Amazon.com, Inc. (B)	265,844	112,127,682
JD.com, Inc., ADR (B)	505,181	16,953,875
Netflix, Inc. (B)	36,685	20,415,203
Priceline Group, Inc. (B)	37,414	46,311,423

		195,808,183

Internet Software & Services - 22.4%
Alibaba Group Holding, Ltd., ADR (B)	206,405	16,778,662
eBay, Inc. (B)	226,176	13,177,014
Facebook, Inc., Class A (B)	1,264,229	99,583,318
Google, Inc., Class A (B)	55,546	30,481,978
Google, Inc., Class C (B)	84,820	45,576,911
LinkedIn Corp., Class A (B)	175,736	44,308,318
Twitter, Inc. (B)	1,320,386	51,442,239

		301,348,440

IT Services - 4.5%
Mastercard, Inc., Class A	381,915	34,452,552
Visa, Inc., Class A	384,924	25,424,230

		59,876,782

Life Sciences Tools & Services - 4.7%
Illumina, Inc. (B)	345,861	63,724,889

Media - 1.8%
Naspers, Ltd., Class N	157,705	24,741,671

Pharmaceuticals - 7.1%
Actavis PLC (B)	69,143	19,557,789
Valeant Pharmaceuticals International, Inc. (B)	263,127	57,080,140

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Zoetis, Inc., Class A	427,394	$ 18,984,842

		95,622,771

Semiconductors & Semiconductor Equipment - 1.0%
ARM Holdings PLC, ADR (A)	255,562	13,031,106

Software - 8.4%
FireEye, Inc. (A) (B)	250,293	10,337,101
salesforce.com, Inc. (B)	647,704	47,165,805
Splunk, Inc. (B)	215,191	14,276,847
Workday, Inc., Class A (A) (B)	452,231	41,247,990

		113,027,743

Technology Hardware, Storage & Peripherals - 3.5%
Apple, Inc.	370,325	46,346,174

Textiles, Apparel & Luxury Goods - 1.8%
Michael Kors Holdings, Ltd. (B)	387,709	23,983,679

Total Common Stocks (Cost $876,506,545)		1,276,352,742

	Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.0% (C) (D)
USD vs. CNY, Call (E) Exercise Price CNY 6.62 Expires 06/19/2015, RBS	185,364,979	6,302
USD vs. CNY, Call (E) Exercise Price CNY 6.65 Expires 11/23/2015, RBS	183,860,243	171,726

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $1,118,827)		178,028

	Shares	Value
SECURITIES LENDING COLLATERAL - 8.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (F)	116,005,380	116,005,380

Total Securities Lending Collateral (Cost $116,005,380)		116,005,380

	Principal	Value
REPURCHASE AGREEMENT - 8.9%
State Street Bank & Trust Co. 0.01% (F), dated 04/30/2015, to be repurchased at $119,329,475 on 05/01/2015. Collateralized by U.S. Government Agency Obligations, 2.17% - 2.26%, due 10/17/2022 - 11/07/2022, and with a total value of $121,720,990.	$ 119,329,442	119,329,442

Total Repurchase Agreement (Cost $119,329,442)		119,329,442

Total Investments (Cost $1,112,960,194) (G)		1,511,865,592
Net Other Assets (Liabilities) - (12.5)%		(167,732,572)

Net Assets - 100.0%		$ 1,344,133,020

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stocks	$1,251,611,071	$24,741,671	$—	$1,276,352,742
Over-the-Counter Foreign Exchange Options Purchased	—	178,028	—	178,028
Securities Lending Collateral	116,005,380	—	—	116,005,380
Repurchase Agreement	—	119,329,442	—	119,329,442

Total Investments	$1,367,616,451	$144,249,141	$—	$1,511,865,592

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $113,512,829. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Cash in the amount of $340,000 has been segregated by the broker as collateral for open options contracts.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Illiquid security. Total aggregate value of illiquid securities is $178,028, representing less than 0.1% of the Fund’s net assets.
(F)	Rate disclosed reflects the yield at April 30, 2015.
(G)	Aggregate cost for federal income tax purposes is $1,112,960,194. Aggregate gross unrealized appreciation and depreciation for all securities is $417,216,733 and $18,311,335, respectively. Net unrealized appreciation for tax purposes is $398,905,398.
(H)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNY	Chinese Yuan Renminbi
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland Group PLC

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Concentrated Growth

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 97.9%
Aerospace & Defense - 6.8%
Precision Castparts Corp. (A)	66,453	$ 13,735,170
United Technologies Corp.	150,585	17,129,044

		30,864,214

Biotechnology - 6.2%
BioMarin Pharmaceutical, Inc. (B)	131,860	14,774,913
Gilead Sciences, Inc. (B)	130,095	13,075,848

		27,850,761

Capital Markets - 2.5%
BlackRock, Inc., Class A	31,650	11,518,701

Chemicals - 6.5%
FMC Corp., Class A (A)	236,540	14,029,188
Praxair, Inc.	125,867	15,346,963

		29,376,151

Distributors - 2.9%
LKQ Corp. (B)	477,445	12,924,436

Electronic Equipment, Instruments & Components - 2.9%
Amphenol Corp., Class A	234,099	12,962,062

Health Care Equipment & Supplies - 5.9%
Baxter International, Inc.	194,083	13,341,266
Cooper Cos., Inc.	75,245	13,398,877

		26,740,143

Health Care Providers & Services - 3.6%
Express Scripts Holding Co. (B)	189,865	16,404,336

Household Products - 3.4%
Colgate-Palmolive Co.	231,838	15,598,061

Industrial Conglomerates - 3.9%
Danaher Corp.	217,751	17,829,452

Internet Software & Services - 6.4%
Akamai Technologies, Inc. (B)	188,710	13,923,024
Google, Inc., Class A (B)	27,110	14,877,154

		28,800,178

IT Services - 11.6%
Accenture PLC, Class A	172,401	15,972,953
Fiserv, Inc. (B)	235,677	18,288,535
Visa, Inc., Class A	278,180	18,373,789

		52,635,277

Machinery - 2.8%
Cummins, Inc.	92,331	12,765,684

Oil, Gas & Consumable Fuels - 9.2%
Cabot Oil & Gas Corp. (A)	481,590	16,287,374
Enbridge, Inc. (A)	268,610	14,056,361
EOG Resources, Inc.	116,292	11,507,093

		41,850,828

Pharmaceuticals - 4.0%
Roche Holding AG, ADR	510,475	18,315,843

Professional Services - 3.0%
Verisk Analytics, Inc., Class A (B)	181,376	13,610,455

Real Estate Investment Trusts - 3.0%
American Tower Corp., Class A	143,862	13,599,275

Software - 2.2%
Adobe Systems, Inc. (B)	128,344	9,761,845

Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	160,970	20,145,395

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 6.6%
NIKE, Inc., Class B	141,995	$ 14,034,786
VF Corp.	219,640	15,908,525

		29,943,311

Total Common Stocks (Cost $401,710,648)		443,496,408

SECURITIES LENDING COLLATERAL - 2.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (C)	13,022,723	13,022,723

Total Securities Lending Collateral (Cost $13,022,723)		13,022,723

	Principal	Value
REPURCHASE AGREEMENT - 2.1%
State Street Bank & Trust Co. 0.01% (C), dated 04/30/2015, to be repurchased at $9,692,389 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2032, and with a value of $9,887,420.	$ 9,692,387	9,692,387

Total Repurchase Agreement (Cost $9,692,387)		9,692,387

Total Investments (Cost $424,425,758) (D)		466,211,518
Net Other Assets (Liabilities) - (2.9)%		(13,023,008)

Net Assets - 100.0%		$ 453,188,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Concentrated Growth

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stocks	$443,496,408	$—	$—	$443,496,408
Securities Lending Collateral	13,022,723	—	—	13,022,723
Repurchase Agreement	—	9,692,387	—	9,692,387

Total Investments	$456,519,131	$9,692,387	$—	$466,211,518

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $12,763,784. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at April 30, 2015.
(D)	Aggregate cost for federal income tax purposes is $424,425,758. Aggregate gross unrealized appreciation and depreciation for all securities is $50,138,760 and $8,353,000, respectively. Net unrealized appreciation for tax purposes is $41,785,760.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 98.3%
Aerospace & Defense - 9.4%
General Dynamics Corp.	147,345	$ 20,233,415
Honeywell International, Inc.	380,252	38,375,032
Raytheon Co.	294,013	30,577,352

		89,185,799

Airlines - 2.3%
Southwest Airlines Co.	535,496	21,719,718

Banks - 6.2%
PNC Financial Services Group, Inc.	138,028	12,661,308
Wells Fargo & Co.	845,129	46,566,608

		59,227,916

Capital Markets - 5.1%
Ameriprise Financial, Inc.	84,929	10,639,905
State Street Corp.	490,881	37,856,743

		48,496,648

Construction Materials - 2.4%
CRH PLC, ADR	798,796	22,326,348

Consumer Finance - 3.2%
American Express Co.	386,664	29,947,127

Diversified Financial Services - 8.2%
Bank of America Corp.	2,418,971	38,534,208
JPMorgan Chase & Co.	624,872	39,529,403

		78,063,611

Diversified Telecommunication Services - 6.2%
AT&T, Inc.	784,837	27,186,754
Verizon Communications, Inc.	623,532	31,450,954

		58,637,708

Electric Utilities - 1.7%
Entergy Corp., Class B	208,670	16,105,151

Food & Staples Retailing - 3.1%
Wal-Mart Stores, Inc.	382,389	29,845,461

Health Care Equipment & Supplies - 4.3%
Medtronic PLC	553,048	41,174,423

Health Care Providers & Services - 2.5%
Cardinal Health, Inc.	286,155	24,134,313

Household Durables - 1.6%
Lennar Corp., Class A (A)	341,279	15,630,578

Industrial Conglomerates - 1.1%
General Electric Co.	371,084	10,048,955

Insurance - 1.8%
Loews Corp.	415,822	17,314,828

Machinery - 4.8%
Illinois Tool Works, Inc., Class A	297,942	27,881,412
Stanley Black & Decker, Inc.	178,358	17,603,935

		45,485,347

Metals & Mining - 0.8%
Rio Tinto PLC, ADR (A)	165,654	7,419,643

Multiline Retail - 3.7%
Target Corp.	447,120	35,246,470

Oil, Gas & Consumable Fuels - 10.9%
BP PLC, ADR (A)	695,034	29,997,667
ConocoPhillips	446,401	30,319,556
Occidental Petroleum Corp.	286,430	22,943,043
Phillips 66	260,484	20,658,986

		103,919,252

	Shares	Value
COMMON STOCKS (continued)
Paper & Forest Products - 1.0%
International Paper Co.	180,328	$ 9,687,220

Pharmaceuticals - 11.0%
Johnson & Johnson	349,429	34,663,357
Merck & Co., Inc.	564,114	33,598,630
Pfizer, Inc.	1,061,066	36,001,969

		104,263,956

Road & Rail - 0.9%
Norfolk Southern Corp.	87,855	8,860,177

Specialty Retail - 1.5%
Gap, Inc., Class A	352,196	13,961,049

Tobacco - 4.6%
Altria Group, Inc.	390,937	19,566,397
Philip Morris International, Inc.	288,553	24,085,519

		43,651,916

Total Common Stocks (Cost $783,472,732)		934,353,614

SECURITIES LENDING COLLATERAL - 2.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (B)	20,456,959	20,456,959

Total Securities Lending Collateral (Cost $20,456,959)		20,456,959

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
State Street Bank & Trust Co. 0.01% (B), dated 04/30/2015, to be repurchased at $15,542,634 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 08/15/2029 and with a value of $15,853,920.	$ 15,542,630	15,542,630

Total Repurchase Agreement (Cost $15,542,630)		15,542,630

Total Investments (Cost $819,472,321) (C)		970,353,203
Net Other Assets (Liabilities) - (2.1)%		(19,812,195)

Net Assets - 100.0%		$ 950,541,008

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stocks	$934,353,614	$—	$—	$934,353,614
Securities Lending Collateral	20,456,959	—	—	20,456,959
Repurchase Agreement	—	15,542,630	—	15,542,630

Total Investments	$954,810,573	$15,542,630	$—	$970,353,203

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $20,022,304. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at April 30, 2015.
(C)	Aggregate cost for federal income tax purposes is $819,472,321. Aggregate gross unrealized appreciation and depreciation for all securities is $155,449,207 and $4,568,325, respectively. Net unrealized appreciation for tax purposes is $150,880,882.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 50.4%
Argentina - 2.8%
Argentine Republic Government International Bond
2.26%, 12/31/2038 (A)	EUR 3,680,000	$ 2,169,346
7.82%, 12/31/2033 (A)	4,376,010	4,643,354
Provincia de Buenos Aires
9.38%, 09/14/2018 (B) (C)	$ 4,995,000	4,995,000
11.75%, 10/05/2015 (B)	7,520,000	7,520,000

		19,327,700

Belarus - 1.2%
Republic of Belarus
8.75%, 08/03/2015 (B)	8,980,000	8,637,323

Brazil - 3.3%
Brazil Notas do Tesouro Nacional Series F
10.00%, 01/01/2017 - 01/01/2025	BRL 39,351,000	11,697,043
Brazilian Government International Bond
4.25%, 01/07/2025 (C)	$ 11,480,000	11,320,485

		23,017,528

Canada - 0.3%
Export Development Canada Series MTN
6.30%, 09/29/2015 (B) (D) (E)	INR 120,000,000	1,894,872

Cayman Islands - 0.3%
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/2028 (F)	$ 2,500,000	2,450,000

Colombia - 1.1%
Colombia Government International Bond
4.38%, 03/21/2023 (C)	COP 11,598,000,000	4,528,187
Empresa de Telecomunicaciones de Bogota
7.00%, 01/17/2023 (F)	7,104,000,000	2,839,214

		7,367,401

Costa Rica - 1.8%
Costa Rica Government International Bond
7.16%, 03/12/2045 (F)	$ 7,685,000	7,973,187
10.00%, 08/01/2020 (F)	3,485,000	4,421,594

		12,394,781

Cote d’Ivoire - 1.4%
Ivory Coast Government International Bond
5.75%, 12/31/2032 Cash Rate 5.75% (B) (G) (H)	4,246,000	4,059,176
6.38%, 03/03/2028 (F)	5,530,000	5,543,825

		9,603,001

Croatia - 2.8%
Croatia Government International Bond
3.88%, 05/30/2022 (B)	EUR 3,559,000	4,174,295
6.00%, 01/26/2024 (F)	$ 5,880,000	6,433,896
6.75%, 11/05/2019 (F)	7,830,000	8,724,812

		19,333,003

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Ecuador - 1.0%
Ecuador Government International Bond
7.95%, 06/20/2024 (F)	$ 2,010,000	$ 1,959,750
9.38%, 12/15/2015 (B)	2,210,000	2,248,675
10.50%, 03/24/2020 (F)	2,600,000	2,780,102

		6,988,527

Ghana - 0.5%
Republic of Ghana
8.13%, 01/18/2026 (C) (F)	3,370,000	3,260,745

Guatemala - 0.7%
Guatemala Government Bond
4.88%, 02/13/2028 (F)	4,630,000	4,774,688

Hungary - 1.4%
Hungary Government Bond
3.50%, 06/24/2020	HUF 1,376,000,000	5,236,929
Hungary Government International Bond
4.00%, 03/25/2019	$ 4,630,000	4,832,562

		10,069,491

Indonesia - 5.4%
Indonesia Government International Bond
3.38%, 04/15/2023 (F)	5,525,000	5,407,594
4.13%, 01/15/2025 (F)	5,170,000	5,266,937
5.13%, 01/15/2045 (F)	260,000	267,150
6.63%, 02/17/2037 (C) (F)	4,050,000	4,915,687
Series MTN
3.38%, 04/15/2023 (B)	500,000	489,375
4.63%, 04/15/2043 (B)	1,350,000	1,309,500
Indonesia Treasury Bond
5.63%, 05/15/2023	IDR 93,190,000,000	6,308,523
7.00%, 05/15/2022	73,587,000,000	5,464,030
8.38%, 09/15/2026	31,851,000,000	2,543,166
Perusahaan Penerbit SBSN Indonesia III
4.35%, 09/10/2024 (F)	$ 5,550,000	5,699,961

		37,671,923

Lithuania - 0.9%
Lithuania Government International Bond
6.13%, 03/09/2021 (F)	5,033,000	5,951,523

Malaysia - 0.6%
Malaysia Government Bond
4.18%, 07/15/2024	MYR 13,520,000	3,884,300

Mexico - 4.2%
Mexican Bonos
Series M
7.75%, 05/29/2031	MXN 210,484,600	15,665,586
8.00%, 06/11/2020	129,660,000	9,447,212
Mexico Government International Bond
3.60%, 01/30/2025	$ 2,935,000	2,976,090
Series 2012-1, Class A2
5.75%, 10/12/2110	910,000	969,150

		29,058,038

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Nigeria - 0.9%
Africa Finance Corp.
4.38%, 04/29/2020 (F)	$ 6,350,000	$ 6,427,598

Panama - 1.7%
Panama Government International Bond
3.75%, 03/16/2025 (C)	3,600,000	3,645,000
4.30%, 04/29/2053 (C)	8,425,000	7,961,625

		11,606,625

Paraguay - 0.7%
Republic of Paraguay
6.10%, 08/11/2044 (F)	4,250,000	4,590,000

Romania - 0.6%
Romania Government Bond
5.95%, 06/11/2021	RON 12,910,000	3,846,118

Russian Federation - 1.5%
Russian Foreign Bond - Eurobond
3.50%, 01/16/2019 (B)	$ 2,200,000	2,154,900
4.88%, 09/16/2023 (F)	2,635,000	2,582,300
5.00%, 04/29/2020 (B)	5,900,000	6,003,250

		10,740,450

Slovenia - 1.8%
Slovenia Government International Bond
5.25%, 02/18/2024 (F)	4,880,000	5,599,312
5.50%, 10/26/2022 (F)	5,780,000	6,669,773

		12,269,085

South Africa - 2.3%
South Africa Government Bond
8.75%, 01/31/2044	ZAR 76,000,000	6,462,733
10.50%, 12/21/2026 (C)	97,420,000	9,747,527

		16,210,260

Sri Lanka - 0.6%
Sri Lanka Government International Bond
5.88%, 07/25/2022 (F)	$ 4,075,000	4,144,275

Supranational - 3.4%
Eastern and Southern African Trade and Development Bank
Series MTN
6.38%, 12/06/2018 (B)	3,899,000	3,956,705
Inter-American Development Bank
Series MTN
7.25%, 07/17/2017	IDR 94,620,000,000	7,125,935
International Finance Corp.
Series MTN
6.45%, 10/30/2018	INR 500,000,000	7,847,634
7.75%, 12/03/2016	235,100,000	3,735,845
7.80%, 06/03/2019	70,350,000	1,151,275

		23,817,394

Tunisia - 0.6%
Banque Centrale de Tunisie SA
5.75%, 01/30/2025 (F)	$ 3,820,000	3,944,150

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Turkey - 3.3%
Hazine Mustesarligi Varlik Kiralama AS
4.56%, 10/10/2018 (F)	$ 2,975,000	$ 3,110,363
Turkey Government Bond
10.50%, 01/15/2020	TRY 14,221,000	5,597,730
Turkey Government International Bond
4.25%, 04/14/2026 (C)	$ 12,560,000	12,208,822
5.75%, 03/22/2024 (C)	1,885,000	2,077,345

		22,994,260

Ukraine - 0.6%
Financing of Infrastrucural Projects State Enterprise
8.38%, 11/03/2017 (B)	3,920,000	1,764,000
Ukraine Government International Bond
7.50%, 04/17/2023 (F)	3,250,000	1,538,550
7.80%, 11/28/2022 (F)	2,250,000	1,024,920

		4,327,470

Uruguay - 1.4%
Uruguay Government International Bond
4.25%, 04/05/2027	UYU 266,117,463	10,000,659

Venezuela - 0.9%
Venezuela Government International Bond
7.75%, 10/13/2019 (B)	$ 5,820,000	2,691,750
11.75%, 10/21/2026 (B) (C)	6,360,000	3,227,700
11.95%, 08/05/2031 (B)	1,115,000	563,075

		6,482,525

Zambia - 0.4%
Zambia Government International Bond
8.50%, 04/14/2024 (B)	2,895,000	3,135,632

Total Foreign Government Obligations (Cost $358,843,493)		350,221,345

ASSET-BACKED SECURITY - 0.4%
United States - 0.4%
Brazil Loan Trust 1
5.48%, 07/24/2023 (F)	3,016,566	3,001,483

Total Asset-Backed Security (Cost $3,057,336)		3,001,483

CORPORATE DEBT SECURITIES - 44.8%
Argentina - 0.7%
YPF SA
8.50%, 07/28/2025 (F)	4,540,000	4,608,100

Austria - 0.3%
JBS Investments GmbH
7.25%, 04/03/2024 (F)	2,061,000	2,149,623

Barbados - 0.7%
Columbus International, Inc.
7.38%, 03/30/2021 (F)	4,760,000	5,182,450

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Bermuda - 1.6%
Digicel Group, Ltd.
7.13%, 04/01/2022 (F)	$ 7,625,000	$ 7,219,922
7.13%, 04/01/2022 (B) (C)	1,000,000	946,875
Pacnet, Ltd.
9.00%, 12/12/2018 (B)	2,425,000	2,757,225

		10,924,022

Brazil - 2.6%
Banco do Brasil SA
6.25%, 04/15/2024 (B) (I) (J)	3,100,000	2,294,620
9.00%, 06/18/2024 (C) (F) (I) (J)	4,635,000	4,287,375
Oi SA
5.75%, 02/10/2022 (C) (F)	5,950,000	4,983,125
Telemar Norte Leste SA
9.50%, 04/23/2019 (F)	3,690,000	3,725,055
Vale SA
5.63%, 09/11/2042 (C)	3,025,000	2,697,604

		17,987,779

Cayman Islands - 5.4%
Braskem Finance, Ltd.
6.45%, 02/03/2024 (C)	4,090,000	4,115,562
7.00%, 05/07/2020 (F)	1,750,000	1,815,625
Dubai Holding Commercial Operations, Ltd.
Series MTN
6.00%, 02/01/2017 (C)	GBP 3,300,000	5,204,293
Fibria Overseas Finance, Ltd. 5.25%, 05/12/2024	$ 2,235,000	2,307,637
Lamar Funding, Ltd., Co.
3.96%, 05/07/2025	4,925,000	4,925,000
Marfrig Overseas, Ltd.
9.50%, 05/04/2020 (B) (C)	800,000	782,000
9.50%, 05/04/2020 (F)	2,540,000	2,482,850
Odebrecht Finance, Ltd.
8.25%, 04/25/2018 (F)	BRL 9,620,000	2,458,521
Odebrecht Offshore Drilling Finance, Ltd.
6.63%, 10/01/2023 (B) (C)	$ 1,328,600	1,135,953
6.75%, 10/01/2023 (B) (C)	2,232,240	1,925,977
Saudi Electricity Global Sukuk Co. 2
5.06%, 04/08/2043 (F)	3,380,000	3,483,090
Vale Overseas, Ltd.
6.88%, 11/21/2036 (C)	2,020,000	2,039,190
8.25%, 01/17/2034 (C)	4,430,000	5,073,582

		37,749,280

Chile - 0.9%
Cencosud SA
5.15%, 02/12/2025 (C) (F)	4,270,000	4,350,045
GNL Quintero SA
4.63%, 07/31/2029 (F)	1,720,000	1,795,634

		6,145,679

China - 0.4%
Alibaba Group Holding, Ltd.
4.50%, 11/28/2034	2,810,000	2,802,421

Colombia - 2.9%
Banco Davivienda SA
5.88%, 07/09/2022 (C) (F)	4,888,000	5,046,860

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Colombia (continued)
BBVA Colombia SA
4.88%, 04/21/2025 (C) (F)	$ 3,100,000	$ 3,127,125
Colombia Telecomunicaciones SA ESP
8.50%, 03/30/2020 (C) (F) (I) (J)	7,150,000	7,364,500
Financiera de Desarrollo Territorial SA Findeter
7.88%, 08/12/2024 (F)	COP 10,548,000,000	4,490,207

		20,028,692

India - 1.0%
Reliance Industries, Ltd.
4.88%, 02/10/2045 (F)	$ 6,530,000	6,203,161
4.88%, 02/10/2045 (B)	650,000	617,466

		6,820,627

Indonesia - 1.3%
Pelabuhan Indonesia II PT
4.25%, 05/05/2025 (F) (K)	9,050,000	8,789,813

Israel - 0.3%
Israel Electric Corp, Ltd.
5.00%, 11/12/2024 (B)	2,260,000	2,394,018

Luxembourg - 3.6%
Atento Luxco 1 SA
7.38%, 01/29/2020 (F)	800,000	818,400
7.38%, 01/29/2020 (B)	4,550,000	4,654,650
Evraz Group SA
6.75%, 04/27/2018 (B) (C)	5,420,000	5,121,900
Gazprom OAO Via GAZ Capital SA
6.51%, 03/07/2022 (B) (C)	4,830,000	4,844,335
NII International Telecom SCA
7.88%, 08/15/2019 (A) (F)	2,710,000	2,506,750
7.88%, 08/15/2019 (B)	350,000	323,750
Tupy Overseas SA
6.63%, 07/17/2024 (B) (C)	800,000	805,000
6.63%, 07/17/2024 (F)	3,540,000	3,562,125
Wind Acquisition Finance SA
7.38%, 04/23/2021 (F)	2,100,000	2,149,875

		24,786,785

Mauritius - 0.5%
MTN Mauritius Investments, Ltd.
4.76%, 11/11/2024 (F)	3,450,000	3,545,427

Mexico - 6.0%
America Movil SAB de CV 6.00%, 06/09/2019	MXN 67,790,000	4,405,776
Banco Inbursa SA Institucion de Banca Multiple
4.13%, 06/06/2024 (C) (F)	$ 3,740,000	3,721,300
4.13%, 06/06/2024 (B) (C)	2,400,000	2,388,000
Fermaca Enterprises S de RL de CV
6.38%, 03/30/2038 (F)	3,524,209	3,718,041
Grupo Bimbo SAB de CV
4.88%, 06/27/2044 (F)	5,315,000	5,192,330
Petroleos Mexicanos
5.63%, 01/23/2046 (F)	9,415,000	9,434,771
5.63%, 01/23/2046 (B) (C)	680,000	681,428

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Mexico (continued)
7.47%, 11/12/2026	MXN 134,100,000	$ 8,386,713
8.63%, 02/01/2022	$ 1,450,000	1,758,125
Sixsigma Networks Mexico SA de CV
8.25%, 11/07/2021 (F)	2,180,000	2,299,900

		41,986,384

Netherlands - 2.9%
Lukoil International Finance BV
3.42%, 04/24/2018 (B)	6,400,000	6,025,600
Marfrig Holding Europe BV
6.88%, 06/24/2019 (F)	5,050,000	4,494,500
Petrobras Global Finance BV
5.38%, 01/27/2021	4,300,000	4,127,140
VimpelCom Holdings BV
5.20%, 02/13/2019 (B)	1,400,000	1,306,900
5.95%, 02/13/2023 (C) (F)	4,920,000	4,477,200

		20,431,340

Norway - 0.1%
Norske Skog Holdings AS 8.00%, 02/24/2021 (F)	EUR 694,000	533,324

Panama - 1.6%
ENA Norte Trust
4.95%, 04/25/2028 (F)	$ 3,022,057	3,135,384
Global Bank Corp.
4.75%, 10/05/2017 (F)	1,400,000	1,442,000
5.13%, 10/30/2019 (F)	6,520,000	6,731,900

		11,309,284

Paraguay - 0.4%
Telefonica Celular del Paraguay SA
6.75%, 12/13/2022 (F)	2,900,000	3,026,875

Peru - 1.3%
Corp. Financiera de Desarrollo SA
5.25%, 07/15/2029 (F) (I)	2,300,000	2,409,250
Maestro Peru SA Co.
6.75%, 09/26/2019 (B) (C)	2,150,000	2,295,125
Telefonica del Peru SAA
8.00%, 04/11/2016 (B)	PEN 13,539,097	4,404,206

		9,108,581

South Africa - 1.5%
Eskom Holdings SOC, Ltd.
7.13%, 02/11/2025 (C) (F)	$ 7,700,000	8,028,790
7.13%, 02/11/2025 (B)	2,490,000	2,596,323

		10,625,113

Sri Lanka - 0.4%
National Savings Bank
5.15%, 09/10/2019 (F)	2,950,000	2,839,375

Turkey - 0.9%
Finansbank AS
6.25%, 04/30/2019 (C) (F)	3,050,000	3,103,558
TC Ziraat Bankasi AS
4.25%, 07/03/2019 (F)	3,520,000	3,489,376

		6,592,934

United Kingdom - 0.4%
Vedanta Resources PLC
8.25%, 06/07/2021 (C) (F)	2,455,000	2,442,725

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States - 3.5%
Braskem America Finance Co. 7.13%, 07/22/2041 (C) (F)	$ 3,145,000	$ 3,027,062
Cemex Finance LLC
9.38%, 10/12/2022 (B)	200,000	227,700
9.38%, 10/12/2022 (F)	5,860,000	6,671,610
NII Capital Corp.
7.63%, 04/01/2021 (A)	2,267,000	682,934
10.00%, 08/15/2016 (A)	1,920,000	840,000
Rolta Americas LLC
8.88%, 07/24/2019 (C) (F)	1,570,000	1,361,975
Southern Copper Corp.
5.88%, 04/23/2045	11,650,000	11,455,445

		24,266,726

Venezuela - 2.3%
Petroleos de Venezuela SA
5.25%, 04/12/2017 (B)	3,170,000	1,854,133
5.38%, 04/12/2027 (B)	8,130,000	3,312,162
6.00%, 05/16/2024 (B) (C)	12,270,000	5,184,075
9.00%, 11/17/2021 (B) (C)	11,755,000	5,729,387

		16,079,757

Virgin Islands, British - 1.3%
China Cinda Finance I, Ltd.
4.25%, 04/23/2025 (F)	3,150,000	3,092,094
Gold Fields Orogen Holdings BVI, Ltd.
4.88%, 10/07/2020 (B)	2,300,000	2,075,750
4.88%, 10/07/2020 (F)	1,900,000	1,714,750
Yingde Gases Investment, Ltd.
7.25%, 02/28/2020 (F)	2,150,000	1,849,000

		8,731,594

Total Corporate Debt Securities (Cost $317,745,933)		311,888,728

	Shares	Value
SECURITIES LENDING COLLATERAL - 17.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (L)	118,638,559	118,638,559

Total Securities Lending Collateral (Cost $118,638,559)		118,638,559

	Principal	Value
REPURCHASE AGREEMENT - 2.6%
State Street Bank & Trust Co. 0.01% (L), dated 04/30/2015, to be repurchased at $18,125,528 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 10/01/2032, and with a value of $18,492,035.	$ 18,125,523	18,125,523

Total Repurchase Agreement (Cost $18,125,523)		18,125,523

Total Investments (Cost $816,410,844) (M)		801,875,638
Net Other Assets (Liabilities) - (15.3)%		(106,285,504)

Net Assets - 100.0%		$ 695,590,134

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	05/05/2015	BRL	25,231,084	USD	8,331,751	$76,281	$(48,485)
BCLY	05/05/2015	USD	8,091,266	BRL	25,231,084	20,310	(288,592)
BCLY	05/29/2015	TRY	15,756,607	USD	5,905,000	—	(60,987)
BCLY	06/02/2015	USD	5,500,000	BRL	16,090,250	221,179	—
BOA	05/05/2015	BRL	13,505,580	USD	4,511,485	—	(36,824)
BOA	05/05/2015	USD	4,180,000	BRL	13,505,580	—	(294,660)
BOA	05/15/2015	USD	5,900,000	TRY	15,837,370	808	—
BOA	05/26/2015	USD	3,485,336	PEN	10,964,867	—	(2,622)
BOA	05/29/2015	HUF	881,492,648	USD	3,205,632	49,834	—
BOA	05/29/2015	PLN	67,605,662	USD	18,507,057	254,006	—
BOA	05/29/2015	USD	2,831,580	TRY	7,596,385	14,135	—
BOA	06/02/2015	BRL	16,227,750	USD	5,500,000	—	(176,069)
HSBC	05/29/2015	USD	11,834,151	EUR	10,778,995	—	(273,729)
HSBC	05/29/2015	USD	5,161,197	GBP	3,368,070	—	(7,681)
HSBC	05/29/2015	USD	2,355,000	ZAR	27,798,420	29,718	—
HSBC	05/29/2015	ZAR	34,746,963	USD	2,917,657	—	(11,144)
JPM	05/05/2015	BRL	20,177,720	USD	6,485,540	227,404	(27,674)
JPM	05/05/2015	USD	3,349,746	BRL	10,027,800	27,342	—
JPM	05/20/2015	RUB	27,272,364	USD	518,486	7,129	—
JPM	05/26/2015	RUB	595,670,725	USD	11,264,457	214,432	(23,102)
JPM	06/02/2015	USD	3,750,000	BRL	11,088,750	112,050	—
RBS	05/29/2015	MXN	161,082,146	USD	10,555,150	—	(78,005)
SCB	05/04/2015	COP	15,441,405,000	USD	6,223,669	256,227	—
SCB	05/04/2015	USD	6,212,419	COP	15,441,405,000	—	(267,476)
SCB	05/07/2015	KRW	5,970,250,000	USD	5,500,000	68,328	—
SCB	05/07/2015	USD	5,500,000	KRW	6,026,900,000	—	(121,164)
SCB	05/29/2015	EUR	128,387	USD	140,918	3,298	—
SCB	05/29/2015	USD	3,522,863	EUR	3,160,000	—	(26,717)
SCB	05/29/2015	USD	3,090,000	TRY	8,319,207	4,466	—
SCB	05/29/2015	USD	6,500,000	ZAR	77,348,064	29,991	—

Total						$1,616,938	$(1,744,931)

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	43.7%	$350,221,345
Oil, Gas & Consumable Fuels	7.8	62,766,596
Banks	4.8	38,471,489
Metals & Mining	4.5	36,183,071
Wireless Telecommunication Services	3.6	28,555,434
Diversified Telecommunication Services	3.2	25,653,636
Electric Utilities	2.7	21,427,221
Food Products	1.9	15,101,303
Chemicals	1.3	10,807,249
Commercial Services & Supplies	1.3	10,677,343
Diversified Financial Services	1.2	9,991,551
Marine	1.1	8,789,813
Construction Materials	0.9	6,899,310
Internet Software & Services	0.7	5,559,646
Construction & Engineering	0.7	5,520,451
Gas Utilities	0.7	5,513,675
Media	0.6	5,182,450
Food & Staples Retailing	0.5	4,350,045
Transportation Infrastructure	0.4	3,135,384

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Asset-Backed Security	0.4%	$3,001,483
Paper & Forest Products	0.3	2,840,961
Building Products	0.3	2,295,125
Software	0.2	1,361,975
Auto Components	0.1	805,000

Investments, at Value	82.9	665,111,556
Short-Term Investments	17.1	136,764,082

Total Investments	100.0%	$801,875,638

SECURITY VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value at April 30, 2015
ASSETS
Investments
Foreign Government Obligations	$—	$348,326,473	$1,894,872	$350,221,345
Asset-Backed Security	—	3,001,483	—	3,001,483
Corporate Debt Securities	—	311,888,728	—	311,888,728
Securities Lending Collateral	118,638,559	—	—	118,638,559
Repurchase Agreement	—	18,125,523	—	18,125,523

Total Investments	$118,638,559	$681,342,207	$1,894,872	$801,875,638

Derivative Financial Instruments
Forward Foreign Currency Contracts (O)	$—	$1,616,938	$—	$1,616,938

Total Derivative Financial Instruments	$—	$1,616,938	$—	$1,616,938

LIABILITIES
Derivative Financial Instruments
Forward Foreign Currency Contracts (O)	$—	$(1,744,931)	$—	$(1,744,931)

Total Derivative Financial Instruments	$—	$(1,744,931)	$—	$(1,744,931)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security in default.
(B)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
(C)	All or a portion of the security is on loan. The value of all securities on loan is $115,287,252. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Security is Level 3 of the fair value hierarchy.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $1,894,872, representing 0.3% of the Fund’s net assets.
(F)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $305,686,137, representing 43.9% of the Fund’s net assets.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of April 30, 2015; the maturity date disclosed is the ultimate maturity date.
(H)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If a security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(I)	Floating or variable rate security. The rate disclosed is as of April 30, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(J)	The security has a perpetual maturity; the date displayed is the next call date.
(K)	When-issued security or delayed-delivery security; to be settled and delivered after April 30, 2015.
(L)	Rate disclosed reflects the yield at April 30, 2015.
(M)	Aggregate cost for federal income tax purposes is $816,410,844. Aggregate gross unrealized appreciation and depreciation for all securities is $13,076,465 and $27,611,671, respectively. Net unrealized depreciation for tax purposes is $14,535,206.
(N)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(O)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(P)	Level 3 securities were not considered significant to the Fund.

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
TRY	Turkish New Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BOA	Bank of America
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
RBS	Royal Bank of Scotland Group PLC
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
PREFERRED STOCKS - 1.4%
Brazil - 1.4%
Itausa - Investimentos Itau SA 4.20% (A)	584,951	$ 2,059,885
Suzano Papel e Celulose SA Class A, 0.94% (A)	638,500	3,199,970

Total Preferred Stocks (Cost $5,134,464)		5,259,855

COMMON STOCKS - 95.9%
Brazil - 6.6%
Banco Bradesco SA, ADR	465,140	4,972,347
BB Seguridade Participacoes SA	307,500	3,597,595
BRF SA, ADR	71,734	1,540,129
Even Construtora e Incorporadora SA	425,500	700,470
Fibria Celulose SA (B)	90,800	1,273,270
Itau Unibanco Holding SA, ADR	313,513	4,019,237
JBS SA	1,577,100	8,134,265

		24,237,313

Chile - 0.9%
Banco de Chile	6,667,299	772,846
Enersis S.A., ADR	139,400	2,477,138

		3,249,984

China - 19.0%
Baidu, Inc., ADR (B)	3,300	660,924
Bank of China, Ltd., Class H	11,800,000	8,085,395
Beijing Capital International Airport Co., Ltd., Class H	926,000	983,033
China CITIC Bank Corp., Ltd., Class H	2,293,000	2,076,460
China Communications Construction Co., Ltd., Class H	3,757,000	6,833,434
China Construction Bank Corp., Class H	8,345,000	8,100,779
China Eastern Airlines Corp, Ltd., Class H (B)	2,086,000	1,610,767
China Everbright Bank Co., Ltd., Class H	2,547,000	1,719,155
China Life Insurance Co., Ltd., Class H	372,000	1,807,813
China Merchants Bank Co., Ltd., Class H	240,000	725,002
China Petroleum & Chemical Corp., ADR	23,323	2,203,324
Datang International Power Generation Co., Ltd., Class H	4,498,000	2,642,711
Dongfeng Motor Group Co., Ltd., Class H	4,014,000	6,668,684
Great Wall Motor Co., Ltd., Class H	487,500	3,698,943
Huadian Power International Corp., Ltd., Class H	2,356,000	2,614,553
Industrial & Commercial Bank of China, Ltd., Class H	7,235,000	6,294,702
KWG Property Holding, Ltd.	2,719,000	2,757,738
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	635,000	1,972,454
Sihuan Pharmaceutical Holdings Group, Ltd. (C) (D) (E)	1,131,000	646,448
Sinopharm Group Co., Ltd., Class H	974,800	4,655,198
Sinotrans, Ltd., Class H	1,422,000	1,088,277
Tencent Holdings, Ltd.	103,600	2,138,187

		69,983,981

Hong Kong - 4.7%
China Mobile, Ltd.	391,000	5,574,675
China Overseas Land & Investment, Ltd.	690,000	2,869,684
China Resources Cement Holdings, Ltd.	2,142,000	1,358,587

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China Unicom Hong Kong, Ltd., ADR	122,700	$ 2,305,533
Kingboard Chemical Holdings, Ltd.	811,800	1,477,480
Shimao Property Holdings, Ltd.	756,500	1,777,151
Skyworth Digital Holdings, Ltd.	2,012,000	1,787,197

		17,150,307

India - 5.5%
Dr. Reddy’s Laboratories, Ltd., ADR	30,969	1,609,769
HDFC Bank, Ltd., ADR	45,161	2,566,951
ICICI Bank, Ltd., ADR	169,900	1,857,007
Infosys, Ltd., ADR (C)	123,170	3,815,806
State Bank of India, GDR (F)	37,832	1,591,692
Tata Motors, Ltd., Series V, ADR (C)	183,635	7,563,926
Wipro, Ltd., ADR (C)	92,051	1,055,825

		20,060,976

Indonesia - 1.0%
Adaro Energy Tbk PT	9,343,500	629,098
Bank Negara Indonesia Persero Tbk PT	4,570,000	2,255,372
Gudang Garam Tbk PT	223,200	857,842

		3,742,312

Korea, Republic of - 18.1%
Amorepacific Corp. (D)	304	1,101,433
CJ CheilJedang Corp.	4,514	1,755,481
GS Engineering & Construction Corp. (B)	74,791	2,234,113
Hyundai Mobis Co., Ltd.	6,481	1,425,029
Hyundai Motor Co.	39,671	6,226,010
Industrial Bank of Korea	125,615	1,725,939
KIA Motors Corp.	87,720	4,042,293
Korea Electric Power Corp.	117,135	5,093,489
Korea Gas Corp.	24,007	1,035,432
LG Display Co., Ltd.	138,698	3,840,976
LG Electronics, Inc.	55,898	3,143,304
LG Uplus Corp.	354,070	3,542,162
Samsung Electronics Co., Ltd.	12,771	16,753,684
SK Holdings Co., Ltd.	12,719	2,190,064
SK Hynixm, Inc.	193,979	8,299,402
SK Telecom Co., Ltd.	16,197	4,340,356

		66,749,167

Malaysia - 3.2%
AirAsia Bhd	4,468,800	2,848,288
Genting Malaysia Bhd, Class B	589,400	710,426
IHH Healthcare Bhd, Class A	798,700	1,327,616
SapuraKencana Petroleum Bhd	2,313,600	1,722,789
Tenaga Nasional Bhd	1,275,400	5,133,152

		11,742,271

Mexico - 3.2%
America Movil SAB de CV, Series L, ADR	181,600	3,793,624
Gruma SAB de CV, Class B	295,600	3,560,995
Grupo Lala SAB de CV	672,853	1,355,179
Grupo Mexico SAB de CV, Series B	501,400	1,549,431
Grupo Simec SAB de CV, Series B (B)	187,400	504,595
OHL Mexico SAB de CV (B)	498,600	1,007,470

		11,771,294

Peru - 0.6%
Credicorp, Ltd.	13,505	2,060,188

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Poland - 1.4%
KGHM Polska Miedz SA	149,601	$ 5,245,385

Russian Federation - 0.9%
Mobile Telesystems OJSC, ADR	269,800	3,259,184

South Africa - 11.2%
AngloGold Ashanti, Ltd., ADR (B)	137,800	1,561,274
Aspen Pharmacare Holdings, Ltd. (B)	40,567	1,233,624
AVI, Ltd.	116,981	801,630
FirstRand, Ltd.	564,728	2,697,758
Impala Platinum Holdings, Ltd. (B)	215,866	1,201,401
Mediclinic International, Ltd.	562,733	5,958,992
MMI Holdings, Ltd.	483,630	1,376,137
Murray & Roberts Holdings, Ltd.	373,291	412,632
Naspers, Ltd., Class N	12,000	1,882,629
Netcare, Ltd.	1,392,176	4,870,134
Sanlam, Ltd.	868,001	5,613,896
Sappi, Ltd. (B)	455,275	1,867,599
Sasol, Ltd.	169,427	6,821,719
Standard Bank Group, Ltd. (C)	340,815	4,995,643

		41,295,068

Taiwan - 14.9%
Catcher Technology Co., Ltd.	487,000	5,698,799
Cathay Financial Holding Co., Ltd.	594,224	1,038,124
Cathay Real Estate Development Co., Ltd.	1,071,000	671,844
Compal Electronics, Inc.	4,854,000	4,419,195
Foxconn Technology Co., Ltd.	917,000	2,613,485
HannStar Display Corp.	3,417,900	690,197
Highwealth Construction Corp.	1,137,100	2,966,227
Inotera Memories, Inc. (B)	1,134,000	1,302,275
Largan Precision Co., Ltd.	98,000	9,820,188
Nan Ya Plastics Corp.	1,702,800	4,185,138
Novatek Microelectronics Corp.	354,000	1,850,228
Pegatron Corp.	2,677,000	7,930,480
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	415,300	10,149,932
United Microelectronics Corp.	3,515,000	1,684,101

		55,020,213

	Shares	Value
COMMON STOCKS (continued)
Thailand - 1.3%
Bangkok Expressway PCL	1,325,729	$ 1,568,434
Krung Thai Bank PCL	2,541,800	1,542,120
TMB Bank PCL	20,395,400	1,596,243

		4,706,797

Turkey - 3.4%
Pegasus Hava Tasimaciligi AS (B)	220,917	2,179,528
Turk Hava Yollari AO (B)	1,812,573	6,012,711
Turk Telekomunikasyon AS	319,112	882,019
Turkiye Is Bankasi, Class C	1,226,401	2,757,655
Ulker Biskuvi Sanayi AS	105,118	803,233

		12,635,146

Total Common Stocks (Cost $322,471,375)		352,909,586

SECURITIES LENDING COLLATERAL - 3.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (A)	14,480,792	14,480,792

Total Securities Lending Collateral (Cost $14,480,792)		14,480,792

	Principal	Value
REPURCHASE AGREEMENT - 4.2%
State Street Bank & Trust Co. 0.01% (A), dated 04/30/2015, to be repurchased at $15,337,272 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 08/15/2029, and with a value of $15,645,969.	$ 15,337,267	15,337,267

Total Repurchase Agreement (Cost $15,337,267)		15,337,267

Total Investments (Cost $357,423,898) (G)		387,987,500
Net Other Assets (Liabilities) - (5.4)%		(19,768,357)

Net Assets - 100.0%		$ 368,219,143

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Banks	15.9%	$61,774,618
Technology Hardware, Storage & Peripherals	9.6	37,415,643
Automobiles	7.3	28,199,856
Semiconductors & Semiconductor Equipment	6.0	23,285,938
Health Care Providers & Services	4.8	18,784,394
Food Products	4.6	17,950,912
Wireless Telecommunication Services	4.4	16,967,839
Electronic Equipment, Instruments & Components	4.1	15,828,841
Insurance	3.5	13,433,565
Electric Utilities	3.3	12,703,779
Airlines	3.3	12,651,294
Real Estate Management & Development	2.8	11,042,644
Metals & Mining	2.6	10,062,086
Oil, Gas & Consumable Fuels	2.5	9,654,141

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Construction & Engineering	2.4%	$9,480,179
Diversified Telecommunication Services	1.7	6,729,714
Paper & Forest Products	1.6	6,340,839
Household Durables	1.4	5,630,971
Independent Power and Renewable Electricity Producers	1.4	5,257,264
IT Services	1.3	4,871,631
Chemicals	1.1	4,185,138
Transportation Infrastructure	0.9	3,558,937
Pharmaceuticals	0.9	3,489,841
Internet Software & Services	0.7	2,799,111
Diversified Financial Services	0.7	2,697,758
Industrial Conglomerates	0.6	2,190,064
Media	0.5	1,882,629
Energy Equipment & Services	0.4	1,722,789
Auto Components	0.4	1,425,029
Construction Materials	0.3	1,358,587
Personal Products	0.3	1,101,433
Air Freight & Logistics	0.3	1,088,277
Gas Utilities	0.3	1,035,432
Tobacco	0.2	857,842
Hotels, Restaurants & Leisure	0.2	710,426

Investments, at Value	92.3	358,169,441
Short-Term Investments	7.7	29,818,059

Total Investments	100.0%	$387,987,500

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (I)	Value at April 30, 2015
ASSETS
Investments
Preferred Stocks	$5,259,855	$—	$—	$5,259,855
Common Stocks	79,928,234	272,334,904	646,448	352,909,586
Securities Lending Collateral	14,480,792	—	—	14,480,792
Repurchase Agreement	—	15,337,267	—	15,337,267

Total Investments	$99,668,881	$287,672,171	$646,448	$387,987,500

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1 (J)	Transfers from Level 2 to Level 3 (K)	Transfers from Level 3 to Level 2
Common Stocks	$—	$3,597,595	$646,448	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at April 30, 2015.
(B)	Non-income producing security.
(C)	All or a portion of the security is on loan. The value of all securities on loan is $14,031,658. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $1,747,881, representing 0.5% of the Fund’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
(G)	Aggregate cost for federal income tax purposes is $357,423,898. Aggregate gross unrealized appreciation and depreciation for all securities is $42,366,443 and $11,802,841, respectively. Net unrealized appreciation for tax purposes is $30,563,602.
(H)	The Fund recognizes transfers between Levels at the end of the reporting period. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Level 3 securities were not considered significant to the Fund.
(J)	Transferred from Level 2 to 1 due to utilizing quoted market prices in active markets, which were not available on October 31, 2014.
(K)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 97.9%
Alabama - 0.2%
County of Jefferson, Revenue Bonds
Series A, AGM, CR
5.25%, 01/01/2023	$ 300,000	$ 301,260
5.50%, 01/01/2022	85,000	85,214

		386,474

Alaska - 0.2%
City of Valdez, Revenue Bonds
Series C
5.00%, 01/01/2021	50,000	57,423
Valdez, General Obligation Unlimited
3.00%, 06/30/2021	265,000	281,737

		339,160

Arizona - 1.4%
County of Pima Sewer System Revenue, Revenue Bonds
Series A
5.00%, 07/01/2019	25,000	28,742
Maricopa County Elementary School District No. 25-Liberty, General Obligation Unlimited
Series A, BAM
4.00%, 07/01/2024 - 07/01/2025	395,000	442,073
Maricopa County Industrial Development Authority, Revenue Bonds
Series A
5.00%, 01/01/2034	725,000	777,635
Maricopa County Unified School District No. 89-Dysart, General Obligation Limited
5.00%, 07/01/2023	40,000	47,903
Sedona-Oak Creek Joint Unified School District No. 9, General Obligation Limited
5.00%, 07/01/2025	225,000	272,421
Yavapai County Elementary School District No. 6 Cottonwood-Oak Creek, General Obligation Unlimited
Series A, BAM
4.00%, 07/01/2026	760,000	824,782

		2,393,556

California - 6.5%
Banning Unified School District, General Obligation Unlimited AGM
3.25%, 08/01/2027	40,000	40,962
Calexico Financing Authority, Revenue Bonds AGM
4.00%, 04/01/2024	715,000	789,424
California City Redevelopment Agency Successor Agency, Tax Allocation AGM
3.25%, 09/01/2026	280,000	287,078
California Health Facilities Financing Authority, Revenue Bonds
Series D
5.00%, 08/15/2022	25,000	29,624

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California School Finance Authority, Revenue Bonds
Series A
3.00%, 07/01/2017 - 07/01/2018 (A)	$ 1,450,000	$ 1,494,425
California Statewide Communities Development Authority, Revenue Bonds AGM
5.00%, 10/01/2026	520,000	614,604
City of San Buenaventura Wastewater Revenue, Revenue Bonds
Series B
4.00%, 01/01/2023	40,000	44,234
City of Visalia, Certificate of Participation AGM
5.00%, 12/01/2024	360,000	435,146
Coachella Redevelopment Agency Successor Agency, Tax Allocation AGM
5.00%, 09/01/2026	70,000	82,237
County of Los Angeles, Certificate of Participation AMBAC, TCRS
Zero Coupon, 09/01/2019	25,000	23,006
Davis Joint Unified School District, Certificate of Participation BAM
4.00%, 08/01/2024	95,000	107,017
Fontana Unified School District, General Obligation Unlimited
4.00%, 08/01/2024	150,000	168,244
Golden State Tobacco Securitization Corp., Revenue Bonds
4.50%, 06/01/2017	50,000	53,728
Hacienda La Puente Unified School District, Certificate of Participation AGM
5.00%, 06/01/2023 - 06/01/2024 (B)	450,000	536,246
Los Angeles County Redevelopment Authority, Tax Allocation
Series E, AGM
5.00%, 12/01/2022	490,000	582,291
Los Angeles Unified School District, General Obligation Unlimited
Series A-1, NATL-RE
4.50%, 07/01/2025	50,000	53,576
Oakdale Public Financing Authority, Special Tax
2.38%, 09/01/2021	340,000	335,784
2.63%, 09/01/2022	340,000	335,757
3.00%, 09/01/2023 - 09/01/2024	415,000	409,113
Oakley Public Finance Authority, Special Assessment BAM
2.50%, 09/02/2019	160,000	165,664
Oxnard Union High School District, General Obligation Unlimited
4.00%, 08/01/2020	25,000	28,171

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Panama-Buena Vista Union School District, Certificate of Participation BAM
4.00%, 09/01/2018	$ 615,000	$ 668,671
Riverside Redevelopment Agency Successor Agency, Tax Allocation
Series A
5.00%, 09/01/2020	115,000	135,067
San Carlos Elementary School District, General Obligation Unlimited
Zero Coupon, 10/01/2029 - 10/01/2030	255,000	140,898
San Diego Unified School District, General Obligation Unlimited
Series C-2, AGM
5.50%, 07/01/2025	85,000	109,271
San Gorgonio Memorial Health Care District, General Obligation Unlimited
5.00%, 08/01/2024	135,000	160,429
San Leandro Unified School District, General Obligation Unlimited
Series B
4.00%, 08/01/2025	85,000	94,235
Snowline Joint Unified School District, Special Tax
Series A
2.00%, 09/01/2020	330,000	326,690
3.00%, 09/01/2021 - 09/01/2022	535,000	549,667
Stockton Public Financing Authority, Revenue Bonds BAM
5.00%, 09/01/2019	230,000	264,045
Stockton Unified School District, General Obligation Unlimited AGM
5.00%, 07/01/2021	75,000	88,955
Series A, BAM
5.00%, 08/01/2024	100,000	121,895
Successor Agency to the Upland Community Redevelopment Agency, Tax Allocation AGM
5.00%, 09/01/2022	50,000	59,224
Summerville Union High School District, General Obligation Unlimited
Series B, BAM
Zero Coupon, 08/01/2024	120,000	88,652
Twin Rivers Unified School District, Certificate of Participation AGM
3.20%, 06/01/2027 (C)	145,000	145,139
Vacaville Unified School District, Certificate of Participation
3.00%, 12/01/2022 (B)	205,000	214,799
4.00%, 12/01/2023 - 12/01/2025 (B)	865,000	958,633
Vallejo City Unified School District, Special Tax AGM
5.00%, 09/01/2019	100,000	100,337

		10,842,938

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado - 1.8%
Adams & Arapahoe Joint School District 28J Aurora, Certificate of Participation
3.50%, 12/01/2026	$ 700,000	$ 723,891
City of Longmont, Certificate of Participation
Series A
5.00%, 12/01/2024	100,000	119,357
Colorado Educational & Cultural Facilities Authority, Revenue Bonds
Series A
3.00%, 12/01/2020	395,000	412,664
Series C
2.00%, 12/15/2017 (A)	500,000	499,870
El Paso County School District No. 49 Falcon, Certificate of Participation
5.00%, 12/15/2019	1,130,000	1,299,986

		3,055,768

Connecticut - 1.1%
City of New Britain, General Obligation Unlimited AGM
5.00%, 04/15/2020	100,000	116,120
City of West Haven, General Obligation Unlimited
Series B, BAM
4.00%, 09/01/2034	120,000	121,396
Connecticut Housing Finance Authority, Revenue Bonds
Series A-2
3.50%, 05/15/2025	265,000	282,204
Connecticut State Health & Educational Facility Authority, Revenue Bonds
Series B, RADIAN
5.50%, 07/01/2032	250,000	250,367
Connecticut State Higher Education Supplement Loan Authority, Revenue Bonds
Series A
4.50%, 11/15/2020	900,000	984,987
Town of East Haven, General Obligation Unlimited AGC, ICC
4.25%, 08/01/2019	50,000	53,997
University of Connecticut, Revenue Bonds
Series A
5.00%, 11/15/2023	25,000	28,831

		1,837,902

Delaware - 0.5%
Delaware State Economic Development Authority, Revenue Bonds
4.63%, 09/01/2034	545,000	563,132
AGM
5.00%, 10/01/2026	250,000	293,898

		857,030

District of Columbia - 0.1%
District of Columbia, Revenue Bonds
Series C
4.00%, 12/01/2021	25,000	28,507

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
District of Columbia (continued)
District of Columbia Water & Sewer Authority, Revenue Bonds
Series A
5.00%, 10/01/2023	$ 25,000	$ 30,272
Metropolitan Washington Airports Authority, Revenue Bonds
Series A
5.00%, 10/01/2020	25,000	29,250
Series C
5.00%, 10/01/2019	55,000	63,302

		151,331

Florida - 5.3%
Citizens Property Insurance Corp., Revenue Bonds
Series A-1, AGM
5.00%, 06/01/2016	25,000	26,247
City of Daytona Beach Utility System Revenue, Revenue Bonds AGM
4.00%, 11/01/2025	65,000	71,484
City of Fernandina Beach, Revenue Bonds
Series A
5.00%, 09/01/2019	30,000	34,187
City of Pompano Beach, Revenue Bonds
4.00%, 09/01/2019 - 09/01/2020	605,000	656,310
City of Riviera Beach, Revenue Bonds BAM
3.00%, 10/01/2022	125,000	133,600
City of Tampa, Revenue Bonds
5.00%, 09/01/2019	40,000	45,631
Series A
5.00%, 11/15/2025	25,000	29,085
County of Miami-Dade, Revenue Bonds
Series A
5.00%, 10/01/2023	100,000	117,461
Escambia County Housing Finance Authority, Revenue Bonds AGM
3.50%, 06/01/2017	50,000	52,736
Florida Department of Environmental Protection, Revenue Bonds
Series A
5.00%, 07/01/2022	55,000	66,031
Florida Department of Management Services, Certificate of Participation
Series A
5.00%, 08/01/2019	35,000	39,663
Florida HomeLoan Corp., Revenue Bonds
Series A, GNMA, FNMA, FHLMC
2.00%, 07/01/2021	535,000	529,324
2.25%, 07/01/2022	415,000	410,115
Florida Municipal Power Agency, Revenue Bonds
Series A
5.00%, 10/01/2018	25,000	28,088
Florida’s Turnpike Enterprise, Revenue Bonds
Series A
5.00%, 07/01/2024	25,000	27,475

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Greater Orlando Aviation Authority, Revenue Bonds
Series A
3.60%, 10/01/2018	$ 40,000	$ 42,934
Miami Beach Health Facilities Authority, Revenue Bonds
4.25%, 11/15/2034	225,000	227,405
Miami-Dade County Industrial Development Authority, Revenue Bonds
1.50%, 10/01/2018	1,000,000	995,520
5.00%, 09/15/2034 (D)	130,000	135,933
Miami-Dade County School Board Foundation, Inc., Certificate of Participation
Series B, ASSURED GTY
4.00%, 05/01/2018	25,000	26,890
North Port Transportation, Special Assessment
5.00%, 07/01/2020	400,000	463,232
Northern Palm Beach County, Special Assessment
5.00%, 08/01/2021 - 08/01/2024 (B)	1,595,000	1,828,110
Orange County Housing Finance Authority, Revenue Bonds
Series A, GNMA, FNMA, FHLMC
1.55%, 03/01/2019	100,000	99,934
1.65%, 09/01/2019	100,000	99,985
3.00%, 09/01/2024	50,000	51,437
Sumter County Industrial Development Authority, Revenue Bonds
Series A
5.13%, 07/01/2034	150,000	163,975
Tampa Bay Water, Revenue Bonds NATL
5.50%, 10/01/2024	25,000	32,106
Tradition Community Development District No. 1, Special Assessment AGM
4.00%, 05/01/2023	675,000	737,458
Walton County District School Board, Certificate of Participation AGM
5.00%, 07/01/2020 - 07/01/2026	1,395,000	1,626,697

		8,799,053

Georgia - 1.3%
Burke County Development Authority, Revenue Bonds
1.30%, 01/01/2052 (B) (C)	2,000,000	2,000,040
City of Atlanta Department of Aviation, Revenue Bonds
Series C
5.00%, 01/01/2020	40,000	46,310
Municipal Electric Authority of Georgia, Revenue Bonds
Series B
5.00%, 01/01/2020	75,000	86,574

		2,132,924

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Guam - 0.1%
Guam Government Waterworks Authority, Revenue Bonds
4.50%, 07/01/2018	$ 85,000	$ 92,010

Idaho - 0.3%
Idaho Housing & Finance Association, Revenue Bonds
Series A
5.00%, 06/01/2035 (D)	525,000	524,317

Illinois - 16.5%
Campton Township, General Obligation Unlimited
2.00%, 12/15/2018	50,000	50,731
Central Lake County Joint Action Water Agency, Revenue Bonds XLCA
4.13%, 05/01/2029	340,000	343,145
Chicago Board of Education, General Obligation Unlimited
Series A, AGM, CR, AMBAC
5.50%, 12/01/2021	430,000	486,837
Series D, AGM
5.00%, 12/01/2017	70,000	75,618
Chicago O’Hare International Airport, Revenue Bonds
Series B
5.00%, 01/01/2021	150,000	175,317
Chicago Park District
5.00%, 01/01/2021 - 01/01/2022	270,000	305,246
Chicago Park District, General Obligation Limited
4.00%, 01/01/2019	25,000	26,614
Chicago Waste Water Transmission, Revenue Bonds
3.00%, 01/01/2021	1,000,000	1,031,610
City of Burbank, General Obligation Unlimited BAM
3.70%, 12/01/2018	500,000	532,925
City of Chicago, General Obligation Unlimited AMBAC
5.00%, 01/01/2018	65,000	66,511
Class I , AMBAC
5.00%, 12/01/2018	300,000	309,267
Series A, AGM
4.75%, 01/01/2030	100,000	101,154
5.00%, 01/01/2026	110,000	118,520
City of Chicago, Revenue Bonds AGM
5.00%, 01/01/2019	350,000	352,793
City of Chicago Motor Fuel Tax Revenue, Revenue Bonds
5.00%, 01/01/2018	200,000	216,058
City of Chicago Waterworks Revenue, Revenue Bonds
5.00%, 11/01/2028	485,000	549,311
City of Evanston, General Obligation Unlimited
Series C
4.00%, 12/01/2018	50,000	54,220

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of Flora, General Obligation Unlimited BAM
3.50%, 11/01/2022 - 11/01/2024	$ 730,000	$ 758,206
City of Monmouth, General Obligation Unlimited
Series B, BAM
3.00%, 12/01/2023 - 12/01/2024 (B)	725,000	729,112
City of North Chicago, General Obligation Unlimited
Series A, AGM
4.00%, 11/01/2020	160,000	176,112
Series B, AGM
4.00%, 11/01/2023	40,000	44,210
City of Rochelle Electric System Revenue, Revenue Bonds AGM
3.00%, 05/01/2019	410,000	428,548
4.00%, 05/01/2020 - 05/01/2021	575,000	634,974
City of Sterling, General Obligation Unlimited
3.00%, 11/01/2018	25,000	26,141
Coles Cumberland Moultrie Etc Counties Community Unit School District No. 2, Revenue Bonds
3.35%, 12/01/2017	130,000	134,739
Cook County, General Obligation Unlimited
4.00%, 11/15/2018	100,000	107,685
5.00%, 11/15/2020	100,000	111,632
Cook County Forest Preserve District, General Obligation Unlimited
Series A 5.00%, 11/15/2021	95,000	110,723
Cook County Sales Tax Revenue, Revenue Bonds
4.00%, 11/15/2019	50,000	55,393
Cook County School District No. 157 Hoover Schrum Memorial, General Obligation Unlimited
Series A, AGM
Zero Coupon, 11/01/2021 - 11/01/2025	1,450,000	1,141,350
Cook County School District No. 163 Park Forest, General Obligation Limited
Series A, AGM
5.00%, 12/15/2028	70,000	77,435
Cook County School District No. 89 Maywood, General Obligation Unlimited
Series A, AGM
5.00%, 12/15/2028	150,000	161,535
County of Cook, General Obligation Unlimited
Series C
4.25%, 11/15/2019	250,000	273,792
5.00%, 11/15/2021	150,000	167,478
Series D
5.00%, 11/15/2019	25,000	28,189
Governors State University, Certificate of Participation ASSURED GTY
4.50%, 01/01/2019	235,000	252,571

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Illinois Finance Authority, Revenue Bonds AGM
Zero Coupon, 01/01/2021	$ 100,000	$ 88,087
Series A
5.00%, 08/15/2023 - 03/15/2025	115,000	126,390
Series A-1
5.00%, 11/01/2030 (C)	110,000	126,476
Series A-2
5.00%, 11/01/2030 (C)	150,000	172,696
Series B
5.50%, 11/01/2020	80,000	93,830
Series B, AGM
4.50%, 05/15/2020	45,000	47,300
Series C
5.00%, 05/15/2020 - 08/15/2021	130,000	148,944
Series D
6.25%, 11/01/2028	105,000	123,594
Series L
4.00%, 12/01/2018	50,000	54,354
Illinois Municipal Electric Agency, Revenue Bonds
Series A, NATL
5.25%, 02/01/2026	75,000	80,986
Illinois State Finance Authority Student Housing
4.25%, 07/01/2020	290,000	288,324
5.00%, 07/01/2020 - 07/01/2035	2,725,000	2,944,726
Illinois State Health Facility Authority, Revenue Bonds
5.00%, 05/15/2019	60,000	65,978
Kane Kendall Etc. Counties Community College District No. 516, General Obligation Unlimited
Series A
5.00%, 12/15/2022	100,000	117,947
Kendall Kane & Will Counties Community Unit School District No. 308, General Obligation Unlimited
5.50%, 02/01/2023	300,000	364,254
Lake County Community Unit School District No. 116 Round Lake, General Obligation Limited
Series B
3.00%, 01/15/2023	355,000	367,258
4.00%, 01/15/2022	390,000	431,882
Lake Mchenry County, General Obligation Unlimited
5.00%, 01/01/2021	155,000	180,615
Madison-Macoupin Counties Community College District No. 536, General Obligation Limited
AGM
4.25%, 11/01/2017	50,000	54,101
McHenry County Community Unit School District No. 12 Johnsburg, General Obligation Unlimited
Series A, AGM
4.25%, 01/01/2029	205,000	208,335

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Metropolitan Pier & Exposition Authority, Revenue Bonds
Series A, AGM, CR, FGIC
5.50%, 12/15/2023	$ 55,000	$ 64,623
Northeastern University, Revenue Bonds
Series 1, BAM
3.00%, 07/01/2020	625,000	654,450
4.00%, 07/01/2021 - 07/01/2022	1,315,000	1,445,730
Northern Illinois University, Certificate of Participation
AGM
5.00%, 09/01/2024	255,000	293,258
Northlake Public Library District, General Obligation Unlimited
AGM
3.00%, 12/01/2020 - 12/01/2021	955,000	994,097
Peoria Metropolitan Airport Authority, Revenue Bonds
5.60%, 12/01/2022	35,000	40,110
Railsplitter Tobacco Settlement Authority, Revenue Bonds
5.00%, 06/01/2018 - 06/01/2019	230,000	259,251
5.38%, 06/01/2021	85,000	100,334
6.00%, 06/01/2028	75,000	88,339
6.25%, 06/01/2024	25,000	26,591
Regional Transportation Authority, Revenue Bonds
Series A, NATL-RE
5.00%, 07/01/2019	75,000	79,090
Southern Illinois University, Revenue Bonds
Series A, AGM
5.50%, 04/01/2023	370,000	447,382
State of Illinois, General Obligation Unlimited
4.50%, 04/01/2018	100,000	104,819
5.00%, 02/01/2022	50,000	56,099
AGM
5.00%, 01/01/2023	75,000	81,556
Town of Cicero, General Obligation Unlimited
Series A, AGM
5.00%, 01/01/2020	1,000,000	1,117,450
University of Illinois, Revenue Bonds
Series A, AMBAC
5.50%, 04/01/2022	200,000	243,834
Village of Bedford Park Water System Revenue, Revenue Bonds
Series A, AGM
4.00%, 12/01/2026	95,000	99,838
Village of Bellwood, General Obligation Unlimited
AGM
5.00%, 12/01/2027	470,000	526,809
Village of Broadview, General Obligation Unlimited
Series A, BAM
3.00%, 12/01/2018 - 12/01/2022	1,160,000	1,192,788

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Dolton, General Obligation Unlimited
Series A, ASSURED GTY
4.50%, 12/01/2024	$ 800,000	$ 825,520
Village of Mount Prospect, General Obligation Unlimited
3.00%, 12/01/2021	100,000	106,220
Village of Pingree Grove Special Service Area No. 2, Special Tax
AGM
2.00%, 03/01/2020	585,000	573,201
3.00%, 03/01/2018 - 03/01/2019	835,000	860,970
Wauconda Special Service Area No.1, Special Tax
Series A, BAM
2.63%, 03/01/2022	290,000	284,377
3.00%, 03/01/2019	365,000	376,957
5.00%, 03/01/2033	305,000	339,023

		27,584,495

Indiana - 2.3%
Aurora School Building Corp., Revenue Bonds
5.00%, 07/15/2020	115,000	134,521
City of Indianapolis Thermal Energy System Revenue, Revenue Bonds
Series A
5.00%, 10/01/2028	180,000	206,678
Greater Clark County School Building Corp., Revenue Bonds
Series A
4.00%, 07/15/2024	335,000	375,558
Indiana Finance Authority, Revenue Bonds
3.50%, 10/01/2025	1,110,000	1,107,813
4.25%, 10/01/2034	500,000	485,175
Series A
5.00%, 09/15/2021 - 02/01/2025	1,290,000	1,491,717
Indiana Health Facility Financing Authority, Revenue Bonds
5.00%, 11/01/2027 (C)	35,000	36,951

		3,838,413

Iowa - 0.6%
Iowa State Board of Regents, Revenue Bonds
4.00%, 09/01/2022	50,000	56,706
Southeast Polk Community School District, General Obligation Unlimited
Series B, BAM
5.00%, 05/01/2020	875,000	1,005,532

		1,062,238

Kansas - 0.3%
City of Dodge City, Revenue Bonds
3.00%, 07/15/2021 - 07/15/2022	360,000	377,173
Kansas Development Finance Authority, Revenue Bonds
Series A 5.00%, 01/01/2020	90,000	103,451

		480,624

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky - 5.9%
Bullitt County School District Finance Corp., Revenue Bonds
3.10%, 09/01/2026	$ 275,000	$ 280,923
3.25%, 09/01/2028	545,000	552,036
City of Covington, General Obligation Unlimited
AGM
3.00%, 04/01/2021 - 04/01/2023	805,000	835,391
Kentucky Asset Liability Commission, Revenue Bonds
NATL-RE
5.25%, 09/01/2019	150,000	173,955
Kentucky Municipal Power Agency, Revenue Bonds
Series A, NATL
5.00%, 09/01/2023 - 09/01/2026	1,500,000	1,746,820
Kentucky Turnpike Authority, Revenue Bonds
Series A
5.00%, 07/01/2021	25,000	29,781
Morehead State University, Revenue Bonds
Series A
3.00%, 04/01/2027	930,000	925,155
4.00%, 04/01/2030 - 04/01/2032	4,530,000	4,728,373
Paducah Electric Plant Board, Revenue Bonds
Series A, ASSURED GTY
3.20%, 10/01/2017	485,000	510,016

		9,782,450

Louisiana - 0.2%
Fremaux Economic Development District, Revenue Bonds
5.00%, 11/01/2034	300,000	315,063

Maine - 0.1%
Maine Municipal Bond Bank, Revenue Bonds
Series B
5.00%, 11/01/2022 - 11/01/2025	75,000	90,186
Maine State Housing Authority, Revenue Bonds
Series B 1.85%, 11/15/2021	95,000	94,877

		185,063

Maryland - 0.0% (E)
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds
5.00%, 07/01/2021	35,000	41,591

Michigan - 3.9%
Armada Area Schools, General Obligation Unlimited
Q-SBLF
5.00%, 05/01/2021	765,000	895,180
City of Detroit Sewage Disposal System Revenue, Revenue Bonds
NATL-RE
5.50%, 07/01/2016	25,000	26,335
Series A, AGC, ICC, NATL-RE
4.50%, 07/01/2035	60,000	60,101

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
City of Detroit Sewage Disposal System Revenue, Revenue Bonds (continued)
Series A, AGM
5.25%, 07/01/2023 - 07/01/2024	$ 80,000	$ 94,387
5.50%, 07/01/2015	100,000	100,871
Series A, NATL-RE
5.25%, 07/01/2019	60,000	64,065
Series B, NATL
4.50%, 07/01/2022	50,000	50,657
Series B, NATL-RE
5.00%, 07/01/2015	50,000	50,380
City of Detroit Water Supply System Revenue, Revenue Bonds
Series A, NATL-RE
5.00%, 07/01/2034	10,000	10,033
Series C, AGM
5.00%, 07/01/2026 - 07/01/2033	165,000	169,303
Series C, BHAC, FGIC
4.25%, 07/01/2018	100,000	108,609
Series D, AGM
5.00%, 07/01/2025	100,000	102,767
Decatur Public School District, General Obligation Unlimited
Q-SBLF
3.00%, 05/01/2022	660,000	695,422
Detroit City School District, General Obligation Unlimited
Series A, AGM, Q-SBLF
5.25%, 05/01/2027	195,000	227,105
Forest Hills Public Schools, General Obligation Unlimited
Series I
3.00%, 05/01/2023 - 05/01/2024	1,025,000	1,083,972
Fraser Public School District, General Obligation Unlimited
Q-SBLF
5.00%, 05/01/2021	675,000	789,865
Grand Valley State University, Revenue Bonds
Series B
5.00%, 12/01/2026	55,000	64,793
Michigan Municipal Bond Authority, Revenue Bonds
5.00%, 10/01/2019	25,000	28,971
Michigan State Financing Authority, Revenue Bonds
Series D2, AGM 5.00%, 07/01/2026	250,000	285,935
Michigan State Hospital Finance Authority, Revenue Bonds
5.00%, 11/15/2020	25,000	28,881
Series A
6.00%, 12/01/2017	120,000	135,481
Mount Clemens Community School District, General Obligation Unlimited
Q-SBLF
5.00%, 05/01/2020	1,000,000	1,142,490

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Sturgis Public School District, General Obligation Unlimited
Q-SBLF
5.00%, 05/01/2026	$ 45,000	$ 53,600
Wayne County Airport Authority, Revenue Bonds
Series B
3.25%, 12/01/2024	45,000	46,309
4.00%, 12/01/2021	40,000	44,294
5.00%, 12/01/2022	30,000	35,444
Wayne County Michigan Airport Authority Revenue, Revenue Bonds
5.00%, 12/01/2019	150,000	171,508

		6,566,758

Minnesota - 1.4%
City of Cologne, Revenue Bonds
Series A
4.00%, 07/01/2023	310,000	324,511
City of Duluth, General Obligation Unlimited
Series D
3.13%, 02/01/2026	110,000	114,228
City of Rochester, Revenue Bonds
Series C
4.50%, 11/15/2038 (C)	50,000	58,121
Dakota County Community Development Agency, Revenue Bonds
Series A
5.00%, 09/01/2029 (D)	705,000	738,156
Minnesota Housing Finance Agency, Revenue Bonds
Series A
2.60%, 07/01/2021	95,000	98,154
Series B
3.20%, 07/01/2025	690,000	711,107
3.35%, 07/01/2026	245,000	251,689

		2,295,966

Mississippi - 0.2%
Mississippi Development Bank, Revenue Bonds
AGM
5.25%, 04/01/2017	150,000	162,313
Series A, CNTY GTD
5.25%, 01/01/2025	85,000	102,052
Mississippi Home Corp., Revenue Bonds
Series B-1, GNMA, FNMA, FHLMC
4.25%, 12/01/2018	10,000	10,748

		275,113

Missouri - 0.7%
Industrial Development Authority of the City of St. Louis, Tax Allocation
3.75%, 11/01/2027	650,000	645,060
St Louis County Industrial Development Authority, Special Assessment
2.00%, 03/01/2019 (A)	300,000	298,512
2.38%, 03/01/2020 (A)	300,000	299,112

		1,242,684

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Montana - 0.1%
Montana Board of Housing, Revenue Bonds
Series A-3, FHA
3.38%, 12/01/2025	$ 140,000	$ 147,930

Nevada - 0.2%
Clark County School District, General Obligation Limited
Series A, NATL
5.00%, 06/15/2025	100,000	110,886
County of Clark, Revenue Bonds
5.00%, 07/01/2024	25,000	28,362
Nevada System of Higher Education, Revenue Bonds
Series A
5.00%, 07/01/2021 - 07/01/2024	145,000	171,962

		311,210

New Hampshire - 0.1%
Windham School District, General Obligation Unlimited
Series A
3.00%, 07/15/2021	175,000	185,316

New Jersey - 6.1%
Camden County Improvement Authority, Revenue Bonds
CNTY GTD
5.00%, 01/15/2026	650,000	763,561
Series A
4.00%, 12/01/2018	40,000	43,568
Series A, CNTY GTD
4.00%, 12/15/2025	1,625,000	1,821,121
Casino Reinvestment Development Authority, Revenue Bonds
AGM
5.00%, 11/01/2026	575,000	652,085
City of Atlantic City, General Obligation Unlimited
AGM
4.00%, 08/01/2016	250,000	255,423
City of Bayonne, General Obligation Unlimited
Series A, BAM
5.00%, 11/15/2018	260,000	291,179
City of Jersey City, General Obligation Unlimited BAM
5.00%, 12/01/2018	1,610,000	1,815,710
City of Newark, General Obligation Unlimited
Series A
5.00%, 10/01/2020	475,000	537,980
City of Trenton, General Obligation Unlimited ASSURED GTY
5.00%, 07/15/2020	705,000	809,425
County of Middlesex, Certificate of Participation
5.00%, 10/15/2026	40,000	47,506

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Cumberland County Improvement Authority, Revenue Bonds
AGM, CNTY GTD
5.00%, 09/01/2025	$ 25,000	$ 29,701
Gloucester County Improvement Authority, Revenue Bonds
Series A, CNTY GTD
4.00%, 12/01/2018	1,350,000	1,471,081
Lacey Municipal Utilities Authority, Revenue Bonds
4.00%, 12/01/2022	100,000	112,647
New Jersey Economic Development Authority, Revenue Bonds
Series EE
5.25%, 09/01/2022	25,000	27,614
Series K, AMBAC
5.50%, 12/15/2019	500,000	566,275
New Jersey Educational Facilities Authority, Revenue Bonds
Series D, NATL
5.00%, 07/01/2017	60,000	65,164
New Jersey State Economic Development Athority, Revenue Bonds
5.00%, 06/15/2026	175,000	199,509
New Jersey Transportation Trust Fund Authority, Revenue Bonds
AGC, ICC, MBIA
5.50%, 12/15/2021	65,000	74,894
AGM, CR
5.50%, 12/15/2021	435,000	503,760
Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A
4.50%, 06/01/2023	30,000	30,035
Township of Voorhees, General Obligation Unlimited
3.00%, 06/01/2020	60,000	63,943

		10,182,181

New Mexico - 3.0%
City of Farmington, Revenue Bonds
Class B
1.88%, 04/01/2029 (C)	750,000	747,457
Class E
1.88%, 04/01/2029 (C)	1,000,000	997,540
Series A
1.88%, 04/01/2029 (C)	2,000,000	1,993,220
County of Los Alamos, Revenue Bonds
5.00%, 06/01/2024	135,000	160,448
Las Cruces School District No. 2, General Obligation Unlimited
Series A
4.00%, 08/01/2027	1,000,000	1,115,390
New Mexico Educational Assistance Foundation, Revenue Bonds
Series A-1
4.00%, 12/01/2020	25,000	28,074

		5,042,129

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 4.2%
Albany Capital Resource Corp., Revenue Bonds
Series A
5.00%, 12/01/2027 - 12/01/2033	$ 425,000	$ 480,986
City of Long Beach, General Obligation Limited
Series B, BAM
3.00%, 12/15/2018	385,000	404,735
County of Chautauqua, General Obligation Limited
AGM
4.00%, 06/01/2019	25,000	27,262
Metropolitan Transportation Authority, Revenue Bonds
Series A
5.00%, 11/15/2025	50,000	60,176
Nassau Health Care Corp., Revenue Notes
2.25%, 01/15/2016 (D)	200,000	201,484
New York Mortgage Agency, Revenue Bonds
3.45%, 10/01/2030	1,415,000	1,418,212
New York State Dormitory Authority, Revenue Bonds
Series A
5.00%, 07/01/2018 - 03/15/2028	825,000	975,637
Series A, NATL
5.50%, 05/15/2024	55,000	70,101
Niagara Falls City School District, Certificate of Participation
AGM
5.00%, 06/15/2024 - 06/15/2025 (B)	940,000	1,096,281
Niagara Tobacco Asset Securitization Corp., Revenue Bonds
4.00%, 05/15/2029	250,000	250,050
Suffolk County, General Obligation Limited
Series B
5.00%, 10/01/2020	720,000	843,214
Town of Oyster Bay, General Obligation Limited
AGM
3.25%, 08/01/2022	1,015,000	1,075,169
Series B, AGM
3.00%, 11/01/2017	35,000	36,498

		6,939,805

North Carolina - 0.5%
Appalachian State University, Revenue Bonds
3.00%, 10/01/2026	310,000	314,647
City of Charlotte, Certificate of Participation
Series A
5.00%, 12/01/2021	25,000	30,056
County of Mecklenburg, Certificate of Participation
Series B
5.00%, 02/01/2018	30,000	33,289
County of Union, Revenue Bonds
4.00%, 12/01/2022	40,000	45,273

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Carolina (continued)
North Carolina State Medical Care Commission, Revenue Bonds
3.50%, 02/15/2019	$ 130,000	$ 139,821
Winston-Salem State University, Revenue Bonds
5.00%, 06/01/2023	200,000	227,824

		790,910

North Dakota - 1.0%
City of Bismarck Water Revenue, Revenue Bonds
2.50%, 04/01/2025 - 04/01/2026	235,000	233,162
Grand Forks Park District, Revenue Bonds
3.00%, 12/01/2020	820,000	873,669
North Dakota Housing Finance Agency, Revenue Bonds
2.25%, 01/01/2021	100,000	101,010
2.55%, 01/01/2022	235,000	238,901
2.80%, 07/01/2023	155,000	157,555
State Board of Higher Education of the State of North Dakota, Revenue Bonds
AGM
3.00%, 05/01/2022	140,000	148,576

		1,752,873

Ohio - 4.3%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2
5.13%, 06/01/2024	1,530,000	1,300,775
Butler County Port Authority, Revenue Bonds
Series A
5.00%, 12/01/2024	545,000	639,323
City of Lorain, General Obligation Limited
BAM
3.00%, 12/01/2024	145,000	151,545
City of Marysville Wastewater Treatment System, Revenue Bonds
BAM
5.00%, 12/01/2023	685,000	810,759
City of Toledo, General Obligation Limited
AGM
5.25%, 12/01/2030	180,000	211,063
Cloverleaf Local School District, Certificate of Participation
BAM
4.00%, 03/01/2024	95,000	103,135
County of Allen, Revenue Bonds
Series B
4.13%, 09/01/2020	60,000	66,442
County of Lucas, Revenue Bonds
Series D
5.00%, 11/15/2018	25,000	28,243
County of Warren, Revenue Bonds
4.00%, 07/01/2018	125,000	134,314
5.00%, 07/01/2022 - 07/01/2023	425,000	491,488
Series B
4.00%, 04/01/2017	25,000	26,398

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Ohio Higher Educational Facility Commission, Revenue Bonds
5.00%, 01/01/2019	$ 35,000	$ 39,665
Series C 5.00%, 05/01/2020 - 05/01/2022	1,445,000	1,670,716
Ohio Housing Finance Agency, Revenue Bonds
Series B-1, GNMA, FNMA
3.80%, 05/01/2021	25,000	27,348
Ohio State Water Development Authority, Revenue Bonds
Series C
4.00%, 06/01/2033 (C)	1,250,000	1,323,475
Toledo-Lucas County Port Authority, Revenue Bonds
Series A
5.00%, 07/01/2020	165,000	183,526

		7,208,215

Oklahoma - 0.4%
Grand River Dam Authority, Revenue Bonds
Series A
4.00%, 06/01/2024	535,000	605,588
Oklahoma Development Finance Authority, Revenue Bonds
5.00%, 06/01/2020	25,000	29,177

		634,765

Oregon - 0.1%
State of Oregon Housing & Community Services Department, Revenue Bonds
Series A
5.00%, 07/01/2019	75,000	85,718
Series B
5.00%, 07/01/2019	45,000	50,875

		136,593

Pennsylvania - 7.3%
Allegheny Valley Joint School District, General Obligation Limited
BAM
5.00%, 11/01/2023	140,000	167,566
Beaver County Industrial Development Authority, Revenue Bonds
Series B
3.50%, 12/01/2035 (C)	840,000	866,956
Berks County Municipal Authority, Revenue Bonds
4.75%, 11/01/2018	100,000	111,471
Central Bradford Progress Authority, Revenue Bonds
5.25%, 12/01/2019	95,000	109,673
City of Philadelphia Water & Wastewater Revenue, Revenue Bonds
Series C, AGM
5.00%, 08/01/2020	335,000	392,064

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Commonwealth Financing Authority, Revenue Bonds
AGM
5.00%, 06/01/2025	$ 3,000,000	$ 3,563,850
County of Bedford, General Obligation Unlimited
Series A, BAM
2.13%, 09/01/2021	115,000	112,555
3.00%, 09/01/2019 - 09/01/2020	215,000	223,890
County of Westmoreland, General Obligation Unlimited
Series A
5.00%, 12/01/2021	25,000	29,936
Erie Water Authority, Revenue Bonds
AGM
4.00%, 12/01/2026	100,000	107,885
Hempfield Area School District, General Obligation Unlimited
Series B, XCLA
4.00%, 03/15/2021	25,000	26,348
Indiana County Hospital Authority, Revenue Bonds
Series A
5.50%, 06/01/2029	250,000	276,227
Lebanon County, General Obligation Unlimited
2.00%, 10/15/2019	550,000	554,218
Monroeville Municipal Authority, Revenue Bonds
Series A, AGM
2.00%, 12/01/2018 - 12/01/2020	255,000	254,922
Montgomery County Industrial Development Authority, Revenue Bonds
3.00%, 01/01/2016	505,000	508,671
Penn Hills School District, General Obligation Limited
BAM 3.00%, 10/01/2017	895,000	919,657
Pennsylvania Turnpike Commission, Revenue Bonds Series A, AGM 5.25%, 07/15/2022	75,000	89,674
Reading Area Water Authority 4.00%, 12/01/2025	750,000	813,195
School District of Philadelphia, General Obligation Limited Series A, AMBAC 5.00%, 08/01/2016	50,000	50,604
School District of Philadelphia, General Obligation Unlimited Series C 5.00%, 09/01/2017	150,000	163,704
State Public School Building Authority, Revenue Bonds
5.00%, 09/15/2021 - 09/15/2022	450,000	527,765
AGM
4.00%, 10/01/2017 - 10/01/2018	1,475,000	1,596,955
5.00%, 10/01/2020	235,000	271,688

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
State Public School Building Authority, Revenue Bonds (continued)
BAM
5.00%, 10/01/2019	$ 410,000	$ 462,168

		12,201,642

Puerto Rico - 2.7%
Commonwealth of Puerto Rico, General Obligation Unlimited
AGM
5.50%, 07/01/2015 - 07/01/2019	315,000	333,162
AGM, CR
4.50%, 07/01/2023	15,000	14,928
5.25%, 07/01/2016 - 07/01/2017	135,000	140,605
NATL-RE
6.00%, 07/01/2016	55,000	56,355
Series A, AMBAC
4.60%, 07/01/2019	20,000	20,150
Series A, ASSURED GTY
4.00%, 07/01/2015 - 07/01/2016	80,000	81,287
5.00%, 07/01/2016	60,000	61,688
Series A, NATL-RE
5.50%, 07/01/2019 - 07/01/2020	50,000	52,614
Series A, NATL-RE, IBC
5.50%, 07/01/2016 - 07/01/2018	250,000	258,358
Government Development Bank for Puerto Rico, Revenue Bonds NATL-RE, COMWLTH GTD 4.75%, 12/01/2015	610,000	611,049
Puerto Rico Electric Power Authority, Revenue Bonds
AGC
5.00%, 07/01/2026	500,000	499,455
ASSURED GTY
5.00%, 07/01/2018	10,000	10,395
Series DDD, AGM
5.00%, 07/01/2023	25,000	25,339
Series KK, AGM
5.50%, 07/01/2015	80,000	80,519
Series LL, NATL-RE
5.50%, 07/01/2016 - 07/01/2017	185,000	193,531
Series MM, NATL-RE
5.00%, 07/01/2020	10,000	10,270
Series SS, AGM
5.00%, 07/01/2019	45,000	45,090
Series SS, NATL-RE
3.75%, 07/01/2015	20,000	20,051
Series TT, AGM, CR
5.00%, 07/01/2017	80,000	83,556
Series UU, AGM
4.00%, 07/01/2015	50,000	50,189
5.00%, 07/01/2016 - 07/01/2024	525,000	530,716
Puerto Rico Highways & Transportation Authority, Revenue Bonds
NATL-RE
5.00%, 07/01/2018	20,000	20,004
Series A, AMBAC
Zero Coupon, 07/01/2015	300,000	297,996

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Series E, AGM
5.50%, 07/01/2015 - 07/01/2017	$ 205,000	$ 209,149
Series L, AGC
5.25%, 07/01/2017 - 07/01/2019	270,000	283,144
Puerto Rico Infrastructure Financing Authority, Revenue Bonds Series C, AMBAC 5.50%, 07/01/2016 - 07/01/2017	165,000	170,057
Puerto Rico Municipal Finance Agency, General Obligation Unlimited Series A, AGM 5.25%, 08/01/2015	50,000	50,100
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, AGM 5.00%, 08/01/2019	25,000	25,041
Series C, AGM
5.00%, 08/01/2015 - 08/01/2016	250,000	250,904
5.25%, 08/01/2017	25,000	25,802
Puerto Rico Public Buildings Authority, Revenue Bonds CIFG, TCRS, FSA, CR, COMWLTH GTD 5.50%, 07/01/2015	25,000	25,144
University of Puerto Rico, Revenue Bonds Series P, NATL-RE, IBC 5.00%, 06/01/2017	55,000	55,800

		4,592,448

Rhode Island - 1.6%
Providence Redevelopment Agency, Revenue Bonds Series A 5.00%, 04/01/2021	400,000	452,416
Rhode Island State Health and Educational Building 4.00%, 05/15/2024 (B)	1,000,000	1,080,840
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, 06/01/2027	1,000,000	1,136,630

		2,669,886

South Carolina - 1.4%
County of Richland, Revenue Bonds
Series A
3.88%, 04/01/2023	290,000	311,361
Piedmont Municipal Power Agency, Revenue Bonds
Series A-4
5.00%, 01/01/2020	35,000	40,248
Scago Educational Facilities Corp. for Cherokee School District No. 1, Revenue Bonds
5.00%, 12/01/2020 (B)	1,000,000	1,160,270
South Carolina State Housing Finance & Development Authority, Revenue Bonds GNMA, FNMA
2.00%, 07/01/2020	320,000	323,779

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Carolina (continued)
South Carolina State Public Service Authority, Revenue Bonds
Series C 5.00%, 12/01/2025	$ 390,000	$ 466,304

		2,301,962

South Dakota - 1.0%
South Dakota Health & Educational Facilities Authority, Revenue Bonds
Series B
3.00%, 08/01/2019 - 08/01/2021	1,565,000	1,656,998

Tennessee - 0.0% (E)
Tennessee State School Bond Authority, Revenue Bonds
Series C
5.00%, 05/01/2019	30,000	34,413

Texas - 10.3%
Brazoria County Municipal Utility District No. 21, General Obligation Unlimited
BAM
3.50%, 09/01/2024	310,000	329,195
Brazoria-Fort Bend County Municipal Utility District No. 1, General Obligation Unlimited AGM
3.00%, 09/01/2024	50,000	50,740
MAC
3.00%, 09/01/2022 (B)	1,375,000	1,414,270
Cinco Southwest Municipal Utility District No. 1, Revenue Bonds
BAM
2.00%, 12/01/2018	570,000	581,343
City of Brownsville, General Obligation Limited
5.00%, 02/15/2026	275,000	326,595
City of Corpus Christi Utility System Revenue, Revenue Bonds
5.00%, 07/15/2019	60,000	68,695
City of Laredo International Toll Bridge System Revenue, Revenue Bonds
AGM
5.00%, 10/01/2022 - 10/01/2023	660,000	776,084
City of Pearland, General Obligation Limited
5.00%, 03/01/2023	25,000	30,268
City of Westworth Village, General Obligation Limited
BAM
3.00%, 08/15/2019	35,000	37,084
Denton County Fresh Water Supply District No. 10, General Obligation Unlimited
AGM
3.00%, 09/01/2026	160,000	157,722
Downtown Redevelopment Authority, Tax Allocation
BAM
4.00%, 09/01/2022 - 09/01/2023 (B)	1,085,000	1,189,118

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
El Paso County Hospital District, General Obligation Limited
5.00%, 08/15/2022	$ 185,000	$ 218,067
Fort Bend County Levee Improvement District No. 7, General Obligation Unlimited
3.00%, 03/01/2023	250,000	265,687
Fort Bend County Municipal Utility District No. 133, General Obligation Unlimited
AGM
2.00%, 09/01/2019	150,000	151,429
Fort Bend County Municipal Utility District No. 139, General Obligation Unlimited
BAM
3.75%, 09/01/2026	50,000	52,748
Fort Bend County Municipal Utility District No. 142, General Obligation Unlimited
MAC
3.00%, 09/01/2026	1,075,000	1,048,243
Fort Bend County Municipal Utility District No. 151, General Obligation Unlimited
MAC
3.00%, 09/01/2026	820,000	804,937
Fort Bend County Municipal Utility District No. 50, General Obligation Unlimited
MAC
4.00%, 09/01/2023 - 09/01/2024	1,005,000	1,076,007
Fort Bend County Municipal Utility District No. 57, General Obligation Unlimited
AGM
3.00%, 04/01/2023 - 04/01/2025	780,000	786,467
Fort Bend County Municipal Utility District No. 58, General Obligation Unlimited
AGM
2.00%, 04/01/2020	180,000	179,811
3.00%, 04/01/2021 - 04/01/2022	300,000	310,484
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds
Series A
4.38%, 11/15/2021	20,000	22,201
Series B
5.50%, 12/01/2018	200,000	228,678
Harris County Municipal Utility District No. 105, General Obligation Unlimited
Series A, BAM
3.00%, 03/01/2021 - 03/01/2022 (B)	315,000	324,169
Harris County Municipal Utility District No. 389, General Obligation Unlimited
BAM
4.00%, 09/01/2025	120,000	129,431
Harris County Municipal Utility District No. 391, General Obligation Unlimited
AGM
3.00%, 09/01/2026	300,000	292,146
Harris County Municipal Utility District No. 412, General Obligation Unlimited
MAC
2.00%, 09/01/2019	225,000	225,184
3.00%, 09/01/2021 - 09/01/2023	360,000	368,376
4.00%, 09/01/2024	220,000	235,981

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Harris County Municipal Utility District No. 419, General Obligation Unlimited
Series A, BAM
3.00%, 09/01/2026	$ 140,000	$ 140,076
Harris County Municipal Utility District No. 49, General Obligation Unlimited
BAM
6.00%, 04/01/2020	50,000	59,325
Harris-Fort Bend Counties Municipal Utility District No. 3, General Obligation Unlimited BAM
3.00%, 04/01/2021 - 04/01/2022	420,000	432,227
Lower Colorado River Authority, Revenue Bonds
5.00%, 05/15/2020	35,000	40,649
Matagorda County Hospital District, Revenue Bonds
FHA
3.63%, 08/15/2016	100,000	103,623
Metropolitan Transit Authority of Harris County, Revenue Bonds
Series A
5.00%, 11/01/2020	40,000	46,493
Montgomery County Municipal Utility District No. 112, General Obligation Unlimited
BAM
2.50%, 10/01/2022	85,000	83,987
3.00%, 10/01/2023	95,000	95,708
Montgomery County Municipal Utility District No. 94, General Obligation Unlimited
Series A, BAM
3.25%, 10/01/2026	110,000	111,375
Northwest Harris County Municipal Utility District No. 10, General Obligation Unlimited
BAM
2.00%, 04/01/2021	150,000	148,129
Northwest Harris County Municipal Utility District No. 19, General Obligation Unlimited
BAM
3.00%, 10/01/2028	520,000	499,710
3.13%, 10/01/2029 - 10/01/2030	1,635,000	1,573,135
3.25%, 10/01/2031	1,430,000	1,384,226
Pflugerville, General Obligation Limited
4.00%, 08/01/2022 - 08/01/2024 (B)	350,000	391,017
Rolling Creek Utility District, General Obligation Unlimited
MAC
3.00%, 09/01/2026	320,000	318,870
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds
ASSURED GTY
4.50%, 09/01/2019	65,000	72,248
University of Houston, Revenue Bonds
Series A
5.00%, 02/15/2024	40,000	46,782

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
University of North Texas, Revenue Bonds
Series A, AGM
5.50%, 04/15/2017	$ 50,000	$ 50,221

		17,278,961

Utah - 0.5%
City of Riverton, Revenue Bonds
5.00%, 08/15/2018	75,000	83,809
South Davis Recreational District, General Obligation Unlimited
4.00%, 01/01/2025	50,000	55,573
Utah State Board of Regents, Revenue Bonds
Series EE-2
5.00%, 11/01/2019	40,000	46,306
Utah State Charter School Finance Authority, Revenue Bonds
4.00%, 04/15/2020	380,000	420,428
4.25%, 04/15/2034	170,000	175,073
Washington County Water Conservancy District, Revenue Bonds
5.00%, 10/01/2022	50,000	59,745

		840,934

Vermont - 0.3%
Vermont Housing Finance Agency, Revenue Bonds
Series D
3.65%, 11/01/2032	500,000	486,730

Virginia - 0.8%
Virginia College Building Authority, Revenue Bonds
Series B
5.00%, 09/01/2028	50,000	57,234
Virginia Housing Development Authority, Revenue Bonds
Series A
2.40%, 03/01/2024	115,000	115,137
2.60%, 03/01/2025	330,000	332,518
2.75%, 03/01/2026	780,000	784,072

		1,288,961

Washington - 0.2%
Central Puget Sound Regional Transit Authority, Revenue Bonds
NATL
4.75%, 02/01/2028	50,000	50,530
Clark County Public Utility District No. 1, Revenue Bonds
5.00%, 01/01/2024	100,000	119,460
Energy Northwest, Revenue Bonds
Series A
5.25%, 07/01/2018	35,000	39,629
Port of Seattle, Revenue Bonds
Series A
5.00%, 08/01/2018	25,000	28,022
Snohomish County Public Utility District No. 1, Revenue Bonds
5.00%, 12/01/2021	25,000	29,971

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Washington (continued)
Washington Health Care Facilities Authority, Revenue Bonds
Series A
5.00%, 10/01/2019	$ 25,000	$ 28,705

		296,317

West Virginia - 0.0% (E)
Berkeley County Public Service District, Revenue Bonds
Series A, AGM
3.50%, 12/01/2026	25,000	26,613
West Virginia University, Revenue Bonds
Series A
5.00%, 10/01/2024	25,000	29,881

		56,494

Wisconsin - 0.9%
Lomira School District, General Obligation Unlimited
3.00%, 03/01/2025	80,000	82,035
Milwaukee Housing Authority, Revenue Bonds
Series A
3.38%, 07/01/2029	1,050,000	1,040,035
Public Finance Authority, Revenue Bonds
Series A
4.50%, 09/01/2026	170,000	180,324
State of Wisconsin, Revenue Bonds
Series A
5.00%, 05/01/2019	25,000	28,657
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
5.00%, 08/15/2022 - 08/15/2023	140,000	159,231

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (continued)
Series B
5.00%, 08/15/2018	$ 25,000	$ 27,928

		1,518,210

Total Municipal Government Obligations (Cost $162,731,994)		163,638,804

CORPORATE DEBT SECURITY - 0.3%
Diversified Consumer Services - 0.3%
Public Charter School Receivables Co. LLC
3.75%, 09/30/2015 (A)	445,125	444,705

Total Corporate Debt Security (Cost $445,125)		444,705

REPURCHASE AGREEMENT - 12.6%
State Street Bank & Trust Co. 0.01% (F), dated 04/30/2015, to be repurchased at $21,090,394 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $21,514,110.	21,090,388	21,090,388

Total Repurchase Agreement (Cost $21,090,388)		21,090,388

Total Investments (Cost $184,267,507) (G)		185,173,897
Net Other Assets (Liabilities) - (10.8)%		(18,083,853)

Net Assets - 100.0%		$ 167,090,044

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Municipal Government Obligations	$—	$163,638,804	$—	$163,638,804
Corporate Debt Security	—	444,705	—	444,705
Repurchase Agreement	—	21,090,388	—	21,090,388

Total Investments	$—	$185,173,897	$—	$185,173,897

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $3,036,624, representing 1.8% of the Fund’s net assets.
(B)	When-issued security or delayed-delivery security; to be settled and delivered after April 30, 2015.
(C)	Floating or variable rate security. The rate disclosed is as of April 30, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	At April 30, 2015, the Fund owned the respective securities which were restricted to public resale:

Investments	Description	Acquisition Date	Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Miami-Dade County Industrial Development Authority	07/24/2014	$129,672	$135,933	0.1%

Municipal Government Obligations	Idaho Housing & Finance Association, Series A	04/06/2015	530,164	524,317	0.3

Municipal Government Obligations	Dakota County Community Development Agency, Series A	09/04/2014	718,457	738,156	0.5

Municipal Government Obligations	Nassau Health Care Corp.	01/23/2015	201,469	201,484	0.1

			$1,579,762	$1,599,890	1.0%

(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Rate disclosed reflects the yield at April 30, 2015.
(G)	Aggregate cost for federal income tax purposes is $184,267,507. Aggregate gross unrealized appreciation and depreciation for all securities is $1,481,301 and $574,911, respectively. Net unrealized appreciation for tax purposes is $906,390.
(H)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
ASSURED GTY	Assured Guaranty, Ltd.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CIFG	CIFG Assurance North America, Inc.
CNTY	County
COMWLTH	Commonwealth
CR	Custodial Receipts
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Assured Guaranty Municipal Corp. (formerly Financial Security Assurance, Inc.)
GNMA	Government National Mortgage Association
GTD	Guaranteed
IBC	Insured Bond Certificate
ICC	Insured Custody Certificate
MAC	Municipal Assurance Corp.
MBIA	National Public Finance Guarantee Corp. (formerly Municipal Bond Insurance Association)
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Bond Loan Fund Program
RADIAN	Radian Asset Assurance Inc.
RE	Reinsured
TCRS	Temporary Custodian Receipts
XLCA	Syncora (formerly XL Capital Assurance, Inc.)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 8.2%
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	$ 4,294,899	$ 5,489,418
U.S. Treasury Note
0.38%, 08/31/2015	1,910,800	1,912,741
0.50%, 09/30/2016	7,286,000	7,294,539
1.38%, 07/31/2018	19,125,000	19,341,648
1.75%, 05/15/2022	22,629,100	22,551,301
2.00%, 02/15/2025	2,215,000	2,206,003
2.50%, 08/15/2023	3,763,000	3,928,512

Total U.S. Government Obligations (Cost $60,977,130)		62,724,162

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.3%
Federal Home Loan Mortgage Corp., IO
5.00%, 08/01/2035	1,712,849	325,426
Federal National Mortgage Association
3.50%, TBA (A)	20,328,000	21,579,442
4.00%, TBA (A)	3,468,000	3,705,816

Total U.S. Government Agency Obligations (Cost $26,284,417)		25,610,684

FOREIGN GOVERNMENT OBLIGATIONS - 1.0%
Canada Housing Trust No. 1
3.15%, 06/15/2015	CAD 2,500,000	2,077,870
Mexican Bonos
7.25%, 12/15/2016	MXN 28,500,000	1,955,752
8.50%, 12/13/2018	15,428,600	1,122,564
Philippine Government International Bond
4.95%, 01/15/2021	PHP 90,000,000	2,165,113

Total Foreign Government Obligations (Cost $7,987,876)		7,321,299

MORTGAGE-BACKED SECURITIES - 14.7%
7 WTC Depositor LLC Trust
Series 2012-7WTC, Class A
4.08%, 03/13/2031 (B)	$ 409,785	422,931
Alternative Loan Trust
Series 2004-3T1, Class A3
5.00%, 05/25/2034	355,803	364,084
Series 2005-14, Class 4A1
0.40%, 05/25/2035 (C)	1,993,845	1,691,014
Series 2006-OC1, Class 2A3A
0.50%, 03/25/2036 (C)	2,515,998	2,223,544
American Home Mortgage Assets Trust
Series 2007-2, Class A1
0.31%, 03/25/2047 (C)	1,032,702	819,347
BB-UBS Trust
Series 2012-TFT, Class C
3.58%, 06/05/2030 (B) (C)	3,925,000	3,825,854
BBCMS Trust
Series 2014-BXO, Class C
2.18%, 08/15/2027 (B) (C)	3,735,000	3,743,561
BCAP LLC Trust
Series 2009-RR10, Class 2A1
2.71%, 08/26/2035 (B) (C)	264,230	261,070
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 (B) (C)	496,842	525,882

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BCAP LLC Trust (continued)
Series 2009-RR6, Class 2A1
2.53%, 08/26/2035 (B) (C)	$ 554,297	$ 551,252
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 (B) (C)	577,531	590,823
BHMS Mortgage Trust
Series 2014-ATLS, Class CFX
4.85%, 07/05/2033 (B) (C)	4,500,000	4,590,207
Boca Hotel Portfolio Trust
Series 2013-BOCA, Class C
2.33%, 08/15/2026 (B) (C)	4,500,000	4,493,763
CD Commercial Mortgage Trust
Series 2007-CD4, Class A1A
5.29%, 12/11/2049 (C)	980,892	1,022,971
CGBAM Commercial Mortgage Trust
Series 2015-SMRT, Class B
3.21%, 04/10/2028	2,200,000	2,265,968
CHL Mortgage Pass-Through Trust
Series 2005-11, Class 4A1
0.45%, 04/25/2035 (C)	607,930	526,566
Citigroup Commercial Mortgage Trust
Series 2014-388G, Class D
1.93%, 06/15/2033 (B) (C)	1,280,000	1,276,192
Citigroup Mortgage Loan Trust
Series 2014-A, Class A
4.00%, 01/25/2035 (B) (C)	1,849,842	1,922,943
Citigroup Mortgage Loan Trust, Inc.
Series 2015-A, Class A1
3.50%, 06/25/2058 (C)	3,781,286	3,825,092
COMM Mortgage Trust
Series 2014-PAT, Class D
2.33%, 08/13/2027 (B) (C)	1,825,000	1,840,974
Credit Suisse Commercial Mortgage Trust
Series 2007-C1, Class A1A
5.36%, 02/15/2040	3,375,524	3,545,343
CSMC Trust
Series 2010-18R, Class 1A11
3.75%, 08/26/2035 (B) (C)	190,076	188,999
Series 2010-RR2, Class 1B
5.51%, 04/15/2047 (B) (C)	3,500,000	3,700,546
Series 2014-11R, Class 17A1
0.01%, 12/27/2036 (B) (C)	1,875,901	1,773,409
GS Mortgage Securities Trust
Series 2013-G1, Class A2
3.56%, 04/10/2031 (B) (C)	5,000,000	5,083,205
HarborView Mortgage Loan Trust
Series 2006-9, Class 2A1A
0.39%, 11/19/2036 (C)	6,397,433	4,769,113
Series 2007-2, Class 2A1A
0.34%, 05/25/2038 (C)	5,544,008	4,122,064
Hilton USA Trust
Series 2013-HLF, Class CFL
2.07%, 11/05/2030 (B) (C)	1,537,325	1,536,832
Independent National Mortgage Corp. Index Mortgage Loan Trust
Series 2007-AR15, Class 2A1
4.27%, 08/25/2037 (C)	1,354,204	1,129,091
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A
2.57%, 12/26/2037 (B) (C)	218,907	218,266

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Jefferies Re-REMIC Trust (continued)
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 (B)	$ 128,492	$ 133,758
Series 2009-R7, Class 12A1
2.61%, 08/26/2036 (B) (C)	94,864	93,925
Series 2009-R7, Class 1A1
2.47%, 02/26/2036 (B) (C)	454,073	445,770
Series 2009-R7, Class 4A1
2.39%, 09/26/2034 (B) (C)	215,471	211,975
Series 2009-R9, Class 1A1
2.24%, 08/26/2046 (B) (C)	304,706	308,252
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-LD11, Class AM
5.96%, 06/15/2049 (C)	3,800,000	3,991,444
Series 2007-LD11, Class ASB
5.96%, 06/15/2049 (C)	436,614	453,960
Series 2014-DSTY, Class B
3.77%, 06/10/2027 (B)	3,835,000	3,972,239
Series 2014-DSTY, Class C
3.93%, 06/10/2027 (B) (C)	4,475,000	4,522,260
Series 2014-FBLU, Class D
2.78%, 12/15/2028 (B) (C)	3,750,000	3,759,390
Series 2015-CSMO, Class C
2.43%, 01/15/2032 (B) (C)	2,295,000	2,298,807
JPMorgan Commercial Mortgage-Backed Securities Trust
Series 2009-RR2, Class MLB
5.81%, 06/15/2050 (B) (C)	3,110,000	3,295,300
JPMorgan Re-REMIC Trust
Series 2009-7, Class 8A1
2.95%, 01/27/2047 (B) (C)	96,971	97,418
LB Commercial Mortgage Trust
Series 2007-C3, Class A1A
6.07%, 07/15/2044 (C)	1,289,098	1,396,650
Merrill Lynch Mortgage Investors Trust
Series 2006-A1, Class 1A1
2.80%, 03/25/2036 (C)	2,822,218	2,089,271
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A
5.99%, 08/15/2045 (B) (C)	2,191,884	2,336,012
Series 2010-R4, Class 3A
5.50%, 08/26/2047 (B)	707,715	731,858
Series 2014-R4, Class 4A
2.67%, 11/21/2035 (B) (C)	4,036,533	4,107,576
ORES LLC
Series 2014-LV3, Class A
3.00%, 03/27/2024 (B)	729,268	729,268
RALI Trust
Series 2006-QO1, Class 3A1
0.45%, 02/25/2046 (C)	6,382,769	4,007,498
Residential Asset Securitization Trust
Series 2004-A4, Class A11
5.50%, 08/25/2034	1,561,880	1,636,149
Structured Asset Mortgage Investments II Trust
Series 2006-AR7, Class A1BG
0.30%, 08/25/2036 (C)	6,502,202	5,051,372
Series 2007-AR3, Class 1A3
0.39%, 09/25/2047 (C)	5,503,525	3,801,433

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1
2.49%, 06/25/2033 (C)	$ 128,100	$ 129,189
Series 2003-L, Class 1A2
2.49%, 11/25/2033 (C)	90,096	89,925

Total Mortgage-Backed Securities (Cost $111,007,763)		112,541,605

ASSET-BACKED SECURITIES - 7.5%
BXG Receivables Note Trust
Series 2013-A, Class A
3.01%, 12/04/2028 (B)	1,494,879	1,506,924
Series 2015-A, Class A
2.88%, 05/02/2030 (B)	3,671,708	3,668,406
Countrywide Asset-Backed Certificates
Series 2005-AB3, Class 2A3
0.54%, 02/25/2036 (C)	2,844,833	2,660,323
Series 2006-22, Class 2A3
0.34%, 01/25/2034 (C)	3,071,868	2,749,088
Series 2006-6, Class 2A3
0.46%, 09/25/2036 (C)	3,600,000	3,085,841
CWABS Asset-Backed Certificates Trust
Series 2006-17, Class 2A2
0.33%, 03/25/2047 (C)	4,132,988	3,492,490
Diamond Resorts Owner Trust
Series 2013-1, Class A
1.95%, 01/20/2025 (B)	1,235,216	1,225,629
Series 2013-2, Class A
2.27%, 05/20/2026 (B)	963,736	968,594
Series 2014-1, Class A
2.54%, 05/20/2027 (B)	2,853,668	2,865,440
GSAA Trust
Series 2006-1, Class A3
0.51%, 01/25/2036 (C)	1,812,208	1,254,902
GSAMP Trust
Series 2006-HE1, Class A2D
0.49%, 01/25/2036 (C)	2,270,000	2,086,518
HSBC Home Equity Loan Trust
Series 2006-3, Class A4
0.42%, 03/20/2036 (C)	1,077,284	1,069,171
JGWPT XXIII LLC
Series 2011-1A, Class A
4.70%, 10/15/2056 (B)	2,593,590	2,858,357
Lehman XS Trust
Series 2005-8, Class 1A3
0.53%, 12/25/2035 (C)	1,887,112	1,238,175
OCP CLO, Ltd.
Series 2015-8A, Class A1
1.80%, 04/17/2027 (B) (C)	3,805,000	3,799,292
Orange Lake Timeshare Trust
Series 2014-AA, Class A
2.29%, 07/09/2029 (B)	1,362,728	1,366,387
Popular ABS Mortgage Pass-Through Trust
Series 2006-A, Class A4
0.50%, 02/25/2036 (C)	922,571	906,313
SBA Tower Trust
Series 2014-1A, Class C
2.90%, 10/15/2044 (B) (C)	3,245,000	3,275,110

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC
Series 2011-2A, Class A
3.26%, 05/20/2028 (B)	$ 592,964	$ 602,741
Series 2014-1A, Class A
2.07%, 03/20/2030 (B)	1,267,976	1,274,976
Soundview Home Loan Trust
Series 2006-3, Class A3
0.34%, 11/25/2036 (C)	3,642,080	3,080,766
Spirit Master Funding LLC
Series 2014-3A, Class A
5.74%, 03/20/2042 (B)	6,567,166	7,223,883
Westgate Resorts LLC
Series 2013-1A, Class A
2.25%, 08/20/2025 (B)	457,531	458,846
Series 2015-1A, Class A
2.75%, 05/20/2027 (B)	4,348,582	4,353,813

Total Asset-Backed Securities (Cost $52,655,246)		57,071,985

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.6%
California - 0.5%
State of California, General Obligation Unlimited
7.95%, 03/01/2036	3,150,000	3,852,261

Rhode Island - 0.1%
Rhode Island Economic Development Corp., Revenue Bonds
AGM
6.00%, 11/01/2015 (D)	545,000	556,936

Total Municipal Government Obligations (Cost $3,913,327)		4,409,197

CORPORATE DEBT SECURITIES - 61.5%
Aerospace & Defense - 0.5%
Bombardier, Inc.
4.75%, 04/15/2019 (B) (E)	2,010,000	1,999,950
7.50%, 03/15/2025 (B) (E)	1,725,000	1,709,906

		3,709,856

Airlines - 1.6%
America West Airlines Pass-Through Trust
8.06%, 01/02/2022	665,659	768,837
American Airlines Pass-Through Trust 4.00%, 01/15/2027	2,692,766	2,813,941
Continental Airlines Pass-Through Trust 6.90%, 10/19/2023	1,679,935	1,807,946
U.S. Airways Pass-Through Trust 3.95%, 05/15/2027	1,218,455	1,273,285
UAL Pass-Through Trust 10.40%, 05/01/2018	1,660,223	1,809,643
United Airlines Pass-Through Trust 3.75%, 03/03/2028	2,065,000	2,157,925
Virgin Australia Trust 5.00%, 04/23/2025 (B)	1,328,491	1,401,558

		12,033,135

Automobiles - 0.4%
FCA US LLC / CG Co-Issuer, Inc. 8.25%, 06/15/2021	3,100,000	3,421,625

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks - 9.0%
Barclays Bank PLC 10.18%, 06/12/2021 (B)	$ 4,945,000	$ 6,674,746
BBVA Bancomer SA 6.50%, 03/10/2021 (B) (E)	3,000,000	3,345,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 11.00%, 06/30/2019 (B) (C) (F)	5,975,000	7,677,875
Deutsche Bank AG 4.50%, 04/01/2025	4,590,000	4,494,354
HBOS PLC Series MTN 6.75%, 05/21/2018 (B)	4,465,000	4,990,910
HSBC Holdings PLC 6.38%, 09/17/2024 (C) (E) (F)	3,260,000	3,370,840
ING Bank NV 5.80%, 09/25/2023 (B)	4,545,000	5,114,029
Intesa Sanpaolo SpA
2.38%, 01/13/2017	1,500,000	1,515,066
3.13%, 01/15/2016	2,750,000	2,782,827
5.02%, 06/26/2024 (B)	1,930,000	1,944,118
Regions Bank 7.50%, 05/15/2018	4,955,000	5,727,420
Royal Bank of Scotland Group PLC 5.13%, 05/28/2024 (E)	6,340,000	6,548,225
Santander Bank NA 2.00%, 01/12/2018	4,190,000	4,198,564
Societe Generale SA 5.75%, 04/20/2016 (B)	2,569,000	2,668,723
Turkiye Halk Bankasi AS 4.75%, 06/04/2019 (B)	1,070,000	1,070,000
Wells Fargo & Co. 7.98%, 03/15/2018 (C) (F)	6,135,000	6,748,500

		68,871,197

Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc. 9.75%, 11/17/2015	BRL 2,200,000	715,578

Building Products - 1.2%
Associated Materials LLC / AMH New Finance, Inc. 9.13%, 11/01/2017	$ 3,325,000	2,826,250
Owens Corning 4.20%, 12/15/2022	5,923,000	6,141,008

		8,967,258

Capital Markets - 1.7%
Bank of New York Mellon Corp. Series MTN 3.65%, 02/04/2024 (E)	1,000,000	1,062,942
Goldman Sachs Group, Inc. 5.70%, 05/10/2019 (C) (F)	1,770,000	1,778,850
Morgan Stanley
5.45%, 07/15/2019 (C) (F)	1,870,000	1,884,025
5.75%, 01/25/2021	1,850,000	2,145,352
Prospect Capital Corp. 5.88%, 03/15/2023 (E)	2,625,000	2,714,704
UBS AG 7.63%, 08/17/2022	2,805,000	3,370,822

		12,956,695

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.7%
Hertz Corp. 6.75%, 04/15/2019	$ 1,765,000	$ 1,826,404
Steelcase, Inc. 6.38%, 02/15/2021 (E)	3,180,000	3,641,412

		5,467,816

Communications Equipment - 0.7%
Motorola Solutions, Inc. 3.50%, 09/01/2021	5,230,000	5,291,264

Construction Materials - 0.7%
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	5,050,000	5,233,547

Consumer Finance - 1.5%
Ally Financial, Inc. 4.63%, 06/26/2015	890,000	892,225
Discover Financial Services 3.75%, 03/04/2025	3,830,000	3,829,586
Springleaf Finance Corp. Series MTN 6.90%, 12/15/2017	6,350,000	6,746,875

		11,468,686

Containers & Packaging - 0.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 3.27%, 12/15/2019 (B) (C)	2,400,000	2,367,000
Coveris Holding Corp. 10.00%, 06/01/2018 (B)	1,280,000	1,350,400
Coveris Holdings SA 7.88%, 11/01/2019 (B)	2,600,000	2,639,000

		6,356,400

Distributors - 0.4%
Owens & Minor, Inc. 3.88%, 09/15/2021	3,060,000	3,179,248

Diversified Financial Services - 4.9%
Bank of America Corp.
6.50%, 07/15/2018 (E)	2,420,000	2,749,836
Series MTN
6.88%, 04/25/2018	4,050,000	4,618,993
Citigroup, Inc. 5.95%, 01/30/2023 (C) (E) (F)	5,675,000	5,653,719
General Electric Capital Corp. 7.13%, 06/15/2022 (C) (F)	3,700,000	4,301,250
ILFC E-Capital Trust I 4.09%, 12/21/2065 (B) (C)	2,545,000	2,392,300
Jefferies Group LLC 5.13%, 01/20/2023	1,935,000	2,006,417
JPMorgan Chase & Co. 5.15%, 05/01/2023 (C) (F)	4,810,000	4,662,694
Oaktree Capital Management, LP 6.75%, 12/02/2019 (B)	2,855,000	3,361,842
Vesey Street Investment Trust I 4.40%, 09/01/2016 (G)	3,745,000	3,897,440
Voya Financial, Inc. 5.50%, 07/15/2022	3,030,000	3,483,809

		37,128,300

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 4.1%
AT&T, Inc.
3.40%, 05/15/2025 (A)	$ 1,495,000	$ 1,479,208
3.90%, 03/11/2024 (E)	5,449,000	5,677,171
CenturyLink, Inc. 5.80%, 03/15/2022	2,975,000	3,086,562
Frontier Communications Corp. 7.63%, 04/15/2024	3,375,000	3,438,281
GTP Acquisition Partners I LLC 7.63%, 06/15/2041 (B)	500,000	527,500
Hughes Satellite Systems Corp. 6.50%, 06/15/2019	925,000	1,015,188
Intelsat Jackson Holdings SA 7.50%, 04/01/2021	3,484,000	3,619,005
Level 3 Communications, Inc. 8.88%, 06/01/2019	180,000	188,550
Level 3 Financing, Inc. 8.13%, 07/01/2019	4,200,000	4,414,200
Unison Ground Lease Funding LLC 6.39%, 04/15/2040 (B)	4,615,000	5,308,021
Verizon Communications, Inc. 1.80%, 09/15/2016 (C)	2,387,000	2,423,383

		31,177,069

Electric Utilities - 0.1%
EDP Finance BV 5.25%, 01/14/2021 (B)	945,000	1,017,567

Electronic Equipment, Instruments & Components - 0.5%
Arrow Electronics, Inc. 3.50%, 04/01/2022	3,565,000	3,562,480

Energy Equipment & Services - 1.8%
Hiland Partners, LP / Hiland Partners Finance Corp. 7.25%, 10/01/2020 (B)	2,315,000	2,511,775
NuStar Logistics, LP 8.15%, 04/15/2018	2,196,000	2,481,480
Regency Energy Partners, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	1,050,000	1,173,375
Seadrill, Ltd. 6.13%, 09/15/2017 (B) (E)	1,700,000	1,513,000
Transocean, Inc. 6.38%, 12/15/2021 (E)	2,221,000	1,957,256
Weatherford International, Ltd. 9.63%, 03/01/2019	3,657,000	4,253,212

		13,890,098

Food & Staples Retailing - 0.7%
CVS Health Corp. 2.25%, 08/12/2019 (E)	1,570,000	1,591,198
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	3,695,000	3,775,547

		5,366,745

Food Products - 0.4%
Post Holdings, Inc. 7.38%, 02/15/2022 (E)	2,833,000	2,939,238

Health Care Equipment & Supplies - 0.8%
Becton Dickinson and Co. 2.68%, 12/15/2019	2,500,000	2,549,270

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Mallinckrodt International Finance SA 3.50%, 04/15/2018	$ 3,155,000	$ 3,147,113
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 4.88%, 04/15/2020 (B)	200,000	203,250

		5,899,633

Health Care Providers & Services - 0.9%
CHS / Community Health Systems, Inc. 7.13%, 07/15/2020	3,400,000	3,646,500
Express Scripts Holding Co. 4.75%, 11/15/2021	2,920,000	3,246,909

		6,893,409

Hotels, Restaurants & Leisure - 0.8%
International Game Technology PLC 6.25%, 02/15/2022 (B) (E)	1,927,000	1,902,913
Scientific Games International, Inc. 7.00%, 01/01/2022 (B) (E)	912,000	950,760
Wyndham Worldwide Corp. 2.50%, 03/01/2018	3,510,000	3,528,624

		6,382,297

Household Durables - 0.2%
Meritage Homes Corp. 4.50%, 03/01/2018	1,500,000	1,528,125

Household Products - 0.6%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	4,190,000	4,378,550

Independent Power and Renewable Electricity Producers - 0.8%
NRG Energy, Inc. 7.88%, 05/15/2021	5,535,000	5,913,594

Insurance - 5.6%
American Financial Group, Inc. 9.88%, 06/15/2019	3,275,000	4,156,558
American International Group, Inc. Series MTN 5.85%, 01/16/2018	3,055,000	3,403,740
Chubb Corp. 6.38%, 03/29/2067 (C)	3,713,000	3,935,780
Fidelity National Financial, Inc. 6.60%, 05/15/2017 (E)	2,170,000	2,362,609
Hanover Insurance Group, Inc. 6.38%, 06/15/2021	3,365,000	3,932,430
Hartford Financial Services Group, Inc. 5.50%, 10/15/2016	3,124,000	3,316,791
Oil Insurance, Ltd. 3.26%, 06/01/2015 (B) (C) (F)	1,245,000	1,070,700
Reinsurance Group of America, Inc. 6.75%, 12/15/2065 (C)	3,065,000	2,942,400
Sompo Japan Insurance, Inc. 5.33%, 03/28/2073 (B) (C)	5,635,000	6,142,714
Stone Street Trust 5.90%, 12/15/2015 (B)	3,675,000	3,772,211
ZFS Finance USA Trust II 6.45%, 12/15/2065 (B) (C)	7,875,000	8,197,875

		43,233,808

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services - 1.0%
Cardtronics, Inc. 5.13%, 08/01/2022 (B)	$ 4,320,000	$ 4,287,600
SunGard Data Systems, Inc. 6.63%, 11/01/2019	3,150,000	3,283,875

		7,571,475

Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc. 3.30%, 02/15/2022	3,650,000	3,710,794

Media - 1.7%
Cablevision Systems Corp. 7.75%, 04/15/2018	3,675,000	4,125,188
CCO Holdings LLC / CCO Holdings Capital Corp. 6.50%, 04/30/2021	65,000	67,543
Clear Channel Worldwide Holdings, Inc. 7.63%, 03/15/2020	5,805,000	6,108,487
Numericable-SFR SAS 4.88%, 05/15/2019 (B)	2,350,000	2,370,563

		12,671,781

Metals & Mining - 1.2%
Anglo American Capital PLC 9.38%, 04/08/2019 (B) (E)	1,956,000	2,437,614
Glencore Finance Canada, Ltd. 5.80%, 11/15/2016 (B)	1,950,000	2,067,061
Glencore Funding LLC 2.50%, 01/15/2019 (B) (E)	955,000	955,228
Rio Tinto Finance USA, Ltd. 9.00%, 05/01/2019 (E)	2,734,000	3,438,142

		8,898,045

Multi-Utilities - 0.4%
Black Hills Corp.
4.25%, 11/30/2023	1,730,000	1,842,794
5.88%, 07/15/2020	1,200,000	1,376,862

		3,219,656

Oil, Gas & Consumable Fuels - 3.8%
California Resources Corp. 5.00%, 01/15/2020	1,606,000	1,517,670
Chesapeake Energy Corp.
3.53%, 04/15/2019 (C)	1,465,500	1,406,880
6.50%, 08/15/2017 (E)	2,175,000	2,310,938
CITGO Holding, Inc. 10.75%, 02/15/2020 (B)	2,311,000	2,441,571
CITGO Petroleum Corp. 6.25%, 08/15/2022 (B)	1,706,000	1,667,615
Gazprom OAO Via GAZ Capital SA 5.09%, 11/29/2015 (B)	725,000	729,833
Linn Energy LLC / Linn Energy Finance Corp. 6.25%, 11/01/2019	3,255,000	2,750,475
Lukoil International Finance BV 3.42%, 04/24/2018 (B)	1,550,000	1,459,325
ONEOK Partners, LP 4.90%, 03/15/2025	2,255,000	2,292,900
Petrobras Global Finance BV 3.00%, 01/15/2019 (E)	3,980,000	3,717,320
Petroleum Co., of Trinidad & Tobago, Ltd. 9.75%, 08/14/2019 (B)	1,351,000	1,618,498

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Ras Laffan Liquefied Natural Gas Co., Ltd. III 6.75%, 09/30/2019 (B) (E)	$ 2,270,000	$ 2,703,797
Rosneft Oil Co. via Rosneft International Finance, Ltd. 3.15%, 03/06/2017 (B)	765,000	726,750
YPF SA 8.50%, 07/28/2025 (B)	3,777,000	3,833,655

		29,177,227

Paper & Forest Products - 0.2%
Boise Cascade Co. 6.38%, 11/01/2020	1,455,000	1,531,388

Pharmaceuticals - 1.8%
Actavis Funding SCS
1.30%, 06/15/2017	2,235,000	2,220,986
3.80%, 03/15/2025	3,260,000	3,295,130
Actavis, Inc. 3.25%, 10/01/2022	2,015,000	1,999,116
Perrigo Co. PLC 2.30%, 11/08/2018	4,718,000	4,750,748
Valeant Pharmaceuticals International, Inc.
5.88%, 05/15/2023 (B)	769,000	789,186
6.13%, 04/15/2025 (B)	654,000	674,846

		13,730,012

Professional Services - 0.3%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (B)	2,400,000	2,529,000

Real Estate Investment Trusts - 2.9%
ARC Properties Operating Partnership, LP 2.00%, 02/06/2017	3,975,000	3,865,687
CBL & Associates, LP 5.25%, 12/01/2023	1,463,000	1,551,950
EPR Properties
5.75%, 08/15/2022	875,000	957,015
7.75%, 07/15/2020	4,778,000	5,743,285
Government Properties Income Trust 3.75%, 08/15/2019	4,180,000	4,323,876
Hospitality Properties Trust 5.00%, 08/15/2022	1,653,000	1,761,214
Kilroy Realty, LP 6.63%, 06/01/2020	3,407,000	3,994,036
		22,197,063
Road & Rail - 1.2%
Aviation Capital Group Corp.
4.63%, 01/31/2018 (B)	1,410,000	1,476,362
7.13%, 10/15/2020 (B)	6,535,000	7,672,201

		9,148,563

Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp. 4.13%, 11/01/2021	2,085,000	2,168,877

Software - 0.4%
First Data Corp.
6.75%, 11/01/2020 (B)	442,000	470,730
7.38%, 06/15/2019 (B)	2,860,000	2,970,825

		3,441,555

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 0.3%
Claire’s Stores, Inc. 9.00%, 03/15/2019 (B)	$ 2,425,000	$ 2,164,555

Tobacco - 0.4%
Lorillard Tobacco Co. 8.13%, 06/23/2019	2,700,000	3,297,202

Trading Companies & Distributors - 0.6%
International Lease Finance Corp. 6.75%, 09/01/2016 (B)	4,530,000	4,790,475

Wireless Telecommunication Services - 3.0%
Crown Castle Towers LLC
3.22%, 05/15/2042	680,000	680,394
4.88%, 08/15/2040 (B)	2,150,000	2,353,790
6.11%, 01/15/2040 (B)	5,000,000	5,696,035
SBA Tower Trust 5.10%, 04/15/2042 (B)	3,680,000	3,827,252
Sprint Communications, Inc. 9.00%, 11/15/2018 (B)	5,430,000	6,178,308
WCP Wireless Site Funding / WCP Wireless Site RE Funding
4.14%, 11/15/2040 (B)	1,331,803	1,338,122
6.83%, 11/15/2040 (B)	2,570,000	2,614,482

		22,688,383

Total Corporate Debt Securities (Cost $460,180,212)		469,919,269

CONVERTIBLE BOND - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Financing, Inc. 8.63%, 07/15/2020	2,090,000	2,267,650

Total Convertible Bond (Cost $2,286,121)		2,267,650

LOAN ASSIGNMENTS - 0.5%
Food & Staples Retailing - 0.1%
Albertson’s LLC, Term Loan B2 5.38%, 03/21/2019 (C)	495,012	498,647

Metals & Mining - 0.1%
Atkore International, Inc., 2nd Lien Term Loan 7.75%, 10/09/2021 (C)	550,000	518,375

Technology Hardware, Storage & Peripherals - 0.3%
Dell, Inc., Term Loan B 4.50%, 04/29/2020 (C)	2,603,298	2,611,254

Total Loan Assignments (Cost $3,625,960)		3,628,276

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 3.3%
U.S. Treasury Bill 0.02%, 06/11/2015 (H)	25,531,300	25,530,864

Total Short-Term U.S. Government Obligation (Cost $25,530,864)		25,530,864

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.1%
Pharmaceuticals - 0.1%
Actavis PLC Series A, 5.50%	$ 1,152	$ 1,152,760

Total Convertible Preferred Stock (Cost $1,152,006)		1,152,760

PREFERRED STOCKS - 0.8%
Banks - 0.1%
CoBank ACB Series F, 6.25% (C)	9,770	1,004,784

Consumer Finance - 0.3%
Ally Financial, Inc. Series A, 8.50% (C)	69,200	1,833,800

Diversified Telecommunication Services - 0.4%
Centaur Funding Corp. Series B, 9.08% (B)	2,661	3,319,597

Total Preferred Stocks (Cost $6,173,197)		6,158,181

COMMON STOCK - 0.2%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	26,000	1,311,440

Total Common Stock (Cost $814,250)		1,311,440

	Shares	Value
WARRANT - 0.4%
Banks - 0.4%
Wells Fargo & Co. (I) Exercise Price $34.01 Expires 10/28/2018	148,210	$ 3,121,303

Total Warrant (Cost $1,141,217)		3,121,303

SECURITIES LENDING COLLATERAL - 5.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (H)	43,898,957	43,898,957

Total Securities Lending Collateral (Cost $43,898,957)		43,898,957

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.01% (H), dated 04/30/2015, to be repurchased at $5,354,397 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $5,461,596.	$ 5,354,396	5,354,396

Total Repurchase Agreement (Cost $5,354,396)		5,354,396

Total Investments (Cost $812,982,939) (J)		832,022,028
Net Other Assets (Liabilities) - (8.8)%		(67,459,750)

Net Assets - 100.0%		$ 764,562,278

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
U.S. Government Obligations	$—	$62,724,162	$—	$62,724,162
U.S. Government Agency Obligations	—	25,610,684	—	25,610,684
Foreign Government Obligations	—	7,321,299	—	7,321,299
Mortgage-Backed Securities	—	112,541,605	—	112,541,605
Asset-Backed Securities	—	57,071,985	—	57,071,985
Municipal Government Obligations	—	4,409,197	—	4,409,197
Corporate Debt Securities	—	469,919,269	—	469,919,269
Convertible Bond	—	2,267,650	—	2,267,650
Loan Assignments	—	3,628,276	—	3,628,276
Short-Term U.S. Government Obligation	—	25,530,864	—	25,530,864
Convertible Preferred Stock	1,152,760	—	—	1,152,760
Preferred Stocks	6,158,181	—	—	6,158,181
Common Stock	1,311,440	—	—	1,311,440
Warrant	3,121,303	—	—	3,121,303
Securities Lending Collateral	43,898,957	—	—	43,898,957
Repurchase Agreement	—	5,354,396	—	5,354,396

Total Investments	$55,642,641	$776,379,387	$—	$832,022,028

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	When-issued security or delayed-delivery security; to be settled and delivered after April 30, 2015.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $259,029,434, representing 33.9% of the Fund’s net assets.
(C)	Floating or variable rate security. The rate disclosed is as of April 30, 2015.
(D)	Illiquid security. Total aggregate value of illiquid securities is $556,936, representing 0.1% of the Fund’s net assets.
(E)	All or a portion of the security is on loan. The value of all securities on loan is $42,986,271. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	The security has a perpetual maturity; the date displayed is the next call date.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of April 30, 2015; the maturity date disclosed is the ultimate maturity date.
(H)	Rate disclosed reflects the yield at April 30, 2015.
(I)	Non-income producing security.
(J)	Aggregate cost for federal income tax purposes is $812,982,939. Aggregate gross unrealized appreciation and depreciation for all securities is $25,532,957 and $6,493,868, respectively. Net unrealized appreciation for tax purposes is $19,039,089.
(K)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Peso
PHP	Philippine Peso

PORTFOLIO ABBREVIATIONS:

AGM	Assured Guaranty Municipal Corp.
IO	Interest only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES - 5.2%
Banks - 0.5%
CIT Group, Inc. 5.25%, 03/15/2018	$ 1,500,000	$ 1,554,750

Building Products - 0.2%
Norbord, Inc. 6.25%, 04/15/2023 (A)	500,000	505,625

Chemicals - 0.2%
Hexion, Inc. 6.63%, 04/15/2020	750,000	701,250

Consumer Finance - 0.4%
Springleaf Finance Corp. 5.25%, 12/15/2019 (B)	1,000,000	1,007,500

Food Products - 0.2%
Post Holdings, Inc. 6.75%, 12/01/2021 (A) (B)	500,000	505,750

Health Care Providers & Services - 1.3%
CHS / Community Health Systems, Inc. 5.13%, 08/01/2021	1,000,000	1,035,000
LifePoint Hospitals, Inc. 5.50%, 12/01/2021	500,000	525,550
Tenet Healthcare Corp. 4.50%, 04/01/2021	2,000,000	1,992,500

		3,553,050

Household Durables - 0.4%
Meritage Homes Corp. 4.50%, 03/01/2018 (B)	1,000,000	1,018,750

Household Products - 0.4%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	1,000,000	1,045,000

Media - 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 6.50%, 04/30/2021	2,000,000	2,078,250
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	1,000,000	1,052,500

		3,130,750

Oil, Gas & Consumable Fuels - 0.5%
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	1,396,000	1,364,590

Total Corporate Debt Securities (Cost $14,407,241)		14,387,015

LOAN ASSIGNMENTS - 91.7%
Aerospace & Defense - 1.0%
BE Aerospace, Inc., Term Loan B 4.00%, 12/16/2021 (C)	997,500	1,007,974
Silver II US Holdings LLC, Term Loan 4.00%, 12/13/2019 (C)	922,290	897,696
TransDigm, Inc., Term Loan C 3.75%, 02/28/2020 (C)	984,887	986,801

		2,892,471

Auto Components - 1.6%
Crowne Group LLC, 1st Lien Term Loan 6.00%, 09/30/2020 (C)	1,493,747	1,486,278

	Principal	Value
LOAN ASSIGNMENTS (continued)
Auto Components (continued)
Goodyear Tire & Rubber Co., 2nd Lien Term Loan 4.75%, 04/30/2019 (C)	$ 2,500,000	$ 2,526,043
UCI International, Inc., Term Loan B 5.50%, 07/26/2017 (C)	492,288	482,852

		4,495,173

Automobiles - 0.4%
Chrysler Group LLC, Term Loan B 3.50%, 05/24/2017 (C)	994,832	996,076

Biotechnology - 0.8%
Sage Products Holdings III LLC, Refinance Term Loan B 5.00%, 12/13/2019 (C)	2,126,186	2,152,763

Building Products - 0.9%
KP Germany Erste GmbH, 1st Lien Term Loan TBD, 04/22/2020 (D) (E)	598,802	597,305
Ply Gem Industries, Inc., Term Loan 4.00%, 02/01/2021 (C)	1,980,000	1,974,060

		2,571,365

Capital Markets - 2.6%
ARG IH Corp., Term Loan B 4.78%, 11/15/2020 (C)	1,481,250	1,487,545
Duff & Phelps Investment Management Co., Incremental Delayed Draw Term Loan 4.50%, 04/23/2020 (C)	249,375	250,310
Duff & Phelps Investment Management Co., Incremental Term Loan 4.50%, 04/23/2020 (C)	249,375	250,310
Duff & Phelps Investment Management Co., Term Loan B 4.50%, 04/23/2020 (C)	984,973	984,562
Guggenheim Partners LLC, Term Loan 4.25%, 07/22/2020 (C)	2,483,640	2,494,506
Onex Wizard US Acquisition, Inc., Term Loan 5.25%, 03/13/2022 (C)	1,600,000	1,615,751

		7,082,984

Chemicals - 2.2%
Armored Autogroup, Inc., Term Loan B 6.00%, 11/05/2016 (C)	1,805,457	1,806,961
Klockner-Pentaplast of America, Inc., Term Loan TBD, 04/10/2020 (D) (E)	1,401,198	1,408,642
Minerals Technologies, Inc., Term Loan B 4.00%, 05/07/2021 (C)	915,513	918,564
Road Infrastructure Investment LLC, 2nd Lien Term Loan 7.75%, 09/21/2021 (C)	1,000,000	920,000
Trinseo Materials Operating SCA, Term Loan B TBD, 10/13/2021 (D) (E)	500,000	501,875
Tronox Pigments BV, Term Loan 4.25%, 03/19/2020 (C)	494,131	495,305

		6,051,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies - 3.1%
ADS Waste Holdings, Inc., Term Loan 3.75%, 10/09/2019 (C)	$ 445,138	$ 443,608
Asurion LLC, Term Loan B1 5.00%, 05/24/2019 (C)	1,686,513	1,696,116
EnergySolutions LLC, Term Loan 6.75%, 05/29/2020 (C)	937,857	939,811
Multi Packaging Solutions, Inc., Incremental Term Loan 4.25%, 09/30/2020 (C)	497,500	496,256
Multi Packaging Solutions, Inc., Term Loan A 4.25%, 09/30/2020 (C)	496,250	495,009
Multi Packaging Solutions, Inc., Term Loan B 4.25%, 09/30/2020 (C)	990,000	985,463
RGIS Services LLC, Term Loan C 5.50%, 10/18/2017 (C)	492,386	457,919
Varsity Brands, Inc., 1st Lien Term Loan 6.00%, 12/11/2021 (C)	1,496,250	1,511,212
W/S Packaging Group, Inc., Term Loan B 5.00%, 08/09/2019 (C)	471,314	454,228
WTG Holdings III Corp., 1st Lien Term Loan 4.75%, 01/15/2021 (C)	1,152,083	1,157,844

		8,637,466

Communications Equipment - 1.1%
AVSC Holding Corp., 1st Lien Term Loan 4.50%, 01/24/2021 (C) (E)	1,985,000	1,989,962
Riverbed Technology, Inc., Term Loan B TBD, 04/24/2022 (D) (E)	1,000,000	1,010,781

		3,000,743

Construction & Engineering - 1.1%
Granite Acquisition Inc., Term Loan B 5.00%, 12/19/2021 (C)	1,931,940	1,958,471
Granite Acquisition Inc., Term Loan C 5.00%, 12/19/2021 (C)	63,218	64,087
Pike Corp., 1st Lien Term Loan 5.50%, 12/22/2021 (C)	997,500	1,003,485

		3,026,043

Containers & Packaging - 7.6%
Anchor Glass Container Corp., 1st Lien Term Loan 4.25%, 06/30/2021 (C)	4,259,104	4,276,098
Berry Plastics Holding Corp., Term Loan E 3.75%, 01/06/2021 (C)	1,812,222	1,817,005
BWAY Holding Co., Inc., Term Loan B 5.50%, 08/14/2020 (C)	992,500	1,001,681
Crown Americas LLC, Term Loan B 5.50%, 10/22/2021 (C)	1,496,250	1,503,453
Exopack Holdings SA, Term Loan B 5.25%, 05/08/2019 (C)	1,983,718	1,992,810
Hilex Poly Co. LLC, Term Loan B 6.00%, 12/05/2021 (C)	798,000	805,980
Packaging Coordinators, Inc., 1st Lien Term Loan 5.25%, 08/01/2021 (C)	497,500	496,878
Printpack Holdings, Inc., Term Loan 6.00%, 05/28/2020 (C) (E)	2,991,231	2,970,666

	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)
Tekni-Plex, Inc., Term Loan B TBD, 04/01/2022 (D) (E)	$ 3,000,000	$ 3,005,250
4.75%, 08/10/2019 (C)	2,968,650	2,964,939

		20,834,760

Distributors - 0.6%
Autoparts Holdings, Ltd., 1st Lien Term Loan 7.00%, 07/29/2017 (C)	1,016,884	1,007,987
PFS Holding Corp., 1st Lien Term Loan 4.50%, 01/31/2021 (C)	738,769	659,351

		1,667,338

Diversified Consumer Services - 2.6%
Affinion Group, Inc., Term Loan B 6.75%, 04/30/2018 (C)	986,156	944,245
Pre-Paid Legal Services, Inc., 1st Lien Term Loan 6.25%, 07/01/2019 (C)	1,335,328	1,339,223
ServiceMaster Co., Term Loan B 4.25%, 07/01/2021 (C) (E)	3,988,747	3,997,055
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan 5.25%, 05/06/2021 (C)	992,500	989,771

		7,270,294

Diversified Telecommunication Services - 1.1%
Cincinnati Bell, Inc., Term Loan B 4.00%, 09/10/2020 (C)	886,500	887,424
Global Tel*Link Corp., 1st Lien Term Loan 5.00%, 05/22/2020 (C)	729,825	720,702
Hawaiian Telcom Communications, Inc., Term Loan B 5.00%, 06/06/2019 (C)	997,467	999,961
Level 3 Financing, Inc., Incremental Term Loan B5 4.50%, 01/31/2022 (C)	500,000	501,771

		3,109,858

Electric Utilities - 1.1%
Lonestar Generation LLC, Term Loan B 5.25%, 02/20/2021 (C)	1,487,490	1,476,334
Star West Generation LLC, Term Loan B 4.25%, 03/13/2020 (C)	1,681,331	1,687,635

		3,163,969

Electrical Equipment - 0.2%
Trojan Battery Co. LLC, Term Loan 5.75%, 06/11/2021 (C)	496,250	493,769

Electronic Equipment, Instruments & Components - 1.1%
Sensus USA, Inc., 1st Lien Term Loan 4.50%, 05/09/2017 (C)	2,173,857	2,168,422
Zebra Technologies Corp., Term Loan B 4.75%, 10/27/2021 (C)	977,273	988,675

		3,157,097

Energy Equipment & Services - 0.1%
Floatel International, Ltd., Term Loan B 6.00%, 06/27/2020 (C)	495,000	368,775

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
LOAN ASSIGNMENTS (continued)
Food & Staples Retailing - 2.5%
Albertson’s LLC, Term Loan B2 5.38%, 03/21/2019 (C)	$ 1,296,005	$ 1,305,523
Rite Aid Corp., 2nd Lien Term Loan
TBD, 06/21/2021 (D) (E)	1,500,000	1,501,875
5.75%, 08/21/2020 (C)	2,280,000	2,297,100
Roundy’s Supermarkets, Inc., Term Loan B 5.75%, 03/03/2021 (C)	1,009,451	973,489
SUPERVALU, Inc., Refinance Term Loan B 4.50%, 03/21/2019 (C)	740,270	742,738

		6,820,725

Food Products - 5.2%
Aramark Services, Inc., Extended Synthetic Line of Credit 2 0.03%, 07/26/2016 (C) (E)	2,289,402	2,277,955
Aramark Services, Inc., Extended Synthetic Line of Credit 3 0.03%, 07/26/2016 (C) (E)	779,159	775,263
Bellisio Foods, Inc., Term Loan 5.25%, 08/01/2019 (C)	766,841	705,494
CSM Bakery Solutions LLC, 1st Lien Term Loan 5.00%, 07/03/2020 (C)	1,978,907	1,980,391
Del Monte Foods, Inc., 1st Lien Term Loan 4.25%, 02/18/2021 (C)	1,481,250	1,417,063
Del Monte Foods, Inc., 2nd Lien Term Loan 8.25%, 08/18/2021 (C)	250,000	225,000
Dole Food Co., Inc., Term Loan B 4.50%, 11/01/2018 (C)	2,400,172	2,415,173
HB Acquisition LLC, Term Loan 6.75%, 04/09/2020 (C)	994,975	1,014,874
Hearthside Group Holdings LLC, Term Loan 4.50%, 06/02/2021 (C)	992,500	993,716
Post Holdings, Inc., Series A, Incremental Term Loan 3.75%, 06/02/2021 (C) (E)	1,492,500	1,497,031
Shearer’s Foods, Inc., 1st Lien Term Loan 4.50%, 06/30/2021 (C)	995,000	997,488

		14,299,448

Health Care Equipment & Supplies - 6.2%
Alere, Inc., Term Loan B 4.25%, 06/30/2017 (C) (E)	2,947,650	2,962,388
Biomet Inc., Term Loan B2 3.68%, 07/25/2017 (C)	2,434,309	2,433,550
CPI Buyer LLC, 1st Lien Term Loan 5.50%, 08/18/2021 (C)	995,001	995,001
DJO Finance LLC, Term Loan 4.25%, 09/15/2017 (C)	2,486,203	2,492,418
Halyard Health, Inc., Term Loan B 4.00%, 11/01/2021 (C)	869,295	877,625
Kinetic Concepts, Inc., Term Loan E1 4.50%, 05/04/2018 (C)	1,979,962	1,991,925
Kinetic Concepts, Inc., Term Loan E2 TBD, 11/04/2016 (D) (E)	2,000,000	1,999,000

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Equipment & Supplies (continued)
Millennium Laboratories, Inc., Term Loan B 5.25%, 04/16/2021 (C)	$ 496,250	$ 401,963
Onex Carestream Finance, LP, 1st Lien Term Loan 5.00%, 06/07/2019 (C)	2,909,454	2,934,306

		17,088,176

Health Care Providers & Services - 6.7%
Ardent Medical Services, Inc., Term Loan 6.75%, 07/02/2018 (C) (E)	2,738,675	2,742,099
Community Health Systems, Inc., Term Loan D 4.25%, 01/27/2021 (C)	3,086,507	3,104,254
IASIS Healthcare LLC, Term Loan B2 4.50%, 05/03/2018 (C)	2,479,746	2,487,806
Medpace Holdings, Inc., 1st Lien Term Loan 4.75%, 04/01/2021 (C)	470,297	472,061
Ortho-Clinical Diagnostics, Inc., Term Loan B 4.75%, 06/30/2021 (C) (E)	2,485,000	2,476,568
Planet Fitness Holdings LLC, Term Loan 4.75%, 03/31/2021 (C)	990,000	994,950
Radnet Management, Inc., Term Loan B 4.28%, 10/10/2018 (C) (E)	1,965,260	1,967,716
Regionalcare Hospital Partners, Inc., 1st Lien Term Loan 6.00%, 04/19/2019 (C)	1,989,981	1,989,981
Surgery Center Holdings, Inc., 1st Lien Term Loan 5.25%, 11/03/2020 (C)	498,750	501,244
United Surgical Partners International, Inc., Extended Term Loan 4.25%, 04/19/2017 (C)	493,639	493,639
United Surgical Partners International, Inc., Incremental Term Loan 4.75%, 04/03/2019 (C)	496,203	496,823
Valitas Health Services, Inc., Term Loan B 6.00%, 06/02/2017 (C)	700,000	689,500

		18,416,641

Hotels, Restaurants & Leisure - 6.4%
1011778 B.C. Unlimited Liability Co., Term Loan B 4.50%, 12/12/2021 (C)	2,477,926	2,505,359
Affinity Gaming LLC, Term Loan B 5.25%, 11/09/2017 (C)	515,963	517,253
Aristocrat Leisure, Ltd., Term Loan B 4.75%, 10/20/2021 (C)	488,462	491,786
Caesars Entertainment Resort Properties LLC, Term Loan B 7.00%, 10/11/2020 (C)	493,750	471,443
Great Wolf Resorts, Inc., Term Loan B 5.75%, 08/06/2020 (C)	1,977,387	1,978,211
Hilton Worldwide Finance LLC, Term Loan B2 3.50%, 10/26/2020 (C)	950,000	953,061
MGM Resorts International, Term Loan B 3.50%, 12/20/2019 (C)	1,484,829	1,484,829
Mohegan Tribal Gaming Authority, Term Loan A TBD, 06/15/2018 (D) (E)	1,500,000	1,440,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
Mohegan Tribal Gaming Authority, Term Loan B 5.50%, 11/19/2019 (C)	$ 997,475	$ 993,984
NEP / NCP Holdco, Inc., Incremental Term Loan 4.25%, 01/22/2020 (C)	1,480,078	1,463,890
NPC International, Inc., Term Loan B 4.00%, 12/28/2018 (C)	497,436	494,327
Peninsula Gaming LLC, Term Loan 4.25%, 11/20/2017 (C) (E)	1,456,144	1,461,605
Pinnacle Entertainment, Inc., Term Loan B2 3.75%, 08/13/2020 (C)	926,174	926,367
Scientific Games International, Inc., Term Loan B1 6.00%, 10/18/2020 (C)	1,979,987	1,998,962
Scientific Games International, Inc., Term Loan B2 6.00%, 10/01/2021 (C)	498,750	503,530

		17,684,607

Household Durables - 1.4%
API Heat Transfer ThermaSys Corp., Term Loan 5.25%, 05/03/2019 (C)	980,769	980,769
Hoffmaster Group, Inc., 1st Lien Term Loan 5.25%, 05/09/2020 (C)	992,500	997,462
Libbey Glass, Inc., Term Loan B 3.75%, 04/09/2021 (C)	1,494,981	1,496,850
Otter Products LLC, Term Loan 5.75%, 06/03/2020 (C)	496,250	495,940

		3,971,021

Household Products - 1.6%
KIK Custom Products, Inc., 1st Lien Term Loan 5.50%, 04/29/2019 (C) (E)	2,474,933	2,475,707
Reynolds Group Holdings, Inc., Term Loan 4.50%, 12/01/2018 (C) (E)	1,944,445	1,961,459

		4,437,166

Independent Power and Renewable Electricity Producers - 1.1%
Dynegy Holdings, Inc., Term Loan B2 4.00%, 04/23/2020 (C)	2,474,906	2,484,187
Terra-Gen Finance Co. LLC, Term Loan B 5.25%, 12/09/2021 (C)	492,381	493,612

		2,977,799

Industrial Conglomerates - 0.4%
Osmose Holdings, Inc., 1st Lien Term Loan 4.75%, 08/15/2021 (C)	992,500	986,917

IT Services - 1.1%
SunGard Data Systems, Inc., Term Loan C 3.93%, 02/28/2017 (C)	1,000,000	1,001,875
SunGard Data Systems, Inc., Term Loan E 4.00%, 03/08/2020 (C)	2,019,928	2,031,922

		3,033,797

Life Sciences Tools & Services - 0.4%
INC Research LLC, Term Loan B 4.50%, 11/13/2021 (C)	997,500	999,994

	Principal	Value
LOAN ASSIGNMENTS (continued)
Machinery - 4.4%
Apex Tool Group LLC, Term Loan B 4.50%, 01/31/2020 (C)	$ 980,000	$ 978,775
Doosan Infracore International, Inc., Term Loan B 4.50%, 05/28/2021 (C)	1,373,365	1,387,099
Filtration Group Corp., 1st Lien Term Loan 4.25%, 11/21/2020 (C)	1,481,250	1,489,890
Gardner Denver, Inc., Term Loan 4.25%, 07/30/2020 (C)	1,981,209	1,930,936
Rexnord LLC, 1st Lien Term Loan B 4.00%, 08/21/2020 (C)	1,979,950	1,985,947
Wastequip LLC, Term Loan 5.50%, 08/09/2019 (C) (E)	1,981,231	1,972,151
Xerium Technologies, Inc., 1st Lien Term Loan B 5.75%, 05/17/2019 (C)	2,473,638	2,504,559

		12,249,357

Marine - 0.5%
Commercial Barge Line Co., 1st Lien Term Loan 7.50%, 09/23/2019 (C) (E)	1,490,000	1,488,137

Media - 4.1%
Block Communications, Inc., Term Loan B 4.25%, 11/07/2021 (C)	995,000	1,001,218
Cumulus Media Holdings, Inc., Term Loan 4.25%, 12/23/2020 (C)	1,410,278	1,386,303
Learfield Communications, Inc., 1st Lien Term Loan 4.50%, 10/09/2020 (C)	1,485,022	1,498,016
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan 4.50%, 01/07/2022 (C) (E)	1,797,959	1,789,532
Media General, Inc., Term Loan B 4.25%, 07/31/2020 (C)	979,424	986,035
Tribune Co., Term Loan 4.00%, 12/27/2020 (C)	2,106,536	2,114,436
Univision Communications, Inc., Term Loan C4 4.00%, 03/01/2020 (C)	1,477,248	1,477,248
WMG Acquisition Corp., Term Loan 3.75%, 07/01/2020 (C)	985,000	978,844

		11,231,632

Metals & Mining - 0.5%
American Rock Salt Holdings LLC, 1st Lien Term Loan 4.75%, 05/20/2021 (C)	994,994	998,310
WireCo WorldGroup, Inc., Term Loan 6.00%, 02/15/2017 (C)	473,634	473,634

		1,471,944

Multi-Utilities - 0.4%
Solenis International, LP, 1st Lien Term Loan 4.25%, 07/31/2021 (C)	995,000	996,244

Multiline Retail - 0.4%
Dollar Tree, Inc., Term Loan B 4.25%, 03/09/2022 (C)	1,000,000	1,012,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
LOAN ASSIGNMENTS (continued)
Oil, Gas & Consumable Fuels - 1.0%
Arch Coal, Inc., Term Loan B 6.25%, 05/16/2018 (C)	$ 492,422	$ 366,239
CITGO Holding, Inc., Term Loan B 9.50%, 05/12/2018 (C)	997,500	1,006,228
CITGO Petroleum Corp., Term Loan B 4.50%, 07/29/2021 (C)	498,747	499,994
Southeast PowerGen LLC, Term Loan B 4.50%, 12/02/2021 (C)	997,500	1,007,475

		2,879,936

Personal Products - 2.2%
Prestige Brands, Inc., Term Loan 4.13%, 01/31/2019 (C)	773,896	775,444
Prestige Brands, Inc., Term Loan B2 4.50%, 09/03/2021 (C)	1,354,167	1,358,963
Revlon Consumer Products Corp., Acquisition Term Loan 4.00%, 10/08/2019 (C)	2,926,350	2,934,582
Vogue International, Inc., Term Loan 5.75%, 02/14/2020 (C)	990,000	1,001,138

		6,070,127

Pharmaceuticals - 3.0%
Akorn, Inc., Term Loan B 4.50%, 04/16/2021 (C)	995,000	996,244
Amneal Pharmaceuticals LLC, Incremental Term Loan 4.51%, 11/01/2019 (C)	500,000	502,500
Amneal Pharmaceuticals LLC, Term Loan 5.00%, 11/01/2019 (C)	1,429,648	1,436,200
Catalent Pharma Solutions, Inc., Term Loan B 4.25%, 05/20/2021 (C)	2,484,989	2,504,959
Valeant Pharmaceuticals International, Inc., Series E, Term Loan B 3.50%, 08/05/2020 (C)	2,302,213	2,307,105
Valeant Pharmaceuticals International, Inc., Term Loan B F1 TBD, 04/01/2022 (D) (E)	500,000	503,062

		8,250,070

Professional Services - 1.7%
Ceridian LLC, Term Loan 4.50%, 09/15/2020 (C) (E)	3,344,095	3,335,735
TransUnion LLC, Term Loan 4.00%, 04/09/2021 (C)	1,485,000	1,491,188

		4,826,923

Real Estate Investment Trusts - 0.4%
Communications Sales & Leasing, Inc., Term Loan B 5.00%, 09/30/2022 (C)	1,000,000	998,125

Real Estate Management & Development - 2.0%
CityCenter Holdings LLC, Term Loan B 4.25%, 10/16/2020 (C)	2,000,000	2,012,084
DTZ U.S. Borrower LLC, 1st Lien Term Loan 5.50%, 11/04/2021 (C)	598,500	603,986
Realogy Corp., Extended Letter of Credit 4.25%, 10/10/2016 (C) (E)	1,860,940	1,842,331

	Principal	Value
LOAN ASSIGNMENTS (continued)
Real Estate Management & Development (continued)
Realogy Corp., Term Loan B 3.75%, 03/05/2020 (C)	$ 1,186,994	$ 1,189,962

		5,648,363

Road & Rail - 1.0%
Fly Funding II SARL, Term Loan B 4.50%, 08/09/2019 (C)	1,658,888	1,663,035
Swift Transportation Co. LLC, Term Loan B 3.75%, 06/09/2021 (C)	994,975	998,084

		2,661,119

Semiconductors & Semiconductor Equipment - 0.9%
Freescale Semiconductor, Inc., Term Loan B4 4.25%, 02/28/2020 (C)	1,486,237	1,491,347
Lattice Semiconductor Corp., Term Loan 5.25%, 03/10/2021 (C)	1,000,000	1,005,000

		2,496,347

Software - 3.5%
BMC Foreign Holding Co., Term Loan 5.00%, 09/10/2020 (C)	493,750	478,938
BMC Software Finance, Inc., Term Loan 5.00%, 09/10/2020 (C)	476,389	467,727
First Data Corp., Term Loan B 3.68%, 03/24/2017 (C) (E)	2,500,000	2,504,017
Infor, Inc., Term Loan B3 3.75%, 06/03/2020 (C)	997,419	994,614
Infor, Inc., Term Loan B5 3.75%, 06/03/2020 (C)	1,452,522	1,448,438
Kronos, Inc., Initial Incremental Term Loan 4.50%, 10/30/2019 (C)	1,972,976	1,985,925
Magic Newco LLC, 1st Lien Term Loan 5.00%, 12/12/2018 (C) (E)	1,697,468	1,703,834

		9,583,493

Specialty Retail - 1.1%
Men’s Wearhouse, Inc., Term Loan 5.00%, 06/18/2021 (C)	500,000	502,500
PetSmart, Inc., 1st Lien Term Loan 5.00%, 03/11/2022 (C)	500,000	506,000
Pilot Travel Centers LLC, Term Loan B 4.25%, 10/01/2021 (C)	990,000	1,003,200
Staples, Inc., Term Loan B TBD, 04/07/2021 (D) (E)	1,000,000	1,004,028

		3,015,728

Technology Hardware, Storage & Peripherals - 1.1%
Dell, Inc., Term Loan B 4.50%, 04/29/2020 (C)	2,969,962	2,979,038

Textiles, Apparel & Luxury Goods - 1.1%
Polymer Group, Inc., 1st Lien Term Loan 5.25%, 12/19/2019 (C) (E)	2,977,771	2,995,140

Water Utilities - 0.2%
Utility Services Associates, Inc., Term Loan B 6.75%, 10/18/2019 (C)	493,750	497,453

Total Loan Assignments (Cost $252,852,546)		253,040,258

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUND - 0.7%
Capital Markets - 0.7%
PowerShares Senior Loan Portfolio (B)	76,200	$ 1,842,516

Total Exchange-Traded Fund (Cost $1,897,870)		1,842,516

SECURITIES LENDING COLLATERAL - 1.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (F)	2,845,555	2,845,555

Total Securities Lending Collateral (Cost $2,845,555)		2,845,555

	Principal	Value
REPURCHASE AGREEMENT - 15.2%

State Street Bank & Trust Co. 0.01% (F),
dated 04/30/2015, to be repurchased at $41,816,368 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, and with a value of $42,653,266.

	$ 41,816,356	$ 41,816,356

Total Repurchase Agreement (Cost $41,816,356)		41,816,356

Total Investments (Cost $313,819,568) (G)		313,931,700
Net Other Assets (Liabilities) - (13.8)%		(38,145,550)

Net Assets - 100.0%		$ 275,786,150

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Corporate Debt Securities	$—	$14,387,015	$—	$14,387,015
Loan Assignments	—	253,040,258	—	253,040,258
Exchange-Traded Fund	1,842,516	—	—	1,842,516
Securities Lending Collateral	2,845,555	—	—	2,845,555
Repurchase Agreement	—	41,816,356	—	41,816,356

Total Investments	$4,688,071	$309,243,629	$—	$313,931,700

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $2,375,965, representing 0.9% of the Fund’s net assets.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $2,782,936. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate security. The rate disclosed is as of April 30, 2015.
(D)	All or a portion of the security represents unsettled loan commitments at April 30, 2015 where the rate will be determined at time of settlement.
(E)	When-issued security or delayed-delivery security; to be settled and delivered after April 30, 2015.
(F)	Rate disclosed reflects the yield at April 30, 2015.
(G)	Aggregate cost for federal income tax purposes is $313,819,568. Aggregate gross unrealized appreciation and depreciation for all securities is $1,422,132 and $1,310,000, respectively. Net unrealized appreciation for tax purposes is $112,132.
(H)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

TBD	To be determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Global Bond

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 13.4%
U.S. Treasury Note
1.38%, 03/31/2020	$ 190,000	$ 189,392
1.75%, 03/31/2022	200,000	199,344
2.00%, 02/15/2025	6,495,000	6,468,617

Total U.S. Government Obligations (Cost $6,930,988)		6,857,353

FOREIGN GOVERNMENT OBLIGATIONS - 65.8%
Austria - 1.2%
Austria Government Bond Series 1 1.65%, 10/21/2024 (A)	EUR 485,000	603,652

Belarus - 0.5%
Republic of Belarus 8.75%, 08/03/2015 (A)	$ 250,000	240,460

Belgium - 0.9%
Belgium Government Bond 3.75%, 06/22/2045 (A)	EUR 256,522	463,189

Brazil - 1.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2017 - 01/01/2025	BRL 1,985,000	602,122

Canada - 8.5%
Canadian Government Bond 1.25%, 03/01/2018	CAD 900,000	757,932
Export Development Canada Series MTN 6.30%, 09/29/2015 (A) (B) (C)	INR 20,000,000	315,812
Province of Alberta, Canada 2.35%, 06/01/2025	CAD 750,000	626,102
Province of Manitoba, Canada 1.75%, 05/30/2019	$ 300,000	303,371
Province of Quebec, Canada
4.50%, 12/01/2020	CAD 1,100,000	1,050,666
Series MTN
6.35%, 01/30/2026	$ 715,000	922,557
7.30%, 07/22/2026	280,000	376,416

		4,352,856

Colombia - 0.6%
Colombia Government International Bond 4.38%, 03/21/2023	COP 748,000,000	292,040

Croatia - 0.7%
Croatia Government International Bond 3.88%, 05/30/2022 (A)	EUR 310,000	363,594

Hungary - 1.6%
Hungary Government Bond 3.50%, 06/24/2020	HUF 100,000,000	380,591
Magyar Nemzeti Bank 6.00%, 10/19/2015	JPY 51,000,000	433,320

		813,911

Indonesia - 3.2%
Indonesia Government International Bond 2.88%, 07/08/2021 (D)	EUR 988,000	1,164,844

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia (continued)
Indonesia Treasury Bond
5.63%, 05/15/2023	IDR 3,095,000,000	$ 209,517
7.00%, 05/15/2022	1,000,000,000	74,253
8.38%, 09/15/2026	2,059,000,000	164,402

		1,613,016

Italy - 1.0%
Italy Buoni Poliennali del Tesoro 4.75%, 09/01/2044 (A)	EUR 310,000	513,855

Korea, Republic of - 3.0%
Export-Import Bank of Korea Series MTN 3.00%, 05/22/2018 (A)	NOK 1,500,000	204,470
Republic of Korea 2.13%, 06/10/2024 (A)	EUR 1,085,000	1,311,191

		1,515,661

Mexico - 3.6%
Mexican Bonos
Series M
7.75%, 05/29/2031	MXN 12,791,200	952,001
8.00%, 06/11/2020	12,010,000	875,066

		1,827,067

Netherlands - 3.8%
Netherlands Government Bond
2.00%, 07/15/2024	EUR 600,000	769,699
2.50%, 01/15/2033 (A)	790,000	1,151,928

		1,921,627

New Zealand - 3.0%
New Zealand Government Bond 3.00%, 04/15/2020 (A)	NZD 1,988,000	1,506,264

Norway - 1.0%
City of Oslo, Norway 2.40%, 02/13/2030	NOK 4,000,000	517,848

Poland - 2.6%
Poland Government Bond
3.25%, 07/25/2019	PLN 2,500,000	725,239
3.75%, 04/25/2018	2,075,000	606,905

		1,332,144

Portugal - 2.1%
Portugal Obrigacoes do Tesouro OT
4.10%, 02/15/2045 (A)	EUR 500,000	684,597
4.95%, 10/25/2023 (A)	275,000	386,180

		1,070,777

Romania - 2.3%
Romanian Government International Bond Series MTN 4.88%, 11/07/2019 (A)	888,000	1,161,162

Slovenia - 1.2%
Slovenia Government Bond 4.63%, 09/09/2024 (A)	293,000	425,759
Slovenia Government International Bond 5.50%, 10/26/2022 (D)	$ 170,000	196,170

		621,929

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Global Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
South Africa - 1.0%
South Africa Government Bond
8.75%, 01/31/2044	ZAR 1,500,000	$ 127,554
10.50%, 12/21/2026	3,860,000	386,219

		513,773

Spain - 2.2%
Spain Government Bond 5.15%, 10/31/2028 - 10/31/2044 (A)	EUR 698,000	1,130,390

Supranational - 10.0%
European Bank for Reconstruction & Development Series MTN 6.00%, 03/03/2016	INR 17,100,000	266,754
European Investment Bank Series MTN 2.25%, 03/07/2020 (A)	GBP 600,000	956,467
Inter-American Development Bank
Series MTN
7.20%, 01/22/2018	IDR 4,000,000,000	299,695
7.25%, 07/17/2017	13,000,000,000	979,044
International Bank for Reconstruction & Development
1.38%, 06/23/2019	SEK 2,000,000	250,320
Series MTN
3.75%, 05/19/2017	NOK 3,250,000	452,406
International Finance Corp.
Series MTN
3.63%, 05/20/2020	NZD 560,000	422,982
3.88%, 02/26/2018	500,000	384,039
6.45%, 10/30/2018	INR 30,000,000	470,858
7.75%, 12/03/2016	35,000,000	556,166
7.80%, 06/03/2019	4,500,000	73,642

		5,112,373

Sweden - 3.0%
Kommuninvest I Sverige AB 1.48%, 11/15/2016 (E)	NOK 1,500,000	199,505
Sweden Government Bond 3.50%, 06/01/2022	SEK 9,000,000	1,325,784

		1,525,289

Thailand - 0.8%
Thailand Government Bond 3.88%, 06/13/2019	THB 13,000,000	424,508

Turkey - 2.5%
Turkey Government Bond 10.50%, 01/15/2020	TRY 830,000	326,708
Turkey Government International Bond
4.35%, 11/12/2021	EUR 355,000	439,272
5.88%, 04/02/2019	400,000	513,704

		1,279,684

Ukraine - 0.2%
Ukraine Government International Bond 7.50%, 04/17/2023 (D) (F)	$ 250,000	118,350

United Kingdom - 2.7%
U.K. Gilt
1.75%, 09/07/2022 (A)	GBP 733,000	1,135,111
4.75%, 12/07/2030 (A)	130,000	266,853

		1,401,964

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Uruguay - 1.4%
Uruguay Government International Bond 4.25%, 04/05/2027	UYU 19,190,579	$ 721,179

Total Foreign Government Obligations (Cost $35,451,002)		33,560,684

CORPORATE DEBT SECURITIES - 17.1%
Cayman Islands - 0.5%
Dubai Holding Commercial Operations, Ltd. Series MTN 6.00%, 02/01/2017	GBP 150,000	236,559

Colombia - 0.7%
Financiera de Desarrollo Territorial SA Findeter 7.88%, 08/12/2024 (D)	COP 836,000,000	355,879

France - 0.9%
Numericable-SFR SAS 5.63%, 05/15/2024 (D)	EUR 400,000	474,382

Germany - 1.1%
KFW
Series MTN
3.75%, 08/16/2017	NZD 500,000	382,817
3.75%, 06/14/2018 (A)	200,000	153,143

		535,960

Ireland - 2.8%
GE Capital UK Funding
Series MTN
4.13%, 09/28/2017	GBP 500,000	818,160
5.13%, 05/24/2023	320,000	580,932

		1,399,092

Mexico - 2.2%
America Movil SAB de CV
4.75%, 06/28/2022	EUR 90,000	126,394
6.00%, 06/09/2019	MXN 3,000,000	194,975
6.45%, 12/05/2022	5,000,000	315,930
Petroleos Mexicanos 7.47%, 11/12/2026	8,000,000	500,326

		1,137,625

Netherlands - 1.5%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
Series MTN
4.00%, 01/25/2016	NOK 4,660,000	629,230
4.25%, 05/02/2018	NZD 200,000	153,408

		782,638

Peru - 4.9%
Telefonica del Peru SAA 8.00%, 04/11/2016 (A)	PEN 7,728,130	2,513,925

United States - 2.3%
Goldman Sachs Group, Inc. 5.20%, 12/17/2019	NZD 240,000	187,638
Morgan Stanley
3.13%, 08/05/2021	CAD 700,000	596,610
Series MTN
7.60%, 08/08/2017	NZD 500,000	405,934

		1,190,182

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Global Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Virgin Islands, British - 0.2%
China Cinda Finance I, Ltd. 4.25%, 04/23/2025 (D)	$ 110,000	$ 107,978

Total Corporate Debt Securities (Cost $9,514,116)		8,734,220

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (G)	120,412	120,412

Total Securities Lending Collateral (Cost $120,412)		120,412

	Principal	Value
REPURCHASE AGREEMENT - 2.3%

State Street Bank & Trust Co. 0.01% (G),
dated 04/30/2015, to be repurchased at $1,167,355 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2032, and with a value of $1,192,943.

	$ 1,167,354	$ 1,167,354

Total Repurchase Agreement (Cost $1,167,354)		1,167,354

Total Investments (Cost $53,183,872) (H)		50,440,023
Net Other Assets (Liabilities) - 1.2%		596,073

Net Assets - 100.0%		$ 51,036,096

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	05/05/2015	BRL	374,235	USD	125,012	$—	$(1,020)
BCLY	05/05/2015	USD	122,000	BRL	374,235	—	(1,991)
BCLY	05/29/2015	TRY	1,160,732	USD	435,000	—	(4,493)
BCLY	06/02/2015	USD	400,000	BRL	1,170,200	16,086	—
BOA	05/15/2015	USD	435,000	TRY	1,167,671	60	—
BOA	05/26/2015	USD	1,300,000	PEN	4,089,800	—	(978)
BOA	05/29/2015	PLN	2,129,664	USD	582,582	8,415	—
BOA	05/29/2015	USD	251,304	TRY	674,182	1,254	—
BOA	06/02/2015	BRL	1,180,200	USD	400,000	—	(12,805)
HSBC	05/29/2015	USD	1,900,597	EUR	1,731,136	—	(43,962)
HSBC	05/29/2015	USD	2,100,907	GBP	1,371,000	—	(3,126)
HSBC	05/29/2015	USD	175,000	ZAR	2,065,700	2,208	—
HSBC	05/29/2015	ZAR	2,538,039	USD	213,116	—	(814)
JPM	05/05/2015	BRL	4,871,260	USD	1,565,082	55,473	(6,612)
JPM	05/05/2015	USD	1,572,143	BRL	4,871,260	6,670	(48,469)
JPM	05/20/2015	RUB	2,104,000	USD	40,000	550	—
JPM	05/26/2015	RUB	43,469,866	USD	822,000	15,733	(1,731)
JPM	05/29/2015	AUD	1,140,000	USD	909,013	—	(8,362)
JPM	05/29/2015	USD	1,586,199	NOK	12,167,775	—	(28,382)
JPM	05/29/2015	USD	4,574,504	NZD	5,941,570	52,811	—
JPM	06/02/2015	USD	271,000	BRL	801,347	8,097	—
RBS	05/29/2015	JPY	847,292,583	USD	7,133,053	—	(34,879)
RBS	05/29/2015	MXN	25,080,817	USD	1,643,458	—	(12,146)
SCB	05/07/2015	KRW	287,657,500	USD	265,000	3,292	—
SCB	05/07/2015	USD	265,000	KRW	290,387,000	—	(5,838)
SCB	05/29/2015	USD	2,617,200	CAD	3,152,313	5,493	—
SCB	05/29/2015	USD	80,000	TRY	215,384	116	—
SCB	05/29/2015	USD	475,000	ZAR	5,652,299	2,196	—

Total						$178,454	$(215,608)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Global Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	66.5%	$33,560,684
U.S. Government Obligations	13.6	6,857,353
Diversified Telecommunication Services	5.0	2,513,925
Diversified Financial Services	3.7	1,862,949
Banks	2.6	1,318,598
Capital Markets	2.4	1,190,182
Wireless Telecommunication Services	1.3	637,299
Oil, Gas & Consumable Fuels	1.0	500,326
Media	0.9	474,382
Commercial Services & Supplies	0.5	236,559

Investments, at Value	97.5	49,152,257
Short-Term Investments	2.5	1,287,766

Total Investments	100.0%	$50,440,023

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value at April 30, 2015
ASSETS
Investments
U.S. Government Obligations	$—	$6,857,353	$—	$6,857,353
Foreign Government Obligations	—	33,244,872	315,812	33,560,684
Corporate Debt Securities	—	8,734,220	—	8,734,220
Securities Lending Collateral	120,412	—	—	120,412
Repurchase Agreement	—	1,167,354	—	1,167,354

Total Investments	$120,412	$50,003,799	$315,812	$50,440,023

Derivative Financial Instruments
Forward Foreign Currency Contracts (K)	$—	$178,454	$—	$178,454

Total Derivative Financial Instruments	$—	$178,454	$—	$178,454

LIABILITIES
Derivative Financial Instruments
Forward Foreign Currency Contracts (K)	$—	$(215,608)	$—	$(215,608)

Total Derivative Financial Instruments	$—	$(215,608)	$—	$(215,608)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
(B)	Security is Level 3 of the fair value hierarchy.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $315,812, representing 0.6% of the Fund’s net assets.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $2,417,603, representing 4.7% of the Fund’s net assets.
(E)	Floating or variable rate security. The rate disclosed is as of April 30, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Global Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	All or a portion of the security is on loan. The value of all securities on loan is $117,608. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Rate disclosed reflects the yield at April 30, 2015.
(H)	Aggregate cost for federal income tax purposes is $53,183,872. Aggregate gross unrealized appreciation and depreciation for all securities is $275,035 and $3,018,884, respectively. Net unrealized depreciation for tax purposes is $2,743,849.
(I)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Fund.
(K)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish New Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BOA	Bank of America
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
RBS	Royal Bank of Scotland Group PLC
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Global Equity

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
PREFERRED STOCK - 1.6%
Automobiles - 1.6%
Hyundai Motor Co. 2.59% (A)	44,614	$ 5,058,762

Total Preferred Stock (Cost $4,997,562)		5,058,762

COMMON STOCKS - 95.1%
Aerospace & Defense - 4.2%
Honeywell International, Inc.	66,939	6,755,484
Safran SA	87,323	6,380,458

		13,135,942

Airlines - 3.6%
Southwest Airlines Co.	90,326	3,663,622
United Continental Holdings, Inc. (B)	124,517	7,438,646

		11,102,268

Auto Components - 4.4%
Delphi Automotive PLC, Class A	80,045	6,643,735
NGK Spark Plug Co., Ltd.	119,895	3,357,458
Valeo SA	22,452	3,599,497

		13,600,690

Banks - 8.3%
Bank Rakyat Indonesia Persero Tbk PT	1,552,700	1,386,250
ING Groep NV, CVA (B)	495,828	7,606,765
Lloyds Banking Group PLC	5,002,527	5,924,376
Swedbank AB, Class A	123,304	2,867,148
Wells Fargo & Co.	148,816	8,199,762

		25,984,301

Biotechnology - 2.5%
Alexion Pharmaceuticals, Inc. (B)	12,290	2,079,837
Incyte Corp. (B) (C)	18,082	1,756,847
Regeneron Pharmaceuticals, Inc., Class A (B) (C)	8,695	3,977,615

		7,814,299

Chemicals - 0.9%
Johnson Matthey PLC	52,522	2,685,387

Construction & Engineering - 0.7%
Boskalis Westminster NV	44,450	2,309,648

Construction Materials - 1.6%
HeidelbergCement AG	47,783	3,667,842
Semen Indonesia Persero Tbk PT	1,321,900	1,271,172

		4,939,014

Consumer Finance - 2.3%
Capital One Financial Corp.	90,411	7,309,729

Diversified Financial Services - 3.0%
JPMorgan Chase & Co.	148,927	9,421,122

Diversified Telecommunication Services - 2.4%
Nippon Telegraph & Telephone Corp.	110,400	7,454,756

Electric Utilities - 4.6%
Kansai Electric Power Co., Inc. (B)	558,900	5,616,880
Korea Electric Power Corp.	23,595	1,026,003
Korea Electric Power Corp., ADR (C)	355,602	7,659,667

		14,302,550

Electronic Equipment, Instruments & Components - 1.0%
TE Connectivity, Ltd.	46,147	3,071,083

Food & Staples Retailing - 1.9%
Wal-Mart Stores, Inc.	75,813	5,917,205

	Shares	Value
COMMON STOCKS (continued)
Food Products - 0.7%
Darling International, Inc. (B) (C)	150,345	$ 2,053,713

Health Care Equipment & Supplies - 1.3%
St. Jude Medical, Inc. (C)	57,889	4,055,124

Health Care Providers & Services - 2.0%
Express Scripts Holding Co. (B)	73,158	6,320,851

Hotels, Restaurants & Leisure - 3.4%
Royal Caribbean Cruises, Ltd., Class A	91,228	6,208,977
Yum! Brands, Inc.	52,108	4,479,204

		10,688,181

Insurance - 6.6%
Aflac, Inc. (C)	84,478	5,325,493
PICC Property & Casualty Co., Ltd., Class H	2,534,044	5,620,763
Prudential PLC	176,663	4,398,470
Reinsurance Group of America, Inc., Class A (C)	55,501	5,085,002

		20,429,728

Internet & Catalog Retail - 1.1%
Ctrip.com International, Ltd., ADR (B)	53,745	3,422,482

Internet Software & Services - 5.3%
Alibaba Group Holding, Ltd., ADR (B)	53,704	4,365,598
Baidu, Inc., ADR (B)	11,352	2,273,579
Google, Inc., Class C (B)	18,552	9,968,616

		16,607,793

IT Services - 3.2%
InterXion Holding NV (B)	62,617	1,906,687
Visa, Inc., Class A (C)	120,336	7,948,193

		9,854,880

Machinery - 6.0%
Amada Co., Ltd.	559,723	5,648,304
Nabtesco Corp.	148,466	4,083,412
Pentair PLC (C)	93,262	5,796,233
SMC Corp.	10,915	3,283,470

		18,811,419

Media - 1.8%
Comcast Corp., Class A (C)	96,722	5,586,663

Oil, Gas & Consumable Fuels - 7.2%
Anadarko Petroleum Corp., Class A (C)	47,704	4,488,946
Apache Corp. (C)	47,156	3,225,470
Cabot Oil & Gas Corp. (C)	138,818	4,694,825
Chevron Corp.	60,840	6,756,891
Royal Dutch Shell PLC, Class A, ADR	53,728	3,407,967

		22,574,099

Pharmaceuticals - 7.9%
Kalbe Farma PT	9,202,700	1,272,246
Mallinckrodt PLC (B) (C)	46,335	5,244,195
Merck & Co., Inc.	90,355	5,381,544
Novartis AG, ADR	77,066	7,845,319
Roche Holding AG	16,890	4,833,160

		24,576,464

Semiconductors & Semiconductor Equipment - 0.8%
Marvell Technology Group, Ltd. (C)	187,399	2,625,460

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Software - 4.6%
Microsoft Corp.	174,804	$ 8,502,466
Oracle Corp.	133,132	5,807,218

		14,309,684

Wireless Telecommunication Services - 1.8%
China Mobile, Ltd., ADR	78,561	5,611,612

Total Common Stocks (Cost $286,667,432)		296,576,147

EXCHANGE-TRADED FUNDS - 3.0%
Capital Markets - 3.0%
iShares MSCI EAFE ETF	71,304	4,742,429
SPDR S&P 500 ETF Trust	22,641	4,721,101

Total Exchange-Traded Funds (Cost $9,418,087)		9,463,530

SECURITIES LENDING COLLATERAL - 7.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (A)	23,306,762	23,306,762

Total Securities Lending Collateral (Cost $23,306,762)		23,306,762

Principal	Value
REPURCHASE AGREEMENT - 1.1%

State Street Bank & Trust Co. 0.01% (A), dated 04/30/2015, to be repurchased at $3,500,598 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2032, and with a value of $3,574,585.

$ 3,500,597	$ 3,500,597

Total Repurchase Agreement (Cost $3,500,597)	3,500,597

Total Investments (Cost $327,890,440) (D)	337,905,798
Net Other Assets (Liabilities) - (8.3)%	(25,888,181)

Net Assets - 100.0%	$ 312,017,617

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS Investments
Preferred Stock	$—	$5,058,762	$—	$5,058,762
Common Stocks	212,282,682	84,293,465	—	296,576,147
Exchange-Traded Funds	9,463,530	—	—	9,463,530
Securities Lending Collateral	23,306,762	—	—	23,306,762
Repurchase Agreement	—	3,500,597	—	3,500,597

Total Investments	$245,052,974	$92,852,824	$—	$337,905,798

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at April 30, 2015.
(B)	Non-income producing security.
(C)	All or a portion of the security is on loan. The value of all securities on loan is $22,793,122. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Aggregate cost for federal income tax purposes is $327,890,440. Aggregate gross unrealized appreciation and depreciation for all securities is $19,230,614 and $9,215,256, respectively. Net unrealized appreciation for tax purposes is $10,015,358.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Dutch Certificate Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.1%
Internet Software & Services - 0.1%
Dropbox, Inc. 0.00% (A) (B) (C) (D) (E)	34,602	$ 658,130

Total Convertible Preferred Stock (Cost $313,117)		658,130

PREFERRED STOCKS - 0.4%
Internet Software & Services - 0.0% (F)
Peixe Urbano, Inc. 0.00% (A) (B) (C) (D) (E)	50,890	21,883

Software - 0.4%
Palantir Technologies, Inc. Series G, 0.00% (A) (B) (C) (D) (E)	355,382	3,159,346

Total Preferred Stocks (Cost $2,762,813)		3,181,229

COMMON STOCKS - 94.9%
Aerospace & Defense - 1.0%
TransDigm Group, Inc.	34,010	7,214,541

Air Freight & Logistics - 0.4%
XPO Logistics, Inc. (A)	60,611	2,939,634

Automobiles - 3.7%
Tesla Motors, Inc. (A) (G)	117,950	26,662,598

Beverages - 1.2%
Monster Beverage Corp. (A)	62,659	8,591,175

Biotechnology - 1.6%
Alnylam Pharmaceuticals, Inc. (A)	39,073	3,980,366
Intercept Pharmaceuticals, Inc. (A) (G)	4,807	1,215,258
Ironwood Pharmaceuticals, Inc., Class A (A)	335,828	4,587,410
Seattle Genetics, Inc. (A) (G)	49,270	1,691,932

		11,474,966

Commercial Services & Supplies - 1.0%
Stericycle, Inc. (A)	55,444	7,397,893

Communications Equipment - 1.2%
Palo Alto Networks, Inc. (A)	58,888	8,698,935

Diversified Financial Services - 6.1%
McGraw-Hill Financial, Inc.	211,254	22,033,792
MSCI, Inc., Class A	356,906	21,839,078

		43,872,870

Electrical Equipment - 0.5%
SolarCity Corp. (A) (G)	66,563	3,997,108

Food Products - 6.0%
Keurig Green Mountain, Inc.	162,927	18,959,815
Mead Johnson Nutrition Co., Class A	254,791	24,439,553

		43,399,368

Health Care Equipment & Supplies - 4.4%
Intuitive Surgical, Inc. (A)	64,269	31,876,139

Health Care Technology - 2.9%
athenahealth, Inc. (A) (G)	168,360	20,651,038

Hotels, Restaurants & Leisure - 5.3%
Chipotle Mexican Grill, Inc., Class A (A)	5,072	3,151,436
Dunkin’ Brands Group, Inc. (G)	357,383	18,623,228
Panera Bread Co., Class A (A) (G)	92,564	16,891,079

		38,665,743

	Shares	Value
COMMON STOCKS (continued)
Internet & Catalog Retail - 3.8%
Groupon, Inc., Class A (A) (G)	573,342	$ 3,967,527
TripAdvisor, Inc. (A)	94,762	7,627,393
Vipshop Holdings, Ltd., ADR (A) (G)	293,726	8,309,508
Zalando SE (A) (G) (H)	151,536	4,640,050
zulily, Inc., Class A (A) (G)	256,675	3,199,454

		27,743,932

Internet Software & Services - 16.6%
Autohome, Inc., ADR (A)	162,045	8,270,777
Dropbox, Inc. (A) (B) (C) (D) (E)	327,298	6,225,208
LendingClub Corp. (A) (G)	125,455	2,189,190
LinkedIn Corp., Class A (A)	137,045	34,553,156
MercadoLibre, Inc. (G)	49,896	7,101,698
Pandora Media, Inc. (A) (G)	343,479	6,127,665
Twitter, Inc. (A)	735,875	28,669,690
Yelp, Inc., Class A (A)	84,781	3,339,523
Youku Tudou, Inc., ADR (A) (G)	334,831	6,261,340
Zillow Group, Inc., Class A (A) (G)	175,539	17,139,628

		119,877,875

IT Services - 4.8%
FleetCor Technologies, Inc. (A)	112,979	18,177,192
Gartner, Inc. (A)	199,388	16,545,216

		34,722,408

Life Sciences Tools & Services - 5.3%
Illumina, Inc. (A)	206,586	38,063,470

Machinery - 1.0%
Colfax Corp. (A) (G)	149,571	7,417,226

Pharmaceuticals - 5.5%
Endo International PLC (A)	264,889	22,267,894
Zoetis, Inc., Class A	403,160	17,908,367

		40,176,261

Professional Services - 4.9%
IHS, Inc., Class A (A)	129,163	16,206,081
Verisk Analytics, Inc., Class A (A)	255,493	19,172,195

		35,378,276

Software - 13.3%
FireEye, Inc. (A) (G)	377,912	15,607,766
NetSuite, Inc. (A)	64,449	6,159,391
ServiceNow, Inc. (A)	244,629	18,312,927
Splunk, Inc. (A)	356,236	23,634,477
Tableau Software, Inc., Class A (A)	75,133	7,351,013
Workday, Inc., Class A (A) (G)	251,773	22,964,215
Zynga, Inc., Class A (A) (G)	892,551	2,186,750

		96,216,539

Technology Hardware, Storage & Peripherals - 0.5%
3D Systems Corp. (A) (G)	98,635	2,474,752
Stratasys, Ltd. (A) (G)	34,289	1,284,123

		3,758,875

Textiles, Apparel & Luxury Goods - 3.9%
lululemon athletica, Inc. (A)	151,151	9,619,250
Michael Kors Holdings, Ltd. (A)	233,901	14,469,116
Under Armour, Inc., Class A (A) (G)	52,628	4,081,301

		28,169,667

Total Common Stocks (Cost $529,516,008)		686,966,537

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.0% (F) (I)
USD vs. CNY, Call (C) Exercise Price CNY 6.62 Expires 06/19/2015, RBS	135,629,653	$ 4,611
USD vs. CNY, Call (C) Exercise Price CNY 6.65 Expires 11/23/2015, RBS	121,084,241	113,093

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $774,590)		117,704

	Shares	Value
SECURITIES LENDING COLLATERAL - 21.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (J)	153,234,061	153,234,061

Total Securities Lending Collateral (Cost $153,234,061)		153,234,061

	Principal	Value
REPURCHASE AGREEMENT - 5.4%

State Street Bank & Trust Co. 0.01% (J), dated 04/30/2015, to be repurchased at $38,965,281 on 05/01/2015. Collateralized by U.S. Government Agency Obligations, 1.96% - 2.17%, due 11/07/2022, and with a total value of $39,745,345.

	$ 38,965,270	$ 38,965,270

Total Repurchase Agreement (Cost $38,965,270)		38,965,270

Total Investments (Cost $725,565,859) (K)		883,122,931
Net Other Assets (Liabilities) - (22.0)%		(159,501,299)

Net Assets - 100.0%		$ 723,621,632

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Convertible Preferred Stock	$—	$—	$658,130	$658,130
Preferred Stocks	—	—	3,181,229	3,181,229
Common Stocks	676,101,279	4,640,050	6,225,208	686,966,537
Over-the-Counter Foreign Exchange Options Purchased	—	117,704	—	117,704
Securities Lending Collateral	153,234,061	—	—	153,234,061
Repurchase Agreement	—	38,965,270	—	38,965,270

Total Investments	$829,335,340	$43,723,024	$10,064,567	$883,122,931

Level 3 Rollforward

Investments	Beginning Balance at October 31, 2014	Purchases	Sales (M)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (N)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at April 30, 2015 (O)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at April 30, 2015 (N)
Convertible Preferred Stock	$649,825	$—	$0	$—	$(1,667,226)	$1,675,531	$—	$—	$658,130	$8,305
Preferred Stocks	2,240,179	—	0	—	(2,640,705)	3,581,755	—	—	3,181,229	941,050
Common Stocks	6,146,656	—	—	—	—	78,552	—	—	6,225,208	78,552

Total	$9,036,660	$—	$0	$—	$(4,307,931)	$5,335,838	$—	$—	$10,064,567	$1,027,907

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

Quantitative Information About Significant Unobservable Inputs (Level 3)

Investments	Value at April 30, 2015	Valuation Techniques	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Convertible Preferred Stock	$ 658,130	Market Transaction Method Discounted Cash Flow Market Comparable Companies	Precedent Transaction of Preferred Stock Weighted Average Cost of Capital Perpetual Growth Rate Enterprise Value / Revenue Discount for Lack of Marketability	$ 19.1012 16% 2.5% 8.9x 15%	$ 19.1012 18% 3.5% 18.6x 15%	$ 19.1012 17% 3.0% 13.2x 15%	Increase Decrease Increase Increase Decrease
Preferred Stocks	$ 3,181,229	Merger & Acquisition Transaction Market Transaction Method	Sale / Merger Scenario Issuance Price of Preferred Shares	$0.43 $8.89	$0.43 $8.89	$0.43 $8.89	Increase Increase
Common Stock	$ 6,225,208	Market Transaction Method Discounted Cash Flow Market Comparable Companies	Precedent Transaction of Preferred Stock Weighted Average Cost of Capital Perpetual Growth Rate Enterprise Value / Revenue Discount for Lack of Marketability	$ 19.1012 16% 2.5% 8.9x 15%	$ 19.1012 18% 3.5% 18.6x 15%	$ 19.1012 17% 3.0% 13.2x 15%	Increase Decrease Increase Increase Decrease

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $10,064,567, representing 1.4% of the Fund’s net assets.
(C)	Illiquid security. Total aggregate value of illiquid securities is $10,182,271, representing 1.4% of the Fund’s net assets.
(D)	At April 30, 2015, the Fund owned the respective securities which were restricted to public resale:

Investments	Description	Acquisition Date	Cost	Value	Value as Percentage of Net Assets
Convertible Preferred Stock	Dropbox, Inc.	05/25/2012	$313,117	$658,130	0.1%

Preferred Stocks	Peixe Urbano, Inc.	12/02/2011	1,675,344	21,883	0.0	(F)

Preferred Stocks	Palantir Technologies, Inc., Series G	07/19/2012	1,087,469	3,159,346	0.4

Common Stocks	Dropbox, Inc.	05/01/2012	2,961,752	6,225,208	0.9

			$6,037,682	$10,064,567	1.4%

(E)	Security is Level 3 of the fair value hierarchy.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	All or a portion of the security is on loan. The value of all securities on loan is $149,897,308. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $4,640,050, representing 0.6% of the Fund’s net assets.
(I)	Cash in the amount of $260,000 has been segregated by the broker as collateral for open options contracts.
(J)	Rate disclosed reflects the yield at April 30, 2015.
(K)	Aggregate cost for federal income tax purposes is $725,565,859. Aggregate gross unrealized appreciation and depreciation for all securities is $201,215,208 and $43,658,136, respectively. Net unrealized appreciation for tax purposes is $157,557,072.
(L)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(N)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at April 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.
(O)	Total aggregate fair value of Level 3 securities is 1.4% of the Fund’s net assets.

CURRENCY ABBREVIATIONS:

CNY	Chinese Yuan Renminbi
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland Group PLC

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES - 87.6%
Aerospace & Defense - 1.6%
Bombardier, Inc.
6.00%, 10/15/2022 (A) (B)	$ 5,385,000	$ 5,061,900
6.13%, 01/15/2023 (A) (B)	630,000	602,091
7.50%, 03/15/2018 - 03/15/2025 (A)	1,433,000	1,456,799
7.75%, 03/15/2020 (A)	5,941,000	6,281,716
Spirit AeroSystems, Inc.
6.75%, 12/15/2020	1,720,000	1,821,050
Triumph Group, Inc.
5.25%, 06/01/2022	4,114,000	4,072,860

		19,296,416

Airlines - 2.5%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A)	1,740,000	1,716,075
5.50%, 10/01/2019 (A) (B)	1,171,000	1,209,058
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	2,205,991	2,313,423
5.63%, 01/15/2021 (A)	2,877,987	3,014,692
6.00%, 01/15/2017 (A)	1,119,000	1,135,785
6.13%, 07/15/2018 (A)	3,400,000	3,548,750
Continental Airlines Pass-Through Certificates
6.13%, 04/29/2018	2,224,000	2,357,440
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	929,735	987,843
6.90%, 10/19/2023	2,999,820	3,228,406
Delta Air Lines Pass-Through Trust
6.38%, 07/02/2017 (A)	1,180,000	1,212,332
6.75%, 05/23/2017	1,325,000	1,360,245
U.S. Airways Pass-Through Trust
6.75%, 12/03/2022	2,023,479	2,205,592
9.13%, 10/01/2015	778,843	800,417
United Airlines Pass-Through Trust
4.63%, 03/03/2024	1,070,000	1,102,100
United Continental Holdings, Inc.
6.38%, 06/01/2018 (B)	1,211,000	1,286,687
US Airways Group, Inc.
6.13%, 06/01/2018 (B)	2,000,000	2,103,750

		29,582,595

Auto Components - 0.6%
Goodyear Tire & Rubber Co.
6.50%, 03/01/2021	3,028,000	3,203,624
ZF North America Capital, Inc.
4.00%, 04/29/2020 (A)	3,640,000	3,662,750

		6,866,374

Automobiles - 0.8%
FCA US LLC / CG Co-Issuer, Inc.
8.25%, 06/15/2021	6,846,000	7,556,273
Fiat Chrysler Automobiles NV
4.50%, 04/15/2020 (A)	1,380,000	1,388,970
5.25%, 04/15/2023 (A) (B)	1,200,000	1,212,000

		10,157,243

Banks - 2.2%
Barclays PLC
6.63%, 09/15/2019 (B) (C) (D)	3,250,000	3,222,060
8.25%, 12/15/2018 (B) (C) (D)	3,149,000	3,354,308

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
CIT Group, Inc.
4.25%, 08/15/2017	$ 1,500,000	$ 1,526,250
5.00%, 05/15/2017	450,000	465,750
5.25%, 03/15/2018	583,000	604,280
5.50%, 02/15/2019 (A)	3,500,000	3,661,875
Deutsche Bank AG
7.50%, 04/30/2025 (B) (C) (D)	2,800,000	2,853,200
Goldman Sachs Capital II
4.00%, 06/01/2015 (C) (D)	13,458,000	10,463,595

		26,151,318

Beverages - 0.7%
Cott Beverages, Inc.
5.38%, 07/01/2022 (A)	6,149,000	5,911,034
6.75%, 01/01/2020 (A)	2,450,000	2,566,375

		8,477,409

Building Products - 2.6%
Associated Materials LLC / AMH New Finance, Inc.
9.13%, 11/01/2017	12,218,000	10,385,300
Builders FirstSource, Inc.
7.63%, 06/01/2021 (A) (B)	2,500,000	2,606,250
Griffon Corp.
5.25%, 03/01/2022	6,090,000	6,150,900
Norbord, Inc.
6.25%, 04/15/2023 (A)	3,057,000	3,091,391
Ply Gem Industries, Inc.
6.50%, 02/01/2022	3,947,000	3,769,385
6.50%, 02/01/2022 (B)	5,137,000	5,034,260

		31,037,486

Capital Markets - 0.3%
Goldman Sachs Group, Inc.
5.38%, 05/10/2020 (C) (D)	1,498,000	1,496,502
5.70%, 05/10/2019 (C) (D)	1,691,000	1,699,455

		3,195,957

Chemicals - 1.1%
Evolution Escrow Issuer LLC
7.50%, 03/15/2022 (A)	3,000,000	3,037,500
Hexion, Inc.
6.63%, 04/15/2020	10,465,000	9,784,775
10.00%, 04/15/2020 (A)	620,000	638,600

		13,460,875

Commercial Services & Supplies - 1.7%
Hertz Corp.
5.88%, 10/15/2020	3,413,000	3,472,728
Polymer Group, Inc.
6.88%, 06/01/2019 (A)	1,375,000	1,306,250
United Rentals North America, Inc.
7.63%, 04/15/2022	11,875,000	13,092,187
8.25%, 02/01/2021	2,044,000	2,204,965

		20,076,130

Construction & Engineering - 2.3%
Abengoa Finance SAU 7.75%, 02/01/2020 (A) (B)	1,606,000	1,599,576
Abengoa Greenfield SA 6.50%, 10/01/2019 (A) (B)	2,490,000	2,334,375

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering (continued)
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.88%, 02/15/2021 (A)	$ 6,724,000	$ 6,354,180
K Hovnanian Enterprises, Inc.
7.00%, 01/15/2019 (A)	3,515,000	3,356,825
7.25%, 10/15/2020 (A)	5,630,000	5,897,425
7.50%, 05/15/2016	85,000	87,125
8.00%, 11/01/2019 (A)	1,450,000	1,406,500
9.13%, 11/15/2020 (A) (B)	4,977,000	5,275,620
Standard Pacific Corp. 5.88%, 11/15/2024 (B)	910,000	944,125

		27,255,751

Consumer Finance - 2.8%
Ally Financial, Inc.
4.75%, 09/10/2018	2,825,000	2,934,469
7.50%, 09/15/2020	3,278,000	3,839,849
8.00%, 03/15/2020	563,000	667,155
Navient Corp.
5.00%, 10/26/2020	98,000	95,550
5.88%, 10/25/2024	3,429,000	3,240,405
Series MTN
4.88%, 06/17/2019	2,261,000	2,255,347
5.00%, 06/15/2018	1,700,000	1,700,000
OneMain Financial Holdings, Inc.
6.75%, 12/15/2019 (A)	2,688,000	2,829,120
7.25%, 12/15/2021 (A)	2,021,000	2,139,633
Springleaf Finance Corp.
6.00%, 06/01/2020	6,000,000	6,135,000
Series MTN
6.50%, 09/15/2017	150,000	158,813
6.90%, 12/15/2017	7,889,000	8,382,062

		34,377,403

Containers & Packaging - 1.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 3.27%, 12/15/2019 (A) (C)	5,900,000	5,818,875
Constellium NV 8.00%, 01/15/2023 (A) (B)	3,230,000	3,484,362
Coveris Holdings SA 7.88%, 11/01/2019 (A)	2,905,000	2,948,575
Tekni-Plex, Inc. 9.75%, 06/01/2019 (A)	8,486,000	9,101,235

		21,353,047

Diversified Consumer Services - 0.0% (E)
Service Corp., International 6.75%, 04/01/2016	220,000	228,800

Diversified Financial Services - 5.0%
Bank of America Corp.
5.13%, 06/17/2019 (B) (C) (D)	3,879,000	3,808,693
8.00%, 01/30/2018 (C) (D)	7,883,000	8,424,956
Citigroup, Inc. 5.80%, 11/15/2019 (C) (D)	3,666,000	3,684,330
Credit Suisse Group AG
6.25%, 12/18/2024 (A) (B) (C) (D)	3,050,000	3,019,500
7.50%, 12/11/2023 (A) (B) (C) (D)	6,770,000	7,243,900
Denali Borrower LLC / Denali Finance Corp. 5.63%, 10/15/2020 (A)	10,611,000	11,340,506

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
General Motors Financial Co., Inc. 4.75%, 08/15/2017	$ 1,884,000	$ 1,987,583
General Motors Financial Co., Inc., Escrow Shares 7.20%, 01/15/2049 (F) (G) (H) (I)	2,825,000	0
ILFC E-Capital Trust I 4.09%, 12/21/2065 (A) (C)	9,101,000	8,554,940
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.50%, 04/15/2021 (A)	3,843,000	3,778,630
JPMorgan Chase & Co.
5.00%, 07/01/2019 (C) (D)	3,000,000	2,947,500
7.90%, 04/30/2018 (C) (D)	4,950,000	5,271,750

		60,062,288

Diversified Telecommunication Services - 7.2%
Altice Financing SA 6.63%, 02/15/2023 (A)	370,000	381,100
CenturyLink, Inc.
7.60%, 09/15/2039	7,123,000	7,123,000
7.65%, 03/15/2042	8,009,000	8,049,045
Cincinnati Bell, Inc. 8.38%, 10/15/2020	3,119,000	3,313,938
Frontier Communications Corp.
6.88%, 01/15/2025	500,000	484,245
7.13%, 01/15/2023 (B)	2,000,000	2,010,000
7.63%, 04/15/2024	6,101,000	6,215,394
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	7,701,000	8,451,847
7.63%, 06/15/2021	1,778,000	1,982,470
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 - 10/15/2020	3,788,000	3,924,224
7.50%, 04/01/2021	2,271,000	2,359,001
Level 3 Communications, Inc. 8.88%, 06/01/2019	300,000	314,250
Level 3 Financing, Inc. 7.00%, 06/01/2020	4,845,000	5,190,206
Sprint Capital Corp.
6.90%, 05/01/2019	3,343,000	3,442,722
8.75%, 03/15/2032	5,144,000	5,272,600
Virgin Media Finance PLC 6.38%, 04/15/2023 (A) (B)	6,760,000	7,114,900
Wind Acquisition Finance SA
4.75%, 07/15/2020 (A)	3,600,000	3,600,000
7.38%, 04/23/2021 (A)	7,958,000	8,147,002
Windstream Corp.
7.75%, 10/15/2020 (B)	5,817,000	5,976,967
7.75%, 10/01/2021	3,900,000	3,831,750

		87,184,661

Electric Utilities - 1.6%
Elwood Energy LLC 8.16%, 07/05/2026	3,985,071	4,433,392
Homer City Generation, LP
8.14%, 10/01/2019 Cash Rate 8.14% (J)	2,633,847	2,663,478
8.73%, 10/01/2026 Cash Rate 8.73% (J)	6,442,553	6,539,191
Red Oak Power LLC 9.20%, 11/30/2029	4,740,000	5,273,250

		18,909,311

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components - 1.0%
Belden, Inc. 5.50%, 09/01/2022 (A)	$ 5,250,000	$ 5,394,375
Sanmina Corp. 4.38%, 06/01/2019 (A)	3,121,000	3,136,605
Zebra Technologies Corp. 7.25%, 10/15/2022 (A)	3,505,000	3,785,400

		12,316,380

Energy Equipment & Services - 3.0%
CSI Compressco, LP / Compressco Finance, Inc. 7.25%, 08/15/2022 (A)	3,939,000	3,584,490
Kinder Morgan, Inc.
7.25%, 06/01/2018	3,050,000	3,469,601
Series MTN
8.05%, 10/15/2030	486,000	581,509
NuStar Logistics, LP
6.75%, 02/01/2021	4,330,000	4,643,925
8.15%, 04/15/2018	2,310,000	2,610,300
Regency Energy Partners, LP / Regency Energy Finance Corp.
5.75%, 09/01/2020	8,469,000	9,358,245
5.88%, 03/01/2022	233,000	260,377
Sabine Pass Liquefaction LLC 5.63%, 03/01/2025 (A)	2,794,000	2,809,507
Targa Resources Partners, LP / Targa Resources Partners Finance Corp. 5.00%, 01/15/2018 (A)	2,142,000	2,222,325
Tesoro Logistics, LP / Tesoro Logistics Finance Corp. 6.25%, 10/15/2022 (A)	860,000	912,675
Transocean, Inc. 6.38%, 12/15/2021 (B)	7,085,000	6,243,656

		36,696,610

Food & Staples Retailing - 0.6%
Rite Aid Corp.
6.13%, 04/01/2023 (A)	2,500,000	2,590,625
6.75%, 06/15/2021	3,867,000	4,094,186

		6,684,811

Food Products - 1.3%
Aramark Services, Inc. 5.75%, 03/15/2020	1,762,000	1,836,885
JBS USA LLC / JBS USA Finance, Inc. 7.25%, 06/01/2021 (A)	3,523,000	3,716,765
Pilgrim’s Pride Corp. 5.75%, 03/15/2025 (A)	1,747,000	1,790,675
Post Holdings, Inc. 7.38%, 02/15/2022	7,922,000	8,219,075

		15,563,400

Health Care Equipment & Supplies - 1.9%
Crimson Merger Sub, Inc. 6.63%, 05/15/2022 (A)	7,647,000	6,796,271
DJO Finco, Inc. / DJO Finance LLC 8.13%, 06/15/2021 (A) (K)	1,628,000	1,652,420
Hologic, Inc. 6.25%, 08/01/2020	4,605,000	4,771,931

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Mallinckrodt International Finance SA
3.50%, 04/15/2018	$ 929,000	$ 926,678
4.75%, 04/15/2023	5,055,000	4,840,162
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
4.88%, 04/15/2020 (A)	660,000	670,725
5.75%, 08/01/2022 (A)	3,611,000	3,737,385

		23,395,572

Health Care Providers & Services - 5.2%
CHS / Community Health Systems, Inc.
7.13%, 07/15/2020	7,490,000	8,033,025
8.00%, 11/15/2019	9,822,000	10,411,320
DaVita HealthCare Partners, Inc. 5.75%, 08/15/2022	5,025,000	5,339,062
HCA Holdings, Inc.
6.25%, 02/15/2021	5,324,000	5,813,808
7.75%, 05/15/2021	5,438,000	5,791,470
HCA, Inc.
6.50%, 02/15/2020	1,300,000	1,482,000
7.50%, 02/15/2022	5,561,000	6,506,370
LifePoint Hospitals, Inc.
5.50%, 12/01/2021	1,477,000	1,552,475
6.63%, 10/01/2020	5,634,000	5,901,615
Tenet Healthcare Corp.
5.00%, 03/01/2019 (A)	3,042,000	3,022,987
5.50%, 03/01/2019 (A)	1,600,000	1,610,000
6.00%, 10/01/2020	1,293,000	1,380,278
8.13%, 04/01/2022	5,583,000	6,092,449

		62,936,859

Hotels, Restaurants & Leisure - 5.6%
Felcor Lodging, LP 5.63%, 03/01/2023	3,515,000	3,655,600
International Game Technology PLC
5.63%, 02/15/2020 (A) (B)	3,000,000	2,958,375
6.25%, 02/15/2022 (A) (B)	6,030,000	5,954,625
6.50%, 02/15/2025 (A)	2,853,000	2,767,410
MGM Resorts International
6.63%, 12/15/2021	5,537,000	5,924,590
6.75%, 10/01/2020	4,384,000	4,718,280
11.38%, 03/01/2018	4,931,000	5,929,527
NCL Corp., Ltd. 5.00%, 02/15/2018	4,725,000	4,831,313
Pinnacle Entertainment, Inc.
6.38%, 08/01/2021	542,000	575,875
7.50%, 04/15/2021	5,612,000	5,934,690
Scientific Games International, Inc.
7.00%, 01/01/2022 (A) (B)	1,050,000	1,094,625
10.00%, 12/01/2022 (A)	7,029,000	6,519,397
Studio City Finance, Ltd. 8.50%, 12/01/2020 (A) (B)	4,595,000	4,640,950
Viking Cruises, Ltd. 8.50%, 10/15/2022 (A)	7,536,000	8,355,163
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	1,181,000	1,201,668
Wynn Macau, Ltd. 5.25%, 10/15/2021 (A)	2,510,000	2,353,125

		67,415,213

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables - 3.4%
Beazer Homes USA, Inc.
5.75%, 06/15/2019 (B)	$ 2,455,000	$ 2,418,175
6.63%, 04/15/2018	1,917,000	1,986,491
7.25%, 02/01/2023 (B)	3,741,000	3,647,475
7.50%, 09/15/2021	350,000	349,125
9.13%, 05/15/2019 (B)	5,250,000	5,460,000
KB Home
4.75%, 05/15/2019 (B)	1,702,000	1,689,235
7.00%, 12/15/2021 (B)	2,500,000	2,606,250
7.25%, 06/15/2018 (B)	2,765,000	2,993,112
7.63%, 05/15/2023	3,140,000	3,269,525
8.00%, 03/15/2020 (B)	1,725,000	1,906,125
Meritage Homes Corp.
4.50%, 03/01/2018	2,098,000	2,137,338
7.00%, 04/01/2022	1,413,000	1,511,910
7.15%, 04/15/2020	4,953,000	5,374,005
Standard Pacific Corp.
6.25%, 12/15/2021	100,000	106,500
8.38%, 01/15/2021 (B)	2,888,000	3,378,960
Tempur Sealy International, Inc. 6.88%, 12/15/2020	2,057,000	2,190,705

		41,024,931

Household Products - 0.6%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.75%, 10/15/2020	745,000	778,525
6.88%, 02/15/2021	300,000	315,188
9.88%, 08/15/2019 (B)	2,850,000	3,037,031
Sun Products Corp. 7.75%, 03/15/2021 (A) (B)	3,090,000	2,723,062

		6,853,806

Independent Power and Renewable Electricity Producers - 2.0%
Abengoa Yield PLC 7.00%, 11/15/2019 (A)	2,302,000	2,376,815
Calpine Corp.
5.38%, 01/15/2023	500,000	504,375
5.75%, 01/15/2025	2,635,000	2,648,307
NRG Energy, Inc.
6.25%, 07/15/2022	1,500,000	1,556,250
7.88%, 05/15/2021	12,002,000	12,822,937
8.25%, 09/01/2020	3,606,000	3,804,330

		23,713,014

Insurance - 1.6%
Genworth Holdings, Inc.
4.90%, 08/15/2023	1,632,000	1,419,840
7.20%, 02/15/2021	3,515,000	3,698,588
7.63%, 09/24/2021	4,276,000	4,532,560
Lincoln National Corp. 7.00%, 05/17/2066 (B) (C)	10,288,000	9,850,760

		19,501,748

IT Services - 1.0%
SunGard Data Systems, Inc.
6.63%, 11/01/2019	8,461,000	8,820,592
7.63%, 11/15/2020	2,987,000	3,158,752
Unisys Corp. 6.25%, 08/15/2017	615,000	650,363

		12,629,707

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media - 7.5%
Cablevision Systems Corp.
5.88%, 09/15/2022 (B)	$ 3,451,000	$ 3,658,060
7.75%, 04/15/2018	10,383,000	11,654,917
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 02/15/2023	2,675,000	2,644,104
6.50%, 04/30/2021	9,666,000	10,044,182
Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020 (A)	3,593,000	3,786,124
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	7,970,000	8,348,575
7.63%, 03/15/2020	11,129,000	11,690,240
DISH DBS Corp.
5.00%, 03/15/2023	3,185,000	3,017,788
5.88%, 07/15/2022 - 11/15/2024	6,057,000	5,989,320
7.88%, 09/01/2019	8,655,000	9,769,331
iHeartCommunications, Inc. 10.63%, 03/15/2023 (A)	1,882,000	1,914,935
Numericable-SFR SAS 4.88%, 05/15/2019 (A)	5,465,000	5,512,819
Regal Entertainment Group 5.75%, 06/15/2023 - 02/01/2025	4,647,000	4,659,270
Unitymedia KabelBW GmbH 6.13%, 01/15/2025 (A)	3,076,000	3,210,575
Univision Communications, Inc.
5.13%, 02/15/2025 (A)	2,248,000	2,264,860
6.75%, 09/15/2022 (A)	1,950,000	2,093,910

		90,259,010

Metals & Mining - 0.3%
ArcelorMittal 7.75%, 10/15/2039 (B)	3,880,000	4,006,100
FMG Resources Pty, Ltd. 9.75%, 03/01/2022 (A)	220,000	226,738

		4,232,838

Multiline Retail - 0.2%
Family Tree Escrow LLC
5.25%, 03/01/2020 (A)	333,000	348,818
5.75%, 03/01/2023 (A)	1,823,000	1,914,150

		2,262,968

Oil, Gas & Consumable Fuels - 6.5%
Antero Resources Corp. 5.38%, 11/01/2021	1,360,000	1,373,600
BreitBurn Energy Partners, LP / BreitBurn Finance Corp. 7.88%, 04/15/2022	5,869,000	4,812,580
California Resources Corp.
5.00%, 01/15/2020	2,650,000	2,504,250
5.50%, 09/15/2021	2,274,000	2,154,615
6.00%, 11/15/2024	3,708,000	3,485,520
Carrizo Oil & Gas, Inc. 7.50%, 09/15/2020 (B)	2,356,000	2,479,219
CITGO Holding, Inc. 10.75%, 02/15/2020 (A) (B)	3,994,000	4,219,661
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	2,901,000	2,835,727
Concho Resources, Inc. 5.50%, 04/01/2023	3,116,000	3,158,845

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc. 5.50%, 05/01/2022	$ 1,890,000	$ 1,790,775
Energy XXI Gulf Coast, Inc.
6.88%, 03/15/2024 (A) (B)	1,392,000	553,320
7.50%, 12/15/2021 (B)	2,916,000	1,202,850
7.75%, 06/15/2019 (B)	2,375,000	1,126,641
11.00%, 03/15/2020 (A)	1,731,000	1,653,105
EP Energy LLC / Everest Acquisition Finance, Inc. 9.38%, 05/01/2020 (B)	2,617,000	2,800,190
Halcon Resources Corp. 8.63%, 02/01/2020 (A) (K)	2,132,000	2,218,612
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019	6,460,000	5,458,700
6.50%, 05/15/2019 (B)	1,350,000	1,177,875
7.75%, 02/01/2021 (B)	5,747,000	4,942,420
8.63%, 04/15/2020	717,000	652,915
Oasis Petroleum, Inc.
6.50%, 11/01/2021 (B)	706,000	709,530
7.25%, 02/01/2019 (B)	1,481,000	1,511,360
Peabody Energy Corp.
6.25%, 11/15/2021 (B)	516,000	309,600
6.50%, 09/15/2020 (B)	1,440,000	892,800
10.00%, 03/15/2022 (A) (B)	1,992,000	1,683,240
PHI, Inc. 5.25%, 03/15/2019	3,758,000	3,626,470
Rosetta Resources, Inc.
5.63%, 05/01/2021	1,167,000	1,168,459
5.88%, 06/01/2022 (B)	442,000	440,895
SM Energy Co.
6.50%, 11/15/2021 (B)	4,041,000	4,202,640
6.50%, 01/01/2023	520,000	546,000
6.63%, 02/15/2019	1,328,000	1,371,160
Sunoco, LP / Sunoco Finance Corp. 6.38%, 04/01/2023 (A)	3,825,000	3,978,000
Whiting Canadian Holding Co. ULC 8.13%, 12/01/2019	3,680,000	3,905,216
Whiting Petroleum Corp. 5.75%, 03/15/2021	3,252,000	3,298,764

		78,245,554

Paper & Forest Products - 0.4%
Boise Cascade Co. 6.38%, 11/01/2020	4,705,000	4,952,013

Personal Products - 0.2%
Revlon Consumer Products Corp. 5.75%, 02/15/2021 (B)	2,000,000	2,000,000

Pharmaceuticals - 1.5%
Salix Pharmaceuticals, Ltd. 6.50%, 01/15/2021 (A)	3,324,000	3,772,740
Valeant Pharmaceuticals International, Inc.
5.63%, 12/01/2021 (A) (B)	350,000	358,750
5.88%, 05/15/2023 (A)	2,525,000	2,591,281
6.13%, 04/15/2025 (A)	2,147,000	2,215,436
6.38%, 10/15/2020 (A)	4,611,000	4,858,841
7.50%, 07/15/2021 (A)	4,527,000	4,911,795

		18,708,843

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Professional Services - 0.4%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (A) (B)	$ 4,093,000	$ 4,312,999

Real Estate Investment Trusts - 0.1%
Communications Sales & Leasing, Inc. 8.25%, 10/15/2023 (A)	1,525,000	1,565,031

Real Estate Management & Development - 0.5%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/2018 (A) (B)	5,775,000	5,587,313

Road & Rail - 0.7%
Aviation Capital Group Corp.
4.63%, 01/31/2018 (A)	1,024,000	1,072,194
6.75%, 04/06/2021 (A)	111,000	128,921
7.13%, 10/15/2020 (A)	4,635,000	5,441,569
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, 04/01/2023	1,846,000	1,882,348

		8,525,032

Semiconductors & Semiconductor Equipment - 0.4%
Freescale Semiconductor, Inc.
5.00%, 05/15/2021 (A)	2,766,000	2,938,875
6.00%, 01/15/2022 (A)	1,245,000	1,345,223

		4,284,098

Software - 2.0%
First Data Corp.
6.75%, 11/01/2020 (A)	5,913,000	6,297,345
8.25%, 01/15/2021 (A)	7,265,000	7,703,152
8.75%, 01/15/2022 Cash Rate 8.75% (A) (J)	2,717,000	2,907,190
11.75%, 08/15/2021	3,117,000	3,576,758
Infor US, Inc. 6.50%, 05/15/2022 (A)	3,539,000	3,636,322

		24,120,767

Specialty Retail - 1.1%
Claire’s Stores, Inc.
6.13%, 03/15/2020 (A)	600,000	492,000
9.00%, 03/15/2019 (A) (B)	11,512,000	10,275,611
Men’s Wearhouse, Inc. 7.00%, 07/01/2022 (A) (B)	2,465,000	2,612,900

		13,380,511

Technology Hardware, Storage & Peripherals - 0.3%
Project Homestake Merger Corp. 8.88%, 03/01/2023 (A)	3,866,000	3,909,493

Textiles, Apparel & Luxury Goods - 0.7%
Levi Strauss & Co. 6.88%, 05/01/2022	8,044,000	8,798,125

Wireless Telecommunication Services - 2.8%
Sprint Corp.
7.13%, 06/15/2024	1,920,000	1,845,600
7.88%, 09/15/2023	23,175,000	23,261,906
T-Mobile USA, Inc.
6.13%, 01/15/2022 (B)	702,000	723,938
6.63%, 04/01/2023	4,815,000	4,998,933
6.73%, 04/28/2022	3,030,000	3,192,862

		34,023,239

Total Corporate Debt Securities (Cost $1,056,726,515)		1,055,572,949

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
LOAN ASSIGNMENTS - 4.5%
Aerospace & Defense - 0.2%
Silver II US Holdings LLC, Term Loan 4.00%, 12/13/2019 (C)	$ 2,759,919	$ 2,686,320

Commercial Services & Supplies - 0.3%
ADS Waste Holdings, Inc., Term Loan 3.75%, 10/09/2019 (C)	3,906,036	3,892,611

Containers & Packaging - 0.2%
Exopack Holdings SA, Term Loan B 5.25%, 05/08/2019 (C)	1,872,300	1,880,881

Diversified Telecommunication Services - 0.3%
Intelsat Jackson Holdings SA, Term Loan B2 3.75%, 06/30/2019 (C)	3,864,684	3,860,820

Food Products - 0.3%
Del Monte Foods, Inc., 1st Lien Term Loan 4.25%, 02/18/2021 (C)	3,950,000	3,778,835

Hotels, Restaurants & Leisure - 0.3%
Great Wolf Resorts, Inc., Term Loan B 5.75%, 08/06/2020 (C)	3,930,000	3,931,639

Household Products - 0.3%
Reynolds Group Holdings, Inc., Term Loan 4.50%, 12/01/2018 (C)	2,924,014	2,949,599

Independent Power and Renewable Electricity Producers - 0.4%
Dynegy Holdings, Inc., Term Loan B2 4.00%, 04/23/2020 (C)	3,930,000	3,944,737

Media - 0.3%
Interactive Data Corp., Term Loan 4.75%, 05/02/2021 (C)	3,430,080	3,450,448

Metals & Mining - 0.1%
Atkore International, Inc., 1st Lien Term Loan 4.50%, 04/09/2021 (C)	664,975	653,338
Atkore International, Inc., 2nd Lien Term Loan 7.75%, 10/09/2021 (C)	580,000	546,650

		1,199,988

Oil, Gas & Consumable Fuels - 0.1%
CITGO Holding, Inc., Term Loan B 9.50%, 05/12/2018 (C)	1,276,800	1,287,972

Personal Products - 0.3%
Revlon Consumer Products Corp., Acquisition Term Loan 4.00%, 10/08/2019 (C)	3,918,151	3,929,173

Professional Services - 0.1%
Ceridian LLC, Term Loan 4.50%, 09/15/2020 (C)	1,479,901	1,476,201

Real Estate Management & Development - 0.8%
CityCenter Holdings LLC, Term Loan B 4.25%, 10/16/2020 (C)	6,400,000	6,438,669

	Principal	Value
LOAN ASSIGNMENTS (continued)
Real Estate Management & Development (continued)
Realogy Corp., Term Loan B 3.75%, 03/05/2020 (C)	$ 2,992,424	$ 2,999,905

		9,438,574

Software - 0.3%
BMC Software Finance, Inc., Term Loan 5.00%, 09/10/2020 (C)	3,811,111	3,741,817

Specialty Retail - 0.2%
PetSmart, Inc., 1st Lien Term Loan 5.00%, 03/11/2022 (C)	2,060,000	2,084,720

Total Loan Assignments (Cost $53,656,450)		53,534,335

	Shares	Value
PREFERRED STOCKS - 1.6%
Banks - 1.1%
GMAC Capital Trust I Series 2, 8.13% (C)	520,050	13,666,914

Consumer Finance - 0.5%
Ally Financial, Inc. Series A, 8.50% (C)	211,700	5,610,050

Total Preferred Stocks (Cost $18,709,649)		19,276,964

COMMON STOCK - 0.1%
IT Services - 0.1%
Unisys Corp. (B) (L)	61,972	1,349,131

Total Common Stock (Cost $1,487,452)		1,349,131

SECURITIES LENDING COLLATERAL - 8.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (M)	105,248,207	105,248,207

Total Securities Lending Collateral (Cost $105,248,207)		105,248,207

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.01% (M), dated 04/30/2015, to be repurchased at $12,430,646 on 05/01/2015. Collateralized by U.S. Government Agency Obligations, 2.17% - 4.00%, due 12/15/2017 - 11/07/2022, and with a total value of $12,682,176.	$ 12,430,643	12,430,643

Total Repurchase Agreement (Cost $12,430,643)		12,430,643

Total Investments (Cost $1,248,258,916) (N)		1,247,412,229
Net Other Assets (Liabilities) - (3.5)%		(41,792,339)

Net Assets - 100.0%		$ 1,205,619,890

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

SECURITY VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value at April 30, 2015
ASSETS
Investments
Corporate Debt Securities	$—	$1,055,572,949	$0	$1,055,572,949
Loan Assignments	—	53,534,335	—	53,534,335
Preferred Stocks	19,276,964	—	—	19,276,964
Common Stock	1,349,131	—	—	1,349,131
Securities Lending Collateral	105,248,207	—	—	105,248,207
Repurchase Agreement	—	12,430,643	—	12,430,643

Total Investments	$125,874,302	$1,121,537,927	$0	$1,247,412,229

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3 (Q)	Transfers from Level 3 to Level 2
Corporate Debt Securities	$—	$—	$0	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $366,888,747, representing 30.4% of the Fund’s net assets.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $103,056,885. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate security. The rate disclosed is as of April 30, 2015.
(D)	The security has a perpetual maturity; the date displayed is the next call date.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $0, representing less than 0.1% of the Fund’s net assets.
(G)	Security is Level 3 of the fair value hierarchy.
(H)	Security in default.
(I)	Illiquid security. Total aggregate value of illiquid securities is $0, representing less than 0.1% of the Fund’s net assets.
(J)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If a security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(K)	When-issued security or delayed-delivery security; to be settled and delivered after April 30, 2015.
(L)	Non-income producing security.
(M)	Rate disclosed reflects the yield at April 30, 2015.
(N)	Aggregate cost for federal income tax purposes is $1,248,258,916. Aggregate gross unrealized appreciation and depreciation for all securities is $21,414,404 and $22,261,091, respectively. Net unrealized depreciation for tax purposes is $846,687.
(O)	The Fund recognizes transfers between Levels at the end of the reporting period. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Fund.
(Q)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 100.0%
Alabama - 0.7%
Alabama State University, Revenue Bonds Series A, AGM 3.00%, 03/01/2023	$ 185,000	$ 185,731

Arizona - 2.9%
City of Chandler, General Obligation Unlimited Series B, FGIC 5.25%, 07/01/2016	65,000	68,203
Sedona-Oak Creek Joint Unified School District No. 9, General Obligation Limited 4.00%, 07/01/2027	675,000	731,612

		799,815

California - 6.4%
Aromas-San Juan Unified School District, General Obligation Unlimited Series B, AGM Zero Coupon, 08/01/2042	300,000	141,696
Blythe Redevelopment Agency Successor Agency, Tax Allocation 5.65%, 05/01/2029	25,000	25,034
California School Finance Authority, Revenue Bonds 3.88%, 07/01/2017 (A)	110,000	109,746
Coachella Valley Unified School District, General Obligation Unlimited Series C, AGM Zero Coupon, 08/01/2037 - 08/01/2038	35,000	12,561
Cypress School District, General Obligation Unlimited Zero Coupon, 08/01/2050	100,000	51,045
Folsom Cordova Unified School District School Facilities Improvement District No. 3, General Obligation Unlimited Series B, ASSURED GTY Zero Coupon, 10/01/2034	720,000	305,719
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-1 5.00%, 06/01/2033	235,000	196,930
Moreland School District, General Obligation Unlimited Zero Coupon, 08/01/2027	675,000	435,085
Paramount Unified School District, General Obligation Unlimited Zero Coupon, 08/01/2045	50,000	39,199
San Carlos Elementary School District, General Obligation Unlimited Zero Coupon, 10/01/2035 - 10/01/2037	1,045,000	379,672
Santee School District, General Obligation Unlimited Series E, AGM Zero Coupon, 05/01/2051	150,000	29,901
Southern California Water Replenishment District, Certificate of Participation Series A, NATL-RE 4.50%, 08/01/2031	15,000	15,061

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Tobacco Securitization Authority of Southern California, Revenue Bonds Series A-1 5.13%, 06/01/2046	$ 30,000	$ 25,075

		1,766,724

Colorado - 1.9%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds 4.00%, 12/15/2025 (A)	535,000	537,284

Florida - 2.2%
Florida HomeLoan Corp., Revenue Bonds Series A, GNMA, FNMA, FHLMC 3.20%, 07/01/2030	350,000	339,927
Miami-Dade County Industrial Development Authority, Revenue Bonds 4.00%, 09/15/2019	110,000	117,315
Tallahassee Health Facility, Revenue Bonds 5.00%, 12/01/2044 (B)	150,000	159,906

		617,148

Idaho - 1.9%
Idaho Housing & Finance Association, Revenue Bonds Series A 5.00%, 06/01/2035	525,000	524,317

Illinois - 12.1%
Chicago Board of Education, General Obligation Unlimited Series A 5.00%, 12/01/2041	150,000	139,975
City of Chicago, General Obligation Unlimited
AGM, CR, NATL-RE
5.00%, 01/01/2031	35,000	36,616
Series A, AGM
5.00%, 01/01/2029	50,000	53,313
Series A, NATL-RE
5.00%, 01/01/2042	200,000	199,722
Series C, NATL-RE
4.00%, 01/01/2017	170,000	176,263
Cook County School District No. 157 Hoover Schrum Memorial, General Obligation Unlimited Series A, AGM Zero Coupon, 11/01/2033	950,000	423,842
Cook County Township High School District No. 201 J. Sterling Morton, General Obligation Limited Series C, AGM Zero Coupon, 12/01/2025	125,000	84,814
Illinois Finance Authority, Revenue Bonds Series C 5.00%, 08/15/2021	30,000	34,698

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Illinois Housing Development Authority, Revenue Bonds
Series A-1
2.40%, 07/01/2021	$ 185,000	$ 185,688
2.60%, 01/01/2022	375,000	377,745
Illinois State Finance Authority Student Housing 5.00%, 07/01/2047	1,000,000	1,027,390
Kendall Kane & Will Counties Community Unit School District No. 308, General Obligation Unlimited AGM Zero Coupon, 02/01/2020	60,000	53,644
Lake County School District No. 38 Big Hollow, General Obligation Unlimited AMBAC Zero Coupon, 02/01/2020	60,000	53,167
Southwestern Illinois Development Authority, Revenue Bonds AGM Zero Coupon, 12/01/2022 - 12/01/2024	80,000	59,402
Springfield Park District, General Obligation Limited 3.00%, 12/30/2023	100,000	102,693
Stephenson County School District No. 145 Freeport, General Obligation Limited AMBAC Zero Coupon, 01/01/2021	30,000	25,739
Village of Elk Grove Village, General Obligation Unlimited 4.00%, 01/01/2022	60,000	67,656
Will County Community High School District No. 210 Lincoln-Way, General Obligation Unlimited Series A 5.00%, 01/01/2027	55,000	62,808
Winnebago & Boone Counties School District No. 205 Rockford, General Obligation Unlimited Zero Coupon, 02/01/2022	65,000	52,644
Zion Park District, General Obligation Limited Series B 2.00%, 12/30/2015	150,000	149,643

		3,367,462

Indiana - 2.8%
Indiana Finance Authority, Revenue Bonds Series A 5.00%, 08/15/2021	45,000	52,912
Indiana State Finance Authority, Revenue Bonds 4.00%, 02/01/2032 (B)	730,000	714,867

		767,779

Iowa - 0.9%
Iowa Tobacco Settlement Authority, Revenue Bonds
Series A
6.50%, 06/01/2023	95,000	95,040
Series C
5.50%, 06/01/2042	50,000	43,836
5.63%, 06/01/2046	110,000	97,612

		236,488

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kansas - 1.5%
Kansas Rural Water Finance Authority, Revenue Bonds 4.25%, 03/01/2038	$ 25,000	$ 25,781
University of Kansas Hospital Authority, Revenue Bonds 4.00%, 09/01/2040	405,000	400,525

		426,306

Kentucky - 0.1%
Kentucky Area Development Districts, Certificate of Participation Series J 5.25%, 01/01/2016	15,000	15,309

Maine - 0.1%
Byron Independent School District No. 531, General Obligation Unlimited Series A 3.13%, 02/01/2025	35,000	36,312

Massachusetts - 1.9%
Massachusetts Development Finance Agency, Revenue Bonds 5.00%, 07/01/2044	500,000	532,375

Michigan - 3.9%
Bad Axe Public Schools, General Obligation Unlimited Series B, Q-SBLF 4.00%, 05/01/2024	50,000	56,371
City of Detroit, General Obligation Unlimited
AGM
5.00%, 04/01/2016 - 04/01/2019	4,650	4,711
ASSURED GTY
4.00%, 04/01/2018	17,050	17,622
5.00%, 04/01/2018	6,200	6,581
Series A-1, NATL-RE
5.38%, 04/01/2016	2,325	2,330
City of Detroit Sewage Disposal System Revenue, Revenue Bonds
Series A, NATL
Zero Coupon, 07/01/2017	30,000	27,876
Series A, NATL-RE
3.70%, 07/01/2015	15,000	15,081
5.25%, 07/01/2018	50,000	53,930
Series B, NATL
4.25%, 07/01/2025	25,000	25,086
Series C, NATL
5.00%, 07/01/2017	50,000	52,301
Series E, BHAC, FGIC
5.75%, 07/01/2031	150,000	166,114
City of Detroit Water Supply System Revenue, Revenue Bonds Series B, NATL-RE 5.00%, 07/01/2018 - 07/01/2034	65,000	67,159
County of Wayne, General Obligation Limited Series A, AGM 4.50%, 02/01/2026	35,000	35,804
Detroit Local Development Finance Authority, Tax Allocation Series A, ACA, CBI 5.50%, 05/01/2021	135,000	129,411
Michigan Finance Authority, Revenue Bonds
Series G, AGM
5.00%, 04/01/2016 - 04/01/2019	25,350	25,684

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Michigan Finance Authority, Revenue Bonds (continued)
Series G, ASSURED GTY
4.00%, 04/01/2018	$ 92,950	$ 96,068
5.00%, 04/01/2018	33,800	35,391
Series G-2A, NATL-RE
5.38%, 04/01/2016	12,675	12,703
Warren, General Obligation Limited 4.20%, 10/01/2018	250,000	253,850

		1,084,073

Minnesota - 0.7%
Minneapolis Tax Revenue, Tax Allocation
4.00%, 03/01/2027 (C)	200,000	200,392

Mississippi - 0.0% (D)
Mississippi Home Corp., Revenue Bonds GNMA
5.55%, 08/20/2049	5,000	5,024

Nebraska - 2.5%
Nebraska Investment Finance Authority, Revenue Bonds 2.90%, 09/01/2026	705,000	700,037

New Jersey - 4.9%
Casino Reinvestment Development Authority, Revenue Bonds AGM 5.00%, 11/01/2026	575,000	652,084
City of Jersey City, General Obligation Unlimited BAM 5.00%, 12/01/2022	500,000	588,550
New Jersey Economic Development Authority, Revenue Bonds Series B 6.50%, 04/01/2031	10,000	12,138
Tobacco Settlement Financing Corp., Revenue Bonds Series 1A
4.50%, 06/01/2023	10,000	10,011
5.00%, 06/01/2041	140,000	109,409
Series 1B
Zero Coupon, 06/01/2041	10,000	2,438

		1,374,630

New York - 4.3%
New York Counties Tobacco Trust IV, Revenue Bonds Series A
5.00%, 06/01/2042	225,000	188,228
6.25%, 06/01/2041 (A)	250,000	254,230
Niagara Falls City School District, Certificate of Participation AGM 4.00%, 06/15/2026 (B)	640,000	683,552
Port Authority of New York & New Jersey, Revenue Bonds AGM, CR 6.50%, 12/01/2028	50,000	51,710
Westchester Tobacco Asset Securitization, Revenue Bonds 5.13%, 06/01/2045 (C)	20,000	18,456

		1,196,176

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio - 11.0%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series A-2
5.13%, 06/01/2024	$ 1,055,000	$ 896,940
5.75%, 06/01/2034	350,000	284,119
5.88%, 06/01/2030 - 06/01/2047	270,000	224,574
6.50%, 06/01/2047	15,000	13,302
City of Marysville Wastewater Treatment System, Revenue Bonds BAM 5.00%, 12/01/2024	600,000	710,700
Cleveland-Cuyahoga County Port Authority, Revenue Bonds Series A 7.05%, 11/15/2040 (C)	100,000	101,754
County of Warren, Revenue Bonds 5.00%, 07/01/2021 - 07/01/2026	550,000	630,066
Ohio Air Quality Development Authority, Revenue Bonds Series A 5.70%, 08/01/2020	70,000	80,550
Toledo-Lucas County Port Authority, Revenue Bonds Series A 5.00%, 07/01/2046	100,000	104,943

		3,046,948

Pennsylvania - 3.7%
Montgomery County Industrial Development Authority, Revenue Bonds 5.00%, 01/01/2030	250,000	252,465
Philadelphia Gas Works Co., Revenue Bonds AGM 5.00%, 07/01/2026	10,000	10,037
Pocono Mountains Industrial Park Authority, Revenue Bonds 4.00%, 08/15/2045	50,000	48,292
Pottsville Hospital Authority, Revenue Bonds 6.50%, 07/01/2028 (C)	300,000	324,492
State Public School Building Authority, Revenue Bonds BAM 5.00%, 06/15/2019	340,000	388,406

		1,023,692

Puerto Rico - 6.8%
Commonwealth of Puerto Rico, General Obligation Unlimited
AGC, ICC
5.50%, 07/01/2022	100,000	108,034
AGM
5.50%, 07/01/2017	20,000	20,896
AGM, CR
5.25%, 07/01/2016	50,000	51,433
Series A, AGC, ICC
5.50%, 07/01/2029	175,000	185,881

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, General Obligation Unlimited (continued)
Series A, AGM
4.00%, 07/01/2022	$ 10,000	$ 9,950
5.00%, 07/01/2035	10,000	9,975
Series A, ASSURED GTY
4.00%, 07/01/2015	10,000	10,035
5.00%, 07/01/2016	75,000	77,110
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds Series A, ASSURED GTY 5.00%, 07/01/2028	65,000	65,659
Puerto Rico Electric Power Authority 4.20%, 07/01/2019	30,000	30,388
Puerto Rico Electric Power Authority, Revenue Bonds
AGM
3.63%, 07/01/2023	25,000	23,355
Series KK, NATL-RE
5.50%, 07/01/2016	20,000	20,706
Series LL, NATL-RE
5.50%, 07/01/2017	115,000	121,566
Series MM, NATL-RE
5.00%, 07/01/2019	10,000	10,542
Series RR, NATL
5.00%, 07/01/2022	25,000	24,999
Series TT, AGM, CR
5.00%, 07/01/2017	15,000	15,605
Series UU, AGM
5.00%, 07/01/2015 - 07/01/2024	145,000	146,950
Series V, AGM
5.25%, 07/01/2027	50,000	50,852
Series V, NATL-RE
5.25%, 07/01/2025	60,000	61,517
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series A, AMBAC
Zero Coupon, 07/01/2015	70,000	69,532
Series CC, AGM
5.25%, 07/01/2033 - 07/01/2036	65,000	67,446
Series E, AGM
5.50%, 07/01/2017	30,000	31,219
Series J, NATL-RE
5.00%, 07/01/2029	15,000	14,969
Series K, CIFG, FSA, CR
5.00%, 07/01/2018	10,000	10,021
Series Y, AGM
6.25%, 07/01/2021	110,000	120,994
Puerto Rico Infrastructure Financing Authority, Revenue Bonds Series C, AMBAC 5.50%, 07/01/2016 - 07/01/2018	70,000	72,142
Puerto Rico Municipal Finance Agency, General Obligation Unlimited
Series A, AGM, Government GTD
4.75%, 08/01/2022	10,000	10,002
5.00%, 08/01/2027	100,000	98,820

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, AGM 5.00%, 08/01/2022	$ 25,000	$ 25,008
Puerto Rico Public Buildings Authority, Revenue Bonds
Series H, AMBAC, COMWLTH GTD
5.50%, 07/01/2017	130,000	134,581
Series H, RADIAN, FGIC, COMWLTH GTD
5.25%, 07/01/2015	100,000	100,002
Series L, AGM, CR, COMWLTH GTD
5.50%, 07/01/2021	65,000	69,949
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A, BHAC-CR, FGIC Zero Coupon, 08/01/2041	45,000	14,135

		1,884,273

Rhode Island - 3.6%
Providence Redevelopment Agency, Revenue Bonds Series A 5.00%, 04/01/2020	400,000	449,512
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, 06/01/2035	500,000	537,280

		986,792

South Carolina - 0.6%
Richland County Recreational District, General Obligation Unlimited 3.00%, 03/01/2026	140,000	145,537
South Carolina Jobs-Economic Development Authority, Revenue Bonds CIFG 5.00%, 11/01/2015	25,000	25,002

		170,539

Texas - 17.8%
City of Houston Airport System Revenue, Revenue Bonds
5.00%, 07/01/2029 (C)	250,000	265,115
Series C
5.00%, 07/15/2020 (C)	500,000	531,875
City of Lockhart, General Obligation Limited BAM 5.00%, 08/01/2025	895,000	1,058,758
Dallas-Fort Worth International Airport Facilities Improvement Corp., Revenue Bonds Series A-1 6.15%, 01/01/2016 (C)	500,000	502,370
Fort Bend County Municipal Utility, General Obligation Unlimited MAC 3.13%, 09/01/2027	725,000	704,918
New Caney Municipal Utility District, General Obligation Unlimited AGM 3.00%, 04/01/2022 (B)	445,000	459,921

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Northwest Harris County Municipal Utility District No. 19, General Obligation Unlimited
BAM
3.00%, 10/01/2019 - 10/01/2020	$ 200,000	$ 210,008
3.25%, 10/01/2032	1,140,000	1,087,252
Willow Creek Farms Municipal Utility District, General Obligation Unlimited BAM 3.00%, 09/01/2023	130,000	131,422

		4,951,639

Virginia - 0.4%
Virginia Housing Development Authority, Revenue Bonds Series A 3.00%, 03/01/2016	100,000	102,093

Wisconsin - 4.4%
Milwaukee Housing Authority, Revenue Bonds Series A 3.63%, 07/01/2035	685,000	677,718

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Public Finance Authority, Revenue Bonds Series A 4.10%, 04/01/2034	$ 570,000	$ 547,468

		1,225,186

Total Municipal Government Obligations (Cost $27,504,239)		27,764,544

REPURCHASE AGREEMENT - 15.6%
State Street Bank & Trust Co. 0.01% (E), dated 04/30/2015, to be repurchased at $4,337,171 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $4,424,342.	4,337,170	4,337,170

Total Repurchase Agreement (Cost $4,337,170)		4,337,170

Total Investments (Cost $31,841,409) (F)		32,101,714
Net Other Assets (Liabilities) - (15.6)%		(4,320,996)

Net Assets - 100.0%		$ 27,780,718

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Municipal Government Obligations	$—	$27,764,544	$—	$27,764,544
Repurchase Agreement	—	4,337,170	—	4,337,170

Total Investments	$—	$32,101,714	$—	$32,101,714

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $901,260, representing 3.2% of the Fund’s net assets.
(B)	When-issued security or delayed-delivery security; to be settled and delivered after April 30, 2015.
(C)	At April 30, 2015, the Fund owned the respective securities which were restricted to public resale:

Investments	Description	Acquisition Date	Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Minneapolis Tax Revenue	02/26/2015	$201,082	$200,392	0.7%

Municipal Government Obligations	Westchester Tobacco Asset Securitization	03/30/2015	17,141	18,456	0.1

Municipal Government Obligations	Cleveland-Cuyahoga County Port Authority, Series A	04/11/2014	97,680	101,754	0.4

Municipal Government Obligations	Pottsville Hospital Authority	04/10/2014	293,491	324,492	1.2

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Investments	Description	Acquisition Date	Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	City of Houston Airport System Revenue	05/09/2014	$246,259	$265,115	0.9%

Municipal Government Obligations	City of Houston Airport System Revenue, Series C	03/11/2015	527,571	531,875	1.9

Municipal Government Obligations	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A-1	01/16/2015	502,504	502,370	1.8

			$1,885,728	$1,944,454	7.0%

(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Rate disclosed reflects the yield at April 30, 2015.
(F)	Aggregate cost for federal income tax purposes is $31,841,409. Aggregate gross unrealized appreciation and depreciation for all securities is $424,423 and $164,118, respectively. Net unrealized appreciation for tax purposes is $260,305.
(G)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
ASSURED GTY	Assured Guaranty, Ltd.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CBI	Certificates of bond insurance
CIFG	CIFG Assurance North America, Inc.
COMWLTH	Commonwealth
CR	Custodial Receipts
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Assured Guaranty Municipal Corp. (formerly Financial Security Assurance, Inc.)
GNMA	Government National Mortgage Association
GTD	Guaranteed
ICC	Insured Custody Certificate
MAC	Municipal Assurance Corp.
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Bond Loan Fund Program
RADIAN	Radian Asset Assurance Inc.
RE	Reinsured

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Income & Growth

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 73.0%
Aerospace & Defense - 3.1%
BAE Systems PLC	2,979,952	$ 23,086,296

Airlines - 2.8%
Japan Airlines Co., Ltd.	633,400	21,118,935

Automobiles - 2.2%
Daimler AG	172,289	16,565,014

Banks - 2.6%
Commonwealth Bank of Australia	272,658	19,085,233

Beverages - 1.8%
Thai Beverage PCL	25,446,603	13,750,243

Capital Markets - 2.4%
Ares Capital Corp. (A)	1,036,885	17,647,783

Chemicals - 5.5%
LyondellBasell Industries NV, Class A	169,870	17,584,942
Potash Corp. of Saskatchewan, Inc.	466,320	15,220,685
Yara International ASA (A)	158,090	8,100,129

		40,905,756

Diversified Telecommunication Services - 12.7%
AT&T, Inc.	618,860	21,437,310
BCE, Inc. (A)	259,272	11,430,317
HKT Trust & HKT, Ltd.	12,327,540	16,544,147
Telenor ASA	931,080	21,028,598
Telstra Corp., Ltd.	4,921,794	24,194,066

		94,634,438

Food Products - 2.5%
Marine Harvest ASA	1,523,630	18,570,995

Insurance - 1.0%
Muenchener Rueckversicherungs-Gesellschaft AG	39,256	7,662,674

Media - 2.3%
Regal Entertainment Group, Class A (A)	766,489	16,862,758

Metals & Mining - 1.0%
Antofagasta PLC, Class A	650,900	7,790,805

Oil, Gas & Consumable Fuels - 6.9%
Royal Dutch Shell PLC, Class B, ADR (A)	276,249	17,842,923
Ship Finance International, Ltd. (A)	905,010	14,262,958
Total SA	360,047	19,496,527

		51,602,408

Pharmaceuticals - 2.4%
GlaxoSmithKline PLC	757,110	17,486,717

Real Estate Investment Trusts - 20.8%
American Capital Agency Corp.	1,020,950	21,067,303
Ascendas Real Estate Investment Trust	10,473,756	19,518,626
Blackstone Mortgage Trust, Inc., Class A	831,878	25,563,611
Lexington Realty Trust (A)	1,074,830	9,963,674
PennyMac Mortgage Investment Trust	656,028	13,743,787
Select Income REIT	379,770	8,806,866
Spirit Realty Capital, Inc.	1,865,840	21,065,334
Starwood Property Trust, Inc. (A)	1,165,227	27,977,100
STORE Capital Corp. (A)	343,150	7,206,150

		154,912,451

Transportation Infrastructure - 2.1%
Macquarie Infrastructure Co. LLC	186,802	15,459,734

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 0.9%
Vodafone Group PLC, ADR	184,540	$ 6,495,808

Total Common Stocks (Cost $527,122,368)		543,638,048

MASTER LIMITED PARTNERSHIPS - 19.6%
Capital Markets - 6.7%
AllianceBernstein Holding, LP	416,111	13,045,080
KKR & Co., LP	915,915	20,617,246
Oaktree Capital Group LLC, Class A	299,579	16,021,485

		49,683,811

Electric Utilities - 1.4%
Brookfield Infrastructure Partners, LP	236,287	10,380,088

Oil, Gas & Consumable Fuels - 11.5%
Alliance Resource Partners, LP	449,726	15,502,055
Cheniere Energy Partners, LP	157,374	5,128,819
Energy Transfer Partners, LP, Class B	501,017	28,948,762
Plains All American Pipeline, LP	374,142	18,748,256
TC Pipelines, LP	159,888	10,885,175
Teekay LNG Partners, LP	175,683	6,925,424

		86,138,491

Total Master Limited Partnerships (Cost $140,164,051)		146,202,390

SECURITIES LENDING COLLATERAL - 10.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (B)	80,140,675	80,140,675

Total Securities Lending Collateral (Cost $80,140,675)		80,140,675

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
State Street Bank & Trust Co. 0.01% (B), dated 04/30/2015, to be repurchased at $13,329,970 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $13,596,626.	$ 13,329,966	13,329,966

Total Repurchase Agreement (Cost $13,329,966)		13,329,966

Total Investments (Cost $760,757,060) (C)		783,311,079
Net Other Assets (Liabilities) - (5.2)%		(38,565,729)

Net Assets - 100.0%		$ 744,745,350

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Income & Growth

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stocks	$289,639,043	$253,999,005	$—	$543,638,048
Master Limited Partnerships	146,202,390	—	—	146,202,390
Securities Lending Collateral	80,140,675	—	—	80,140,675
Repurchase Agreement	—	13,329,966	—	13,329,966

Total Investments	$515,982,108	$267,328,971	$—	$783,311,079

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $77,898,687. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at April 30, 2015.
(C)	Aggregate cost for federal income tax purposes is $760,757,060. Aggregate gross unrealized appreciation and depreciation for all securities is $48,492,691 and $25,938,672, respectively. Net unrealized appreciation for tax purposes is $22,554,019.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 50.0%
U.S. Treasury Floating Rate Note 0.10%, 01/31/2017 (A)	$ 1,000,000	$ 1,000,249
U.S. Treasury Inflation Indexed Bond
0.75%, 02/15/2045	985,803	989,962
1.38%, 02/15/2044	962,682	1,118,291
1.75%, 01/15/2028	806,580	945,778
2.38%, 01/15/2025	6,287,503	7,646,194
3.38%, 04/15/2032	6,677,060	9,799,626
3.88%, 04/15/2029	7,209,380	10,589,902
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 - 07/15/2024	66,731,938	67,956,634
0.25%, 01/15/2025	2,229,435	2,257,999
0.63%, 01/15/2024	1,523,817	1,595,961
1.13%, 01/15/2021	11,887,178	12,789,866
1.25%, 07/15/2020	3,868,687	4,207,499
1.38%, 07/15/2018	1,567,195	1,681,061

Total U.S. Government Obligations (Cost $120,840,399)		122,579,022

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
1.83%, 04/25/2024	3,000,000	2,983,170
2.38%, 02/25/2024 (A)	1,500,000	1,513,116
Federal National Mortgage Association Connecticut Avenue Securities 2.18%, 10/25/2023 (A)	751,183	762,699

Total U.S. Government Agency Obligations (Cost $5,300,927)		5,258,985

FOREIGN GOVERNMENT OBLIGATIONS - 24.9%
Australia Government Bond 3.00%, 09/20/2025 (B)	AUD 2,100,000	2,420,596
Brazil Notas do Tesouro Nacional Series B 6.00%, 05/15/2017	BRL 5,000,000	4,290,953
Canadian Government Bond
1.50%, 12/01/2044	CAD 976,014	1,057,525
4.25%, 12/01/2021	6,518,880	7,209,671
Deutsche Bundesrepublik Inflation-Linked Bond 1.50%, 04/15/2016	EUR 2,296,620	2,630,696
France Government Bond OAT 0.10%, 03/01/2025	2,191,640	2,677,588
Italy Buoni Poliennali del Tesoro 2.10%, 09/15/2021 (B)	6,165,792	7,879,707
Japanese Government CPI Linked Bond 0.10%, 03/10/2024	JPY 50,950,000	463,180
Kommunalbanken AS 0.65%, 03/27/2017 (A) (C)	$ 500,000	502,972
Mexican Udibonos Series S 4.50%, 12/04/2025	MXN 37,207,513	2,783,758
New Zealand Government Bond 2.00%, 09/20/2025 (B)	NZD 2,000,000	1,604,015

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Spain Government Inflation-Linked Bond
0.55%, 11/30/2019 (B)	EUR 1,978,720	$ 2,327,499
1.80%, 11/30/2024 (B)	2,799,889	3,619,080
U.K. Gilt Inflation-Linked 0.13%, 03/22/2029 - 03/22/2044 (B)	GBP 11,887,843	21,619,744

Total Foreign Government Obligations (Cost $63,233,394)		61,086,984

MORTGAGE-BACKED SECURITIES - 1.8%
GS Mortgage Securities Trust Series 2014-GSFL, Class B 1.93%, 07/15/2031 (A) (C)	$ 3,000,000	3,001,968
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class B 1.68%, 12/15/2028 (A) (C)	1,500,000	1,500,985

Total Mortgage-Backed Securities (Cost $4,501,250)		4,502,953

ASSET-BACKED SECURITIES - 0.5%
Invitation Homes Trust Series 2014-SFR1, Class A 1.18%, 06/17/2031 (A) (C)	200,000	199,196
SLM Student Loan Trust Series 2014-1, Class A3 0.78%, 02/26/2029 (A)	1,000,000	998,392

Total Asset-Backed Securities (Cost $1,203,906)		1,197,588

CORPORATE DEBT SECURITIES - 15.8%
Automobiles - 0.5%
Toyota Motor Credit Corp. Series MTN 0.75%, 03/05/2017 (D)	1,300,000	1,300,129

Banks - 4.4%
BAC Capital Trust XIV 4.00%, 05/18/2015 (A) (E)	700,000	569,660
Banco do Brasil SA 9.00%, 06/18/2024 (A) (C) (E) (F)	1,250,000	1,156,250
Banco Santander Chile 1.18%, 04/11/2017 (A) (C)	200,000	199,410
BNZ International Funding, Ltd. 1.90%, 02/26/2018 (C)	361,000	363,327
Fifth Third Bancorp 0.69%, 12/20/2016 (A)	400,000	397,722
Goldman Sachs Capital II 4.00%, 06/01/2015 (A) (E)	500,000	388,750
Goldman Sachs Capital III 4.00%, 06/01/2015 (A) (E) (F)	2,600,000	2,021,500
HSBC Holdings PLC
5.63%, 01/17/2020 (A) (E) (F)	513,000	524,543
6.38%, 03/30/2025 (A) (E) (F)	283,000	292,198
Industrial & Commercial Bank of China, Ltd. Series MTN 1.45%, 11/13/2017 (A)	1,200,000	1,206,233
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (C) (F)	1,000,000	1,007,315

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland NV 4.65%, 06/04/2018	$ 200,000	$ 210,760
Societe Generale SA 6.00%, 01/27/2020 (A) (C) (E) (F)	800,000	762,480
Standard Chartered PLC 6.50%, 04/02/2020 (A) (C) (E) (F)	200,000	202,080
Zions Bancorporation 5.65%, 11/15/2023 (A)	1,400,000	1,454,425

		10,756,653

Biotechnology - 0.1%
Amgen, Inc. 3.13%, 05/01/2025 (G)	280,000	276,661

Building Products - 0.2%
Masco Corp.
4.45%, 04/01/2025 (F)	257,000	265,352
5.95%, 03/15/2022	315,000	354,375

		619,727

Capital Markets - 2.0%
Goldman Sachs Group, Inc.
1.44%, 04/23/2020 (A)	518,000	523,954
5.38%, 05/10/2020 (A) (E)	382,000	381,618
Morgan Stanley
1.01%, 01/05/2018 (A)	434,000	435,582
Series MTN
1.91%, 04/25/2023 - 06/09/2023 (A)	2,643,000	2,690,357
UBS AG Series MTN 4.75%, 05/22/2023 (A) (B)	950,000	976,892

		5,008,403

Communications Equipment - 0.1%
Harris Corp. 5.05%, 04/27/2045	140,000	140,283

Construction Materials - 0.1%
Vulcan Materials Co. 4.50%, 04/01/2025	221,000	224,315

Consumer Finance - 0.2%
Navient Corp. Series MTN 2.18%, 05/03/2019 (A)	400,000	379,520

Diversified Financial Services - 2.0%
Bank of America Corp.
Series MTN
1.01%, 11/19/2024 (A)	1,000,000	972,500
1.33%, 03/22/2018 (A)	1,500,000	1,518,747
2.01%, 02/18/2020 (A) (H)	400,000	399,480
Citigroup, Inc. 0.53%, 06/09/2016 (A)	2,070,000	2,060,553

		4,951,280

Diversified Telecommunication Services - 0.4%
AT&T, Inc. 4.75%, 05/15/2046 (G)	210,000	205,304
Telefonica Emisiones SAU 0.91%, 06/23/2017 (A)	800,000	798,094

		1,003,398

Energy Equipment & Services - 0.1%
Kinder Morgan, Inc. 2.00%, 12/01/2017	224,000	224,569

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.3%
Walgreens Boots Alliance, Inc. 0.71%, 05/18/2016 (A)	$ 800,000	$ 801,307

Insurance - 1.5%
Genworth Holdings, Inc. 6.15%, 11/15/2066 (A)	1,200,000	756,000
XLIT, Ltd.
4.45%, 03/31/2025 (F)	27,000	27,180
5.50%, 03/31/2045	79,000	77,175
6.50%, 04/15/2017 (A) (E)	3,350,000	2,948,000

		3,808,355

Machinery - 0.1%
Valmont Industries, Inc. 5.25%, 10/01/2054 (F)	180,000	170,543

Metals & Mining - 2.1%
Allegheny Technologies, Inc. 5.95%, 01/15/2021	1,396,000	1,455,330
Anglo American Capital PLC 2.63%, 09/27/2017 (C) (F)	200,000	202,306
Freeport-McMoRan, Inc. 2.30%, 11/14/2017	420,000	421,869
Glencore Canada Corp. 6.00%, 10/15/2015	400,000	408,555
Glencore Funding LLC
1.34%, 04/16/2018 (A) (C)	550,000	549,684
1.64%, 01/15/2019 (A) (C) (F)	800,000	798,257
Goldcorp, Inc.
3.63%, 06/09/2021	259,000	262,690
5.45%, 06/09/2044	178,000	179,780
Kinross Gold Corp.
5.13%, 09/01/2021 (F)	119,000	113,923
5.95%, 03/15/2024 (F)	826,000	769,573

		5,161,967

Oil, Gas & Consumable Fuels - 1.3%
Petrobras Global Finance BV
1.88%, 05/20/2016 (A)	428,000	414,090
2.42%, 01/15/2019 (A) (F)	2,000,000	1,850,200
2.63%, 03/17/2017 (A)	750,000	723,750
Southwestern Energy Co. 3.30%, 01/23/2018	90,000	92,334

		3,080,374

Pharmaceuticals - 0.3%
Actavis Funding SCS
1.14%, 09/01/2016 (A)	515,000	516,373
1.35%, 03/12/2018 (A)	212,000	213,900

		730,273

Real Estate Investment Trusts - 0.1%
Omega Healthcare Investors, Inc. 4.50%, 04/01/2027 (C)	195,000	190,973

Total Corporate Debt Securities (Cost $40,674,291)		38,828,730

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.1%
U.S. Treasury Bill
0.01%, 06/18/2015 (I) (J)	120,000	119,998
0.06%, 10/01/2015 (I)	10,000	9,998

Total Short-Term U.S. Government Obligations (Cost $129,996)		129,996

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
PREFERRED STOCKS - 0.6%
Banks - 0.0% (K)
HSBC USA, Inc. Series F, 3.50% (A)	5,000	$ 116,100

Capital Markets - 0.1%
UBS Preferred Funding Trust IV Series D, 0.88% (A)	14,000	271,180

Consumer Finance - 0.3%
Navient Corp.
1.91% (A)	8,200	201,474
1.96% (A)	19,249	463,516

		664,990

Insurance - 0.2%
Principal Financial Group, Inc. Series A, 5.56% (A)	4,000	399,000
Prudential Financial, Inc. 2.31% (A)	4,655	120,937

		519,937

Total Preferred Stocks (Cost $1,593,977)		1,572,207

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (I)	4,562,985	$ 4,562,985

Total Securities Lending Collateral (Cost $4,562,985)		4,562,985

	Principal	Value
REPURCHASE AGREEMENT - 4.4%
State Street Bank & Trust Co. 0.01% (I), dated 04/30/2015, to be repurchased at $10,887,998 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2032, and with a value of $11,105,835.	$ 10,887,995	10,887,995

Total Repurchase Agreement (Cost $10,887,995)		10,887,995

Total Investments (Cost $252,929,120) (L)		250,607,445
Net Other Assets (Liabilities) - (2.2)%		(5,322,834)

Net Assets - 100.0%		$ 245,284,611

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Short	(130)	06/30/2015	$(131,016)
U.S. Treasury Bond	Short	(3)	06/19/2015	16,969

Total				$(114,047)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSC	05/22/2015	USD	1,432,759	EUR	1,258,440	$19,306	$—
GSC	06/05/2015	USD	1,196,285	EUR	1,068,623	—	(4,182)
GSC	06/11/2015	USD	460,320	JPY	55,654,526	—	(6,006)
GSC	06/12/2015	USD	1,061,382	EUR	1,000,000	—	(62,102)
GSC	06/16/2015	USD	1,060,602	EUR	1,000,000	—	(62,943)
GSC	07/15/2015	USD	6,379,030	EUR	6,000,000	—	(364,969)
GSC	07/30/2015	USD	1,098,393	EUR	1,000,000	—	(25,847)
JPM	05/15/2015	USD	1,267,582	EUR	1,108,462	22,700	—
JPM	05/27/2015	USD	626,550	EUR	551,929	6,594	—
JPM	06/11/2015	USD	2,582,756	EUR	2,378,206	—	(89,084)
JPM	07/07/2015	USD	2,478,979	GBP	1,667,000	—	(78,645)
JPM	07/15/2015	USD	4,446,556	GBP	3,000,000	—	(155,998)
JPM	07/30/2015	USD	769,177	AUD	1,000,000	—	(18,203)
JPM	08/14/2015	USD	1,807,905	GBP	1,081,000	149,747	—

Total						$198,347	$(867,979)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
U.S. Government Obligations	$—	$122,579,022	$—	$122,579,022
U.S. Government Agency Obligations	—	5,258,985	—	5,258,985
Foreign Government Obligations	—	61,086,984	—	61,086,984
Mortgage-Backed Securities	—	4,502,953	—	4,502,953
Asset-Backed Securities	—	1,197,588	—	1,197,588
Corporate Debt Securities	—	38,828,730	—	38,828,730
Short-Term U.S. Government Obligations	—	129,996	—	129,996
Preferred Stocks	1,572,207	—	—	1,572,207
Securities Lending Collateral	4,562,985	—	—	4,562,985
Repurchase Agreement	—	10,887,995	—	10,887,995

Total Investments	$6,135,192	$244,472,253	$—	$250,607,445

Derivative Financial Instruments
Futures Contracts (N)	$16,969	$—	$—	$16,969
Forward Foreign Currency Contracts (N)	—	198,347	—	198,347

Total Derivative Financial Instruments	$16,969	$198,347	$—	$215,316

LIABILITIES
Derivative Financial Instruments
Futures Contracts (N)	$(131,016)	$—	$—	$(131,016)
Forward Foreign Currency Contracts (N)	—	(867,979)	—	(867,979)

Total Derivative Financial Instruments	$(131,016)	$(867,979)	$—	$(998,995)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of April 30, 2015.
(B)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $10,637,203, representing 4.3% of the Fund’s net assets.
(D)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of April 30, 2015; the maturity date disclosed is the ultimate maturity date.
(E)	The security has a perpetual maturity; the date displayed is the next call date.
(F)	All or a portion of the security is on loan. The value of all securities on loan is $4,469,970. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	When-issued security or delayed-delivery security; to be settled and delivered after April 30, 2015.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $399,480, representing 0.2% of the Fund’s net assets.
(I)	Rate disclosed reflects the yield at April 30, 2015.
(J)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $119,997.
(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	Aggregate cost for federal income tax purposes is $252,929,120. Aggregate gross unrealized appreciation and depreciation for all securities is $2,891,854 and $5,213,529, respectively. Net unrealized depreciation for tax purposes is $2,321,675.
(M)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD USD	New Zealand Dollar United States Dollar

COUNTERPARTY ABBREVIATIONS:

GSC	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica International Equity

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
PREFERRED STOCKS - 2.3%
Brazil - 0.6%
Itau Unibanco Holding SA 3.54% (A)	756,960	$ 9,680,104

Germany - 1.2%
Porsche Automobil Holding SE 2.41% (A)	209,240	19,853,376

Korea, Republic of - 0.5%
Hyundai Motor Co. 2.61% (A)	67,730	7,486,611

Total Preferred Stocks (Cost $37,041,767)		37,020,091

COMMON STOCKS - 94.0%
Australia - 3.6%
APA Group	898,766	6,797,363
Asciano, Ltd.	3,806,900	19,780,324
BHP Billiton PLC, ADR (B)	305,769	14,768,643
Challenger, Ltd.	3,125,584	17,355,622

		58,701,952

Belgium - 1.3%
Ageas	292,702	10,997,462
Groupe Bruxelles Lambert SA (B)	112,000	9,831,571

		20,829,033

Canada - 0.7%
Fairfax Financial Holdings, Ltd.	20,931	11,432,680

Denmark - 1.3%
Carlsberg A/S, Class B	230,676	21,030,393

France - 9.2%
Arkema SA	197,394	15,884,927
Bollore SA	2,341,900	13,384,062
Cie Generale des Etablissements Michelin, Class B	116,691	13,012,891
GDF Suez (B)	914,500	18,606,772
Rexel SA	1,189,400	22,416,187
Sanofi	287,100	29,224,026
Total SA	290,200	15,714,316
Veolia Environnement SA (B)	1,073,586	22,717,080

		150,960,261

Germany - 6.7%
Allianz SE, Class A	95,800	16,306,562
Bayer AG	131,265	18,893,310
Merck KGaA	112,700	12,149,636
Metro AG	553,800	20,072,408
Siemens AG, Class A	157,600	17,144,027
Talanx AG (B) (C)	347,651	11,058,993
TUI AG	794,300	14,806,470

		110,431,406

Hong Kong - 4.6%
CK Hutchison Holdings, Ltd.	1,218,000	26,389,706
First Pacific Co., Ltd.	8,240,112	7,994,999
Guangdong Investment, Ltd.	11,224,900	16,651,436
Noble Group, Ltd.	26,830,000	17,472,145
SJM Holdings, Ltd. (B)	5,383,100	6,818,060

		75,326,346

Ireland - 3.0%
DCC PLC	207,000	13,168,005
Ryanair Holdings PLC, ADR	246,300	15,972,555

	Shares	Value
COMMON STOCKS (continued)
Ireland (continued)
Smurfit Kappa Group PLC, Class B	675,200	$ 20,672,240

		49,812,800

Israel - 1.8%
Israel Corp., Ltd.	22,472	8,277,506
Teva Pharmaceutical Industries, Ltd., ADR	357,700	21,612,234

		29,889,740

Italy - 3.1%
Azimut Holding SpA	161,700	4,746,332
Davide Campari (D)	981,841	7,617,999
Eni SpA, Class B	1,001,300	19,210,792
Mediobanca SpA	704,633	6,840,271
Prysmian SpA (B)	626,449	12,775,196

		51,190,590

Japan - 23.8%
Aisin Seiki Co., Ltd.	384,700	17,591,535
Daiichi Sankyo Co., Ltd. (B)	986,600	17,135,946
Daiwa Securities Group, Inc.	2,819,100	23,386,725
Denki Kagaku Kogyo KK	2,876,000	11,743,254
Electric Power Development Co., Ltd.	249,000	8,358,761
FANUC Corp.	43,100	9,480,391
FUJIFILM Holdings Corp.	588,000	22,148,203
Hitachi, Ltd.	2,986,900	20,379,328
Japan Airlines Co., Ltd.	643,300	21,449,023
Komatsu, Ltd.	569,200	11,451,802
Kuraray Co., Ltd.	1,255,800	16,981,836
Mitsubishi Corp.	635,700	13,716,305
Mitsubishi Heavy Industries, Ltd.	1,934,700	10,719,629
MS&AD Insurance Group Holdings, Inc.	975,100	27,904,471
NEC Corp.	4,808,600	15,998,266
Nippon Telegraph & Telephone Corp.	317,300	21,425,670
Nitori Holdings Co., Ltd.	206,700	15,897,092
ORIX Corp.	1,583,700	24,354,751
Resona Holdings, Inc.	3,466,900	18,485,735
Softbank Corp.	293,400	18,340,522
Sony Corp. (B) (C)	649,600	19,638,537
Sumitomo Mitsui Financial Group, Inc. (B)	602,600	26,312,280

		392,900,062

Korea, Republic of - 2.6%
Kangwon Land, Inc.	185,907	6,337,259
Samsung Electronics Co., Ltd.	14,200	18,628,323
SK Telecom Co., Ltd.	66,350	17,780,000

		42,745,582

Macau - 0.6%
MGM China Holdings, Ltd.	5,656,200	10,633,418

Netherlands - 4.8%
Akzo Nobel NV	218,300	16,702,943
Boskalis Westminster NV	285,100	14,813,965
Delta Lloyd NV	483,379	9,153,682
Heineken Holding NV, Class A	235,300	16,402,613
Koninklijke Philips NV	768,356	22,008,976

		79,082,179

Singapore - 0.3%
Kenon Holdings, Ltd. (C)	90,804	1,965,821
SIA Engineering Co., Ltd. (B)	1,180,900	3,733,830

		5,699,651

Spain - 1.1%
Amadeus IT Holding SA, Class A	382,873	17,452,092

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Sweden - 3.1%
Investor AB, Class B	599,000	$ 24,407,873
Svenska Cellulosa AB SCA, Class B	379,380	9,596,404
Telefonaktiebolaget LM Ericsson, Class B	1,584,100	17,324,947

		51,329,224

Switzerland - 5.3%
GAM Holding AG (C)	792,900	17,888,607
Nestle SA	269,362	20,898,239
Novartis AG	238,400	24,333,992
UBS Group AG (C)	1,209,800	24,168,571

		87,289,409

United Kingdom - 16.1%
Admiral Group PLC (B)	454,900	10,847,387
Aviva PLC	1,726,426	13,889,884
Barclays PLC	5,073,000	19,847,857
HSBC Holdings PLC	2,117,600	21,091,976
IG Group Holdings PLC	1,281,513	14,449,236
Imperial Tobacco Group PLC	396,500	19,361,292
Inchcape PLC	1,263,700	16,074,338
Johnson Matthey PLC	194,491	9,944,091
Kingfisher PLC	3,649,800	19,608,651
National Grid PLC, Class B	1,467,700	19,745,468
Noble Corp. PLC (B)	524,157	9,073,158
Rexam PLC	1,756,536	15,590,625
Royal Bank of Scotland Group PLC (C)	1,224,400	6,343,646
Sky PLC	1,172,200	19,327,159
UBM PLC	1,676,680	14,474,055
Unilever PLC	427,200	18,726,076
Vodafone Group PLC	5,089,720	17,932,133

		266,327,032

	Shares	Value
COMMON STOCKS (continued)
United States - 1.0%
Flextronics International, Ltd. (C)	1,484,697	$ 17,111,133

Total Common Stocks (Cost $1,454,985,893)		1,550,174,983

SECURITIES LENDING COLLATERAL - 5.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (A)	87,714,159	87,714,159

Total Securities Lending Collateral (Cost $87,714,159)		87,714,159

	Principal	Value
REPURCHASE AGREEMENT - 2.9%
State Street Bank & Trust Co. 0.01% (A), dated 04/30/2015, to be repurchased at $47,721,178 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $48,677,177.	$ 47,721,165	47,721,165

Total Repurchase Agreement (Cost $47,721,165)		47,721,165

Total Investments (Cost $1,627,462,984) (E)		1,722,630,398
Net Other Assets (Liabilities) - (4.5)%		(73,973,416)

Net Assets - 100.0%		$ 1,648,656,982

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Pharmaceuticals	7.2%	$123,349,144
Insurance	6.5	111,591,121
Banks	5.9	101,761,598
Diversified Financial Services	5.7	98,394,052
Chemicals	4.6	79,534,557
Capital Markets	4.5	77,030,506
Multi-Utilities	3.5	61,069,320
Technology Hardware, Storage & Peripherals	3.3	56,774,792
Wireless Telecommunication Services	3.1	54,052,655
Trading Companies & Distributors	3.1	53,604,637
Industrial Conglomerates	3.0	52,321,008
Beverages	2.6	45,051,005
Food Products	2.3	39,624,315
Hotels, Restaurants & Leisure	2.2	38,595,207
Electronic Equipment, Instruments & Components	2.2	37,490,461
Airlines	2.2	37,421,578
Containers & Packaging	2.1	36,262,865
Specialty Retail	2.1	35,505,743
Oil, Gas & Consumable Fuels	2.0	34,925,108
Media	2.0	33,801,214
Machinery	1.8	31,651,822

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Auto Components	1.8%	$30,604,426
Automobiles	1.6	27,339,987
Real Estate Management & Development	1.5	26,389,706
Diversified Telecommunication Services	1.2	21,425,670
Food & Staples Retailing	1.2	20,072,408
Road & Rail	1.2	19,780,324
Household Durables	1.1	19,638,537
Tobacco	1.1	19,361,292
IT Services	1.0	17,452,092
Communications Equipment	1.0	17,324,947
Water Utilities	1.0	16,651,436
Distributors	0.9	16,074,338
Construction & Engineering	0.9	14,813,965
Metals & Mining	0.9	14,768,643
Air Freight & Logistics	0.8	13,384,062
Electrical Equipment	0.7	12,775,196
Independent Power and Renewable Electricity Producers	0.6	10,324,582
Household Products	0.6	9,596,404
Energy Equipment & Services	0.5	9,073,158
Gas Utilities	0.4	6,797,363
Transportation Infrastructure	0.2	3,733,830

Investments, at Value	92.1	1,587,195,074
Short-Term Investments	7.9	135,435,324

Total Investments	100.0%	$1,722,630,398

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Preferred Stocks	$9,680,104	$27,339,987	$—	$37,020,091
Common Stocks	89,970,403	1,460,204,580	—	1,550,174,983
Securities Lending Collateral	87,714,159	—	—	87,714,159
Repurchase Agreement	—	47,721,165	—	47,721,165

Total Investments	$187,364,666	$1,535,265,732	$—	$1,722,630,398

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at April 30, 2015.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $83,648,432. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing security.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $7,617,999, representing 0.5% of the Fund’s net assets.
(E)	Aggregate cost for federal income tax purposes is $1,627,462,984. Aggregate gross unrealized appreciation and depreciation for all securities is $153,964,756 and $58,797,342, respectively. Net unrealized appreciation for tax purposes is $95,167,414.
(F)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
PREFERRED STOCK - 1.1%
Germany - 1.1%
Sartorius AG 0.74% (A)	56,950	$ 9,441,856

Total Preferred Stock (Cost $6,305,500)		9,441,856

COMMON STOCKS - 96.4%
Australia - 3.0%
APA Group	1,190,900	9,006,772
Bentham IMF, Ltd. (B)	2,443,500	3,599,684
FlexiGroup, Ltd. (B)	2,344,700	6,294,692
Senex Energy, Ltd. (B) (C)	11,711,500	3,709,810
STW Communications Group, Ltd. (B)	7,176,261	3,644,837

		26,255,795

Belgium - 2.2%
Barco NV (B)	103,900	7,023,453
D’ieteren SA (B)	314,651	12,272,876

		19,296,329

Canada - 0.7%
Newalta Corp. (B)	438,400	5,970,089

Denmark - 1.6%
Bavarian Nordic A/S (C)	150,284	7,042,406
Schouw & Co.	128,100	6,565,411

		13,607,817

Finland - 2.1%
Kesko OYJ, Class B	176,100	7,195,233
Ramirent OYJ	705,781	5,424,099
Tieto OYJ	222,100	5,326,036

		17,945,368

France - 2.2%
BioMerieux	51,800	5,588,261
Societe BIC SA	56,600	9,669,054
Sopra Steria Group (B)	43,900	3,877,261

		19,134,576

Georgia - 0.4%
Bank of Georgia Holdings PLC	117,500	3,226,922

Germany - 7.5%
Bertrandt AG	40,668	5,369,017
Gerresheimer AG	201,400	11,398,576
Patrizia Immobilien AG	564,840	11,126,384
Rhoen Klinikum AG	290,250	8,035,625
SAF-Holland SA	867,400	13,132,460
Stroeer Media SE	297,280	10,991,114
Tom Tailor Holding AG (C)	398,500	4,925,798

		64,978,974

Hong Kong - 5.0%
AMVIG Holdings, Ltd.	4,136,000	2,268,290
First Pacific Co., Ltd.	14,272,750	13,837,788
Kerry Logistics Network, Ltd.	4,890,600	7,863,858
Midland Holdings, Ltd. (C)	7,864,000	3,671,046
Newocean Energy Holdings, Ltd.	8,969,120	4,994,236
Pacific Textiles Holdings, Ltd.	4,319,000	6,008,589
Shun Tak Holdings, Ltd.	8,706,000	5,044,208

		43,688,015

Ireland - 1.4%
Smurfit Kappa Group PLC, Class B	406,711	12,452,055

	Shares	Value
COMMON STOCKS (continued)
Israel - 0.8%
Plus500, Ltd. (B)	584,215	$ 6,699,183

Italy - 4.3%
ASTM SpA	619,800	8,811,956
Danieli & C Officine Meccaniche SpA, Class B	459,200	8,525,288
Davide Campari (D)	1,158,000	8,984,798
Prysmian SpA (B)	541,300	11,038,750

		37,360,792

Japan - 27.8%
Aida Engineering, Ltd.	355,500	4,052,863
Air Water, Inc.	542,500	9,634,992
Avex Group Holdings, Inc. (B)	744,300	11,487,289
Chugoku Marine Paints, Ltd.	889,000	7,702,819
Daiichikosho Co., Ltd. (B)	207,400	6,689,008
Denki Kagaku Kogyo KK	4,173,700	17,042,009
Dynam Japan Holdings Co., Ltd.	5,130,900	10,877,444
Electric Power Development Co., Ltd.	189,300	6,354,672
Hikari Tsushin, Inc.	263,800	17,606,692
HIS Co., Ltd.	237,600	7,919,819
Hoshizaki Electric Co., Ltd.	111,700	6,571,529
Kaken Pharmaceutical Co., Ltd.	391,700	13,997,722
Kintetsu World Express, Inc.	341,500	15,730,392
Kumiai Chemical Industry Co., Ltd.	470,200	4,152,076
Miraca Holdings, Inc. (B)	171,400	8,623,038
Nakanishi, Inc.	234,700	8,696,740
Nitori Holdings Co., Ltd.	131,400	10,105,844
Rohto Pharmaceutical Co., Ltd.	714,900	10,206,628
Ryohin Keikaku Co., Ltd.	44,500	7,096,874
Sanwa Holdings Corp.	1,916,500	14,464,543
SKY Perfect JSAT Holdings, Inc.	2,278,600	14,272,337
Sogo Medical Co., Ltd.	245,200	6,708,372
Toho Holdings Co., Ltd. (B)	166,600	2,901,182
Token Corp. (B)	102,800	5,204,091
USS Co., Ltd.	188,900	3,326,113
Welcia Holdings Co., Ltd.	226,200	9,891,108

		241,316,196

Korea, Republic of - 1.3%
Eugene Technology Co., Ltd.	302,489	4,540,085
Interpark Corp.	793,800	6,605,194

		11,145,279

Mexico - 0.5%
Credito Real SAB de CV SOFOM ENR	1,776,578	4,374,861

Netherlands - 5.8%
BinckBank NV	917,700	9,197,897
Boskalis Westminster NV	247,000	12,834,267
Delta Lloyd NV	757,600	14,327,070
Koninklijke Ten Cate NV (B)	587,761	13,684,006

		50,043,240

Norway - 0.4%
ABG Sundal Collier Holding ASA	5,365,787	3,857,159

Philippines - 0.6%
Alliance Global Group, Inc.	9,625,100	5,469,978

Portugal - 1.1%
CTT-Correios de Portugal SA	804,900	9,078,440

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Singapore - 2.1%
ARA Asset Management, Ltd.	6,225,600	$ 8,130,995
CWT, Ltd.	6,833,500	9,910,382

		18,041,377

Sweden - 0.9%
Dios Fastigheter AB	1,006,354	7,837,928

Switzerland - 4.0%
GAM Holding AG (C)	873,290	19,702,285
Gategroup Holding AG, Class A (C)	278,700	9,745,539
Swissquote Group Holding SA	174,376	5,563,240

		35,011,064

United Arab Emirates - 0.8%
Dragon Oil PLC	687,300	6,532,913

United Kingdom - 18.9%
Berendsen PLC	282,851	4,496,635
Cineworld Group PLC	1,427,069	10,658,738
IG Group Holdings PLC	1,478,800	16,673,674
Inchcape PLC	1,135,000	14,437,267
Inmarsat PLC	737,400	11,354,900
Intermediate Capital Group PLC	849,400	6,860,301
International Personal Finance PLC	1,524,300	11,592,533
Ithaca Energy, Inc. (B) (C)	4,582,100	4,025,716
Lancashire Holdings, Ltd. (B)	1,317,300	12,877,610
Northgate PLC	1,621,206	16,058,036
Pendragon PLC	11,451,300	6,478,171
Rexam PLC	2,263,148	20,087,201
Stock Spirits Group PLC	3,026,900	8,847,642
UBM PLC	2,255,460	19,470,413

		163,918,837

	Shares	Value
COMMON STOCKS (continued)
United States - 1.0%
Eros International PLC (B) (C)	491,178	$ 8,688,939

Total Common Stocks (Cost $786,209,220)		835,932,126

SECURITIES LENDING COLLATERAL - 4.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (A)	42,223,300	42,223,300

Total Securities Lending Collateral (Cost $42,223,300)		42,223,300

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.01% (A), dated 04/30/2015, to be repurchased at $17,580,116 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 10/01/2032, and with a value of $17,933,143.	$ 17,580,111	17,580,111

Total Repurchase Agreement (Cost $17,580,111)		17,580,111

Total Investments (Cost $852,318,131) (E)		905,177,393
Net Other Assets (Liabilities) - (4.4)%		(38,326,617)

Net Assets - 100.0%		$ 866,850,776

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Media	9.5%	$85,902,675
Capital Markets	5.9	53,311,877
Chemicals	5.8	52,215,902
Air Freight & Logistics	4.7	42,583,072
Specialty Retail	4.7	42,442,618
Diversified Financial Services	4.5	40,810,329
Containers & Packaging	3.8	34,807,546
Insurance	3.0	27,204,680
Distributors	2.9	26,710,143
Pharmaceuticals	2.7	24,204,350
Commercial Services & Supplies	2.6	23,911,228
Food & Staples Retailing	2.6	23,794,713
Health Care Equipment & Supplies	2.6	23,726,857
Real Estate Management & Development	2.5	22,635,358
Consumer Finance	2.5	22,262,086
Health Care Providers & Services	2.2	19,559,845
Oil, Gas & Consumable Fuels	2.1	19,262,675
Machinery	2.1	19,149,680
Hotels, Restaurants & Leisure	2.1	18,797,263
Beverages	2.0	17,832,440
Road & Rail	1.8	16,058,036
Building Products	1.6	14,464,543

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Auto Components	1.4%	$13,132,460
Construction & Engineering	1.4	12,834,267
Life Sciences Tools & Services	1.3	11,398,576
Diversified Telecommunication Services	1.2	11,354,900
Electrical Equipment	1.2	11,038,750
Industrial Conglomerates	1.2	10,514,186
IT Services	1.0	9,203,297
Gas Utilities	1.0	9,006,772
Transportation Infrastructure	1.0	8,811,956
Multiline Retail	0.8	7,096,874
Biotechnology	0.8	7,042,406
Electronic Equipment, Instruments & Components	0.8	7,023,453
Internet & Catalog Retail	0.7	6,605,194
Food Products	0.7	6,565,411
Independent Power and Renewable Electricity Producers	0.7	6,354,672
Textiles, Apparel & Luxury Goods	0.7	6,008,589
Energy Equipment & Services	0.7	5,970,089
Trading Companies & Distributors	0.6	5,424,099
Professional Services	0.6	5,369,017
Household Durables	0.6	5,204,091
Semiconductors & Semiconductor Equipment	0.5	4,540,085
Banks	0.3	3,226,922

Investments, at Value	93.4	845,373,982
Short-Term Investments	6.6	59,803,411

Total Investments	100.0%	$905,177,393

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Preferred Stock	$—	$9,441,856	$—	$9,441,856
Common Stocks	23,059,605	812,872,521	—	835,932,126
Securities Lending Collateral	42,223,300	—	—	42,223,300
Repurchase Agreement	—	17,580,111	—	17,580,111

Total Investments	$65,282,905	$839,894,488	$—	$905,177,393

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at April 30, 2015.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $40,078,620. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing security.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $8,984,798, representing 1.0% of the Fund’s net assets.
(E)	Aggregate cost for federal income tax purposes is $852,318,131. Aggregate gross unrealized appreciation and depreciation for all securities is $103,157,519 and $50,298,257, respectively. Net unrealized appreciation for tax purposes is $52,859,262.
(F)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 96.2%
Automobiles - 1.9%
General Motors Co.	992,000	$ 34,779,520

Banks - 1.5%
Great Western Bancorp, Inc. (A)	1,316,116	28,783,457

Beverages - 1.8%
Cott Corp. (B)	3,773,109	32,863,779

Chemicals - 2.6%
Dow Chemical Co.	550,000	28,050,000
E.I. du Pont de Nemours & Co.	270,000	19,764,000

		47,814,000

Consumer Finance - 4.7%
Discover Financial Services	1,504,557	87,219,169

Diversified Financial Services - 7.9%
Citigroup, Inc.	1,854,202	98,866,051
JPMorgan Chase & Co.	780,000	49,342,800

		148,208,851

Diversified Telecommunication Services - 2.5%
Verizon Communications, Inc.	925,129	46,663,507

Electrical Equipment - 4.1%
Eaton Corp. PLC	1,105,380	75,972,767

Food & Staples Retailing - 3.3%
Wal-Mart Stores, Inc.	800,000	62,440,000

Food Products - 8.1%
Pinnacle Foods, Inc.	2,700,000	109,485,000
Tyson Foods, Inc., Class A	1,035,299	40,894,311

		150,379,311

Health Care Equipment & Supplies - 2.8%
Medtronic PLC	696,256	51,836,259

Hotels, Restaurants & Leisure - 3.6%
McDonald’s Corp.	700,000	67,585,000

Household Products - 1.2%
Procter & Gamble Co.	275,000	21,865,250

Independent Power and Renewable Electricity Producers - 2.1%
AES Corp.	3,000,000	39,750,000

Industrial Conglomerates - 5.4%
General Electric Co.	2,700,000	73,116,000
Koninklijke Philips NV	1,000,000	28,610,000

		101,726,000

Insurance - 7.4%
ACE, Ltd.	470,400	50,328,096
Allstate Corp.	1,253,464	87,316,302

		137,644,398

Life Sciences Tools & Services - 0.8%
VWR Corp. (A) (C)	548,904	14,567,912

Media - 1.4%
Tribune Media Co., Class A	450,292	25,247,873

Metals & Mining - 0.4%
Cliffs Natural Resources, Inc. (A) (B)	1,300,000	7,722,000

Oil, Gas & Consumable Fuels - 6.6%
Occidental Petroleum Corp.	1,086,214	87,005,741
Williams Cos., Inc.	708,676	36,277,125

		123,282,866

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 10.2%
AbbVie, Inc., Class G (A)	869,536	$ 56,224,198
Actavis PLC (C)	236,661	66,941,930
Pfizer, Inc.	2,000,000	67,860,000

		191,026,128

Professional Services - 3.1%
Nielsen NV	1,300,000	58,422,000

Semiconductors & Semiconductor Equipment - 4.0%
Applied Materials, Inc., Class A	3,800,000	75,202,000

Technology Hardware, Storage & Peripherals - 7.9%
Apple, Inc.	287,450	35,974,367
EMC Corp.	4,122,115	110,926,115

		146,900,482

Thrifts & Mortgage Finance - 0.9%
Essent Group, Ltd. (A) (C)	700,000	17,465,000

Total Common Stocks (Cost $1,644,886,178)		1,795,367,529

SECURITIES LENDING COLLATERAL - 2.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (D)	38,772,212	38,772,212

Total Securities Lending Collateral (Cost $38,772,212)		38,772,212

	Principal	Value
REPURCHASE AGREEMENT - 4.0%
State Street Bank & Trust Co. 0.01% (D), dated 04/30/2015, to be repurchased at $75,149,128 on 05/01/2015. Collateralized by U.S. Government Agency Obligations, 3.00% - 3.50%, due 01/01/2032 - 10/01/2032, and with a total value of $76,652,317.	$ 75,149,107	75,149,107

Total Repurchase Agreement (Cost $75,149,107)		75,149,107

Total Investments (Cost $1,758,807,497) (E)		1,909,288,848
Net Other Assets (Liabilities) - (2.3)%		(42,029,159)

Net Assets - 100.0%		$ 1,867,259,689

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stocks	$1,795,367,529	$—	$—	$1,795,367,529
Securities Lending Collateral	38,772,212	—	—	38,772,212
Repurchase Agreement	—	75,149,107	—	75,149,107

Total Investments	$1,834,139,741	$75,149,107	$—	$1,909,288,848

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $37,645,121. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Illiquid security. Total aggregate value of illiquid securities is $40,585,779, representing 2.2% of the Fund’s net assets.
(C)	Non-income producing security.
(D)	Rate disclosed reflects the yield at April 30, 2015.
(E)	Aggregate cost for federal income tax purposes is $1,758,807,497. Aggregate gross unrealized appreciation and depreciation for all securities is $181,165,024 and $30,683,673, respectively. Net unrealized appreciation for tax purposes is $150,481,351.
(F)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 99.3%
Aerospace & Defense - 2.0%
Spirit Aerosystems Holdings, Inc., Class A (A)	104,010	$ 5,293,069

Auto Components - 3.0%
BorgWarner, Inc. (B)	133,932	7,928,774

Banks - 6.2%
CIT Group, Inc. (B)	84,824	3,819,625
Comerica, Inc., Class A (B)	122,545	5,809,858
First Republic Bank, Class A (B)	115,213	6,715,766

		16,345,249

Chemicals - 5.0%
Methanex Corp.	123,527	7,437,561
RPM International, Inc. (B)	121,184	5,761,087

		13,198,648

Communications Equipment - 2.8%
F5 Networks, Inc., Class B (A) (B)	61,227	7,470,918

Construction Materials - 3.2%
Eagle Materials, Inc. (B)	101,707	8,481,347

Electronic Equipment, Instruments & Components - 2.0%
Trimble Navigation, Ltd. (A) (B)	204,007	5,187,898

Food & Staples Retailing - 2.5%
Rite Aid Corp. (A) (B)	849,083	6,546,430

Food Products - 2.5%
WhiteWave Foods Co., Class A (A) (B)	147,558	6,488,125

Health Care Equipment & Supplies - 2.3%
Align Technology, Inc. (A) (B)	103,643	6,098,354

Health Care Providers & Services - 6.6%
Brookdale Senior Living, Inc., Class A (A) (B)	202,979	7,353,929
Cardinal Health, Inc. (B)	54,558	4,601,422
Universal Health Services, Inc., Class B	47,533	5,558,984

		17,514,335

Household Durables - 3.5%
Mohawk Industries, Inc. (A) (B)	30,150	5,231,025
Whirlpool Corp. (B)	23,636	4,150,482

		9,381,507

Insurance - 2.7%
Hartford Financial Services Group, Inc. (B)	177,556	7,238,958

Internet Software & Services - 2.0%
IAC/InterActiveCorp	77,656	5,421,942

Machinery - 2.7%
WABCO Holdings, Inc. (A) (B)	58,473	7,276,965

Media - 2.4%
Starz, Class A (A)	162,032	6,372,719

Oil, Gas & Consumable Fuels - 4.3%
EQT Corp. (B)	126,440	11,372,014

Pharmaceuticals - 2.6%
Mylan NV (A) (B)	96,560	6,977,426

Professional Services - 6.4%
Equifax, Inc.	91,927	8,910,484
Towers Watson & Co., Class A (B)	64,143	8,140,067

		17,050,551

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 4.8%
Genesee & Wyoming, Inc., Class A (A) (B)	67,284	$ 6,254,048
Ryder System, Inc., Class A (B)	68,854	6,565,917

		12,819,965

Semiconductors & Semiconductor Equipment - 6.2%
Broadcom Corp., Class A (B)	160,837	7,109,800
KLA-Tencor Corp. (B)	92,674	5,449,231
Synaptics, Inc. (A) (B)	45,713	3,872,805

		16,431,836

Software - 6.5%
Fortinet, Inc. (A) (B)	244,596	9,231,053
PTC, Inc. (A) (B)	207,654	7,961,454

		17,192,507

Specialty Retail - 11.9%
Dick’s Sporting Goods, Inc. (B)	101,914	5,529,854
Foot Locker, Inc. (B)	88,638	5,269,529
Signet Jewelers, Ltd.	55,629	7,461,518
Ulta Salon Cosmetics & Fragrance, Inc. (A)	48,065	7,262,141
Williams-Sonoma, Inc., Class A	83,618	6,148,431

		31,671,473

Textiles, Apparel & Luxury Goods - 2.0%
Gildan Activewear, Inc., Class A	168,253	5,335,303

Trading Companies & Distributors - 3.2%
Air Lease Corp., Class A (B)	216,668	8,369,885

Total Common Stocks (Cost $250,195,776)		263,466,198

SECURITIES LENDING COLLATERAL - 28.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (C)	75,624,153	75,624,153

Total Securities Lending Collateral (Cost $75,624,153)		75,624,153

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
State Street Bank & Trust Co. 0.01% (C), dated 04/30/2015, to be repurchased at $4,762,123 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $4,857,599.	$ 4,762,121	4,762,121

Total Repurchase Agreement (Cost $4,762,121)		4,762,121

Total Investments (Cost $330,582,050) (D)		343,852,472
Net Other Assets (Liabilities) - (29.6)%		(78,436,430)

Net Assets - 100.0%		$ 265,416,042

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stocks	$263,466,198	$—	$—	$263,466,198
Securities Lending Collateral	75,624,153	—	—	75,624,153
Repurchase Agreement	—	4,762,121	—	4,762,121

Total Investments	$339,090,351	$4,762,121	$—	$343,852,472

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $74,004,107. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at April 30, 2015.
(D)	Aggregate cost for federal income tax purposes is $330,582,050. Aggregate gross unrealized appreciation and depreciation for all securities is $16,470,668 and $3,200,246, respectively. Net unrealized appreciation for tax purposes is $13,270,422.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 95.7%
Airlines - 1.9%
Alaska Air Group, Inc.	37,700	$ 2,415,062
Copa Holdings SA, Class A (A)	59,600	6,609,044

		9,024,106

Banks - 2.8%
CIT Group, Inc.	162,400	7,312,872
First Republic Bank, Class A	100,500	5,858,145

		13,171,017

Commercial Services & Supplies - 1.7%
ADT Corp. (A)	207,600	7,805,760

Communications Equipment - 3.0%
ARRIS Group, Inc. (B)	199,600	6,721,530
EchoStar Corp., Class A (B)	151,000	7,550,000

		14,271,530

Consumer Finance - 0.7%
Navient Corp.	174,500	3,409,730

Containers & Packaging - 2.3%
Bemis Co., Inc.	100,700	4,531,500
Rexam, PLC, ADR	146,266	6,451,793

		10,983,293

Diversified Consumer Services - 1.9%
H&R Block, Inc.	290,000	8,769,600

Electric Utilities - 6.6%
PPL Corp.	542,050	18,445,961
Westar Energy, Inc., Class A (A)	210,200	7,914,030
Xcel Energy, Inc.	138,300	4,689,753

		31,049,744

Electrical Equipment - 2.5%
Babcock & Wilcox Co. (A)	369,100	11,929,312

Electronic Equipment, Instruments & Components - 0.7%
CDW Corp.	92,000	3,525,440

Energy Equipment & Services - 1.0%
Nabors Industries, Ltd.	286,200	4,779,540

Food & Staples Retailing - 1.4%
Sysco Corp.	178,700	6,617,261

Food Products - 4.1%
ConAgra Foods, Inc.	207,900	7,515,585
Kellogg Co.	149,400	9,461,502
McCormick & Co., Inc.	34,900	2,627,970

		19,605,057

Health Care Providers & Services - 5.8%
Cardinal Health, Inc.	39,200	3,306,128
Catamaran Corp. (B)	166,200	9,863,970
Community Health Systems, Inc. (A) (B)	50,400	2,705,472
Laboratory Corp. of America Holdings (B)	59,600	7,125,776
MEDNAX, Inc. (B)	65,200	4,614,856

		27,616,202

Insurance - 13.0%
Alleghany Corp. (B)	19,800	9,375,696
Allstate Corp.	134,300	9,355,338
Assured Guaranty, Ltd. (A)	227,400	5,910,126
Fairfax Financial Holdings, Ltd.	19,600	10,567,928
HCC Insurance Holdings, Inc.	125,300	7,137,088
Loews Corp.	230,000	9,577,200

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Progressive Corp.	361,900	$ 9,648,254

		61,571,630

Internet Software & Services - 2.3%
Equinix, Inc. (A)	31,607	8,089,180
IAC/InterActiveCorp	40,900	2,855,638

		10,944,818

IT Services - 7.2%
Amdocs, Ltd.	156,700	8,629,469
Computer Sciences Corp.	107,900	6,954,155
DST Systems, Inc.	37,200	4,280,976
Total System Services, Inc.	182,900	7,235,524
Western Union Co. (A)	357,300	7,246,044

		34,346,168

Leisure Products - 0.7%
Brunswick Corp., Class B	65,200	3,262,608

Life Sciences Tools & Services - 1.7%
Bio-Rad Laboratories, Inc., Class A (B)	60,600	8,147,670

Media - 9.7%
AMC Networks, Inc., Class A (B)	94,800	7,151,712
Cablevision Systems Corp., Class A (A)	461,200	9,214,776
Discovery Communications, Inc., Class C (B)	118,800	3,591,324
Liberty Media Corp., Class C (B)	215,100	8,163,045
Madison Square Garden Co., Class A (B)	28,600	2,296,580
News Corp., Class B (B)	468,800	7,299,216
Shaw Communications, Inc., Class B (A)	370,300	8,461,355

		46,178,008

Multi-Utilities - 6.4%
Alliant Energy Corp.	115,500	6,984,285
CMS Energy Corp. (A)	347,600	11,794,068
Wisconsin Energy Corp. (A)	235,500	11,567,760

		30,346,113

Oil, Gas & Consumable Fuels - 1.4%
Marathon Petroleum Corp.	23,900	2,355,823
Valero Energy Corp.	77,500	4,409,750

		6,765,573

Real Estate Investment Trusts - 3.4%
Annaly Capital Management, Inc.	1,580,800	15,918,656

Semiconductors & Semiconductor Equipment - 2.1%
Micron Technology, Inc. (B)	177,300	4,987,449
NVIDIA Corp.	219,200	4,865,144

		9,852,593

Software - 2.8%
CA, Inc. (A)	187,300	5,950,521
Citrix Systems, Inc. (B)	56,400	3,787,824
Synopsys, Inc. (B)	75,000	3,516,000

		13,254,345

Specialty Retail - 1.7%
Abercrombie & Fitch Co., Class A (A)	208,800	4,693,824
Bed Bath & Beyond, Inc. (B)	48,700	3,431,402

		8,125,226

Technology Hardware, Storage & Peripherals - 3.1%
NetApp, Inc.	224,600	8,141,750
Western Digital Corp.	64,600	6,314,004

		14,455,754

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 1.0%
Fossil Group, Inc. (A) (B)	58,400	$ 4,904,432

Thrifts & Mortgage Finance - 0.5%
Ocwen Financial Corp., Class B (A) (B)	289,600	2,458,704

Water Utilities - 2.3%
American Water Works Co., Inc.	198,600	10,827,672

Total Common Stocks (Cost $434,198,927)		453,917,562

SECURITIES LENDING COLLATERAL - 12.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (C)	58,741,238	58,741,238

Total Securities Lending Collateral (Cost $58,741,238)		58,741,238

Principal	Value
REPURCHASE AGREEMENT - 4.6%

State Street Bank & Trust Co. 0.01% (C), dated 04/30/2015, to be repurchased at $22,002,225 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2032, and with a value of $22,445,165.

$ 22,002,219	$ 22,002,219

Total Repurchase Agreement (Cost $22,002,219)	22,002,219

Total Investments (Cost $514,942,384) (D)	534,661,019
Net Other Assets (Liabilities) - (12.7)%	(60,208,071)

Net Assets - 100.0%	$ 474,452,948

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stocks	$453,917,562	$—	$—	$453,917,562
Securities Lending Collateral	58,741,238	—	—	58,741,238
Repurchase Agreement	—	22,002,219	—	22,002,219

Total Investments	$512,658,800	$22,002,219	$—	$534,661,019

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $57,341,957. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at April 30, 2015.
(D)	Aggregate cost for federal income tax purposes is $514,942,384. Aggregate gross unrealized appreciation and depreciation for all securities is $26,609,396 and $6,890,761, respectively. Net unrealized appreciation for tax purposes is $19,718,635.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES - 5.2%
Energy Equipment & Services - 0.1%
DCP Midstream LLC 5.35%, 03/15/2020 (A)	$ 1,000,000	$ 989,308

Oil, Gas & Consumable Fuels - 5.1%
American Eagle Energy Corp. 11.00%, 09/01/2019 (A)	1,900,000	760,000
American Energy - Woodford LLC / AEW Finance Corp. 9.00%, 09/15/2022 (A)	1,700,000	1,003,000
California Resources Corp. 6.00%, 11/15/2024	910,000	855,400
CrownRock, LP / CrownRock Finance, Inc.
7.13%, 04/15/2021 (A)	1,100,000	1,138,500
7.75%, 02/15/2023 (A)	1,800,000	1,908,000
Endeavor Energy Resources, LP / EER Finance, Inc.
7.00%, 08/15/2021 (A)	3,550,000	3,541,125
8.13%, 09/15/2023 (A)	250,000	259,375
Gulfport Energy Corp.
6.63%, 05/01/2023 (A)	2,990,000	3,042,325
7.75%, 11/01/2020	1,630,000	1,719,650
Jupiter Resources, Inc. 8.50%, 10/01/2022 (A)	3,600,000	3,042,000
Memorial Resource Development Corp. 5.88%, 07/01/2022 (A)	1,300,000	1,261,000
Parsley Energy LLC / Parsley Finance Corp. 7.50%, 02/15/2022 (A)	1,575,000	1,645,875
Peabody Energy Corp. 6.00%, 11/15/2018 (B)	1,600,000	1,261,000
RKI Exploration & Production LLC / RKI Finance Corp. 8.50%, 08/01/2021 (A)	1,550,000	1,534,500
RSP Permian, Inc. 6.63%, 10/01/2022 (A)	1,700,000	1,764,600
SemGroup Corp. 7.50%, 06/15/2021	2,900,000	3,045,000
Teine Energy, Ltd. 6.88%, 09/30/2022 (A)	1,675,000	1,662,438
Williams Cos., Inc. 8.75%, 03/15/2032	6,250,000	7,603,381

		37,047,169

Total Corporate Debt Securities (Cost $39,908,268)		38,036,477

	Shares	Value
PREFERRED STOCKS - 0.5%
Marine - 0.5%
Navios Maritime Holdings, Inc. 8.63%	45,850	985,775
Seaspan Corp. Series D, 7.95% (B)	100,000	2,644,000

Total Preferred Stocks (Cost $3,645,610)		3,629,775

	Shares	Value
COMMON STOCKS - 54.6%
Energy Equipment & Services - 9.0%
Kinder Morgan, Inc. (B)	1,520,092	$ 65,287,951

Independent Power and Renewable Electricity Producers - 4.4%
Abengoa Yield PLC (B)	329,300	11,166,563
NRG Yield, Inc., Class A (B)	243,595	11,984,874
TerraForm Power, Inc., Class A (B) (C)	224,200	8,862,626

		32,014,063

Multi-Utilities - 2.9%
CenterPoint Energy, Inc.	113,400	2,377,998
Dominion Resources, Inc. (B)	43,000	3,082,240
NiSource, Inc., Class B	279,500	12,135,890
Sempra Energy	34,100	3,620,397

		21,216,525

Oil, Gas & Consumable Fuels - 36.5%
AltaGas, Ltd. (B)	264,600	8,991,794
Cheniere Energy Partners, LP Holdings LLC	92,100	2,330,130
Cheniere Energy, Inc. (C)	137,500	10,517,375
Crescent Point Energy Corp. (B)	85,000	2,219,934
Enbridge Energy Management LLC (B)	873,155	32,236,883
Enbridge Income Fund Holdings, Inc. (B)	60,000	1,933,029
Enbridge, Inc. (B)	351,521	18,395,094
EnLink Midstream LLC (B)	190,000	6,678,500
EQT Corp.	50,000	4,497,000
Gibson Energy, Inc.	82,100	1,893,097
HollyFrontier Corp.	61,500	2,384,970
Inter Pipeline, Ltd. (B)	134,200	3,514,894
Keyera Corp. (B)	82,000	2,886,482
ONEOK, Inc. (B)	299,000	14,381,900
Pembina Pipeline Corp. (B)	304,600	10,603,126
Phillips 66	293,700	23,293,347
SemGroup Corp., Class A	176,600	14,867,954
Spectra Energy Corp. (B)	280,400	10,444,900
Targa Resources Corp.	245,417	25,761,423
Teekay Corp. (B)	286,200	14,227,002
TransCanada Corp.	253,100	11,748,902
Williams Cos., Inc.	805,500	41,233,545

		265,041,281

Real Estate Investment Trusts - 0.6%
InfraREIT, Inc.	135,490	4,225,933

Transportation Infrastructure - 1.2%
Macquarie Infrastructure Co. LLC	106,400	8,805,664

Total Common Stocks (Cost $369,688,041)		396,591,417

MASTER LIMITED PARTNERSHIPS - 36.9%
Oil, Gas & Consumable Fuels - 36.9%
Antero Midstream Partners, LP	186,100	4,652,500
Buckeye Partners, LP	103,900	8,476,162
Capital Product Partners, LP	388,815	3,534,328
Columbia Pipeline Partners, LP (C)	130,300	3,524,615
DCP Midstream Partners, LP	144,100	5,879,280
Dynagas LNG Partners, LP	531,400	10,505,778
Energy Transfer Equity, LP	286,100	19,071,426
Energy Transfer Partners, LP, Class B	252,889	14,611,914
EnLink Midstream Partners, LP	244,300	6,285,839
Enterprise Products Partners, LP	406,900	13,936,325

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
MASTER LIMITED PARTNERSHIPS (continued)
Oil, Gas & Consumable Fuels (continued)
Equities Midstream Partners, LP	82,600	$ 7,285,320
GasLog Partners, LP	228,700	6,522,524
Global Partners, LP	42,024	1,686,843
Golar LNG Partners, LP	139,096	4,062,994
Hoegh LNG Partners, LP	349,950	7,593,915
Holly Energy Partners, LP	101,109	3,331,542
KNOT Offshore Partners, LP	294,247	7,061,928
Magellan Midstream Partners, LP	79,900	6,671,650
MarkWest Energy Partners, LP	121,587	8,202,259
Midcoast Energy Partners, LP	147,700	2,027,921
MPLX, LP	48,800	3,794,200
Navios Maritime Midstream Partners, LP	311,300	5,092,868
NuStar Energy, LP	25,000	1,679,500
Phillips 66 Partners, LP	95,700	7,258,845
Plains All American Pipeline, LP	87,900	4,404,669
Plains GP Holdings, LP, Class A	1,048,500	30,825,900
Shell Midstream Partners, LP	73,400	2,949,946
Sunoco Logistics Partners, LP	223,360	9,908,250
Targa Resources Partners, LP	94,406	4,289,809
Teekay Offshore Partners, LP	174,500	4,093,770
Tesoro Logistics, LP	53,500	2,997,605
Valero Energy Partners, LP	96,200	4,865,796
VTTI Energy Partners, LP	374,487	9,062,585
Western Gas Equity Partners, LP	134,802	8,760,782
Western Gas Partners, LP	224,600	16,371,094
Williams Partners, LP	139,436	6,888,138

Total Master Limited Partnerships (Cost $256,940,029)		268,168,820

	Shares	Value
SECURITIES LENDING COLLATERAL - 9.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (D)	69,986,396	$ 69,986,396

Total Securities Lending Collateral (Cost $69,986,396)		69,986,396

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.01% (D), dated 04/30/2015, to be repurchased at $14,402,992 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $14,691,374.	$ 14,402,988	14,402,988

Total Repurchase Agreement (Cost $14,402,988)		14,402,988

Total Investments (Cost $754,571,332) (E)		790,815,873
Net Other Assets (Liabilities) - (8.8)%		(63,837,870)

Net Assets - 100.0%		$ 726,978,003

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value
Call - Dominion Resources, Inc.	$75.00	05/15/2015	300	$(12,288)	$(2,700)
Call - EnLink Midstream LLC	35.00	05/15/2015	500	(24,229)	(37,500)
Call - HollyFrontier Corp.	41.50	06/19/2015	150	(18,219)	(10,500)
Call - HollyFrontier Corp.	42.50	06/19/2015	150	(13,269)	(7,500)
Call - Sempra Energy	110.00	05/15/2015	50	(4,273)	(1,750)

Total				$(72,278)	$(59,950)

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Corporate Debt Securities	$—	$38,036,477	$—	$38,036,477
Preferred Stocks	3,629,775	—	—	3,629,775
Common Stocks	396,591,417	—	—	396,591,417
Master Limited Partnerships	268,168,820	—	—	268,168,820
Securities Lending Collateral	69,986,396	—	—	69,986,396
Repurchase Agreement	—	14,402,988	—	14,402,988

Total Investments	$738,376,408	$52,439,465	$—	$790,815,873

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

SECURITY VALUATION (continued):

Valuation Inputs (continued) (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
LIABILITIES
Derivative Financial Instruments
Exchange-Traded Options Written	$(59,950)	$—	$—	$(59,950)

Total Derivative Financial Instruments	$(59,950)	$—	$—	$(59,950)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $23,552,046, representing 3.2% of the Fund’s net assets.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $67,943,248. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing security.
(D)	Rate disclosed reflects the yield at April 30, 2015.
(E)	Aggregate cost for federal income tax purposes is $754,571,332. Aggregate gross unrealized appreciation and depreciation for all securities is $53,517,543 and $17,273,002, respectively. Net unrealized appreciation for tax purposes is $36,244,541.
(F)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Money Market

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES - 4.1%
Capital Markets - 2.1%
Goldman Sachs & Co. 0.62%, 11/09/2015 (A)	$ 3,000,000	$ 3,000,000

Diversified Financial Services - 2.0%
Bank of America NA 0.31%, 10/01/2015	3,000,000	3,000,000

Total Corporate Debt Securities (Cost $6,000,000)		6,000,000

CERTIFICATES OF DEPOSIT - 15.4%
Banks - 15.4%
Bank of Nova Scotia 0.24%, 06/12/2015 (B)	2,250,000	2,250,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.10%, 05/07/2015 (B)	3,000,000	3,000,000
0.35%, 06/24/2015 (B)	4,125,000	4,125,061
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 0.28%, 07/07/2015 - 07/09/2015 (B)	7,000,000	7,000,000
Mizuho Bank, Ltd. 0.25%, 07/02/2015 (B)	2,500,000	2,500,000
Svenska Handelsbanken AB 0.27%, 07/02/2015 (B)	4,000,000	4,000,034

Total Certificates of Deposit (Cost $22,875,095)		22,875,095

COMMERCIAL PAPER - 66.9%
Automobiles - 2.2%
Toyota Motor Credit Corp. 0.28%, 11/09/2015 (B)	3,250,000	3,250,000

Banks - 39.2%
ANZ New Zealand International, Ltd. 0.29%, 11/16/2015 (B) (C)	2,500,000	2,500,000
Australia & New Zealand Banking Group, Ltd. 0.28%, 11/24/2015 (B) (C)	3,500,000	3,499,877
Bedford Row Funding Corp. 0.33%, 03/18/2016 (B) (C)	3,500,000	3,500,000
HSBC USA, Inc. 0.33%, 10/19/2015 (B)	3,000,000	2,995,297
Korea Development Bank 0.46%, 12/16/2015 (B)	5,000,000	4,985,369
Natixis 0.11%, 05/06/2015 (B)	7,100,000	7,099,892
PNC Bank NA 0.35%, 09/04/2015 (B)	1,000,000	998,775
Skandinaviska Enskilda Banken AB 0.32%, 10/08/2015 (B) (C)	1,750,000	1,747,550
Standard Chartered Bank 0.37%, 05/13/2015 (B) (C)	6,000,000	5,999,260
Sumitomo Mitsui Banking Corp.
0.11%, 05/04/2015 (B) (C)	3,500,000	3,499,968
0.31%, 07/02/2015 (B) (C)	3,000,000	2,998,398
Swedbank AB 0.24%, 07/06/2015 (B)	4,000,000	3,998,240
US Bank NA 0.10%, 05/01/2015 (B)	7,250,000	7,250,000
Westpac Banking Corp. 0.26%, 08/03/2015 (B) (C)	6,000,000	5,999,858

	Principal	Value
COMMERCIAL PAPER (continued)
Banks (continued)
Westpac Securities NZ Ltd. 0.26%, 06/01/2015 (B) (C)	$ 1,000,000	$ 999,776

		58,072,260

Capital Markets - 3.4%
UBS Finance Delaware LLC 0.13%, 05/04/2015 (B)	5,000,000	4,999,946

Diversified Financial Services - 15.9%
Alpine Securitization Corp. 0.29%, 07/23/2015 (B) (C)	3,500,000	3,497,660
Collateralized Commercial Paper II Co. LLC
0.04%, 09/08/2015 (B) (C)	4,000,000	3,994,944
0.38%, 05/15/2015 (B) (C)	1,500,000	1,499,778
ING Funding LLC
0.25%, 07/01/2015 (B)	3,000,000	2,998,729
0.37%, 09/21/2015 (B)	2,000,000	1,997,061
JPMorgan Securities LLC 0.45%, 10/26/2015 (B) (C)	3,000,000	2,993,325
Thunder Bay Funding LLC 0.27%, 07/01/2015 (B) (C)	3,500,000	3,498,399
Victory Receivables Corp. 0.17%, 05/06/2015 (B) (C)	3,000,000	2,999,929

		23,479,825

Electric Utilities - 2.5%
Pacific Gas & Electric Co. 0.48%, 05/05/2015 (B) (C)	700,000	699,963
Southern Co. Funding Corp. 0.25%, 05/19/2015 (B) (C)	3,000,000	2,999,625

		3,699,588

Media - 0.5%
Viacom, Inc. 0.49%, 05/06/2015 (B) (C)	700,000	699,952

Multi-Utilities - 0.9%
Consolidated Edison, Inc. 0.35%, 05/06/2015 (B) (C)	700,000	699,966
Dominion Resources, Inc. 0.52%, 05/21/2015 (B) (C)	700,000	699,798

		1,399,764

Oil, Gas & Consumable Fuels - 0.9%
Devon Energy Corp. 0.60%, 05/01/2015 (B) (C)	700,000	700,000
South Carolina Fuel Co., Inc. 0.47%, 05/12/2015 (B) (C)	700,000	699,900

		1,399,900

Software - 1.4%
Manhattan Asset Funding Co. LLC 0.19%, 06/02/2015 (B) (C)	2,000,000	1,999,662

Total Commercial Paper (Cost $99,000,897)		99,000,897

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Money Market

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
REPURCHASE AGREEMENTS - 15.8%

Bank of America NA 0.61% (A) (B), dated 04/10/2015, to be repurchased at $3,755,855 on 07/09/2015. Collateralized by a U.S. Government Agency Obligation, 0.51%, due 02/25/2036, and with a value of $4,012,501.

	$ 3,750,000	$ 3,750,000
Goldman Sachs & Co. 0.10% (B), dated 04/30/2015, to be repurchased at $3,700,010 on 05/01/2015. Collateralized by U.S. Government Agency Obligations, 3.00% - 5.50%, due 06/01/2025 - 08/01/2044, and with a total value of $3,774,000.	3,700,000	3,700,000
ING Financial Markets LLC 0.10% (B), dated 04/30/2015, to be repurchased at $15,500,043 on 05/01/2015. Collateralized by U.S. Government Obligations, 2.00% - 2.50%, due 05/20/2043 - 08/20/2043, and with a total value of $15,812,297.	15,500,000	15,500,000

Principal	Value
REPURCHASE AGREEMENTS (continued)

State Street Bank & Trust Co. 0.01% (B),
dated 04/30/2015, to be repurchased at $490,151 on 05/01/2015. Collateralized by a U.S. Government Agency Obligations, 2.75% - 3.50%, due 01/15/2039 - 01/25/2039 and with a total value of $501,104.

$ 490,150	$ 490,150

Total Repurchase Agreements (Cost $23,440,150)	23,440,150

Total Investments (Cost $151,316,142) (D)	151,316,142
Net Other Assets (Liabilities) - (2.2)%	(3,261,937)

Net Assets - 100.0%	$ 148,054,205

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Corporate Debt Securities	$—	$6,000,000	$—	$6,000,000
Certificates of Deposit	—	22,875,095	—	22,875,095
Commercial Paper	—	99,000,897	—	99,000,897
Repurchase Agreements	—	23,440,150	—	23,440,150

Total Investments	$—	$151,316,142	$—	$151,316,142

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Illiquid security. Total aggregate value of illiquid securities is $6,750,000, representing 4.6% of the Fund’s net assets.
(B)	Rate disclosed reflects the yield at April 30, 2015.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $58,427,588, representing 39.5% of the Fund’s net assets.
(D)	Aggregate cost for federal income tax purposes is $151,316,142.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 9.6%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042	$ 2,399,500	$ 2,400,988
3.63%, 02/15/2044	6,518,000	7,677,494
4.50%, 02/15/2036	807,500	1,069,370
U.S. Treasury Inflation Indexed Bond 2.50%, 01/15/2029	987,725	1,262,436
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/2023	437,203	440,823
0.63%, 01/15/2024	3,510,312	3,676,504
U.S. Treasury Note
0.38%, 03/31/2016 - 10/31/2016	4,507,800	4,503,426
0.50%, 09/30/2016	5,683,200	5,689,861
0.88%, 04/15/2017 - 04/30/2017	3,697,700	3,717,475
1.00%, 09/15/2017 - 11/30/2019	2,842,200	2,797,857
1.25%, 11/30/2018	3,955,000	3,971,995
1.63%, 03/31/2019 - 11/15/2022	11,715,100	11,832,035
2.25%, 11/15/2024	592,700	603,674
2.50%, 05/15/2024	6,289,600	6,548,555

Total U.S. Government Obligations (Cost $54,467,718)		56,192,493

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.2%
Federal Home Loan Mortgage Corp.
5.00%, 04/01/2018	12,958	13,602
5.50%, 09/01/2018 - 06/01/2041	334,774	376,170
Federal National Mortgage Association
2.04%, 02/01/2043 (A)	323,681	334,112
3.00%, TBA (B)	8,402,000	8,549,214
3.33%, 10/25/2023 (A)	190,000	202,006
3.34%, 06/01/2041 (A)	113,540	120,183
3.50%, 07/01/2028 - 11/01/2028	764,406	822,049
3.50%, TBA (B)	12,855,000	13,500,036
3.50%, 09/01/2041 (A)	80,287	85,169
4.00%, 04/01/2026	26,953	29,022
4.00%, TBA (B)	5,752,000	6,146,439
4.50%, 02/01/2025 - 06/01/2026	669,208	719,650
5.00%, 05/01/2018	7,206	7,570
5.00%, TBA (B)	2,128,000	2,370,110
5.50%, 07/01/2019 - 11/01/2038	1,144,279	1,313,944
6.00%, 08/01/2036 - 06/01/2041	1,243,036	1,427,463
6.50%, 05/01/2040	356,942	411,270
Government National Mortgage Association, IO 0.95%, 02/16/2053 (A)	914,362	63,907

Total U.S. Government Agency Obligations (Cost $36,394,829)		36,491,916

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Brazilian Government International Bond 4.25%, 01/07/2025 (C)	330,000	325,415
Colombia Government International Bond 4.00%, 02/26/2024 (C)	235,000	241,462
Export-Import Bank of Korea 4.00%, 01/11/2017	515,000	537,953
Indonesia Government International Bond 5.38%, 10/17/2023 (D)	315,000	351,619
Mexico Government International Bond 4.00%, 10/02/2023	630,000	662,130

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Peruvian Government International Bond 7.35%, 07/21/2025	$ 125,000	$ 169,062
Turkey Government International Bond 5.75%, 03/22/2024 (C)	400,000	440,816

Total Foreign Government Obligations (Cost $2,620,363)		2,728,457

MORTGAGE-BACKED SECURITIES - 5.0%
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A 5.74%, 06/10/2049 (A)	277,390	297,253
Banc of America Re-REMIC Trust Series 2010-UB3, Class A4B1 5.73%, 06/15/2049 (A) (D)	360,000	384,740
BB-UBS Trust
Series 2012-TFT, Class A
2.89%, 06/05/2030 (D)	460,000	457,785
Series 2012-TFT, Class C
3.58%, 06/05/2030 (A) (D)	1,070,000	1,042,972
BB-UBS Trust, IO Series 2012-SHOW, Class XA 0.73%, 11/05/2036 (A) (D)	3,045,000	160,867
BCAP LLC Trust
Series 2009-RR10, Class 2A1
2.71%, 08/26/2035 (A) (D)	217,128	214,531
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 (A) (D)	24,598	24,579
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 (A) (D)	223,579	236,647
Series 2009-RR6, Class 2A1
2.53%, 08/26/2035 (A) (D)	753,978	749,836
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 (A) (D)	259,524	265,497
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	286,887	301,730
Series 2007-PW15, Class A1A
5.32%, 02/11/2044	227,590	240,143
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (A)	329,374	356,363
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3
3.75%, 03/10/2047	145,000	154,176
Series 2014-GC19, Class A4
4.02%, 03/10/2047	220,000	240,921
Citigroup Mortgage Loan Trust, Inc. Series 2015-A, Class A1 3.50%, 06/25/2058 (A)	1,187,838	1,201,600
COMM Mortgage Trust
Series 2010-RR1, Class GEB
5.54%, 12/11/2049 (A) (D)	750,000	788,538
Series 2013-CR11, Class AM
4.72%, 10/10/2046 (A)	70,000	78,912
Series 2013-GAM, Class A2
3.37%, 02/10/2028 (D)	110,000	113,549
Series 2014-UBS2, Class A5
3.96%, 03/10/2047	155,000	168,639

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates
Series 2012-LTRT, Class A2
3.40%, 10/05/2030 (D)	$ 380,000	$ 386,213
Series 2014-CR14, Class B
4.76%, 02/10/2047 (A)	150,000	167,115
Commercial Mortgage Trust Series 2007-GG11, Class AM 5.87%, 12/10/2049 (A)	70,000	75,617
Core Industrial Trust Series 2015-CALW, Class B 3.25%, 02/10/2034 (D)	740,000	759,142
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1 4.28%, 08/26/2036 (A) (D)	808,136	807,382
CSMC Trust
Series 2010-1R, Class 28A1
5.00%, 02/27/2047 (D)	439,111	443,293
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 (A) (D)	585,000	613,226
Series 2013-8R, Class 3A1
0.32%, 03/27/2036 (A) (D)	637,897	622,836
Series 2014-4R, Class 21A1
0.54%, 12/27/2035 (A) (D)	934,183	889,561
DBRR Trust Series 2011-C32, Class A3A 5.90%, 06/17/2049 (A) (D)	150,000	158,035
Extended Stay America Trust Series 2013-ESH7, Class A27 2.96%, 12/05/2031 (D)	165,000	167,540
GS Mortgage Securities Corp. II Series 2013-KING, Class E 3.55%, 12/10/2027 (A) (D)	320,000	306,212
Hilton USA Trust, IO Series 2013-HLT, Class X1FX 0.10%, 11/05/2030 (A) (D)	15,000,000	8,325
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A
2.57%, 12/26/2037 (A) (D)	195,793	195,219
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 (D)	113,427	118,076
Series 2009-R7, Class 12A1
2.61%, 08/26/2036 (A) (D)	82,717	81,898
Series 2009-R7, Class 1A1
2.47%, 02/26/2036 (A) (D)	369,855	363,092
Series 2009-R7, Class 4A1
2.39%, 09/26/2034 (A) (D)	174,136	171,310
Series 2009-R9, Class 1A1
2.24%, 08/26/2046 (A) (D)	163,983	165,891
Series 2010-R2, Class 1A1
6.00%, 05/26/2036 (D)	83,807	85,788
Series 2010-R3, Class 1A1
2.68%, 03/21/2036 (A) (D)	52,781	52,825
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AM
5.66%, 12/12/2044 (A)	100,000	102,311
Series 2007-CB18, Class A1A
5.43%, 06/12/2047 (A)	485,271	513,018

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
Series 2007-CB20, Class AM
6.08%, 02/12/2051 (A)	$ 360,000	$ 393,361
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (A)	402,401	436,014
Series 2007-LDPX, Class A1A
5.44%, 01/15/2049	326,146	348,089
Series 2008-C2, Class ASB
6.13%, 02/12/2051 (A)	98,451	103,047
Series 2010-C1, Class B
5.95%, 06/15/2043 (D)	370,000	412,674
Series 2012-WLDN, Class A
3.91%, 05/05/2030 (D)	924,000	979,289
JPMorgan Re-REMIC Trust
Series 2009-7, Class 8A1
2.95%, 01/27/2047 (A) (D)	46,282	46,495
Series 2010-4, Class 7A1
1.86%, 08/26/2035 (A) (D)	99,832	99,546
Series 2014-2, Class 6A1
2.82%, 05/26/2037 (A) (D)	955,111	961,734
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM 6.37%, 09/15/2045 (A)	110,000	121,154
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class AJ
5.45%, 11/12/2037 (A)	300,000	304,197
Series 2007-C1, Class A1A
6.03%, 06/12/2050 (A)	130,653	136,868
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class A2FX
5.86%, 04/12/2049 (A)	52,930	52,851
Series 2007-HQ12, Class AM
5.86%, 04/12/2049 (A)	280,000	297,840
Series 2007-IQ13, Class A1A
5.31%, 03/15/2044	464,657	490,798
Series 2007-IQ13, Class AM
5.41%, 03/15/2044	110,000	116,891
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (A)	127,315	136,474
Series 2007-IQ15, Class AM
6.10%, 06/11/2049 (A)	335,000	358,478
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXB2
1.00%, 03/27/2051 (D)	77,101	76,812
Series 2012-XA, Class A
2.00%, 07/27/2049 (D)	99,937	100,017
Series 2014-R3, Class 2A
3.00%, 07/26/2048 (A) (D)	1,256,622	1,244,573
Motel 6 Trust Series 2015-MTL6, Class C 3.64%, 02/05/2030 (D)	1,785,000	1,798,764
Nationstar Mortgage Loan Trust Series 2013-A, Class A 3.75%, 12/25/2052 (A) (D)	744,044	759,854
New Residential Mortgage Loan Trust
Series 2014-1A, Class A
3.75%, 01/25/2054 (A) (D)	318,517	328,685
Series 2014-2A, Class A3
3.75%, 05/25/2054	853,966	877,898

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2014-3A, Class AFX3
3.75%, 11/25/2054 (A) (D)	$ 630,314	$ 648,865
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1 0.47%, 05/25/2035 (A)	668,232	642,273
Queens Center Mortgage Trust Series 2013-QCA, Class D 3.59%, 01/11/2037 (A) (D)	410,000	398,634
SCG Trust
Series 2013-SRP1, Class A
1.58%, 11/15/2026 (A) (D)	230,000	230,071
Series 2013-SRP1, Class AJ
2.13%, 11/15/2026 (A) (D)	145,000	145,445
STRIPS, Ltd. Series 2012-1A, Class A 1.50%, 12/25/2044 (D)	126,797	126,797
UBS-BAMLL Trust Series 2012-WRM, Class A 3.66%, 06/10/2030 (D)	560,000	584,458
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, Class B
5.37%, 07/15/2042 (A)	320,000	322,993
Series 2006-WL7A, Class H
0.58%, 09/15/2021 (A) (D)	185,000	180,725
Wells Fargo Re-REMIC Trust Series 2012-IO, Class A 1.75%, 08/20/2021 (D)	65,521	65,521

Total Mortgage-Backed Securities (Cost $29,050,901)		29,061,388

ASSET-BACKED SECURITIES - 2.4%
321 Henderson Receivables VI LLC Series 2010-1A, Class A 5.56%, 07/15/2059 (D)	545,681	626,233
AmeriCredit Automobile Receivables Trust Series 2012-3, Class C 2.42%, 05/08/2018	120,000	121,279
BXG Receivables Note Trust Series 2015-A, Class A 2.88%, 05/02/2030 (D)	525,218	524,746
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class B
1.78%, 06/17/2019 (D)	60,000	60,028
Series 2013-BA, Class C
2.24%, 09/16/2019 (D)	60,000	60,009
Series 2014-AA, Class B
1.76%, 08/15/2019 (D)	75,000	74,805
Series 2014-AA, Class C
2.28%, 11/15/2019 (D)	95,000	94,854
Credit Acceptance Auto Loan Trust Series 2013-1A, Class A 1.21%, 10/15/2020 (D)	250,000	250,117
DT Auto Owner Trust Series 2012-1A, Class D 4.94%, 07/16/2018 (D)	122,733	123,525
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class D
3.50%, 01/15/2019	100,000	103,411

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust (continued)
Series 2012-5, Class C
2.14%, 09/15/2019	$ 100,000	$ 100,610
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2, Class A2 1.15%, 05/16/2044 (D)	250,000	250,000
HLSS Servicer Advance Receivables Trust
Series 2012-T2, Class A2
1.99%, 10/15/2045 (D)	395,000	394,974
Series 2013-T1, Class A2
1.50%, 01/16/2046 (D)	460,000	459,540
HSBC Home Equity Loan Trust Series 2006-3, Class M1 0.44%, 03/20/2036 (A)	775,000	746,831
MVW Owner Trust Series 2014-1A, Class A 2.25%, 09/20/2031 (D)	554,507	554,959
OCP CLO, Ltd. Series 2015-8A, Class A1 1.80%, 04/17/2027 (A) (D)	750,000	748,875
Prestige Auto Receivables Trust Series 2013-1A, Class A2 1.09%, 02/15/2018 (D)	33,463	33,487
Santander Drive Auto Receivables Trust
Series 2013-4, Class C
3.25%, 01/15/2020	170,000	175,324
Series 2013-A, Class B
1.89%, 10/15/2019 (D)	280,000	281,558
Series 2013-A, Class C
3.12%, 10/15/2019 (D)	110,000	112,428
SBA Tower Trust Series 2014-1A, Class C 2.90%, 10/15/2044 (D)	1,260,000	1,271,692
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B
2.70%, 10/20/2030 (D)	189,941	191,145
Series 2014-1A, Class A
2.07%, 03/20/2030 (D)	472,436	475,045
Series 2014-2A, Class A
2.05%, 06/20/2031 (D)	430,483	432,528
Series 2014-3A, Class A
2.30%, 10/20/2031 (D)	452,688	456,483
Series 2015-1A, Class A
2.40%, 03/22/2032 (D)	364,741	366,193
Series 2015-1A, Class B
3.05%, 03/22/2032 (D)	379,139	380,707
Silverleaf Finance XVIII LLC Series 2014-A, Class A 2.81%, 01/15/2027 (D)	457,836	457,839
SLM Private Education Loan Trust
Series 2011-A, Class A3
2.68%, 01/15/2043 (A) (D)	250,000	265,635
Series 2011-B, Class A3
2.43%, 06/16/2042 (A) (D)	100,000	105,727
Series 2011-C, Class A2A
3.43%, 10/17/2044 (A) (D)	150,000	160,975
Series 2012-E, Class A2B
1.93%, 06/15/2045 (A) (D)	535,000	549,887

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SLM Private Education Loan Trust (continued)
Series 2013-A, Class A2B
1.23%, 05/17/2027 (A) (D)	$ 470,000	$ 473,395
SolarCity LMC Series III LLC Series 2014-2, Class A 4.02%, 07/20/2044 (D)	493,629	504,147
SpringCastle America Funding LLC Series 2014-AA, Class A 2.70%, 05/25/2023 (D)	315,602	317,198
Trafigura Securitisation Finance PLC Series 2014-1A, Class A 1.13%, 10/15/2021 (A) (D) (E)	1,840,000	1,840,741

Total Asset-Backed Securities (Cost $14,094,924)		14,146,930

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.1%
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	45,000	63,664
State of California, General Obligation Unlimited 7.60%, 11/01/2040	200,000	313,126
University of California, Revenue Bonds Series AD 4.86%, 05/15/2112	40,000	39,183

		415,973

Georgia - 0.0% (F)
Municipal Electric Authority of Georgia, Revenue Bonds 6.64%, 04/01/2057	35,000	45,240

Illinois - 0.0% (F)
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	190,000	189,033

New Jersey - 0.0% (F)
New Jersey State Turnpike Authority, Revenue Bonds Series F 7.41%, 01/01/2040	54,000	80,340

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds Series E 6.81%, 11/15/2040	45,000	62,206
New York City Water & Sewer System, Revenue Bonds 5.88%, 06/15/2044	45,000	60,239
New York State Dormitory Authority, Revenue Bonds Series H 5.39%, 03/15/2040	40,000	49,629
Port Authority of New York & New Jersey, Revenue Bonds 4.96%, 08/01/2046	70,000	80,838

		252,912

Total Municipal Government Obligations (Cost $899,237)		983,498

	Principal	Value
CORPORATE DEBT SECURITIES - 13.4%
Aerospace & Defense - 0.1%
Exelis, Inc. 5.55%, 10/01/2021	$ 480,000	$ 533,896

Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	225,000	245,837
5.10%, 01/15/2044	160,000	178,685

		424,522

Airlines - 0.3%
American Airlines Pass-Through Trust 3.70%, 04/01/2028 (C)	558,148	577,683
United Airlines Pass-Through Trust 3.75%, 03/03/2028	975,000	1,018,875
United Continental Holdings, Inc. 6.00%, 07/15/2028	95,000	95,000

		1,691,558

Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025	345,000	350,366

Automobiles - 0.0% (F)
General Motors Co.
4.88%, 10/02/2023	105,000	113,717
6.25%, 10/02/2043	65,000	77,579

		191,296

Banks - 1.8%
Barclays Bank PLC 10.18%, 06/12/2021 (D)	1,545,000	2,085,436
BPCE SA
4.00%, 04/15/2024	250,000	262,666
5.15%, 07/21/2024 (D)	205,000	215,325
Branch Banking & Trust Co. 3.80%, 10/30/2026	355,000	369,670
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.25%, 01/14/2019	250,000	253,643
11.00%, 06/30/2019 (A) (D) (G)	1,285,000	1,651,225
HSBC Bank Brasil SA - Banco Multiplo Series MTN 4.00%, 05/11/2016 (D)	610,000	619,943
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (D)	590,000	594,316
Korea Development Bank 3.50%, 08/22/2017	515,000	537,377
Macquarie Bank, Ltd. 1.65%, 03/24/2017 (D)	285,000	286,543
Nordea Bank AB 4.25%, 09/21/2022 (D)	1,500,000	1,570,470
Royal Bank of Scotland Group PLC
1.88%, 03/31/2017	245,000	245,441
6.00%, 12/19/2023	215,000	235,478
Societe Generale SA 5.00%, 01/17/2024 (D)	415,000	428,090
Wells Fargo & Co.
2.15%, 01/15/2019	111,000	112,371
4.13%, 08/15/2023	398,000	423,205
5.38%, 11/02/2043	220,000	249,174
5.90%, 06/15/2024 (A) (C) (G)	139,000	145,602

		10,285,975

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.1%
Anheuser-Busch InBev Finance, Inc.
2.15%, 02/01/2019	$ 155,000	$ 157,641
3.70%, 02/01/2024 (C)	215,000	226,557

		384,198

Biotechnology - 0.1%
Amgen, Inc.
5.15%, 11/15/2041	120,000	129,749
5.65%, 06/15/2042	100,000	116,600

		246,349

Capital Markets - 1.0%
Ameriprise Financial, Inc. 3.70%, 10/15/2024 (C)	470,000	495,854
Bank of New York Mellon Corp. Series MTN 2.10%, 01/15/2019	155,000	156,766
Goldman Sachs Group, Inc.
2.38%, 01/22/2018	215,000	218,809
2.90%, 07/19/2018	290,000	298,847
3.63%, 02/07/2016 - 01/22/2023	654,000	669,134
5.75%, 01/24/2022	284,000	329,585
6.25%, 02/01/2041	60,000	75,737
6.75%, 10/01/2037	65,000	81,647
Series MTN
1.86%, 11/29/2023 (A)	155,000	157,838
Macquarie Group, Ltd. 6.25%, 01/14/2021 (D)	955,000	1,104,351
Morgan Stanley
5.00%, 11/24/2025	215,000	232,858
Series MTN
2.38%, 07/23/2019	1,055,000	1,058,455
UBS AG 7.63%, 08/17/2022	730,000	877,255

		5,757,136

Chemicals - 0.2%
LyondellBasell Industries NV 5.00%, 04/15/2019	420,000	461,632
Monsanto Co. 4.40%, 07/15/2044	375,000	383,269

		844,901

Commercial Services & Supplies - 0.2%
ERAC USA Finance LLC 3.85%, 11/15/2024 (D)	560,000	578,754
Hutchison Whampoa International 14, Ltd. 1.63%, 10/31/2017 (D)	340,000	338,740

		917,494

Communications Equipment - 0.0% (F)
Cisco Systems, Inc. 2.13%, 03/01/2019	175,000	178,113

Construction & Engineering - 0.0% (F)
Odebrecht Offshore Drilling Finance, Ltd. 6.75%, 10/01/2023 (C) (D)	186,020	160,498

Construction Materials - 0.2%
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	810,000	839,440

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 0.1%
Discover Financial Services 3.85%, 11/21/2022	$ 605,000	$ 621,388

Diversified Financial Services - 1.3%
Bank of America Corp.
2.60%, 01/15/2019	189,000	191,917
2.65%, 04/01/2019	770,000	783,249
4.10%, 07/24/2023	154,000	161,996
5.42%, 03/15/2017	400,000	424,874
5.75%, 12/01/2017	250,000	274,590
Citigroup, Inc.
2.50%, 09/26/2018	183,000	186,505
2.55%, 04/08/2019	335,000	340,361
3.38%, 03/01/2023	163,000	164,383
4.45%, 01/10/2017	89,000	93,555
4.95%, 11/07/2043	60,000	66,471
6.68%, 09/13/2043	60,000	76,985
Credit Suisse Series MTN 2.30%, 05/28/2019	1,045,000	1,051,765
General Electric Capital Corp.
7.13%, 06/15/2022 (A) (G)	825,000	959,063
Series MTN
6.88%, 01/10/2039	65,000	94,186
JPMorgan Chase & Co.
3.20%, 01/25/2023 (C)	676,000	679,626
3.25%, 09/23/2022	123,000	124,809
4.85%, 02/01/2044	60,000	66,570
6.75%, 02/01/2024 (A) (G)	48,000	52,430
Series MTN
1.35%, 02/15/2017	450,000	451,355
JPMorgan Chase Bank NA 6.00%, 10/01/2017	400,000	442,084
MassMutual Global Funding II 2.35%, 04/09/2019 (D)	200,000	204,208
Oaktree Capital Management, LP 6.75%, 12/02/2019 (D)	545,000	641,753

		7,532,735

Diversified Telecommunication Services - 0.7%
AT&T, Inc.
2.30%, 03/11/2019 (C)	840,000	846,245
3.40%, 05/15/2025 (B)	435,000	430,405
4.35%, 06/15/2045	225,000	207,920
Intelsat Jackson Holdings SA 7.25%, 04/01/2019	170,000	176,162
Level 3 Financing, Inc. 8.13%, 07/01/2019	400,000	420,400
Sprint Capital Corp. 6.88%, 11/15/2028	135,000	122,175
Verizon Communications, Inc.
2.63%, 02/21/2020	397,000	401,507
3.45%, 03/15/2021	575,000	599,087
3.85%, 11/01/2042	551,000	492,374
4.50%, 09/15/2020	140,000	153,134
6.55%, 09/15/2043	377,000	471,708

		4,321,117

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.5%
CenterPoint Energy Houston Electric LLC 4.50%, 04/01/2044 (C)	$ 210,000	$ 234,979
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	125,000	148,318
8.88%, 11/15/2018	28,000	34,344
Commonwealth Edison Co. 4.70%, 01/15/2044	135,000	155,630
Duke Energy Carolinas LLC 4.25%, 12/15/2041	134,000	144,840
Duke Energy Corp. 3.75%, 04/15/2024	35,000	37,228
Entergy Arkansas, Inc. 3.70%, 06/01/2024 (C)	206,000	219,054
Georgia Power Co. 3.00%, 04/15/2016	395,000	403,894
Jersey Central Power & Light Co. 7.35%, 02/01/2019	116,000	136,348
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (D)	410,000	457,424
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	42,000	45,708
5.30%, 06/01/2042	75,000	90,993
Pacific Gas & Electric Co. 4.75%, 02/15/2044	62,000	69,934
PacifiCorp
3.60%, 04/01/2024 (C)	425,000	450,444
5.75%, 04/01/2037	125,000	159,263
Progress Energy, Inc. 4.88%, 12/01/2019	21,000	23,418

		2,811,819

Energy Equipment & Services - 0.1%
Schlumberger Investment SA 3.65%, 12/01/2023 (C)	105,000	110,971
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	120,000	125,470
4.63%, 03/01/2034	110,000	116,559
Weatherford International, Ltd. 5.95%, 04/15/2042 (C)	120,000	109,381

		462,381

Food & Staples Retailing - 0.3%
CVS Health Corp. 5.30%, 12/05/2043	42,000	50,195
Sysco Corp. 2.35%, 10/02/2019	595,000	606,124
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	149,000	152,235
4.30%, 04/22/2044	120,000	129,272
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	707,000	722,412

		1,660,238

Food Products - 0.0% (F)
Mondelez International, Inc. 2.25%, 02/01/2019	200,000	202,087

Health Care Equipment & Supplies - 0.2%
Becton Dickinson and Co. 2.68%, 12/15/2019	270,000	275,321

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Boston Scientific Corp. 2.65%, 10/01/2018	$ 187,000	$ 190,647
Zimmer Holdings, Inc. 3.55%, 04/01/2025	865,000	866,686

		1,332,654

Health Care Providers & Services - 0.2%
Aetna, Inc. 4.75%, 03/15/2044	44,000	49,640
Anthem, Inc.
1.88%, 01/15/2018	239,000	240,626
2.30%, 07/15/2018	564,000	573,172
3.30%, 01/15/2023	75,000	75,782
Coventry Health Care, Inc. 5.45%, 06/15/2021	177,000	205,625
Tenet Healthcare Corp. 6.25%, 11/01/2018	165,000	178,571
UnitedHealth Group, Inc. 3.38%, 11/15/2021	61,000	64,129

		1,387,545

Hotels, Restaurants & Leisure - 0.0% (F)
GLP Capital, LP / GLP Financing II, Inc.
4.38%, 11/01/2018	11,000	11,385
4.88%, 11/01/2020 (C)	20,000	20,350

		31,735

Industrial Conglomerates - 0.0% (F)
General Electric Co. 4.50%, 03/11/2044	117,000	128,428

Insurance - 1.6%
American International Group, Inc.
4.13%, 02/15/2024	171,000	183,885
8.18%, 05/15/2068 (A)	61,000	84,485
Fidelity National Financial, Inc. 5.50%, 09/01/2022	195,000	212,288
Genworth Holdings, Inc. 7.63%, 09/24/2021	145,000	153,700
Hanover Insurance Group, Inc. 6.38%, 06/15/2021	1,195,000	1,396,509
Lincoln National Corp. 8.75%, 07/01/2019	630,000	790,341
Metropolitan Life Global Funding I
1.30%, 04/10/2017 (D)	640,000	643,440
3.88%, 04/11/2022 (D)	750,000	805,052
Pacific Life Insurance Co. 9.25%, 06/15/2039 (D)	705,000	1,081,407
Principal Financial Group, Inc. 8.88%, 05/15/2019	345,000	431,430
Prudential Financial, Inc.
Series MTN
5.38%, 06/21/2020	228,000	260,150
7.38%, 06/15/2019	189,000	227,629
Reinsurance Group of America, Inc. 6.75%, 12/15/2065	1,442,000	1,384,320
ZFS Finance USA Trust II 6.45%, 12/15/2065 (D)	1,695,000	1,764,495

		9,419,131

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services - 0.1%
International Business Machines Corp. 3.63%, 02/12/2024 (C)	$ 283,000	$ 294,967
MasterCard, Inc.
2.00%, 04/01/2019	173,000	175,921
3.38%, 04/01/2024	111,000	116,213

		587,101

Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	670,000	670,508
2.40%, 02/01/2019	443,000	447,865
5.30%, 02/01/2044	23,000	26,694

		1,145,067

Machinery - 0.0% (F)
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (D)	200,000	197,640

Media - 0.4%
CBS Corp.
4.63%, 05/15/2018	78,000	84,360
5.75%, 04/15/2020	62,000	71,059
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022 (C)	400,000	423,000
Comcast Corp. 5.88%, 02/15/2018	313,000	352,176
Cox Communications, Inc. 8.38%, 03/01/2039 (D)	217,000	298,507
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
4.60%, 02/15/2021	215,000	232,656
5.00%, 03/01/2021	115,000	127,246
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (D) (G)	200,000	211,000
NBCUniversal Media LLC
4.38%, 04/01/2021	189,000	210,176
4.45%, 01/15/2043	159,000	166,245
5.15%, 04/30/2020	283,000	323,620

		2,500,045

Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd. 3.85%, 09/30/2023	140,000	148,235
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	140,000	131,720
Novelis, Inc. 8.75%, 12/15/2020	250,000	266,875
Rio Tinto Finance USA PLC 2.88%, 08/21/2022 (C)	119,000	117,753

		664,583

Multi-Utilities - 0.1%
CMS Energy Corp.
3.88%, 03/01/2024 (C)	70,000	74,133
4.88%, 03/01/2044	152,000	170,503
Dominion Resources, Inc. 1.95%, 08/15/2016	362,000	366,131
PG&E Corp. 2.40%, 03/01/2019	87,000	87,894

		698,661

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 0.9%
Apache Corp.
4.25%, 01/15/2044	$ 47,000	$ 44,673
4.75%, 04/15/2043	65,000	66,298
BP Capital Markets PLC 2.24%, 05/10/2019	325,000	328,676
Energy Transfer Partners, LP 5.95%, 10/01/2043	120,000	130,079
EOG Resources, Inc. 2.45%, 04/01/2020	290,000	295,398
Exxon Mobil Corp. 1.82%, 03/15/2019	500,000	505,419
Husky Energy, Inc. 4.00%, 04/15/2024 (C)	140,000	141,688
Kerr-McGee Corp. 6.95%, 07/01/2024	150,000	188,011
Kinder Morgan Energy Partners, LP
2.65%, 02/01/2019	217,000	217,359
4.15%, 02/01/2024	465,000	468,443
Laredo Petroleum, Inc. 7.38%, 05/01/2022 (C)	180,000	192,600
Linn Energy LLC / Linn Energy Finance Corp. 6.25%, 11/01/2019	240,000	202,800
MEG Energy Corp. 6.50%, 03/15/2021 (D)	150,000	148,125
Murphy Oil Corp. 2.50%, 12/01/2017 (C)	250,000	250,320
Nexen Energy ULC 5.88%, 03/10/2035 (C)	10,000	11,504
Noble Energy, Inc.
6.00%, 03/01/2041	150,000	168,300
8.25%, 03/01/2019	139,000	166,590
Peabody Energy Corp. 6.25%, 11/15/2021 (C)	135,000	81,000
Petrobras Global Finance BV 6.25%, 03/17/2024 (C)	440,000	437,184
Petroleos Mexicanos 3.50%, 07/18/2018 - 01/30/2023	390,000	392,762
Range Resources Corp. 5.75%, 06/01/2021	40,000	41,600
Shell International Finance BV
2.00%, 11/15/2018	283,000	288,199
4.55%, 08/12/2043	169,000	185,229
Western Gas Partners, LP 5.38%, 06/01/2021	225,000	250,400
Williams Cos., Inc.
3.70%, 01/15/2023	64,000	60,515
7.88%, 09/01/2021	100,000	115,277
Williams Partners, LP 5.40%, 03/04/2044	104,000	100,878

		5,479,327

Paper & Forest Products - 0.1%
International Paper Co. 4.75%, 02/15/2022	630,000	694,686

Pharmaceuticals - 0.3%
AbbVie, Inc. 4.40%, 11/06/2042	95,000	93,573
Actavis Funding SCS 3.80%, 03/15/2025	455,000	459,903

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Actavis, Inc.
3.25%, 10/01/2022	$ 210,000	$ 208,345
4.63%, 10/01/2042	195,000	193,921
Bristol-Myers Squibb Co. 4.50%, 03/01/2044	222,000	245,082
Merck & Co., Inc. 1.30%, 05/18/2018	250,000	250,492
Perrigo Co. PLC 2.30%, 11/08/2018	390,000	392,707
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	32,000	33,342

		1,877,365

Real Estate Investment Trusts - 0.8%
ARC Properties Operating Partnership, LP
2.00%, 02/06/2017	470,000	457,075
3.00%, 02/06/2019	205,000	198,243
EPR Properties 4.50%, 04/01/2025	730,000	739,351
Kilroy Realty, LP 4.25%, 08/15/2029	865,000	895,952
Realty Income Corp. 3.88%, 07/15/2024	750,000	771,674
Simon Property Group, LP 3.38%, 10/01/2024 (C)	895,000	917,306
Ventas Realty, LP / Ventas Capital Corp. 2.70%, 04/01/2020	61,000	61,660
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%, 09/17/2019 (D)	570,000	577,438

		4,618,699

Road & Rail - 0.1%
Aviation Capital Group Corp. 7.13%, 10/15/2020 (D)	482,000	565,876
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	40,000	40,529
3.75%, 04/01/2024	37,000	39,302

		645,707

Semiconductors & Semiconductor Equipment - 0.1%
KLA-Tencor Corp. 4.13%, 11/01/2021	520,000	540,919

Software - 0.1%
First Data Corp. 7.38%, 06/15/2019 (D)	200,000	207,750
Microsoft Corp. 2.70%, 02/12/2025	460,000	454,108

		661,858

Technology Hardware, Storage & Peripherals - 0.0% (F)
Hewlett-Packard Co. 3.75%, 12/01/2020	215,000	226,629

Tobacco - 0.2%
Altria Group, Inc. 4.00%, 01/31/2024	114,000	120,579
Lorillard Tobacco Co. 8.13%, 06/23/2019	680,000	830,406

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Tobacco (continued)
Philip Morris International, Inc.
1.88%, 01/15/2019	$ 243,000	$ 244,057
4.88%, 11/15/2043	81,000	90,174

		1,285,216

Trading Companies & Distributors - 0.1%
International Lease Finance Corp. 6.75%, 09/01/2016 (D)	520,000	549,900

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV
2.38%, 09/08/2016	300,000	304,779
3.13%, 07/16/2022	200,000	202,612
4.38%, 07/16/2042	300,000	296,790
Crown Castle Towers LLC
4.88%, 08/15/2040 (D)	525,000	574,763
6.11%, 01/15/2040 (D)	1,125,000	1,281,608
SBA Tower Trust 2.24%, 04/15/2043 (D)	215,000	214,578
Sprint Communications, Inc. 9.00%, 11/15/2018 (D)	305,000	347,032
Sprint Corp. 7.88%, 09/15/2023	155,000	155,581
T-Mobile USA, Inc.
6.46%, 04/28/2019	20,000	20,650
6.63%, 04/28/2021	55,000	58,025
6.73%, 04/28/2022	55,000	57,956
6.84%, 04/28/2023	15,000	15,863

		3,530,237

Total Corporate Debt Securities (Cost $77,177,345)		78,620,640

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 5.3%
U.S. Treasury Bill
0.01%, 05/28/2015 (H) (I)	55,000	55,000
0.01%, 05/07/2015 (I)	5,783,600	5,783,591
0.01%, 05/21/2015 (C) (I)	3,587,100	3,587,078
0.02%, 06/11/2015 - 07/23/2015 (I)	15,639,200	15,638,912
0.02%, 05/28/2015 (I)	3,963,500	3,963,453
0.04%, 05/28/2015 (H) (I)	20,000	19,999
0.05%, 06/18/2015 (I)	1,884,300	1,884,186
0.06%, 05/28/2015 (H) (I)	80,000	79,997
0.08%, 05/28/2015 (H) (I)	300,000	299,982

Total Short-Term U.S. Government Obligations (Cost $31,312,198)		31,312,198

	Shares	Value
PREFERRED STOCKS - 0.1%
Capital Markets - 0.0% (F)
State Street Corp. Series D, 5.90% (A) (C)	3,072	82,729

Diversified Financial Services - 0.1%
Citigroup Capital XIII 7.88% (A)	12,963	335,612

Electric Utilities - 0.0% (F)
SCE Trust III 5.75% (A) (C)	960	26,064

Total Preferred Stocks (Cost $456,527)		444,405

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 60.0%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	39,580	$ 3,994,414
L-3 Communications Holdings, Inc.	9,373	1,077,051
United Technologies Corp.	46,354	5,272,767

		10,344,232

Airlines - 0.4%
Delta Air Lines, Inc.	26,497	1,182,826
United Continental Holdings, Inc. (J)	23,210	1,386,565

		2,569,391

Auto Components - 0.1%
Johnson Controls, Inc.	13,030	656,451

Automobiles - 0.3%
General Motors Co.	58,535	2,052,237

Banks - 1.8%
BB&T Corp.	30,438	1,165,471
KeyCorp	33,594	485,433
SVB Financial Group (J)	2,922	387,925
Wells Fargo & Co.	154,698	8,523,860

		10,562,689

Beverages - 1.7%
Coca-Cola Co.	61,720	2,503,363
Coca-Cola Enterprises, Inc.	10,337	459,066
Constellation Brands, Inc., Class A (J)	19,851	2,301,525
Dr. Pepper Snapple Group, Inc.	7,737	577,026
Molson Coors Brewing Co., Class B	15,677	1,152,416
PepsiCo, Inc.	29,215	2,778,931

		9,772,327

Biotechnology - 1.9%
Alexion Pharmaceuticals, Inc. (J)	6,729	1,138,748
Biogen, Inc. (J)	9,976	3,730,326
Celgene Corp. (J)	29,756	3,215,433
Gilead Sciences, Inc. (J)	17,408	1,749,678
Regeneron Pharmaceuticals, Inc., Class A (J)	613	280,423
Vertex Pharmaceuticals, Inc. (J)	8,449	1,041,593

		11,156,201

Building Products - 0.2%
Fortune Brands Home & Security, Inc. (C)	4,072	181,611
Masco Corp.	28,911	765,853

		947,464

Capital Markets - 2.0%
BlackRock, Inc., Class A	1,978	719,873
Charles Schwab Corp.	67,493	2,058,536
Goldman Sachs Group, Inc.	6,986	1,372,190
Invesco, Ltd.	51,816	2,146,219
Morgan Stanley	91,212	3,403,120
State Street Corp.	25,105	1,936,098

		11,636,036

Chemicals - 1.0%
Axiall Corp.	10,485	427,788
Dow Chemical Co.	6,398	326,298
E.I. du Pont de Nemours & Co.	38,216	2,797,411
Monsanto Co.	235	26,781
Mosaic Co.	46,013	2,024,572

		5,602,850

	Shares	Value
COMMON STOCKS (continued)
Communications Equipment - 0.7%
Cisco Systems, Inc.	94,673	$ 2,729,423
QUALCOMM, Inc.	22,647	1,539,996

		4,269,419

Construction & Engineering - 0.4%
Fluor Corp.	37,174	2,235,644

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	4,155	592,711

Consumer Finance - 0.2%
Capital One Financial Corp.	13,234	1,069,969
Navient Corp.	4,479	87,519

		1,157,488

Containers & Packaging - 0.2%
Crown Holdings, Inc. (J)	21,345	1,158,180
Sealed Air Corp., Class A	2,850	129,960

		1,288,140

Diversified Financial Services - 2.6%
Bank of America Corp.	297,356	4,736,881
Berkshire Hathaway, Inc., Class B (J)	25,774	3,639,546
Citigroup, Inc.	99,368	5,298,302
Intercontinental Exchange, Inc.	7,496	1,683,077

		15,357,806

Diversified Telecommunication Services - 0.9%
AT&T, Inc.	1,425	49,362
Verizon Communications, Inc.	102,410	5,165,560

		5,214,922

Electric Utilities - 1.2%
Edison International	38,480	2,344,971
Exelon Corp. (C)	46,115	1,568,832
NextEra Energy, Inc.	23,788	2,400,923
Xcel Energy, Inc.	25,488	864,298

		7,179,024

Electrical Equipment - 0.5%
Eaton Corp. PLC	42,959	2,952,572

Electronic Equipment, Instruments & Components - 0.4%
Corning, Inc.	24,432	511,362
TE Connectivity, Ltd.	28,097	1,869,855

		2,381,217

Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	17,815	1,219,615
Ensco PLC, Class A	4,377	119,405
Halliburton Co.	32,270	1,579,616
Schlumberger, Ltd.	24,659	2,332,988

		5,251,624

Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	14,989	2,144,177
CVS Health Corp.	22,864	2,270,167
Kroger Co.	11,707	806,729
Wal-Mart Stores, Inc.	8,144	635,639

		5,856,712

Food Products - 1.1%
Archer-Daniels-Midland Co.	32,703	1,598,523
Hershey Co.	13,661	1,255,719
Mondelez International, Inc., Class A	93,146	3,574,012

		6,428,254

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Gas Utilities - 0.2%
AGL Resources, Inc.	10,485	$ 527,081
Questar Corp.	26,264	615,628

		1,142,709

Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	80,086	3,717,592
Becton Dickinson and Co.	7,238	1,019,617
Boston Scientific Corp. (J)	152,190	2,712,026
Stryker Corp.	17,408	1,605,714

		9,054,949

Health Care Providers & Services - 1.9%
Aetna, Inc.	13,183	1,408,867
Cigna Corp.	2,243	279,567
Express Scripts Holding Co. (J)	2,121	183,254
Humana, Inc., Class A	16,726	2,769,826
McKesson Corp.	16,817	3,756,918
UnitedHealth Group, Inc.	23,679	2,637,841

		11,036,273

Health Care Technology - 0.0% (F)
Cerner Corp. (J)	2,469	177,299

Hotels, Restaurants & Leisure - 0.6%
Royal Caribbean Cruises, Ltd., Class A	17,713	1,205,547
Starbucks Corp.	44,588	2,210,673

		3,416,220

Household Durables - 0.4%
Harman International Industries, Inc.	11,839	1,543,569
PulteGroup, Inc.	41,070	792,651
Toll Brothers, Inc. (J)	4,709	167,358

		2,503,578

Household Products - 1.0%
Kimberly-Clark Corp.	14,025	1,538,402
Procter & Gamble Co.	55,990	4,451,765

		5,990,167

Industrial Conglomerates - 0.4%
General Electric Co.	78,385	2,122,666

Insurance - 1.7%
ACE, Ltd.	28,148	3,011,555
American International Group, Inc.	31,151	1,753,490
Hartford Financial Services Group, Inc.	5,386	219,587
Marsh & McLennan Cos., Inc.	10,078	565,980
MetLife, Inc.	55,166	2,829,464
Prudential Financial, Inc.	4,988	407,021
XL Group PLC, Class A	30,336	1,124,859

		9,911,956

Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (J)	7,644	3,224,086
Expedia, Inc. (C)	88	8,292

		3,232,378

Internet Software & Services - 2.1%
Facebook, Inc., Class A (J)	64,662	5,093,425
Google, Inc., Class A (J)	6,613	3,629,016
Google, Inc., Class C (J)	6,543	3,515,768

		12,238,209

IT Services - 1.9%
Accenture PLC, Class A	38,887	3,602,881

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Alliance Data Systems Corp. (J)	2,484	$ 738,518
Cognizant Technology Solutions Corp., Class A (J)	31,965	1,871,231
Fidelity National Information Services, Inc.	18,354	1,146,941
Visa, Inc., Class A (C)	52,081	3,439,950
Xerox Corp.	10,791	124,097

		10,923,618

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.	6,260	786,757

Machinery - 1.4%
Caterpillar, Inc.	5,904	512,940
Cummins, Inc.	11,819	1,634,095
Ingersoll-Rand PLC	5,279	347,569
PACCAR, Inc.	39,295	2,567,928
Pall Corp.	6,821	663,820
Parker-Hannifin Corp. (C)	13,641	1,628,190
Snap-on, Inc.	624	93,319
SPX Corp.	6,413	493,801

		7,941,662

Media - 2.9%
CBS Corp., Class B	20,563	1,277,579
Charter Communications, Inc., Class A (J)	6,668	1,247,316
Comcast Corp., Class A	70,649	4,080,686
DIRECTV (J)	3,258	295,517
DISH Network Corp., Class A (J)	14,150	957,389
Sirius XM Holdings, Inc. (J)	44,588	176,123
Time Warner Cable, Inc.	5,029	782,110
Time Warner, Inc.	53,343	4,502,683
Twenty-First Century Fox, Inc., Class A	106,787	3,639,301

		16,958,704

Metals & Mining - 0.3%
Alcoa, Inc.	82,539	1,107,673
U.S. Steel Corp. (C)	29,522	709,119

		1,816,792

Multi-Utilities - 0.8%
CenterPoint Energy, Inc.	31,354	657,493
CMS Energy Corp.	34,408	1,167,464
NiSource, Inc., Class B	22,294	968,006
PG&E Corp.	36,296	1,920,784

		4,713,747

Multiline Retail - 0.3%
Dollar General Corp.	9,875	718,011
Macy’s, Inc.	2,659	171,851
Target Corp.	11,707	922,863

		1,812,725

Oil, Gas & Consumable Fuels - 3.8%
Anadarko Petroleum Corp., Class A	13,132	1,235,721
Cheniere Energy, Inc. (J)	4,886	373,730
Chevron Corp.	42,949	4,769,916
Cimarex Energy Co.	1,547	192,447
Devon Energy Corp., Class A	5,307	361,990
EOG Resources, Inc.	16,084	1,591,512
EQT Corp.	10,047	903,627
Exxon Mobil Corp.	64,886	5,669,090
Marathon Oil Corp.	59,337	1,845,381

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	8,551	$ 842,872
Occidental Petroleum Corp.	33,390	2,674,539
Phillips 66	6,795	538,911
Pioneer Natural Resources Co.	3,900	673,842
Valero Energy Corp.	12,420	706,698

		22,380,276

Personal Products - 0.1%
Estee Lauder Cos., Inc., Class A	10,791	877,200

Pharmaceuticals - 3.5%
Actavis PLC (J)	7,024	1,986,809
Bristol-Myers Squibb Co.	65,355	4,165,074
Eli Lilly & Co.	5,019	360,715
Johnson & Johnson	53,268	5,284,186
Merck & Co., Inc.	52,838	3,147,031
Mylan NV (C) (J)	7,498	541,805
Perrigo Co. PLC	3,695	677,220
Pfizer, Inc.	120,632	4,093,044

		20,255,884

Real Estate Investment Trusts - 1.4%
American Tower Corp., Class A	10,587	1,000,789
AvalonBay Communities, Inc.	8,148	1,339,042
Boston Properties, Inc.	4,428	585,869
Brixmor Property Group, Inc.	19,851	465,506
DiamondRock Hospitality Co.	25,857	350,621
Douglas Emmett, Inc.	3,736	106,476
Highwoods Properties, Inc.	8,246	354,908
Host Hotels & Resorts, Inc.	19,545	393,636
LaSalle Hotel Properties	2,749	100,861
Liberty Property Trust, Series C	13,539	471,699
Mid-America Apartment Communities, Inc.	4,377	326,568
Prologis, Inc., Class A	22,912	921,063
Public Storage	1,008	189,413
Simon Property Group, Inc.	8,419	1,527,964
Strategic Hotels & Resorts, Inc. (J)	8,449	98,853

		8,233,268

Road & Rail - 1.4%
Canadian Pacific Railway, Ltd.	5,533	1,054,479
CSX Corp.	60,876	2,197,015
Union Pacific Corp.	44,130	4,687,930

		7,939,424

Semiconductors & Semiconductor Equipment - 1.7%
Applied Materials, Inc., Class A	22,803	451,271
Avago Technologies, Ltd., Class A	25,094	2,932,987
Broadcom Corp., Class A	52,528	2,322,000
Freescale Semiconductor, Ltd. (J)	9,569	374,052
KLA-Tencor Corp.	10,078	592,587
LAM Research Corp.	34,001	2,569,796
Micron Technology, Inc. (J)	17,387	489,096
NXP Semiconductors NV (J)	1,690	162,443

		9,894,232

Software - 2.7%
Adobe Systems, Inc. (J)	39,193	2,981,019
Intuit, Inc.	1,802	180,795
Microsoft Corp.	194,672	9,468,846
Oracle Corp.	68,401	2,983,652

		15,614,312

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 2.1%
AutoZone, Inc. (C) (J)	2,769	$ 1,862,595
Best Buy Co., Inc.	17,509	606,687
Home Depot, Inc.	37,746	4,038,067
Lowe’s Cos., Inc.	49,067	3,378,754
Tiffany & Co.	3,563	311,691
TJX Cos., Inc.	34,714	2,240,442

		12,438,236

Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	115,776	14,489,366
Hewlett-Packard Co.	52,019	1,715,067

		16,204,433

Textiles, Apparel & Luxury Goods - 0.5%
lululemon athletica, Inc. (J)	5,765	366,885
PVH Corp.	1,527	157,815
Ralph Lauren Corp., Class A	5,955	794,457
VF Corp.	25,664	1,858,843

		3,178,000

Tobacco - 0.6%
Philip Morris International, Inc.	45,012	3,757,152

Total Common Stocks (Cost $267,597,548)		352,018,237

SECURITIES LENDING COLLATERAL - 3.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (I)	19,453,799	19,453,799

Total Securities Lending Collateral (Cost $19,453,799)		19,453,799

	Principal	Value
REPURCHASE AGREEMENT - 2.1%
State Street Bank & Trust Co. 0.01% (I), dated 04/30/2015, to be repurchased at $12,218,868 on 05/01/2015. Collateralized by U.S. Government Agency Obligations, 2.17% - 3.00%, due 11/07/2022 - 10/01/2032, and with a total value of $12,467,837.	$ 12,218,865	12,218,865

Total Repurchase Agreement (Cost $12,218,865)		12,218,865

Total Investments (Cost $545,744,254) (K)		633,672,826
Net Other Assets (Liabilities) - (8.1)%		(47,531,037)

Net Assets - 100.0%		$ 586,141,789

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	Long	58	06/19/2015	$(17,457)

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
U.S. Government Obligations	$—	$56,192,493	$—	$56,192,493
U.S. Government Agency Obligations	—	36,491,916	—	36,491,916
Foreign Government Obligations	—	2,728,457	—	2,728,457
Mortgage-Backed Securities	—	29,061,388	—	29,061,388
Asset-Backed Securities	—	14,146,930	—	14,146,930
Municipal Government Obligations	—	983,498	—	983,498
Corporate Debt Securities	—	78,620,640	—	78,620,640
Short-Term U.S. Government Obligations	—	31,312,198	—	31,312,198
Preferred Stocks	444,405	—	—	444,405
Common Stocks	352,018,237	—	—	352,018,237
Securities Lending Collateral	19,453,799	—	—	19,453,799
Repurchase Agreement	—	12,218,865	—	12,218,865

Total Investments	$371,916,441	$261,756,385	$—	$633,672,826

LIABILITIES
Derivative Financial Instruments
Futures Contracts (M)	$(17,457)	$—	$—	$(17,457)

Total Derivative Financial Instruments	$(17,457)	$—	$—	$(17,457)

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2 (N)
Mortgage-Backed Securities	$—	$—	$—	$126,797

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. The rate disclosed is as of April 30, 2015.
(B)	When-issued security or delayed-delivery security; to be settled and delivered after April 30, 2015.
(C)	All or a portion of the security is on loan. The value of all securities on loan is $19,046,580. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $53,681,145, representing 9.2% of the Fund’s net assets.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $1,840,741, representing 0.3% of the Fund’s net assets.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	The security has a perpetual maturity; the date displayed is the next call date.
(H)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $454,988.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	Rate disclosed reflects the yield at April 30, 2015.
(J)	Non-income producing security.
(K)	Aggregate cost for federal income tax purposes is $545,744,254. Aggregate gross unrealized appreciation and depreciation for all securities is $90,540,465 and $2,611,893, respectively. Net unrealized appreciation for tax purposes is $87,928,572.
(L)	The Fund recognizes transfers between Levels at the end of the reporting period. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(N)	Transferred from Level 3 to 2 due to utilizing significant observable inputs, as of prior reporting period the security utilized significant unobservable inputs.

PORTFOLIO ABBREVIATIONS:

IO	Interest only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Opportunistic Allocation

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCK - 1.2%
Real Estate Investment Trusts - 1.2%
NexPoint Residential Trust, Inc. (A)	909	$ 12,853

Total Common Stock (Cost $12,862)		12,853

EXCHANGE-TRADED FUNDS - 5.8%
Capital Markets - 2.8%
Vanguard Dividend Appreciation ETF	391	31,397

Region Fund - European - 3.0%
Vanguard FTSE Europe ETF	581	32,838

Total Exchange-Traded Funds (Cost $64,219)		64,235

INVESTMENT COMPANIES - 87.8%
Capital Markets - 87.8%
Adams Diversified Equity Fund, Inc. (B)	2,560	35,840
AllianceBernstein Income Fund, Inc. (B)	4,209	32,788
AllianzGI Equity & Convertible Income Fund	788	15,807
BlackRock Build America Bond Trust	883	19,744
BlackRock Enhanced Equity Dividend Trust	1,938	15,892
BlackRock International Growth and Income Trust	82	605
BlackRock Muni Intermediate Duration Fund, Inc.	1,291	18,681
BlackRock MuniHoldings California Quality Fund, Inc.	1,312	19,352
BlackRock MuniHoldings Investment Quality Fund	1,339	19,188
Cohen & Steers Quality Income Realty Fund, Inc.	2,847	33,851
Cohen & Steers REIT and Preferred Income Fund, Inc.	1,736	32,862
Eaton Vance Enhanced Equity Income Fund II	1,139	16,037
Eaton Vance Municipal Bond Fund	1,454	18,480
Eaton Vance Risk-Managed Diversified Equity Income Fund	1,455	15,714
India Fund, Inc.	1,211	30,917
Invesco Dynamic Credit Opportunities Fund	2,737	33,473
Invesco Municipal Opportunity Trust	1,476	19,085
Invesco Municipal Trust	1,494	18,914
Invesco Quality Municipal Income Trust	1,521	18,952
Invesco Trust for Investment Grade Municipals	1,428	19,007
John Hancock Preferred Income Fund (B)	1,592	33,448
John Hancock Preferred Income Fund III	1,814	33,396
John Hancock Premium Dividend Fund	2,300	32,361
John Hancock Tax-Advantaged Dividend Income Fund	1,540	32,879
Kayne Anderson Energy Development Co. (B)	872	26,491
Morgan Stanley China A Share Fund, Inc.	1,355	47,967
Morgan Stanley India Investment Fund, Inc. (A)	1,317	33,992
NexPoint Credit Strategies Fund	2,750	21,560
Nuveen Build America Bond Fund	921	19,194
Nuveen Dividend Advantage Municipal Fund	1,297	18,599
Nuveen Dividend Advantage Municipal Fund 3 (B)	1,331	18,767
Nuveen Municipal Advantage Fund, Inc.	1,337	18,410
Nuveen Municipal Market Opportunity Fund, Inc.	1,351	18,401
Nuveen NASDAQ 100 Dynamic Overwrite Fund	1,692	31,759
Nuveen Performance Plus Municipal Fund, Inc.	1,257	18,780
Nuveen Premium Income Municipal Fund 2, Inc.	1,312	18,381
Nuveen Premium Income Municipal Fund, Inc.	1,343	18,587
Nuveen Quality Income Municipal Fund, Inc.	1,316	18,253
Nuveen S&P 500 Buy-Write Income Fund	1,263	16,065
Putnam Municipal Opportunities Trust (B)	1,551	18,767

	Shares	Value
INVESTMENT COMPANIES (continued)
Capital Markets (continued)
Reaves Utility Income Fund	1,042	$ 31,239

Total Investment Companies (Cost $940,309)		962,485

SECURITIES LENDING COLLATERAL - 8.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (C)	91,140	91,140

Total Securities Lending Collateral (Cost $91,140)		91,140

	Principal	Value
REPURCHASE AGREEMENT - 4.8%
State Street Bank & Trust Co. 0.01% (C), dated 04/30/2015, to be repurchased at $52,928 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 08/15/2029, and with a value of $54,351.	$ 52,928	52,928

Total Repurchase Agreement (Cost $52,928)		52,928

Total Investments (Cost $1,161,458) (D)		1,183,641
Net Other Assets (Liabilities) - (7.9)%		(87,047)

Net Assets - 100.0%		$ 1,096,594

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Opportunistic Allocation

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stock	$12,853	$—	$—	$12,853
Exchange-Traded Funds	64,235	—	—	64,235
Investment Companies	962,485	—	—	962,485
Securities Lending Collateral	91,140	—	—	91,140
Repurchase Agreement	—	52,928	—	52,928

Total Investments	$1,130,713	$52,928	$—	$1,183,641

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $88,986. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at April 30, 2015.
(D)	Aggregate cost for federal income tax purposes is $1,161,458. Aggregate gross unrealized appreciation and depreciation for all securities is $43,661 and $21,478, respectively. Net unrealized appreciation for tax purposes is $22,183.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATION - 0.0% (A)
Federal Home Loan Mortgage Corp. 2.27%, 08/01/2037 (B)	$ 492,118	$ 521,521

Total U.S. Government Agency Obligation (Cost $499,019)		521,521

FOREIGN GOVERNMENT OBLIGATION - 0.4%
Export-Import Bank of Korea 4.00%, 01/11/2017	13,900,000	14,519,495

Total Foreign Government Obligation (Cost $13,900,871)		14,519,495

MORTGAGE-BACKED SECURITIES - 22.0%
7 WTC Depositor LLC Trust Series 2012-7WTC, Class A 4.08%, 03/13/2031 (C)	11,364,674	11,729,242
BAMLL Commercial Mortgage Securities Trust
Series 2014-FL1, Class B
2.38%, 12/15/2031 (B) (C)	10,000,000	10,013,100
Series 2014-IP, Class D
2.81%, 06/15/2028 (B) (C)	11,000,000	11,043,043
Banc of America Funding Trust Series 2010-R4, Class 1A1 5.50%, 07/26/2036 (C)	1,540,610	1,578,144
Banc of America Re-REMIC Trust Series 2010-UB3, Class A4B1 5.73%, 06/15/2049 (B) (C)	7,970,000	8,517,706
BBCMS Trust Series 2014-BXO, Class C 2.18%, 08/15/2027 (B) (C)	10,000,000	10,022,920
BCAP LLC Trust
Series 2009-RR10, Class 2A1
2.71%, 08/26/2035 (B) (C)	1,378,589	1,362,104
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 (B) (C)	584,851	584,391
Series 2009-RR13, Class 2A3
5.50%, 02/26/2036 (B) (C)	1,402,734	1,440,440
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 (B) (C)	5,181,353	5,484,198
Series 2009-RR6, Class 2A1
2.53%, 08/26/2035 (B) (C)	5,192,364	5,163,837
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 (B) (C)	3,488,339	3,568,623
Series 2010-RR6, Class 16A5
5.50%, 04/26/2036 (B) (C)	222,649	223,657
Series 2010-RR7, Class 5A6
5.50%, 10/26/2036 (C)	4,785,211	4,951,353
Series 2012-RR2, Class 7A3
2.61%, 09/26/2035 (B) (C)	4,023,961	4,059,710
Series 2012-RR4, Class 2A5
1.94%, 04/26/2037 (B) (C)	5,803,920	5,806,613
Series 2012-RR5, Class 6A1
2.70%, 10/26/2035 (B)	4,740,797	4,801,432
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17, Class AAB 5.70%, 06/11/2050	4,292,526	4,311,117

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BHMS Mortgage Trust Series 2014-ATLS, Class CFL 2.62%, 07/05/2033 (B) (C)	$ 15,000,000	$ 14,833,020
BLCP Hotel Trust Series 2014-CLRN, Class C 2.13%, 08/15/2029 (B) (C)	10,000,000	10,022,940
BNPP Mortgage Securities LLC Series 2009-1, Class A1 6.00%, 08/27/2037 (C)	2,987,758	3,087,832
Boca Hotel Portfolio Trust
Series 2013-BOCA, Class B
1.93%, 08/15/2026 (B) (C)	15,000,000	15,000,000
Series 2013-BOCA, Class C
2.33%, 08/15/2026 (B) (C)	10,745,000	10,730,107
CD Commercial Mortgage Trust Series 2007-CD4, Class A1A 5.29%, 12/11/2049 (B)	11,865,626	12,374,649
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class C 2.67%, 12/15/2027 (B) (C)	15,000,000	15,026,625
CHL Mortgage Pass-Through Trust Series 2002-35, Class 1A3 5.00%, 02/25/2018	1,934,136	1,960,051
Citigroup Commercial Mortgage Trust
Series 2014-388G, Class D
1.93%, 06/15/2033 (B) (C)	18,000,000	17,946,450
Series 2014-388G, Class E
2.53%, 06/15/2033 (B) (C)	15,000,000	14,944,320
Citigroup Mortgage Loan Trust
Series 2009-10, Class 6A1
2.68%, 09/25/2034 (B) (C)	1,293,602	1,287,148
Series 2010-8, Class 5A6
4.00%, 11/25/2036 (C)	5,053,820	5,129,784
Series 2010-8, Class 6A6
4.50%, 12/25/2036 (C)	4,673,655	4,778,176
Series 2010-8, Class 6A62
3.50%, 12/25/2036 (C)	2,883,898	2,917,957
Series 2014-A, Class A
4.00%, 01/25/2035 (B) (C)	13,404,654	13,934,366
COMM Mortgage Trust
Series 2013-FL3, Class B
2.33%, 10/13/2028 (B) (C)	15,000,000	15,037,530
Series 2013-FL3, Class C
2.95%, 10/13/2028 (B) (C)	8,300,000	8,367,213
Series 2014-PAT, Class D
2.33%, 08/13/2027 (B) (C)	15,000,000	15,131,295
Series 2014-PAT, Class E
3.33%, 08/13/2027 (B) (C)	5,000,000	5,000,010
Commercial Mortgage Pass-Through Certificates Series 2012-MVP, Class A 2.12%, 11/17/2026 (B) (C)	7,579,486	7,577,061
Credit Suisse Commercial Mortgage Trust
Series 2007-C1, Class A1A
5.36%, 02/15/2040	13,502,095	14,181,372
Series 2007-C4, Class AAB
6.15%, 09/15/2039 (B)	4,241,567	4,378,399
Series 2007-C5, Class A4
5.70%, 09/15/2040 (B)	6,730,000	7,192,937

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/2040 (B)	$ 20,842,000	$ 21,178,452
CSMC Trust
Series 2010-15R, Class 4A1
3.50%, 04/26/2035 (B) (C)	6,018,467	6,119,535
Series 2010-15R, Class 6A1
3.50%, 10/26/2046 (B) (C)	805,539	806,057
Series 2010-18R, Class 1A11
3.75%, 08/26/2035 (B) (C)	2,121,808	2,109,784
Series 2010-1R, Class 28A1
5.00%, 02/27/2047 (C)	10,713,416	10,815,440
Series 2010-RR2, Class 1B
5.51%, 04/15/2047 (B) (C)	11,000,000	11,630,289
Series 2010-RR4, Class 2B
5.47%, 09/18/2039 (B) (C)	8,250,000	8,555,522
Series 2014-SURF, Class C
1.98%, 02/15/2029 (B) (C)	4,740,000	4,725,491
Series 2014-SURF, Class D
2.43%, 02/15/2029 (B) (C)	6,000,000	5,981,628
Del Coronado Trust
Series 2013-HDC, Class C
1.78%, 03/15/2026 (B) (C)	10,000,000	9,987,440
Series 2013-HDC, Class D
2.13%, 03/15/2026 (B) (C)	8,500,000	8,489,375
Extended Stay America Trust Series 2013-ESH5, Class A15 1.28%, 12/05/2031 (C)	17,900,000	17,803,340
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class C 5.28%, 07/10/2045 (B)	9,000,000	9,067,410
GP Portfolio Trust
Series 2014-GPP, Class C
2.13%, 02/15/2027 (B) (C)	13,000,000	13,017,693
Series 2014-GPP, Class D
2.93%, 02/15/2027 (B) (C)	10,000,000	10,015,950
Hilton USA Trust
Series 2013-HLF, Class CFL
2.07%, 11/05/2030 (B) (C)	14,703,139	14,698,419
Series 2013-HLF, Class DFL
2.92%, 11/05/2030 (B) (C)	4,878,052	4,878,047
Hyatt Hotel Portfolio Trust Series 2015-HYT, Class C 2.28%, 11/15/2029 (B) (C)	6,900,000	6,907,645
Impac CMB Trust Series 2007-A, Class A 0.43%, 05/25/2037 (B) (C)	12,774,695	12,267,028
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A
2.57%, 12/26/2037 (B) (C)	2,323,679	2,316,868
Series 2009-R2, Class 3A
2.81%, 01/26/2047 (B) (C)	895,467	894,875
Series 2009-R7, Class 11A1
2.36%, 03/26/2037 (B) (C)	1,830,552	1,801,373
Series 2009-R7, Class 12A1
2.61%, 08/26/2036 (B) (C)	573,810	568,132

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Jefferies Re-REMIC Trust (continued)
Series 2009-R7, Class 4A1
2.39%, 09/26/2034 (B) (C)	$ 904,632	$ 889,954
Series 2009-R9, Class 1A1
2.24%, 08/26/2046 (B) (C)	4,805,512	4,861,433
Series 2010-R2, Class 1A1
6.00%, 05/26/2036 (C)	1,507,495	1,543,123
Series 2010-R3, Class 1A1
2.68%, 03/21/2036 (B) (C)	1,099,234	1,100,161
Series 2010-R8, Class 2A1
2.62%, 10/26/2036 (C)	2,296,100	2,311,810
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-JWRZ, Class C
1.68%, 04/15/2030 (B) (C)	10,000,000	9,997,950
Series 2014-DSTY, Class C
3.93%, 06/10/2027 (B) (C)	10,000,000	10,105,610
Series 2014-FBLU, Class C
2.18%, 12/15/2028 (B) (C)	20,000,000	20,019,440
Series 2014-FBLU, Class D
2.78%, 12/15/2028 (B) (C)	6,000,000	6,015,024
Series 2014-INN, Class C
1.88%, 06/15/2029 (B) (C)	19,365,000	19,278,555
Series 2015-CSMO, Class C
2.43%, 01/15/2032 (B) (C)	15,000,000	15,024,885
JPMorgan Commercial Mortgage-Backed Securities Trust Series 2009-RR2, Class MLB 5.81%, 06/15/2050 (B) (C)	10,000,000	10,595,820
JPMorgan Re-REMIC Trust
Series 2009-11, Class 1A1
2.59%, 02/26/2037 (B) (C)	4,115,540	4,083,159
Series 2009-7, Class 8A1
2.95%, 01/27/2047 (B) (C)	547,664	550,188
Series 2010-4, Class 7A1
1.86%, 08/26/2035 (B) (C)	2,627,314	2,619,776
Series 2010-5, Class 2A2
4.50%, 07/26/2035 (B) (C)	5,978,479	6,190,583
Lehman Brothers Small Balance Commercial Series 2005-1A, Class A 0.43%, 02/25/2030 (B) (C)	7,365,987	6,963,237
MASTR Alternative Loan Trust Series 2003-4, Class 1A1 5.00%, 05/25/2018	5,207,755	5,329,049
Morgan Stanley Re-REMIC Trust
Series 2009-GG10, Class A4B
5.99%, 08/12/2045 (B) (C)	10,000,000	10,708,350
Series 2010-R4, Class 3A
5.50%, 08/26/2047 (C)	12,765,924	13,201,421
Mortgage Equity Conversion Asset Trust Series 2010-1A, Class A 4.00%, 07/25/2060 (C) (D) (E)	10,578,768	9,415,104
New Residential Mortgage Loan Trust
Series 2014-1A, Class A
3.75%, 01/25/2054 (B) (C)	7,350,398	7,585,038
Series 2014-3A, Class AFX3
3.75%, 11/25/2054 (B) (C)	8,823,704	9,083,394

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
NorthStar Series 2013-1A, Class A 2.03%, 08/25/2029 (B) (C)	$ 13,476,059	$ 13,488,706
ORES LLC Series 2014-LV3, Class A 3.00%, 03/27/2024 (C)	5,401,981	5,401,981
RBSCF Trust
Series 2009-RR2, Class CWB
5.22%, 08/16/2048 (B) (C)	4,000,000	4,151,872
Series 2010-RR3, Class CSCA
5.52%, 09/16/2039 (B) (C)	18,705,447	19,260,831
RBSSP Re-REMIC Trust Series 2013-2, Class 2A1 0.37%, 12/20/2036 (B) (C)	14,570,286	14,088,286
RREF LLC Series 2013-RIA4, Class A1 3.25%, 11/27/2028 (B) (C)	3,397,492	3,410,963
SCG Trust
Series 2013-SRP1, Class AJ
2.13%, 11/15/2026 (B) (C)	15,000,000	15,046,020
Series 2013-SRP1, Class B
2.68%, 11/15/2026 (B) (C)	20,000,000	19,981,220
Springleaf Mortgage Loan Trust
Series 2012-2A, Class M2
4.61%, 10/25/2057 (B) (C)	19,719,000	20,641,869
Series 2013-2A, Class A
1.78%, 12/25/2065 (B) (C)	3,298,016	3,306,139
Starwood Property Mortgage Trust Series 2013-FV1, Class B 2.18%, 08/11/2028 (B) (C)	10,000,000	10,005,640
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class AJ 5.53%, 08/15/2039 (B)	5,114,000	5,167,753
Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class B 5.37%, 07/15/2042 (B)	6,000,000	6,056,112
Wells Fargo Mortgage Loan Trust
Series 2010-RR2, Class 1A1
2.63%, 09/27/2035 (B) (C)	2,556,960	2,562,999
Series 2010-RR4, Class 1A1
2.67%, 12/27/2046 (B) (C)	3,955,757	3,971,196
Series 2011-RR3, Class A1
2.63%, 03/27/2037 (B) (C)	10,287,427	10,075,926
Wells Fargo Mortgage-Backed Securities Trust Series 2003-G, Class A1 2.49%, 06/25/2033 (B)	659,850	665,462

Total Mortgage-Backed Securities (Cost $836,093,865)		834,892,704

ASSET-BACKED SECURITIES - 11.6%
AmeriCredit Automobile Receivables Trust Series 2013-5, Class C 2.29%, 11/08/2019	3,000,000	3,032,739
Ares IIIR / IVR CLO, Ltd. Series 2007-3RA, Class A2 0.50%, 04/16/2021 (B) (C)	13,409,116	13,252,108

	Principal	Value
ASSET-BACKED SECURITIES (continued)
ARES XII CLO, Ltd. Series 2007-12A, Class A 0.89%, 11/25/2020 (B) (C)	$ 12,086,970	$ 12,027,587
Bacchus, Ltd. Series 2006-1A, Class C 1.13%, 01/20/2019 (B) (C)	5,000,000	4,961,605
Battalion CLO, Ltd. Series 2007-1A, Class C 1.08%, 07/14/2022 (B) (C)	14,000,000	13,602,554
Burr Ridge CLO Plus LLC Series 2006-1A, Class C 1.02%, 03/27/2023 (B) (C)	6,500,000	6,211,926
BXG Receivables Note Trust
Series 2012-A, Class A
2.66%, 12/02/2027 (C)	10,454,371	10,411,665
Series 2013-A, Class A
3.01%, 12/04/2028 (C)	19,705,227	19,863,992
Citigroup Mortgage Loan Trust Series 2003-HE3, Class A 0.56%, 12/25/2033 (B)	3,628,665	3,478,000
ColumbusNova CLO, Ltd. Series 2007-1A, Class A1 0.51%, 05/16/2019 (B) (C)	1,460,764	1,450,451
Comstock Funding, Ltd. Series 2006-1A, Class B 1.01%, 05/30/2020 (B) (C)	2,500,000	2,441,560
CWABS Asset-Backed Certificates Trust Series 2006-17, Class 2A2 0.33%, 03/25/2047 (B)	20,664,937	17,462,451
Diamond Resorts Owner Trust
Series 2013-1, Class A
1.95%, 01/20/2025 (C)	5,352,604	5,311,057
Series 2013-2, Class A
2.27%, 05/20/2026 (C)	9,688,080	9,736,918
Series 2014-1, Class B
2.98%, 05/20/2027 (C)	3,914,497	3,935,502
Foursight Capital Automobile Receivables Trust Series 2014-1, Class A 2.11%, 03/23/2020 (C)	7,401,295	7,379,767
Hilton Grand Vacations Trust
Series 2013-A, Class A
2.28%, 01/25/2026 (C)	4,506,450	4,538,500
Series 2014-AA, Class A
1.77%, 11/25/2026 (C)	6,506,453	6,464,220
Series 2014-AA, Class B
2.07%, 11/25/2026 (C)	13,012,907	12,838,859
HLSS Servicer Advance Receivables Trust
Series 2012-T2, Class A2
1.99%, 10/15/2045 (C)	20,000,000	19,998,660
Series 2014-T2, Class AT2
2.22%, 01/15/2047 (C)	10,000,000	10,020,000
HSBC Home Equity Loan Trust
Series 2006-3, Class A4
0.42%, 03/20/2036 (B)	16,923,350	16,795,900
Series 2007-1, Class A4
0.54%, 03/20/2036 (B)	9,352,000	9,202,153

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Inwood Park CDO, Ltd. Series 2006-1A, Class C 0.98%, 01/20/2021 (B) (C)	$ 12,750,000	$ 12,387,033
Marriott Vacation Club Owner Trust Series 2012-1A, Class A 2.51%, 05/20/2030 (C)	8,901,912	9,010,079
Mountain View Funding CLO Series 2007-3A, Class A1 0.49%, 04/16/2021 (B) (C)	3,859,807	3,846,456
Mountain View Funding CLO, Ltd. Series 2006-1A, Class C1 1.03%, 04/15/2019 (B) (C)	4,000,000	3,912,736
MVW Owner Trust Series 2014-1A, Class B 2.70%, 09/20/2031 (C)	8,843,807	8,803,426
Newstar Trust Series 2012-2A, Class A 2.18%, 01/20/2023 (B) (C)	10,000,000	9,997,820
Ocean Trails CLO I Series 2006-1A, Class A1 0.53%, 10/12/2020 (B) (C)	3,241,877	3,203,098
Orange Lake Timeshare Trust
Series 2012-AA, Class A
3.45%, 03/10/2027 (C)	2,657,112	2,736,597
Series 2014-AA, Class A
2.29%, 07/09/2029 (C)	12,131,110	12,163,682
Prestige Auto Receivables Trust Series 2012-1A, Class C 3.25%, 07/15/2019 (C)	5,000,000	5,075,435
Sierra Timeshare Receivables Funding LLC
Series 2011-2A, Class A
3.26%, 05/20/2028 (C)	1,667,710	1,695,208
Series 2012-1A, Class B
3.58%, 11/20/2028 (C)	3,783,039	3,845,634
Series 2012-2A, Class A
2.38%, 03/20/2029 (C)	3,128,546	3,165,603
Series 2012-2A, Class B
3.42%, 03/20/2029 (C)	1,400,841	1,420,781
Series 2013-2A, Class C
4.75%, 11/20/2025 (C)	2,730,473	2,797,489
Series 2014-1A, Class A
2.07%, 03/20/2030 (C)	5,430,303	5,460,284
Series 2014-1A, Class B
2.42%, 03/20/2030 (C)	5,430,303	5,437,020
Series 2014-2A, Class B
2.40%, 06/20/2031 (C)	11,172,837	11,148,883
Series 2014-3A, Class B
2.80%, 10/20/2031 (C)	11,707,452	11,779,184
Series 2015-1A, Class A
2.40%, 03/22/2032 (C)	4,319,300	4,336,491
Series 2015-1A, Class B
3.05%, 03/22/2032 (C)	5,279,145	5,300,979
Silverleaf Finance XV LLC Series 2012-D, Class A 3.00%, 03/17/2025 (C)	6,904,428	6,981,315
SilverLeaf Finance XVII LLC Series 2013-A, Class A 2.68%, 03/16/2026 (C)	8,272,178	8,270,540

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Silverleaf Finance XVIII LLC Series 2014-A, Class A 2.81%, 01/15/2027 (C)	$ 11,739,385	$ 11,739,455
SpringCastle America Funding LLC Series 2014-AA, Class A 2.70%, 05/25/2023 (C)	11,425,592	11,483,371
Station Place Securitization Trust Series 2014-4,Class A 2.43%, 12/16/2016 (B)	30,000,000	30,000,000
SVO VOI Mortgage LLC Series 2012-AA, Class A 2.00%, 09/20/2029 (C)	11,089,988	11,031,621
Welk Resorts LLC Series 2013-AA, Class A 3.10%, 03/15/2029 (C)	11,667,221	11,769,391
Westgate Resorts LLC Series 2015-1A, Class A 2.75%, 05/20/2027 (C)	6,595,898	6,603,833

Total Asset-Backed Securities (Cost $433,373,281)		439,821,618

MUNICIPAL GOVERNMENT OBLIGATION - 0.2%
Rhode Island - 0.2%
Rhode Island Economic Development Corp., Revenue Bonds AGM 6.00%, 11/01/2015 (F)	5,950,000	6,080,305

Total Municipal Government Obligation (Cost $5,950,000)		6,080,305

CORPORATE DEBT SECURITIES - 62.9%
Aerospace & Defense - 1.6%
Bombardier, Inc.
4.75%, 04/15/2019 (C) (G)	3,820,000	3,800,900
7.50%, 03/15/2018 (C) (G)	14,956,000	16,032,832
Exelis, Inc. 4.25%, 10/01/2016	40,675,000	42,167,854

		62,001,586

Airlines - 1.6%
America West Airlines Pass-Through Trust
7.93%, 07/02/2020	2,276,857	2,527,312
8.06%, 01/02/2022	9,081,012	10,488,569
Delta Air Lines Pass-Through Trust 6.20%, 01/02/2020	22,992,626	25,234,407
Northwest Airlines Pass-Through Trust 6.26%, 05/20/2023	970,167	1,055,639
UAL Pass-Through Trust 10.40%, 05/01/2018	13,977,659	15,235,648
Virgin Australia Trust 5.00%, 04/23/2025 (C)	6,992,059	7,376,623

		61,918,198

Automobiles - 0.1%
General Motors Co. 3.50%, 10/02/2018	5,000,000	5,145,150

Banks - 10.3%
Barclays Bank PLC 6.05%, 12/04/2017 (C) (G)	35,900,000	39,350,026
Branch Banking & Trust Co. 0.59%, 09/13/2016 (B)	9,285,000	9,252,800

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 11.00%, 06/30/2019 (B) (C) (H)	$ 19,209,000	$ 24,683,565
Deutsche Bank AG 1.88%, 02/13/2018	10,698,000	10,724,189
Fifth Third Bancorp 5.45%, 01/15/2017	8,737,000	9,326,826
HBOS PLC Series MTN 6.75%, 05/21/2018 (C)	35,695,000	39,899,335
ING Bank NV
0.96%, 10/01/2019 (B) (C)	6,800,000	6,811,220
3.75%, 03/07/2017 (C) (G)	15,062,000	15,725,135
Intesa Sanpaolo SpA
1.66%, 04/11/2016 (B)	13,000,000	13,036,153
3.88%, 01/16/2018	21,320,000	22,284,645
Lloyds Bank PLC Series MTN 9.88%, 12/16/2021 (B) (I)	17,101,000	19,221,524
National City Bank
5.25%, 12/15/2016	17,300,000	18,388,654
Series MTN
5.80%, 06/07/2017	2,745,000	2,994,356
Regions Bank 7.50%, 05/15/2018 (G)	36,086,000	41,711,338
Regions Financial Corp. 2.00%, 05/15/2018	20,000,000	19,933,560
Royal Bank of Scotland Group PLC 1.21%, 03/31/2017 (B)	6,375,000	6,379,309
Royal Bank of Scotland PLC 4.38%, 03/16/2016	7,005,000	7,210,667
Santander Bank NA
2.00%, 01/12/2018	13,710,000	13,738,023
8.75%, 05/30/2018	13,215,000	15,516,630
Societe Generale SA 5.75%, 04/20/2016 (C)	21,505,000	22,339,781
SunTrust Bank Series MTN 5.45%, 12/01/2017 (G)	5,500,000	5,978,445
UniCredit Luxembourg Finance SA Series MTN 6.00%, 10/31/2017 (C)	5,065,000	5,409,785
Wachovia Corp.
0.65%, 10/15/2016 (B)	10,544,000	10,521,815
5.63%, 10/15/2016	10,233,000	10,896,508

		391,334,289

Beverages - 0.7%
Anheuser-Busch InBev Worldwide, Inc. 9.75%, 11/17/2015 (G)	BRL 21,570,000	7,015,915
Coca-Cola Bottling Co., Consolidated 5.00%, 06/15/2016	$ 7,650,000	7,957,836
Constellation Brands, Inc.
3.88%, 11/15/2019 (G)	2,007,000	2,077,245
7.25%, 05/15/2017	8,124,000	8,960,772

		26,011,768

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products - 0.0% (A)
Owens Corning 6.50%, 12/01/2016 (G)	$ 698,000	$ 747,741

Capital Markets - 2.7%
Goldman Sachs Group, Inc.
5.95%, 01/18/2018	16,775,000	18,601,227
Series MTN
1.36%, 11/15/2018 (B)	5,000,000	5,055,275
Morgan Stanley
Series MTN
2.38%, 07/23/2019 (G)	35,311,000	35,426,643
3.00%, 08/31/2017 (B)	1,500,000	1,516,875
5.95%, 12/28/2017	12,000,000	13,285,392
UBS AG
5.88%, 12/20/2017	11,870,000	13,153,551
Series MTN
1.80%, 03/26/2018	14,950,000	14,990,350

		102,029,313

Chemicals - 1.2%
ADOP Co. 6.63%, 10/01/2017 (C)	15,000,000	16,652,385
Dow Chemical Co. 8.55%, 05/15/2019	15,777,000	19,588,802
Lubrizol Corp. 8.88%, 02/01/2019	6,310,000	7,841,065

		44,082,252

Commercial Services & Supplies - 0.5%
Hutchison Whampoa International 11, Ltd. 3.50%, 01/13/2017 (C)	9,600,000	9,911,126
Hutchison Whampoa International 14, Ltd. 1.63%, 10/31/2017 (C)	6,690,000	6,665,207

		16,576,333

Construction & Engineering - 0.4%
Toll Brothers Finance Corp. 8.91%, 10/15/2017 (G)	13,525,000	15,553,750

Construction Materials - 0.9%
CRH America, Inc. 8.13%, 07/15/2018	27,335,000	32,455,775

Consumer Finance - 1.3%
Ally Financial, Inc. 4.75%, 09/10/2018	17,750,000	18,437,812
Discover Financial Services 6.45%, 06/12/2017	22,678,000	24,914,187
Springleaf Finance Corp. Series MTN 6.90%, 12/15/2017	5,000,000	5,312,500

		48,664,499

Diversified Financial Services - 7.8%
Bank of America Corp.
5.42%, 03/15/2017	20,206,000	21,462,530
7.80%, 09/15/2016	3,020,000	3,271,098
Series MTN
1.14%, 04/01/2019 (B) (G)	16,000,000	16,115,200
Bank of America NA 0.57%, 06/15/2017 (B)	30,000,000	29,811,780
Citigroup, Inc.
0.53%, 06/09/2016 (B)	12,390,000	12,333,452
1.80%, 02/05/2018	15,000,000	15,026,430

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Credit Suisse 1.70%, 04/27/2018	$ 20,000,000	$ 19,957,400
Denali Borrower LLC / Denali Finance Corp. 5.63%, 10/15/2020 (C)	5,000,000	5,343,750
Ford Motor Credit Co. LLC 8.00%, 12/15/2016	34,068,000	37,591,721
General Electric Capital Corp. Series MTN 2.30%, 01/14/2019	6,250,000	6,398,769
JPMorgan Chase Bank NA 6.00%, 10/01/2017	35,370,000	39,091,313
Lazard Group LLC 6.85%, 06/15/2017	4,141,000	4,554,206
Murray Street Investment Trust I 4.65%, 03/09/2017 (J)	18,046,000	19,089,726
National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	35,000,000	45,209,955
OMX Timber Finance Investments I LLC 5.42%, 01/29/2020 (C)	13,001,000	14,555,920
PTTEP Australia International Finance Pty, Ltd. 4.15%, 07/19/2015 (C)	6,000,000	6,038,772

		295,852,022

Diversified Telecommunication Services - 2.5%
AT&T, Inc.
1.16%, 06/30/2020 (B) (K)	15,000,000	15,120,225
5.80%, 02/15/2019	21,165,000	23,926,017
Qwest Corp. 8.38%, 05/01/2016	11,007,000	11,739,615
Sprint Capital Corp. 6.90%, 05/01/2019	9,000,000	9,268,470
Telefonica Emisiones SAU
3.19%, 04/27/2018	18,370,000	19,097,948
3.99%, 02/16/2016	4,000,000	4,093,320
Verizon Communications, Inc. 2.02%, 09/14/2018 (B)	8,900,000	9,244,065

		92,489,660

Electric Utilities - 0.5%
Southern California Edison Co. 1.85%, 02/01/2022 (G)	20,000,000	20,061,940

Electronic Equipment, Instruments & Components - 0.4%
Avnet, Inc. 6.63%, 09/15/2016	15,199,000	16,223,230

Energy Equipment & Services - 3.1%
Boardwalk Pipelines, LP 5.88%, 11/15/2016	19,745,000	20,562,838
Hiland Partners, LP / Hiland Partners Finance Corp. 7.25%, 10/01/2020 (C)	33,444,000	36,286,740
Sunoco Logistics Partners Operations, LP 6.13%, 05/15/2016	17,646,000	18,499,766
Transocean, Inc. 5.05%, 12/15/2016	22,516,000	23,389,621

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Weatherford International, Ltd. 9.63%, 03/01/2019 (G)	$ 16,235,000	$ 18,881,841

		117,620,806

Food Products - 1.3%
ConAgra Foods, Inc. 2.10%, 03/15/2018	22,840,000	22,894,268
Kraft Foods Group, Inc.
5.38%, 02/10/2020	3,000,000	3,400,455
6.13%, 08/23/2018	5,000,000	5,662,375
Tyson Foods, Inc. 6.60%, 04/01/2016	15,700,000	16,494,216

		48,451,314

Health Care Equipment & Supplies - 1.5%
Becton Dickinson and Co.
1.80%, 12/15/2017	15,575,000	15,712,885
6.38%, 08/01/2019	16,350,000	19,016,440
Boston Scientific Corp. 2.65%, 10/01/2018 (G)	22,000,000	22,429,110

		57,158,435

Health Care Providers & Services - 0.4%
Express Scripts Holding Co. 1.25%, 06/02/2017	15,743,000	15,703,469

Hotels, Restaurants & Leisure - 0.6%
MGM Resorts International 10.00%, 11/01/2016 (G)	18,460,000	20,398,300

Household Durables - 0.8%
Meritage Homes Corp. 4.50%, 03/01/2018	16,694,000	17,007,012
Whirlpool Corp. 7.75%, 07/15/2016	12,970,000	13,979,650

		30,986,662

Insurance - 4.5%
CNA Financial Corp. 6.50%, 08/15/2016	12,500,000	13,342,575
Fidelity National Financial, Inc. 6.60%, 05/15/2017 (G)	26,072,000	28,386,151
Genworth Holdings, Inc. Series MTN 6.52%, 05/22/2018	14,490,000	15,286,950
Hartford Financial Services Group, Inc. 4.00%, 10/15/2017 (G)	9,075,000	9,658,522
Liberty Mutual Group, Inc. 6.70%, 08/15/2016 (C)	1,925,000	2,057,581
Prudential Covered Trust 3.00%, 09/30/2015 (C)	84,001	84,636
Sirius International Group, Ltd. 6.38%, 03/20/2017 (C)	21,403,000	22,931,345
Stone Street Trust 5.90%, 12/15/2015 (C)	35,555,000	36,495,501
ZFS Finance USA Trust II 6.45%, 12/15/2065 (B) (C)	41,807,000	43,521,087

		171,764,348

Life Sciences Tools & Services - 0.7%
Thermo Fisher Scientific, Inc. 1.30%, 02/01/2017	27,795,000	27,816,069

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media - 1.5%
Cablevision Systems Corp. 7.75%, 04/15/2018	$ 14,852,000	$ 16,671,370
DISH DBS Corp. 4.25%, 04/01/2018 (G)	5,000,000	5,089,500
Sky PLC 9.50%, 11/15/2018 (C)	27,879,000	34,628,199

		56,389,069

Metals & Mining - 1.6%
Glencore Finance Canada, Ltd. 5.80%, 11/15/2016 (C)	4,913,000	5,207,932
Kinross Gold Corp. 3.63%, 09/01/2016	27,605,000	27,344,492
Novelis, Inc. 8.38%, 12/15/2017 (G)	10,000,000	10,400,000
Vale Overseas, Ltd. 6.25%, 01/11/2016 (G)	17,000,000	17,501,500

		60,453,924

Oil, Gas & Consumable Fuels - 2.3%
Chesapeake Energy Corp. 3.53%, 04/15/2019 (B)	24,692,500	23,704,800
Enbridge, Inc. 0.92%, 10/01/2016 (B) (G)	19,895,000	19,816,574
Petrobras Global Finance BV
2.00%, 05/20/2016	15,000,000	14,700,000
3.50%, 02/06/2017 (G)	17,000,000	16,787,330
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.83%, 09/30/2016 (C)	11,049,324	11,436,050

		86,444,754

Pharmaceuticals - 1.2%
Actavis Funding SCS
1.52%, 03/12/2020 (B)	8,500,000	8,649,991
2.35%, 03/12/2018	14,595,000	14,770,782
Perrigo Co. PLC 1.30%, 11/08/2016 (G)	5,823,000	5,812,781
Valeant Pharmaceuticals International, Inc. 5.38%, 03/15/2020 (C)	15,000,000	15,384,375

		44,617,929

Real Estate Investment Trusts - 3.6%
ARC Properties Operating Partnership, LP
2.00%, 02/06/2017	4,500,000	4,376,250
3.00%, 02/06/2019	22,637,000	21,890,839
Equity Commonwealth 6.65%, 01/15/2018	2,990,000	3,234,283
Government Properties Income Trust 3.75%, 08/15/2019 (G)	24,795,000	25,648,444
Highwoods Realty, LP 5.85%, 03/15/2017	21,465,000	23,127,443
Hospitality Properties Trust 6.70%, 01/15/2018	13,666,000	14,956,180
National Retail Properties, Inc. 6.15%, 12/15/2015	14,850,000	15,287,317
Simon Property Group, LP 10.35%, 04/01/2019 (G)	21,362,000	27,547,837

		136,068,593

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Management & Development - 0.8%
First Industrial, LP
5.75%, 01/15/2016	$ 16,570,000	$ 17,076,180
Series MTN
7.50%, 12/01/2017	11,650,000	12,981,211

		30,057,391

Road & Rail - 1.7%
Aviation Capital Group Corp.
4.63%, 01/31/2018 (C)	31,004,000	32,463,203
7.13%, 10/15/2020 (C)	9,964,000	11,697,906
GATX Financial Corp. 5.80%, 03/01/2016	19,000,000	19,745,560

		63,906,669

Semiconductors & Semiconductor Equipment - 0.8%
KLA-Tencor Corp. 2.38%, 11/01/2017 (G)	14,770,000	15,001,786
NXP BV / NXP Funding LLC 3.75%, 06/01/2018 (C)	15,300,000	15,720,750

		30,722,536

Technology Hardware, Storage & Peripherals - 0.8%
Apple, Inc. 1.05%, 05/05/2017 (G)	12,627,000	12,700,047
Hewlett-Packard Co. 1.22%, 01/14/2019 (B) (G)	18,000,000	18,089,766

		30,789,813

Tobacco - 0.9%
Altria Group, Inc. 9.70%, 11/10/2018	8,659,000	10,879,021
Lorillard Tobacco Co. 8.13%, 06/23/2019	20,000,000	24,423,720

		35,302,741

Trading Companies & Distributors - 1.1%
International Lease Finance Corp. 6.75%, 09/01/2016 (C)	39,130,000	41,379,975

Wireless Telecommunication Services - 1.2%
Crown Castle Towers LLC 3.21%, 08/15/2035 (C)	12,000,000	12,068,112
SBA Tower Trust 5.10%, 04/15/2042 (C)	2,765,000	2,875,639
Sprint Communications, Inc. 9.00%, 11/15/2018 (C)	9,700,000	11,036,757
WCP Wireless Site Funding / WCP Wireless Site RE Funding 4.14%, 11/15/2040 (C)	19,235,225	19,326,496

		45,307,004

Total Corporate Debt Securities (Cost $2,373,262,282)		2,382,487,307

LOAN ASSIGNMENTS - 1.7%
Food & Staples Retailing - 0.2%
Albertson’s LLC, Term Loan B2 5.38%, 03/21/2019 (B)	8,353,580	8,414,929

Food Products - 0.2%
Aramark Services, Inc., Extended Synthetic Line of Credit 2 0.03%, 07/26/2016 (B)	2,644,062	2,630,842

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
LOAN ASSIGNMENTS (continued)
Food Products (continued)
Aramark Services, Inc., Extended Synthetic Line of Credit 3 0.03%, 07/26/2016 (B)	$ 6,211,851	$ 6,180,792

		8,811,634

Health Care Providers & Services - 0.4%
HCA, Inc., Term Loan B5 2.93%, 03/31/2017 (B)	13,297,500	13,320,358

Personal Products - 0.2%
Revlon Consumer Products Corp., Term Loan B 3.25%, 11/20/2017 (B)	8,327,410	8,322,206

Technology Hardware, Storage & Peripherals - 0.7%
Dell, Inc., Term Loan C 3.75%, 10/29/2018 (B)	24,083,068	24,128,224

Total Loan Assignments (Cost $62,686,552)		62,997,351

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (L)	28,253,420	28,253,420

Total Securities Lending Collateral (Cost $28,253,420)		28,253,420

	Principal	Value
REPURCHASE AGREEMENT - 0.6%

State Street Bank & Trust Co. 0.01% (L), dated 04/30/2015, to be repurchased at $21,299,087 on 05/01/2015. Collateralized by U.S. Government Agency Obligations, 2.75% - 4.00%, due 11/25/2038 - 01/15/2039, and with a total value of $21,725,884.

	$ 21,299,082	$ 21,299,082

Total Repurchase Agreement (Cost $21,299,082)		21,299,082

Total Investments (Cost $3,775,318,372) (M)		3,790,872,803
Net Other Assets (Liabilities) - (0.1)%		(4,615,606)

Net Assets - 100.0%		$ 3,786,257,197

SECURITY VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value at April 30, 2015
ASSETS
Investments
U.S. Government Agency Obligation	$—	$521,521	$—	$521,521
Foreign Government Obligation	—	14,519,495	—	14,519,495
Mortgage-Backed Securities	—	825,477,600	9,415,104	834,892,704
Asset-Backed Securities	—	439,821,618	—	439,821,618
Municipal Government Obligation	—	6,080,305	—	6,080,305
Corporate Debt Securities	—	2,382,487,307	—	2,382,487,307
Loan Assignments	—	62,997,351	—	62,997,351
Securities Lending Collateral	28,253,420	—	—	28,253,420
Repurchase Agreement	—	21,299,082	—	21,299,082

Total Investments	$28,253,420	$3,753,204,279	$9,415,104	$3,790,872,803

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Floating or variable rate security. The rate disclosed is as of April 30, 2015.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $1,693,277,530, representing 44.7% of the Fund’s net assets.
(D)	Security is Level 3 of the fair value hierarchy.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $9,415,104, representing 0.2% of the Fund’s net assets.
(F)	Illiquid security. Total aggregate value of illiquid securities is $6,080,305, representing 0.2% of the Fund’s net assets.
(G)	All or a portion of the security is on loan. The value of all securities on loan is $27,671,131. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	The security has a perpetual maturity; the date displayed is the next call date.
(I)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
(J)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of April 30, 2015; the maturity date disclosed is the ultimate maturity date.
(K)	When-issued security or delayed-delivery security; to be settled and delivered after April 30, 2015.
(L)	Rate disclosed reflects the yield at April 30, 2015.
(M)	Aggregate cost for federal income tax purposes is $3,775,318,372. Aggregate gross unrealized appreciation and depreciation for all securities is $38,228,494 and $22,674,063, respectively. Net unrealized appreciation for tax purposes is $15,554,431.
(N)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(O)	Level 3 securities were not considered significant to the Fund.

CURRENCY ABBREVIATION:

BRL	Brazilian Real

PORTFOLIO ABBREVIATIONS:

AGM	Assured Guaranty Municipal Corp.
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 98.8%
Aerospace & Defense - 1.4%
Curtiss-Wright Corp.	11,915	$ 870,510
Ducommun, Inc. (A)	34,570	1,050,928
Moog, Inc., Class A (A)	12,430	868,608
Triumph Group, Inc. (B)	14,490	858,388

		3,648,434

Auto Components - 0.7%
Cooper Tire & Rubber Co.	21,060	894,839
Dana Holding Corp.	42,300	912,411

		1,807,250

Banks - 5.2%
BankUnited, Inc.	27,870	915,808
Banner Corp.	20,245	915,479
Cathay General Bancorp	32,000	914,560
Chemical Financial Corp. (B)	31,085	960,526
CVB Financial Corp. (B)	60,630	948,859
First BanCorp (A)	143,950	865,140
First Merchants Corp.	41,110	927,853
First NBC Bank Holding Co. (A)	26,450	930,511
National Penn Bancshares, Inc.	89,215	927,836
OFG Bancorp	55,700	784,813
Pinnacle Financial Partners, Inc.	20,100	957,765
Popular, Inc. (A)	26,375	855,341
Prosperity Bancshares, Inc.	17,485	932,650
S&T Bancorp, Inc.	31,955	859,590
Talmer Bancorp, Inc., Class A	58,535	900,268

		13,596,999

Biotechnology - 0.3%
Myriad Genetics, Inc. (A) (B)	24,605	812,703

Building Products - 0.7%
Quanex Building Products Corp. (B)	47,885	924,181
Universal Forest Products, Inc.	17,145	948,461

		1,872,642

Capital Markets - 0.9%
Janus Capital Group, Inc. (B)	52,210	934,559
Manning & Napier, Inc., Class A	67,530	717,844
Piper Jaffray Cos. (A) (B)	15,915	802,912

		2,455,315

Chemicals - 1.7%
A. Schulman, Inc. (B)	19,565	830,534
Cabot Corp. (B)	19,770	844,970
Innophos Holdings, Inc.	14,880	786,259
OM Group, Inc. (B)	29,750	893,690
Stepan Co.	21,030	1,071,058

		4,426,511

Commercial Services & Supplies - 3.1%
ACCO Brands Corp. (A)	106,105	835,046
Brady Corp., Class A	33,720	897,964
Brink’s Co. (B)	33,165	877,878
Kimball International, Inc., Class B	83,720	847,246
Pitney Bowes, Inc.	39,520	884,062
R.R. Donnelley & Sons Co. (B)	47,315	881,005
Tetra Tech, Inc.	36,535	990,464
United Stationers, Inc. (B)	21,895	889,156
Viad Corp.	32,130	853,694

		7,956,515

	Shares	Value
COMMON STOCKS (continued)
Communications Equipment - 3.0%
Black Box Corp.	40,435	$ 804,657
Brocade Communications Systems, Inc.	78,180	883,434
Comtech Telecommunications Corp.	30,120	870,468
Harmonic, Inc. (A)	124,695	874,112
InterDigital, Inc. (B)	17,800	974,016
NETGEAR, Inc. (A) (B)	26,405	799,279
Polycom, Inc. (A)	70,580	921,069
ShoreTel, Inc. (A)	130,640	909,254
Sierra Wireless, Inc. (A)	25,120	882,717

		7,919,006

Construction & Engineering - 1.7%
Aegion Corp., Class A (A) (B)	50,125	923,302
EMCOR Group, Inc.	19,625	875,864
KBR, Inc.	62,010	1,083,315
MYR Group, Inc. (A)	29,675	870,071
Tutor Perini Corp. (A) (B)	35,785	758,642

		4,511,194

Consumer Finance - 1.0%
Cash America International, Inc.	37,440	970,445
Ezcorp, Inc., Class A (A) (B)	90,765	835,038
Nelnet, Inc., Class A	20,335	910,398

		2,715,881

Containers & Packaging - 1.4%
Avery Dennison Corp.	17,225	957,538
Greif, Inc., Class A	21,245	865,946
Owens-Illinois, Inc. (A)	38,205	913,482
Silgan Holdings, Inc.	15,915	857,341

		3,594,307

Diversified Consumer Services - 2.9%
American Public Education, Inc. (A)	27,005	753,169
Apollo Education Group, Inc., Class A (A)	51,755	868,708
Capella Education Co.	13,200	713,196
DeVry Education Group, Inc. (B)	25,655	775,807
K12, Inc. (A)	54,435	880,214
Regis Corp. (A) (B)	53,725	887,537
Steiner Leisure, Ltd., Class A (A)	19,340	932,962
Strayer Education, Inc. (A) (B)	15,325	777,284
Weight Watchers International, Inc., Class A (A) (B)	114,930	982,651

		7,571,528

Diversified Financial Services - 0.4%
Gain Capital Holdings, Inc., Class A (B)	94,780	936,426

Diversified Telecommunication Services - 0.7%
Inteliquent, Inc.	50,415	958,389
magicJack VocalTec, Ltd. (A)	120,380	782,470

		1,740,859

Electric Utilities - 1.0%
Great Plains Energy, Inc.	33,850	886,193
IDACORP, Inc. (B)	14,815	893,789
Unitil Corp.	24,685	844,227

		2,624,209

Electrical Equipment - 0.7%
General Cable Corp. (B)	52,360	853,992
Regal Beloit Corp.	12,030	940,746

		1,794,738

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components - 3.7%
AVX Corp.	68,105	$ 937,806
Benchmark Electronics, Inc. (A)	37,940	892,728
Celestica, Inc. (A)	79,845	974,908
Checkpoint Systems, Inc.	80,420	833,151
DTS, Inc. (A) (B)	26,140	937,119
II-VI, Inc. (A) (B)	49,375	878,381
Itron, Inc. (A) (B)	23,755	851,854
Methode Electronics, Inc.	19,595	832,004
Rogers Corp. (A)	11,285	820,532
Sanmina Corp. (A)	37,005	752,312
Tech Data Corp. (A) (B)	16,070	905,866

		9,616,661

Energy Equipment & Services - 3.3%
Gulfmark Offshore, Inc., Class A (B)	57,015	855,795
Helix Energy Solutions Group, Inc., Class A (A)	59,205	975,699
Hornbeck Offshore Services, Inc. (A) (B)	41,935	958,215
Noble Corp. PLC (B)	58,125	1,006,144
Oil States International, Inc. (A)	21,765	1,035,796
Parker Drilling Co. (A)	236,700	887,625
SEACOR Holdings, Inc. (A)	12,840	932,954
Superior Energy Services, Inc.	38,300	976,650
Tidewater, Inc. (B)	38,635	1,069,803

		8,698,681

Food & Staples Retailing - 0.3%
SUPERVALU, Inc. (A)	78,360	688,784

Food Products - 1.0%
Cal-Maine Foods, Inc. (B)	23,555	1,053,144
Lancaster Colony Corp.	9,675	867,461
Sanderson Farms, Inc. (B)	10,435	783,877

		2,704,482

Health Care Equipment & Supplies - 4.6%
Alere, Inc. (A)	18,290	868,409
Analogic Corp.	10,555	891,897
Anika Therapeutics, Inc. (A)	22,535	768,894
CONMED Corp. (B)	19,350	971,950
Cyberonics, Inc. (A)	14,145	861,572
Greatbatch, Inc. (A)	16,540	891,837
Hill-Rom Holdings, Inc.	18,815	939,621
ICU Medical, Inc., Class B (A)	9,870	832,732
Meridian Bioscience, Inc. (B)	48,675	862,521
Natus Medical, Inc. (A)	23,040	868,838
NuVasive, Inc. (A)	19,075	853,225
OraSure Technologies, Inc. (A)	120,055	756,347
STERIS Corp.	12,995	864,168
Thoratec Corp. (A) (B)	21,700	870,387

		12,102,398

Health Care Providers & Services - 6.0%
Alliance HealthCare Services, Inc. (A) (B)	39,080	831,232
Almost Family, Inc. (A) (B)	20,445	884,860
Amsurg Corp., Class A (A) (B)	14,605	916,026
Bio-Reference Laboratories, Inc. (A)	26,610	881,323
Chemed Corp. (B)	7,675	884,544
Health Net, Inc. (A)	15,590	820,814
IPC Healthcare, Inc. (A) (B)	19,160	937,307
Kindred Healthcare, Inc.	38,060	873,477
Landauer, Inc. (B)	26,585	857,632

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
LHC Group, Inc. (A)	26,820	$ 859,849
LifePoint Hospitals, Inc. (A)	12,240	916,531
Magellan Health, Inc. (A)	12,925	818,153
Molina Healthcare, Inc. (A)	13,605	805,824
Patterson Cos., Inc.	18,955	890,032
Select Medical Holdings Corp.	64,050	931,927
Triple-S Management Corp., Class B (A)	46,620	872,726
US Physical Therapy, Inc.	19,170	904,057
VCA, Inc. (A)	16,995	866,235

		15,752,549

Health Care Technology - 2.1%
Computer Programs & Systems, Inc. (B)	15,525	812,423
HMS Holdings Corp. (A) (B)	57,870	984,369
MedAssets, Inc. (A) (B)	41,895	847,955
Merge Healthcare, Inc. (A)	181,145	900,291
Omnicell, Inc. (A)	25,865	918,983
Quality Systems, Inc. (B)	55,895	871,682

		5,335,703

Hotels, Restaurants & Leisure - 1.0%
Cracker Barrel Old Country Store, Inc. (B)	6,220	824,026
Marriott Vacations Worldwide Corp. (B)	11,250	924,862
Ruth’s Hospitality Group, Inc.	58,275	847,901

		2,596,789

Household Durables - 0.3%
Universal Electronics, Inc. (A)	14,175	764,599

Independent Power and Renewable Electricity Producers - 0.4%
Atlantic Power Corp.	335,745	1,091,171

Insurance - 2.4%
Aspen Insurance Holdings, Ltd.	19,475	910,067
Assured Guaranty, Ltd.	33,430	868,846
Endurance Specialty Holdings, Ltd.	14,950	902,681
RenaissanceRe Holdings, Ltd.	9,160	938,808
Safety Insurance Group, Inc.	15,485	900,453
Selective Insurance Group, Inc.	31,900	859,386
Validus Holdings, Ltd.	21,965	918,796

		6,299,037

Internet & Catalog Retail - 1.0%
Blue Nile, Inc. (A)	32,775	891,808
Nutrisystem, Inc. (B)	48,120	916,686
PetMed Express, Inc. (B)	55,540	879,198

		2,687,692

Internet Software & Services - 1.3%
Blucora, Inc. (A) (B)	70,605	965,170
DHI Group, Inc. (A) (B)	102,385	778,126
Liquidity Services, Inc. (A)	95,745	896,173
Monster Worldwide, Inc. (A) (B)	144,630	851,871

		3,491,340

IT Services - 1.7%
Convergys Corp. (B)	39,725	900,963
CSG Systems International, Inc. (B)	30,040	874,765
Leidos Holdings, Inc. (B)	21,535	896,717
ManTech International Corp., Class A	27,125	792,864
Sykes Enterprises, Inc. (A)	38,145	954,769

		4,420,078

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Leisure Products - 0.4%
Nautilus, Inc., Class A (A)	54,995	$ 924,466

Life Sciences Tools & Services - 2.3%
Affymetrix, Inc. (A) (B)	71,580	868,265
Bio-Rad Laboratories, Inc., Class A (A) (B)	6,645	893,420
Bruker Corp. (A) (B)	47,430	899,273
Cambrex Corp. (A)	21,605	831,577
Charles River Laboratories International, Inc. (A)	11,705	809,518
ICON PLC (A)	13,150	846,071
PAREXEL International Corp. (A)	13,150	836,011

		5,984,135

Machinery - 3.9%
Actuant Corp., Class A	38,105	907,661
AGCO Corp.	19,575	1,008,308
Blount International, Inc. (A) (B)	71,805	952,134
Briggs & Stratton Corp. (B)	46,195	903,112
Federal Signal Corp.	58,930	926,380
Hyster-Yale Materials Handling, Inc.	12,355	906,116
Kennametal, Inc. (B)	26,580	941,198
Meritor, Inc. (A)	73,295	961,630
SPX Corp.	10,765	828,905
Terex Corp. (B)	34,475	946,684
Wabash National Corp. (A)	65,645	920,343

		10,202,471

Media - 0.6%
Harte-Hanks, Inc.	118,705	806,007
John Wiley & Sons, Inc., Class A	15,085	858,035

		1,664,042

Metals & Mining - 3.3%
Cliffs Natural Resources, Inc. (B)	190,935	1,134,154
Dominion Diamond Corp. (A)	52,745	1,039,604
Kaiser Aluminum Corp. (B)	12,210	981,318
Materion Corp.	24,530	980,955
Schnitzer Steel Industries, Inc., Class A (B)	53,955	939,896
Silver Standard Resources, Inc. (A)	173,315	943,700
Steel Dynamics, Inc.	44,975	995,297
Thompson Creek Metals Co., Inc. (A)	584,635	736,640
U.S. Steel Corp. (B)	37,920	910,838

		8,662,402

Multi-Utilities - 0.7%
MDU Resources Group, Inc.	41,240	919,240
Vectren Corp.	20,800	897,936

		1,817,176

Multiline Retail - 0.4%
Big Lots, Inc. (B)	19,575	892,033

Oil, Gas & Consumable Fuels - 3.6%
Alpha Natural Resources, Inc. (A) (B)	909,305	736,537
Arch Coal, Inc. (A) (B)	883,075	860,292
Cloud Peak Energy, Inc. (A) (B)	154,875	1,005,139
EXCO Resources, Inc. (B)	459,200	945,952
Gran Tierra Energy, Inc. (A)	309,225	1,150,317
Hugoton Royalty Trust	157,800	800,046
Pacific Ethanol, Inc. (A) (B)	79,790	954,288
Peabody Energy Corp. (B)	180,785	855,113
REX American Resources Corp., Class A (A) (B)	14,870	940,081
Teekay Tankers, Ltd., Class A	160,335	1,010,111

		9,257,876

	Shares	Value
COMMON STOCKS (continued)
Paper & Forest Products - 1.0%
Mercer International, Inc. (A)	65,265	$ 933,289
P.H. Glatfelter Co.	34,065	844,812
Schweitzer-Mauduit International, Inc. (B)	19,975	883,095

		2,661,196

Personal Products - 1.0%
Avon Products, Inc. (B)	112,275	917,287
Medifast, Inc. (A)	27,610	828,300
USANA Health Sciences, Inc. (A)	7,765	883,191

		2,628,778

Pharmaceuticals - 0.7%
SciClone Pharmaceuticals, Inc. (A)	101,370	828,193
Sucampo Pharmaceuticals, Inc., Class A (A)	50,825	902,652

		1,730,845

Professional Services - 1.7%
CRA International, Inc. (A)	29,780	869,576
FTI Consulting, Inc. (A)	24,150	992,807
Heidrick & Struggles International, Inc.	36,985	889,859
Insperity, Inc.	18,330	882,773
Resources Connection, Inc.	52,615	829,212

		4,464,227

Real Estate Investment Trusts - 8.4%
AG Mortgage Investment Trust, Inc.	48,415	930,536
Agree Realty Corp.	26,635	819,825
American Capital Mortgage Investment Corp.	47,000	824,380
Capstead Mortgage Corp. (B)	72,710	847,072
Corporate Office Properties Trust (B)	30,800	812,812
Cousins Properties, Inc. (B)	83,265	811,001
CYS Investments, Inc. (B)	96,785	863,322
DuPont Fabros Technology, Inc. (B)	28,895	900,079
Dynex Capital, Inc. (B)	107,375	859,000
EPR Properties (B)	14,280	823,528
Franklin Street Properties Corp.	69,205	817,311
Government Properties Income Trust (B)	39,880	831,099
Hatteras Financial Corp.	48,855	882,321
Home Properties, Inc. (B)	12,575	925,017
Inland Real Estate Corp. (B)	79,265	815,637
Investors Real Estate Trust	106,850	766,115
Mack-Cali Realty Corp.	45,610	818,700
MFA Financial, Inc.	116,275	903,457
Newcastle Investment Corp.	175,395	934,855
Omega Healthcare Investors, Inc.	20,385	735,695
Parkway Properties, Inc.	53,935	877,522
Piedmont Office Realty Trust, Inc., Class A	46,005	804,167
Saul Centers, Inc.	15,820	796,062
Select Income REIT (B)	34,425	798,316
Senior Housing Properties Trust	42,145	862,708
Weingarten Realty Investors	25,730	842,915

		21,903,452

Road & Rail - 0.6%
ArcBest Corp.	22,145	790,577
Con-way, Inc.	21,065	865,771

		1,656,348

Semiconductors & Semiconductor Equipment - 4.7%
Advanced Energy Industries, Inc. (A)	36,070	882,272
Cabot Microelectronics Corp., Class A (A)	18,345	867,719

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Fairchild Semiconductor International, Inc., Class A (A) (B)	49,805	$ 904,708
FormFactor, Inc., Class A (A)	98,750	787,038
Integrated Device Technology, Inc. (A) (B)	46,365	843,379
Intersil Corp., Class A (B)	62,660	836,511
Kulicke & Soffa Industries, Inc. (A)	59,120	893,303
MKS Instruments, Inc.	26,375	918,114
OmniVision Technologies, Inc. (A)	33,385	931,275
Pericom Semiconductor Corp.	62,010	776,365
PMC-Sierra, Inc. (A)	101,145	852,652
Silicon Laboratories, Inc. (A) (B)	17,975	928,768
Tessera Technologies, Inc.	22,965	829,266
Xcerra Corp. (A)	96,165	945,302

		12,196,672

Software - 0.7%
Progress Software Corp. (A)	36,285	957,924
Rovi Corp. (A) (B)	50,405	932,997

		1,890,921

Specialty Retail - 4.6%
Abercrombie & Fitch Co., Class A (B)	42,070	945,734
American Eagle Outfitters, Inc. (B)	53,085	844,582
Brown Shoe Co., Inc.	29,895	887,881
Buckle, Inc. (B)	18,495	828,576
Build-A-Bear Workshop, Inc. (A) (B)	43,110	794,517
Cato Corp., Class A	20,960	824,566
Chico’s FAS, Inc. (B)	51,945	875,793
Children’s Place, Inc. (B)	14,400	873,504
Citi Trends, Inc. (A)	34,920	795,478
GameStop Corp., Class A (B)	24,180	931,897
Guess?, Inc. (B)	47,835	875,859
Outerwall, Inc. (B)	13,890	922,713
Select Comfort Corp. (A)	26,735	823,973
Zumiez, Inc. (A) (B)	23,700	751,527

		11,976,600

Technology Hardware, Storage & Peripherals - 0.7%
Lexmark International, Inc., Class A (B)	21,915	972,807
QLogic Corp. (A) (B)	63,690	936,243

		1,909,050

Textiles, Apparel & Luxury Goods - 1.4%
Iconix Brand Group, Inc. (A) (B)	27,300	718,263
Movado Group, Inc. (B)	29,035	850,145
Perry Ellis International, Inc. (A) (B)	36,845	881,332
Skechers U.S.A., Inc., Class A (A) (B)	12,465	1,120,853

		3,570,593

Thrifts & Mortgage Finance - 1.1%
Dime Community Bancshares, Inc. (B)	56,410	898,047
HomeStreet, Inc. (A)	48,825	1,009,701
Oritani Financial Corp.	61,595	917,766

		2,825,514

Trading Companies & Distributors - 0.4%
Aircastle, Ltd.	40,375	968,192

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 0.7%
Shenandoah Telecommunications Co.	26,830	$ 924,562
Spok Holdings, Inc.	43,835	825,194

		1,749,756

Total Common Stocks (Cost $255,714,454)		257,771,226

SECURITIES LENDING COLLATERAL - 22.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (C)	57,478,890	57,478,890

Total Securities Lending Collateral (Cost $57,478,890)		57,478,890

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.01% (C), dated 04/30/2015, to be repurchased at $ 3,120,077 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 11/01/2027, and with a value of $3,183,299.	$ 3,120,076	3,120,076

Total Repurchase Agreement (Cost $3,120,076)		3,120,076

Total Investments (Cost $316,313,420) (D)		318,370,192
Net Other Assets (Liabilities) - (22.0)%		(57,469,539)

Net Assets - 100.0%		$ 260,900,653

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stocks	$257,771,226	$—	$—	$257,771,226
Securities Lending Collateral	57,478,890	—	—	57,478,890
Repurchase Agreement	—	3,120,076	—	3,120,076

Total Investments	$315,250,116	$3,120,076	$—	$318,370,192

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $55,756,388. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at April 30, 2015.
(D)	Aggregate cost for federal income tax purposes is $316,313,420. Aggregate gross unrealized appreciation and depreciation for all securities is $15,544,178 and $13,487,406, respectively. Net unrealized appreciation for tax purposes is $2,056,772.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 97.7%
Aerospace & Defense - 1.0%
Engility Holdings, Inc.	205,410	$ 5,724,777

Auto Components - 1.1%
Dorman Products, Inc. (A) (B)	132,550	6,207,317

Banks - 11.5%
BancorpSouth, Inc. (A)	688,050	16,657,690
Bank of the Ozarks, Inc. (A)	225,010	8,721,388
Pinnacle Financial Partners, Inc.	144,490	6,884,949
PrivateBancorp, Inc., Class A	489,020	18,127,971
South State Corp.	173,420	11,744,002

		62,136,000

Building Products - 1.5%
AAON, Inc.	35,982	862,489
Advanced Drainage Systems, Inc. (A)	266,139	7,451,892

		8,314,381

Communications Equipment - 2.0%
Aruba Networks, Inc. (B)	123,496	3,039,236
Ruckus Wireless, Inc. (A) (B)	665,370	7,771,522

		10,810,758

Diversified Consumer Services - 1.1%
Capella Education Co.	115,170	6,222,635

Diversified Financial Services - 3.0%
MarketAxess Holdings, Inc.	187,520	16,098,592

Diversified Telecommunication Services - 0.7%
Cogent Communications Holdings, Inc.	103,175	3,610,093

Electrical Equipment - 2.2%
EnerSys (A)	173,200	11,760,280

Electronic Equipment, Instruments & Components - 1.5%
InvenSense, Inc., Class A (A) (B)	540,623	8,066,095

Food Products - 5.6%
Calavo Growers, Inc.	19,395	982,357
J&J Snack Foods Corp.	103,470	10,795,025
TreeHouse Foods, Inc. (A) (B)	231,590	18,819,003

		30,596,385

Health Care Equipment & Supplies - 2.5%
Cantel Medical Corp.	188,972	8,464,056
Neogen Corp. (B)	112,500	5,010,750

		13,474,806

Health Care Providers & Services - 5.1%
Aceto Corp.	485,830	9,415,385
Air Methods Corp. (A) (B)	246,430	11,261,851
Providence Service Corp. (B)	163,650	6,958,398

		27,635,634

Health Care Technology - 2.5%
Medidata Solutions, Inc. (A) (B)	251,490	13,437,111

Hotels, Restaurants & Leisure - 4.1%
Krispy Kreme Doughnuts, Inc. (A) (B)	553,930	9,859,954
Sonic Corp.	426,790	12,227,534

		22,087,488

Internet Software & Services - 4.2%
Envestnet, Inc. (B)	308,029	15,789,566
SPS Commerce, Inc. (B)	106,380	6,942,359

		22,731,925

	Shares	Value
COMMON STOCKS (continued)
IT Services - 2.9%
MAXIMUS, Inc., Class A	250,419	$ 16,029,320

Life Sciences Tools & Services - 6.4%
Cambrex Corp. (B)	314,850	12,118,577
ICON PLC (B)	347,304	22,345,539

		34,464,116

Machinery - 5.3%
Proto Labs, Inc. (A) (B)	270,670	18,946,900
Wabash National Corp. (A) (B)	695,204	9,746,760

		28,693,660

Multiline Retail - 1.8%
Tuesday Morning Corp. (A) (B)	615,748	9,741,133

Oil, Gas & Consumable Fuels - 2.6%
Matador Resources Co. (A) (B)	213,680	5,923,209
PDC Energy, Inc. (B)	142,170	8,066,726

		13,989,935

Pharmaceuticals - 5.6%
IGI Laboratories, Inc. (A) (B)	712,645	3,620,237
Lannett Co., Inc. (A) (B)	92,299	5,307,192
Prestige Brands Holdings, Inc. (B)	310,880	12,202,040
Sagent Pharmaceuticals, Inc. (A) (B)	296,490	6,911,182
Supernus Pharmaceuticals, Inc. (B)	168,250	2,153,600

		30,194,251

Professional Services - 2.2%
WageWorks, Inc. (B)	233,543	11,770,567

Road & Rail - 2.9%
Celadon Group, Inc.	329,750	8,520,740
Saia, Inc. (B)	171,561	6,991,111

		15,511,851

Semiconductors & Semiconductor Equipment - 4.6%
CEVA, Inc. (A) (B)	278,071	5,756,070
Silicon Laboratories, Inc. (B)	370,270	19,131,851

		24,887,921

Software - 3.9%
Ellie Mae, Inc. (A) (B)	382,430	21,033,650

Specialty Retail - 4.5%
Asbury Automotive Group, Inc. (B)	160,920	13,522,108
Monro Muffler Brake, Inc. (A)	183,370	10,982,029

		24,504,137

Textiles, Apparel & Luxury Goods - 5.4%
G-III Apparel Group, Ltd. (B)	148,630	16,524,684
Steven Madden, Ltd., Class B (B)	320,517	12,506,573

		29,031,257

Total Common Stocks (Cost $427,428,330)		528,766,075

SECURITIES LENDING COLLATERAL - 20.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (C)	108,019,050	108,019,050

Total Securities Lending Collateral (Cost $108,019,050)		108,019,050

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

Principal	Value
REPURCHASE AGREEMENT - 3.5%

State Street Bank & Trust Co. 0.01% (C), dated 04/30/2015, to be repurchased at $18,958,297 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $19,340,494.

$ 18,958,292	$ 18,958,292

Total Repurchase Agreement (Cost $18,958,292)	18,958,292

Total Investments (Cost $554,405,672) (D)	655,743,417
Net Other Assets (Liabilities) - (21.2)%	(114,582,267)

Net Assets - 100.0%	$ 541,161,150

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stocks	$528,766,075	$—	$—	$528,766,075
Securities Lending Collateral	108,019,050	—	—	108,019,050
Repurchase Agreement	—	18,958,292	—	18,958,292

Total Investments	$636,785,125	$18,958,292	$—	$655,743,417

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $105,477,115. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at April 30, 2015.
(D)	Aggregate cost for federal income tax purposes is $554,405,672. Aggregate gross unrealized appreciation and depreciation for all securities is $114,791,495 and $13,453,750, respectively. Net unrealized appreciation for tax purposes is $101,337,745.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 96.1%
Aerospace & Defense - 2.0%
Triumph Group, Inc.	168,380	$ 9,974,831

Air Freight & Logistics - 0.9%
Air Transport Services Group, Inc. (A)	473,121	4,409,488

Airlines - 0.2%
SkyWest, Inc.	70,898	967,758

Automobiles - 0.4%
Thor Industries, Inc.	35,476	2,134,591

Banks - 10.4%
BankUnited, Inc.	341,505	11,221,854
BBCN Bancorp, Inc.	504,322	7,156,329
East-West Bancorp, Inc.	211,026	8,565,545
FirstMerit Corp.	496,756	9,622,164
FNB Corp.	408,120	5,415,753
Hancock Holding Co.	157,433	4,582,875
Trustmark Corp., Class A	258,054	6,141,685

		52,706,205

Biotechnology - 0.4%
PDL Biopharma, Inc. (B)	321,891	2,147,013

Capital Markets - 5.9%
Ares Capital Corp. (B)	595,655	10,138,048
Fifth Street Finance Corp.	396,631	2,827,979
Janus Capital Group, Inc. (B)	191,584	3,429,354
New Mountain Finance Corp. (B)	337,069	5,035,811
Stifel Financial Corp. (A)	82,622	4,365,746
Waddell & Reed Financial, Inc., Class A	78,817	3,887,254

		29,684,192

Chemicals - 0.6%
Koppers Holdings, Inc.	133,039	2,990,717

Commercial Services & Supplies - 4.8%
ACCO Brands Corp. (A)	431,990	3,399,761
Brink’s Co.	136,133	3,603,441
Deluxe Corp.	71,971	4,660,122
Ennis, Inc.	151,174	2,325,056
R.R. Donnelley & Sons Co. (B)	203,719	3,793,248
Tetra Tech, Inc.	244,888	6,638,914

		24,420,542

Communications Equipment - 2.2%
ADTRAN, Inc.	323,722	5,377,022
Black Box Corp.	183,783	3,657,282
Plantronics, Inc.	37,796	2,013,393

		11,047,697

Consumer Finance - 4.0%
Encore Capital Group, Inc. (A) (B)	253,861	10,266,139
World Acceptance Corp. (A) (B)	120,655	10,209,826

		20,475,965

Containers & Packaging - 1.8%
Greif, Inc., Class A	116,870	4,763,621
Sonoco Products Co.	103,732	4,635,783

		9,399,404

Diversified Financial Services - 0.8%
Gain Capital Holdings, Inc., Class A (B)	414,847	4,098,688

Electric Utilities - 4.7%
ALLETE, Inc.	217,034	10,916,810
Portland General Electric Co. (B)	369,728	12,999,637

		23,916,447

	Shares	Value
COMMON STOCKS (continued)
Electrical Equipment - 2.5%
EnerSys	84,145	$ 5,713,445
Franklin Electric Co., Inc.	104,976	3,795,932
GrafTech International, Ltd. (A) (B)	690,207	3,340,602

		12,849,979

Electronic Equipment, Instruments & Components - 8.6%
Anixter International, Inc. (A)	78,058	5,510,895
CTS Corp.	178,021	3,193,697
Ingram Micro, Inc., Class A (A)	326,075	8,204,047
Knowles Corp. (A) (B)	330,390	6,333,576
Park Electrochemical Corp.	170,825	3,710,319
Plexus Corp. (A)	95,336	4,104,215
ScanSource, Inc. (A)	165,837	6,608,604
Vishay Intertechnology, Inc. (B)	483,507	6,130,869

		43,796,222

Energy Equipment & Services - 2.2%
Atwood Oceanics, Inc. (B)	154,015	5,141,021
Gulfmark Offshore, Inc., Class A (B)	102,000	1,531,020
Tidewater, Inc. (B)	157,063	4,349,074

		11,021,115

Food & Staples Retailing - 1.0%
SpartanNash Co.	164,800	4,972,016

Food Products - 0.5%
Sanderson Farms, Inc. (B)	32,221	2,420,441

Health Care Equipment & Supplies - 1.9%
Anika Therapeutics, Inc. (A)	152,875	5,216,095
Hill-Rom Holdings, Inc.	94,037	4,696,208

		9,912,303

Health Care Providers & Services - 1.8%
IPC Healthcare, Inc. (A)	66,551	3,255,675
PharMerica Corp. (A)	197,761	5,667,830

		8,923,505

Hotels, Restaurants & Leisure - 0.9%
Ruth’s Hospitality Group, Inc.	303,242	4,412,171

Insurance - 5.4%
American Equity Investment Life Holding Co.	127,926	3,447,606
FBL Financial Group, Inc., Class A	26,962	1,571,076
Hanover Insurance Group, Inc.	63,160	4,330,881
HCC Insurance Holdings, Inc.	101,152	5,761,618
Stewart Information Services Corp.	136,286	4,974,439
Validus Holdings, Ltd.	179,004	7,487,737

		27,573,357

Machinery - 4.1%
Actuant Corp., Class A	41,338	984,671
TriMas Corp. (A)	368,501	10,380,673
Woodward, Inc.	200,375	9,427,644

		20,792,988

Metals & Mining - 1.6%
Kaiser Aluminum Corp. (B)	98,519	7,917,972

Oil, Gas & Consumable Fuels - 1.3%
Rosetta Resources, Inc. (A)	128,351	2,930,253
Stone Energy Corp. (A)	78,892	1,346,687
Triangle Petroleum Corp. (A) (B)	396,406	2,366,544

		6,643,484

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.5%
Nu Skin Enterprises, Inc., Class A (B)	47,136	$ 2,665,541

Professional Services - 3.2%
CBIZ, Inc. (A) (B)	602,653	5,447,983
FTI Consulting, Inc. (A)	62,908	2,586,148
Korn/Ferry International	265,855	8,382,408

		16,416,539

Real Estate Investment Trusts - 10.5%
First Potomac Realty Trust	338,890	3,632,901
Hersha Hospitality Trust, Class A	1,613,408	10,374,213
iStar Financial, Inc. (A)	662,062	8,964,319
LaSalle Hotel Properties	325,792	11,953,309
Medical Properties Trust, Inc.	494,213	6,909,098
New Senior Investment Group, Inc. (B)	184,956	2,988,889
Parkway Properties, Inc.	311,063	5,060,995
Ramco-Gershenson Properties Trust	198,969	3,477,978

		53,361,702

Semiconductors & Semiconductor Equipment - 1.4%
Integrated Silicon Solution, Inc.	31,204	578,834
Teradyne, Inc.	346,154	6,317,311

		6,896,145

Specialty Retail - 8.6%
DSW, Inc., Class A	115,685	4,195,895
Express, Inc. (A)	140,741	2,294,078
Finish Line, Inc., Class A	146,252	3,587,562
Genesco, Inc. (A)	122,372	8,271,123
Outerwall, Inc. (B)	169,093	11,232,848
Rent-A-Center, Inc.	208,176	6,162,010
Select Comfort Corp. (A)	25,472	785,047
Sonic Automotive, Inc., Class A (B)	299,013	6,981,953

		43,510,516

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 0.6%
QLogic Corp. (A)	196,677	$ 2,891,152

Textiles, Apparel & Luxury Goods - 0.4%
Crocs, Inc. (A) (B)	38,383	506,656
Iconix Brand Group, Inc. (A) (B)	52,474	1,380,590

		1,887,246

Total Common Stocks (Cost $429,560,895)		487,237,932

SECURITIES LENDING COLLATERAL - 19.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (C)	96,297,204	96,297,204

Total Securities Lending Collateral (Cost $96,297,204)		96,297,204

	Principal	Value
REPURCHASE AGREEMENT - 4.2%
State Street Bank & Trust Co. 0.01% (C), dated 04/30/2015, to be repurchased at $21,409,167 on 05/01/2015. Collateralized by U.S. Government Agency Obligations, 3.50%, due 08/15/2029 - 01/01/2032, and with a total value of $21,839,399.	$ 21,409,161	21,409,161

Total Repurchase Agreement (Cost $21,409,161)		21,409,161

Total Investments (Cost $547,267,260) (D)		604,944,297
Net Other Assets (Liabilities) - (19.3)%		(98,070,730)

Net Assets - 100.0%		$ 506,873,567

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stocks	$487,237,932	$—	$—	$487,237,932
Securities Lending Collateral	96,297,204	—	—	96,297,204
Repurchase Agreement	—	21,409,161	—	21,409,161

Total Investments	$583,535,136	$21,409,161	$—	$604,944,297

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $93,964,018. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at April 30, 2015.
(D)	Aggregate cost for federal income tax purposes is $547,267,260. Aggregate gross unrealized appreciation and depreciation for all securities is $81,770,175 and $24,093,138, respectively. Net unrealized appreciation for tax purposes is $57,677,037.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 1.5%
Aerovironment, Inc. (A) (B)	104,939	$ 2,686,438
Curtiss-Wright Corp.	35,000	2,557,100
Orbital ATK, Inc. (A)	28,062	2,053,016
Spirit Aerosystems Holdings, Inc., Class A (B)	154,930	7,884,388

		15,180,942

Airlines - 0.2%
American Airlines Group, Inc.	36,895	1,781,475

Auto Components - 1.3%
American Axle & Manufacturing Holdings, Inc. (B)	127,900	3,188,547
Dana Holding Corp. (A)	98,000	2,113,860
Gentex Corp.	100,500	1,743,675
Magna International, Inc., Class A	81,585	4,114,332
Stoneridge, Inc. (A) (B)	186,000	2,239,440

		13,399,854

Automobiles - 0.5%
Fiat Chrysler Automobiles NV (A) (B)	370,700	5,467,825

Banks - 7.1%
Berkshire Hills Bancorp, Inc.	131,531	3,684,183
CIT Group, Inc.	51,020	2,297,431
First Citizens BancShares, Inc., Class A	29,163	7,009,036
First Community Bancshares, Inc.	221,340	3,709,658
First Republic Bank, Class A	40,000	2,331,600
Lakeland Bancorp, Inc., Class A	356,000	4,040,600
Sandy Spring Bancorp, Inc. (A)	163,000	4,247,780
Sterling Bancorp	331,000	4,296,380
SunTrust Banks, Inc.	297,985	12,366,378
Umpqua Holdings Corp.	145,500	2,474,955
United Community Banks, Inc.	116,400	2,166,204
Washington Trust Bancorp, Inc. (A)	58,821	2,177,553
Webster Financial Corp.	509,700	18,262,551
Wilshire Bancorp, Inc.	258,000	2,721,900

		71,786,209

Beverages - 0.2%
Molson Coors Brewing Co., Class B	25,525	1,876,343

Building Products - 1.2%
Caesarstone Sdot-Yam, Ltd. (A)	90,000	5,331,600
Continental Building Products, Inc. (B)	248,500	5,469,485
Norcraft Cos., Inc. (A) (B)	45,000	1,161,900
Quanex Building Products Corp.	9,500	183,350

		12,146,335

Capital Markets - 5.5%
E*TRADE Financial Corp. (B)	481,175	13,853,028
Invesco, Ltd.	262,880	10,888,490
Janus Capital Group, Inc. (A)	162,000	2,899,800
LPL Financial Holdings, Inc. (A)	14,000	566,580
Northern Trust Corp.	80,016	5,853,170
Piper Jaffray Cos. (B)	42,500	2,144,125
Raymond James Financial, Inc.	227,945	12,885,731
Stifel Financial Corp. (B)	71,000	3,751,640
Waddell & Reed Financial, Inc., Class A	48,500	2,392,020

		55,234,584

Chemicals - 1.5%
Celanese Corp., Series A	54,110	3,590,740
Mosaic Co.	138,610	6,098,840

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Olin Corp.	105,850	$ 3,125,750
OM Group, Inc.	89,400	2,685,576

		15,500,906

Commercial Services & Supplies - 1.1%
HNI Corp.	76,000	3,544,640
KAR Auction Services, Inc.	161,380	6,004,950
Knoll, Inc.	78,000	1,776,060

		11,325,650

Communications Equipment - 1.7%
ARRIS Group, Inc. (B)	79,240	2,668,407
Ciena Corp. (A) (B)	215,060	4,580,778
Harmonic, Inc. (B)	290,000	2,032,900
Harris Corp.	46,435	3,725,944
KVH Industries, Inc. (A) (B)	287,500	3,878,375

		16,886,404

Construction & Engineering - 0.9%
Comfort Systems USA, Inc., Class A	175,500	3,631,095
EMCOR Group, Inc.	82,000	3,659,660
Granite Construction, Inc.	63,000	2,186,730

		9,477,485

Consumer Finance - 0.8%
Discover Financial Services	99,020	5,740,189
Synchrony Financial (A) (B)	81,966	2,553,241

		8,293,430

Containers & Packaging - 0.7%
Berry Plastics Group, Inc. (B)	103,500	3,541,770
Crown Holdings, Inc. (B)	65,420	3,549,689

		7,091,459

Diversified Consumer Services - 0.4%
ServiceMaster Global Holdings, Inc. (B)	102,900	3,556,224

Diversified Financial Services - 0.9%
Voya Financial, Inc.	223,865	9,478,444

Diversified Telecommunication Services - 0.9%
Level 3 Communications, Inc. (B)	155,620	8,705,383

Electric Utilities - 0.8%
Exelon Corp. (A)	250,470	8,520,989

Electrical Equipment - 0.5%
Regal Beloit Corp.	62,500	4,887,500

Electronic Equipment, Instruments & Components - 2.5%
Belden, Inc.	37,000	3,106,150
Control4 Corp. (A) (B)	368,500	4,318,820
Daktronics, Inc.	194,000	2,081,620
Orbotech, Ltd. (B)	334,000	5,995,300
Rofin-Sinar Technologies, Inc. (B)	105,300	2,491,398
Universal Display Corp., Class A (A) (B)	101,500	4,473,105
Vishay Intertechnology, Inc. (A)	250,000	3,170,000

		25,636,393

Energy Equipment & Services - 0.9%
Helix Energy Solutions Group, Inc., Class A (B)	110,500	1,821,040
Precision Drilling Corp.	969,675	7,049,537

		8,870,577

Food & Staples Retailing - 0.7%
Whole Foods Market, Inc.	138,470	6,613,327

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Food Products - 1.6%
J&J Snack Foods Corp.	16,000	$ 1,669,280
Pinnacle Foods, Inc.	96,080	3,896,044
Tyson Foods, Inc., Class A	263,285	10,399,757

		15,965,081

Gas Utilities - 0.6%
Atmos Energy Corp.	114,310	6,172,740

Health Care Equipment & Supplies - 2.8%
AngioDynamics, Inc. (A) (B)	188,400	3,144,396
Boston Scientific Corp. (B)	371,300	6,616,566
Globus Medical, Inc., Class A (B)	136,875	3,269,944
Greatbatch, Inc. (B)	72,657	3,917,665
Halyard Health, Inc. (A) (B)	111,700	5,415,216
Hologic, Inc. (B)	177,665	5,994,417

		28,358,204

Health Care Providers & Services - 5.3%
AMN Healthcare Services, Inc. (B)	162,000	3,695,220
Anthem, Inc.	42,145	6,360,945
HCA Holdings, Inc. (B)	161,520	11,954,095
Health Net, Inc. (B)	60,000	3,159,000
HealthSouth Corp. (A)	80,500	3,640,210
Laboratory Corp. of America Holdings (B)	55,665	6,655,307
MEDNAX, Inc. (A) (B)	41,965	2,970,283
PharMerica Corp. (B)	98,000	2,808,680
VCA, Inc. (B)	174,135	8,875,661
WellCare Health Plans, Inc. (A) (B)	41,000	3,174,630

		53,294,031

Health Care Technology - 0.4%
Omnicell, Inc. (B)	105,000	3,730,650

Hotels, Restaurants & Leisure - 1.1%
Bloomin’ Brands, Inc.	337,075	7,638,120
Churchill Downs, Inc.	33,000	3,932,610

		11,570,730

Household Durables - 1.0%
Harman International Industries, Inc.	28,150	3,670,197
Helen of Troy, Ltd. (B)	38,000	3,329,180
La-Z-Boy, Inc.	114,500	3,001,045

		10,000,422

Household Products - 0.4%
Spectrum Brands Holdings, Inc., Class A	39,500	3,611,485

Independent Power and Renewable Electricity Producers - 1.2%
Dynegy, Inc., Class A (B)	166,844	5,550,900
NRG Energy, Inc.	242,175	6,112,497

		11,663,397

Insurance - 3.2%
Allied World Assurance Co. Holdings AG	19,284	793,344
Aspen Insurance Holdings, Ltd.	59,000	2,757,070
Hartford Financial Services Group, Inc.	195,055	7,952,392
Lincoln National Corp.	14,280	806,677
Selective Insurance Group, Inc.	228,000	6,142,320
United Fire Group, Inc.	230,843	6,895,281
Validus Holdings, Ltd.	51,500	2,154,245
XL Group PLC, Class A	118,850	4,406,958

		31,908,287

Internet & Catalog Retail - 0.5%
Expedia, Inc.	34,465	3,247,637

	Shares	Value
COMMON STOCKS (continued)
Internet & Catalog Retail (continued)
Nutrisystem, Inc.	104,000	$ 1,981,200

		5,228,837

Internet Software & Services - 0.9%
AOL, Inc. (B)	100,000	3,990,000
Blucora, Inc. (A) (B)	71,500	977,405
IAC/InterActiveCorp	53,500	3,735,370
XO Group, Inc. (B)	4,000	65,040

		8,767,815

IT Services - 1.6%
Booz Allen Hamilton Holding Corp., Class A	212,975	5,856,813
CoreLogic, Inc. (B)	96,455	3,772,355
Global Payments, Inc.	37,500	3,760,500
Sykes Enterprises, Inc. (B)	115,500	2,890,965

		16,280,633

Life Sciences Tools & Services - 0.3%
Quintiles Transnational Holdings, Inc. (B)	45,360	2,988,317

Machinery - 5.3%
Allison Transmission Holdings, Inc., Class A	508,405	15,597,865
Altra Industrial Motion Corp. (A)	100,500	2,650,185
Columbus McKinnon Corp.	58,500	1,483,560
Douglas Dynamics, Inc. (A)	61,600	1,339,800
ITT Corp.	210,000	8,326,500
Mueller Industries, Inc.	101,500	3,556,560
NN, Inc. (A)	194,000	4,881,040
Oshkosh Corp. (A)	35,000	1,884,400
Stanley Black & Decker, Inc.	40,545	4,001,792
Trinity Industries, Inc. (A)	254,650	6,898,468
Watts Water Technologies, Inc., Class A	55,500	3,027,525

		53,647,695

Media - 1.7%
AMC Networks, Inc., Class A (A) (B)	24,500	1,848,280
Gannett Co., Inc.	158,135	5,427,193
News Corp., Class A (B)	147,400	2,325,972
Starz, Class A (A) (B)	197,730	7,776,721

		17,378,166

Metals & Mining - 1.4%
Alcoa, Inc.	239,950	3,220,129
Allegheny Technologies, Inc.	69,100	2,348,709
Kaiser Aluminum Corp. (A)	40,500	3,254,985
U.S. Steel Corp. (A)	219,125	5,263,382

		14,087,205

Multi-Utilities - 2.8%
Ameren Corp.	147,900	6,055,026
DTE Energy Co.	115,435	9,192,089
NorthWestern Corp.	125,000	6,511,250
PG&E Corp.	120,075	6,354,369

		28,112,734

Multiline Retail - 0.4%
Kohl’s Corp.	50,275	3,602,204

Oil, Gas & Consumable Fuels - 4.0%
EnCana Corp.	360,085	5,116,808
Energen Corp.	112,020	7,972,463
Gulfport Energy Corp. (B)	68,000	3,327,920
Hess Corp.	98,025	7,538,122
Newfield Exploration Co. (B)	173,795	6,819,716

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
REX American Resources Corp., Class A (A) (B)	22,800	$ 1,441,416
Valero Energy Corp.	102,075	5,808,068
Western Refining, Inc.	61,500	2,709,075

		40,733,588

Paper & Forest Products - 1.1%
Domtar Corp.	68,500	2,960,570
International Paper Co.	103,390	5,554,111
P.H. Glatfelter Co.	114,000	2,827,200

		11,341,881

Pharmaceuticals - 0.7%
Lannett Co., Inc. (A) (B)	76,260	4,384,950
Nektar Therapeutics (A) (B)	295,933	2,817,282

		7,202,232

Professional Services - 0.5%
Heidrick & Struggles International, Inc.	69,000	1,660,140
On Assignment, Inc. (B)	100,000	3,365,000

		5,025,140

Real Estate Investment Trusts - 8.0%
BioMed Realty Trust, Inc., Class B (A)	543,482	11,277,251
Brandywine Realty Trust (A)	251,100	3,661,038
CBL & Associates Properties, Inc.	216,725	3,903,217
DiamondRock Hospitality Co.	370,400	5,022,624
DuPont Fabros Technology, Inc. (A)	230,050	7,166,058
Excel Trust, Inc.	316,792	5,021,153
Liberty Property Trust, Series C	423,310	14,748,120
National Retail Properties, Inc.	97,000	3,724,800
Physicians Realty Trust (A)	205,500	3,411,300
SL Green Realty Corp.	79,610	9,741,080
Summit Hotel Properties, Inc.	483,500	6,367,695
Sunstone Hotel Investors, Inc.	393,551	6,131,525

		80,175,861

Real Estate Management & Development - 1.5%
CBRE Group, Inc., Class A (B)	389,355	14,927,871

Road & Rail - 1.2%
AMERCO	15,400	4,959,416
Con-way, Inc.	107,485	4,417,634
Ryder System, Inc., Class A	31,590	3,012,422

		12,389,472

Semiconductors & Semiconductor Equipment - 6.6%
Applied Materials, Inc., Class A	272,925	5,401,186
Broadcom Corp., Class A	228,875	10,117,419
Brooks Automation, Inc., Class A	332,000	3,572,320
Cohu, Inc.	148,500	1,554,795
Entegris, Inc. (B)	320,500	4,265,855
GSI Technology, Inc. (A) (B)	180,000	952,200
Integrated Device Technology, Inc. (B)	219,300	3,989,067
Micron Technology, Inc. (A) (B)	206,500	5,808,845
MKS Instruments, Inc. (A)	74,400	2,589,864
NXP Semiconductors NV (B)	37,649	3,618,822
Qorvo, Inc. (B)	66,424	4,378,006
Sigma Designs, Inc. (B)	385,500	3,080,145
Silicon Motion Technology Corp., ADR (A)	234,200	6,864,402
Skyworks Solutions, Inc.	68,105	6,282,686
Xcerra Corp. (B)	405,500	3,986,065

		66,461,677

	Shares	Value
COMMON STOCKS (continued)
Software - 1.4%
Check Point Software Technologies, Ltd., Class A (A) (B)	62,690	$ 5,233,361
Electronic Arts, Inc. (B)	106,750	6,201,108
TiVo, Inc. (A) (B)	202,000	2,232,100

		13,666,569

Specialty Retail - 4.0%
Abercrombie & Fitch Co., Class A (A)	120,500	2,708,840
American Eagle Outfitters, Inc. (A)	1,108,635	17,638,383
ANN, Inc. (B)	80,101	3,032,624
Express, Inc. (B)	210,000	3,423,000
Finish Line, Inc., Class A	101,500	2,489,795
Foot Locker, Inc.	142,235	8,455,870
Guess?, Inc. (A)	122,400	2,241,144

		39,989,656

Technology Hardware, Storage & Peripherals - 0.9%
Western Digital Corp.	89,775	8,774,609

Textiles, Apparel & Luxury Goods - 0.9%
Coach, Inc., Class A	99,285	3,793,680
Hanesbrands, Inc.	90,400	2,809,632
Steven Madden, Ltd., Class B (B)	55,500	2,165,610

		8,768,922

Thrifts & Mortgage Finance - 1.6%
Dime Community Bancshares, Inc.	156,500	2,491,480
Oritani Financial Corp.	88,500	1,318,650
Provident Financial Services, Inc.	157,000	2,826,000
TrustCo Bank Corp. (A)	225,500	1,504,085
United Financial Bancorp, Inc.	266,908	3,403,077
Washington Federal, Inc.	193,500	4,179,600

		15,722,892

Trading Companies & Distributors - 1.6%
AerCap Holdings NV (A) (B)	175,635	8,198,642
GATX Corp. (A)	154,711	8,416,278

		16,614,920

Wireless Telecommunication Services - 0.4%
SBA Communications Corp., Class A (B)	36,930	4,277,233

Total Common Stocks (Cost $854,581,475)		994,158,894

MASTER LIMITED PARTNERSHIP - 0.5%
Capital Markets - 0.5%
Lazard, Ltd., Class A	95,000	5,037,850

Total Master Limited Partnership (Cost $4,794,350)		5,037,850

SECURITIES LENDING COLLATERAL - 12.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (C)	125,268,891	125,268,891

Total Securities Lending Collateral (Cost $125,268,891)		125,268,891

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

Principal	Value
REPURCHASE AGREEMENT - 0.9%

State Street Bank & Trust Co. 0.01% (C), dated 04/30/2015, to be repurchased at $9,360,409 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $9,550,142.

$ 9,360,406	$ 9,360,406

Total Repurchase Agreement (Cost $9,360,406)	9,360,406

Total Investments (Cost $994,005,122) (D)	1,133,826,041
Net Other Assets (Liabilities) - (12.5)%	(125,907,733)

Net Assets - 100.0%	$ 1,007,918,308

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stocks	$994,158,894	$—	$—	$994,158,894
Master Limited Partnership	5,037,850	—	—	5,037,850
Securities Lending Collateral	125,268,891	—	—	125,268,891
Repurchase Agreement	—	9,360,406	—	9,360,406

Total Investments	$1,124,465,635	$9,360,406	$—	$1,133,826,041

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $122,284,054. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at April 30, 2015.
(D)	Aggregate cost for federal income tax purposes is $994,005,122. Aggregate gross unrealized appreciation and depreciation for all securities is $169,827,352 and $30,006,433, respectively. Net unrealized appreciation for tax purposes is $139,820,919.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES - 31.1%
Auto Components - 1.7%
Cooper Tire & Rubber Co. 8.00%, 12/15/2019	$ 300,000	$ 340,500
Titan International, Inc. 6.88%, 10/01/2020 (A)	131,000	118,882

		459,382

Banks - 1.0%
Wells Fargo & Co. 7.98%, 03/15/2018 (B) (C)	250,000	275,000

Commercial Services & Supplies - 2.0%
ADT Corp. 6.25%, 10/15/2021 (A)	300,000	322,500
United Rentals North America, Inc. 8.25%, 02/01/2021	201,000	216,829

		539,329

Construction & Engineering - 1.1%
Dycom Investments, Inc. 7.13%, 01/15/2021	300,000	314,250

Consumer Finance - 1.6%
Navient Corp. Series MTN 7.25%, 01/25/2022	400,000	424,000

Diversified Financial Services - 1.9%
Credit Acceptance Corp. 7.38%, 03/15/2023 (D)	200,000	199,000
Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 6.00%, 08/01/2020	300,000	315,435

		514,435

Diversified Telecommunication Services - 1.6%
Frontier Communications Corp. 8.50%, 04/15/2020	385,000	426,388

Energy Equipment & Services - 2.1%
SEACOR Holdings, Inc. 7.38%, 10/01/2019	443,000	454,075
SESI LLC 7.13%, 12/15/2021	125,000	130,000

		584,075

Food Products - 1.9%
Post Holdings, Inc. 7.38%, 02/15/2022	500,000	518,750

Health Care Providers & Services - 2.3%
CHS / Community Health Systems, Inc. 8.00%, 11/15/2019	303,000	321,180
HealthSouth Corp. 7.75%, 09/15/2022	300,000	316,500

		637,680

Hotels, Restaurants & Leisure - 1.6%
Viking Cruises, Ltd. 8.50%, 10/15/2022 (D)	400,000	443,480

Independent Power and Renewable Electricity Producers - 1.8%
NRG Energy, Inc. 7.63%, 01/15/2018	455,000	503,912

Multiline Retail - 1.5%
Dillard’s, Inc. 7.88%, 01/01/2023	350,000	409,500

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 2.7%
Linn Energy LLC / Linn Energy Finance Corp. 8.63%, 04/15/2020	$ 400,000	$ 364,248
Stone Energy Corp. 7.50%, 11/15/2022	250,000	230,000
United Refining Co. 10.50%, 02/28/2018	140,000	147,994

		742,242

Paper & Forest Products - 2.0%
Louisiana-Pacific Corp. 7.50%, 06/01/2020	518,000	551,670

Real Estate Management & Development - 1.8%
Mobile Mini, Inc. 7.88%, 12/01/2020	480,000	504,000

Specialty Retail - 1.4%
Rent-A-Center, Inc. 6.63%, 11/15/2020 (A)	375,000	370,275

Wireless Telecommunication Services - 1.1%
T-Mobile USA, Inc. 6.63%, 11/15/2020 (A)	300,000	313,125

Total Corporate Debt Securities (Cost $8,758,094)		8,531,493

	Shares	Value
PREFERRED STOCKS - 16.0%
Banks - 2.6%
First Republic Bank 7.00%	21,000	577,710
TCF Financial Corp. Series B, 6.45%	5,000	126,950

		704,660

Consumer Finance - 1.9%
Capital One Financial Corp. Series D, 6.70% (A)	20,000	537,200

Insurance - 6.7%
Allstate Corp. Series C, 6.75% (A)	13,000	351,910
Aspen Insurance Holdings, Ltd. 7.25%	8,000	212,320
Kemper Corp. 7.38%	19,484	516,716
Maiden Holdings North America, Ltd. 7.75%	15,600	416,364
Maiden Holdings, Ltd. Series A, 8.25%	1,400	37,366
Montpelier RE Holdings, Ltd. Series A, 8.88%	12,000	313,080

		1,847,756

Real Estate Investment Trusts - 4.8%
Corporate Office Properties Trust Series L, 7.38% (A)	15,250	398,787
Digital Realty Trust, Inc. Series H, 7.38%	14,000	380,520
DuPont Fabros Technology, Inc. Series B, 7.63%	10,000	257,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
PREFERRED STOCKS (continued)
Real Estate Investment Trusts (continued)
NorthStar Realty Finance Corp. Series E, 8.75%	10,350	$ 274,586

		1,311,393

Total Preferred Stocks (Cost $4,267,901)		4,401,009

COMMON STOCKS - 47.8%
Airlines - 0.9%
Copa Holdings SA, Class A (A)	2,300	255,047

Automobiles - 1.1%
Ford Motor Co. (A)	19,800	312,840

Banks - 2.3%
SunTrust Banks, Inc. (A)	6,200	257,300
U.S. Bancorp (A)	4,275	183,269
Wells Fargo & Co.	3,500	192,850

		633,419

Capital Markets - 0.9%
Bank of New York Mellon Corp. (A)	5,750	243,455

Chemicals - 1.1%
LyondellBasell Industries NV, Class A	2,900	300,208

Communications Equipment - 1.2%
QUALCOMM, Inc. (A)	4,900	333,200

Consumer Finance - 1.2%
Capital One Financial Corp. (A)	4,000	323,400

Diversified Consumer Services - 0.7%
H&R Block, Inc. (A)	6,275	189,756

Diversified Financial Services - 1.2%
JPMorgan Chase & Co.	5,250	332,115

Diversified Telecommunication Services - 2.4%
AT&T, Inc. (A)	7,775	269,326
Verizon Communications, Inc. (A)	6,350	320,294
Windstream Holdings, Inc.	6,200	72,416

		662,036

Electric Utilities - 1.0%
PPL Corp. (A)	7,700	262,031

Electrical Equipment - 0.8%
Eaton Corp. PLC (A)	3,100	213,063

Food & Staples Retailing - 0.8%
Sysco Corp. (A)	6,100	225,883

Food Products - 2.0%
Kellogg Co. (A)	4,175	264,403
Kraft Foods Group, Inc. (A)	3,225	273,319

		537,722

Health Care Equipment & Supplies - 1.0%
Medtronic PLC	3,625	269,881

Hotels, Restaurants & Leisure - 0.3%
Wyndham Worldwide Corp. (A)	1,000	85,400

Household Durables - 1.3%
Whirlpool Corp. (A)	2,075	364,370

Household Products - 0.1%
Procter & Gamble Co.	400	31,804

Insurance - 3.1%
Assured Guaranty, Ltd. (A)	11,575	300,834
MetLife, Inc. (A)	6,000	307,740

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Prudential Financial, Inc.	2,800	$ 228,480

		837,054

Machinery - 1.3%
Stanley Black & Decker, Inc. (A)	3,500	345,450

Multi-Utilities - 1.0%
National Grid PLC, ADR	4,000	269,720

Multiline Retail - 0.9%
Macy’s, Inc. (A)	4,025	260,136

Oil, Gas & Consumable Fuels - 6.1%
Chevron Corp.	2,575	285,979
ConocoPhillips	2,000	135,840
Eni SpA, ADR	8,500	326,655
Occidental Petroleum Corp.	3,000	240,300
Royal Dutch Shell PLC, Class B, ADR (A)	1,975	127,565
Valero Energy Corp.	5,000	284,500
Williams Cos., Inc.	5,250	268,748

		1,669,587

Pharmaceuticals - 5.1%
AstraZeneca PLC, ADR (A)	5,175	354,384
Eli Lilly & Co. (A)	3,175	228,187
Johnson & Johnson	2,975	295,120
Novartis AG, ADR	2,875	292,675
Pfizer, Inc.	6,725	228,179

		1,398,545

Real Estate Investment Trusts - 1.7%
Annaly Capital Management, Inc. (A)	25,150	253,261
Communications Sales & Leasing, Inc. (E)	7,440	223,795

		477,056

Semiconductors & Semiconductor Equipment - 1.5%
Intel Corp. (A)	5,800	188,790
Xilinx, Inc. (A)	5,325	230,892

		419,682

Software - 1.2%
Microsoft Corp.	6,500	316,160

Specialty Retail - 1.0%
Best Buy Co., Inc. (A)	5,000	173,250
Foot Locker, Inc. (A)	1,700	101,065

		274,315

Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc. (A)	4,000	500,600
Seagate Technology PLC (A)	5,000	293,600
Western Digital Corp.	2,600	254,124

		1,048,324

Thrifts & Mortgage Finance - 0.8%
New York Community Bancorp, Inc. (A)	12,150	208,859

Total Common Stocks (Cost $12,839,702)		13,100,518

INVESTMENT COMPANY - 1.1%
Capital Markets - 1.1%
Cushing Renaissance Fund	13,475	294,833

Total Investment Company (Cost $356,670)		294,833

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
SECURITIES LENDING COLLATERAL - 27.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (F)	7,537,990	$ 7,537,990

Total Securities Lending Collateral (Cost $7,537,990)		7,537,990

	Principal	Value
REPURCHASE AGREEMENT - 3.0%
State Street Bank & Trust Co. 0.01% (F), dated 04/30/2015, to be repurchased at $825,373 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2032, and with a value of $844,825.	$ 825,373	825,373

Total Repurchase Agreement (Cost $825,373)		825,373

Total Investments (Cost $34,585,730) (G)		34,691,216
Net Other Assets (Liabilities) - (26.5)%		(7,270,095)

Net Assets - 100.0%		$ 27,421,121

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Corporate Debt Securities	$—	$8,531,493	$—	$8,531,493
Preferred Stocks	4,401,009	—	—	4,401,009
Common Stocks	13,100,518	—	—	13,100,518
Investment Company	294,833	—	—	294,833
Securities Lending Collateral	7,537,990	—	—	7,537,990
Repurchase Agreement	—	825,373	—	825,373

Total Investments	$25,334,350	$9,356,866	$—	$34,691,216

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1 (I)	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Preferred Stocks	$—	$537,200	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $7,370,014. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate security. The rate disclosed is as of April 30, 2015.
(C)	The security has a perpetual maturity; the date displayed is the next call date.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $642,480, representing 2.3% of the Fund’s net assets.
(E)	Non-income producing security.
(F)	Rate disclosed reflects the yield at April 30, 2015.
(G)	Aggregate cost for federal income tax purposes is $34,585,730. Aggregate gross unrealized appreciation and depreciation for all securities is $924,886 and $819,400, respectively. Net unrealized appreciation for tax purposes is $105,486.
(H)	The Fund recognizes transfers between Levels at the end of the reporting period. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Transferred from Level 2 to 1 due to utilizing quoted market prices in active markets, which were not available on October 31, 2014.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Tactical Allocation

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.2%
Capital Markets - 91.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,034	$ 243,958
iShares MSCI ACWI ETF	51,173	3,159,421
iShares MSCI All Country Asia ex Japan ETF	9,223	628,178
iShares MSCI Japan ETF	48,345	621,717
SPDR Barclays High Yield Bond ETF (A)	15,580	614,475
SPDR Barclays Short Term High Yield Bond ETF	63,014	1,848,831
Vanguard Global ex-U.S. Real Estate ETF (A)	10,805	638,900
Vanguard Short-Term Bond ETF	7,052	566,769
Vanguard Total Bond Market ETF	19,854	1,646,095
WisdomTree Europe Hedged Equity Fund	9,489	609,763
WisdomTree Japan Hedged Equity Fund	11,080	625,134

		11,203,241

Emerging Markets - Equity - 2.6%
Vanguard FTSE Emerging Markets ETF	7,171	314,592

Growth - Large Cap - 2.6%
Vanguard Growth ETF	2,911	313,078

Growth - Small Cap - 2.5%
Vanguard Small-Cap ETF (A)	2,592	311,196

Total Exchange-Traded Funds (Cost $11,797,204)		12,142,107

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (B)	629,227	$ 629,227

Total Securities Lending Collateral (Cost $629,227)		629,227

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
State Street Bank & Trust Co. 0.01% (B), dated 04/30/2015, to be repurchased at $112,593 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $115,183.	$ 112,593	112,593

Total Repurchase Agreement (Cost $112,593)		112,593

Total Investments (Cost $12,539,024) (C)		12,883,927
Net Other Assets (Liabilities) - (5.3)%		(644,145)

Net Assets - 100.0%		$ 12,239,782

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Exchange-Traded Funds	$12,142,107	$—	$—	$12,142,107
Securities Lending Collateral	629,227	—	—	629,227
Repurchase Agreement	—	112,593	—	112,593

Total Investments	$12,771,334	$112,593	$—	$12,883,927

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $616,491. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at April 30, 2015.
(C)	Aggregate cost for federal income tax purposes is $12,539,024. Aggregate gross unrealized appreciation and depreciation for all securities is $350,741 and $5,838, respectively. Net unrealized appreciation for tax purposes is $344,903.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Tactical Income

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.6%
Capital Markets - 84.8%
iShares Floating Rate Bond ETF	414,771	$ 21,020,594
iShares iBoxx $ High Yield Corporate Bond ETF (A)	579,269	52,707,686
iShares iBoxx $ Investment Grade Corporate Bond ETF	311,712	37,386,737
iShares MSCI All Country Asia ex Japan ETF (A)	361,180	24,599,970
iShares MSCI Japan ETF (A)	1,893,208	24,346,655
SPDR Barclays High Yield Bond ETF (A)	3,819,872	150,655,752
SPDR Barclays Short Term High Yield Bond ETF (A)	5,922,347	173,761,661
Vanguard Global ex-U.S. Real Estate ETF (A)	423,114	25,018,731
Vanguard Total Bond Market ETF (A)	1,816,308	150,590,096
WisdomTree Europe Hedged Equity Fund	371,581	23,877,795
WisdomTree Japan Hedged Equity Fund (A)	433,887	24,479,905

		708,445,582

Growth - Large Cap - 10.3%
Vanguard Growth ETF (A)	797,879	85,811,887

Value - Large Cap - 4.5%
Vanguard Value ETF (A)	441,407	37,418,071

Total Exchange-Traded Funds (Cost $836,066,537)		831,675,540

	Shares	Value
SECURITIES LENDING COLLATERAL - 24.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (B)	203,290,436	$ 203,290,436

Total Securities Lending Collateral (Cost $203,290,436)		203,290,436

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.01% (B), dated 04/30/2015, to be repurchased at $5,647,059 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 10/01/2032, and with a value of $5,763,067.	$ 5,647,057	5,647,057

Total Repurchase Agreement (Cost $5,647,057)		5,647,057

Total Investments (Cost $1,045,004,030) (C)		1,040,613,033
Net Other Assets (Liabilities) - (24.6)%		(205,380,591)

Net Assets - 100.0%		$ 835,232,442

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Exchange-Traded Funds	$831,675,540	$—	$—	$831,675,540
Securities Lending Collateral	203,290,436	—	—	203,290,436
Repurchase Agreement	—	5,647,057	—	5,647,057

Total Investments	$1,034,965,976	$5,647,057	$—	$1,040,613,033

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $199,076,183. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at April 30, 2015.
(C)	Aggregate cost for federal income tax purposes is $1,045,004,030. Aggregate gross unrealized appreciation and depreciation for all securities is $5,362,993 and $9,753,990, respectively. Net unrealized depreciation for tax purposes is $4,390,997.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Tactical Rotation

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.4%
Capital Markets - 91.9%
Consumer Discretionary Select Sector SPDR Fund (A)	9,700	$ 730,507
Health Care Select Sector SPDR Fund (A)	10,144	727,122
iShares Floating Rate Bond ETF	44,677	2,264,230
iShares MSCI ACWI ETF (A)	135,507	8,366,202
iShares MSCI China ETF (A)	15,817	991,410
iShares MSCI Hong Kong ETF (A)	42,371	1,008,006
iShares MSCI Japan ETF	113,292	1,456,935
iShares MSCI Netherlands ETF (A)	28,228	737,033
iShares MSCI Switzerland Capped ETF	43,314	1,496,066
WisdomTree Europe Hedged Equity Fund	22,236	1,428,885
WisdomTree Japan Hedged Equity Fund	25,964	1,464,889

		20,671,285

Emerging Markets - Equity - 3.3%
Vanguard FTSE Emerging Markets ETF	16,805	737,235

Growth - Small Cap - 3.2%
Vanguard Small-Cap ETF	6,074	729,245

Total Exchange-Traded Funds (Cost $21,188,429)		22,137,765

	Shares	Value
SECURITIES LENDING COLLATERAL - 12.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (B)	2,889,092	$ 2,889,092

Total Securities Lending Collateral (Cost $2,889,092)		2,889,092

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.01% (B), dated 04/30/2015, to be repurchased at $329,805 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $340,540.	$ 329,805	329,805

Total Repurchase Agreement (Cost $329,805)		329,805

Total Investments (Cost $24,407,326) (C)		25,356,662
Net Other Assets (Liabilities) - (12.7)%		(2,850,495)

Net Assets - 100.0%		$ 22,506,167

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Exchange-Traded Funds	$22,137,765	$—	$—	$22,137,765
Securities Lending Collateral	2,889,092	—	—	2,889,092
Repurchase Agreement	—	329,805	—	329,805

Total Investments	$25,026,857	$329,805	$—	$25,356,662

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $2,822,754. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at April 30, 2015.
(C)	Aggregate cost for federal income tax purposes is $24,407,326. Aggregate gross unrealized appreciation and depreciation for all securities is $953,546 and $4,210, respectively. Net unrealized appreciation for tax purposes is $949,336.
(D)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 1.1%
U.S. Treasury Bond 3.13%, 08/15/2044	$ 340,000	$ 366,164
U.S. Treasury Note
1.38%, 03/31/2020 (A)	100,000	99,680
2.00%, 02/15/2025	100,000	99,594

Total U.S. Government Obligations (Cost $563,317)		565,438

FOREIGN GOVERNMENT OBLIGATION - 0.4%
Export-Import Bank of Korea 2.88%, 01/21/2025	200,000	199,308

Total Foreign Government Obligation (Cost $198,991)		199,308

ASSET-BACKED SECURITIES - 8.7%
AmeriCredit Automobile Receivables Trust
Series 2013-1, Class C
1.57%, 01/08/2019	1,000,000	1,000,656
Series 2013-3, Class D
3.00%, 07/08/2019	300,000	306,338
Avis Budget Rental Car Funding AESOP LLC Series 2014-1A, Class A 2.46%, 07/20/2020 (B)	100,000	101,089
BA Credit Card Trust Series 2015-A2, Class A 1.36%, 09/15/2020	277,000	276,972
Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 09/16/2024	500,000	492,946
CitiBank Credit Card Issuance Trust
Series 2013-A7, Class A7
0.61%, 09/10/2020 (C)	1,000,000	1,003,112
Series 2014-A1, Class A1
2.88%, 01/23/2023	250,000	260,693
CLI Funding V LLC Series 2014-2A, Class A 3.38%, 10/18/2029 (B)	475,000	480,403
DB Master Finance LLC Series 2015-1A, Class A2II 3.98%, 02/20/2045 (B)	354,000	362,670
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 03/23/2020 (B)	278,000	278,123

Total Asset-Backed Securities (Cost $4,551,785)		4,563,002

CORPORATE DEBT SECURITIES - 47.2%
Aerospace & Defense - 0.2%
BAE Systems Holdings, Inc. 3.80%, 10/07/2024 (A) (B)	125,000	130,582

Banks - 9.5%
ADCB Finance Cayman, Ltd. Series MTN 4.50%, 03/06/2023 (D)	300,000	310,875
Banco Internacional del Peru SAA 5.75%, 10/07/2020 (D)	225,000	248,062
BanColombia SA 5.95%, 06/03/2021 (A)	250,000	276,675

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BBVA Bancomer SA 6.75%, 09/30/2022 (A) (D)	$ 275,000	$ 312,469
Burgan Finance No. 1 Jersey, Ltd. 7.88%, 09/29/2020 (D)	175,000	203,000
CBQ Finance, Ltd. 2.88%, 06/24/2019 (D)	200,000	203,730
Credit Agricole SA 4.38%, 03/17/2025 (B)	250,000	247,075
Development Bank of Kazakhstan JSC 4.13%, 12/10/2022 (D)	350,000	323,015
Discover Bank 2.00%, 02/21/2018	250,000	250,378
ICICI Bank, Ltd. 5.75%, 11/16/2020 (D)	200,000	226,390
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (B)	250,000	251,829
Oversea-Chinese Banking Corp, Ltd. Series MTN 4.00%, 10/15/2024 (C) (D)	250,000	259,559
Regions Financial Corp. 7.38%, 12/10/2037	150,000	194,478
Royal Bank of Scotland NV 4.65%, 06/04/2018	251,000	264,504
Sberbank of Russia Via SB Capital SA 6.13%, 02/07/2022 (D)	250,000	241,750
Siam Commercial Bank PCL Series MTN 3.50%, 04/07/2019 (D)	250,000	259,066
Turkiye Halk Bankasi AS 3.88%, 02/05/2020 (D)	250,000	239,335
Turkiye Is Bankasi 5.00%, 04/30/2020 (B)	200,000	201,008
United Overseas Bank, Ltd. Series MTN 3.75%, 09/19/2024 (C) (D)	200,000	206,412
Woori Bank 4.75%, 04/30/2024 (D)	250,000	265,473

		4,985,083

Beverages - 1.2%
Anadolu Efes Biracilik Ve Malt Sanayii AS 3.38%, 11/01/2022 (D)	275,000	242,687
Pernod Ricard SA 2.95%, 01/15/2017 (B)	370,000	379,704

		622,391

Building Products - 0.4%
Elementia SAB de CV 5.50%, 01/15/2025 (B)	200,000	199,000

Capital Markets - 1.5%
Goldman Sachs Group, Inc. 5.25%, 07/27/2021	340,000	384,742
UBS AG Series MTN 1.80%, 03/26/2018	384,000	385,036

		769,778

Chemicals - 1.1%
Ecolab, Inc. 1.45%, 12/08/2017	390,000	389,475

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Fufeng Group, Ltd. 7.63%, 04/13/2016 (D)	$ 200,000	$ 203,500

		592,975

Commercial Services & Supplies - 1.3%
Grupo KUO SAB de CV 6.25%, 12/04/2022 (D)	275,000	283,938
Noble Group, Ltd. 6.75%, 01/29/2020 (D)	200,000	209,000
Pitney Bowes, Inc. 4.63%, 03/15/2024	185,000	191,363

		684,301

Construction & Engineering - 0.4%
Empresas ICA SAB de CV 8.88%, 05/29/2024 (D)	260,000	226,850

Construction Materials - 1.1%
Cemex Finance LLC 6.00%, 04/01/2024 (D)	300,000	307,680
West China Cement, Ltd. 6.50%, 09/11/2019 (D)	250,000	249,664

		557,344

Diversified Financial Services - 2.2%
Bank of America Corp.
6.11%, 01/29/2037	105,000	123,730
Series MTN
1.70%, 08/25/2017	380,000	381,558
China Cinda Finance I, Ltd. 4.25%, 04/23/2025 (B)	200,000	196,323
MAF Global Securities, Ltd. 4.75%, 05/07/2024 (D)	450,000	474,345

		1,175,956

Diversified Telecommunication Services - 1.9%
AT&T, Inc. 4.75%, 05/15/2046 (E)	250,000	244,409
Bharti Airtel International Netherlands BV 5.13%, 03/11/2023 (A) (D)	250,000	270,875
Oi SA 5.75%, 02/10/2022 (D)	260,000	217,750
Telecom Italia Capital SA 7.18%, 06/18/2019	220,000	253,000

		986,034

Electric Utilities - 1.6%
Abu Dhabi National Energy Co. PJSC 3.88%, 05/06/2024 (D)	200,000	208,360
Colbun SA 4.50%, 07/10/2024 (D)	400,000	416,079
Eskom Holdings SOC, Ltd. 5.75%, 01/26/2021 (D)	200,000	199,200

		823,639

Energy Equipment & Services - 1.4%
Enterprise Products Operating LLC 3.20%, 02/01/2016 (A)	250,000	254,139
Offshore Drilling Holding SA 8.63%, 09/20/2020 (D)	300,000	264,000
Transportadora de Gas Internacional SA ESP 5.70%, 03/20/2022 (D)	200,000	212,000

		730,139

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 1.5%
Cencosud SA 4.88%, 01/20/2023 (D)	$ 250,000	$ 254,717
InRetail Consumer 5.25%, 10/10/2021 (D)	250,000	256,875
Walgreen Co. 1.80%, 09/15/2017 (A)	250,000	252,383

		763,975

Food Products - 1.3%
BRF SA 5.88%, 06/06/2022 (A) (D)	200,000	220,000
Minerva Luxembourg SA 7.75%, 01/31/2023 (A) (D)	200,000	199,500
Tyson Foods, Inc. 2.65%, 08/15/2019	250,000	255,060

		674,560

Health Care Providers & Services - 1.0%
Anthem, Inc. 2.25%, 08/15/2019 (A)	260,000	261,025
Cardinal Health, Inc. 2.40%, 11/15/2019	260,000	261,975

		523,000

Insurance - 1.1%
Farmers Exchange Capital III 5.45%, 10/15/2054 (B) (C)	50,000	52,668
Pricoa Global Funding I 1.35%, 08/18/2017 (A) (B)	255,000	255,592
XLIT, Ltd. 4.45%, 03/31/2025	250,000	251,668

		559,928

Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	250,000	252,746

Machinery - 0.4%
Ferreycorp SAA 4.88%, 04/26/2020 (D)	225,000	222,750

Marine - 0.4%
Pelabuhan Indonesia II PT 4.25%, 05/05/2025 (B) (E)	200,000	194,250

Media - 0.2%
Time Warner Cable, Inc. 6.55%, 05/01/2037	120,000	124,260

Metals & Mining - 2.8%
Allegheny Technologies, Inc. 5.95%, 01/15/2021	375,000	390,937
Gerdau Trade, Inc. 5.75%, 01/30/2021 (A) (D)	250,000	260,625
Gold Fields Orogen Holding BVI, Ltd. 4.88%, 10/07/2020 (D)	275,000	248,188
Vedanta Resources PLC 8.25%, 06/07/2021 (A) (D)	350,000	348,250
Volcan Cia Minera SAA 5.38%, 02/02/2022 (D)	200,000	196,300

		1,444,300

Multiline Retail - 1.0%
LS Finance 2022, Ltd. 4.25%, 10/16/2022 (D)	260,000	265,832

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multiline Retail (continued)
Target Corp. 2.30%, 06/26/2019 (A)	$ 250,000	$ 255,139

		520,971

Oil, Gas & Consumable Fuels - 5.6%
Anadarko Petroleum Corp. 6.45%, 09/15/2036	85,000	105,033
BP Capital Markets PLC 3.54%, 11/04/2024	260,000	265,674
Ecopetrol SA 5.88%, 09/18/2023	200,000	217,250
Energy Transfer Partners, LP 4.15%, 10/01/2020	250,000	264,557
Indo Energy Finance BV 7.00%, 05/07/2018 (D)	200,000	166,000
KazMunayGas National Co. JSC 7.00%, 05/05/2020 (A) (D)	200,000	217,800
Lukoil International Finance BV 6.13%, 11/09/2020 (D)	200,000	200,800
MIE Holdings Corp. 7.50%, 04/25/2019 (D)	200,000	146,000
Noble Energy, Inc. 3.90%, 11/15/2024 (A)	130,000	133,098
Novatek OAO via Novatek Finance, Ltd. 6.60%, 02/03/2021 (D)	200,000	194,560
Pacific Rubiales Energy Corp. 5.63%, 01/19/2025 (D)	325,000	227,500
Pertamina Persero PT 4.88%, 05/03/2022 (D)	200,000	207,030
Reliance Holding USA, Inc. 4.50%, 10/19/2020 (D)	300,000	320,498
Reliance Industries, Ltd. 4.13%, 01/28/2025 (B)	250,000	253,780

		2,919,580

Paper & Forest Products - 1.4%
Celulosa Arauco y Constitucion SA 5.00%, 01/21/2021	200,000	212,557
Georgia-Pacific LLC 3.60%, 03/01/2025 (B)	255,000	260,164
Klabin Finance SA 5.25%, 07/16/2024 (D)	250,000	247,188

		719,909

Real Estate Management & Development - 2.9%
China Overseas Finance Cayman V, Ltd. 3.95%, 11/15/2022 (D)	350,000	350,053
Country Garden Holdings Co., Ltd. 7.25%, 04/04/2021 (D)	250,000	258,125
Shimao Property Holdings, Ltd. 6.63%, 01/14/2020 (D)	400,000	406,000
Theta Capital Pte, Ltd. 6.13%, 11/14/2020 (D)	300,000	304,054
Yuzhou Properties Co., Ltd. 8.63%, 01/24/2019 (D)	200,000	197,994

		1,516,226

Road & Rail - 0.5%
Canadian National Railway Co. 1.45%, 12/15/2016	260,000	262,666

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 0.5%
Advance Auto Parts, Inc. 5.75%, 05/01/2020 (A)	$ 230,000	$ 258,620

Technology Hardware, Storage & Peripherals - 0.5%
Hewlett-Packard Co. 6.00%, 09/15/2041	120,000	132,199
Seagate HDD Cayman 5.75%, 12/01/2034 (A) (B)	125,000	132,302

		264,501

Transportation Infrastructure - 0.8%
DP World, Ltd. Series MTN 6.85%, 07/02/2037 (D)	200,000	224,952
Transnet SOC, Ltd. 4.00%, 07/26/2022 (D)	200,000	192,816

		417,768

Wireless Telecommunication Services - 1.0%
Mobile Telesystems OJSC via MTS International Funding, Ltd.
5.00%, 05/30/2023 (D)	200,000	179,100
8.63%, 06/22/2020 (D)	300,000	325,872

		504,972

Total Corporate Debt Securities (Cost $24,404,356)		24,629,054

LOAN ASSIGNMENTS - 32.0%
Aerospace & Defense - 1.4%
Silver II US Holdings LLC, Term Loan 4.00%, 12/13/2019 (C)	485,494	472,547
TransDigm, Inc., Term Loan C 3.75%, 02/28/2020 (C)	248,728	249,211

		721,758

Airlines - 0.5%
US Airways Group, Inc., Term Loan B1 3.50%, 05/23/2019 (C)	250,000	250,045

Capital Markets - 0.3%
Onex Wizard US Acquisition, Inc., Term Loan 5.25%, 03/13/2022 (C)	158,786	160,349

Chemicals - 1.7%
Charter NEX US Holdings, Inc., Term Loan B 5.25%, 02/07/2022 (C)	55,198	55,541
Gemini HDPE LLC, Term Loan B 4.75%, 08/07/2021 (C)	496,872	498,321
Ineos US Finance LLC, Term Loan 4.25%, 03/31/2022 (C)	350,877	352,632

		906,494

Commercial Services & Supplies - 2.5%
ADS Waste Holdings, Inc., Term Loan 3.75%, 10/09/2019 (C)	493,215	491,519
Asurion LLC, Term Loan B1 5.00%, 05/24/2019 (C)	492,431	495,235
Varsity Brands, Inc., 1st Lien Term Loan 6.00%, 12/11/2021 (C)	296,497	299,462
Waste Industries USA, Inc., Term Loan B 4.25%, 02/27/2020 (C)	37,736	38,019

		1,324,235

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
LOAN ASSIGNMENTS (continued)
Construction & Engineering - 0.1%
HC Group Holdings III, Inc., Term Loan B TBD, 04/07/2022 (E) (F)	$ 36,952	$ 37,336

Containers & Packaging - 0.5%
FPC Holdings, Inc., 1st Lien Term Loan 5.25%, 11/19/2019 (C)	248,728	246,707
Tekni-Plex, Inc., Term Loan B TBD, 04/01/2022 (E) (F)	22,689	22,728

		269,435

Distributors - 0.3%
American Tire Distributors Holdings, Inc., Term Loan 5.25%, 09/01/2021 (C)	158,683	160,369

Diversified Consumer Services - 2.9%
Acosta Holdco, Inc., Term Loan 5.00%, 09/26/2021 (C)	497,500	502,579
Cengage Learning Acquisitions, Inc., 1st Lien Term Loan 7.00%, 03/31/2020 (C)	497,487	500,182
ServiceMaster Co., Term Loan B 4.25%, 07/01/2021 (C)	497,500	498,536

		1,501,297

Diversified Telecommunication Services - 0.7%
Altice Financing SA, Term Loan 5.25%, 02/04/2022 (C)	101,695	103,009
Level 3 Financing, Inc., Term Loan B 4.00%, 01/15/2020 (C)	250,000	250,729

		353,738

Food & Staples Retailing - 1.0%
Albertson’s LLC, Term Loan B2 5.38%, 03/21/2019 (C)	250,000	251,836
Smart & Final Stores LLC, 1st Lien Term Loan 4.75%, 11/15/2019 (C)	250,000	250,313

		502,149

Food Products - 0.2%
Constantia Flexibles Group GmbH, Term Loan B1 TBD, 04/30/2022 (E) (F)	111,657	112,076

Health Care Equipment & Supplies - 0.1%
DJO Finance LLC, Term Loan TBD, 04/21/2020 (E) (F)	45,045	45,327

Health Care Providers & Services - 0.9%
Envision Healthcare Corp., Term Loan 4.00%, 05/25/2018 (C)	497,415	499,694

Hotels, Restaurants & Leisure - 3.2%
Caesars Entertainment Resort Properties LLC, Term Loan B 7.00%, 10/11/2020 (C)	497,481	475,005
Mohegan Tribal Gaming Authority, Term Loan B 5.50%, 11/19/2019 (C)	497,481	495,740
SeaWorld Parks & Entertainment, Inc., Incremental Term Loan B3 4.00%, 05/14/2020 (C)	200,248	200,248
Travelport Finance SARL, Term Loan B 5.75%, 09/02/2021 (C)	498,750	503,504

		1,674,497

	Principal	Value
LOAN ASSIGNMENTS (continued)
Independent Power and Renewable Electricity Producers - 1.9%
Astoria Energy LLC, Term Loan B 5.00%, 12/24/2021 (C)	$ 395,459	$ 397,190
Exgen Texas Power LLC, Term Loan B 5.75%, 09/16/2021 (C)	497,361	500,780
Longview Power LLC, Term Loan B 7.00%, 04/13/2021 (C)	72,727	73,545

		971,515

Insurance - 0.6%
Alliant Holdings I, Inc., Term Loan B 5.00%, 12/20/2019 (C)	78,410	78,557
Alliant Holdings I, Inc., Term Loan B1 5.00%, 12/20/2019 (C) (G) (H)	18,611	18,425
Hyperion Insurance Group, Ltd., Term Loan B TBD, 03/26/2022 (E) (F)	196,155	197,872

		294,854

Internet Software & Services - 1.6%
Aruba Investments, Inc., Term Loan B 5.25%, 02/02/2022 (C)	50,633	51,139
Dealer Tire LLC, Term Loan B 5.50%, 12/22/2021 (C)	273,704	275,415
Sabre, Inc., Term Loan B 4.00%, 02/19/2019 (C)	497,455	499,839

		826,393

Machinery - 0.6%
CPM Holdings, Inc., Term Loan B TBD, 04/01/2022 (E) (F)	122,567	123,793
Dynacast International LLC, Term Loan 5.25%, 01/28/2022 (C)	169,492	171,716

		295,509

Media - 2.0%
Charter Communications Operating LLC, Term Loan E 3.00%, 07/01/2020 (C)	248,103	247,405
Gray Television, Inc., Term Loan B 3.75%, 06/10/2021 (C)	242,589	243,145
ION Media Networks, Inc., Term Loan B 4.75%, 12/18/2020 (C)	498,750	499,373
Townsquare Media, Inc., Term Loan B 4.25%, 04/01/2022 (C)	45,060	45,398

		1,035,321

Multiline Retail - 0.9%
Neiman Marcus Group, Inc., Term Loan 4.25%, 10/25/2020 (C)	498,741	499,761

Oil, Gas & Consumable Fuels - 2.1%
Energy Transfer Equity, LP, Term Loan 4.00%, 12/02/2019 (C)	145,740	146,256
Jonah Energy LLC, 2nd Lien Term Loan 7.50%, 05/12/2021 (C)	500,000	462,500
MEG Energy Corp., Refinance Term Loan 3.75%, 03/31/2020 (C)	497,430	491,143

		1,099,899

Pharmaceuticals - 1.7%
Alvogen Pharma US, Inc., Term Loan 6.00%, 04/02/2022 (C)	71,429	71,920

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Principal	Value
LOAN ASSIGNMENTS (continued)
Pharmaceuticals (continued)
Horizon Pharma Holdings USA, Inc., Term Loan B TBD, 04/22/2021 (E) (F)	$ 40,486	$ 40,739
Par Pharmaceutical Cos., Inc., Incremental Term Loan B3 4.25%, 09/30/2019 (C)	77,476	77,766
Par Pharmaceutical Cos., Inc., Term Loan B2 4.00%, 09/30/2019 (C)	497,481	497,481
Valeant Pharmaceuticals International, Inc., Delayed Draw TL B F2 TBD, 04/01/2022 (E) (F)	80,749	81,243
Valeant Pharmaceuticals International, Inc., Term Loan B F1 TBD, 04/01/2022 (E) (F)	105,422	106,067

		875,216

Road & Rail - 0.2%
PODS LLC, 1st Lien Term Loan 5.25%, 02/02/2022 (C)	37,879	38,352
PODS LLC, 2nd Lien Term Loan 9.25%, 02/02/2023 (C)	78,534	79,516

		117,868

Software - 2.3%
BMC Software Finance, Inc., Term Loan 5.00%, 09/10/2020 (C)	746,085	732,519
Genesys Telecom Holdings, U.S., Inc., Term Loan B 4.00%, 02/08/2020 (C)	497,462	497,462

		1,229,981

Specialty Retail - 1.8%
PetSmart, Inc., 1st Lien Term Loan 5.00%, 03/11/2022 (C)	385,505	390,131
Staples, Inc., Term Loan B TBD, 04/07/2021 (E) (F)	572,082	574,387

		964,518

Total Loan Assignments (Cost $16,488,277)		16,729,634

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.1%
U.S. Treasury Bill
0.02%, 07/02/2015 (I) (J)	$ 22,000	$ 21,999
0.03%, 07/02/2015 (I) (J)	2,000	2,000
0.06%, 10/01/2015 (I) (J)	11,000	10,997

Total Short-Term U.S. Government Obligations (Cost $34,996)		34,996

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (I)	3,337,907	3,337,907

Total Securities Lending Collateral (Cost $3,337,907)		3,337,907

	Principal	Value
REPURCHASE AGREEMENT - 12.1%
State Street Bank & Trust Co. 0.01% (I), dated 04/30/2015, to be repurchased at $6,310,791 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2032, and with a value of $6,440,196.	$ 6,310,790	6,310,790

Total Repurchase Agreement (Cost $6,310,790)		6,310,790

Total Investments (Cost $55,890,419) (K)		56,370,129
Net Other Assets (Liabilities) - (8.0)%		(4,177,295)

Net Assets - 100.0%		$ 52,192,834

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
U.S. Treasury Bond	Short	(9)	06/19/2015	$52,852

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs(M)	Value at April 30, 2015
ASSETS
Investments
U.S. Government Obligations	$—	$565,438	$—	$565,438
Foreign Government Obligation	—	199,308	—	199,308
Asset-Backed Securities	—	4,563,002	—	4,563,002
Corporate Debt Securities	—	24,629,054	—	24,629,054
Loan Assignments	—	16,711,209	18,425	16,729,634
Short-Term U.S. Government Obligations	—	34,996	—	34,996
Securities Lending Collateral	3,337,907	—	—	3,337,907
Repurchase Agreement	—	6,310,790	—	6,310,790

Total Investments	$3,337,907	$53,013,797	$18,425	$56,370,129

Derivative Financial Instruments
Futures Contracts (N)	$52,852	$—	$—	$52,852

Total Derivative Financial Instruments	$52,852	$—	$—	$52,852

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $3,271,300. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. The security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the total aggregate value of 144A securities is $3,976,562, representing 7.6% of the Fund’s net assets.
(C)	Floating or variable rate security. The rate disclosed is as of April 30, 2015.
(D)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
(E)	When-issued security or delayed-delivery security; to be settled and delivered after April 30, 2015.
(F)	All or a portion of the security represents unsettled loan commitments at April 30, 2015 where the rate will be determined at time of settlement.
(G)	Fair valued as determined in good faith in accordance with procedures established by the Board. Total aggregate fair value of securities is $18,425, representing less than 0.1% of the Fund’s net assets.
(H)	Security is Level 3 of the fair value hierarchy.
(I)	Rate disclosed reflects the yield at April 30, 2015.
(J)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $34,997.
(K)	Aggregate cost for federal income tax purposes is $55,890,419. Aggregate gross unrealized appreciation and depreciation for all securities is $656,900 and $177,190, respectively. Net unrealized appreciation for tax purposes is $479,710.
(L)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Level 3 securities were not considered significant to the Fund.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica US Growth

SCHEDULE OF INVESTMENTS

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 2.0%
Honeywell International, Inc.	157,868	$ 15,932,039
TransDigm Group, Inc. (A)	38,070	8,075,789

		24,007,828

Airlines - 0.5%
United Continental Holdings, Inc. (B)	107,110	6,398,751

Beverages - 1.4%
Monster Beverage Corp. (B)	126,616	17,360,320

Biotechnology - 6.1%
Alkermes PLC (A) (B)	108,108	5,985,940
Biogen, Inc. (B)	28,264	10,568,758
Celgene Corp. (B)	109,490	11,831,489
Gilead Sciences, Inc. (B)	130,204	13,086,804
Incyte Corp. (A) (B)	87,025	8,455,349
Regeneron Pharmaceuticals, Inc., Class A (B)	27,930	12,776,858
Vertex Pharmaceuticals, Inc. (B)	87,446	10,780,343

		73,485,541

Capital Markets - 2.3%
Ameriprise Financial, Inc.	139,640	17,494,099
BlackRock, Inc., Class A	27,320	9,942,841

		27,436,940

Chemicals - 2.1%
Dow Chemical Co.	279,690	14,264,190
Valspar Corp.	137,730	11,169,903

		25,434,093

Communications Equipment - 0.8%
Cisco Systems, Inc.	319,495	9,211,041

Containers & Packaging - 1.2%
Crown Holdings, Inc. (B)	263,940	14,321,384

Electrical Equipment - 0.7%
Eaton Corp. PLC	122,190	8,398,119

Energy Equipment & Services - 1.4%
Halliburton Co.	339,900	16,638,105

Food & Staples Retailing - 5.0%
Costco Wholesale Corp.	148,719	21,274,253
CVS Health Corp.	196,012	19,462,032
Walgreens Boots Alliance, Inc.	229,240	19,010,873

		59,747,158

Food Products - 1.6%
Mondelez International, Inc., Class A	488,728	18,752,493

Health Care Equipment & Supplies - 0.6%
Zimmer Holdings, Inc., Class A	68,683	7,544,141

Health Care Providers & Services - 3.7%
Aetna, Inc.	115,990	12,395,851
Envision Healthcare Holdings, Inc. (B)	205,377	7,796,111
McKesson Corp.	62,020	13,855,268
UnitedHealth Group, Inc.	90,960	10,132,944

		44,180,174

Health Care Technology - 1.1%
Cerner Corp. (B)	182,370	13,095,990

Hotels, Restaurants & Leisure - 3.1%
Chipotle Mexican Grill, Inc., Class A (B)	19,891	12,359,074
Starbucks Corp.	506,600	25,117,228

		37,476,302

	Shares	Value
COMMON STOCKS (continued)
Household Products - 1.3%
Colgate-Palmolive Co.	240,600	$ 16,187,568

Insurance - 0.7%
Prudential Financial, Inc.	109,300	8,918,880

Internet & Catalog Retail - 4.1%
Amazon.com, Inc. (B)	65,740	27,727,817
Priceline Group, Inc. (B)	17,446	21,594,834

		49,322,651

Internet Software & Services - 6.9%
Akamai Technologies, Inc. (B)	170,620	12,588,344
Facebook, Inc., Class A (B)	245,653	19,350,087
Google, Inc., Class A (B)	41,863	22,973,158
Google, Inc., Class C (B)	37,230	20,005,123
Zillow Group, Inc., Class A (A) (B)	79,710	7,782,884

		82,699,596

IT Services - 6.6%
Accenture PLC, Class A	160,810	14,899,047
Automatic Data Processing, Inc.	149,850	12,668,319
Cognizant Technology Solutions Corp., Class A (B)	222,160	13,005,246
Genpact, Ltd. (B)	438,980	9,596,103
Jack Henry & Associates, Inc.	145,040	9,646,610
Mastercard, Inc., Class A	218,820	19,739,752

		79,555,077

Machinery - 2.1%
Illinois Tool Works, Inc., Class A	160,935	15,060,297
Middleby Corp. (B)	106,137	10,755,924

		25,816,221

Media - 1.7%
Twenty-First Century Fox, Inc., Class A	585,191	19,943,309

Multiline Retail - 1.0%
Dollar Tree, Inc. (B)	154,115	11,775,927

Oil, Gas & Consumable Fuels - 2.9%
Anadarko Petroleum Corp., Class A	159,670	15,024,947
EOG Resources, Inc.	130,580	12,920,891
Pioneer Natural Resources Co.	39,230	6,778,159

		34,723,997

Personal Products - 2.3%
Coty, Inc., Class A (A) (B)	411,150	9,830,597
Estee Lauder Cos., Inc., Class A	214,190	17,411,505

		27,242,102

Pharmaceuticals - 4.8%
Actavis PLC (B)	88,500	25,033,110
Bristol-Myers Squibb Co.	365,469	23,291,339
Merck & Co., Inc.	163,618	9,745,088

		58,069,537

Professional Services - 2.8%
Equifax, Inc.	126,010	12,214,149
Nielsen NV	256,271	11,516,819
Verisk Analytics, Inc., Class A (B)	128,880	9,671,155

		33,402,123

Road & Rail - 2.3%
Hertz Global Holdings, Inc. (A) (B)	498,180	10,382,071
JB Hunt Transport Services, Inc. (A)	122,320	10,666,304
Norfolk Southern Corp.	72,530	7,314,651

		28,363,026

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

Transamerica US Growth

SCHEDULE OF INVESTMENTS (continued)

At April 30, 2015

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 2.3%
Freescale Semiconductor, Ltd. (B)	223,115	$ 8,721,565
Micron Technology, Inc. (A) (B)	267,669	7,529,529
Skyworks Solutions, Inc.	58,440	5,391,090
SunPower Corp., Class A (A) (B)	201,260	6,478,560

		28,120,744

Software - 7.5%
Activision Blizzard, Inc.	428,480	9,775,771
Intuit, Inc.	162,527	16,306,334
Microsoft Corp.	778,659	37,873,974
salesforce.com, Inc. (B)	215,960	15,726,207
Solera Holdings, Inc.	36,000	1,746,720
Workday, Inc., Class A (A) (B)	104,890	9,567,017

		90,996,023

Specialty Retail - 6.3%
Advance Auto Parts, Inc.	113,382	16,213,626
Lowe’s Cos., Inc.	336,266	23,155,277
Michaels Cos., Inc. (B)	353,020	9,129,097
Ross Stores, Inc.	170,030	16,812,566
TJX Cos., Inc.	166,420	10,740,747

		76,051,313

Technology Hardware, Storage & Peripherals - 7.2%
Apple, Inc.	698,554	87,424,033

Textiles, Apparel & Luxury Goods - 1.2%
PVH Corp. (A)	87,615	9,055,010
Ralph Lauren Corp., Class A	41,410	5,524,508

		14,579,518

	Shares	Value
COMMON STOCKS (continued)
Tobacco - 1.6%
Altria Group, Inc.	392,990	$ 19,669,150

Total Common Stocks (Cost $993,170,906)		1,196,349,175

SECURITIES LENDING COLLATERAL - 4.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.15% (C)	48,387,752	48,387,752

Total Securities Lending Collateral (Cost $48,387,752)		48,387,752

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
State Street Bank & Trust Co. 0.01% (C), dated 04/30/2015, to be repurchased at $2,800,586 on 05/01/2015. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 11/07/2022, and with a value of $2,859,534.	$ 2,800,585	2,800,585

Total Repurchase Agreement (Cost $2,800,585)		2,800,585

Total Investments (Cost $1,044,359,243) (D)		1,247,537,512

Net Other Assets (Liabilities) - (3.4)%		(41,319,839)

Net Assets - 100.0%		$ 1,206,217,673

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at April 30, 2015
ASSETS
Investments
Common Stocks	$1,196,349,175	$—	$—	$1,196,349,175
Securities Lending Collateral	48,387,752	—	—	48,387,752
Repurchase Agreement	—	2,800,585	—	2,800,585

Total Investments	$1,244,736,927	$2,800,585	$—	$1,247,537,512

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $47,322,368. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at April 30, 2015.
(D)	Aggregate cost for federal income tax purposes is $1,044,359,243. Aggregate gross unrealized appreciation and depreciation for all securities is $233,194,242 and $30,015,973, respectively. Net unrealized appreciation for tax purposes is $203,178,269.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended April 30, 2015. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES

At April 30, 2015

(unaudited)

	Transamerica Capital Growth	Transamerica Concentrated Growth	Transamerica Dividend Focused	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Equity
Assets:
Investments, at value (A) (B)	$1,392,536,150	$456,519,131	$954,810,573	$783,750,115	$372,650,233
Repurchase agreements, at value (C)	119,329,442	9,692,387	15,542,630	18,125,523	15,337,267
Cash on deposit with broker	—	—	—	299	—
Foreign currency, at value (D)	—	—	—	57,122	143,115
Cash	—	—	—	1,151,906	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	1,616,938	—
Receivables:
Shares of beneficial interest sold	1,039,903	13,369	20,958	4,620,852	48,330
Investments sold	—	—	—	25,730,701	113,059
Interest	33	3	4	10,569,924	4
Dividends	138,166	271,087	1,679,248	3,913	176,910
Tax reclaims	160,381	138,117	—	—	12,273
Net income from securities lending	49,413	1,384	6,606	28,475	6,046
Prepaid expenses	4,017	1,155	5,616	3,137	1,216
Total assets	1,513,257,505	466,636,633	972,065,635	845,658,905	388,488,453

Liabilities:
Cash deposit due to broker	340,000	—	—	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	456,169	126,098	409,124	725,736	71,795
Investments purchased	51,352,322	—	—	19,515,465	5,438,143
When-issued securities purchased	—	—	—	8,959,138	—
Investment advisory fees	766,427	247,209	516,903	332,376	241,978
Distribution and service fees	76,873	413	15,544	38,896	2,100
Administration fees	26,478	9,508	19,997	14,043	6,394
Transfer agent fees	46,501	5,053	8,287	51,571	2,040
Trustee and CCO fees	1,878	248	3,320	1,395	622
Audit and tax fees	12,146	6,594	12,327	5,692	9,012
Legal fees	10,366	1,753	11,641	7,022	2,331
Printing and shareholder reports fees	24,893	6,378	30,631	24,238	8,142
Registration fees	4,000	21,895	38,569	8,859	5,483
Other	1,052	251	1,325	850	478
Collateral for securities on loan	116,005,380	13,022,723	20,456,959	118,638,559	14,480,792
Unrealized depreciation on forward foreign currency contracts	—	—	—	1,744,931	—
Total liabilities	169,124,485	13,448,123	21,524,627	150,068,771	20,269,310
Net assets	$1,344,133,020	$453,188,510	$950,541,008	$695,590,134	$368,219,143

Net assets consist of:
Paid-in capital	$932,449,135	$411,680,996	$678,444,272	$743,781,698	$351,321,086
Undistributed (distributions in excess of) net investment income (loss)	(4,816,473)	707,249	498,652	10,929,800	16,438
Accumulated net realized gain (loss)	17,590,566	(985,495)	120,717,202	(44,273,645)	(13,668,797)
Net unrealized appreciation (depreciation) on:
Investments	398,905,398	41,785,760	150,880,882	(14,535,206)	30,563,602
Translation of assets and liabilities denominated in foreign currencies	4,394	—	—	(312,513)	(13,186)
Net assets	$1,344,133,020	$453,188,510	$950,541,008	$695,590,134	$368,219,143
Net assets by class:
Class A	$133,792,922	$543,695	$52,186,265	$93,708,464	$1,972,408
Class B	4,263,515	—	—	—	—
Class C	55,607,264	370,373	5,056,313	23,603,851	2,186,283
Class I	161,648,463	22,679,387	5,884,775	452,426,108	1,312,437
Class I2	988,820,856	429,595,055	887,413,655	125,851,711	362,748,015
Shares outstanding (unlimited shares, no par value):
Class A	5,276,833	31,600	3,959,209	8,995,446	185,890
Class B	190,186	—	—	—	—
Class C	2,467,329	21,720	385,075	2,275,731	207,498
Class I	6,229,533	1,329,952	446,512	43,332,554	123,203
Class I2	56,960,917	24,930,843	67,302,193	12,059,506	34,032,167
Net asset value per share:
Class A	$25.35	$17.21	$13.18	$10.42	$10.61
Class B	22.42	—	—	—	—
Class C	22.54	17.05	13.13	10.37	10.54
Class I	25.95	17.05	13.18	10.44	10.65
Class I2	17.36	17.23	13.19	10.44	10.66
Maximum offering price per share: (E)
Class A	$26.83	$18.21	$13.95	$10.94	$11.23

(A) Investments, at cost	$993,630,752	$414,733,371	$803,929,691	$798,285,321	$342,086,631
(B) Securities loaned, at value	$113,512,829	$12,763,784	$20,022,304	$115,287,252	$14,031,658
(C) Repurchase agreements, at cost	$119,329,442	$9,692,387	$15,542,630	$18,125,523	$15,337,267
(D) Foreign currency, at cost	$—	$—	$—	$75,188	$143,303

(E)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus. Net asset value per share for Class B, C, I and I2 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At April 30, 2015

(unaudited)

	Transamerica Enhanced Muni	Transamerica Flexible Income	Transamerica Floating Rate	Transamerica Global Bond	Transamerica Global Equity
Assets:
Investments, at value (A) (B)	$164,083,509	$826,667,632	$272,115,344	$49,272,669	$334,405,201
Repurchase agreements, at value (C)	21,090,388	5,354,396	41,816,356	1,167,354	3,500,597
Foreign currency, at value (D)	—	—	—	43,571	—
Cash	—	101,157	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	178,454	—
Unrealized appreciation on unfunded commitments	—	—	16	—	—
Receivables:
Shares of beneficial interest sold	3,487,421	331,337	28,668	—	179,032
Due from adviser	—	—	—	28,315	—
Investments sold	614,501	2,014,917	2,136,609	—	—
Interest	1,260,531	7,614,065	773,983	722,950	1
Dividends	—	51,063	—	1,754	498,278
Tax reclaims	—	—	—	—	100,222
Net income from securities lending	—	11,757	1,133	352	6,560
12b-1 waiver	10,094	—	—	—	—
Prepaid expenses	584	2,124	489	862	1,122
Total assets	190,547,028	842,148,448	316,872,598	51,416,281	338,691,013

Liabilities:
Due to custodian	—	—	318,803	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	189,341	613,503	3,255	—	1,338,773
Investments purchased	10,183,632	5,807,131	6,093,511	—	1,729,232
When-issued securities purchased	12,985,086	26,824,660	31,643,899	—	—
Investment advisory fees	46,316	269,406	110,260	—	182,917
Distribution and service fees	31,645	73,909	2,602	261	73,240
Administration fees	3,048	15,746	5,115	1,078	4,541
Transfer agent fees	7,201	21,287	1,656	377	22,129
Trustee and CCO fees	46	1,536	231	621	617
Audit and tax fees	10,112	12,110	8,730	1,521	9,667
Custody fees	—	7,671	—	8,775	127
Legal fees	25	5,835	2,116	1,422	3,626
Printing and shareholder reports fees	453	13,492	22,114	8,933	512
Distribution payable	—	—	27,291	—	—
Registration fees	—	20,216	1,099	20,991	959
Other	79	711	211	186	294
Collateral for securities on loan	—	43,898,957	2,845,555	120,412	23,306,762
Unrealized depreciation on forward foreign currency contracts	—	—	—	215,608	—
Total liabilities	23,456,984	77,586,170	41,086,448	380,185	26,673,396
Net assets	$167,090,044	$764,562,278	$275,786,150	$51,036,096	$312,017,617

Net assets consist of:
Paid-in capital	$164,894,366	$817,941,431	$275,874,438	$73,167,371	$369,240,125
Undistributed (distributions in excess of) net investment income (loss)	15,040	(119,156)	(26,676)	1,394,592	(469,934)
Accumulated net realized gain (loss)	1,274,248	(72,295,037)	(173,760)	(20,605,247)	(66,772,916)
Net unrealized appreciation (depreciation) on:
Investments	906,390	19,039,089	112,132	(2,743,849)	10,015,358
Unfunded commitments	—	—	16	—	—
Translation of assets and liabilities denominated in foreign currencies	—	(4,049)	—	(176,771)	4,984
Net assets	$167,090,044	$764,562,278	$275,786,150	$51,036,096	$312,017,617
Net assets by class:
Class A	$76,434,849	$74,784,908	$4,213,885	$293,444	$53,188,464
Class B	—	3,164,142	—	—	4,857,798
Class C	21,751,382	67,994,589	3,691,773	249,711	68,812,048
Class I	68,903,813	49,943,705	507,758	321,319	38,066,728
Class I2	—	568,674,934	267,372,734	50,171,622	147,092,579
Shares outstanding (unlimited shares, no par value):
Class A	6,846,354	7,913,229	422,143	31,143	4,653,995
Class B	—	334,679	—	—	429,503
Class C	1,951,986	7,241,488	369,770	26,582	6,092,077
Class I	6,146,442	5,278,132	50,871	34,072	3,330,229
Class I2	—	60,074,003	26,785,740	5,317,384	12,860,519
Net asset value per share:
Class A	$11.16	$9.45	$9.98	$9.42	$11.43
Class B	—	9.45	—	—	11.31
Class C	11.14	9.39	9.98	9.39	11.30
Class I	11.21	9.46	9.98	9.43	11.43
Class I2	—	9.47	9.98	9.44	11.44
Maximum offering price per share: (E)
Class A	$11.53	$9.92	$10.48	$9.89	$12.10

(A) Investments, at cost	$163,177,119	$807,628,543	$272,003,212	$52,016,518	$324,389,843
(B) Securities loaned, at value	$—	$42,986,271	$2,782,936	$117,608	$22,793,122
(C) Repurchase agreements, at cost	$21,090,388	$5,354,396	$41,816,356	$1,167,354	$3,500,597
(D) Foreign currency, at cost	$—	$—	$—	$44,011	$—

(E)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus. Net asset value per share for Class B, C, I and I2 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At April 30, 2015

(unaudited)

	Transamerica Growth Opportunities	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Income & Growth	Transamerica Inflation Opportunities
Assets:
Investments, at value (A) (B)	$844,157,661	$1,234,981,586	$27,764,544	$769,981,113	$239,719,450
Repurchase agreements, at value (C)	38,965,270	12,430,643	4,337,170	13,329,966	10,887,995
Foreign currency, at value (D)	—	—	—	—	204
Cash	—	75,633	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	198,347
Receivables:
Shares of beneficial interest sold	24,241	4,860,273	1,049,643	1,031,334	24,102
Investments sold	—	47,930,044	—	37,246,358	77,352
Interest	11	16,956,264	224,705	4	788,932
Dividends	37,641	112,466	—	4,150,559	471
Tax reclaims	—	—	—	447,500	—
Net income from securities lending	111,336	47,002	—	91,044	987
Variation margin receivable on derivative financial instruments	—	—	—	—	13,958
12b-1 waiver	—	—	1,464	—	—
Prepaid expenses	4,504	13,215	39	2,983	913
Total assets	883,300,664	1,317,407,126	33,377,565	826,280,861	251,712,711

Liabilities:
Cash deposit due to broker	260,000	—	—	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	199,882	1,689,868	1,521,262	722,674	86,566
Investments purchased	5,331,388	213,878	2,011,821	—	260,175
When-issued securities purchased	—	3,806,780	2,034,395	—	487,729
Investment advisory fees	503,373	551,504	4,320	457,821	109,997
Distribution and service fees	34,029	95,241	4,474	104,945	372
Administration fees	16,877	25,068	547	17,293	5,027
Transfer agent fees	43,478	43,599	1,470	17,143	1,580
Trustee and CCO fees	1,531	2,703	25	1,988	546
Audit and tax fees	10,969	14,865	10,027	11,365	7,936
Custody fees	7,584	—	—	896	3,751
Legal fees	9,464	14,517	315	5,516	2,394
Printing and shareholder reports fees	25,116	79,485	1,078	13,650	11,420
Registration fees	—	—	7,054	40,931	19,459
Other	1,280	1,521	59	614	184
Collateral for securities on loan	153,234,061	105,248,207	—	80,140,675	4,562,985
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	867,979
Total liabilities	159,679,032	111,787,236	5,596,847	81,535,511	6,428,100
Net assets	$723,621,632	$1,205,619,890	$27,780,718	$744,745,350	$245,284,611

Net assets consist of:
Paid-in capital	$558,143,093	$1,206,855,863	$27,260,688	$733,680,188	$250,390,551
Undistributed (distributions in excess of) net investment income (loss)	(2,146,969)	153,704	3,835	10,050,264	(2,813,467)
Accumulated net realized gain (loss)	10,068,436	(542,990)	255,890	(21,577,707)	812,285
Net unrealized appreciation (depreciation) on:
Investments	157,557,072	(846,687)	260,305	22,554,019	(2,321,675)
Futures contracts	—	—	—	—	(114,047)
Translation of assets and liabilities denominated in foreign currencies	—	—	—	38,586	(669,036)
Net assets	$723,621,632	$1,205,619,890	$27,780,718	$744,745,350	$245,284,611
Net assets by class:
Class A	$99,375,113	$171,136,487	$12,124,735	$72,731,223	$416,098
Class B	3,133,630	5,617,494	—	—	—
Class C	12,549,372	66,348,866	2,767,047	111,798,469	352,637
Class I	60,364,844	148,472,411	12,888,936	80,583,923	265,900
Class I2	548,198,673	814,044,632	—	479,631,735	244,249,976
Shares outstanding (unlimited shares, no par value):
Class A	9,767,657	18,060,381	1,068,868	6,747,108	42,111
Class B	364,206	592,669	—	—	—
Class C	1,446,025	7,035,993	243,742	10,417,516	35,810
Class I	5,541,181	15,558,804	1,134,770	7,461,278	26,885
Class I2	49,787,644	85,138,166	—	44,389,982	24,688,795
Net asset value per share:
Class A	$10.17	$9.48	$11.34	$10.78	$9.88
Class B	8.60	9.48	—	—	—
Class C	8.68	9.43	11.35	10.73	9.85
Class I	10.89	9.54	11.36	10.80	9.89
Class I2	11.01	9.56	—	10.80	9.89
Maximum offering price per share: (E)
Class A	$10.76	$9.95	$11.72	$11.41	$10.37

(A) Investments, at cost	$686,600,589	$1,235,828,273	$27,504,239	$747,427,094	$242,041,125
(B) Securities loaned, at value	$149,897,308	$103,056,885	$—	$77,898,687	$4,469,970
(C) Repurchase agreements, at cost	$38,965,270	$12,430,643	$4,337,170	$13,329,966	$10,887,995
(D) Foreign currency, at cost	$—	$—	$—	$—	$203

(E)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus. Net asset value per share for Class B, C, I and I2 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At April 30, 2015

(unaudited)

	Transamerica International Equity	Transamerica International Small Cap Value	Transamerica Large Cap Value	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities
Assets:
Investments, at value (A) (B)	$1,674,909,233	$887,597,282	$1,834,139,741	$339,090,351	$512,658,800
Repurchase agreements, at value (C)	47,721,165	17,580,111	75,149,107	4,762,121	22,002,219
Foreign currency, at value (D)	33,904	4	—	—	—
Cash	413,520	—	—	—	23,255
Receivables:
Shares of beneficial interest sold	7,329,950	193,280	155,577	7,050	196,690
Investments sold	13,073,743	410	15,964,984	3,911,964	—
Interest	13	5	21	1	6
Dividends	5,912,908	4,417,381	1,605,077	84,093	334,827
Tax reclaims	1,013,342	368,368	—	—	—
Net income from securities lending	100,102	71,820	33,955	8,007	13,260
Prepaid expenses	4,321	2,215	7,318	292	1,229
Total assets	1,750,512,201	910,230,876	1,927,055,780	347,863,879	535,230,286

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,713,207	169,020	408,971	—	75,730
Investments purchased	11,289,431	245,483	19,466,147	6,638,556	1,651,218
Investment advisory fees	861,388	631,792	970,247	157,598	261,822
Distribution and service fees	76,558	—	13,501	636	2,115
Administration fees	33,003	17,494	38,971	5,472	9,770
Transfer agent fees	74,052	30,379	14,614	1,766	4,053
Trustee and CCO fees	1,291	1,284	3,591	88	153
Audit and tax fees	11,609	10,358	14,131	7,432	6,307
Custody fees	34,121	19,707	—	—	—
Legal fees	7,304	4,271	18,353	600	337
Printing and shareholder reports fees	—	4,047	44,255	9,307	6,313
Registration fees	38,101	22,543	28,828	2,145	18,129
Other	995	422	2,270	84	153
Collateral for securities on loan	87,714,159	42,223,300	38,772,212	75,624,153	58,741,238
Total liabilities	101,855,219	43,380,100	59,796,091	82,447,837	60,777,338
Net assets	$1,648,656,982	$866,850,776	$1,867,259,689	$265,416,042	$474,452,948

Net assets consist of:
Paid-in capital	$1,522,241,117	$802,689,259	$1,547,949,391	$245,952,951	$449,083,432
Undistributed (distributions in excess of) net investment income (loss)	9,182,485	3,959,095	982,552	(120,650)	1,681,055
Accumulated net realized gain (loss)	22,065,046	7,323,368	167,846,395	6,313,319	3,968,730
Net unrealized appreciation (depreciation) on:
Investments	95,167,414	52,859,262	150,481,351	13,270,422	19,718,635
Translation of assets and liabilities denominated in foreign currencies	920	19,792	—	—	1,096
Net assets	$1,648,656,982	$866,850,776	$1,867,259,689	$265,416,042	$474,452,948
Net assets by class:
Class A	$201,190,578	$—	$23,626,552	$734,250	$7,919,229
Class C	46,599,587	—	10,631,356	677,219	727,688
Class I	824,039,084	326,733,243	12,225,160	460,594	12,104,083
Class I2	576,827,733	540,117,533	1,820,776,621	263,543,979	453,701,948
Shares outstanding (unlimited shares, no par value):
Class A	10,947,292	—	1,836,001	60,420	701,623
Class C	2,565,913	—	828,716	56,109	64,600
Class I	44,350,962	25,654,875	945,699	37,827	1,070,481
Class I2	31,028,860	42,350,601	140,967,446	21,631,195	40,117,541
Net asset value per share:
Class A	$18.38	$—	$12.87	$12.15	$11.29
Class C	18.16	—	12.83	12.07	11.26
Class I	18.58	12.74	12.93	12.18	11.31
Class I2	18.59	12.75	12.92	12.18	11.31
Maximum offering price per share: (E)
Class A	$19.45	$—	$13.62	$12.86	$11.95

(A) Investments, at cost	$1,579,741,819	$834,738,020	$1,683,658,390	$325,819,929	$492,940,165
(B) Securities loaned, at value	$83,648,432	$40,078,620	$37,645,121	$74,004,107	$57,341,957
(C) Repurchase agreements, at cost	$47,721,165	$17,580,111	$75,149,107	$4,762,121	$22,002,219
(D) Foreign currency, at cost	$36,473	$4	$—	$—	$—

(E)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus. Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class C shares equals net asset value less any applicable contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At April 30, 2015

(unaudited)

	Transamerica MLP & Energy Income	Transamerica Money Market	Transamerica Multi-Managed Balanced	Transamerica Opportunistic Allocation	Transamerica Short-Term Bond
Assets:
Investments, at value (A) (B)	$776,412,885	$127,875,992	$621,453,961	$1,130,713	$3,769,573,721
Repurchase agreements, at value (C)	14,402,988	23,440,150	12,218,865	52,928	21,299,082
Cash	92,348	—	78,292	—	390,768
Receivables:
Shares of beneficial interest sold	1,813,230	431,724	2,898,525	—	12,968,923
Due from adviser	—	23,887	—	6,199	—
Investments sold	6,570,910	—	1,687,208	—	256,570
Interest	717,893	15,108	1,335,908	—	35,640,965
Dividends	2,484,474	—	254,973	2,559	—
Net income from securities lending	18,115	—	3,029	224	6,249
12b-1 waiver	—	34,283	—	—	—
Prepaid expenses	1,869	2,886	2,828	1,563	15,347
Total assets	802,514,712	151,824,030	639,933,589	1,194,186	3,840,151,625

Liabilities:
Foreign currency overdraft (D)	656,282	—	—	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	453,661	527,104	797,722	—	7,608,313
Investments purchased	3,648,001	3,000,000	1,780,516	—	—
When-issued securities purchased	—	—	31,099,988	—	15,000,000
Investment advisory fees	619,732	—	312,591	—	1,451,460
Distribution and service fees	57,990	182,823	187,915	281	852,192
Administration fees	14,814	3,067	12,023	23	78,354
Transfer agent fees	16,088	33,765	48,342	66	177,126
Trustee and CCO fees	1,072	600	843	2	10,253
Audit and tax fees	12,703	8,895	10,606	3,524	25,695
Custody fees	—	—	—	509	6,270
Legal fees	2,191	3,045	5,135	—	49,482
Printing and shareholder reports fees	169	9,928	24,195	2,043	148,303
Variation margin payable on derivative financial instruments	—	—	57,430	—	—
Distribution payable	—	206	—	—	218,418
Registration fees	7,329	—	—	3	9,133
Other	331	392	695	1	6,009
Collateral for securities on loan	69,986,396	—	19,453,799	91,140	28,253,420
Written options and swaptions, at value (E)	59,950	—	—	—	—
Total liabilities	75,536,709	3,769,825	53,791,800	97,592	53,894,428
Net assets	$726,978,003	$148,054,205	$586,141,789	$1,096,594	$3,786,257,197

Net assets consist of:
Paid-in capital	$718,646,722	$148,054,595	$493,621,746	$1,091,020	$3,773,672,030
Undistributed (distributions in excess of) net investment income (loss)	6,599,818	459	61,151	16,601	(2,334,714)
Accumulated net realized gain (loss)	(34,508,057)	(849)	4,547,777	(33,210)	(611,898)
Net unrealized appreciation (depreciation) on:
Investments	36,244,541	—	87,928,572	22,183	15,554,431
Futures contracts	—	—	(17,457)	—	—
Written options and swaptions	12,328	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	(17,349)	—	—	—	(22,652)
Net assets	$726,978,003	$148,054,205	$586,141,789	$1,096,594	$3,786,257,197
Net assets by class:
Class A	$68,328,014	$73,944,145	$199,025,296	$279,923	$988,545,706
Class B	—	2,967,456	6,210,881	—	—
Class C	55,298,104	20,003,902	174,338,617	269,452	781,025,313
Class I	100,605,576	18,199,457	206,566,995	547,219	778,159,507
Class I2	502,746,309	32,939,245	—	—	1,238,526,671
Shares outstanding (unlimited shares, no par value):
Class A	6,197,682	73,943,563	7,946,397	27,959	95,889,561
Class B	—	2,967,120	249,622	—	—
Class C	5,038,913	20,000,337	7,077,944	26,930	75,900,280
Class I	9,118,137	18,200,203	8,215,142	54,640	76,814,127
Class I2	45,557,948	32,938,786	—	—	122,320,859
Net asset value per share:
Class A	$11.02	$1.00	$25.05	$10.01	$10.31
Class B	—	1.00	24.88	—	—
Class C	10.97	1.00	24.63	10.01	10.29
Class I	11.03	1.00	25.14	10.01	10.13
Class I2	11.04	1.00	—	—	10.13
Maximum offering price per share: (F)
Class A	$11.66	$1.00	$26.51	$10.59	$10.57

(A) Investments, at cost	$740,168,344	$127,875,992	$533,525,389	$1,108,530	$3,754,019,290
(B) Securities loaned, at value	$67,943,248	$—	$19,046,580	$88,986	$27,671,131
(C) Repurchase agreements, at cost	$14,402,988	$23,440,150	$12,218,865	$52,928	$21,299,082
(D) Foreign currency, at cost	$(638,111)	$—	$—	$—	$—
(E) Premium received on written options and swaptions	$(72,278)	$—	$—	$—	$—

(F)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus. Net asset value per share for Class B, C, I and I2 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At April 30, 2015

(unaudited)

	Transamerica Small Cap Core	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic High Income
Assets:
Investments, at value (A) (B)	$315,250,116	$636,785,125	$583,535,136	$1,124,465,635	$33,865,843
Repurchase agreements, at value (C)	3,120,076	18,958,292	21,409,161	9,360,406	825,373
Receivables:
Shares of beneficial interest sold	—	86,306	12,320	998,827	99,950
Due from adviser	—	—	—	—	219
Investments sold	—	9,482,543	2,411,205	18,368,621	—
Interest	1	5	6	3	152,759
Dividends	204,575	17,339	232,622	494,335	15,965
Tax reclaims	—	—	—	916	—
Net income from securities lending	47,653	89,584	90,998	20,436	1,721
Prepaid expenses	447	2,348	2,659	3,851	16,835
Total assets	318,622,868	665,421,542	607,694,107	1,153,713,030	34,978,665

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	22,189	1,234,644	41,955	2,038,706	266
Investments purchased	—	14,558,976	4,000,970	17,248,048	—
Investment advisory fees	176,326	386,738	413,312	662,477	—
Distribution and service fees	433	1,181	1,003	372,830	1,260
Administration fees	5,510	11,777	12,179	21,398	555
Transfer agent fees	1,845	3,728	3,887	87,960	2,087
Trustee and CCO fees	285	1,356	1,901	2,486	103
Audit and tax fees	7,361	9,832	10,763	12,193	6,815
Custody fees	—	3,340	2,597	—	523
Legal fees	981	7,167	9,512	13,894	700
Printing and shareholder reports fees	12,722	17,369	23,030	63,150	4,577
Registration fees	15,531	4,253	1,000	945	2,581
Other	142	981	1,227	1,744	87
Collateral for securities on loan	57,478,890	108,019,050	96,297,204	125,268,891	7,537,990
Total liabilities	57,722,215	124,260,392	100,820,540	145,794,722	7,557,544
Net assets	$260,900,653	$541,161,150	$506,873,567	$1,007,918,308	$27,421,121

Net assets consist of:
Paid-in capital	$255,464,742	$413,237,940	$412,023,739	$818,698,303	$26,793,176
Undistributed (distributions in excess of) net investment income (loss)	711,761	(136,190)	2,239,404	(560,960)	30,699
Accumulated net realized gain (loss)	2,667,378	26,721,655	34,933,387	49,960,046	491,760
Net unrealized appreciation (depreciation) on:
Investments	2,056,772	101,337,745	57,677,037	139,820,919	105,486
Net assets	$260,900,653	$541,161,150	$506,873,567	$1,007,918,308	$27,421,121
Net assets by class:
Class A	$354,495	$1,276,509	$970,738	$448,723,952	$1,596,906
Class B	—	—	—	23,226,727	—
Class C	391,275	819,518	971,913	304,413,185	1,137,190
Class I	713,489	2,604,513	623,674	211,382,606	24,687,014
Class I2	259,441,394	536,460,610	504,307,242	20,171,838	11
Shares outstanding (unlimited shares, no par value):
Class A	33,450	101,138	82,036	16,628,080	155,151
Class B	—	—	—	936,312	—
Class C	37,184	66,133	82,476	12,415,041	110,598
Class I	67,283	204,867	52,497	7,634,166	2,398,052
Class I2	24,451,314	42,062,872	42,414,324	727,615	1
Net asset value per share:
Class A	$10.60	$12.62	$11.83	$26.99	$10.29
Class B	—	—	—	24.81	—
Class C	10.52	12.39	11.78	24.52	10.28
Class I	10.60	12.71	11.88	27.69	10.29
Class I2	10.61	12.75	11.89	27.72	10.34	(D)
Maximum offering price per share: (E)
Class A	$11.22	$13.35	$12.52	$28.56	$10.89

(A) Investments, at cost	$313,193,344	$535,447,380	$525,858,099	$984,644,716	$33,760,357
(B) Securities loaned, at value	$55,756,388	$105,477,115	$93,964,018	$122,284,054	$7,370,014
(C) Repurchase agreements, at cost	$3,120,076	$18,958,292	$21,409,161	$9,360,406	$825,373

(D)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(E)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus. Net asset value per share for Class B, C, I and I2 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At April 30, 2015

(unaudited)

	Transamerica Tactical Allocation	Transamerica Tactical Income	Transamerica Tactical Rotation	Transamerica Unconstrained Bond	Transamerica US Growth
Assets:
Investments, at value (A) (B)	$12,771,334	$1,034,965,976	$25,026,857	$50,059,339	$1,244,736,927
Repurchase agreements, at value (C)	112,593	5,647,057	329,805	6,310,790	2,800,585
Cash	—	—	—	10,938	—
Receivables:
Shares of beneficial interest sold	184	684,833	60,152	—	173,764
Due from adviser	2,761	—	—	2,986	—
Investments sold	—	—	—	1,130,433	10,944,776
Interest	—	2	—	386,012	1
Dividends	—	—	—	—	907,223
Tax reclaims	—	—	—	—	502,270
Net income from securities lending	1,217	51,572	3,526	953	10,324
Variation margin receivable on derivative financial instruments	—	—	—	2,249	—
Prepaid expenses	45	4,342	62	34,281	5,593
Total assets	12,888,134	1,041,353,782	25,420,402	57,937,981	1,260,081,463

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	300	1,996,330	—	—	670,771
Investments purchased	—	—	—	602,527	3,711,567
When-issued securities purchased	—	—	—	1,769,021	—
Investment advisory fees	—	327,053	2,894	—	670,014
Distribution and service fees	5,834	363,506	8,179	—	151,052
Administration fees	246	17,396	464	1,069	25,280
Transfer agent fees	1,299	70,803	2,385	343	142,370
Trustee and CCO fees	33	2,407	48	813	2,635
Audit and tax fees	9,568	1,412	9,596	8,504	13,769
Custody fees	208	730	10	10,514	7,689
Legal fees	148	10,835	204	1,445	17,208
Printing and shareholder reports fees	344	34,243	98	2,613	60,894
Registration fees	1,074	4,428	1,193	10,286	443
Other	71	1,761	72	105	2,346
Collateral for securities on loan	629,227	203,290,436	2,889,092	3,337,907	48,387,752
Total liabilities	648,352	206,121,340	2,914,235	5,745,147	53,863,790
Net assets	$12,239,782	$835,232,442	$22,506,167	$52,192,834	$1,206,217,673

Net assets consist of:
Paid-in capital	$11,984,065	$824,772,424	$21,151,900	$51,470,539	$987,612,559
Undistributed (distributions in excess of) net investment income (loss)	(3,269)	1,862,773	(96,405)	8,470	1,089,200
Accumulated net realized gain (loss)	(85,917)	12,988,242	501,336	181,263	14,213,712
Net unrealized appreciation (depreciation) on:
Investments	344,903	(4,390,997)	949,336	479,710	203,178,269
Futures contracts	—	—	—	52,852	—
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	123,933
Net assets	$12,239,782	$835,232,442	$22,506,167	$52,192,834	$1,206,217,673
Net assets by class:
Class A	$5,589,230	$238,971,966	$11,542,988	$—	$469,342,895
Class B	—	—	—	—	12,915,170
Class C	5,903,311	376,484,979	7,103,157	—	50,189,672
Class I	747,241	219,775,497	3,860,022	256,518	194,957,465
Class I2	—	—	—	51,936,316	373,598,981
Class T	—	—	—	—	105,213,490
Shares outstanding (unlimited shares, no par value):
Class A	547,292	23,151,663	1,003,708	—	27,809,238
Class B	—	—	—	—	786,941
Class C	582,999	36,608,806	622,701	—	3,060,528
Class I	73,693	21,288,383	336,610	25,293	11,383,588
Class I2	—	—	—	5,120,809	21,856,155
Class T	—	—	—	—	2,566,499
Net asset value per share:
Class A	$10.21	$10.32	$11.50	$—	$16.88
Class B	—	—	—	—	16.41
Class C	10.13	10.28	11.41	—	16.40
Class I	10.14	10.32	11.47	10.14	17.13
Class I2	—	—	—	10.14	17.09
Class T	—	—	—	—	40.99
Maximum offering price per share: (D)
Class A	$10.80	$10.83	$12.17	$—	$17.86
Class T	$—	$—	$—	$—	$44.80

(A) Investments, at cost	$12,426,431	$1,039,356,973	$24,077,521	$49,579,629	$1,041,558,658
(B) Securities loaned, at value	$616,491	$199,076,183	$2,822,754	$3,271,300	$47,322,368
(C) Repurchase agreements, at cost	$112,593	$5,647,057	$329,805	$6,310,790	$2,800,585

(D)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus. Net asset value per share for Class B, C, I and I2 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF OPERATIONS

For the period ended April 30, 2015

(unaudited)

	Transamerica Capital Growth	Transamerica Concentrated Growth	Transamerica Dividend Focused	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Equity
Investment Income:
Dividend income	$3,127,430	$2,812,233	$17,885,617	$—	$1,702,786
Interest income	1,724	449	2,415	20,826,633	327
Net income from securities lending	208,081	37,359	64,345	143,837	18,177
Withholding taxes on foreign income	—	(118,302)	—	(94,313)	(263,100)
Total investment income	3,337,235	2,731,739	17,952,377	20,876,157	1,458,190

Expenses:
Investment advisory fees	4,348,550	1,423,602	4,392,907	1,772,811	1,187,044
Distribution and service fees:
Class A	156,717	606	70,758	108,319	2,164
Class B	22,929	—	—	—	—
Class C	259,374	1,633	27,121	124,775	7,684
Administration fees	149,578	54,754	173,740	74,704	31,282
Transfer agent fees:
Class A	111,026	116	4,344	66,603	1,508
Class B	8,213	—	—	—	—
Class C	35,167	49	2,640	16,740	1,035
Class I	106,345	11,186	3,542	187,308	676
Class I2	32,172	15,605	49,554	4,770	9,218
Trustee and CCO fees	9,514	3,137	12,666	5,162	2,170
Audit and tax fees	11,667	10,799	13,072	13,876	9,374
Custody fees	67,215	30,941	68,553	117,697	143,298
Legal fees	21,870	6,852	27,634	11,623	4,735
Printing and shareholder reports fees	28,058	7,517	20,504	35,945	4,881
Registration fees	47,743	57,155	84,397	35,050	32,264
Other	12,038	12,201	15,574	7,786	3,706
Total expenses before waiver and/or reimbursement and recapture	5,428,176	1,636,153	4,967,006	2,583,169	1,441,039
Expenses waived and/or reimbursed:
Class B	(47)	—	—	—	—
Class I	—	(43)	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class B	1,353	—	—	—	—
Class I	—	10,516	—	—	—
Net expenses	5,429,482	1,646,626	4,967,006	2,583,169	1,441,039
Net investment income (loss)	(2,092,247)	1,085,113	12,985,371	18,292,988	17,151

Net realized gain (loss) on:
Investments	18,320,208	(713,035)	120,741,263	(20,994,991)	(6,041,132)
Futures contracts	—	—	—	(468,680)	—
Foreign currency transactions	178	163	—	4,240,327	(168,147)
Net realized gain (loss)	18,320,386	(712,872)	120,741,263	(17,223,344)	(6,209,279)

Net change in unrealized appreciation (depreciation) on:
Investments	62,081,582	25,992,246	(95,604,595)	(7,509,595)	19,357,479
Futures contracts	—	—	—	103,211	—
Translation of assets and liabilities denominated in foreign currencies	4,394	—	—	(766,007)	(5,470)
Net change in unrealized appreciation (depreciation)	62,085,976	25,992,246	(95,604,595)	(8,172,391)	19,352,009
Net realized and change in unrealized gain (loss)	80,406,362	25,279,374	25,136,668	(25,395,735)	13,142,730
Net increase (decrease) in net assets resulting from operations	$78,314,115	$26,364,487	$38,122,039	$(7,102,747)	$13,159,881

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the period ended April 30, 2015

(unaudited)

	Transamerica Enhanced Muni	Transamerica Flexible Income	Transamerica Floating Rate	Transamerica Global Bond	Transamerica Global Equity
Investment Income:
Dividend income	$1,679	$253,466	$34,396	$—	$3,059,792
Interest income	1,375,899	13,805,010	5,270,150	3,148,774	304
Net income from securities lending	—	46,500	7,390	5,362	54,175
Withholding taxes on foreign income	—	—	—	(1,637)	(211,576)
Total investment income	1,377,578	14,104,976	5,311,936	3,152,499	2,902,695

Expenses:
Investment advisory fees	225,761	1,598,401	696,705	543,639	1,249,667
Distribution and service fees:
Class A	65,613	91,621	1,191	361	68,725
Class B	—	16,176	—	—	27,925
Class C	73,782	338,138	10,662	1,228	359,340
Administration fees	12,830	93,314	28,554	25,169	27,065
Transfer agent fees:
Class A	10,861	48,314	416	112	55,512
Class B	—	3,690	—	—	10,217
Class C	3,449	30,529	1,106	101	64,783
Class I	18,251	24,114	243	205	18,938
Class I2	—	20,900	8,435	7,519	5,301
Trustee and CCO fees	660	6,349	1,691	2,039	2,610
Audit and tax fees	9,144	11,270	11,994	22,207	7,683
Custody fees	42,408	56,447	110,256	99,739	32,815
Legal fees	1,043	13,936	3,839	3,699	9,017
Printing and shareholder reports fees	1,935	16,105	22,409	7,935	50,948
Registration fees	25,096	59,668	21,576	54,253	44,197
Other	2,197	8,233	3,097	3,004	4,637
Total expenses before waiver and/or reimbursement and recapture	493,030	2,437,205	922,174	771,210	2,039,380
Expenses waived and/or reimbursed:
Fund level	—	—	—	(6,630)	—
Class A	(34,993)	—	(451)	(283)	(11,261)
Class B	—	—	—	—	(5,283)
Class C	(20,746)	—	(983)	(362)	(15,225)
Class I	(5,396)	—	(218)	(396)	—
Class I2	—	—	(17,646)	(44,791)	—
Recapture of previously waived and/or reimbursed fees:
Class A	20,032	—	92	171	4,242
Class C	5,077	—	4	261	13,840
Class I	2,075	—	—	191	4,067
Class I2	—	—	22,593	37,272	—
Net expenses	459,079	2,437,205	925,565	756,643	2,029,760
Net investment income (loss)	918,499	11,667,771	4,386,371	2,395,856	872,935

Net realized gain (loss) on:
Investments	1,280,118	1,036,857	(165,179)	(20,540,179)	(6,404,300)
Foreign currency transactions	—	(20,096)	—	757,151	(62,566)
Net realized gain (loss)	1,280,118	1,016,761	(165,179)	(19,783,028)	(6,466,866)

Net change in unrealized appreciation (depreciation) on:
Investments	(521,115)	(1,427,421)	2,170,045	6,252,416	15,301,166
Unfunded commitment	—	—	(2,286)	—	—
Translation of assets and liabilities denominated in foreign currencies	—	2,724	—	600,645	9,603
Net change in unrealized appreciation (depreciation)	(521,115)	(1,424,697)	2,167,759	6,853,061	15,310,769
Net realized and change in unrealized gain (loss)	759,003	(407,936)	2,002,580	(12,929,967)	8,843,903
Net increase (decrease) in net assets resulting from operations	$1,677,502	$11,259,835	$6,388,951	$(10,534,111)	$9,716,838

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the period ended April 30, 2015

(unaudited)

	Transamerica Growth Opportunities	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Income & Growth	Transamerica Inflation Opportunities
Investment Income:
Dividend income	$895,129	$752,768	$5,487	$22,623,384	$25,672
Interest income	1,879	38,420,341	319,373	942	(1,113,790)
Net income from securities lending	554,185	296,994	—	374,243	8,212
Withholding taxes on foreign income	—	—	—	(718,960)	(372)
Total investment income	1,451,193	39,470,103	324,860	22,279,609	(1,080,278)

Expenses:
Investment advisory fees	2,905,778	3,601,240	43,133	2,914,482	662,512
Distribution and service fees:
Class A	125,753	189,142	9,236	86,504	429
Class B	17,487	30,145	—	—	—
Class C	63,430	331,435	10,527	507,448	1,834
Administration fees	97,136	164,151	2,114	110,188	30,213
Transfer agent fees:
Class A	139,988	89,456	2,281	36,577	161
Class B	8,447	5,297	—	—	—
Class C	20,875	35,284	675	43,570	290
Class I	54,431	142,985	3,940	41,499	170
Class I2	22,415	31,040	—	23,703	9,027
Trustee and CCO fees	6,509	11,059	121	7,643	2,105
Audit and tax fees	10,382	14,359	8,981	12,220	11,118
Custody fees	47,903	99,259	15,177	99,165	39,170
Legal fees	14,995	25,598	50	16,473	3,845
Printing and shareholder reports fees	19,656	119,886	1,140	18,746	10,918
Registration fees	31,991	55,970	17,834	66,341	52,702
Other	9,330	13,799	1,665	9,005	2,999
Total expenses before waiver and/or reimbursement and recapture	3,596,506	4,960,105	116,874	3,993,564	827,493
Expenses waived and/or reimbursed:
Fund level	—	—	(25,938)	—	—
Class A	—	—	(5,975)	—	(67)
Class C	—	—	(3,320)	—	(204)
Class I	—	—	(3,996)	—	(69)
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	—	—	35
Class C	—	—	13	—	52
Class I	—	—	56	—	—
Net expenses	3,596,506	4,960,105	77,714	3,993,564	827,240
Net investment income (loss)	(2,145,313)	34,509,998	247,146	18,286,045	(1,907,518)

Net realized gain (loss) on:
Investments	10,496,203	(407,161)	258,477	(4,491,837)	(776,359)
Futures contracts	—	—	—	—	(352,952)
Foreign currency transactions	544	—	—	(671,210)	1,920,047
Net realized gain (loss)	10,496,747	(407,161)	258,477	(5,163,047)	790,736

Net change in unrealized appreciation (depreciation) on:
Investments	4,447,989	(10,006,169)	(89,008)	(2,459,431)	1,518,163
Futures contracts	—	—	—	—	86,034
Translation of assets and liabilities denominated in foreign currencies	—	—	—	70,846	(965,812)
Net change in unrealized appreciation (depreciation)	4,447,989	(10,006,169)	(89,008)	(2,388,585)	638,385
Net realized and change in unrealized gain (loss)	14,944,736	(10,413,330)	169,469	(7,551,632)	1,429,121
Net increase (decrease) in net assets resulting from operations	$12,799,423	$24,096,668	$416,615	$10,734,413	$(478,397)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the period ended April 30, 2015

(unaudited)

	Transamerica International Equity	Transamerica International Small Cap Value	Transamerica Large Cap Value	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities
Investment Income:
Dividend income	$23,572,868	$11,914,144	$19,769,174	$1,334,341	$3,781,235
Interest income	2,214	—	4,033	363	1,115
Net income from securities lending	557,526	279,443	385,889	28,295	95,495
Withholding taxes on foreign income	(1,982,968)	(941,414)	(68,702)	(10,357)	(37,215)
Total investment income	22,149,640	11,252,173	20,090,394	1,352,642	3,840,630

Expenses:
Investment advisory fees	5,126,939	3,559,450	5,748,507	586,925	1,135,887
Distribution and service fees:
Class A	192,437	—	32,119	741	4,741
Class C	195,320	—	48,200	2,058	2,254
Administration fees	178,572	98,135	230,740	20,379	42,384
Transfer agent fees:
Class A	219,096	—	16,446	517	1,021
Class C	25,986	—	6,147	183	111
Class I	353,582	145,820	6,564	232	4,998
Class I2	20,805	18,866	67,440	6,062	12,200
Trustee and CCO fees	10,445	6,272	15,517	1,150	2,368
Audit and tax fees	12,219	11,230	14,596	9,354	9,752
Custody fees	388,928	279,989	88,826	9,571	19,936
Legal fees	23,233	13,780	34,729	1,207	3,460
Printing and shareholder reports fees	44,345	9,435	31,376	12,702	8,240
Registration fees	135,353	69,314	52,242	19,970	38,897
Other	12,983	6,425	18,786	2,331	3,055
Total expenses before waiver and/or reimbursement and recapture	6,940,243	4,218,716	6,412,235	673,382	1,289,304
Expenses waived and/or reimbursed:
Class A	(86,595)	—	—	(1)	(6)
Class C	(1,261)	—	—	—	—
Class I	—	—	—	(19)	—
Recapture of previously waived and/or reimbursed fees:
Class A	4,212	—	—	53	6
Class C	1,261	—	—	—	—
Class I	—	—	—	178	104
Net expenses	6,857,860	4,218,716	6,412,235	673,593	1,289,408
Net investment income (loss)	15,291,780	7,033,457	13,678,159	679,049	2,551,222

Net realized gain (loss) on:
Investments	23,076,950	7,892,399	170,711,359	6,316,649	4,396,783
Foreign currency transactions	16,385	(316,442)	—	—	(653)
Net realized gain (loss)	23,093,335	7,575,957	170,711,359	6,316,649	4,396,130

Net change in unrealized appreciation (depreciation) on:
Investments	79,150,171	68,549,224	(71,902,526)	8,340,402	12,942,582
Translation of assets and liabilities denominated in foreign currencies	86,312	73,361	—	—	1,096
Net change in unrealized appreciation (depreciation)	79,236,483	68,622,585	(71,902,526)	8,340,402	12,943,678
Net realized and change in unrealized gain (loss)	102,329,818	76,198,542	98,808,833	14,657,051	17,339,808
Net increase (decrease) in net assets resulting from operations	$117,621,598	$83,231,999	$112,486,992	$15,336,100	$19,891,030

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the period ended April 30, 2015

(unaudited)

	Transamerica MLP & Energy Income	Transamerica Money Market	Transamerica Multi-Managed Balanced	Transamerica Opportunistic Allocation	Transamerica Short-Term Bond
Investment Income:
Dividend income	$12,628,628	$—	$3,329,378	$47,115	$—
Interest income	1,548,165	199,353	2,427,191	2	55,314,828
Net income from securities lending	191,470	—	17,350	1,675	83,633
Withholding taxes on foreign income	(200,674)	—	(765)	—	—
Total investment income	14,167,589	199,353	5,773,154	48,792	55,398,461

Expenses:
Investment advisory fees	3,638,971	313,754	1,734,421	2,267	9,099,750
Distribution and service fees:
Class A	78,660	98,574	232,326	343	1,247,083
Class B	—	16,091	32,356	—	—
Class C	254,686	109,429	752,427	1,323	4,036,059
Administration fees	86,822	19,610	66,708	135	491,767
Transfer agent fees:
Class A	39,404	131,028	141,232	34	344,958
Class B	—	5,788	11,288	—	—
Class C	28,038	18,028	64,779	26	294,797
Class I	54,379	23,462	115,081	323	415,197
Class I2	17,958	1,279	—	—	50,156
Trustee and CCO fees	5,338	1,617	4,232	9	35,823
Audit and tax fees	12,469	7,285	9,448	10,225	26,805
Custody fees	48,588	35,356	71,808	4,033	216,262
Legal fees	10,995	3,530	9,680	90	80,644
Printing and shareholder reports fees	11,028	6,798	26,622	768	148,677
Registration fees	58,799	34,708	36,653	16,005	89,942
Other	7,003	4,363	6,837	9	40,126
Total expenses before waiver and/or reimbursement and recapture	4,353,138	830,700	3,315,898	35,590	16,618,046
Expenses waived and/or reimbursed:
Fund level	—	(234,708)	—	(28,414)	—
Class A	—	(227,620)	—	(34)	—
Class B	—	(21,780)	—	—	—
Class C	—	(126,642)	—	(26)	—
Class I	—	(23,462)	—	(323)	—
Class I2	—	(1,279)	—	—	—
Net expenses	4,353,138	195,209	3,315,898	6,793	16,618,046
Net investment income (loss)	9,814,451	4,144	2,457,256	41,999	38,780,415

Net realized gain (loss) on:
Investments	(34,574,260)	—	7,837,753	5,277	(98,516)
Futures contracts	—	—	175,899	—	—
Written options and swaptions	534,865	—	—	—	—
Foreign currency transactions	(8,937)	—	(29)	—	(46,080)
Net realized gain (loss)	(34,048,332)	—	8,013,623	5,277	(144,596)

Net change in unrealized appreciation (depreciation) on:
Investments	4,675,978	—	3,836,186	(1,381)	(13,148,680)
Futures contracts	—	—	(162,049)	—	—
Written options and swaptions	150,911	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	(28,017)	—	—	—	9,095
Net change in unrealized appreciation (depreciation)	4,798,872	—	3,674,137	(1,381)	(13,139,585)
Net realized and change in unrealized gain (loss)	(29,249,460)	—	11,687,760	3,896	(13,284,181)
Net increase (decrease) in net assets resulting from operations	$(19,435,009)	$4,144	$14,145,016	$45,895	$25,496,234

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the period ended April 30, 2015

(unaudited)

	Transamerica Small Cap Core	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic High Income
Investment Income:
Dividend income	$2,064,777	$3,249,909	$6,801,378	$8,531,107	$474,530
Interest income	222	847	1,006	614	347,053
Net income from securities lending	221,652	906,659	372,616	140,093	13,203
Withholding taxes on foreign income	(5,565)	—	—	(52,451)	(1,333)
Total investment income	2,281,086	4,157,415	7,175,000	8,619,363	833,453

Expenses:
Investment advisory fees	904,539	2,180,325	2,676,216	4,025,665	111,055
Distribution and service fees:
Class A	415	1,922	1,188	574,809	1,704
Class B	—	—	—	125,054	—
Class C	2,120	3,323	4,561	1,550,467	5,422
Administration fees	28,267	66,276	78,911	130,056	4,207
Transfer agent fees:
Class A	74	900	706	481,001	297
Class B	—	—	—	22,210	—
Class C	156	338	374	200,188	98
Class I	420	523	446	118,288	10,200
Class I2	8,425	19,768	23,579	802	434
Trustee and CCO fees	1,744	4,732	5,961	9,194	321
Audit and tax fees	9,953	8,899	9,880	11,633	11,260
Custody fees	20,075	33,141	41,627	79,108	8,351
Legal fees	3,542	10,773	13,994	21,670	616
Printing and shareholder reports fees	12,702	11,254	14,668	73,873	2,675
Registration fees	33,302	20,700	25,244	40,146	21,417
Other	3,038	6,563	8,113	12,627	1,765
Total expenses before waiver and/or reimbursement and recapture	1,028,772	2,369,437	2,905,468	7,476,791	179,822
Expenses waived and/or reimbursed:
Fund level	—	—	—	—	(1,815)
Class A	—	—	—	—	(2,013)
Class C	—	—	—	—	(1,436)
Class I	(13)	—	—	—	(33,971)
Class I2	—	—	—	—	(6,888)
Recapture of previously waived and/or reimbursed fees:
Class A	4	—	—	—	1,716
Class C	21	—	—	—	1,338
Class I	127	—	—	—	23,771
Class I2	—	—	—	—	6,454
Net expenses	1,028,911	2,369,437	2,905,468	7,476,791	166,978
Net investment income (loss)	1,252,175	1,787,978	4,269,532	1,142,572	666,475

Net realized gain (loss) on:
Investments	2,666,072	28,007,595	38,517,289	51,185,404	498,057
Foreign currency transactions	(100)	—	—	(899)	—
Net realized gain (loss)	2,665,972	28,007,595	38,517,289	51,184,505	498,057

Net change in unrealized appreciation (depreciation) on:
Investments	(2,880,327)	4,886,688	(33,517,318)	(19,444,804)	(147,064)
Net change in unrealized appreciation (depreciation)	(2,880,327)	4,886,688	(33,517,318)	(19,444,804)	(147,064)
Net realized and change in unrealized gain (loss)	(214,355)	32,894,283	4,999,971	31,739,701	350,993
Net increase (decrease) in net assets resulting from operations	$1,037,820	$34,682,261	$9,269,503	$32,882,273	$1,017,468

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF OPERATIONS (continued)

For the period ended April 30, 2015

(unaudited)

	Transamerica Tactical Allocation	Transamerica Tactical Income	Transamerica Tactical Rotation	Transamerica Unconstrained Bond (A)	Transamerica US Growth
Investment Income:
Dividend income	$152,822	$16,030,084	$167,347	$—	$7,876,738
Interest income	9	3,154	11	793,139	475
Net income from securities lending	8,906	407,187	19,313	2,141	65,843
Withholding taxes on foreign income	—	—	—	—	(19,042)
Total investment income	161,737	16,440,425	186,671	795,280	7,924,014

Expenses:
Investment advisory fees	33,698	2,029,150	62,646	126,760	4,004,779
Distribution and service fees:
Class A	6,728	309,392	15,040	—	581,020
Class B	—	—	—	—	71,869
Class C	30,290	1,924,881	35,156	—	251,080
Administration fees	1,532	107,933	2,848	4,952	151,021
Transfer agent fees:
Class A	5,053	109,471	7,613	—	525,913
Class B	—	—	—	—	27,324
Class C	3,342	173,245	5,310	—	66,671
Class I	490	121,645	1,994	113	139,102
Class I2	—	—	—	1,478	14,136
Class T	—	—	—	—	48,940
Trustee and CCO fees	112	7,980	196	1,114	10,442
Audit and tax fees	8,565	123,523	8,602	10,164	13,297
Custody fees	5,734	17,389	6,347	44,954	62,323
Legal fees	252	27,712	440	1,969	24,238
Printing and shareholder reports fees	1,479	62,541	3,067	9,212	51,866
Registration fees	18,662	29,543	18,884	34,306	46,830
Other	1,668	10,882	1,735	3,351	14,749
Total expenses before waiver and/or reimbursement and recapture	117,605	5,055,287	169,878	238,373	6,105,600
Expenses waived and/or reimbursed:
Fund level	(19,625)	—	(7,948)	(48,622)	—
Class A	(5,117)	—	(7,674)	—	—
Class B	—	—	—	—	(5)
Class C	(3,369)	—	(5,310)	—	—
Class I	(490)	—	(2,051)	(140)	—
Class I2	—	—	—	(1,478)	—
Recapture of previously waived and/or reimbursed fees:
Class A	64	—	61	—	—
Class B	—	—	—	—	3,230
Class C	27	—	—	—	—
Class I	—	—	57	27	—
Net expenses	89,095	5,055,287	147,013	188,160	6,108,825
Net investment income (loss)	72,642	11,385,138	39,658	607,120	1,815,189

Net realized gain (loss) on:
Investments	105,967	17,570,962	995,037	165,932	31,219,795
Futures contracts	—	—	—	15,331	—
Net realized gain (loss)	105,967	17,570,962	995,037	181,263	31,219,795

Net change in unrealized appreciation (depreciation) on:
Investments	239,508	(14,804,453)	(25,978)	479,710	60,717,013
Futures contracts	—	—	—	52,852	—
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	14,099
Net change in unrealized appreciation (depreciation)	239,508	(14,804,453)	(25,978)	532,562	60,731,112
Net realized and change in unrealized gain (loss)	345,475	2,766,509	969,059	713,825	91,950,907
Net increase (decrease) in net assets resulting from operations	$418,117	$14,151,647	$1,008,717	$1,320,945	$93,766,096

(A)	Commenced operations on December 8, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS

For the period and year ended:

	Transamerica Capital Growth		Transamerica Concentrated Growth
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014 (A)	December 31, 2013 (B)
From operations:
Net investment income (loss)	$(2,092,247)	$(3,146,101)	$1,085,113	$707,180	$(2,214)
Net realized gain (loss)	18,320,386	43,019,543	(712,872)	991,369	413,282
Net change in unrealized appreciation (depreciation)	62,085,976	89,236,910	25,992,246	12,284,158	2,910,000
Net increase (decrease) in net assets resulting from operations	78,314,115	129,110,352	26,364,487	13,982,707	3,321,068

Distributions to shareholders:
Net investment income:
Fund Level	—	—	—	—	(3,382)
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class I	—	—	(23,194)	—	—
Class I2	—	—	(1,071,082)	—	—
Total distributions from net realized gains	—	—	(1,094,276)	—	(3,382)
Net realized gains:
Fund Level	—	—	—	—	(293,304)
Class A	(3,324,337)	(2,081,467)	(1,067)	—	—
Class B	(146,506)	(145,269)	—	—	—
Class C	(1,561,956)	(760,899)	(728)	—	—
Class I	(4,201,021)	(2,778,746)	(46,387)	(377,911)	—
Class I2	(32,799,000)	(15,844,892)	(974,659)	—	—
Total distributions from net realized gains	(42,032,820)	(21,611,273)	(1,022,841)	(377,911)	(293,304)
Total distributions to shareholders	(42,032,820)	(21,611,273)	(2,117,117)	(377,911)	(296,686)

Capital share transactions:
Proceeds from shares sold:
Fund Level	—	—	—	176,841	489,107
Class A	15,933,240	56,847,940	88,419	462,262	—
Class B	144,572	204,170	—	—	—
Class C	7,341,066	26,513,720	86,403	264,344	—
Class I	21,310,701	98,954,375	2,102,744	6,252,828	—
Class I2	130,539,475	390,541,414	77,313,295	345,890,669	—
	175,269,054	573,061,619	79,590,861	353,046,944	489,107
Issued from fund acquisition:
Class I	—	—	—	9,903,534	—
Dividends and distributions reinvested:
Fund Level	—	—	—	370,421	290,954
Class A	3,232,197	1,996,249	1,067	—	—
Class B	141,128	139,326	—	—	—
Class C	1,279,713	656,374	728	—	—
Class I	3,384,906	2,365,528	68,653	—	—
Class I2	32,799,000	15,844,893	2,045,741	—	—
	40,836,944	21,002,370	2,116,189	370,421	290,954
Redeemed due to acquisition:
Fund Level	—	—	—	(9,903,534)	—
Cost of shares redeemed:
Fund Level	—	—	—	(749,632)	(363,523)
Class A	(15,501,121)	(38,249,668)	(18,349)	(33,549)	—
Class B	(407,527)	(626,908)	—	—	—
Class C	(5,574,464)	(8,611,228)	(8,297)	—	—
Class I	(31,108,316)	(63,277,857)	(358,988)	(571,460)	—
Class I2	(34,729,203)	(149,575,850)	(26,220,814)	(5,588,234)	—
	(87,320,631)	(260,341,511)	(26,606,448)	(6,942,875)	(363,523)
Automatic conversions:
Class A	671,264	1,459,868	—	—	—
Class B	(671,264)	(1,459,868)	—	—	—
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	128,785,367	333,722,478	55,100,602	346,474,490	416,538
Net increase (decrease) in net assets	165,066,662	441,221,557	79,347,972	360,079,286	3,440,920

Net assets:
Beginning of period/year	1,179,066,358	737,844,801	373,840,538	13,761,252	10,320,332
End of period/year	$1,344,133,020	$1,179,066,358	$453,188,510	$373,840,538	$13,761,252
Undistributed (distributions in excess of) net investment income (loss)	$(4,816,473)	$(2,724,226)	$707,249	$716,412	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Capital Growth		Transamerica Concentrated Growth
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014 (A)	December 31, 2013 (B)
Capital share transactions - shares:
Shares issued:
Fund Level	—	—	—	11,501	36,709
Class A	644,943	2,460,389	5,285	29,524	—
Class B	6,660	9,828	—	—	—
Class C	333,531	1,287,558	5,182	16,981	—
Class I	844,547	4,255,489	126,432	396,020	—
Class I2	7,413,964	23,744,448	4,622,634	22,085,210	—
	9,243,645	31,757,712	4,759,533	22,539,236	36,709
Shares issued on fund acquisition:
Class I	—	—	—	861,025	—
Shares reinvested:
Fund Level	—	—	—	23,929	20,038
Class A	136,668	89,198	63	—	—
Class B	6,727	6,925	—	—	—
Class C	60,707	32,558	43	—	—
Class I	139,988	103,751	4,108	—	—
Class I2	2,028,386	1,026,889	121,265	—	—
	2,372,476	1,259,321	125,479	23,929	20,038
Shares redeemed due to acquisition:
Fund Level	—	—	—	(861,025)	—
Shares redeemed:
Fund Level	—	—	—	(47,628)	(26,638)
Class A	(630,594)	(1,665,952)	(1,132)	(2,140)	—
Class B	(18,678)	(30,894)	—	—	—
Class C	(256,193)	(414,991)	(486)	—	—
Class I	(1,248,819)	(2,719,996)	(21,273)	(36,360)	—
Class I2	(2,052,725)	(9,444,270)	(1,545,676)	(352,590)	—
	(4,207,009)	(14,276,103)	(1,568,567)	(438,718)	(26,638)
Automatic conversions:
Class A	27,680	63,646	—	—	—
Class B	(31,203)	(71,016)	—	—	—
	(3,523)	(7,370)	—	—	—
Net increase (decrease) in shares outstanding:
Fund Level	—	—	—	(873,223)	30,109
Class A	178,697	947,281	4,216	27,384	—
Class B	(36,494)	(85,157)	—	—	—
Class C	138,045	905,125	4,739	16,981	—
Class I	(264,284)	1,639,244	109,267	1,220,685	—
Class I2	7,389,625	15,327,067	3,198,223	21,732,620	—
	7,405,589	18,733,560	3,316,445	22,124,447	30,109

(A)	Effective at the close of business on February 28, 2014, the fiscal year end of the Fund changed to October 31. The Statement of Changes in Net Assets represents activity for the ten months of January 1, 2014 – October 31, 2014. Refer to the notes to the financial statements for details.
(B)	Prior to January 1, 2014, the Statements of Changes in Net Assets was audited by another independent registered public accounting firm.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Dividend Focused		Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
From operations:
Net investment income (loss)	$12,985,371	$21,712,631	$18,292,988	$33,806,609	$17,151	$3,181,848
Net realized gain (loss)	120,741,263	49,179,546	(17,223,344)	(19,013,549)	(6,209,279)	445,864
Net change in unrealized appreciation (depreciation)	(95,604,595)	79,639,634	(8,172,391)	11,110,255	19,352,009	(5,270,268)
Net increase (decrease) in net assets resulting from operations	38,122,039	150,531,811	(7,102,747)	25,903,315	13,159,881	(1,642,556)

Distributions to shareholders:
Net investment income:
Class A	(480,894)	(493,242)	(1,031,639)	(5,052,223)	(18,976)	(8,906)
Class C	(28,994)	(20,663)	(294,976)	(1,295,021)	(5,547)	(6,643)
Class I	(58,537)	(71,747)	(5,192,081)	(13,439,260)	(14,731)	(5,913)
Class I2	(13,755,087)	(20,888,189)	(2,040,635)	(12,705,101)	(2,932,835)	(2,879,766)
Total distributions from net investment income	(14,323,512)	(21,473,841)	(8,559,331)	(32,491,605)	(2,972,089)	(2,901,228)
Net realized gains:
Class A	(2,041,457)	(11,141)	—	—	—	—
Class C	(176,625)	(11,903)	—	—	—	—
Class I	(221,274)	(13,662)	—	—	—	—
Class I2	(46,758,415)	(7,935,194)	—	—	—	—
Total distributions from net realized gains	(49,197,771)	(7,971,900)	—	—	—	—
Total distributions to shareholders	(63,521,283)	(29,445,741)	(8,559,331)	(32,491,605)	(2,972,089)	(2,901,228)

Capital share transactions:
Proceeds from shares sold:
Class A	13,028,528	66,769,358	41,087,863	60,824,303	562,871	778,984
Class C	1,820,438	3,252,271	3,148,700	9,291,107	750,458	657,282
Class I	1,225,831	4,453,396	178,557,532	286,885,850	216,681	839,074
Class I2	96,764,912	426,493,950	1,481,598	21,901,688	146,424,713	77,941,637
	112,839,709	500,968,975	224,275,693	378,902,948	147,954,723	80,216,977
Dividends and distributions reinvested:
Class A	2,519,785	503,571	960,947	4,781,683	17,064	8,906
Class C	204,318	32,324	258,247	1,095,269	5,393	6,643
Class I	279,811	85,409	4,832,501	12,019,253	14,731	5,913
Class I2	60,512,558	28,823,383	2,040,634	12,705,101	2,932,835	2,879,766
	63,516,472	29,444,687	8,092,329	30,601,306	2,970,023	2,901,228
Cost of shares redeemed:
Class A	(25,662,716)	(7,127,885)	(28,002,399)	(111,939,621)	(180,094)	(86,240)
Class C	(1,292,531)	(424,806)	(6,023,693)	(13,334,411)	(82,412)	(137,805)
Class I	(1,841,325)	(360,262)	(62,906,669)	(94,626,856)	(111,638)	(196,245)
Class I2	(648,726,964)	(194,004,001)	(16,649,299)	(224,316,463)	(38,243,502)	(54,917,222)
	(677,523,536)	(201,916,954)	(113,582,060)	(444,217,351)	(38,617,646)	(55,337,512)
Net increase (decrease) in net assets resulting from capital share transactions	(501,167,355)	328,496,708	118,785,962	(34,713,097)	112,307,100	27,780,693
Net increase (decrease) in net assets	(526,566,599)	449,582,778	103,123,884	(41,301,387)	122,494,892	23,236,909

Net assets:
Beginning of period/year	1,477,107,607	1,027,524,829	592,466,250	633,767,637	245,724,251	222,487,342
End of period/year	$950,541,008	$1,477,107,607	$695,590,134	$592,466,250	$368,219,143	$245,724,251
Undistributed (distributions in excess of) net investment income (loss)	$498,652	$1,836,793	$10,929,800	$1,196,143	$16,438	$2,971,376

Capital share transactions - shares:
Shares issued:
Class A	988,696	5,170,553	4,046,540	5,638,083	56,407	76,170
Class C	136,231	254,246	306,193	861,404	74,516	65,101
Class I	91,709	351,499	17,459,088	26,961,333	21,479	82,256
Class I2	7,238,573	32,725,036	143,955	2,075,401	14,103,211	7,618,026
	8,455,209	38,501,334	21,955,776	35,536,221	14,255,613	7,841,553
Shares reinvested:
Class A	189,530	38,326	94,807	450,089	1,736	912
Class C	15,411	2,564	25,569	103,284	551	683
Class I	21,051	6,656	475,707	1,117,980	1,494	605
Class I2	4,552,822	2,275,426	201,066	1,199,994	297,448	294,455
	4,778,814	2,322,972	797,149	2,871,347	301,229	296,655

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Dividend Focused		Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
Shares redeemed:
Class A	(1,984,565)	(547,282)	(2,742,741)	(10,479,621)	(18,141)	(8,637)
Class C	(98,413)	(33,410)	(593,206)	(1,256,970)	(7,998)	(14,097)
Class I	(138,938)	(28,569)	(6,145,489)	(8,831,612)	(11,200)	(19,906)
Class I2	(49,496,050)	(15,373,793)	(1,602,719)	(21,283,435)	(3,825,968)	(5,559,277)
	(51,717,966)	(15,983,054)	(11,084,155)	(41,851,638)	(3,863,307)	(5,601,917)
Net increase (decrease) in shares outstanding:
Class A	(806,339)	4,661,597	1,398,606	(4,391,449)	40,002	68,445
Class C	53,229	223,400	(261,444)	(292,282)	67,069	51,687
Class I	(26,178)	329,586	11,789,306	19,247,701	11,773	62,955
Class I2	(37,704,655)	19,626,669	(1,257,698)	(18,008,040)	10,574,691	2,353,204
	(38,483,943)	24,841,252	11,668,770	(3,444,070)	10,693,535	2,536,291

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Enhanced Muni		Transamerica Flexible Income		Transamerica Floating Rate
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014 (A)
From operations:
Net investment income (loss)	$918,499	$752,904	$11,667,771	$17,532,405	$4,386,371	$5,152,739
Net realized gain (loss)	1,280,118	1,020,734	1,016,761	2,614,424	(165,179)	401,399
Net change in unrealized appreciation (depreciation)	(521,115)	1,491,584	(1,424,697)	2,718,199	2,167,759	(2,055,611)
Net increase (decrease) in net assets resulting from operations	1,677,502	3,265,222	11,259,835	22,865,028	6,388,951	3,498,527

Distributions to shareholders:
Net investment income:
Class A	(467,657)	(319,114)	(1,075,915)	(2,421,358)	(16,828)	(19,867)
Class B	—	—	(33,942)	(92,856)	—	—
Class C	(87,883)	(98,787)	(763,889)	(1,634,737)	(30,937)	(33,524)
Class I	(350,665)	(338,642)	(736,678)	(1,179,920)	(8,119)	(12,877)
Class I2	—	—	(9,267,732)	(12,828,125)	(4,352,126)	(5,194,388)
Total distributions from net investment income	(906,205)	(756,543)	(11,878,156)	(18,156,996)	(4,408,010)	(5,260,656)
Net realized gains:
Class A	(541,063)	—	—	—	(989)	—
Class C	(157,597)	—	—	—	(3,168)	—
Class I	(327,944)	—	—	—	(583)	—
Class I2	—	—	—	—	(315,100)	—
Total distributions from net realized gains	(1,026,604)	—	—	—	(319,840)	—
Total distributions to shareholders	(1,932,809)	(756,543)	(11,878,156)	(18,156,996)	(4,727,850)	(5,260,656)

Capital share transactions:
Proceeds from shares sold:
Class A	44,190,537	31,755,448	10,833,682	23,918,469	3,611,275	2,147,440
Class B	—	—	365,381	413,004	—	—
Class C	12,516,150	8,303,538	7,187,706	18,506,389	2,151,336	4,365,683
Class I	49,040,538	15,829,734	14,943,379	25,618,926	102,950	490,725
Class I2	—	—	36,237,169	473,052,249	47,587,597	228,824,215
	105,747,225	55,888,720	69,567,317	541,509,037	53,453,158	235,828,063
Dividends and distributions reinvested:
Class A	958,959	304,764	954,371	2,179,071	17,209	16,171
Class B	—	—	31,410	85,077	—	—
Class C	231,636	83,295	536,674	1,081,313	31,834	29,180
Class I	661,657	334,660	551,556	798,837	7,778	10,110
Class I2	—	—	9,267,732	12,828,125	4,690,749	5,108,435
	1,852,252	722,719	11,341,743	16,972,423	4,747,570	5,163,896
Cost of shares redeemed:
Class A	(4,620,920)	(3,292,547)	(11,145,064)	(32,107,888)	(51,560)	(1,516,370)
Class B	—	—	(480,324)	(1,122,028)	—	—
Class C	(940,696)	(660,265)	(8,275,965)	(23,191,557)	(179,036)	(2,683,838)
Class I	(2,633,706)	(1,876,940)	(8,058,364)	(17,104,535)	(17,423)	(84,815)
Class I2	—	—	(17,134,392)	(4,777,343)	(25,322)	(18,747,145)
	(8,195,322)	(5,829,752)	(45,094,109)	(78,303,351)	(273,341)	(23,032,168)
Automatic conversions:
Class A	—	—	390,240	588,405	—	—
Class B	—	—	(390,240)	(588,405)	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	99,404,155	50,781,687	35,814,951	480,178,109	57,927,387	217,959,791
Net increase (decrease) in net assets	99,148,848	53,290,366	35,196,630	484,886,141	59,588,488	216,197,662

Net assets:
Beginning of period/year	67,941,196	14,650,830	729,365,648	244,479,507	216,197,662	—
End of period/year	$167,090,044	$67,941,196	$764,562,278	$729,365,648	$275,786,150	$216,197,662
Undistributed (distributions in excess of) net investment income (loss)	$15,040	$2,746	$(119,156)	$91,229	$(26,676)	$(5,037)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Enhanced Muni		Transamerica Flexible Income		Transamerica Floating Rate
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014 (A)
Capital share transactions - shares:
Shares issued:
Class A	3,948,159	2,901,035	1,146,761	2,542,481	361,844	214,137
Class B	—	—	38,536	43,617	—	—
Class C	1,120,968	775,285	766,334	1,972,695	216,103	435,093
Class I	4,356,760	1,470,585	1,579,602	2,704,896	10,355	48,936
Class I2	—	—	3,839,652	50,209,721	4,791,414	22,879,633
	9,425,887	5,146,905	7,370,885	57,473,410	5,379,716	23,577,799
Shares reinvested:
Class A	86,431	28,072	101,106	231,211	1,733	1,616
Class B	—	—	3,326	9,029	—	—
Class C	20,949	7,691	57,216	115,443	3,213	2,918
Class I	59,360	30,850	58,348	84,560	784	1,009
Class I2	—	—	980,272	1,355,549	473,351	510,146
	166,740	66,613	1,200,268	1,795,792	479,081	515,689
Shares redeemed:
Class A	(412,899)	(306,165)	(1,179,866)	(3,399,515)	(5,203)	(151,984)
Class B	—	—	(50,819)	(118,755)	—	—
Class C	(84,141)	(60,300)	(882,643)	(2,475,726)	(18,106)	(269,451)
Class I	(234,435)	(173,520)	(851,507)	(1,815,002)	(1,756)	(8,457)
Class I2	—	—	(1,808,312)	(504,831)	(2,550)	(1,866,254)
	(731,475)	(539,985)	(4,773,147)	(8,313,829)	(27,615)	(2,296,146)
Automatic conversions:
Class A	—	—	41,365	62,396	—	—
Class B	—	—	(41,343)	(62,396)	—	—
	—	—	22	—	—	—
Net increase (decrease) in shares outstanding:
Class A	3,621,691	2,622,942	109,366	(563,427)	358,374	63,769
Class B	—	—	(50,300)	(128,505)	—	—
Class C	1,057,776	722,676	(59,093)	(387,588)	201,210	168,560
Class I	4,181,685	1,327,915	786,443	974,454	9,383	41,488
Class I2	—	—	3,011,612	51,060,439	5,262,215	21,523,525
	8,861,152	4,673,533	3,798,028	50,955,373	5,831,182	21,797,342

(A)	Commenced operations on October 31, 2013.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Global Bond		Transamerica Global Equity		Transamerica Growth Opportunities
	April 30, 2015 (unaudited)	October 31, 2014 (A)	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
From operations:
Net investment income (loss)	$2,395,856	$2,083,287	$872,935	$2,610,071	$(2,145,313)	$134,544
Net realized gain (loss)	(19,783,028)	(2,127,421)	(6,466,866)	37,982,191	10,496,747	79,396,216
Net change in unrealized appreciation (depreciation)	6,853,061	(9,773,681)	15,310,769	(39,171,248)	4,447,989	(8,064,410)
Net increase (decrease) in net assets resulting from operations	(10,534,111)	(9,817,815)	9,716,838	1,421,014	12,799,423	71,466,350

Distributions to shareholders:
Net investment income:
Class A	(1,097)	(2,194)	—	(1,148,000)	—	—
Class B	—	—	—	(56,120)	—	—
Class C	(292)	(1,240)	—	(612,675)	—	—
Class I	(1,452)	(2,934)	—	(580,821)	—	—
Class I2	(1,079,077)	(703,399)	—	—	(586,285)	—
Total distributions from net investment income	(1,081,918)	(709,767)	—	(2,397,616)	(586,285)	—
Net realized gains:
Class A	—	—	—	—	(11,148,928)	(4,376,857)
Class B	—	—	—	—	(483,562)	(251,719)
Class C	—	—	—	—	(1,618,720)	(616,095)
Class I	—	—	—	—	(6,597,502)	(2,708,792)
Class I2	—	—	—	—	(59,751,141)	(20,801,283)
Total distributions from net realized gains	—	—	—	—	(79,599,853)	(28,754,746)
Total distributions to shareholders	(1,081,918)	(709,767)	—	(2,397,616)	(80,186,138)	(28,754,746)

Capital share transactions:
Proceeds from shares sold:
Class A	14,802	303,746	6,386,056	7,966,644	1,459,402	6,599,125
Class B	—	—	9,007	55,549	8,875	41,149
Class C	8,544	280,962	2,272,263	4,052,645	532,568	1,931,246
Class I	10,000	328,198	11,429,775	14,551,208	1,421,490	5,817,121
Class I2	—	250,466,458	15,009,750	130,168,115	47,067,540	66,586,657
	33,346	251,379,364	35,106,851	156,794,161	50,489,875	80,975,298
Dividends and distributions reinvested:
Class A	1,097	2,194	—	1,101,850	11,019,702	4,325,183
Class B	—	—	—	50,131	480,471	247,546
Class C	292	1,240	—	479,502	1,575,790	601,654
Class I	1,452	2,934	—	345,993	6,547,917	2,693,411
Class I2	1,079,077	703,399	—	—	60,337,320	20,801,283
	1,081,918	709,767	—	1,977,476	79,961,200	28,669,077
Cost of shares redeemed:
Class A	(9,671)	—	(12,347,100)	(37,266,990)	(8,749,378)	(17,789,106)
Class B	—	—	(876,327)	(1,462,767)	(259,762)	(679,353)
Class C	(2,000)	(23,424)	(10,211,887)	(19,262,089)	(1,328,118)	(2,794,857)
Class I	—	(1,269)	(7,849,679)	(14,623,326)	(7,606,730)	(15,067,251)
Class I2	(178,135,815)	(1,852,509)	(61,274)	—	(103,060,414)	(56,271,968)
	(178,147,486)	(1,877,202)	(31,346,267)	(72,615,172)	(121,004,402)	(92,602,535)
Automatic conversions:
Class A	—	—	870,883	1,480,765	695,941	1,201,990
Class B	—	—	(870,883)	(1,480,765)	(695,941)	(1,201,990)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(177,032,222)	250,211,929	3,760,584	86,156,465	9,446,673	17,041,840
Net increase (decrease) in net assets	(188,648,251)	239,684,347	13,477,422	85,179,863	(57,940,042)	59,753,444

Net assets:
Beginning of period/year	239,684,347	—	298,540,195	213,360,332	781,561,674	721,808,230
End of period/year	$51,036,096	$239,684,347	$312,017,617	$298,540,195	$723,621,632	$781,561,674
Undistributed (distributions in excess of) net investment income (loss)	$1,394,592	$80,654	$(469,934)	$(1,342,869)	$(2,146,969)	$584,629

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Global Bond		Transamerica Global Equity		Transamerica Growth Opportunities
	April 30, 2015 (unaudited)	October 31, 2014 (A)	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	1,554	30,273	573,446	725,367	141,623	593,671
Class B	—	—	811	5,060	942	4,356
Class C	909	28,011	206,134	370,940	60,083	196,063
Class I	1,069	32,687	1,019,466	1,311,464	126,282	493,398
Class I2	—	24,365,726	1,355,874	11,510,053	4,226,880	5,563,306
	3,532	24,456,697	3,155,731	13,922,884	4,555,810	6,850,794
Shares reinvested:
Class A	115	214	—	100,442	1,109,738	397,170
Class B	—	—	—	4,570	56,995	26,058
Class C	30	121	—	43,790	185,387	62,935
Class I	152	287	—	31,684	616,565	233,802
Class I2	112,756	68,747	—	—	5,623,236	1,790,128
	113,053	69,369	—	180,486	7,591,921	2,510,093
Shares redeemed:
Class A	(1,013)	—	(1,113,924)	(3,370,560)	(845,079)	(1,618,205)
Class B	—	—	(79,187)	(133,502)	(29,741)	(70,777)
Class C	(210)	(2,279)	(919,371)	(1,762,053)	(149,362)	(290,370)
Class I	—	(123)	(702,292)	(1,337,942)	(687,632)	(1,302,409)
Class I2	(19,044,285)	(185,560)	(5,408)	—	(9,103,188)	(4,712,809)
	(19,045,508)	(187,962)	(2,820,182)	(6,604,057)	(10,815,002)	(7,994,570)
Automatic conversions:
Class A	—	—	78,579	132,416	68,989	110,393
Class B	—	—	(79,223)	(132,907)	(81,042)	(126,758)
	—	—	(644)	(491)	(12,053)	(16,365)
Net increase (decrease) in shares outstanding:
Class A	656	30,487	(461,899)	(2,412,335)	475,271	(516,971)
Class B	—	—	(157,599)	(256,779)	(52,846)	(167,121)
Class C	729	25,853	(713,237)	(1,347,323)	96,108	(31,372)
Class I	1,221	32,851	317,174	5,206	55,215	(575,209)
Class I2	(18,931,529)	24,248,913	1,350,466	11,510,053	746,928	2,640,625
	(18,928,923)	24,338,104	334,905	7,498,822	1,320,676	1,349,952

(A)	Commenced operations on March 1, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica High Yield Bond		Transamerica High Yield Muni		Transamerica Income & Growth
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
From operations:
Net investment income (loss)	$34,509,998	$64,965,546	$247,146	$220,983	$18,286,045	$38,168,188
Net realized gain (loss)	(407,161)	16,963,379	258,477	404,969	(5,163,047)	(20,390,275)
Net change in unrealized appreciation (depreciation)	(10,006,169)	(11,634,145)	(89,008)	339,358	(2,388,585)	(1,052,708)
Net increase (decrease) in net assets resulting from operations	24,096,668	70,294,780	416,615	965,310	10,734,413	16,725,205

Distributions to shareholders:
Net investment income:
Class A	(3,934,883)	(16,889,594)	(108,860)	(69,308)	(1,205,554)	(2,555,008)
Class B	(126,813)	(319,025)	—	—	—	—
Class C	(1,443,692)	(3,188,615)	(25,272)	(31,759)	(1,479,994)	(2,599,791)
Class I	(6,482,145)	(8,267,762)	(111,493)	(118,686)	(1,491,832)	(2,130,508)
Class I2	(22,379,977)	(36,588,053)	—	—	(11,963,749)	(21,087,158)
Total distributions from net investment income	(34,367,510)	(65,253,049)	(245,625)	(219,753)	(16,141,129)	(28,372,465)
Net realized gains:
Class A	(1,686,828)	(5,006,583)	(181,320)	(2,293)	—	—
Class B	(79,485)	(101,279)	—	—	—	—
Class C	(865,505)	(948,563)	(56,775)	(1,015)	—	—
Class I	(3,594,493)	(1,147,640)	(169,446)	(2,999)	—	—
Class I2	(10,708,487)	(7,045,094)	—	—	—	—
Total distributions from net realized gains	(16,934,798)	(14,249,159)	(407,541)	(6,307)	—	—
Return of capital:
Class A	—	—	—	—	—	(618,631)
Class C	—	—	—	—	—	(629,473)
Class I	—	—	—	—	—	(515,848)
Class I2	—	—	—	—	—	(5,105,721)
Total distributions from return of capital	—	—	—	—	—	(6,869,673)
Total distributions to shareholders	(51,302,308)	(79,502,208)	(653,166)	(226,060)	(16,141,129)	(35,242,138)

Capital share transactions:
Proceeds from shares sold:
Class A	92,389,841	173,219,462	10,018,968	17,289,106	21,181,376	50,752,561
Class B	71,078	229,560	—	—	—	—
Class C	10,499,745	19,391,683	1,742,370	1,953,129	28,239,755	65,243,983
Class I	174,214,567	314,041,552	13,616,610	4,680,828	26,838,726	68,572,697
Class I2	136,829,036	228,808,324	—	—	10,000,000	344,403,248
	414,004,267	735,690,581	25,377,948	23,923,063	86,259,857	528,972,489
Dividends and distributions reinvested:
Class A	5,216,532	20,649,402	226,185	65,812	987,498	2,583,875
Class B	199,171	397,829	—	—	—	—
Class C	2,066,390	3,673,005	81,750	31,859	1,263,799	2,649,604
Class I	9,532,539	8,319,790	280,939	121,685	1,285,109	2,223,963
Class I2	33,088,464	43,633,147	—	—	11,962,278	26,192,879
	50,103,096	76,673,173	588,874	219,356	15,498,684	33,650,321
Cost of shares redeemed:
Class A	(59,535,344)	(460,050,845)	(2,508,736)	(13,397,989)	(19,218,282)	(25,521,972)
Class B	(755,137)	(1,863,045)	—	—	—	—
Class C	(13,893,663)	(28,889,093)	(430,289)	(1,195,759)	(10,198,001)	(14,718,432)
Class I	(334,542,548)	(98,492,364)	(5,942,841)	(371,970)	(19,696,093)	(24,292,029)
Class I2	(145,860,986)	(27,435,858)	—	—	(196,108,112)	(56,807,612)
	(554,587,678)	(616,731,205)	(8,881,866)	(14,965,718)	(245,220,488)	(121,340,045)
Automatic conversions:
Class A	193,989	510,808	—	—	—	—
Class B	(193,989)	(510,808)	—	—	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(90,480,315)	195,632,549	17,084,956	9,176,701	(143,461,947)	441,282,765
Net increase (decrease) in net assets	(117,685,955)	186,425,121	16,848,405	9,915,951	(148,868,663)	422,765,832

Net assets:
Beginning of period/year	1,323,305,845	1,136,880,724	10,932,313	1,016,362	893,614,013	470,848,181
End of period/year	$1,205,619,890	$1,323,305,845	$27,780,718	$10,932,313	$744,745,350	$893,614,013
Undistributed (distributions in excess of) net investment income (loss)	$153,704	$11,216	$3,835	$2,314	$10,050,264	$7,905,348

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica High Yield Bond		Transamerica High Yield Muni		Transamerica Income & Growth
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	9,796,086	17,772,383	877,540	1,553,279	1,971,535	4,631,575
Class B	7,531	23,470	—	—	—	—
Class C	1,114,661	1,998,850	152,445	174,609	2,634,655	5,997,856
Class I	18,307,634	32,162,394	1,193,694	436,493	2,486,525	6,243,996
Class I2	14,391,162	23,365,813	—	—	913,242	30,782,763
	43,617,074	75,322,910	2,223,679	2,164,381	8,005,957	47,656,190
Shares reinvested:
Class A	554,737	2,127,398	20,105	5,958	92,471	237,549
Class B	21,180	41,010	—	—	—	—
Class C	220,871	380,287	7,277	2,907	118,833	244,534
Class I	1,007,142	851,764	24,942	11,074	120,149	204,334
Class I2	3,487,300	4,456,417	—	—	1,117,788	2,406,073
	5,291,230	7,856,876	52,324	19,939	1,449,241	3,092,490
Shares redeemed:
Class A	(6,278,052)	(47,409,587)	(220,835)	(1,192,888)	(1,792,031)	(2,321,202)
Class B	(79,841)	(191,247)	—	—	—	—
Class C	(1,478,817)	(2,981,084)	(37,921)	(104,179)	(953,086)	(1,345,017)
Class I	(35,159,523)	(10,046,652)	(523,344)	(33,310)	(1,823,005)	(2,225,072)
Class I2	(15,299,175)	(2,793,377)	—	—	(18,152,797)	(5,178,998)
	(58,295,408)	(63,421,947)	(782,100)	(1,330,377)	(22,720,919)	(11,070,289)
Automatic conversions:
Class A	20,552	52,379	—	—	—	—
Class B	(20,552)	(52,364)	—	—	—	—
	—	15	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	4,093,323	(27,457,427)	676,810	366,349	271,975	2,547,922
Class B	(71,682)	(179,131)	—	—	—	—
Class C	(143,285)	(601,947)	121,801	73,337	1,800,402	4,897,373
Class I	(15,844,747)	22,967,506	695,292	414,257	783,669	4,223,258
Class I2	2,579,287	25,028,853	—	—	(16,121,767)	28,009,838
	(9,387,104)	19,757,854	1,493,903	853,943	(13,265,721)	39,678,391

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Inflation Opportunities		Transamerica International Equity		Transamerica International Small Cap Value
	April 30, 2015 (unaudited)	October 31, 2014 (A)	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
From operations:
Net investment income (loss)	$(1,907,518)	$2,249,493	$15,291,780	$24,382,247	$7,033,457	$10,094,171
Net realized gain (loss)	790,736	110,027	23,093,335	21,447,099	7,575,957	5,764,883
Net change in unrealized appreciation (depreciation)	638,385	(3,743,143)	79,236,483	(66,098,281)	68,622,585	(42,098,093)
Net increase (decrease) in net assets resulting from operations	(478,397)	(1,383,623)	117,621,598	(20,268,935)	83,231,999	(26,239,039)

Distributions to shareholders:
Net investment income:
Class A	(749)	(3,891)	(2,282,829)	(509,161)	—	—
Class C	(436)	(3,021)	(337,761)	(320,275)	—	—
Class I	(868)	(4,477)	(11,479,675)	(4,077,344)	(4,376,955)	(291,215)
Class I2	(828,024)	(2,172,857)	(10,145,805)	(9,899,226)	(7,820,800)	(4,135,115)
Total distributions from net investment income	(830,077)	(2,184,246)	(24,246,070)	(14,806,006)	(12,197,755)	(4,426,330)
Net realized gains:
Class A	(295)	—	(2,190,966)	(578,921)	—	—
Class C	(385)	—	(608,013)	(472,334)	—	—
Class I	(273)	—	(10,166,976)	(4,322,315)	(2,279,816)	(171,973)
Class I2	(241,694)	—	(8,725,708)	(10,118,807)	(3,974,087)	(2,415,423)
Total distributions from net realized gains	(242,647)	—	(21,691,663)	(15,492,377)	(6,253,903)	(2,587,396)
Total distributions to shareholders	(1,072,724)	(2,184,246)	(45,937,733)	(30,298,383)	(18,451,658)	(7,013,726)

Capital share transactions:
Proceeds from shares sold:
Class A	151,831	302,911	144,622,868	67,709,185	—	—
Class C	12,121	383,107	13,310,306	24,934,132	—	—
Class I	—	274,798	383,215,694	546,077,678	147,409,446	264,608,512
Class I2	10,685,972	251,277,397	5,335,903	426,676,921	1,048,421	384,457,693
	10,849,924	252,238,213	546,484,771	1,065,397,916	148,457,867	649,066,205
Dividends and distributions reinvested:
Class A	1,044	3,891	4,355,695	1,017,592	—	—
Class C	821	3,021	606,869	442,217	—	—
Class I	1,141	4,477	20,240,425	7,337,963	6,398,531	463,188
Class I2	1,069,718	2,172,857	18,871,513	20,018,033	11,794,887	6,550,538
	1,072,724	2,184,246	44,074,502	28,815,805	18,193,418	7,013,726
Cost of shares redeemed:
Class A	(33,996)	(6,266)	(19,703,450)	(26,206,694)	—	—
Class C	(36,754)	(2,150)	(6,238,542)	(4,501,629)	—	—
Class I	(9,991)	(1,349)	(182,037,158)	(138,522,124)	(66,631,484)	(48,105,231)
Class I2	(11,676,722)	(4,174,278)	(67,049,034)	(100,047,281)	(45,177,019)	(39,248,795)
	(11,757,463)	(4,184,043)	(275,028,184)	(269,277,728)	(111,808,503)	(87,354,026)
Net increase (decrease) in net assets resulting from capital share transactions	165,185	250,238,416	315,531,089	824,935,993	54,842,782	568,725,905
Net increase (decrease) in net assets	(1,385,936)	246,670,547	387,214,954	774,368,675	119,623,123	535,473,140

Net assets:
Beginning of period/year	246,670,547	—	1,261,442,028	487,073,353	747,227,653	211,754,513
End of period/year	$245,284,611	$246,670,547	$1,648,656,982	$1,261,442,028	$866,850,776	$747,227,653
Undistributed (distributions in excess of) net investment income (loss)	$(2,813,467)	$(75,872)	$9,182,485	$18,136,775	$3,959,095	$9,123,393

Capital share transactions - shares:
Shares issued:
Class A	15,437	30,278	8,329,629	3,737,658	—	—
Class C	1,237	38,166	767,159	1,391,756	—	—
Class I	—	27,477	21,882,028	30,237,856	12,820,092	21,850,113
Class I2	1,084,107	24,882,709	300,347	22,757,183	89,234	30,906,352
	1,100,781	24,978,630	31,279,163	58,124,453	12,909,326	52,756,465
Shares reinvested:
Class A	107	386	258,039	57,752	—	—
Class C	84	299	36,296	25,342	—	—
Class I	116	444	1,187,818	413,174	563,747	38,154
Class I2	108,870	215,125	1,106,834	1,127,777	1,038,282	539,139
	109,177	216,254	2,588,987	1,624,045	1,602,029	577,293

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Inflation Opportunities		Transamerica International Equity		Transamerica International Small Cap Value
	April 30, 2015 (unaudited)	October 31, 2014 (A)	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
Shares redeemed:
Class A	(3,469)	(628)	(1,136,101)	(1,443,769)	—	—
Class C	(3,761)	(215)	(364,084)	(253,620)	—	—
Class I	(1,019)	(133)	(10,591,577)	(7,854,178)	(5,865,939)	(4,093,338)
Class I2	(1,185,770)	(416,246)	(3,831,633)	(5,463,528)	(3,860,899)	(3,311,693)
	(1,194,019)	(417,222)	(15,923,395)	(15,015,095)	(9,726,838)	(7,405,031)
Net increase (decrease) in shares outstanding:
Class A	12,075	30,036	7,451,567	2,351,641	—	—
Class C	(2,440)	38,250	439,371	1,163,478	—	—
Class I	(903)	27,788	12,478,269	22,796,852	7,517,900	17,794,929
Class I2	7,207	24,681,588	(2,424,452)	18,421,432	(2,733,383)	28,133,798
	15,939	24,777,662	17,944,755	44,733,403	4,784,517	45,928,727

(A)	Commenced operations on March 1, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Large Cap Value		Transamerica Mid Cap Growth		Transamerica Mid Cap Value Opportunities
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014 (A)	April 30, 2015 (unaudited)	October 31, 2014 (B)
From operations:
Net investment income (loss)	$13,678,159	$25,369,180	$679,049	$(120,572)	$2,551,222	$1,182,748
Net realized gain (loss)	170,711,359	153,216,347	6,316,649	228,530	4,396,130	1,533,662
Net change in unrealized appreciation (depreciation)	(71,902,526)	5,638,963	8,340,402	4,930,020	12,943,678	6,776,053
Net increase (decrease) in net assets resulting from operations	112,486,992	184,224,490	15,336,100	5,037,978	19,891,030	9,492,463

Distributions to shareholders:
Net investment income:
Class A	(142,131)	(238,893)	(2,182)	—	(7,809)	(2,161)
Class C	(17,220)	(53,303)	—	—	(343)	(1,287)
Class I	(82,603)	(236,054)	(1,966)	(20)	(25,996)	(18,055)
Class I2	(12,941,839)	(24,537,425)	(795,551)	(4,000)	(923,304)	(1,129,378)
Total distributions from net investment income	(13,183,793)	(25,065,675)	(799,699)	(4,020)	(957,452)	(1,150,881)
Net realized gains:
Class A	(2,592,085)	(1,670,557)	(551)	—	(16,836)	—
Class C	(796,138)	(1,440,024)	(337)	—	(2,227)	—
Class I	(1,106,899)	(2,462,234)	(343)	—	(56,881)	—
Class I2	(151,428,785)	(231,982,105)	(119,002)	—	(1,885,185)	—
Total distributions from net realized gains	(155,923,907)	(237,554,920)	(120,233)	—	(1,961,129)	—
Total distributions to shareholders	(169,107,700)	(262,620,595)	(919,932)	(4,020)	(2,918,581)	(1,150,881)

Capital share transactions:
Proceeds from shares sold:
Class A	4,211,242	32,832,975	234,802	469,950	7,748,635	740,044
Class C	2,721,229	5,714,167	306,467	392,688	459,533	278,569
Class I	2,485,586	10,399,652	80,103	319,750	6,155,821	5,896,131
Class I2	58,383,055	362,993,691	193,326,988	50,276,548	274,483,804	158,849,070
	67,801,112	411,940,485	193,948,360	51,458,936	288,847,793	165,763,814
Dividends and distributions reinvested:
Class A	2,650,921	1,776,069	2,733	—	24,645	2,161
Class C	462,293	1,132,600	337	—	2,571	1,287
Class I	620,118	1,924,149	2,309	20	77,908	18,055
Class I2	164,370,625	256,519,530	914,553	4,000	2,808,489	1,129,378
	168,103,957	261,352,348	919,932	4,020	2,913,613	1,150,881
Cost of shares redeemed:
Class A	(13,654,255)	(11,641,071)	(56,519)	(6,718)	(704,948)	(67,117)
Class C	(1,664,672)	(4,776,962)	(30)	(84,185)	(32,039)	(19,175)
Class I	(3,788,691)	(15,090,961)	—	(7,652)	(642,493)	(67,213)
Class I2	(86,815,572)	(307,852,586)	(58,584)	(151,644)	(6,031,157)	(1,973,042)
	(105,923,190)	(339,361,580)	(115,133)	(250,199)	(7,410,637)	(2,126,547)
Net increase (decrease) in net assets resulting from capital share transactions	129,981,879	333,931,253	194,753,159	51,212,757	284,350,769	164,788,148
Net increase (decrease) in net assets	73,361,171	255,535,148	209,169,327	56,246,715	301,323,218	173,129,730

Net assets:
Beginning of period/year	1,793,898,518	1,538,363,370	56,246,715	—	173,129,730	—
End of period/year	$1,867,259,689	$1,793,898,518	$265,416,042	$56,246,715	$474,452,948	$173,129,730
Undistributed (distributions in excess of) net investment income (loss)	$982,552	$488,186	$(120,650)	$—	$1,681,055	$87,285

Capital share transactions - shares:
Shares issued:
Class A	326,903	2,552,312	20,122	45,511	696,416	71,952
Class C	211,940	439,719	25,746	38,172	41,210	27,721
Class I	194,099	799,260	6,739	31,589	562,421	563,893
Class I2	4,300,230	27,372,842	16,544,398	5,025,215	24,862,063	15,627,496
	5,033,172	31,164,133	16,597,005	5,140,487	26,162,110	16,291,062
Shares reinvested:
Class A	210,472	141,442	240	—	2,253	208
Class C	36,769	90,673	30	—	235	123
Class I	48,997	153,085	203	2	7,115	1,749
Class I2	13,004,589	20,412,760	80,365	387	256,483	108,717
	13,300,827	20,797,960	80,838	389	266,086	110,797

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Large Cap Value		Transamerica Mid Cap Growth		Transamerica Mid Cap Value Opportunities
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014 (A)	April 30, 2015 (unaudited)	October 31, 2014 (B)
Shares redeemed:
Class A	(1,083,704)	(915,902)	(4,820)	(633)	(62,890)	(6,316)
Class C	(129,111)	(369,278)	(2)	(7,837)	(2,860)	(1,829)
Class I	(297,214)	(1,129,338)	—	(706)	(58,379)	(6,318)
Class I2	(6,722,334)	(22,857,927)	(4,894)	(14,276)	(547,367)	(189,851)
	(8,232,363)	(25,272,445)	(9,716)	(23,452)	(671,496)	(204,314)
Net increase (decrease) in shares outstanding:
Class A	(546,329)	1,777,852	15,542	44,878	635,779	65,844
Class C	119,598	161,114	25,774	30,335	38,585	26,015
Class I	(54,118)	(176,993)	6,942	30,885	511,157	559,324
Class I2	10,582,485	24,927,675	16,619,869	5,011,326	24,571,179	15,546,362
	10,101,636	26,689,648	16,668,127	5,117,424	25,756,700	16,197,545

(A)	Commenced operations on October 31, 2013.
(B)	Commenced operations on April 30, 2014

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica MLP & Energy Income		Transamerica Money Market		Transamerica Multi-Managed Balanced
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
From operations:
Net investment income (loss)	$9,814,451	$9,763,521	$4,144	$29,483	$2,457,256	$4,311,920
Net realized gain (loss)	(34,048,332)	9,773,353	—	—	8,013,623	24,127,504
Net change in unrealized appreciation (depreciation)	4,798,872	27,011,855	—	—	3,674,137	23,683,647
Net increase (decrease) in net assets resulting from operations	(19,435,009)	46,548,729	4,144	29,483	14,145,016	52,123,071

Distributions to shareholders:
Net investment income:
Class A	(717,385)	(1,039,676)	(8,792)	(3,351)	(908,547)	(2,060,730)
Class B	—	—	(378)	(204)	(2,029)	(26,864)
Class C	(408,839)	(515,361)	(2,621)	(1,198)	(286,680)	(727,673)
Class I	(1,310,209)	(1,577,053)	(2,640)	(2,751)	(1,205,763)	(2,762,577)
Class I2	(6,557,426)	(6,809,315)	(5,317)	(6,639)	—	—
Total distributions from net investment income	(8,993,859)	(9,941,405)	(19,748)	(14,143)	(2,403,019)	(5,577,844)
Net realized gains:
Class A	(408,686)	(93,935)	—	—	(8,043,419)	(6,969,184)
Class B	—	—	—	—	(296,077)	(362,006)
Class C	(337,331)	(34,226)	—	—	(6,369,742)	(4,537,375)
Class I	(681,287)	(58,215)	—	—	(8,141,857)	(8,000,079)
Class I2	(3,381,510)	(969,227)	—	—	—	—
Total distributions from net realized gains	(4,808,814)	(1,155,603)	—	—	(22,851,095)	(19,868,644)
Total distributions to shareholders	(13,802,673)	(11,097,008)	(19,748)	(14,143)	(25,254,114)	(25,446,488)

Capital share transactions:
Proceeds from shares sold:
Class A	25,975,452	73,681,339	24,741,647	73,169,752	38,785,077	32,938,100
Class B	—	—	472,949	1,188,265	634,066	367,903
Class C	10,886,609	48,548,339	6,168,904	14,219,481	51,353,836	40,695,782
Class I	36,390,947	115,454,149	1,857,783	4,608,232	45,992,629	16,152,567
Class I2	134,279,929	239,551,414	16,940,717	14,874,587	—	—
	207,532,937	477,235,241	50,182,000	108,060,317	136,765,608	90,154,352
Dividends and distributions reinvested:
Class A	970,143	1,015,112	8,166	3,270	8,631,108	8,698,595
Class B	—	—	350	195	288,774	378,038
Class C	485,267	382,065	2,395	1,156	6,113,774	4,882,590
Class I	1,197,965	925,964	2,578	2,736	9,098,953	10,640,277
Class I2	9,938,936	7,778,542	5,321	30,915	—	—
	12,592,311	10,101,683	18,810	38,272	24,132,609	24,599,500
Cost of shares redeemed:
Class A	(19,476,238)	(30,496,397)	(51,565,783)	(64,258,662)	(20,169,058)	(30,909,489)
Class B	—	—	(867,777)	(2,593,616)	(282,258)	(738,849)
Class C	(6,424,184)	(2,489,880)	(10,344,876)	(20,238,646)	(12,369,115)	(15,522,013)
Class I	(43,800,660)	(17,488,490)	(2,983,561)	(7,592,493)	(21,362,725)	(34,795,613)
Class I2	(84,192,207)	(16,007,052)	(15,525,838)	(113,918,131)	—	—
	(153,893,289)	(66,481,819)	(81,287,835)	(208,601,548)	(54,183,156)	(81,965,964)
Automatic conversions:
Class A	—	—	458,132	964,155	860,617	1,980,927
Class B	—	—	(458,132)	(964,155)	(860,617)	(1,980,927)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	66,231,959	420,855,105	(31,087,025)	(100,502,959)	106,715,061	32,787,888
Net increase (decrease) in net assets	32,994,277	456,306,826	(31,102,629)	(100,487,619)	95,605,963	59,464,471

Net assets:
Beginning of period/year	693,983,726	237,676,900	179,156,834	279,644,453	490,535,826	431,071,355
End of period/year	$726,978,003	$693,983,726	$148,054,205	$179,156,834	$586,141,789	$490,535,826
Undistributed (distributions in excess of) net investment income (loss)	$6,599,818	$5,779,226	$459	$16,063	$61,151	$6,914

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica MLP & Energy Income		Transamerica Money Market		Transamerica Multi-Managed Balanced
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	2,428,424	6,444,024	24,741,647	73,169,752	1,539,739	1,349,190
Class B	—	—	472,949	1,188,264	25,313	15,119
Class C	1,018,637	4,285,354	6,168,904	14,219,481	2,072,523	1,684,944
Class I	3,430,941	10,214,886	1,857,783	4,608,233	1,826,090	655,266
Class I2	12,603,234	20,474,978	16,940,717	14,874,587	—	—
	19,481,236	41,419,242	50,182,000	108,060,317	5,463,665	3,704,519
Shares reinvested:
Class A	92,192	89,499	8,166	3,270	345,851	366,264
Class B	—	—	350	195	11,644	16,108
Class C	46,293	33,671	2,395	1,156	248,965	209,287
Class I	113,721	80,333	2,578	2,736	363,229	446,156
Class I2	943,471	697,300	5,321	30,915	—	—
	1,195,677	900,803	18,810	38,272	969,689	1,037,815
Shares redeemed:
Class A	(1,858,099)	(2,596,064)	(51,565,783)	(64,258,662)	(800,578)	(1,258,739)
Class B	—	—	(867,777)	(2,593,615)	(11,275)	(30,556)
Class C	(614,294)	(219,332)	(10,344,876)	(20,238,645)	(498,361)	(642,080)
Class I	(4,130,382)	(1,523,506)	(2,983,561)	(7,592,493)	(847,851)	(1,421,276)
Class I2	(7,867,899)	(1,395,001)	(15,525,838)	(113,918,131)	—	—
	(14,470,674)	(5,733,903)	(81,287,835)	(208,601,546)	(2,158,065)	(3,352,651)
Automatic conversions:
Class A	—	—	458,132	964,155	34,347	81,480
Class B	—	—	(458,132)	(964,155)	(34,566)	(82,000)
	—	—	—	—	(219)	(520)
Net increase (decrease) in shares outstanding:
Class A	662,517	3,937,459	(26,357,838)	9,878,515	1,119,359	538,195
Class B	—	—	(852,610)	(2,369,311)	(8,884)	(81,329)
Class C	450,636	4,099,693	(4,173,577)	(6,018,008)	1,823,127	1,252,151
Class I	(585,720)	8,771,713	(1,123,200)	(2,981,524)	1,341,468	(319,854)
Class I2	5,678,806	19,777,277	1,420,200	(99,012,629)	—	—
	6,206,239	36,586,142	(31,087,025)	(100,502,957)	4,275,070	1,389,163

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Opportunistic Allocation		Transamerica Short-Term Bond		Transamerica Small Cap Core
	April 30, 2015 (unaudited)	October 31, 2014 (A)	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014 (A)
From operations:
Net investment income (loss)	$41,999	$67,941	$38,780,415	$80,846,165	$1,252,175	$1,155,624
Net realized gain (loss)	5,277	(48,558)	(144,596)	12,855,711	2,665,972	4,401,372
Net change in unrealized appreciation (depreciation)	(1,381)	23,564	(13,139,585)	(18,994,708)	(2,880,327)	4,937,099
Net increase (decrease) in net assets resulting from operations	45,895	42,947	25,496,234	74,707,168	1,037,820	10,494,095

Distributions to shareholders:
Net investment income:
Class A	(6,544)	(16,186)	(10,355,706)	(21,792,309)	(1,275)	(443)
Class C	(5,331)	(14,271)	(5,340,673)	(12,151,962)	—	(148)
Class I	(13,523)	(33,668)	(9,049,364)	(14,819,641)	(4,391)	(570)
Class I2	—	—	(15,956,128)	(36,362,344)	(1,421,661)	(212,400)
Total distributions from net investment income	(25,398)	(64,125)	(40,701,871)	(85,126,256)	(1,427,327)	(213,561)
Net realized gains:
Class A	—	—	(2,212,685)	(5,375,671)	(7,159)	—
Class C	—	—	(1,794,239)	(4,773,809)	(9,590)	—
Class I	—	—	(1,776,307)	(2,858,306)	(15,428)	—
Class I2	—	—	(3,124,732)	(8,468,483)	(4,435,892)	—
Total distributions from net realized gains	—	—	(8,907,963)	(21,476,269)	(4,468,069)	—
Total distributions to shareholders	(25,398)	(64,125)	(49,609,834)	(106,602,525)	(5,895,396)	(213,561)

Capital share transactions:
Proceeds from shares sold:
Class A	—	257,678	190,816,851	487,562,162	57,029	320,881
Class C	—	250,000	56,776,898	195,646,184	94,206	386,364
Class I	800	508,346	244,344,998	624,083,494	74,061	658,168
Class I2	—	—	116,169,991	115,908,574	50,065,868	236,237,390
	800	1,016,024	608,108,738	1,423,200,414	50,291,164	237,602,803
Dividends and distributions reinvested:
Class A	6,544	16,186	11,297,491	24,497,042	8,434	443
Class C	5,331	14,271	6,152,456	14,459,422	9,590	148
Class I	13,523	33,668	8,349,155	13,036,726	19,819	570
Class I2	—	—	19,167,452	44,865,067	5,857,553	212,400
	25,398	64,125	44,966,554	96,858,257	5,895,396	213,561
Cost of shares redeemed:
Class A	—	—	(220,411,997)	(444,326,310)	(36,380)	(12,012)
Class C	—	—	(124,431,244)	(223,138,513)	(87,609)	(29,345)
Class I	(7,825)	(1,247)	(273,880,990)	(313,121,163)	(49,105)	(1,000)
Class I2	—	—	(288,630,075)	(310,472,462)	(2,475,876)	(35,833,902)
	(7,825)	(1,247)	(907,354,306)	(1,291,058,448)	(2,648,970)	(35,876,259)
Net increase (decrease) in net assets resulting from capital share transactions	18,373	1,078,902	(254,279,014)	229,000,223	53,537,590	201,940,105
Net increase (decrease) in net assets	38,870	1,057,724	(278,392,614)	197,104,866	48,680,014	212,220,639

Net assets:
Beginning of period/year	1,057,724	—	4,064,649,811	3,867,544,945	212,220,639	—
End of period/year	$1,096,594	$1,057,724	$3,786,257,197	$4,064,649,811	$260,900,653	$212,220,639
Undistributed (distributions in excess of) net investment income (loss)	$16,601	$—	$(2,334,714)	$(413,258)	$711,761	$886,913

Capital share transactions - shares:
Shares issued:
Class A	—	25,720	18,510,750	46,830,522	5,366	31,850
Class C	—	25,000	5,519,226	18,823,269	9,015	38,194
Class I	80	50,806	24,129,038	61,010,639	6,927	63,324
Class I2	—	—	11,486,643	11,329,795	4,657,313	22,743,486
	80	101,526	59,645,657	137,994,225	4,678,621	22,876,854
Shares reinvested:
Class A	656	1,583	1,097,292	2,355,593	796	43
Class C	533	1,397	598,854	1,393,177	908	14
Class I	1,355	3,291	825,319	1,275,695	1,870	55
Class I2	—	—	1,895,190	4,390,838	552,599	20,522
	2,544	6,271	4,416,655	9,415,303	556,173	20,634

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Opportunistic Allocation		Transamerica Short-Term Bond		Transamerica Small Cap Core
	April 30, 2015 (unaudited)	October 31, 2014 (A)	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014 (A)
Shares redeemed:
Class A	—	—	(21,393,698)	(42,693,290)	(3,499)	(1,106)
Class C	—	—	(12,096,003)	(21,470,005)	(8,169)	(2,778)
Class I	(775)	(117)	(27,047,495)	(30,622,087)	(4,800)	(93)
Class I2	—	—	(28,580,356)	(30,329,868)	(232,328)	(3,290,278)
	(775)	(117)	(89,117,552)	(125,115,250)	(248,796)	(3,294,255)
Net increase (decrease) in shares outstanding:
Class A	656	27,303	(1,785,656)	6,492,825	2,663	30,787
Class C	533	26,397	(5,977,923)	(1,253,559)	1,754	35,430
Class I	660	53,980	(2,093,138)	31,664,247	3,997	63,286
Class I2	—	—	(15,198,523)	(14,609,235)	4,977,584	19,473,730
	1,849	107,680	(25,055,240)	22,294,278	4,985,998	19,603,233

(A)	Commenced operations on October 31, 2013.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Small Cap Growth		Transamerica Small Cap Value		Transamerica Small/Mid Cap Value
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
From operations:
Net investment income (loss)	$1,787,978	$(2,309,837)	$4,269,532	$7,725,007	$1,142,572	$1,062,572
Net realized gain (loss)	28,007,595	51,767,223	38,517,289	57,211,344	51,184,505	102,933,969
Net change in unrealized appreciation (depreciation)	4,886,688	(27,025,684)	(33,517,318)	(28,631,716)	(19,444,804)	(22,145,371)
Net increase (decrease) in net assets resulting from operations	34,682,261	22,431,702	9,269,503	36,304,635	32,882,273	81,851,170

Distributions to shareholders:
Net investment income:
Class A	—	—	(6,784)	(6,970)	(538,330)	(1,823,340)
Class B	—	—	—	—	—	—
Class C	—	—	(1,112)	(1,449)	—	(203)
Class I	—	—	(6,654)	(6,211)	(1,179,567)	(1,237,227)
Class I2	—	(13,380)	(7,453,689)	(6,672,269)	(130,262)	(164,899)
Total distributions from net investment income	—	(13,380)	(7,468,239)	(6,686,899)	(1,848,159)	(3,225,669)
Net realized gains:
Class A	(70,203)	—	(85,908)	(67,507)	(44,311,576)	(41,137,010)
Class B	—	—	—	—	(2,648,701)	(2,688,264)
Class C	(50,005)	—	(81,364)	(43,009)	(32,287,551)	(25,079,326)
Class I	(41,225)	—	(58,777)	(44,883)	(21,671,799)	(14,269,028)
Class I2	(40,468,544)	—	(58,359,000)	(43,683,172)	(2,043,198)	(1,690,758)
Total distributions from net realized gains	(40,629,977)	—	(58,585,049)	(43,838,571)	(102,962,825)	(84,864,386)
Total distributions to shareholders	(40,629,977)	(13,380)	(66,053,288)	(50,525,470)	(104,810,984)	(88,090,055)

Capital share transactions:
Proceeds from shares sold:
Class A	1,624,305	358,402	40,098	431,439	29,883,455	87,652,676
Class B	—	—	—	—	327,763	706,194
Class C	222,330	245,586	172,432	364,868	21,058,875	57,877,052
Class I	2,176,071	121,382	12,000	62,650	25,955,937	121,395,417
Class I2	12,099,425	58,927,253	2,281,161	92,994,125	229,369	1,055,255
	16,122,131	59,652,623	2,505,691	93,853,082	77,455,399	268,686,594
Dividends and distributions reinvested:
Class A	68,727	—	92,692	74,130	43,177,629	41,378,601
Class B	—	—	—	—	2,271,555	2,240,828
Class C	50,005	—	82,440	44,298	27,789,752	21,380,464
Class I	41,225	—	65,431	51,094	17,390,119	10,657,939
Class I2	40,468,544	13,380	65,812,689	50,355,441	2,173,460	1,855,657
	40,628,501	13,380	66,053,252	50,524,963	92,802,515	77,513,489
Cost of shares redeemed:
Class A	(1,277,769)	(116,509)	(33,601)	(522,416)	(68,636,614)	(175,013,075)
Class B	—	—	—	—	(3,802,032)	(5,904,431)
Class C	(62,614)	(34,898)	(129,046)	(106,250)	(36,208,052)	(48,837,255)
Class I	(42,867)	(124,762)	(51,202)	(154,279)	(52,005,818)	(76,056,692)
Class I2	(39,149,486)	(115,172,585)	(186,060,661)	(187,601,274)	(3,111,491)	(2,284,369)
	(40,532,736)	(115,448,754)	(186,274,510)	(188,384,219)	(163,764,007)	(308,095,822)
Automatic conversions:
Class A	—	—	—	—	663,147	1,856,060
Class B	—	—	—	—	(663,147)	(1,856,060)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	16,217,896	(55,782,751)	(117,715,567)	(44,006,174)	6,493,907	38,104,261
Net increase (decrease) in net assets	10,270,180	(33,364,429)	(174,499,352)	(58,227,009)	(65,434,804)	31,865,376

Net assets:
Beginning of period/year	530,890,970	564,255,399	681,372,919	739,599,928	1,073,353,112	1,041,487,736
End of period/year	$541,161,150	$530,890,970	$506,873,567	$681,372,919	$1,007,918,308	$1,073,353,112
Undistributed (distributions in excess of) net investment income (loss)	$(136,190)	$(1,924,168)	$2,239,404	$5,438,111	$(560,960)	$144,627

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Small Cap Growth		Transamerica Small Cap Value		Transamerica Small/Mid Cap Value
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	129,609	28,724	3,303	33,285	1,090,541	3,086,404
Class B	—	—	—	—	13,322	26,773
Class C	17,334	19,510	14,605	28,348	851,702	2,213,351
Class I	165,327	9,950	1,007	4,786	926,214	4,130,014
Class I2	950,966	4,712,855	184,866	7,192,651	8,147	35,971
	1,263,236	4,771,039	203,781	7,259,070	2,889,926	9,492,513
Shares reinvested:
Class A	5,708	—	7,744	5,801	1,625,052	1,497,055
Class B	—	—	—	—	92,792	86,753
Class C	4,220	—	6,899	3,469	1,148,337	836,809
Class I	3,402	—	5,448	3,989	638,638	377,005
Class I2	3,330,744	1,054	5,479,824	3,930,947	79,760	65,594
	3,344,074	1,054	5,499,915	3,944,206	3,584,579	2,863,216
Shares redeemed:
Class A	(101,123)	(9,604)	(2,755)	(40,730)	(2,510,825)	(6,130,690)
Class B	—	—	—	—	(149,946)	(222,732)
Class C	(4,916)	(2,914)	(10,574)	(8,574)	(1,452,608)	(1,870,301)
Class I	(3,272)	(10,082)	(4,270)	(12,677)	(1,875,846)	(2,618,525)
Class I2	(2,998,568)	(9,282,608)	(15,294,618)	(14,626,262)	(111,142)	(79,242)
	(3,107,879)	(9,305,208)	(15,312,217)	(14,688,243)	(6,100,367)	(10,921,490)
Automatic conversions:
Class A	—	—	—	—	24,548	65,165
Class B	—	—	—	—	(26,613)	(69,867)
	—	—	—	—	(2,065)	(4,702)
Net increase (decrease) in shares outstanding:
Class A	34,194	19,120	8,292	(1,644)	229,316	(1,482,066)
Class B	—	—	—	—	(70,445)	(179,073)
Class C	16,638	16,596	10,930	23,243	547,431	1,179,859
Class I	165,457	(132)	2,185	(3,902)	(310,994)	1,888,494
Class I2	1,283,142	(4,568,699)	(9,629,928)	(3,502,664)	(23,235)	22,323
	1,499,431	(4,533,115)	(9,608,521)	(3,484,967)	372,073	1,429,537

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Strategic High Income		Transamerica Tactical Allocation		Transamerica Tactical Income
	April 30, 2015 (unaudited)	October 31, 2014 (A)	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
From operations:
Net investment income (loss)	$666,475	$860,248	$72,642	$202,587	$11,385,138	$32,746,450
Net realized gain (loss)	498,057	427,743	105,967	593,953	17,570,962	46,787,395
Net change in unrealized appreciation (depreciation)	(147,064)	252,550	239,508	(497,837)	(14,804,453)	(20,881,142)
Net increase (decrease) in net assets resulting from operations	1,017,468	1,540,541	418,117	298,703	14,151,647	58,652,703

Distributions to shareholders:
Net investment income:
Class A	(30,112)	(21,932)	(42,916)	(116,188)	(4,072,214)	(9,387,251)
Class C	(19,195)	(14,963)	(25,407)	(111,628)	(4,930,963)	(10,079,093)
Class I	(461,352)	(220,447)	(7,588)	(27,765)	(4,087,365)	(8,025,504)
Class I2	(210,074)	(530,495)	—	—	—	—
Total distributions from net investment income	(720,733)	(787,837)	(75,911)	(255,581)	(13,090,542)	(27,491,848)
Net realized gains:
Class A	(13,156)	—	(202,903)	(6,626)	(4,162,900)	—
Class C	(11,123)	—	(241,345)	(10,192)	(6,427,415)	—
Class I	(174,339)	—	(30,876)	(2,523)	(3,875,409)	—
Class I2	(234,686)	—	—	—	—	—
Total distributions from net realized gains	(433,304)	—	(475,124)	(19,341)	(14,465,724)	—
Total distributions to shareholders	(1,154,037)	(787,837)	(551,035)	(274,922)	(27,556,266)	(27,491,848)

Capital share transactions:
Proceeds from shares sold:
Class A	441,389	1,153,243	550,660	2,033,070	17,880,699	48,021,688
Class C	40,000	1,066,569	495,569	2,120,963	20,812,093	52,497,261
Class I	10,241,182	14,025,078	20,257	148,863	27,558,792	82,956,484
Class I2	11,189	32,956,154	—	—	—	—
	10,733,760	49,201,044	1,066,486	4,302,896	66,251,584	183,475,433
Dividends and distributions reinvested:
Class A	43,268	21,932	245,080	122,191	7,664,767	8,694,710
Class C	29,894	14,963	266,711	121,209	10,232,725	8,941,478
Class I	597,706	205,018	37,009	26,003	6,692,950	6,550,437
Class I2	444,760	530,495	—	—	—	—
	1,115,628	772,408	548,800	269,403	24,590,442	24,186,625
Cost of shares redeemed:
Class A	(82,779)	(725)	(584,149)	(777,688)	(42,028,009)	(149,952,578)
Class C	(4,237)	(35,357)	(1,150,931)	(1,801,486)	(48,707,551)	(139,234,720)
Class I	(90,132)	(390,084)	(175,023)	(841,328)	(53,662,606)	(124,650,121)
Class I2	(22,902,213)	(11,512,327)	—	—	—	—
	(23,079,361)	(11,938,493)	(1,910,103)	(3,420,502)	(144,398,166)	(413,837,419)
Net increase (decrease) in net assets resulting from capital share transactions	(11,229,973)	38,034,959	(294,817)	1,151,797	(53,556,140)	(206,175,361)
Net increase (decrease) in net assets	(11,366,542)	38,787,663	(427,735)	1,175,578	(66,960,759)	(175,014,506)

Net assets:
Beginning of period/year	38,787,663	—	12,667,517	11,491,939	902,193,201	1,077,207,707
End of period/year	$27,421,121	$38,787,663	$12,239,782	$12,667,517	$835,232,442	$902,193,201
Undistributed (distributions in excess of) net investment income (loss)	$30,699	$84,957	$(3,269)	$—	$1,862,773	$3,568,177

Capital share transactions - shares:
Shares issued:
Class A	42,554	114,409	54,023	196,312	1,725,913	4,654,071
Class C	3,903	106,121	48,879	206,858	2,020,064	5,103,509
Class I	999,789	1,365,979	2,052	14,577	2,669,148	7,976,112
Class I2	1,088	3,252,437	—	—	—	—
	1,047,334	4,838,946	104,954	417,747	6,415,125	17,733,692
Shares reinvested:
Class A	4,244	2,137	24,642	11,839	744,895	841,151
Class C	2,933	1,458	27,039	11,834	998,838	867,629
Class I	58,656	19,988	3,748	2,544	650,345	633,166
Class I2	43,647	51,602	—	—	—	—
	109,480	75,185	55,429	26,217	2,394,078	2,341,946

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Strategic High Income		Transamerica Tactical Allocation		Transamerica Tactical Income
	April 30, 2015 (unaudited)	October 31, 2014 (A)	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited)	October 31, 2014
Shares redeemed:
Class A	(8,122)	(71)	(57,720)	(75,538)	(4,066,240)	(14,461,409)
Class C	(410)	(3,407)	(114,597)	(176,194)	(4,728,469)	(13,535,177)
Class I	(8,865)	(37,495)	(17,348)	(81,886)	(5,185,744)	(12,085,747)
Class I2	(2,241,077)	(1,107,696)	—	—	—	—
	(2,258,474)	(1,148,669)	(189,665)	(333,618)	(13,980,453)	(40,082,333)
Net increase (decrease) in shares outstanding:
Class A	38,676	116,475	20,945	132,613	(1,595,432)	(8,966,187)
Class C	6,426	104,172	(38,679)	42,498	(1,709,567)	(7,564,039)
Class I	1,049,580	1,348,472	(11,548)	(64,765)	(1,866,251)	(3,476,469)
Class I2	(2,196,342)	2,196,343	—	—	—	—
	(1,101,660)	3,765,462	(29,282)	110,346	(5,171,250)	(20,006,695)

(A)	Commenced operations on March 1, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Tactical Rotation		Transamerica Unconstrained Bond	Transamerica US Growth
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited) (A)	April 30, 2015 (unaudited)	October 31, 2014
From operations:
Net investment income (loss)	$39,658	$99,556	$607,120	$1,815,189	$4,702,928
Net realized gain (loss)	995,037	859,488	181,263	31,219,795	417,554,925
Net change in unrealized appreciation (depreciation)	(25,978)	106,774	532,562	60,731,112	(243,809,615)
Net increase (decrease) in net assets resulting from operations	1,008,717	1,065,818	1,320,945	93,766,096	178,448,238

Distributions to shareholders:
Net investment income:
Class A	(115,282)	(35,784)	—	(520,412)	(3,465,587)
Class B	—	—	—	—	—
Class C	(23,149)	(7,089)	—	(881)	(26,540)
Class I	(43,984)	(17,768)	(2,948)	(883,080)	(2,870,434)
Class I2	—	—	(595,702)	(2,222,771)	(6,480,546)
Class T	—	—	—	(184,264)	(482,132)
Total distributions from net investment income	(182,415)	(60,641)	(598,650)	(3,811,408)	(13,325,239)
Net realized gains:
Class A	(650,313)	(21,960)	—	(87,284,697)	—
Class B	—	—	—	(3,078,492)	—
Class C	(396,800)	(13,300)	—	(9,631,368)	—
Class I	(200,624)	(8,367)	—	(36,732,769)	—
Class I2	—	—	—	(69,775,749)	—
Class T	—	—	—	(8,896,400)	—
Total distributions from net realized gains	(1,247,737)	(43,627)	—	(215,399,475)	—
Total distributions to shareholders	(1,430,152)	(104,268)	(598,650)	(219,210,883)	(13,325,239)

Capital share transactions:
Proceeds from shares sold:
Class A	1,072,728	6,072,181	—	6,111,637	9,117,367
Class B	—	—	—	58,810	118,596
Class C	886,465	4,349,824	—	2,611,153	2,861,175
Class I	461,259	1,770,288	250,000	3,714,958	9,138,705
Class I2	—	—	50,621,889	4,642,631	18,392,356
Class T	—	—	—	415,985	1,012,958
	2,420,452	12,192,293	50,871,889	17,555,174	40,641,157
Dividends and distributions reinvested:
Class A	752,891	57,698	—	86,360,394	3,398,566
Class B	—	—	—	3,062,063	—
Class C	419,949	20,390	—	9,282,968	25,660
Class I	244,608	26,135	2,948	36,905,857	2,833,632
Class I2	—	—	595,702	71,900,449	6,470,353
Class T	—	—	—	8,869,390	474,365
	1,417,448	104,223	598,650	216,381,121	13,202,576
Cost of shares redeemed:
Class A	(2,177,895)	(976,776)	—	(34,237,130)	(61,755,721)
Class B	—	—	—	(938,503)	(1,902,375)
Class C	(1,340,266)	(1,218,130)	—	(4,790,979)	(7,265,117)
Class I	(294,009)	(1,280,840)	—	(36,389,415)	(78,094,564)
Class I2	—	—	—	(31,021,214)	(266,711,312)
Class T	—	—	—	(4,091,382)	(8,367,204)
	(3,812,170)	(3,475,746)	—	(111,468,623)	(424,096,293)
Automatic conversions:
Class A	—	—	—	3,592,780	3,709,838
Class B	—	—	—	(3,592,780)	(3,709,838)
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	25,730	8,820,770	51,470,539	122,467,672	(370,252,560)
Net increase (decrease) in net assets	(395,705)	9,782,320	52,192,834	(2,977,115)	(205,129,561)

Net assets:
Beginning of period/year	22,901,872	13,119,552	—	1,209,194,788	1,414,324,349
End of period/year	$22,506,167	$22,901,872	$52,192,834	$1,206,217,673	$1,209,194,788
Undistributed (distributions in excess of) net investment income (loss)	$(96,405)	$46,352	$8,470	$1,089,200	$3,085,419

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Tactical Rotation		Transamerica Unconstrained Bond	Transamerica US Growth
	April 30, 2015 (unaudited)	October 31, 2014	April 30, 2015 (unaudited) (A)	April 30, 2015 (unaudited)	October 31, 2014
Capital share transactions - shares:
Shares issued:
Class A	93,827	532,540	—	354,795	505,770
Class B	—	—	—	3,407	6,713
Class C	77,829	383,593	—	152,648	159,743
Class I	40,096	155,900	25,000	209,085	494,219
Class I2	—	—	5,061,634	258,495	993,024
Class T	—	—	—	10,152	26,058
	211,752	1,072,033	5,086,634	988,582	2,185,527
Shares reinvested:
Class A	67,524	5,152	—	5,317,758	193,430
Class B	—	—	—	193,312	—
Class C	37,867	1,827	—	586,787	1,481
Class I	22,017	2,342	293	2,242,154	159,552
Class I2	—	—	59,175	4,378,833	365,145
Class T	—	—	—	225,169	12,533
	127,408	9,321	59,468	12,944,013	732,141
Shares redeemed:
Class A	(190,891)	(85,107)	—	(1,996,649)	(3,402,414)
Class B	—	—	—	(56,118)	(107,475)
Class C	(119,191)	(106,790)	—	(284,326)	(409,264)
Class I	(26,288)	(112,192)	—	(1,989,766)	(4,262,368)
Class I2	—	—	—	(1,787,412)	(14,668,763)
Class T	—	—	—	(100,273)	(213,712)
	(336,370)	(304,089)	—	(6,214,544)	(23,063,996)
Automatic conversions:
Class A	—	—	—	219,433	205,841
Class B	—	—	—	(224,960)	(209,143)
	—	—	—	(5,527)	(3,302)
Net increase (decrease) in shares outstanding:
Class A	(29,540)	452,585	—	3,895,337	(2,497,373)
Class B	—	—	—	(84,359)	(309,905)
Class C	(3,495)	278,630	—	455,109	(248,040)
Class I	35,825	46,050	25,293	461,473	(3,608,597)
Class I2	—	—	5,120,809	2,849,916	(13,310,594)
Class T	—	—	—	135,048	(175,121)
	2,790	777,265	5,146,102	7,712,524	(20,149,630)

(A)	Commenced operations on December 8, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and years indicated:	Transamerica Capital Growth
Class A
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$24.40	$21.40	$15.34	$15.47	$13.78	$11.77
Investment operations:
Net investment income (loss) (B)	(0.08)	(0.15)	(0.07)	—	(C)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	1.69	3.64	6.49	0.32	1.81	2.12
Total investment operations	1.61	3.49	6.42	0.32	1.69	2.03
Distributions:
Net investment income	—	—	—	—	—	(0.02)
Net realized gains	(0.66)	(0.49)	(0.36)	(0.45)	—	—
Total distributions	(0.66)	(0.49)	(0.36)	(0.45)	—	(0.02)
Net asset value, end of period/year	$25.35	$24.40	$21.40	$15.34	$15.47	$13.78
Total return (D)	6.81	%(E)	16.52%	42.74%	2.38%	12.34%	17.24	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$133,793	$124,413	$88,843	$65,782	$66,058	$48,547
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.21	%(F)	1.26%	1.41%	1.47%	1.63%	1.78	%(F)
Including waiver and/or reimbursement and recapture	1.21	%(F)	1.26%	1.48%	1.52%	1.55%	1.55	%(F)
Net investment income (loss) to average net assets	(0.65	)%(F)	(0.63)%	(0.38)%	0.01%	(0.76)%	(0.75	)%(F)
Portfolio turnover rate	11	%(E)	30%	29%	52%	90%	57	%(E)

(A)	Commenced operations on November 13, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Capital Growth
Class B
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$21.76	$19.31	$13.96	$14.22	$12.75	$10.95
Investment operations:
Net investment income (loss) (B)	(0.18)	(0.32)	(0.17)	(0.10)	(0.20)	(0.15)
Net realized and unrealized gain (loss)	1.50	3.26	5.88	0.29	1.67	1.96
Total investment operations	1.32	2.94	5.71	0.19	1.47	1.81
Distributions:
Net investment income	—	—	—	—	(C)	—	(0.01)
Net realized gains	(0.66)	(0.49)	(0.36)	(0.45)	—	—
Total distributions	(0.66)	(0.49)	(0.36)	(0.45)	—	(0.01)
Net asset value, end of period/year	$22.42	$21.76	$19.31	$13.96	$14.22	$12.75
Total return (D)	6.34	%(E)	15.44%	41.86%	1.65%	11.61%	16.51	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,264	$4,932	$6,020	$5,596	$7,786	$9,916
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.14	%(F)	2.16%	2.28%	2.33%	2.45%	2.51	%(F)
Including waiver and/or reimbursement and recapture	2.20	%(F)	2.20%	2.20%	2.20%	2.20%	2.20	%(F)
Net investment income (loss) to average net assets	(1.63	)%(F)	(1.54)%	(1.07)%	(0.73)%	(1.41)%	(1.36	)%(F)
Portfolio turnover rate	11	%(E)	30%	29%	52%	90%	57	%(E)

(A)	Commenced operations on November 13, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Capital Growth
Class C
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$21.84	$19.33	$13.96	$14.20	$12.74	$10.94
Investment operations:
Net investment income (loss) (B)	(0.15)	(0.28)	(0.15)	(0.08)	(0.20)	(0.15)
Net realized and unrealized gain (loss)	1.51	3.28	5.88	0.29	1.66	1.96
Total investment operations	1.36	3.00	5.73	0.21	1.46	1.81
Distributions:
Net investment income	—	—	—	—	(C)	—	(0.01)
Net realized gains	(0.66)	(0.49)	(0.36)	(0.45)	—	—
Total distributions	(0.66)	(0.49)	(0.36)	(0.45)	—	(0.01)
Net asset value, end of period/year	$22.54	$21.84	$19.33	$13.96	$14.20	$12.74
Total return (D)	6.45	%(E)	15.74%	42.01%	1.80%	11.62%	16.53	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$55,607	$50,879	$27,535	$19,809	$16,252	$12,814
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.92	%(F)	1.95%	2.04%	2.06%	2.18%	2.26	%(F)
Including waiver and/or reimbursement and recapture	1.92	%(F)	1.95%	2.04%	2.08%	2.20%	2.20	%(F)
Net investment income (loss) to average net assets	(1.36	)%(F)	(1.34)%	(0.95)%	(0.54)%	(1.41)%	(1.39	)%(F)
Portfolio turnover rate	11	%(E)	30%	29%	52%	90%	57	%(E)

(A)	Commenced operations on November 13, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Capital Growth
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$24.92		$21.78	$15.61	$15.66	$13.89	$11.64
Investment operations:
Net investment income (loss) (B)	(0.04)		(0.07)	0.02	0.11	(0.06)	(0.06)
Net realized and unrealized gain (loss)	1.73		3.70	6.59	0.30	1.83	2.33
Total investment operations	1.69		3.63	6.61	0.41	1.77	2.27
Distributions:
Net investment income	—		—	(0.08)	(0.01)	—	(0.02)
Net realized gains	(0.66)		(0.49)	(0.36)	(0.45)	—	—
Total distributions	(0.66)		(0.49)	(0.44)	(0.46)	—	(0.02)
Net asset value, end of period/year	$25.95		$24.92	$21.78	$15.61	$15.66	$13.89
Total return (C)	6.99	%(D)	16.88%	43.45%	2.96%	12.81%	19.58	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$161,648		$161,858	$105,747	$80,083	$11,767	$434
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92	%(E)	0.95%	0.99%	0.94%	1.10%	1.85	%(E)
Including waiver and/or reimbursement and recapture	0.92	%(E)	0.95%	0.99%	0.94%	1.13%	1.20	%(E)
Net investment income (loss) to average net assets	(0.36	)%(E)	(0.31)%	0.11%	0.66%	(0.37)%	(0.51	)%(E)
Portfolio turnover rate	11	%(D)	30%	29%	52%	90%	57	%(D)

(A)	Commenced operations on November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Capital Growth
Class I2
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$16.88	$14.88	$10.80	$10.96	$10.00
Investment operations:
Net investment income (loss) (B)	(0.02)	(0.03)	0.04	0.07	—	(C)
Net realized and unrealized gain (loss)	1.16	2.52	4.50	0.22	0.96
Total investment operations	1.14	2.49	4.54	0.29	0.96
Distributions:
Net investment income	—	—	(0.10)	—	(C)	—
Net realized gains	(0.66)	(0.49)	(0.36)	(0.45)	—
Total distributions	(0.66)	(0.49)	(0.46)	(0.45)	—
Net asset value, end of period/year	$17.36	$16.88	$14.88	$10.80	$10.96
Total return (D)	7.06	%(E)	17.05%	43.65%	3.11%	9.70	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$988,821	$836,984	$509,700	$545,635	$407,302
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79	%(F)	0.81%	0.84%	0.84%	1.09	%(F)
Including waiver and/or reimbursement and recapture	0.79	%(F)	0.81%	0.84%	0.84%	1.09	%(F)
Net investment income (loss) to average net assets	(0.24	)%(F)	(0.20)%	0.32%	0.67%	(0.48	)%(F)
Portfolio turnover rate	11	%(E)	30%	29%	52%	90	%(E)

(A)	Commenced operations on September 30, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the periods indicated:	Transamerica Concentrated Growth
	Class A
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$16.22		$15.57
Investment operations:
Net investment income (loss) (B)	0.02		—	(C)
Net realized and unrealized gain (loss)	1.01		0.65
Total investment operations	1.03		0.65
Distributions:
Net realized gains	(0.04)		—
Net asset value, end of period	$17.21		$16.22
Total return (D)	6.34	%(E)	4.17	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$544		$444
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03	%(F)	1.18	%(F)
Including waiver and/or reimbursement and recapture	1.03	%(F)	1.18	%(F)
Net investment income (loss) to average net assets	0.22	%(F)	0.03	%(F)
Portfolio turnover rate	13	%(E)	18	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods indicated:	Transamerica Concentrated Growth
	Class C
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$16.14		$15.57
Investment operations:
Net investment income (loss) (B)	(0.04)		(0.07)
Net realized and unrealized gain (loss)	0.99		0.64
Total investment operations	0.95		0.57
Distributions:
Net realized gains	(0.04)		—
Net asset value, end of period	$17.05		$16.14
Total return (C)	5.87	%(D)	3.66	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$370		$274
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.76	%(E)	1.93	%(E)
Including waiver and/or reimbursement and recapture	1.76	%(E)	1.93	%(E)
Net investment income (loss) to average net assets	(0.52	)%(E)	(0.67	)%(E)
Portfolio turnover rate	13	%(D)	18	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Concentrated Growth
Class I (A)
April 30, 2015 (unaudited)	October 31, 2014 (B)	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010 (C)
Net asset value, beginning of period/year	$16.09	$15.76	$12.240	$10.220	$10.000	$10.000
Investment operations:
Net investment income (loss) (D)	0.03	0.02	(0.003)	0.009	(E)	0.003	0.000
Net realized and unrealized gain (loss)	0.99	0.76	3.869	2.064	0.221	(F)	0.000
Total investment operations	1.02	0.78	3.866	2.073	0.224	0.000
Distributions:
Net investment income	(0.02)	—	(0.004)	(0.006)	(0.002)	0.000
Net realized gains	(0.04)	(0.45)	(0.342)	(0.047)	(0.002)	—
Total distributions	(0.06)	(0.45)	(0.346)	(0.053)	(0.004)	0.000
Net asset value, end of period/year	$17.05	$16.09	$15.76	$12.24	$10.22	$10.00
Total return (G)	6.32	%(H)	6.13	%(H)	31.84%	20.28%	2.23%	0.00%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$22,680	$19,643	$13,761	$10,320	$2,801	$100
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84	%(I)	1.08	%(I)	2.18%	3.68%	5.90%	0.00%
Including waiver and/or reimbursement and recapture	0.94	%(I)	1.00	%(I)	1.25%	1.25%	1.25%	0.00%
Net investment income (loss) to average net assets	0.32	%(I)	0.16	%(I)	(0.02)%	0.08	%(E)	0.03%	0.00%
Portfolio turnover rate	13	%(H)	18	%(H)	14.84%	21.76%	22.35%	0.00%

(A)	Prior to February 28, 2014, information provided in previous periods reflects The Torray Resolute Fund, which is the accounting survivor pursuant to a Plan of Reorganization. Prior to January 1, 2014, the financial highlights were audited by another independent registered public accounting firm.
(B)	Effective at the close of business on February 28, 2014, the fiscal year end of the Fund changed to October 31. The Financial Highlights represent activity for the ten months of January 1, 2014 - October 31, 2014. Refer to the notes to the financial statements for details.
(C)	Commenced operations on December 31, 2010.
(D)	Calculated based on average number of shares outstanding.
(E)	For the year ended December 31, 2012, investment income per share reflects a special dividend which amounted to $0.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.01)%.
(F)	The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(G)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(H)	Not annualized.
(I)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods indicated:	Transamerica Concentrated Growth
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$16.26		$15.57
Investment operations:
Net investment income (loss) (B)	0.04		0.04
Net realized and unrealized gain (loss)	1.01		0.65
Total investment operations	1.05		0.69
Distributions:
Net investment income	(0.04)		—
Net realized gains	(0.04)		—
Total distributions	(0.08)		—
Net asset value, end of period	$17.23		$16.26
Total return (C)	6.46	%(D)	4.43	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$429,595		$353,480
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74	%(E)	0.77	%(E)
Including waiver and/or reimbursement and recapture	0.74	%(E)	0.77	%(E)
Net investment income (loss) to average net assets	0.51	%(E)	0.42	%(E)
Portfolio turnover rate	13	%(D)	18	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and year indicated:	Transamerica Dividend Focused
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$13.35		$11.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.11		0.20	0.14
Net realized and unrealized gain (loss)	0.26		1.47	1.97
Total investment operations	0.37		1.67	2.11
Distributions:
Net investment income	(0.11)		(0.20)	(0.13)
Net realized gains	(0.43)		(0.10)	—
Total distributions	(0.54)		(0.30)	(0.13)
Net asset value, end of period/year	$13.18		$13.35	$11.98
Total return (C)	2.80	%(D)	14.14%	21.25	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$52,186		$63,639	$1,245
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96	%(E)	0.96%	1.07	%(E)
Including waiver and/or reimbursement and recapture	0.96	%(E)	0.96%	1.07	%(E)
Net investment income (loss) to average net assets	1.62	%(E)	1.55%	1.47	%(E)
Portfolio turnover rate	9	%(D)	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and year indicated:	Transamerica Dividend Focused
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$13.32		$11.96	$10.00
Investment operations:
Net investment income (loss) (B)	0.05		0.09	0.08
Net realized and unrealized gain (loss)	0.26		1.49	1.96
Total investment operations	0.31		1.58	2.04
Distributions:
Net investment income	(0.07)		(0.12)	(0.08)
Net realized gains	(0.43)		(0.10)	—
Total distributions	(0.50)		(0.22)	(0.08)
Net asset value, end of period/year	$13.13		$13.32	$11.96
Total return (C)	2.31	%(D)	13.30%	20.50	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,056		$4,419	$1,297
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.79	%(E)	1.81%	1.78	%(E)
Including waiver and/or reimbursement and recapture	1.79	%(E)	1.81%	1.78	%(E)
Net investment income (loss) to average net assets	0.78	%(E)	0.74%	0.83	%(E)
Portfolio turnover rate	9	%(D)	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and year indicated:	Transamerica Dividend Focused
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$13.35		$11.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.12		0.23	0.17
Net realized and unrealized gain (loss)	0.26		1.47	1.96
Total investment operations	0.38		1.70	2.13
Distributions:
Net investment income	(0.12)		(0.23)	(0.15)
Net realized gains	(0.43)		(0.10)	—
Total distributions	(0.55)		(0.33)	(0.15)
Net asset value, end of period/year	$13.18		$13.35	$11.98
Total return (C)	2.88	%(D)	14.37%	21.40	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,885		$6,311	$1,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80	%(E)	0.80%	0.82	%(E)
Including waiver and/or reimbursement and recapture	0.80	%(E)	0.80%	0.82	%(E)
Net investment income (loss) to average net assets	1.76	%(E)	1.80%	1.82	%(E)
Portfolio turnover rate	9	%(D)	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and year indicated:	Transamerica Dividend Focused
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$13.36		$11.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.12		0.24	0.17
Net realized and unrealized gain (loss)	0.27		1.48	1.97
Total investment operations	0.39		1.72	2.14
Distributions:
Net investment income	(0.13)		(0.24)	(0.16)
Net realized gains	(0.43)		(0.10)	—
Total distributions	(0.56)		(0.34)	(0.16)
Net asset value, end of period/year	$13.19		$13.36	$11.98
Total return (C)	2.94	%(D)	14.56%	21.49	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$887,414		$1,402,739	$1,023,268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70	%(E)	0.70%	0.71	%(E)
Including waiver and/or reimbursement and recapture	0.70	%(E)	0.70%	0.71	%(E)
Net investment income (loss) to average net assets	1.88	%(E)	1.88%	1.91	%(E)
Portfolio turnover rate	9	%(D)	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Emerging Markets Debt
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$10.75		$10.83	$11.54	$10.00	$10.00
Investment operations:
Net investment income (loss) (B)	0.30		0.61	0.56	0.59	0.08
Net realized and unrealized gain (loss)	(0.49)		(0.11)	(0.55)	1.45	(0.08)
Total investment operations	(0.19)		0.50	0.01	2.04	—
Distributions:
Net investment income	(0.14)		(0.58)	(0.47)	(0.50)	—	(C)
Net realized gains	—		—	(0.25)	—	—
Total distributions	(0.14)		(0.58)	(0.72)	(0.50)	—	(C)
Net asset value, end of period/year	$10.42		$10.75	$10.83	$11.54	$10.00
Total return (D)	(1.73	)%(E)	4.81%	(0.07)%	21.07%	0.04	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$93,708		$81,684	$129,805	$60,754	$2,247
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10	%(F)	1.18%	1.11%	1.19%	1.65	%(F)
Including waiver and/or reimbursement and recapture	1.10	%(F)	1.18%	1.11%	1.21%	1.35	%(F)
Net investment income (loss) to average net assets	5.86	%(F)	5.68%	5.02%	5.47%	5.24	%(F)
Portfolio turnover rate	129	%(E)	321%	326%	305%	31	%(E)

(A)	Commenced operations on August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Emerging Markets Debt
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$10.72		$10.80	$11.51	$9.99	$10.00
Investment operations:
Net investment income (loss) (B)	0.26		0.54	0.48	0.52	0.07
Net realized and unrealized gain (loss)	(0.49)		(0.11)	(0.54)	1.44	(0.08)
Total investment operations	(0.23)		0.43	(0.06)	1.96	(0.01)
Distributions:
Net investment income	(0.12)		(0.51)	(0.40)	(0.44)	—	(C)
Net realized gains	—		—	(0.25)	—	—
Total distributions	(0.12)		(0.51)	(0.65)	(0.44)	—	(C)
Net asset value, end of period/year	$10.37		$10.72	$10.80	$11.51	$9.99
Total return (D)	(2.14	)%(E)	4.12%	(0.69)%	20.24%	(0.08	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$23,604		$27,202	$30,547	$10,543	$1,025
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.83	%(F)	1.84%	1.81%	1.86%	2.29	%(F)
Including waiver and/or reimbursement and recapture	1.83	%(F)	1.84%	1.81%	1.87%	2.00	%(F)
Net investment income (loss) to average net assets	5.17	%(F)	5.02%	4.36%	4.87%	4.35	%(F)
Portfolio turnover rate	129	%(E)	321%	326%	305%	31	%(E)

(A)	Commenced operations on August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Emerging Markets Debt
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$10.78		$10.85	$11.56	$10.01	$10.00
Investment operations:
Net investment income (loss) (B)	0.32		0.65	0.60	0.63	0.09
Net realized and unrealized gain (loss)	(0.50)		(0.10)	(0.56)	1.44	(0.08)
Total investment operations	(0.18)		0.55	0.04	2.07	0.01
Distributions:
Net investment income	(0.16)		(0.62)	(0.50)	(0.52)	—	(C)
Net realized gains	—		—	(0.25)	—	—
Total distributions	(0.16)		(0.62)	(0.75)	(0.52)	—	(C)
Net asset value, end of period/year	$10.44		$10.78	$10.85	$11.56	$10.01
Total return (D)	(1.63	)%(E)	5.30%	0.23%	21.40%	0.14	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$452,426		$340,068	$133,449	$46,190	$2,064
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80	%(F)	0.81%	0.79%	0.84%	1.34	%(F)
Including waiver and/or reimbursement and recapture	0.80	%(F)	0.81%	0.79%	0.86%	1.00	%(F)
Net investment income (loss) to average net assets	6.22	%(F)	6.00%	5.38%	5.68%	5.46	%(F)
Portfolio turnover rate	129	%(E)	321%	326%	305%	31	%(E)

(A)	Commenced operations on August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Emerging Markets Debt
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$10.78		$10.85	$11.56	$10.01	$10.00
Investment operations:
Net investment income (loss) (B)	0.32		0.66	0.61	0.63	0.07
Net realized and unrealized gain (loss)	(0.50)		(0.10)	(0.56)	1.45	(0.06)
Total investment operations	(0.18)		0.56	0.05	2.08	0.01
Distributions:
Net investment income	(0.16)		(0.63)	(0.51)	(0.53)	—	(C)
Net realized gains	—		—	(0.25)	—	—
Total distributions	(0.16)		(0.63)	(0.76)	(0.53)	—	(C)
Net asset value, end of period/year	$10.44		$10.78	$10.85	$11.56	$10.01
Total return (D)	(1.58	)%(E)	5.39%	0.33%	21.50%	0.14	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$125,852		$143,512	$339,967	$505,629	$95,233
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70	%(F)	0.71%	0.69%	0.74%	1.23	%(F)
Including waiver and/or reimbursement and recapture	0.70	%(F)	0.71%	0.69%	0.76%	1.00	%(F)
Net investment income (loss) to average net assets	6.20	%(F)	6.16%	5.38%	5.82%	4.63	%(F)
Portfolio turnover rate	129	%(E)	321%	326%	305%	31	%(E)

(A)	Commenced operations on August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Emerging Markets Equity
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$10.25		$10.40	$9.42	$10.00
Investment operations:
Net investment income (loss) (B)	(0.02)		0.11	0.12	0.09
Net realized and unrealized gain (loss)	0.49		(0.16)	0.88	(0.67)
Total investment operations	0.47		(0.05)	1.00	(0.58)
Distributions:
Net investment income	(0.11)		(0.10)	(0.02)	—
Net asset value, end of period/year	$10.61		$10.25	$10.40	$9.42
Total return (C)	4.64	%(D)	(0.40)%	10.68%	(5.80	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,972		$1,495	$805	$302
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.56	%(E)	1.62%	1.60%	1.85	%(E)
Including waiver and/or reimbursement and recapture	1.56	%(E)	1.62%	1.60%	1.85	%(E)
Net investment income (loss) to average net assets	(0.38	)%(E)	1.05%	1.19%	1.97	%(E)
Portfolio turnover rate	34	%(D)	69%	63%	76	%(D)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Emerging Markets Equity
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$10.14		$10.32	$9.39	$10.00
Investment operations:
Net investment income (loss) (B)	(0.05)		0.04	0.06	0.07
Net realized and unrealized gain (loss)	0.49		(0.15)	0.87	(0.68)
Total investment operations	0.44		(0.11)	0.93	(0.61)
Distributions:
Net investment income	(0.04)		(0.07)	—	—
Net asset value, end of period/year	$10.54		$10.14	$10.32	$9.39
Total return (C)	4.36	%(D)	(1.05)%	9.90%	(6.10	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,186		$1,424	$916	$253
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.27	%(E)	2.29%	2.23%	2.52	%(E)
Including waiver and/or reimbursement and recapture	2.27	%(E)	2.29%	2.23%	2.52	%(E)
Net investment income (loss) to average net assets	(1.07	)%(E)	0.36%	0.57%	1.43	%(E)
Portfolio turnover rate	34	%(D)	69%	63%	76	%(D)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Emerging Markets Equity
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$10.30		$10.43	$9.43	$10.00
Investment operations:
Net investment income (loss) (B)	(0.00	)(C)	0.12	0.17	0.11
Net realized and unrealized gain (loss)	0.48		(0.13)	0.87	(0.68)
Total investment operations	0.48		(0.01)	1.04	(0.57)
Distributions:
Net investment income	(0.13)		(0.12)	(0.04)	—
Net asset value, end of period/year	$10.65		$10.30	$10.43	$9.43
Total return (D)	4.77	%(E)	(0.04)%	11.03%	(5.70	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,313		$1,147	$505	$302
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25	%(F)	1.29%	1.26%	1.60	%(F)
Including waiver and/or reimbursement and recapture	1.25	%(F)	1.29%	1.26%	1.60	%(F)
Net investment income (loss) to average net assets	(0.08	)%(F)	1.22%	1.74%	2.26	%(F)
Portfolio turnover rate	34	%(E)	69%	63%	76	%(E)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Emerging Markets Equity
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$10.30		$10.44	$9.44	$10.00
Investment operations:
Net investment income (loss) (B)	0.00	(C)	0.15	0.16	0.10
Net realized and unrealized gain (loss)	0.50		(0.16)	0.88	(0.66)
Total investment operations	0.50		(0.01)	1.04	(0.56)
Distributions:
Net investment income	(0.14)		(0.13)	(0.04)	—
Net asset value, end of period/year	$10.66		$10.30	$10.44	$9.44
Total return (D)	4.93	%(E)	(0.02)%	11.09%	(5.60	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$362,748		$241,658	$220,261	$107,183
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14	%(F)	1.17%	1.15%	1.49	%(F)
Including waiver and/or reimbursement and recapture	1.14	%(F)	1.17%	1.15%	1.49	%(F)
Net investment income (loss) to average net assets	0.02	%(F)	1.44%	1.66%	2.06	%(F)
Portfolio turnover rate	34	%(E)	69%	63%	76	%(E)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Enhanced Muni
Class A
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.16	$10.37	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.10	0.25	0.22
Net realized and unrealized gain (loss)	0.15	0.78	0.38	(D)
Total investment operations	0.25	1.03	0.60
Distributions:
Net investment income	(0.10)	(0.24)	(0.23)
Net realized gains	(0.15)	—	—
Total distributions	(0.25)	(0.24)	(0.23)
Net asset value, end of period/year	$11.16	$11.16	$10.37
Total return (E)	2.20	%(F)	10.05%	6.05%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$76,435	$35,974	$6,241
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.92	%(H)	1.12%	2.36%
Including waiver and/or reimbursement and recapture	0.86	%(H)	0.86%	0.86%
Net investment income (loss) to average net assets (C)	1.82	%(H)	2.27%	2.12%
Portfolio turnover rate (I)	42	%(F)	107%	111%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Enhanced Muni
Class C
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.14	$10.36	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.07	0.18	0.15
Net realized and unrealized gain (loss)	0.15	0.78	0.39	(D)
Total investment operations	0.22	0.96	0.54
Distributions:
Net investment income	(0.07)	(0.18)	(0.18)
Net realized gains	(0.15)	—	—
Total distributions	(0.22)	(0.18)	(0.18)
Net asset value, end of period/year	$11.14	$11.14	$10.36
Total return (E)	1.92	%(F)	9.35%	5.42%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$21,751	$9,960	$1,778
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.67	%(H)	1.87%	3.08%
Including waiver and/or reimbursement and recapture	1.46	%(H)	1.46%	1.46%
Net investment income (loss) to average net assets (C)	1.23	%(H)	1.69%	1.47%
Portfolio turnover rate (I)	42	%(F)	107%	111%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Enhanced Muni
Class I
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.20	$10.41	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.11	0.26	0.23
Net realized and unrealized gain (loss)	0.15	0.78	0.38	(D)
Total investment operations	0.26	1.04	0.61
Distributions:
Net investment income	(0.10)	(0.25)	(0.20)
Net realized gains	(0.15)	—	—
Total distributions	(0.25)	(0.25)	(0.20)
Net asset value, end of period/year	$11.21	$11.20	$10.41
Total return (E)	2.36	%(F)	10.16%	6.10%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$68,904	$22,007	$6,632
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.73	%(H)	0.92%	2.12%
Including waiver and/or reimbursement and recapture	0.71	%(H)	0.71%	0.71%
Net investment income (loss) to average net assets (C)	1.97	%(H)	2.44%	2.21%
Portfolio turnover rate (I)	42	%(F)	107%	111%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Flexible Income
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$9.46		$9.38	$9.37	$8.83	$8.99	$8.33
Investment operations:
Net investment income (loss) (A)	0.14		0.29	0.41	0.45	0.51	0.50
Net realized and unrealized gain (loss)	(0.01)		0.08	0.03	0.55	(0.16)	0.70
Total investment operations	0.13		0.37	0.44	1.00	0.35	1.20
Distributions:
Net investment income	(0.14)		(0.29)	(0.43)	(0.46)	(0.51)	(0.54)
Net asset value, end of period/year	$9.45		$9.46	$9.38	$9.37	$8.83	$8.99
Total return (B)	1.36	%(C)	3.98%	4.85%	11.60%	3.93%	14.89%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$74,785		$73,829	$78,512	$77,291	$65,393	$55,103
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88	%(D)	0.91%	1.00%	1.01%	1.07%	1.15	%(E)
Including waiver and/or reimbursement and recapture	0.88	%(D)	0.89%	0.95%	0.95%	0.97%	1.07	%(E)
Net investment income (loss) to average net assets	2.90	%(D)	3.04%	4.32%	4.95%	5.70%	5.79%
Portfolio turnover rate	11	%(C)	26%	32%	35%	42%	120%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Not annualized.
(D)	Annualized.
(E)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Flexible Income
	Class B
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$9.46		$9.39	$9.37	$8.83	$9.00	$8.34
Investment operations:
Net investment income (loss) (A)	0.10		0.21	0.32	0.37	0.44	0.43
Net realized and unrealized gain (loss)	(0.01)		0.07	0.05	0.55	(0.18)	0.71
Total investment operations	0.09		0.28	0.37	0.92	0.26	1.14
Distributions:
Net investment income	(0.10)		(0.21)	(0.35)	(0.38)	(0.43)	(0.48)
Net asset value, end of period/year	$9.45		$9.46	$9.39	$9.37	$8.83	$9.00
Total return (B)	0.94	%(C)	2.98%	4.00%	10.69%	2.96%	14.02%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,164		$3,644	$4,819	$6,641	$7,066	$10,614
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.73	%(D)	1.72%	1.85%	1.79%	1.82%	1.88	%(E)
Including waiver and/or reimbursement and recapture	1.73	%(D)	1.72%	1.85%	1.79%	1.82%	1.88	%(E)
Net investment income (loss) to average net assets	2.04	%(D)	2.24%	3.42%	4.13%	4.87%	4.97%
Portfolio turnover rate	11	%(C)	26%	32%	35%	42%	120%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Not annualized.
(D)	Annualized.
(E)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Flexible Income
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$9.40		$9.32	$9.31	$8.79	$8.96	$8.31
Investment operations:
Net investment income (loss) (A)	0.10		0.22	0.34	0.38	0.45	0.44
Net realized and unrealized gain (loss)	(0.00	)(B)	0.08	0.04	0.54	(0.17)	0.70
Total investment operations	0.10		0.30	0.38	0.92	0.28	1.14
Distributions:
Net investment income	(0.11)		(0.22)	(0.37)	(0.40)	(0.45)	(0.49)
Net asset value, end of period/year	$9.39		$9.40	$9.32	$9.31	$8.79	$8.96
Total return (C)	1.02	%(D)	3.26%	4.10%	10.71%	3.21%	14.15%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$67,994		$68,629	$71,692	$81,874	$50,314	$36,264
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.59	%(E)	1.60%	1.67%	1.65%	1.68%	1.74	%(F)
Including waiver and/or reimbursement and recapture	1.59	%(E)	1.60%	1.67%	1.65%	1.68%	1.74	%(F)
Net investment income (loss) to average net assets	2.19	%(E)	2.33%	3.60%	4.22%	4.98%	5.14%
Portfolio turnover rate	11	%(D)	26%	32%	35%	42%	120%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Flexible Income
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$9.47		$9.39	$9.38	$8.85	$9.02	$8.48
Investment operations:
Net investment income (loss) (B)	0.15		0.31	0.43	0.47	0.53	0.50
Net realized and unrealized gain (loss)	(0.01)		0.08	0.04	0.55	(0.16)	0.57
Total investment operations	0.14		0.39	0.47	1.02	0.37	1.07
Distributions:
Net investment income	(0.15)		(0.31)	(0.46)	(0.49)	(0.54)	(0.53)
Net asset value, end of period/year	$9.46		$9.47	$9.39	$9.38	$8.85	$9.02
Total return (C)	1.50	%(D)	4.25%	5.13%	11.87%	4.19%	13.10	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$49,944		$42,545	$33,036	$31,480	$19,992	$9,787
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61	%(E)	0.62%	0.68%	0.67%	0.69%	0.76	%(E)(F)
Including waiver and/or reimbursement and recapture	0.61	%(E)	0.62%	0.68%	0.67%	0.69%	0.76	%(E)(F)
Net investment income (loss) to average net assets	3.18	%(E)	3.29%	4.58%	5.20%	5.93%	6.25	%(E)
Portfolio turnover rate	11	%(D)	26%	32%	35%	42%	120	%(D)

(A)	Commenced operations on November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Flexible Income
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$9.48		$9.40	$9.38	$8.86	$9.03	$8.37
Investment operations:
Net investment income (loss) (B)	0.15		0.31	0.44	0.48	0.55	0.53
Net realized and unrealized gain (loss)	(0.00	)(C)	0.09	0.05	0.54	(0.17)	0.71
Total investment operations	0.15		0.40	0.49	1.02	0.38	1.24
Distributions:
Net investment income	(0.16)		(0.32)	(0.47)	(0.50)	(0.55)	(0.58)
Net asset value, end of period/year	$9.47		$9.48	$9.40	$9.38	$8.86	$9.03
Total return (D)	1.55	%(E)	4.35%	5.35%	11.85%	4.31%	15.39%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$568,675		$540,719	$56,421	$128,284	$109,052	$146,631
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.51	%(F)	0.52%	0.58%	0.57%	0.58%	0.64	%(G)
Including waiver and/or reimbursement and recapture	0.51	%(F)	0.52%	0.58%	0.57%	0.58%	0.64	%(G)
Net investment income (loss) to average net assets	3.27	%(F)	3.26%	4.65%	5.32%	6.10%	6.18%
Portfolio turnover rate	11	%(E)	26%	32%	35%	42%	120%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Floating Rate
	Class A
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.92		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.17		0.31
Net realized and unrealized gain (loss)	0.08		(0.10)
Total investment operations	0.25		0.21
Distributions:
Net investment income	(0.18)		(0.29)
Net realized gains	(0.01)		—
Total distributions	(0.19)		(0.29)
Net asset value, end of period/year	$9.98		$9.92
Total return (D)	2.57	%(E)	2.17%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,214		$633
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.13	%(G)	1.21%
Including waiver and/or reimbursement and recapture	1.05	%(G)	1.06%
Net investment income (loss) to average net assets (C)	3.48	%(G)	3.08%
Portfolio turnover rate (H)	18	%(E)	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Floating Rate
	Class C
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.92		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.14		0.24
Net realized and unrealized gain (loss)	0.07		(0.10)
Total investment operations	0.21		0.14
Distributions:
Net investment income	(0.14)		(0.22)
Net realized gains	(0.01)		—
Total distributions	(0.15)		(0.22)
Net asset value, end of period/year	$9.98		$9.92
Total return (D)	2.30	%(E)	1.43%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,692		$1,672
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.89	%(G)	1.97%
Including waiver and/or reimbursement and recapture	1.80	%(G)	1.80%
Net investment income (loss) to average net assets (C)	2.87	%(G)	2.45%
Portfolio turnover rate (H)	18	%(E)	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Floating Rate
	Class I
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.92		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.19		0.33
Net realized and unrealized gain (loss)	0.07		(0.09)
Total investment operations	0.26		0.24
Distributions:
Net investment income	(0.19)		(0.32)
Net realized gains	(0.01)		—
Total distributions	(0.20)		(0.32)
Net asset value, end of period/year	$9.98		$9.92
Total return (D)	2.70	%(E)	2.45%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$508		$412
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.90	%(G)	0.97%
Including waiver and/or reimbursement and recapture	0.80	%(G)	0.80%
Net investment income (loss) to average net assets (C)	3.85	%(G)	3.27%
Portfolio turnover rate (H)	18	%(E)	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Floating Rate
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.92		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.19		0.34
Net realized and unrealized gain (loss)	0.07		(0.10)
Total investment operations	0.26		0.24
Distributions:
Net investment income	(0.19)		(0.32)
Net realized gains	(0.01)		—
Total distributions	(0.20)		(0.32)
Net asset value, end of period/year	$9.98		$9.92
Total return (D)	2.70	%(E)	2.47%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$267,372		$213,481
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.80	%(G)	0.87%
Including waiver and/or reimbursement and recapture	0.80	%(G)	0.80%
Net investment income (loss) to average net assets (C)	3.85	%(G)	3.37%
Portfolio turnover rate (H)	18	%(E)	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods indicated:	Transamerica Global Bond
	Class A
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$9.84		$10.00
Investment operations:
Net investment income (loss) (B)	0.06		0.15
Net realized and unrealized gain (loss)	(0.44)		(0.23)
Total investment operations	(0.38)		(0.08)
Distributions:
Net investment income	(0.04)		(0.08)
Net asset value, end of period	$9.42		$9.84
Total return (C)	(3.91	)%(D)	(0.82	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$293		$300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08	%(E)	1.09	%(E)
Including waiver and/or reimbursement and recapture	1.00	%(E)	1.00	%(E)
Net investment income (loss) to average net assets	1.30	%(E)	2.15	%(E)
Portfolio turnover rate	112	%(D)	138	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods indicated:	Transamerica Global Bond
	Class C
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$9.82		$10.00
Investment operations:
Net investment income (loss) (B)	0.02		0.09
Net realized and unrealized gain (loss)	(0.44)		(0.22)
Total investment operations	(0.42)		(0.13)
Distributions:
Net investment income	(0.01)		(0.05)
Net asset value, end of period	$9.39		$9.82
Total return (C)	(4.27	)%(D)	(1.34	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$250		$254
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.84	%(E)	1.81	%(E)
Including waiver and/or reimbursement and recapture	1.75	%(E)	1.75	%(E)
Net investment income (loss) to average net assets	0.50	%(E)	1.39	%(E)
Portfolio turnover rate	112	%(D)	138	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods indicated:	Transamerica Global Bond
	Class I
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$9.84		$10.00
Investment operations:
Net investment income (loss) (B)	0.07		0.16
Net realized and unrealized gain (loss)	(0.44)		(0.23)
Total investment operations	(0.37)		(0.07)
Distributions:
Net investment income	(0.04)		(0.09)
Net asset value, end of period	$9.43		$9.84
Total return (C)	(3.72	)%(D)	(0.71	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$321		$323
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89	%(E)	0.91	%(E)
Including waiver and/or reimbursement and recapture	0.75	%(E)	0.75	%(E)
Net investment income (loss) to average net assets	1.56	%(E)	2.42	%(E)
Portfolio turnover rate	112	%(D)	138	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods indicated:	Transamerica Global Bond
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$9.85		$10.00
Investment operations:
Net investment income (loss) (B)	0.11		0.15
Net realized and unrealized gain (loss)	(0.48)		(0.21)
Total investment operations	(0.37)		(0.06)
Distributions:
Net investment income	(0.04)		(0.09)
Net asset value, end of period	$9.44		$9.85
Total return (C)	(3.72	)%(D)	(0.61	)%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$50,172		$238,807
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76	%(E)	0.79	%(E)
Including waiver and/or reimbursement and recapture	0.75	%(E)	0.75	%(E)
Net investment income (loss) to average net assets	2.38	%(E)	2.23	%(E)
Portfolio turnover rate	112	%(D)	138	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Global Equity
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$11.08		$10.96	$9.22	$9.09	$9.84	$8.53
Investment operations:
Net investment income (loss) (A) (B)	0.03		0.18	0.11	0.16	0.08	0.09
Net realized and unrealized gain (loss)	0.32		0.10	1.73	0.22	(0.75)	1.33
Total investment operations	0.35		0.28	1.84	0.38	(0.67)	1.42
Distributions:
Net investment income	—		(0.16)	(0.10)	(0.25)	(0.08)	(0.11)
Net asset value, end of period/year	$11.43		$11.08	$10.96	$9.22	$9.09	$9.84
Total return (C)	3.16	%(D)	2.54%	20.08%	4.65%	(6.90)%	16.80%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$53,188		$56,663	$82,534	$86,834	$118,070	$135,479
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.38	%(F)	0.75%	0.69%	0.68%	0.67%	0.70%
Including waiver and/or reimbursement and recapture	1.35	%(F)	0.74%	0.69%	0.68%	0.67%	0.70%
Net investment income (loss) to average net assets (B)	0.52	%(F)	1.64%	1.09%	1.79%	0.77%	1.04%
Portfolio turnover rate (G)	27	%(D)	150%	18%	41%	13%	11%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Global Equity
Class B
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$11.00	$10.89	$9.16	$9.00	$9.74	$8.45
Investment operations:
Net investment income (loss) (A) (B)	(0.01)	0.10	0.04	0.09	0.01	0.02
Net realized and unrealized gain (loss)	0.32	0.08	1.71	0.24	(0.75)	1.32
Total investment operations	0.31	0.18	1.75	0.33	(0.74)	1.34
Distributions:
Net investment income	—	(0.07)	(0.02)	(0.17)	—	(C)	(0.05)
Net asset value, end of period/year	$11.31	$11.00	$10.89	$9.16	$9.00	$9.74
Total return (D)	2.82	%(E)	1.64%	19.11%	3.92%	(7.59)%	15.95%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,858	$6,460	$9,191	$9,847	$13,373	$18,432
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	2.29	%(G)	1.63%	1.54%	1.54%	1.48%	1.49%
Including waiver and/or reimbursement and recapture	2.10	%(G)	1.53%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss) to average net assets (B)	(0.24	)%(G)	0.95%	0.37%	1.05%	0.11%	0.19%
Portfolio turnover rate (H)	27	%(E)	150%	18%	41%	13%	11%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Global Equity
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$10.99		$10.88	$9.15	$9.01	$9.75	$8.45
Investment operations:
Net investment income (loss) (A) (B)	(0.01)		0.09	0.04	0.09	0.02	0.02
Net realized and unrealized gain (loss)	0.32		0.10	1.72	0.23	(0.74)	1.33
Total investment operations	0.31		0.19	1.76	0.32	(0.72)	1.35
Distributions:
Net investment income	—		(0.08)	(0.03)	(0.18)	(0.02)	(0.05)
Net asset value, end of period/year	$11.30		$10.99	$10.88	$9.15	$9.01	$9.75
Total return (C)	2.82	%(D)	1.73%	19.26%	3.87%	(7.42)%	16.10%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$68,812		$74,772	$88,681	$92,050	$117,858	$144,849
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	2.10	%(F)	1.49%	1.40%	1.38%	1.34%	1.36%
Including waiver and/or reimbursement and recapture	2.10	%(F)	1.47%	1.40%	1.38%	1.34%	1.36%
Net investment income (loss) to average net assets (B)	(0.23	)%(F)	0.87%	0.40%	1.07%	0.16%	0.27%
Portfolio turnover rate (G)	27	%(D)	150%	18%	41%	13%	11%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Global Equity
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$11.06		$10.96	$9.23	$9.11	$9.86	$8.84
Investment operations:
Net investment income (loss) (B) (C)	0.05		0.21	0.14	0.16	0.11	(0.02)
Net realized and unrealized gain (loss)	0.32		0.09	1.73	0.25	(0.74)	1.19
Total investment operations	0.37		0.30	1.87	0.41	(0.63)	1.17
Distributions:
Net investment income	—		(0.20)	(0.14)	(0.29)	(0.12)	(0.15)
Net asset value, end of period/year	$11.43		$11.06	$10.96	$9.23	$9.11	$9.86
Total return (D)	3.35	%(E)	2.75%	20.53%	5.07%	(6.49)%	13.41	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$38,067		$33,329	$32,954	$28,450	$28,748	$28,047
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.03	%(G)	0.46%	0.31%	0.28%	0.29%	0.34	%(G)
Including waiver and/or reimbursement and recapture	1.05	%(G)	0.44%	0.31%	0.28%	0.29%	0.34	%(G)
Net investment income (loss) to average net assets (C)	0.84	%(G)	1.88%	1.39%	1.87%	1.12%	(0.21	)%(G)
Portfolio turnover rate (H)	27	%(E)	150%	18%	41%	13%	11	%(E)

(A)	Commenced operations on November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods indicated:	Transamerica Global Equity
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$11.06		$11.31
Investment operations:
Net investment income (loss) (B) (C)	0.05		—	(D)
Net realized and unrealized gain (loss)	0.33		(0.25)
Total investment operations	0.38		(0.25)
Net asset value, end of period	$11.44		$11.06
Total return (E)	3.44	%(F)	(2.21	)%(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$147,093		$127,316
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.93	%(H)	1.08	%(H)
Including waiver and/or reimbursement and recapture	0.93	%(H)	1.08	%(H)
Net investment income (loss) to average net assets	0.95	%(H)	0.07	%(H)
Portfolio turnover rate (I)	27	%(F)	150	%(F)

(A)	Commenced operations on September 4, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Growth Opportunities
Class A
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$11.29	$10.73	$8.15	$10.93	$9.82	$7.54
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.04)	(0.03)	0.01	(0.10)	(0.05)
Net realized and unrealized gain (loss)	0.15	1.05	2.71	(0.55)	1.21	2.33
Total investment operations	0.10	1.01	2.68	(0.54)	1.11	2.28
Distributions:
Net investment income	—	—	(0.02)	—	(B)	—	—
Net realized gains	(1.22)	(0.45)	(0.08)	(2.24)	—	—
Total distributions	(1.22)	(0.45)	(0.10)	(2.24)	—	—
Net asset value, end of period/year	$10.17	$11.29	$10.73	$8.15	$10.93	$9.82
Total return (C)	1.18	%(D)	9.57%	33.31%	(3.79)%	11.30%	30.41%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$99,375	$104,933	$105,245	$91,110	$103,177	$59,685
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.34	%(E)	1.37%	1.46%	1.54%	1.64%	1.98%
Including waiver and/or reimbursement and recapture	1.34	%(E)	1.37%	1.46%	1.67%	1.75%	1.75%
Net investment income (loss) to average net assets	(0.97	)%(E)	(0.39)%	(0.27)%	0.10%	(0.83)%	(0.56)%
Portfolio turnover rate	14	%(D)	53%	45%	38%	125%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Growth Opportunities
Class B
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$9.78	$9.43	$7.21	$10.01	$9.05	$6.99
Investment operations:
Net investment income (loss) (A)	(0.08)	(0.12)	(0.09)	(0.04)	(0.15)	(0.10)
Net realized and unrealized gain (loss)	0.12	0.92	2.39	(0.52)	1.11	2.16
Total investment operations	0.04	0.80	2.30	(0.56)	0.96	2.06
Distributions:
Net investment income	—	—	—	—	(B)	—	—
Net realized gains	(1.22)	(0.45)	(0.08)	(2.24)	—	—
Total distributions	(1.22)	(0.45)	(0.08)	(2.24)	—	—
Net asset value, end of period/year	$8.60	$9.78	$9.43	$7.21	$10.01	$9.05
Total return (C)	0.69	%(D)	8.63%	32.23%	(4.47)%	10.61%	29.47%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,134	$4,079	$5,507	$5,582	$9,636	$12,406
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.29	%(E)	2.23%	2.27%	2.31%	2.29%	2.41%
Including waiver and/or reimbursement and recapture	2.29	%(E)	2.23%	2.27%	2.32%	2.40%	2.40%
Net investment income (loss) to average net assets	(1.92	)%(E)	(1.27)%	(1.06)%	(0.56)%	(1.40)%	(1.21)%
Portfolio turnover rate	14	%(D)	53%	45%	38%	125%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Growth Opportunities
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$9.85		$9.48	$7.25	$10.05	$9.08	$7.01
Investment operations:
Net investment income (loss) (A)	(0.08)		(0.11)	(0.09)	(0.04)	(0.15)	(0.10)
Net realized and unrealized gain (loss)	0.13		0.93	2.40	(0.52)	1.12	2.17
Total investment operations	0.05		0.82	2.31	(0.56)	0.97	2.07
Distributions:
Net realized gains	(1.22)		(0.45)	(0.08)	(2.24)	—	—
Net asset value, end of period/year	$8.68		$9.85	$9.48	$7.25	$10.05	$9.08
Total return (B)	0.80	%(C)	8.80%	32.19%	(4.46)%	10.68%	29.53%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,549		$13,296	$13,099	$10,943	$14,288	$12,781
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.14	%(D)	2.14%	2.25%	2.28%	2.28%	2.41%
Including waiver and/or reimbursement and recapture	2.14	%(D)	2.14%	2.25%	2.28%	2.40%	2.40%
Net investment income (loss) to average net assets	(1.77	)%(D)	(1.16)%	(1.06)%	(0.51)%	(1.43)%	(1.21)%
Portfolio turnover rate	14	%(C)	53%	45%	38%	125%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Growth Opportunities
Class I
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$11.98	$11.32	$8.61	$11.37	$10.19	$8.04
Investment operations:
Net investment income (loss) (B)	(0.03)	—	(C)	0.02	0.08	(0.02)	(0.02)
Net realized and unrealized gain (loss)	0.16	1.11	2.85	(0.58)	1.24	2.17
Total investment operations	0.13	1.11	2.87	(0.50)	1.22	2.15
Distributions:
Net investment income	—	—	(0.08)	(0.02)	(0.04)	—
Net realized gains	(1.22)	(0.45)	(0.08)	(2.24)	—	—
Total distributions	(1.22)	(0.45)	(0.16)	(2.26)	(0.04)	—
Net asset value, end of period/year	$10.89	$11.98	$11.32	$8.61	$11.37	$10.19
Total return (D)	1.37	%(E)	9.97%	33.87%	(3.16)%	12.01%	26.74	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$60,365	$65,747	$68,609	$80,359	$9,954	$815
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98	%(F)	0.99%	1.01%	0.99%	1.08%	1.48	%(F)
Including waiver and/or reimbursement and recapture	0.98	%(F)	0.99%	1.01%	0.99%	1.08%	1.40	%(F)
Net investment income (loss) to average net assets	(0.61	)%(F)	(0.02)%	0.22%	0.90%	(0.20)%	(0.23	)%(F)
Portfolio turnover rate	14	%(E)	53%	45%	38%	125%	63	%(E)

(A)	Commenced operations on November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Growth Opportunities
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$12.10		$11.41	$8.68	$11.43	$10.23	$7.78
Investment operations:
Net investment income (loss) (B)	(0.02)		0.02	0.03	0.09	0.01	0.03
Net realized and unrealized gain (loss)	0.16		1.12	2.87	(0.58)	1.25	2.42
Total investment operations	0.14		1.14	2.90	(0.49)	1.26	2.45
Distributions:
Net investment income	(0.01)		—	(0.09)	(0.02)	(0.06)	—
Net realized gains	(1.22)		(0.45)	(0.08)	(2.24)	—	—
Total distributions	(1.23)		(0.45)	(0.17)	(2.26)	(0.06)	—
Net asset value, end of period/year	$11.01		$12.10	$11.41	$8.68	$11.43	$10.23
Total return (C)	1.47	%(D)	10.16%	34.04%	(2.97)%	12.28%	31.49%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$548,199		$593,507	$529,348	$397,945	$113,057	$106,970
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82	%(E)	0.83%	0.84%	0.85%	0.89%	0.88%
Including waiver and/or reimbursement and recapture	0.82	%(E)	0.83%	0.84%	0.85%	0.89%	0.88%
Net investment income (loss) to average net assets	(0.44	)%(E)	0.14%	0.32%	0.99%	0.09%	0.32%
Portfolio turnover rate	14	%(D)	53%	45%	38%	125%	63%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$9.68		$9.75	$9.59	$8.95	$9.16	$8.45
Investment operations:
Net investment income (loss) (A)	0.24		0.50	0.54	0.59	0.61	0.66
Net realized and unrealized gain (loss)	(0.08)		0.05	0.17	0.67	(0.21)	0.73
Total investment operations	0.16		0.55	0.71	1.26	0.40	1.39
Distributions:
Net investment income	(0.24)		(0.49)	(0.55)	(0.62)	(0.61)	(0.68)
Net realized gains	(0.12)		(0.13)	—	—	—	—
Total distributions	(0.36)		(0.62)	(0.55)	(0.62)	(0.61)	(0.68)
Net asset value, end of period/year	$9.48		$9.68	$9.75	$9.59	$8.95	$9.16
Total return (B)	1.74	%(C)	5.85%	7.58%	14.57%	4.41%	17.21%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$171,136		$135,250	$404,077	$256,099	$228,920	$193,332
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99	%(D)	0.97%	1.04%	1.06%	1.17%	1.15%
Including waiver and/or reimbursement and recapture	0.99	%(D)	0.97%	1.04%	1.06%	1.17%	1.15%
Net investment income (loss) to average net assets	5.05	%(D)	5.10%	5.49%	6.44%	6.65%	7.52%
Portfolio turnover rate	35	%(C)	48%	64%	78%	93%	91%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class B
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$9.69		$9.76	$9.60	$8.95	$9.15	$8.44
Investment operations:
Net investment income (loss) (A)	0.20		0.42	0.46	0.52	0.55	0.61
Net realized and unrealized gain (loss)	(0.09)		0.05	0.17	0.67	(0.21)	0.72
Total investment operations	0.11		0.47	0.63	1.19	0.34	1.33
Distributions:
Net investment income	(0.20)		(0.41)	(0.47)	(0.54)	(0.54)	(0.62)
Net realized gains	(0.12)		(0.13)	—	—	—	—
Total distributions	(0.32)		(0.54)	(0.47)	(0.54)	(0.54)	(0.62)
Net asset value, end of period/year	$9.48		$9.69	$9.76	$9.60	$8.95	$9.15
Total return (B)	1.22	%(C)	4.99%	6.69%	13.77%	3.81%	16.38%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,618		$6,435	$8,234	$9,236	$9,431	$13,887
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80	%(D)	1.80%	1.83%	1.83%	1.84%	1.83%
Including waiver and/or reimbursement and recapture	1.80	%(D)	1.80%	1.83%	1.84%	1.83%	1.83%
Net investment income (loss) to average net assets	4.20	%(D)	4.28%	4.72%	5.69%	5.99%	6.93%
Portfolio turnover rate	35	%(C)	48%	64%	78%	93%	91%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$9.64		$9.72	$9.56	$8.92	$9.13	$8.42
Investment operations:
Net investment income (loss) (A)	0.20		0.42	0.47	0.53	0.55	0.61
Net realized and unrealized gain (loss)	(0.08)		0.05	0.17	0.66	(0.21)	0.73
Total investment operations	0.12		0.47	0.64	1.19	0.34	1.34
Distributions:
Net investment income	(0.21)		(0.42)	(0.48)	(0.55)	(0.55)	(0.63)
Net realized gains	(0.12)		(0.13)	—	—	—	—
Total distributions	(0.33)		(0.55)	(0.48)	(0.55)	(0.55)	(0.63)
Net asset value, end of period/year	$9.43		$9.64	$9.72	$9.56	$8.92	$9.13
Total return (B)	1.27	%(C)	4.98%	6.80%	13.81%	3.84%	16.54%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$66,349		$69,198	$75,630	$76,995	$48,789	$41,810
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.73	%(D)	1.74%	1.77%	1.77%	1.76%	1.77%
Including waiver and/or reimbursement and recapture	1.73	%(D)	1.74%	1.77%	1.77%	1.76%	1.77%
Net investment income (loss) to average net assets	4.28	%(D)	4.33%	4.78%	5.73%	6.07%	6.96%
Portfolio turnover rate	35	%(C)	48%	64%	78%	93%	91%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica High Yield Bond
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$9.74		$9.82	$9.66	$9.00	$9.20	$8.55
Investment operations:
Net investment income (loss) (B)	0.25		0.52	0.57	0.62	0.65	0.63
Net realized and unrealized gain (loss)	(0.08)		0.05	0.17	0.68	(0.21)	0.68
Total investment operations	0.17		0.57	0.74	1.30	0.44	1.31
Distributions:
Net investment income	(0.25)		(0.52)	(0.58)	(0.64)	(0.64)	(0.66)
Net realized gains	(0.12)		(0.13)	—	—	—	—
Total distributions	(0.37)		(0.65)	(0.58)	(0.64)	(0.64)	(0.66)
Net asset value, end of period/year	$9.54		$9.74	$9.82	$9.66	$9.00	$9.20
Total return (C)	1.84	%(D)	5.95%	7.80%	15.05%	4.95%	15.92	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$148,472		$305,992	$82,840	$103,181	$82,736	$27,057
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73	%(E)	0.75%	0.79%	0.78%	0.78%	0.83	%(E)
Including waiver and/or reimbursement and recapture	0.73	%(E)	0.75%	0.79%	0.78%	0.77%	0.83	%(E)
Net investment income (loss) to average net assets	5.25	%(E)	5.32%	5.78%	6.64%	7.09%	7.71	%(E)
Portfolio turnover rate	35	%(D)	48%	64%	78%	93%	91	%(D)

(A)	Commenced operations on November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica High Yield Bond
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$9.77		$9.84	$9.67	$9.02	$9.22	$8.50
Investment operations:
Net investment income (loss) (B)	0.25		0.53	0.57	0.64	0.66	0.71
Net realized and unrealized gain (loss)	(0.08)		0.06	0.19	0.66	(0.21)	0.73
Total investment operations	0.17		0.59	0.76	1.30	0.45	1.44
Distributions:
Net investment income	(0.26)		(0.53)	(0.59)	(0.65)	(0.65)	(0.72)
Net realized gains	(0.12)		(0.13)	—	—	—	—
Total distributions	(0.38)		(0.66)	(0.59)	(0.65)	(0.65)	(0.72)
Net asset value, end of period/year	$9.56		$9.77	$9.84	$9.67	$9.02	$9.22
Total return (C)	1.80	%(D)	6.16%	8.03%	15.01%	5.06%	17.74%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$814,045		$806,431	$566,100	$250,912	$388,633	$408,505
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63	%(E)	0.65%	0.67%	0.67%	0.66%	0.66%
Including waiver and/or reimbursement and recapture	0.63	%(E)	0.65%	0.67%	0.67%	0.66%	0.66%
Net investment income (loss) to average net assets	5.38	%(E)	5.43%	5.83%	6.88%	7.16%	8.11%
Portfolio turnover rate	35	%(D)	48%	64%	78%	93%	91%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and year indicated:	Transamerica High Yield Muni
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.46		$10.21	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.17		0.34	0.09
Net realized and unrealized gain (loss)	0.23		1.31	0.21
Total investment operations	0.40		1.65	0.30
Distributions:
Net investment income	(0.16)		(0.38)	(0.09)
Net realized gains	(0.36)		(0.02)	—
Total distributions	(0.52)		(0.40)	(0.09)
Net asset value, end of period/year	$11.34		$11.46	$10.21
Total return (D)	3.56	%(E)	16.49%	2.96	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,125		$4,492	$262
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.38	%(G)	2.27%	43.10	%(G)
Including waiver and/or reimbursement and recapture	0.91	%(G)	0.91%	0.91	%(G)
Net investment income (loss) to average net assets (C)	2.94	%(G)	3.11%	3.50	%(G)
Portfolio turnover rate (H)	56	%(E)	266%	52	%(E)

(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and year indicated:	Transamerica High Yield Muni
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.47		$10.21	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.13		0.34	0.07
Net realized and unrealized gain (loss)	0.24		1.26	0.21
Total investment operations	0.37		1.60	0.28
Distributions:
Net investment income	(0.13)		(0.32)	(0.07)
Net realized gains	(0.36)		(0.02)	—
Total distributions	(0.49)		(0.34)	(0.07)
Net asset value, end of period/year	$11.35		$11.47	$10.21
Total return (D)	3.27	%(E)	15.94%	2.83	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,767		$1,398	$496
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	2.13	%(G)	2.98%	43.79	%(G)
Including waiver and/or reimbursement and recapture	1.51	%(G)	1.51%	1.51	%(G)
Net investment income (loss) to average net assets (C)	2.36	%(G)	3.08%	2.88	%(G)
Portfolio turnover rate (H)	56	%(E)	266%	52	%(E)

(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the periods and year indicated:	Transamerica High Yield Muni
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.47		$10.21	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.17		0.43	0.09
Net realized and unrealized gain (loss)	0.25		1.25	0.21
Total investment operations	0.42		1.68	0.30
Distributions:
Net investment income	(0.17)		(0.40)	(0.09)
Net realized gains	(0.36)		(0.02)	—
Total distributions	(0.53)		(0.42)	(0.09)
Net asset value, end of period/year	$11.36		$11.47	$10.21
Total return (D)	3.62	%(E)	16.76%	3.00	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,889		$5,042	$258
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.17	%(G)	2.04%	42.89	%(G)
Including waiver and/or reimbursement and recapture	0.76	%(G)	0.76%	0.76	%(G)
Net investment income (loss) to average net assets (C)	3.06	%(G)	3.91%	3.64	%(G)
Portfolio turnover rate (H)	56	%(E)	266%	52	%(E)

(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Income & Growth
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$10.85		$11.04	$10.00
Investment operations:
Net investment income (loss) (B)	0.21		0.65	0.40
Net realized and unrealized gain (loss)	(0.09)		(0.30)	1.03
Total investment operations	0.12		0.35	1.43
Distributions:
Net investment income	(0.19)		(0.43)	(0.30)
Return of capital	—		(0.11)	(0.09)
Total distributions	(0.19)		(0.54)	(0.39)
Net asset value, end of period/year	$10.78		$10.85	$11.04
Total return (C)	1.11	%(D)	3.29%	14.55%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$72,731		$70,223	$43,345
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10	%(E)	1.10%	1.19%
Including waiver and/or reimbursement and recapture	1.10	%(E)	1.10%	1.19%
Net investment income (loss) to average net assets	3.97	%(E)	5.29%	3.73%
Portfolio turnover rate	17	%(D)	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Income & Growth
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$10.80		$11.00	$10.00
Investment operations:
Net investment income (loss) (B)	0.17		0.56	0.32
Net realized and unrealized gain (loss)	(0.09)		(0.29)	1.02
Total investment operations	0.08		0.27	1.34
Distributions:
Net investment income	(0.15)		(0.38)	(0.26)
Return of capital	—		(0.09)	(0.08)
Total distributions	(0.15)		(0.47)	(0.34)
Net asset value, end of period/year	$10.73		$10.80	$11.00
Total return (C)	0.77	%(D)	2.55%	13.67%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$111,798		$93,062	$40,924
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.83	%(E)	1.84%	1.88%
Including waiver and/or reimbursement and recapture	1.83	%(E)	1.84%	1.88%
Net investment income (loss) to average net assets	3.25	%(E)	5.16%	3.05%
Portfolio turnover rate	17	%(D)	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Income & Growth
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$10.87		$11.06	$10.00
Investment operations:
Net investment income (loss) (B)	0.23		0.65	0.48
Net realized and unrealized gain (loss)	(0.10)		(0.27)	0.98
Total investment operations	0.13		0.38	1.46
Distributions:
Net investment income	(0.20)		(0.46)	(0.31)
Return of capital	—		(0.11)	(0.09)
Total distributions	(0.20)		(0.57)	(0.40)
Net asset value, end of period/year	$10.80		$10.87	$11.06
Total return (C)	1.24	%(D)	3.54%	14.86%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$80,584		$72,556	$27,139
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85	%(E)	0.85%	0.90%
Including waiver and/or reimbursement and recapture	0.85	%(E)	0.85%	0.90%
Net investment income (loss) to average net assets	4.22	%(E)	5.94%	4.55%
Portfolio turnover rate	17	%(D)	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Income & Growth
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$10.87		$11.06	$10.00
Investment operations:
Net investment income (loss) (B)	0.23		0.65	0.51
Net realized and unrealized gain (loss)	(0.09)		(0.26)	0.95
Total investment operations	0.14		0.39	1.46
Distributions:
Net investment income	(0.21)		(0.47)	(0.31)
Return of capital	—		(0.11)	(0.09)
Total distributions	(0.21)		(0.58)	(0.40)
Net asset value, end of period/year	$10.80		$10.87	$11.06
Total return (C)	1.28	%(D)	3.63%	14.95%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$479,632		$657,773	$359,440
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74	%(E)	0.75%	0.79%
Including waiver and/or reimbursement and recapture	0.74	%(E)	0.75%	0.79%
Net investment income (loss) to average net assets	4.30	%(E)	5.95%	4.81%
Portfolio turnover rate	17	%(D)	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods indicated:	Transamerica Inflation Opportunities
	Class A
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$9.95		$10.00
Investment operations:
Net investment income (loss) (B)	(0.10)		0.16
Net realized and unrealized gain (loss)	0.06		(0.06)
Total investment operations	(0.04)		0.10
Distributions:
Net investment income	(0.02)		(0.15)
Net realized gains	(0.01)		—
Total distributions	(0.03)		(0.15)
Net asset value, end of period	$9.88		$9.95
Total return (C)	(0.35	)%(D)	1.01	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$416		$299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02	%(E)	1.01	%(E)
Including waiver and/or reimbursement and recapture	1.00	%(E)	1.00	%(E)
Net investment income (loss) to average net assets	(2.06	)%(E)	2.30	%(E)
Portfolio turnover rate	17	%(D)	57	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods indicated:	Transamerica Inflation Opportunities
	Class C
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$9.94		$10.00
Investment operations:
Net investment income (loss) (B)	(0.13)		0.09
Net realized and unrealized gain (loss)	0.06		(0.04)
Total investment operations	(0.07)		0.05
Distributions:
Net investment income	(0.01)		(0.11)
Net realized gains	(0.01)		—
Total distributions	(0.02)		(0.11)
Net asset value, end of period	$9.85		$9.94
Total return (C)	(0.69	)%(D)	0.52	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$353		$380
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.83	%(E)	1.77	%(E)
Including waiver and/or reimbursement and recapture	1.75	%(E)	1.75	%(E)
Net investment income (loss) to average net assets	(2.76	)%(E)	1.39	%(E)
Portfolio turnover rate	17	%(D)	57	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods indicated:	Transamerica Inflation Opportunities
	Class I
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$9.95		$10.00
Investment operations:
Net investment income (loss) (B)	(0.09)		0.18
Net realized and unrealized gain (loss)	0.07		(0.06)
Total investment operations	(0.02)		0.12
Distributions:
Net investment income	(0.03)		(0.17)
Net realized gains	(0.01)		—
Total distributions	(0.04)		(0.17)
Net asset value, end of period	$9.89		$9.95
Total return (C)	(0.19	)%(D)	1.16	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$266		$277
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80	%(E)	0.84	%(E)
Including waiver and/or reimbursement and recapture	0.75	%(E)	0.75	%(E)
Net investment income (loss) to average net assets	(1.83	)%(E)	2.67	%(E)
Portfolio turnover rate	17	%(D)	57	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods indicated:	Transamerica Inflation Opportunities
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$9.96		$10.00
Investment operations:
Net investment income (loss) (B)	(0.08)		0.14
Net realized and unrealized gain (loss)	0.05		(0.01)
Total investment operations	(0.03)		0.13
Distributions:
Net investment income	(0.03)		(0.17)
Net realized gains	(0.01)		—
Total distributions	(0.04)		(0.17)
Net asset value, end of period	$9.89		$9.96
Total return (C)	(0.26	)%(D)	1.26	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$244,250		$245,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68	%(E)	0.72	%(E)
Including waiver and/or reimbursement and recapture	0.68	%(E)	0.72	%(E)
Net investment income (loss) to average net assets	(1.58	)%(E)	2.11	%(E)
Portfolio turnover rate	17	%(D)	57	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica International Equity
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$17.61		$18.44	$14.57	$13.47	$15.03
Investment operations:
Net investment income (loss) (B)	0.17		0.48	0.30	0.24	0.15
Net realized and unrealized gain (loss)	1.17		(0.58)	3.81	1.19	(1.71)
Total investment operations	1.34		(0.10)	4.11	1.43	(1.56)
Distributions:
Net investment income	(0.29)		(0.34)	(0.24)	(0.33)	—
Net realized gains	(0.28)		(0.39)	—	—	—
Total distributions	(0.57)		(0.73)	(0.24)	(0.33)	—
Net asset value, end of period/year	$18.38		$17.61	$18.44	$14.57	$13.47
Total return (C)	7.86	%(D)	(0.51)%	28.61%	11.10%	(10.38	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$201,190		$61,566	$21,102	$2,999	$490
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.37	%(E)	1.29%	1.42%	1.51%	1.52	%(E)
Including waiver and/or reimbursement and recapture	1.26	%(E)	1.29%	1.42%	1.46%	1.50	%(E)
Net investment income (loss) to average net assets	1.97	%(E)	2.62%	1.82%	1.76%	1.56	%(E)
Portfolio turnover rate	14	%(D)	19%	34%	33%	16	%(D)

(A)	Commenced operations on March 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica International Equity
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$17.34		$18.21	$14.45	$13.40	$15.03
Investment operations:
Net investment income (loss) (B)	0.10		0.33	0.22	0.11	0.16
Net realized and unrealized gain (loss)	1.15		(0.54)	3.76	1.24	(1.79)
Total investment operations	1.25		(0.21)	3.98	1.35	(1.63)
Distributions:
Net investment income	(0.15)		(0.27)	(0.22)	(0.30)	—
Net realized gains	(0.28)		(0.39)	—	—	—
Total distributions	(0.43)		(0.66)	(0.22)	(0.30)	—
Net asset value, end of period/year	$18.16		$17.34	$18.21	$14.45	$13.40
Total return (C)	7.42	%(D)	(1.19)%	27.87%	10.49%	(10.84	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$46,600		$36,867	$17,537	$4,886	$113
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.96	%(E)	1.98%	2.06%	2.04%	2.14	%(E)
Including waiver and/or reimbursement and recapture	1.96	%(E)	1.98%	2.06%	2.04%	2.14	%(E)
Net investment income (loss) to average net assets	1.14	%(E)	1.82%	1.35%	0.82%	1.64	%(E)
Portfolio turnover rate	14	%(D)	19%	34%	33%	16	%(D)

(A)	Commenced operations on March 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class I (A)
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$17.80		$18.60	$14.65	$13.50	$13.97	$12.55
Investment operations:
Net investment income (loss) (B)	0.19		0.48	0.40	0.33	0.40	0.22
Net realized and unrealized gain (loss)	1.18		(0.52)	3.81	1.17	(0.68)	1.36
Total investment operations	1.37		(0.04)	4.21	1.50	(0.28)	1.58
Distributions:
Net investment income	(0.31)		(0.37)	(0.26)	(0.35)	(0.19)	(0.16)
Net realized gains	(0.28)		(0.39)	—	—	—	—
Total distributions	(0.59)		(0.76)	(0.26)	(0.35)	(0.19)	(0.16)
Net asset value, end of period/year	$18.58		$17.80	$18.60	$14.65	$13.50	$13.97
Total return (C)	7.99	%(D)	(0.20)%	29.14%	11.58%	(2.05)%	12.73%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$824,039		$567,267	$168,782	$90,012	$78,738	$75,271
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94	%(E)	0.95%	1.02%	1.05%	1.16%	1.43%
Including waiver and/or reimbursement and recapture	0.94	%(E)	0.95%	1.02%	1.05%	1.16%	1.43%
Net investment income (loss) to average net assets	2.20	%(E)	2.63%	2.40%	2.39%	2.79%	1.76%
Portfolio turnover rate	14	%(D)	19%	34%	33%	16%	43%

(A)	Prior to March 1, 2011, information provided in previous periods reflects TS&W International Equity Portfolio, which is the accounting survivor pursuant to a Plan of Reorganization. Prior to November 1, 2010, the financial highlights were audited by another independent registered public accounting firm.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica International Equity
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$17.81		$18.60	$14.65	$13.51	$15.03
Investment operations:
Net investment income (loss) (B)	0.19		0.52	0.43	0.36	0.29
Net realized and unrealized gain (loss)	1.19		(0.54)	3.79	1.14	(1.81)
Total investment operations	1.38		(0.02)	4.22	1.50	(1.52)
Distributions:
Net investment income	(0.32)		(0.38)	(0.27)	(0.36)	—
Net realized gains	(0.28)		(0.39)	—	—	—
Total distributions	(0.60)		(0.77)	(0.27)	(0.36)	—
Net asset value, end of period/year	$18.59		$17.81	$18.60	$14.65	$13.51
Total return (C)	8.04	%(D)	(0.07)%	29.26%	11.64%	(10.11	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$576,828		$595,742	$279,652	$166,085	$46,313
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84	%(E)	0.85%	0.91%	0.95%	1.02	%(E)
Including waiver and/or reimbursement and recapture	0.84	%(E)	0.85%	0.91%	0.95%	1.02	%(E)
Net investment income (loss) to average net assets	2.19	%(E)	2.83%	2.63%	2.62%	3.07	%(E)
Portfolio turnover rate	14	%(D)	19%	34%	33%	16	%(D)

(A)	Commenced operations on March 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and year indicated:	Transamerica International Small Cap Value
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.81		$12.24	$10.00
Investment operations:
Net investment income (loss) (B)	0.10		0.25	0.20
Net realized and unrealized gain (loss)	1.10		(0.44)	2.04
Total investment operations	1.20		(0.19)	2.24
Distributions:
Net investment income	(0.18)		(0.15)	—
Net realized gains	(0.09)		(0.09)	—
Total distributions	(0.27)		(0.24)	—
Net asset value, end of period/year	$12.74		$11.81	$12.24
Total return (C)	10.47	%(D)	(1.67)%	22.40	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$326,733		$214,170	$4,186
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14	%(E)	1.15%	1.23	%(E)
Including waiver and/or reimbursement and recapture	1.14	%(E)	1.15%	1.22	%(E)
Net investment income (loss) to average net assets	1.78	%(E)	2.03%	2.16	%(E)
Portfolio turnover rate	15	%(D)	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and year indicated:	Transamerica International Small Cap Value
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.82		$12.25	$10.00
Investment operations:
Net investment income (loss) (B)	0.11		0.24	0.24
Net realized and unrealized gain (loss)	1.09		(0.43)	2.01
Total investment operations	1.20		(0.19)	2.25
Distributions:
Net investment income	(0.18)		(0.15)	—
Net realized gains	(0.09)		(0.09)	—
Total distributions	(0.27)		(0.24)	—
Net asset value, end of period/year	$12.75		$11.82	$12.25
Total return (C)	10.51	%(D)	(1.66)%	22.50	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$540,118		$533,058	$207,569
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04	%(E)	1.05%	1.12	%(E)
Including waiver and/or reimbursement and recapture	1.04	%(E)	1.05%	1.12	%(E)
Net investment income (loss) to average net assets	1.80	%(E)	1.91%	2.63	%(E)
Portfolio turnover rate	15	%(D)	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Large Cap Value
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$13.30		$14.24	$11.77	$10.30	$10.00
Investment operations:
Net investment income (loss) (B)	0.08		0.15	0.17	0.16	0.11
Net realized and unrealized gain (loss)	0.70		1.40	3.13	1.51	0.28
Total investment operations	0.78		1.55	3.30	1.67	0.39
Distributions:
Net investment income	(0.07)		(0.17)	(0.19)	(0.20)	(0.09)
Net realized gains	(1.14)		(2.32)	(0.64)	—	—
Total distributions	(1.21)		(2.49)	(0.83)	(0.20)	(0.09)
Net asset value, end of period/year	$12.87		$13.30	$14.24	$11.77	$10.30
Total return (C)	6.05	%(D)	12.09%	29.74%	16.40%	3.94	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$23,627		$31,677	$8,605	$1,949	$1,021
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05	%(E)	1.07%	1.13%	1.26%	1.32	%(E)
Including waiver and/or reimbursement and recapture	1.05	%(E)	1.07%	1.13%	1.26%	1.32	%(E)
Net investment income (loss) to average net assets	1.20	%(E)	1.13%	1.32%	1.45%	1.09	%(E)
Portfolio turnover rate	67	%(D)	87%	121%	117%	35	%(D)

(A)	Commenced operations on November 15, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Large Cap Value
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$13.26		$14.20	$11.76	$10.29	$10.00
Investment operations:
Net investment income (loss) (B)	0.02		0.06	0.09	0.10	0.06
Net realized and unrealized gain (loss)	0.71		1.39	3.12	1.50	0.28
Total investment operations	0.73		1.45	3.21	1.60	0.34
Distributions:
Net investment income	(0.02)		(0.07)	(0.13)	(0.13)	(0.05)
Net realized gains	(1.14)		(2.32)	(0.64)	—	—
Total distributions	(1.16)		(2.39)	(0.77)	(0.13)	(0.05)
Net asset value, end of period/year	$12.83		$13.26	$14.20	$11.76	$10.29
Total return (C)	5.69	%(D)	11.30%	28.86%	15.64%	3.38	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,631		$9,402	$7,783	$1,716	$1,752
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80	%(E)	1.79%	1.79%	1.87%	1.91	%(E)
Including waiver and/or reimbursement and recapture	1.80	%(E)	1.79%	1.79%	1.87%	1.91	%(E)
Net investment income (loss) to average net assets	0.36	%(E)	0.49%	0.68%	0.90%	0.49	%(E)
Portfolio turnover rate	67	%(D)	87%	121%	117%	35	%(D)

(A)	Commenced operations on November 15, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Large Cap Value
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$13.35		$14.28	$11.81	$10.31	$10.00
Investment operations:
Net investment income (loss) (B)	0.09		0.20	0.22	0.22	0.13
Net realized and unrealized gain (loss)	0.72		1.39	3.13	1.51	0.30
Total investment operations	0.81		1.59	3.35	1.73	0.43
Distributions:
Net investment income	(0.09)		(0.20)	(0.24)	(0.23)	(0.12)
Net realized gains	(1.14)		(2.32)	(0.64)	—	—
Total distributions	(1.23)		(2.52)	(0.88)	(0.23)	(0.12)
Net asset value, end of period/year	$12.93		$13.35	$14.28	$11.81	$10.31
Total return (C)	6.25	%(D)	12.40%	30.11%	17.00%	4.31	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,225		$13,348	$16,805	$3,550	$7,855
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78	%(E)	0.79%	0.79%	0.83%	0.95	%(E)
Including waiver and/or reimbursement and recapture	0.78	%(E)	0.79%	0.79%	0.83%	0.95	%(E)
Net investment income (loss) to average net assets	1.42	%(E)	1.55%	1.64%	2.01%	1.38	%(E)
Portfolio turnover rate	67	%(D)	87%	121%	117%	35	%(D)

(A)	Commenced operations on November 15, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Large Cap Value
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value, beginning of period/year	$13.34		$14.27	$11.80	$10.32	$10.00
Investment operations:
Net investment income (loss) (B)	0.10		0.21	0.24	0.23	0.16
Net realized and unrealized gain (loss)	0.71		1.39	3.12	1.49	0.30
Total investment operations	0.81		1.60	3.36	1.72	0.46
Distributions:
Net investment income	(0.09)		(0.21)	(0.25)	(0.24)	(0.14)
Net realized gains	(1.14)		(2.32)	(0.64)	—	—
Total distributions	(1.23)		(2.53)	(0.89)	(0.24)	(0.14)
Net asset value, end of period/year	$12.92		$13.34	$14.27	$11.80	$10.32
Total return (C)	6.31	%(D)	12.53%	30.25%	16.90%	4.60	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,820,777		$1,739,472	$1,505,170	$1,320,011	$1,328,468
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68	%(E)	0.69%	0.69%	0.73%	0.76	%(E)
Including waiver and/or reimbursement and recapture	0.68	%(E)	0.69%	0.69%	0.73%	0.76	%(E)
Net investment income (loss) to average net assets	1.49	%(E)	1.59%	1.89%	2.04%	1.61	%(E)
Portfolio turnover rate	67	%(D)	87%	121%	117%	35	%(D)

(A)	Commenced operations on November 15, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Class A
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$10.96		$10.00
Investment operations:
Net investment income (loss) (B)	0.03		(0.06)
Net realized and unrealized gain (loss)	1.21		1.02
Total investment operations	1.24		0.96
Distributions:
Net investment income	(0.04)		—
Net realized gains	(0.01)		—
Total distributions	(0.05)		—
Net asset value, end of period/year	$12.15		$10.96
Total return (C)	11.48	%(D)	9.60%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$734		$492
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.24	%(E)	1.33%
Including waiver and/or reimbursement and recapture	1.26	%(E)	1.31%
Net investment income (loss) to average net assets	0.60	%(E)	(0.55)%
Portfolio turnover rate	37	%(D)	67%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Class C
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$10.88		$10.00
Investment operations:
Net investment income (loss) (B)	(0.01)		(0.14)
Net realized and unrealized gain (loss)	1.21		1.02
Total investment operations	1.20		0.88
Distributions:
Net realized gains	(0.01)		—
Net asset value, end of period/year	$12.07		$10.88
Total return (C)	11.04	%(D)	8.80%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$677		$330
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.90	%(E)	2.05%
Including waiver and/or reimbursement and recapture	1.90	%(E)	2.05%
Net investment income (loss) to average net assets	(0.19	)%(E)	(1.28)%
Portfolio turnover rate	37	%(D)	67%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Class I
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$10.98		$10.00
Investment operations:
Net investment income (loss) (B)	0.05		(0.03)
Net realized and unrealized gain (loss)	1.22		1.01
Total investment operations	1.27		0.98
Distributions:
Net investment income	(0.06)		—	(C)
Net realized gains	(0.01)		—
Total distributions	(0.07)		—	(C)
Net asset value, end of period/year	$12.18		$10.98
Total return (D)	11.64	%(E)	9.81%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$461		$339
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94	%(F)	1.10%
Including waiver and/or reimbursement and recapture	1.02	%(F)	1.05%
Net investment income (loss) to average net assets	0.83	%(F)	(0.29)%
Portfolio turnover rate	37	%(E)	67%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Mid Cap Growth
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$10.99		$10.00
Investment operations:
Net investment income (loss) (B)	0.05		(0.02)
Net realized and unrealized gain (loss)	1.22		1.01
Total investment operations	1.27		0.99
Distributions:
Net investment income	(0.07)		—	(C)
Net realized gains	(0.01)		—
Total distributions	(0.08)		—	(C)
Net asset value, end of period/year	$12.18		$10.99
Total return (D)	11.64	%(E)	9.91%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$263,544		$55,086
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82	%(F)	0.99%
Including waiver and/or reimbursement and recapture	0.82	%(F)	0.99%
Net investment income (loss) to average net assets	0.84	%(F)	(0.22)%
Portfolio turnover rate	37	%(E)	67%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$10.68		$10.00
Investment operations:
Net investment income (loss) (B)	0.06		0.07
Net realized and unrealized gain (loss)	0.66		0.69
Total investment operations	0.72		0.76
Distributions:
Net investment income	(0.04)		(0.08)
Net realized gains	(0.07)		—
Total distributions	(0.11)		(0.08)
Net asset value, end of period	$11.29		$10.68
Total return (C)	6.75	%(D)	7.62	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$7,919		$703
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05	%(E)	1.18	%(E)
Including waiver and/or reimbursement and recapture	1.05	%(E)	1.18	%(E)
Net investment income (loss) to average net assets	1.19	%(E)	1.38	%(E)
Portfolio turnover rate	14	%(D)	23	%(D)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods indicated:	Transamerica Mid Cap Value Opportunities
	Class C
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$10.68		$10.00
Investment operations:
Net investment income (loss) (B)	0.02		0.04
Net realized and unrealized gain (loss)	0.64		0.69
Total investment operations	0.66		0.73
Distributions:
Net investment income	(0.01)		(0.05)
Net realized gains	(0.07)		—
Total distributions	(0.08)		(0.05)
Net asset value, end of period	$11.26		$10.68
Total return (C)	6.25	%(D)	7.29	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$728		$278
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.79	%(E)	1.93	%(E)
Including waiver and/or reimbursement and recapture	1.79	%(E)	1.93	%(E)
Net investment income (loss) to average net assets	0.44	%(E)	0.71	%(E)
Portfolio turnover rate	14	%(D)	23	%(D)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods indicated:	Transamerica Mid Cap Value Opportunities
	Class I
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$10.69		$10.00
Investment operations:
Net investment income (loss) (B)	0.08		0.06
Net realized and unrealized gain (loss)	0.65		0.72
Total investment operations	0.73		0.78
Distributions:
Net investment income	(0.04)		(0.09)
Net realized gains	(0.07)		—
Total distributions	(0.11)		(0.09)
Net asset value, end of period	$11.31		$10.69
Total return (C)	6.83	%(D)	7.83	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$12,104		$5,979
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85	%(E)	0.96	%(E)
Including waiver and/or reimbursement and recapture	0.85	%(E)	0.95	%(E)
Net investment income (loss) to average net assets	1.40	%(E)	1.13	%(E)
Portfolio turnover rate	14	%(D)	23	%(D)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods indicated:	Transamerica Mid Cap Value Opportunities
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$10.69		$10.00
Investment operations:
Net investment income (loss) (B)	0.08		0.09
Net realized and unrealized gain (loss)	0.65		0.69
Total investment operations	0.73		0.78
Distributions:
Net investment income	(0.04)		(0.09)
Net realized gains	(0.07)		—
Total distributions	(0.11)		(0.09)
Net asset value, end of period	$11.31		$10.69
Total return (C)	6.85	%(D)	7.86	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$453,702		$166,170
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75	%(E)	0.86	%(E)
Including waiver and/or reimbursement and recapture	0.75	%(E)	0.86	%(E)
Net investment income (loss) to average net assets	1.51	%(E)	1.71	%(E)
Portfolio turnover rate	14	%(D)	23	%(D)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and year indicated:	Transamerica MLP & Energy Income
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.62		$10.28	$10.00
Investment operations:
Net investment income (loss) (B)	0.14		0.26	0.13
Net realized and unrealized gain (loss)	(0.55)		1.40	0.20
Total investment operations	(0.41)		1.66	0.33
Distributions:
Net investment income	(0.12)		(0.27)	(0.05)
Net realized gains	(0.07)		(0.05)	—
Total distributions	(0.19)		(0.32)	(0.05)
Net asset value, end of period/year	$11.02		$11.62	$10.28
Total return (C)	(3.42	)%(D)	16.36%	3.35	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$68,328		$64,300	$16,419
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49	%(E)	1.54%	1.65	%(E)
Including waiver and/or reimbursement and recapture	1.49	%(E)	1.54%	1.65	%(E)
Net investment income (loss) to average net assets	2.59	%(E)	2.24%	2.67	%(E)
Portfolio turnover rate	28	%(D)	46%	28	%(D)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and year indicated:	Transamerica MLP & Energy Income
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.57		$10.25	$10.00
Investment operations:
Net investment income (loss) (B)	0.10		0.17	0.09
Net realized and unrealized gain (loss)	(0.55)		1.41	0.20
Total investment operations	(0.45)		1.58	0.29
Distributions:
Net investment income	(0.08)		(0.21)	(0.04)
Net realized gains	(0.07)		(0.05)	—
Total distributions	(0.15)		(0.26)	(0.04)
Net asset value, end of period/year	$10.97		$11.57	$10.25
Total return (C)	(3.69	)%(D)	15.59%	2.90	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$55,298		$53,064	$5,008
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.23	%(E)	2.26%	2.39	%(E)
Including waiver and/or reimbursement and recapture	2.23	%(E)	2.26%	2.35	%(E)
Net investment income (loss) to average net assets	1.86	%(E)	1.47%	1.71	%(E)
Portfolio turnover rate	28	%(D)	46%	28	%(D)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and year indicated:	Transamerica MLP & Energy Income
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.63		$10.28	$10.00
Investment operations:
Net investment income (loss) (B)	0.15		0.29	0.14
Net realized and unrealized gain (loss)	(0.54)		1.41	0.20
Total investment operations	(0.39)		1.70	0.34
Distributions:
Net investment income	(0.14)		(0.30)	(0.06)
Net realized gains	(0.07)		(0.05)	—
Total distributions	(0.21)		(0.35)	(0.06)
Net asset value, end of period/year	$11.03		$11.63	$10.28
Total return (C)	(3.27	)%(D)	16.69%	3.40	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$100,606		$112,833	$9,582
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.22	%(E)	1.27%	1.42	%(E)
Including waiver and/or reimbursement and recapture	1.22	%(E)	1.27%	1.35	%(E)
Net investment income (loss) to average net assets	2.83	%(E)	2.52%	2.82	%(E)
Portfolio turnover rate	28	%(D)	46%	28	%(D)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and year indicated:	Transamerica MLP & Energy Income
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.63		$10.28	$10.00
Investment operations:
Net investment income (loss) (B)	0.16		0.31	0.12
Net realized and unrealized gain (loss)	(0.54)		1.40	0.22
Total investment operations	(0.38)		1.71	0.34
Distributions:
Net investment income	(0.14)		(0.31)	(0.06)
Net realized gains	(0.07)		(0.05)	—
Total distributions	(0.21)		(0.36)	(0.06)
Net asset value, end of period/year	$11.04		$11.63	$10.28
Total return (C)	(3.13	)%(D)	16.79%	3.42	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$502,746		$463,787	$206,668
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.13	%(E)	1.17%	1.29	%(E)
Including waiver and/or reimbursement and recapture	1.13	%(E)	1.17%	1.29	%(E)
Net investment income (loss) to average net assets	2.96	%(E)	2.73%	2.29	%(E)
Portfolio turnover rate	28	%(D)	46%	28	%(D)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Money Market
	Class A
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net realized and unrealized gain (loss)	—		—		—		—		—		—	(B)
Total investment operations	0.00	(B)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net equalization credits and charges	—		—		—		—		—		—	(B)
Distributions:
Net investment income	(0.00	)(B)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net asset value, end of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (C)	0.01	%(D)	0.01%		0.01%		0.01%		—	%(E)	0.01%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$73,944		$100,310		$90,423		$95,801		$112,490		$119,744
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.13	%(F)	1.09%		1.09%		1.17%		1.26%		1.19%
Including waiver and/or reimbursement and recapture (G)	0.25	%(F)	0.22%		0.24%		0.27%		0.20%		0.22%
Net investment income (loss) to average net assets	—	%(E)(F)	0.01%		—	%(E)	—	%(E)	—	%(E)	—	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Annualized.
(G)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to the Financial Statements for details.

For a share outstanding during the period and years indicated:	Transamerica Money Market
	Class B
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net realized and unrealized gain (loss)	—		—		—		—		—		—	(B)
Total investment operations	0.00	(B)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net equalization credits and charges	—		—		—		—		—		—	(B)
Distributions:
Net investment income	(0.00	)(B)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net asset value, end of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (C)	0.01	%(D)	0.01%		0.01%		0.01%		—	%(E)	0.01%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,967		$3,820		$6,189		$9,289		$15,318		$19,442
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.90	%(F)	1.86%		1.82%		1.84%		1.89%		1.81%
Including waiver and/or reimbursement and recapture (G)	0.25	%(F)	0.22%		0.24%		0.27%		0.20%		0.21%
Net investment income (loss) to average net assets	0.01	%(F)	0.01%		—	%(E)	—	%(E)	—	%(E)	—	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Annualized.
(G)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to the Financial Statements for details.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Money Market
	Class C
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net realized and unrealized gain (loss)	—		—		—		—		—		—	(B)
Total investment operations	0.00	(B)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net equalization credits and charges	—		—		—		—		—		—	(B)
Distributions:
Net investment income	(0.00	)(B)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net asset value, end of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (C)	0.01	%(D)	0.01%		0.01%		—	%(E)	—	%(E)	0.01%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$20,004		$24,180		$30,196		$31,391		$36,078		$33,800
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.71	%(F)	1.67%		1.64%		1.67%		1.73%		1.66%
Including waiver and/or reimbursement and recapture (G)	0.25	%(F)	0.22%		0.24%		0.27%		0.20%		0.22%
Net investment income (loss) to average net assets	—	%(E)(F)	0.01%		—	%(E)	—	%(E)	—	%(E)	—	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Annualized.
(G)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to the Financial Statements for details.

For a share outstanding during the periods and years indicated:	Transamerica Money Market
	Class I
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010 (A)
Net asset value, beginning of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (B)	0.00	(C)	—	(C)	—	(C)	—	(C)	—	(C)	—	(C)
Net realized and unrealized gain (loss)	—		—		—		—		—		—	(C)
Total investment operations	0.00	(C)	—	(C)	—	(C)	—	(C)	—	(C)	—	(C)
Net equalization credits and charges	—		—		—		—		—		—	(C)
Distributions:
Net investment income	(0.00	)(C)	—	(C)	—	(C)	—	(C)	—	(C)	—	(C)
Net asset value, end of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (D)	0.01	%(E)	0.01%		0.04%		0.02%		0.01%		0.01	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$18,200		$19,325		$22,305		$25,460		$55		$55
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79	%(F)	0.77%		0.71%		0.72%		3.60%		3.17	%(F)
Including waiver and/or reimbursement and recapture (G)	0.25	%(F)	0.21%		0.21%		0.26%		0.19%		0.22	%(F)
Net investment income (loss) to average net assets	0.01	%(F)	0.02%		0.04%		0.02%		0.02%		0.01	%(F)

(A)	Commenced operations on November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.
(G)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to the Financial Statements for details.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Money Market
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010 (A)
Net asset value, beginning of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (B)	0.00	(C)	—	(C)	—	(C)	—	(C)	—	(C)	—	(C)
Net realized and unrealized gain (loss)	—		—		—		—		—		—	(C)
Total investment operations	0.00	(C)	—	(C)	—	(C)	—	(C)	—	(C)	—	(C)
Net equalization credits and charges	—		—		—		—		—		—	(C)
Distributions:
Net investment income	(0.00	)(C)	—	(C)	—	(C)	—	(C)	—	(C)	—	(C)
Net asset value, end of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (D)	0.01	%(E)	0.01%		0.04%		0.03%		0.01%		0.01%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$32,939		$31,522		$130,531		$652,465		$17,612		$21,773
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.55	%(F)	0.53%		0.49%		0.50%		0.55%		0.50%
Including waiver and/or reimbursement and recapture (G)	0.24	%(F)	0.21%		0.21%		0.25%		0.19%		0.21%
Net investment income (loss) to average net assets	0.01	%(F)	0.02%		0.03%		0.03%		0.02%		0.01%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.
(G)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to the Financial Statements for details.

For a share outstanding during the period and years indicated:	Transamerica Multi-Managed Balanced
	Class A
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period/year	$25.61		$24.23		$22.15		$23.34		$21.40		$17.85
Investment operations:
Net investment income (loss) (A)	0.13		0.24	(B)	0.23	(B)	0.26	(B)	0.25	(B)	0.52	(B)
Net realized and unrealized gain (loss)	0.58		2.57		2.88		1.94		1.94		3.55
Total investment operations	0.71		2.81		3.11		2.20		2.19		4.07
Distributions:
Net investment income	(0.12)		(0.31)		(0.25)		(0.31)		(0.25)		(0.52)
Net realized gains	(1.15)		(1.12)		(0.78)		(3.08)		—		—
Total distributions	(1.27)		(1.43)		(1.03)		(3.39)		(0.25)		(0.52)
Net asset value, end of period/year	$25.05		$25.61		$24.23		$22.15		$23.34		$21.40
Total return (C)	2.83	%(D)	12.11%		14.61%		11.27%		10.26%		23.08%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$199,025		$174,817		$152,382		$125,266		$107,146		$95,258
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14	%(E)	1.23	%(F)	1.36	%(F)	1.43	%(F)	1.49	%(F)	1.56	%(F)(G)
Including waiver and/or reimbursement and recapture	1.14	%(E)	1.23	%(F)	1.36	%(F)	1.47	%(F)	1.46	%(F)	1.56	%(F)(G)
Net investment income (loss) to average net assets	1.03	%(E)	1.00	%(B)	0.99	%(B)	1.20	%(B)	1.09	%(B)	2.67	%(B)
Portfolio turnover rate	19	%(D)	102	%(H)	126	%(H)	153	%(H)	263	%(H)	99	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Multi-Managed Balanced
	Class B
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period/year	$25.45		$24.09		$22.01		$23.23		$21.34		$17.79
Investment operations:
Net investment income (loss) (A)	0.01		0.02	(B)	0.03	(B)	0.08	(B)	0.06	(B)	0.33	(B)
Net realized and unrealized gain (loss)	0.58		2.55		2.87		1.92		1.92		3.58
Total investment operations	0.59		2.57		2.90		2.00		1.98		3.91
Distributions:
Net investment income	(0.01)		(0.09)		(0.04)		(0.14)		(0.09)		(0.36)
Net realized gains	(1.15)		(1.12)		(0.78)		(3.08)		—		—
Total distributions	(1.16)		(1.21)		(0.82)		(3.22)		(0.09)		(0.36)
Net asset value, end of period/year	$24.88		$25.45		$24.09		$22.01		$23.23		$21.34
Total return (C)	2.33	%(D)	11.07%		13.66%		10.30%		9.33%		22.15%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,211		$6,579		$8,186		$9,074		$9,996		$14,658
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.09	%(E)	2.15	%(F)	2.24	%(F)	2.29	%(F)	2.32	%(F)	2.34	%(F)(G)
Including waiver and/or reimbursement and recapture	2.09	%(E)	2.15	%(F)	2.24	%(F)	2.33	%(F)	2.29	%(F)	2.34	%(F)(G)
Net investment income (loss) to average net assets	0.10	%(E)	0.10	%(B)	0.13	%(B)	0.36	%(B)	0.25	%(B)	1.73	%(B)
Portfolio turnover rate	19	%(D)	102	%(H)	126	%(H)	153	%(H)	263	%(H)	99	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Multi-Managed Balanced
	Class C
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period/year	$25.21		$23.88		$21.85		$23.09		$21.20		$17.69
Investment operations:
Net investment income (loss) (A)	0.04		0.08	(B)	0.08	(B)	0.13	(B)	0.13	(B)	0.40	(B)
Net realized and unrealized gain (loss)	0.58		2.53		2.85		1.92		1.91		3.53
Total investment operations	0.62		2.61		2.93		2.05		2.04		3.93
Distributions:
Net investment income	(0.05)		(0.16)		(0.12)		(0.21)		(0.15)		(0.42)
Net realized gains	(1.15)		(1.12)		(0.78)		(3.08)		—		—
Total distributions	(1.20)		(1.28)		(0.90)		(3.29)		(0.15)		(0.42)
Net asset value, end of period/year	$24.63		$25.21		$23.88		$21.85		$23.09		$21.20
Total return (C)	2.48	%(D)	11.38%		13.90%		10.63%		9.63%		22.43%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$174,339		$132,473		$95,601		$62,789		$38,868		$24,194
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.82	%(E)	1.90	%(F)	1.98	%(F)	2.01	%(F)	2.05	%(F)	2.11	%(F)(G)
Including waiver and/or reimbursement and recapture	1.82	%(E)	1.90	%(F)	1.98	%(F)	2.04	%(F)	2.03	%(F)	2.11	%(F)(G)
Net investment income (loss) to average net assets	0.33	%(E)	0.32	%(B)	0.36	%(B)	0.61	%(B)	0.55	%(B)	2.09	%(B)
Portfolio turnover rate	19	%(D)	102	%(H)	126	%(H)	153	%(H)	263	%(H)	99	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Multi-Managed Balanced
	Class I
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010 (A)
Net asset value, beginning of period/year	$25.70		$24.31		$22.22		$23.40		$21.46		$18.49
Investment operations:
Net investment income (loss) (B)	0.16		0.33	(C)	0.32	(C)	0.36	(C)	0.38	(C)	0.57	(C)
Net realized and unrealized gain (loss)	0.59		2.57		2.89		1.94		1.91		2.98
Total investment operations	0.75		2.90		3.21		2.30		2.29		3.55
Distributions:
Net investment income	(0.16)		(0.39)		(0.34)		(0.40)		(0.35)		(0.58)
Net realized gains	(1.15)		(1.12)		(0.78)		(3.08)		—		—
Total distributions	(1.31)		1.51		(1.12)		(3.48)		(0.35)		(0.58)
Net asset value, end of period/year	$25.14		$25.70		$24.31		$22.22		$23.40		$21.46
Total return (D)	2.96	%(E)	12.46%		15.07%		11.76%		10.70%		19.52	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$206,567		$176,667		$174,902		$176,788		$12,086		$265
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86	%(F)	0.92	%(G)	0.98	%(G)	0.96	%(G)	1.01	%(G)	2.01	%(F)(G)(H)
Including waiver and/or reimbursement and recapture	0.86	%(F)	0.92	%(G)	0.98	%(G)	0.99	%(G)	1.00	%(G)	1.46	%(F)(G)(H)
Net investment income (loss) to average net assets	1.31	%(F)	1.32	%(C)	1.39	%(C)	1.63	%(C)	1.61	%(C)	3.15	%(C)(F)
Portfolio turnover rate	19	%(E)	102	%(I)	126	%(I)	153	%(I)	263	%(I)	99	%(E)(I)

(A)	Commenced operations on November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Opportunistic Allocation
	Class A
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.82		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.39		0.66
Net realized and unrealized gain (loss)	0.04		(0.21)
Total investment operations	0.43		0.45
Distributions:
Net investment income	(0.24)		(0.63)
Net asset value, end of period/year	$10.01		$9.82
Total return (D)	4.38	%(E)	4.38%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$280		$268
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	6.49	%(G)	9.64%
Including waiver and/or reimbursement and recapture	1.20	%(G)	1.22%
Net investment income (loss) to average net assets (C)	7.85	%(G)	6.41%
Portfolio turnover rate (H)	35	%(E)	118%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Opportunistic Allocation
	Class C
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.82		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.35		0.58
Net realized and unrealized gain (loss)	0.04		(0.20)
Total investment operations	0.39		0.38
Distributions:
Net investment income	(0.20)		(0.56)
Net asset value, end of period/year	$10.01		$9.82
Total return (D)	4.00	%(E)	3.69%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$270		$259
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	7.24	%(G)	10.37%
Including waiver and/or reimbursement and recapture	1.95	%(G)	1.95%
Net investment income (loss) to average net assets (C)	7.10	%(G)	5.68%
Portfolio turnover rate (H)	35	%(E)	118%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Opportunistic Allocation
	Class I
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.83		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.40		0.69
Net realized and unrealized gain (loss)	0.03		(0.21)
Total investment operations	0.43		0.48
Distributions:
Net investment income	(0.25)		(0.65)
Net asset value, end of period/year	$10.01		$9.83
Total return (D)	4.41	%(E)	4.74%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$547		$531
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	6.33	%(G)	9.47%
Including waiver and/or reimbursement and recapture	0.95	%(G)	0.95%
Net investment income (loss) to average net assets (C)	8.09	%(G)	6.67%
Portfolio turnover rate (H)	35	%(E)	118%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Short-Term Bond
Class A
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$10.37	$10.45	$10.51	$10.33	$10.53	$10.26
Investment operations:
Net investment income (loss) (A)	0.10	0.21	0.25	0.33	0.37	0.43
Net realized and unrealized gain (loss)	(0.03)	—	(B)	0.01	0.27	(0.16)	0.29
Total investment operations	0.07	0.21	0.26	0.60	0.21	0.72
Distributions:
Net investment income	(0.11)	(0.23)	(0.27)	(0.35)	(0.39)	(0.45)
Net realized gains	(0.02)	(0.06)	(0.05)	(0.07)	(0.02)	—
Total distributions	(0.13)	(0.29)	(0.32)	(0.42)	(0.41)	(0.45)
Net asset value, end of period/year	$10.31	$10.37	$10.45	$10.51	$10.33	$10.53
Total return (C)	0.67	%(D)	1.97%	2.46%	5.95%	2.01%	7.15%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$988,546	$1,012,764	$953,044	$793,493	$779,041	$856,959
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84	%(E)	0.86%	0.88%	0.89%	0.92%	0.97%
Including waiver and/or reimbursement and recapture	0.84	%(E)	0.84%	0.83%	0.83%	0.82%	0.83%
Net investment income (loss) to average net assets	1.98	%(E)	2.05%	2.38%	3.22%	3.58%	4.16%
Portfolio turnover rate	27	%(D)	52%	73%	61%	51%	54%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Short-Term Bond
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$10.35		$10.43	$10.49	$10.31	$10.51	$10.24
Investment operations:
Net investment income (loss) (A)	0.06		0.14	0.17	0.25	0.29	0.36
Net realized and unrealized gain (loss)	(0.03)		(0.01)	0.01	0.27	(0.17)	0.28
Total investment operations	0.03		0.13	0.18	0.52	0.12	0.64
Distributions:
Net investment income	(0.07)		(0.15)	(0.19)	(0.27)	(0.30)	(0.37)
Net realized gains	(0.02)		(0.06)	(0.05)	(0.07)	(0.02)	—
Total distributions	(0.09)		(0.21)	(0.24)	(0.34)	(0.32)	(0.37)
Net asset value, end of period/year	$10.29		$10.35	$10.43	$10.49	$10.31	$10.51
Total return (B)	0.29	%(C)	1.20%	1.67%	5.15%	1.23%	6.32%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$781,025		$847,407	$867,319	$837,435	$846,464	$834,859
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.59	%(D)	1.59%	1.60%	1.59%	1.59%	1.63%
Including waiver and/or reimbursement and recapture	1.59	%(D)	1.59%	1.60%	1.59%	1.59%	1.59%
Net investment income (loss) to average net assets	1.23	%(D)	1.30%	1.63%	2.46%	2.81%	3.40%
Portfolio turnover rate	27	%(C)	52%	73%	61%	51%	54%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Short-Term Bond
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$10.19		$10.27	$10.33	$10.15	$10.35	$10.14
Investment operations:
Net investment income (loss) (B)	0.11		0.23	0.26	0.35	0.38	0.39
Net realized and unrealized gain (loss)	(0.03)		(0.01)	0.01	0.26	(0.16)	0.24
Total investment operations	0.08		0.22	0.27	0.61	0.22	0.63
Distributions:
Net investment income	(0.12)		(0.24)	(0.28)	(0.36)	(0.40)	(0.42)
Net realized gains	(0.02)		(0.06)	(0.05)	(0.07)	(0.02)	—
Total distributions	(0.14)		(0.30)	(0.33)	(0.43)	(0.42)	(0.42)
Net asset value, end of period/year	$10.13		$10.19	$10.27	$10.33	$10.15	$10.35
Total return (C)	0.77	%(D)	2.18%	2.66%	6.21%	2.16%	6.34	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$778,159		$804,004	$485,299	$368,296	$270,667	$198,461
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62	%(E)	0.63%	0.63%	0.63%	0.64%	0.67	%(E)
Including waiver and/or reimbursement and recapture	0.62	%(E)	0.63%	0.63%	0.63%	0.64%	0.65	%(E)
Net investment income (loss) to average net assets	2.19	%(E)	2.25%	2.58%	3.40%	3.75%	4.17	%(E)
Portfolio turnover rate	27	%(D)	52%	73%	61%	51%	54	%(D)

(A)	Commenced operations on November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Short-Term Bond
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$10.18		$10.27	$10.32	$10.14	$10.34	$10.08
Investment operations:
Net investment income (loss) (B)	0.11		0.24	0.28	0.36	0.40	0.46
Net realized and unrealized gain (loss)	(0.02)		(0.02)	0.01	0.26	(0.17)	0.27
Total investment operations	0.09		0.22	0.29	0.62	0.23	0.73
Distributions:
Net investment income	(0.12)		(0.25)	(0.29)	(0.37)	(0.41)	(0.47)
Net realized gains	(0.02)		(0.06)	(0.05)	(0.07)	(0.02)	—
Total distributions	(0.14)		(0.31)	(0.34)	(0.44)	(0.43)	(0.47)
Net asset value, end of period/year	$10.13		$10.18	$10.27	$10.32	$10.14	$10.34
Total return (C)	0.92	%(D)	2.18%	2.86%	6.31%	2.28%	7.37%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,238,527		$1,400,475	$1,561,883	$1,521,804	$924,917	$999,064
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53	%(E)	0.53%	0.53%	0.53%	0.53%	0.58%
Including waiver and/or reimbursement and recapture	0.53	%(E)	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income (loss) to average net assets	2.29	%(E)	2.37%	2.71%	3.50%	3.87%	4.52%
Portfolio turnover rate	27	%(D)	52%	73%	61%	51%	54%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Core
	Class A
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$10.80		$10.00
Investment operations:
Net investment income (loss) (B)	0.04		0.06
Net realized and unrealized gain (loss)	0.03		0.76
Total investment operations	0.07		0.82
Distributions:
Net investment income	(0.04)		(0.02)
Net realized gains	(0.23)		—
Total distributions	(0.27)		(0.02)
Net asset value, end of period/year	$10.60		$10.80
Total return (C)	0.64	%(D)	8.18%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$355		$333
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19	%(E)	1.32%
Including waiver and/or reimbursement and recapture	1.20	%(E)	1.32%
Net investment income (loss) to average net assets	0.81	%(E)	0.55%
Portfolio turnover rate	73	%(D)	140%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Core
	Class C
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$10.73		$10.00
Investment operations:
Net investment income (loss) (B)	0.00	(C)	(0.02)
Net realized and unrealized gain (loss)	0.02		0.76
Total investment operations	0.02		0.74
Distributions:
Net investment income	(0.00	)(C)	(0.01)
Net realized gains	(0.23)		—
Total distributions	(0.23)		(0.01)
Net asset value, end of period/year	$10.52		$10.73
Total return (D)	0.16	%(E)	7.36%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$391		$380
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.97	%(F)	2.06%
Including waiver and/or reimbursement and recapture	1.98	%(F)	2.05%
Net investment income (loss) to average net assets	0.03	%(F)	(0.20)%
Portfolio turnover rate	73	%(E)	140%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small Cap Core
	Class I
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$10.82		$10.00
Investment operations:
Net investment income (loss) (B)	0.05		0.08
Net realized and unrealized gain (loss)	0.03		0.76
Total investment operations	0.08		0.84
Distributions:
Net investment income	(0.07)		(0.02)
Net realized gains	(0.23)		—
Total distributions	(0.30)		(0.02)
Net asset value, end of period/year	$10.60		$10.82
Total return (C)	0.68	%(D)	8.44%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$714		$685
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02	%(E)	1.08%
Including waiver and/or reimbursement and recapture	1.05	%(E)	1.05%
Net investment income (loss) to average net assets	0.97	%(E)	0.79%
Portfolio turnover rate	73	%(D)	140%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Small Cap Core
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period/year	$10.83		$10.00
Investment operations:
Net investment income (loss) (B)	0.06		0.10
Net realized and unrealized gain (loss)	0.02		0.75
Total investment operations	0.08		0.85
Distributions:
Net investment income	(0.07)		(0.02)
Net realized gains	(0.23)		—
Total distributions	(0.30)		(0.02)
Net asset value, end of period/year	$10.61		$10.83
Total return (C)	0.76	%(D)	8.55%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$259,441		$210,823
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91	%(E)	0.97%
Including waiver and/or reimbursement and recapture	0.91	%(E)	0.97%
Net investment income (loss) to average net assets	1.11	%(E)	0.93%
Portfolio turnover rate	73	%(D)	140%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Small Cap Growth
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$12.87		$12.37	$9.38		$10.00
Investment operations:
Net investment income (loss) (B)	0.04		(0.11)	(0.08)		(0.02)
Net realized and unrealized gain (loss)	0.76		0.61	3.07		(0.60)
Total investment operations	0.80		0.50	2.99		(0.62)
Distributions:
Net investment income	—		—	—	(C)	—
Net realized gains	(1.05)		—	—		—
Total distributions	(1.05)		—	—	(C)	—
Net asset value, end of period/year	$12.62		$12.87	$12.37		$9.38
Total return (D)	6.58	%(E)	4.04%	31.90%		(6.20	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,276		$862	$591		$236
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25	%(F)	1.35%	1.29%		1.52	%(F)
Including waiver and/or reimbursement and recapture	1.25	%(F)	1.35%	1.29%		1.45	%(F)
Net investment income (loss) to average net assets	0.66	%(F)	(0.87)%	(0.70)%		(1.17	)%(F)
Portfolio turnover rate	32	%(E)	73%	74%		11	%(E)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Small Cap Growth
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$12.70		$12.28	$9.37	$10.00
Investment operations:
Net investment income (loss) (B)	(0.03)		(0.19)	(0.14)	(0.03)
Net realized and unrealized gain (loss)	0.77		0.61	3.05	(0.60)
Total investment operations	0.74		0.42	2.91	(0.63)
Distributions:
Net realized gains	(1.05)		—	—	—
Net asset value, end of period/year	$12.39		$12.70	$12.28	$9.37
Total return (C)	6.17	%(D)	3.42%	31.06%	(6.30	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$820		$628	$404	$234
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.99	%(E)	1.99%	1.95%	2.21	%(E)
Including waiver and/or reimbursement and recapture	1.99	%(E)	1.99%	1.95%	2.15	%(E)
Net investment income (loss) to average net assets	(0.42	)%(E)	(1.51)%	(1.32)%	(1.89	)%(E)
Portfolio turnover rate	32	%(D)	73%	74%	11	%(D)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Small Cap Growth
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$12.94		$12.39	$9.39	$10.00
Investment operations:
Net investment income (loss) (B)	0.01		(0.07)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.81		0.62	3.05	(0.60)
Total investment operations	0.82		0.55	3.01	(0.61)
Distributions:
Net investment income	—		—	(0.01)	—
Net realized gains	(1.05)		—	—	—
Total distributions	(1.05)		—	(0.01)	—
Net asset value, end of period/year	$12.71		$12.94	$12.39	$9.39
Total return (C)	6.70	%(D)	4.44%	32.08%	(6.10	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,604		$510	$490	$235
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01	%(E)	1.03%	1.02%	1.31	%(E)
Including waiver and/or reimbursement and recapture	1.01	%(E)	1.03%	1.04%	1.15	%(E)
Net investment income (loss) to average net assets	0.08	%(E)	(0.54)%	(0.41)%	(0.89	)%(E)
Portfolio turnover rate	32	%(D)	73%	74%	11	%(D)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Small Cap Growth
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$12.97		$12.41		$9.39	$10.00
Investment operations:
Net investment income (loss) (B)	0.04		(0.05)		(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.79		0.61		3.07	(0.60)
Total investment operations	0.83		0.56		3.03	(0.61)
Distributions:
Net investment income	—		—	(C)	(0.01)	—
Net realized gains	(1.05)		—		—	—
Total distributions	(1.05)		—	(C)	(0.01)	—
Net asset value, end of period/year	$12.75		$12.97		$12.41	$9.39
Total return (D)	6.77	%(E)	4.51%		32.32%	(6.10	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$536,461		$528,891		$562,770	$239,395
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89	%(F)	0.89%		0.90%	1.21	%(F)
Including waiver and/or reimbursement and recapture	0.89	%(F)	0.89%		0.91%	1.15	%(F)
Net investment income (loss) to average net assets	0.68	%(F)	(0.41)%		(0.33)%	(0.87	)%(F)
Portfolio turnover rate	32	%(E)	73%		74%	11	%(E)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Small Cap Value
	Class A
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$12.95		$13.21		$9.83		$10.00
Investment operations:
Net investment income (loss) (B)	0.06		0.08	(C)	0.06	(C)	0.04	(C)
Net realized and unrealized gain (loss)	0.08		0.56		3.39		(0.21)
Total investment operations	0.14		0.64		3.45		(0.17)
Distributions:
Net investment income	(0.09)		(0.08)		(0.07)		—
Net realized gains	(1.17)		(0.82)		—	(D)	—
Total distributions	(1.26)		(0.90)		(0.07)		—
Net asset value, end of period/year	$11.83		$12.95		$13.21		$9.83
Total return (E)	1.00	%(F)	4.99%		35.30%		(1.70	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$971		$955		$996		$268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31	%(G)	1.38	%(H)	1.37	%(H)	1.36	%(G)(H)
Including waiver and/or reimbursement and recapture	1.31	%(G)	1.38	%(H)	1.37	%(H)	1.36	%(G)(H)
Net investment income (loss) to average net assets	0.97	%(G)	0.61	%(C)	0.50	%(C)	0.91	%(C)(G)
Portfolio turnover rate	28	%(F)	37	%(I)	49	%(I)	22	%(F)(I)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the periods and years indicated:	Transamerica Small Cap Value
	Class C
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$12.87		$13.15		$9.79		$10.00
Investment operations:
Net investment income (loss) (B)	0.02		(0.01	)(C)	—	(C)(D)	0.01	(C)
Net realized and unrealized gain (loss)	0.08		0.58		3.38		(0.22)
Total investment operations	0.10		0.57		3.38		(0.21)
Distributions:
Net investment income	(0.02)		(0.03)		(0.02)		—
Net realized gains	(1.17)		(0.82)		—	(D)	—
Total distributions	(1.19)		(0.85)		(0.02)		—
Net asset value, end of period/year	$11.78		$12.87		$13.15		$9.79
Total return (E)	0.62	%(F)	4.39%		34.65%		(2.10	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$972		$921		$635		$251
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.00	%(G)	1.99	%(H)	1.98	%(H)	2.04	%(G)(H)
Including waiver and/or reimbursement and recapture	2.00	%(G)	1.99	%(H)	1.98	%(H)	2.04	%(G)(H)
Net investment income (loss) to average net assets	0.29	%(G)	(0.05	)%(C)	—	%(C)(I)	0.24	%(C)(G)
Portfolio turnover rate	28	%(F)	37	%(J)	49	%(J)	22	%(F)(J)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Rounds to less than 0.01% or (0.01)%.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica Small Cap Value
	Class I
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$13.02		$13.26		$9.84		$10.00
Investment operations:
Net investment income (loss) (B)	0.07		0.12	(C)	0.12	(C)	0.06	(C)
Net realized and unrealized gain (loss)	0.09		0.57		3.38		(0.22)
Total investment operations	0.16		0.69		3.50		(0.16)
Distributions:
Net investment income	(0.13)		(0.11)		(0.08)		—
Net realized gains	(1.17)		(0.82)		—	(D)	—
Total distributions	(1.30)		(0.93)		(0.08)		—
Net asset value, end of period/year	$11.88		$13.02		$13.26		$9.84
Total return (E)	1.15	%(F)	5.37%		35.87%		(1.60	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$624		$655		$719		$371
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05	%(G)	1.04	%(H)	1.03	%(H)	1.12	%(G)(H)
Including waiver and/or reimbursement and recapture	1.05	%(G)	1.04	%(H)	1.03	%(H)	1.12	%(G)(H)
Net investment income (loss) to average net assets	1.24	%(G)	0.93	%(C)	1.01	%(C)	1.17	%(C)(G)
Portfolio turnover rate	28	%(F)	37	%(I)	49	%(I)	22	%(F)(I)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the periods and years indicated:	Transamerica Small Cap Value
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014		October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$13.04		$13.27		$9.84		$10.00
Investment operations:
Net investment income (loss) (B)	0.08		0.14	(C)	0.12	(C)	0.06	(C)
Net realized and unrealized gain (loss)	0.09		0.58		3.40		(0.22)
Total investment operations	0.17		0.72		3.52		(0.16)
Distributions:
Net investment income	(0.15)		(0.13)		(0.09)		—
Net realized gains	(1.17)		(0.82)		—	(D)	—
Total distributions	(1.32)		(0.95)		(0.09)		—
Net asset value, end of period/year	$11.89		$13.04		$13.27		$9.84
Total return (E)	1.21	%(F)	5.54%		36.06%		(1.60	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$504,307		$678,842		$737,250		$288,664
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92	%(G)	0.92	%(H)	0.92	%(H)	1.01	%(G)(H)
Including waiver and/or reimbursement and recapture	0.92	%(G)	0.92	%(H)	0.92	%(H)	1.01	%(G)(H)
Net investment income (loss) to average net assets	1.35	%(G)	1.07	%(C)	1.06	%(C)	1.30	%(C)(G)
Portfolio turnover rate	28	%(F)	37	%(I)	49	%(I)	22	%(F)(I)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small/Mid Cap Value
Class A
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$28.88	$29.05	$21.86	$20.65	$18.89	$14.72
Investment operations:
Net investment income (loss) (A)	0.05	0.07	0.11	0.11	(0.06)	(0.02)
Net realized and unrealized gain (loss)	0.85	2.18	7.18	2.24	1.82	4.19
Total investment operations	0.90	2.25	7.29	2.35	1.76	4.17
Distributions:
Net investment income	(0.03)	(0.10)	(0.10)	—	(B)	—	—
Net realized gains	(2.76)	(2.32)	—	(1.14)	—	—
Total distributions	(2.79)	(2.42)	(0.10)	(1.14)	—	—
Net asset value, end of period/year	$26.99	$28.88	$29.05	$21.86	$20.65	$18.89
Total return (C)	3.27	%(D)	8.13%	33.47%	12.28%	9.32%	28.33%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$448,724	$473,644	$519,376	$332,085	$323,147	$283,240
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31	%(E)	1.30%	1.38%	1.41%	1.43%	1.47%
Including waiver and/or reimbursement and recapture	1.31	%(E)	1.30%	1.38%	1.41%	1.43%	1.47%
Net investment income (loss) to average net assets	0.35	%(E)	0.24%	0.44%	0.50%	(0.27)%	(0.12)%
Portfolio turnover rate	35	%(D)	96%	97%	74%	174%	57%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small/Mid Cap Value
Class B
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$26.83	$27.23	$20.55	$19.60	$18.05	$14.16
Investment operations:
Net investment income (loss) (A)	(0.04)	(0.12)	(0.05)	(0.03)	(0.20)	(0.12)
Net realized and unrealized gain (loss)	0.78	2.04	6.73	2.12	1.75	4.01
Total investment operations	0.74	1.92	6.68	2.09	1.55	3.89
Distributions:
Net investment income	—	—	—	—	(B)	—	—
Net realized gains	(2.76)	(2.32)	—	(1.14)	—	—
Total distributions	(2.76)	(2.32)	—	(1.14)	—	—
Net asset value, end of period/year	$24.81	$26.83	$27.23	$20.55	$19.60	$18.05
Total return (C)	2.88	%(D)	7.38%	32.51%	11.58%	8.59%	27.47%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$23,227	$27,010	$32,286	$29,615	$33,830	$38,355
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.02	%(E)	2.01%	2.08%	2.08%	2.09%	2.12%
Including waiver and/or reimbursement and recapture	2.02	%(E)	2.01%	2.08%	2.08%	2.09%	2.12%
Net investment income (loss) to average net assets	(0.36	)%(E)	(0.47)%	(0.22)%	(0.16)%	(0.95)%	(0.74)%
Portfolio turnover rate	35	%(D)	96%	97%	74%	174%	57%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small/Mid Cap Value
Class C
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010
Net asset value, beginning of period/year	$26.54	$26.95	$20.33	$19.40	$17.86	$14.00
Investment operations:
Net investment income (loss) (A)	(0.04)	(0.12)	(0.05)	(0.02)	(0.18)	(0.12)
Net realized and unrealized gain (loss)	0.78	2.03	6.67	2.09	1.72	3.98
Total investment operations	0.74	1.91	6.62	2.07	1.54	3.86
Distributions:
Net investment income	—	—	(B)	—	—	(B)	—	—
Net realized gains	(2.76)	(2.32)	—	(1.14)	—	—
Total distributions	(2.76)	(2.32)	—	(1.14)	—	—
Net asset value, end of period/year	$24.52	$26.54	$26.95	$20.33	$19.40	$17.86
Total return (C)	2.91	%(D)	7.42%	32.56%	11.60%	8.62%	27.57%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$304,413	$314,999	$288,038	$198,356	$181,765	$169,903
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.98	%(E)	1.97%	2.03%	2.04%	2.05%	2.07%
Including waiver and/or reimbursement and recapture	1.98	%(E)	1.97%	2.03%	2.04%	2.05%	2.07%
Net investment income (loss) to average net assets	(0.32	)%(E)	(0.44)%	(0.20)%	(0.13)%	(0.89)%	(0.73)%
Portfolio turnover rate	35	%(D)	96%	97%	74%	174%	57%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Small/Mid Cap Value
Class I
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$29.63	$29.74	$22.38	$21.03	$19.15	$15.44
Investment operations:
Net investment income (loss) (B)	0.10	0.17	0.22	0.20	0.05	(0.02)
Net realized and unrealized gain (loss)	0.87	2.24	7.34	2.29	1.83	3.73
Total investment operations	0.97	2.41	7.56	2.49	1.88	3.71
Distributions:
Net investment income	(0.15)	(0.20)	(0.20)	—	(C)	—	—
Net realized gains	(2.76)	(2.32)	—	(1.14)	—	—
Total distributions	(2.91)	(2.52)	(0.20)	(1.14)	—	—
Net asset value, end of period/year	$27.69	$29.63	$29.74	$22.38	$21.03	$19.15
Total return (D)	3.43	%(E)	8.51%	34.02%	12.75%	9.82%	24.03	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$211,382	$235,418	$180,096	$105,664	$68,499	$40,346
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95	%(F)	0.96%	0.98%	0.97%	1.00%	1.04	%(F)
Including waiver and/or reimbursement and recapture	0.95	%(F)	0.96%	0.98%	0.97%	1.00%	1.04	%(F)
Net investment income (loss) to average net assets	0.71	%(F)	0.57%	0.84%	0.93%	0.24%	(0.11	)%(F)
Portfolio turnover rate	35	%(E)	96%	97%	74%	174%	57	%(E)

(A)	Commenced operations on November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small/Mid Cap Value
Class I2
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$29.68	$29.78	$22.41	$21.03	$19.13	$14.82
Investment operations:
Net investment income (loss) (B)	0.11	0.20	0.25	0.22	0.06	0.08
Net realized and unrealized gain (loss)	0.87	2.25	7.34	2.30	1.84	4.23
Total investment operations	0.98	2.45	7.59	2.52	1.90	4.31
Distributions:
Net investment income	(0.18)	(0.23)	(0.22)	—	(C)	—	—
Net realized gains	(2.76)	(2.32)	—	(1.14)	—	—
Total distributions	(2.94)	(2.55)	(0.22)	(1.14)	—	—
Net asset value, end of period/year	$27.72	$29.68	$29.78	$22.41	$21.03	$19.13
Total return (D)	3.48	%(E)	8.63%	34.14%	12.90%	9.93%	29.00%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$20,172	$22,282	$21,692	$15,545	$12,935	$15,893
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85	%(F)	0.85%	0.87%	0.87%	0.88%	0.88%
Including waiver and/or reimbursement and recapture	0.85	%(F)	0.85%	0.87%	0.87%	0.88%	0.88%
Net investment income (loss) to average net assets	0.81	%(F)	0.68%	0.96%	1.03%	0.26%	0.47%
Portfolio turnover rate	35	%(E)	96%	97%	74%	174%	57%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the periods indicated:	Transamerica Strategic High Income
	Class A
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$10.30		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.19		0.24
Net realized and unrealized gain (loss)	0.13		0.26
Total investment operations	0.32		0.50
Distributions:
Net investment income	(0.22)		(0.20)
Net realized gains	(0.11)		—
Total distributions	(0.33)		(0.20)
Net asset value, end of period	$10.29		$10.30
Total return (D)	3.10	%(E)	4.99	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$1,597		$1,200
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.25	%(G)	1.40	%(G)
Including waiver and/or reimbursement and recapture	1.20	%(G)	1.20	%(G)
Net investment income (loss) to average net assets (C)	3.73	%(G)	3.43	%(G)
Portfolio turnover rate (H)	26	%(E)	61	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods indicated:	Transamerica Strategic High Income
	Class C
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$10.29		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.15		0.18
Net realized and unrealized gain (loss)	0.13		0.26
Total investment operations	0.28		0.44
Distributions:
Net investment income	(0.18)		(0.15)
Net realized gains	(0.11)		—
Total distributions	(0.29)		(0.15)
Net asset value, end of period	$10.28		$10.29
Total return (D)	2.72	%(E)	4.46	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$1,137		$1,073
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.98	%(G)	2.14	%(G)
Including waiver and/or reimbursement and recapture	1.95	%(G)	1.95	%(G)
Net investment income (loss) to average net assets (C)	3.01	%(G)	2.66	%(G)
Portfolio turnover rate (H)	26	%(E)	61	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the periods indicated:	Transamerica Strategic High Income
	Class I
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$10.31		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.20		0.26
Net realized and unrealized gain (loss)	0.12		0.26
Total investment operations	0.32		0.52
Distributions:
Net investment income	(0.23)		(0.21)
Net realized gains	(0.11)		—
Total distributions	(0.34)		(0.21)
Net asset value, end of period	$10.29		$10.31
Total return (D)	3.12	%(E)	5.24	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$24,687		$13,897
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.07	%(G)	1.23	%(G)
Including waiver and/or reimbursement and recapture	0.95	%(G)	0.95	%(G)
Net investment income (loss) to average net assets (C)	4.00	%(G)	3.80	%(G)
Portfolio turnover rate (H)	26	%(E)	61	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods indicated:	Transamerica Strategic High Income
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014 (A)
Net asset value, beginning of period	$10.30		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.21		0.26
Net realized and unrealized gain (loss)	0.04		0.25
Total investment operations	0.25		0.51
Distributions:
Net investment income	(0.10)		(0.21)
Net realized gains	(0.11)		—
Total distributions	(0.21)		(0.21)
Net asset value, end of period	$10.34		$10.30
Total return (D)	2.38	%(E)	5.14	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$0	(F)	$22,618
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.97	%(H)	1.13	%(H)
Including waiver and/or reimbursement and recapture	0.95	%(H)	0.95	%(H)
Net investment income (loss) to average net assets (C)	4.02	%(H)	3.82	%(H)
Portfolio turnover rate (I)	26	%(E)	61	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Rounds to less than $1,000.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Tactical Allocation
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$10.32		$10.28	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.08		0.21	0.13
Net realized and unrealized gain (loss)	0.28		0.10	0.54
Total investment operations	0.36		0.31	0.67
Distributions:
Net investment income	(0.08)		(0.25)	(0.39)
Net realized gains	(0.39)		(0.02)	—
Total distributions	(0.47)		(0.27)	(0.39)
Net asset value, end of period/year	$10.21		$10.32	$10.28
Total return (D)	3.63	%(E)	3.05%	6.91%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,589		$5,432	$4,050
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.61	%(G)	1.49%	3.06%
Including waiver and/or reimbursement and recapture	1.10	%(G)	1.11%	1.15%
Net investment income (loss) to average net assets (C)	1.52	%(G)	1.99%	1.33%
Portfolio turnover rate (H)	104	%(E)	228%	425%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Tactical Allocation
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$10.23		$10.20	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.04		0.13	0.04
Net realized and unrealized gain (loss)	0.29		0.10	0.56
Total investment operations	0.33		0.23	0.60
Distributions:
Net investment income	(0.04)		(0.18)	(0.40)
Net realized gains	(0.39)		(0.02)	—
Total distributions	(0.43)		(0.20)	(0.40)
Net asset value, end of period/year	$10.13		$10.23	$10.20
Total return (D)	3.35	%(E)	2.24%	6.18%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,904		$6,362	$5,909
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	2.28	%(G)	2.21%	3.72%
Including waiver and/or reimbursement and recapture	1.85	%(G)	1.85%	1.85%
Net investment income (loss) to average net assets (C)	0.81	%(G)	1.30%	0.43%
Portfolio turnover rate (H)	104	%(E)	228%	425%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Tactical Allocation
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$10.25		$10.22	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.09		0.24	0.14
Net realized and unrealized gain (loss)	0.28		0.09	0.56
Total investment operations	0.37		0.33	0.70
Distributions:
Net investment income	(0.09)		(0.28)	(0.48)
Net realized gains	(0.39)		(0.02)	—
Total distributions	(0.48)		(0.30)	(0.48)
Net asset value, end of period/year	$10.14		$10.25	$10.22
Total return (D)	3.78	%(E)	3.25%	7.32%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$747		$874	$1,533
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.29	%(G)	1.21%	2.73%
Including waiver and/or reimbursement and recapture	0.85	%(G)	0.85%	0.85%
Net investment income (loss) to average net assets (C)	1.77	%(G)	2.37%	1.36%
Portfolio turnover rate (H)	104	%(E)	228%	425%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Tactical Income
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$10.48		$10.16	$10.25	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.15		0.38	0.34	0.33
Net realized and unrealized gain (loss)	0.03		0.26	0.10	0.45
Total investment operations	0.18		0.64	0.44	0.78
Distributions:
Net investment income	(0.17)		(0.32)	(0.47)	(0.53)
Net realized gains	(0.17)		—	(0.04)	—
Return of capital	—		—	(0.02)	—
Total distributions	(0.34)		(0.32)	(0.53)	(0.53)
Net asset value, end of period/year	$10.32		$10.48	$10.16	$10.25
Total return (D)	1.77	%(E)	6.39%	4.49%	8.02%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$238,972		$259,348	$342,367	$254,763
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.90	%(G)	0.89%	0.93%	0.98%
Including waiver and/or reimbursement and recapture	0.90	%(G)	0.87%	0.88%	0.92%
Net investment income (loss) to average net assets (C)	2.92	%(G)	3.63%	3.32%	3.27%
Portfolio turnover rate (H)	66	%(E)	102%	237%	142%

(A)	Commenced operations on October 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Tactical Income
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$10.44		$10.12	$10.22	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.11		0.29	0.25	0.25
Net realized and unrealized gain (loss)	0.03		0.27	0.11	0.46
Total investment operations	0.14		0.56	0.36	0.71
Distributions:
Net investment income	(0.13)		(0.24)	(0.40)	(0.49)
Net realized gains	(0.17)		—	(0.04)	—
Return of capital	—		—	(0.02)	—
Total distributions	(0.30)		(0.24)	(0.46)	(0.49)
Net asset value, end of period/year	$10.28		$10.44	$10.12	$10.22
Total return (D)	1.40	%(E)	5.61%	3.63%	7.26%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$376,485		$400,142	$464,339	$279,728
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.65	%(G)	1.63%	1.63%	1.68%
Including waiver and/or reimbursement and recapture	1.65	%(G)	1.63%	1.63%	1.67%
Net investment income (loss) to average net assets (C)	2.15	%(G)	2.86%	2.54%	2.48%
Portfolio turnover rate (H)	66	%(E)	102%	237%	142%

(A)	Commenced operations on October 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Tactical Income
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$10.48		$10.16	$10.26	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.16		0.40	0.36	0.37
Net realized and unrealized gain (loss)	0.03		0.26	0.10	0.44
Total investment operations	0.19		0.66	0.46	0.81
Distributions:
Net investment income	(0.18)		(0.34)	(0.50)	(0.55)
Net realized gains	(0.17)		—	(0.04)	—
Return of capital	—		—	(0.02)	—
Total distributions	(0.35)		(0.34)	(0.56)	(0.55)
Net asset value, end of period/year	$10.32		$10.48	$10.16	$10.26
Total return (D)	1.89	%(E)	6.64%	4.62%	8.35%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$219,775		$242,703	$270,502	$240,339
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.66	%(G)	0.64%	0.65%	0.72%
Including waiver and/or reimbursement and recapture	0.66	%(G)	0.64%	0.67%	0.67%
Net investment income (loss) to average net assets (C)	3.14	%(G)	3.83%	3.57%	3.61%
Portfolio turnover rate (H)	66	%(E)	102%	237%	142%

(A)	Commenced operations on October 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Tactical Rotation
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.73		$11.12	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.03		0.08	0.05
Net realized and unrealized gain (loss)	0.48		0.61	1.56
Total investment operations	0.51		0.69	1.61
Distributions:
Net investment income	(0.11)		(0.05)	(0.49)
Net realized gains	(0.63)		(0.03)	—
Total distributions	(0.74)		(0.08)	(0.49)
Net asset value, end of period/year	$11.50		$11.73	$11.12
Total return (D)	4.55	%(E)	6.31%	16.86%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11,543		$12,115	$6,456
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.30	%(G)	1.32%	3.94%
Including waiver and/or reimbursement and recapture	1.10	%(G)	1.11%	1.15%
Net investment income (loss) to average net assets (C)	0.53	%(G)	0.70%	0.45%
Portfolio turnover rate (H)	194	%(E)	194%	301%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Tactical Rotation
Class C
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.60	$11.05	$10.00
Investment operations:
Net investment income (loss) (B) (C)	(0.01)	—	(D)	(0.03)
Net realized and unrealized gain (loss)	0.49	0.60	1.56
Total investment operations	0.48	0.60	1.53
Distributions:
Net investment income	(0.04)	(0.02)	(0.48)
Net realized gains	(0.63)	(0.03)	—
Total distributions	(0.67)	(0.05)	(0.48)
Net asset value, end of period/year	$11.41	$11.60	$11.05
Total return (E)	4.27	%(F)	5.46%	16.03%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$7,103	$7,266	$3,840
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	2.07	%(H)	2.09%	4.69%
Including waiver and/or reimbursement and recapture	1.85	%(H)	1.85%	1.85%
Net investment income (loss) to average net assets (C)	(0.19	)%(H)	(0.03)%	(0.28)%
Portfolio turnover rate (I)	194	%(F)	194%	301%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Tactical Rotation
	Class I
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.71		$11.09	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.04		0.11	0.07
Net realized and unrealized gain (loss)	0.49		0.61	1.57
Total investment operations	0.53		0.72	1.64
Distributions:
Net investment income	(0.14)		(0.07)	(0.55)
Net realized gains	(0.63)		(0.03)	—
Total distributions	(0.77)		(0.10)	(0.55)
Net asset value, end of period/year	$11.47		$11.71	$11.09
Total return (D)	4.71	%(E)	6.57%	17.26%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,860		$3,521	$2,824
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.03	%(G)	1.03%	3.63%
Including waiver and/or reimbursement and recapture	0.85	%(G)	0.85%	0.85%
Net investment income (loss) to average net assets (C)	0.77	%(G)	0.98%	0.67%
Portfolio turnover rate (H)	194	%(E)	194%	301%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods indicated:	Transamerica Unconstrained Bond
	Class I		Class I2
	April 30, 2015 (unaudited) (A)		April 30, 2015 (unaudited) (A)
Net asset value, beginning of period	$10.00		$10.00
Investment operations:
Net investment income (loss) (B)	0.12		0.12
Net realized and unrealized gain (loss)	0.14		0.14
Total investment operations	0.26		0.26
Distributions:
Net investment income	(0.12)		(0.12)
Net asset value, end of period	$10.14		$10.14
Total return (C)	2.59	%(D)	2.59	%(D)
Ratio and supplemental data:
Net assets end of period (000’s)	$257		$51,936
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31	%(E)	1.20	%(E)
Including waiver and/or reimbursement and recapture	0.95	%(E)	0.95	%(E)
Net investment income (loss) to average net assets	3.04	%(E)	3.07	%(E)
Portfolio turnover rate	29	%(D)	29	%(D)

(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica US Growth
	Class A
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$19.22		$16.95	$13.41	$14.63		$14.29	$12.85
Investment operations:
Net investment income (loss) (B)	0.01		0.02	0.07	0.01		(0.06)	0.15
Net realized and unrealized gain (loss)	1.37		2.38	3.50	0.76	(C)	0.56	1.31
Total investment operations	1.38		2.40	3.57	0.77		0.50	1.46
Distributions:
Net investment income	(0.02)		(0.13)	(0.03)	—		(0.16)	(0.02)
Net realized gains	(3.70)		—	—	(1.99)		—	—
Total distributions	(3.72)		(0.13)	(0.03)	(1.99)		(0.16)	(0.02)
Net asset value, end of period/year	$16.88		$19.22	$16.95	$13.41		$14.63	$14.29
Total return (D)	7.94	%(E)	14.25%	26.62%	7.04	%(C)	3.44%	11.32	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$469,343		$459,677	$447,645	$420,504		$77,197	$83,766
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20	%(F)	1.27%	1.36%	1.39%		1.66%	1.72	%(F)
Including waiver and/or reimbursement and recapture	1.20	%(F)	1.27%	1.36%	1.47%		1.52%	1.52	%(F)
Net investment income (loss) to average net assets	0.11	%(F)	0.13%	0.49%	0.08%		(0.42)%	1.14	%(F)
Portfolio turnover rate	19	%(E)	111%	55%	80%		141%	79	%(E)

(A)	Commenced operations on November 13, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica US Growth
	Class B
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$18.85		$16.64	$13.25	$14.57		$14.22	$12.85
Investment operations:
Net investment income (loss) (B)	(0.07)		(0.13)	(0.05)	(0.09)		(0.16)	0.06
Net realized and unrealized gain (loss)	1.33		2.34	3.44	0.76	(C)	0.55	1.32
Total investment operations	1.26		2.21	3.39	0.67		0.39	1.38
Distributions:
Net investment income	—		—	—	—	(D)	(0.04)	(0.01)
Net realized gains	(3.70)		—	—	(1.99)		—	—
Total distributions	(3.70)		—	—	(1.99)		(0.04)	(0.01)
Net asset value, end of period/year	$16.41		$18.85	$16.64	$13.25		$14.57	$14.22
Total return (E)	7.38	%(F)	13.28%	25.59%	6.29	%(C)	2.71%	10.68	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,915		$16,421	$19,658	$20,668		$5,420	$7,375
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.11	%(G)	2.11%	2.17%	2.19%		2.30%	2.44	%(G)
Including waiver and/or reimbursement and recapture	2.15	%(G)	2.17%	2.17%	2.17%		2.17%	2.17	%(G)
Net investment income (loss) to average net assets	(0.83	)%(G)	(0.76)%	(0.31)%	(0.63)%		(1.07)%	0.40	%(G)
Portfolio turnover rate	19	%(F)	111%	55%	80%		141%	79	%(F)

(A)	Commenced operations on November 13, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica US Growth
	Class C
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$18.82		$16.61	$13.22	$14.55		$14.22	$12.85
Investment operations:
Net investment income (loss) (B)	(0.06)		(0.12)	(0.05)	(0.08)		(0.16)	0.06
Net realized and unrealized gain (loss)	1.34		2.34	3.44	0.74	(C)	0.55	1.32
Total investment operations	1.28		2.22	3.39	0.66		0.39	1.38
Distributions:
Net investment income	—		(0.01)	—	—	(D)	(0.06)	(0.01)
Net realized gains	(3.70)		—	—	(1.99)		—	—
Total distributions	(3.70)		(0.01)	—	(1.99)		(0.06)	(0.01)
Net asset value, end of period/year	$16.40		$18.82	$16.61	$13.22		$14.55	$14.22
Total return (E)	7.51	%(F)	13.37%	25.64%	6.22	%(C)	2.72%	10.68	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$50,190		$49,041	$47,397	$42,637		$13,393	$15,013
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.99	%(G)	2.05%	2.14%	2.16%		2.25%	2.31	%(G)
Including waiver and/or reimbursement and recapture	1.99	%(G)	2.05%	2.16%	2.17%		2.17%	2.17	%(G)
Net investment income (loss) to average net assets	(0.68	)%(G)	(0.65)%	(0.32)%	(0.63)%		(1.07)%	0.48	%(G)
Portfolio turnover rate	19	%(F)	111%	55%	80%		141%	79	%(F)

(A)	Commenced operations on November 13, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica US Growth
Class I
April 30, 2015 (unaudited)	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value, beginning of period/year	$19.49	$17.19	$13.60	$14.74	$14.41	$12.65
Investment operations:
Net investment income (loss) (B)	0.04	0.09	0.15	0.09	—	(C)	0.26
Net realized and unrealized gain (loss)	1.39	2.41	3.54	0.76	(D)	0.56	1.53
Total investment operations	1.43	2.50	3.69	0.85	0.56	1.79
Distributions:
Net investment income	(0.09)	(0.20)	(0.10)	—	(0.23)	(0.03)
Net realized gains	(3.70)	—	—	(1.99)	—	—
Total distributions	(3.79)	(0.20)	(0.10)	(1.99)	(0.23)	(0.03)
Net asset value, end of period/year	$17.13	$19.49	$17.19	$13.60	$14.74	$14.41
Total return (E)	8.11	%(F)	14.67%	27.16%	7.62	%(D)	3.82%	14.16	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$194,958	$212,866	$249,718	$310,170	$1,127	$421
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86	%(G)	0.90%	0.91%	0.90%	1.15%	1.81	%(G)
Including waiver and/or reimbursement and recapture	0.86	%(G)	0.90%	0.91%	0.90%	1.17%	1.17	%(G)
Net investment income (loss) to average net assets	0.45	%(G)	0.51%	0.97%	0.67%	0.01%	2.14	%(G)
Portfolio turnover rate	19	%(F)	111%	55%	80%	141%	79	%(F)

(A)	Commenced operations on November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica US Growth
	Class I2
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012		October 31, 2011	October 31, 2010 (A) (B)
Net asset value, beginning of period/year	$19.48		$17.17	$13.59	$14.73		$14.38	$12.85
Investment operations:
Net investment income (loss) (C)	0.05		0.12	0.16	0.10		0.04	0.26
Net realized and unrealized gain (loss)	1.38		2.42	3.54	0.77	(D)	0.57	1.30
Total investment operations	1.43		2.54	3.70	0.87		0.61	1.56
Distributions:
Net investment income	(0.12)		(0.23)	(0.12)	(0.02)		(0.26)	(0.03)
Net realized gains	(3.70)		—	—	(1.99)		—	—
Total distributions	(3.82)		(0.23)	(0.12)	(2.01)		(0.26)	(0.03)
Net asset value, end of period/year	$17.09		$19.48	$17.17	$13.59		$14.73	$14.38
Total return (E)	8.12	%(F)	14.91%	27.26%	7.79	%(D)	4.19%	12.12	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$373,599		$370,161	$555,040	$577,540		$291,409	$358,714
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73	%(G)	0.77%	0.79%	0.78%		0.80%	0.81	%(G)
Including waiver and/or reimbursement and recapture	0.73	%(G)	0.77%	0.79%	0.78%		0.80%	0.81	%(G)
Net investment income (loss) to average net assets	0.58	%(G)	0.66%	1.08%	0.75%		0.30%	2.02	%(G)
Portfolio turnover rate	19	%(F)	111%	55%	80%		141%	79	%(F)

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Commenced operations on November 13, 2009.
(C)	Calculated based on average number of shares outstanding.
(D)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the periods and years indicated:	Transamerica US Growth
	Class T
	April 30, 2015 (unaudited)		October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$41.55		$36.39	$28.69	$28.70
Investment operations:
Net investment income (loss) (B)	0.10		0.21	0.30	0.14
Net realized and unrealized gain (loss)	3.12		5.14	7.49	(0.15	)(C)
Total investment operations	3.22		5.35	7.79	(0.01)
Distributions:
Net investment income	(0.08)		(0.19)	(0.09)	—
Net realized gains	(3.70)		—	—	—
Total distributions	(3.78)		(0.19)	(0.09)	—
Net asset value, end of period/year	$40.99		$41.55	$36.39	$28.69
Total return (D)	8.11	%(E)	14.74%	27.16%	(0.04	)%(C),(E)
Ratios and supplemental data:
Net assets end of period/year (000’s)	$105,213		$101,029	$94,866	$81,976
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82	%(F)	0.87%	0.91%	0.90	%(F)
Including waiver and/or reimbursement and recapture	0.82	%(F)	0.87%	0.91%	0.90	%(F)
Net investment income (loss) to average net assets	0.49	%(F)	0.53%	0.93%	0.65	%(F)
Portfolio turnover rate	19	%(E)	111%	55%	80	%(E)

(A)	Commenced operations on February 10, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS

At April 30, 2015

(unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are a series of the Trust and are listed below. Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. Effective November 1, 2013, Class B shares are no longer available to existing investors except for exchanges, and dividend and capital gains reinvestment.

Fund	Class
Transamerica Capital Growth	A,B,C,I,I2
Transamerica Concentrated Growth	A,C,I,I2
Transamerica Dividend Focused	A,C,I,I2
Transamerica Emerging Markets Debt	A,C,I,I2
Transamerica Emerging Markets Equity	A,C,I,I2
Transamerica Enhanced Muni	A,C,I
Transamerica Flexible Income	A,B,C,I,I2
Transamerica Floating Rate	A,C,I,I2
Transamerica Global Bond	A,C,I,I2
Transamerica Global Equity	A,B,C,I,I2
Transamerica Growth Opportunities	A,B,C,I,I2
Transamerica High Yield Bond	A,B,C,I,I2
Transamerica High Yield Muni	A,C,I
Transamerica Income & Growth	A,C,I,I2
Transamerica Inflation Opportunities	A,C,I,I2
Transamerica International Equity	A,C,I,I2
Transamerica International Small Cap Value (A)	I,I2
Transamerica Large Cap Value	A,C,I,I2
Transamerica Mid Cap Growth	A,C,I,I2
Transamerica Mid Cap Value Opportunities	A,C,I,I2
Transamerica MLP & Energy Income	A,C,I,I2
Transamerica Money Market	A,B,C,I,I2
Transamerica Multi-Managed Balanced	A,B,C,I
Transamerica Opportunistic Allocation	A,C,I
Transamerica Short-Term Bond	A,C,I,I2
Transamerica Small Cap Core	A,C,I,I2
Transamerica Small Cap Growth	A,C,I,I2
Transamerica Small Cap Value	A,C,I,I2
Transamerica Small/Mid Cap Value	A,B,C,I,I2
Transamerica Strategic High Income	A,C,I,I2
Transamerica Tactical Allocation	A,C,I
Transamerica Tactical Income	A,C,I
Transamerica Tactical Rotation	A,C,I
Transamerica Unconstrained Bond (B)	I,I2
Transamerica US Growth	A,B,C,I,I2,T

(A)	Fund closed to new investors on November 28, 2014.
(B)	Fund commenced operations on December 8, 2014.

Transamerica Emerging Markets Debt, Transamerica High Yield Muni and Transamerica MLP & Energy Income are “non-diversified” Funds, as defined under the 1940 Act.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Funds. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of each Fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Fund employing a combination of

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 1. (continued)

quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Funds by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to each Fund. TFS’s supervisory and administrative services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Funds by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of each Fund’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and their dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Funds. State Street performs back office services to support TFS, including furnishing financial and performance information about the Funds for inclusion in regulatory filings and trustees’ and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Funds, as numerated within the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately in the Statements of Operations. Income from loaned securities in the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 1. (continued)

The value of loaned securities and related collateral outstanding at April 30, 2015, if any, are shown on a gross basis in the Schedule of Investments and Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and its counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at April 30, 2015.

Open repurchase agreements at April 30, 2015, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Funds may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the period, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts and foreign cash overdrafts are reflected in Custody fees and Interest income within the Statements of Operations, respectively.

Forward foreign currency contracts: The Funds are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds, with the exception of Transamerica Money Market (“Money Market”), enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the over-the-counter (“OTC”) inter-bank currency dealer market. The fair value of OTC derivative instruments, collateral received/pledged and net assets exposure by counterparty is disclosed within the Risk Exposures and the Use of Derivative Instruments section of the notes.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 1. (continued)

Open forward foreign currency contracts at April 30, 2015, if any, are listed in the Schedule of Investments.

Option contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of Money Market, enter into option contracts to manage exposure to various market fluctuations. The Funds purchase or write put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp. The fair value of OTC derivative instruments, collateral received/pledged and net assets exposure by counterparty is disclosed within the Risk Exposures and the Use of Derivative Instruments section of the notes.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Funds write a covered call or put option, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Foreign currency options: The Funds may purchase or write foreign currency options. Purchasing foreign currency options gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Open option contracts at April 30, 2015, if any, are included within the Schedule of Investments.

Transactions in written options at April 30, 2015 are as follows:

	Call Options
Transamerica MLP & Energy Income	Amount of Premiums	Number of Contracts
Balance at October 31, 2014	$82,292	675
Options written	691,067	6,150
Options closed	(308,259)	(2,750)
Options expired	(257,301)	(1,750)
Options exercised	(135,521)	(1,175)
Balance at April 30, 2015	$72,278	1,150

Futures contracts: The Funds are subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of Money Market, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 1. (continued)

the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at April 30, 2015, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statements of Assets and Liabilities.

Loan participations and assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Funds, with the exception of Money Market, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Funds that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Funds have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Unfunded commitments represent the remaining obligation of the Funds to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked-to-market and any unrealized gains and losses are recorded in the Statements of Assets and Liabilities.

At April 30, 2015, the following Fund had unfunded loan commitments which could be extended at the option of the borrower:

Transamerica Floating Rate	Commitment	Unrealized Appreciation (Depreciation)
Peninsula Gaming LLC	$5,678	$16

Open loan participations and assignments at April 30, 2015, if any, are included within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuation.

TBA commitments held at April 30, 2015, if any, are identified in the Schedule of Investments. Open balances at April 30, 2015, if any, are included in the payable or receivable for investments purchased or sold in the Statements of Assets and Liabilities.

When-Issued, forward delivery securities and delayed-delivery settlements: The Funds may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 1. (continued)

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

When-issued securities or delayed-delivery securities held at April 30, 2015, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statements of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at April 30, 2015, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statements of Operations with a corresponding adjustment to cost.

Payment in-kind securities (“PIKs”): PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable in the Statements of Assets and Liabilities.

PIKs held at April 30, 2015, if any, are identified in the Schedule of Investments.

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at April 30, 2015, if any, are identified in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 1. (continued)

Commissions recaptured for the period ended April 30, 2015, are included in Net realized gain (loss) in the Statements of Operations and are summarized as follows:

Fund	Commissions Recaptured
Transamerica Capital Growth	$3,550
Transamerica Concentrated Growth	26,863
Transamerica Dividend Focused	16,918
Transamerica Growth Opportunities	12,340
Transamerica International Equity	1,463
Transamerica International Small Cap Value	55
Transamerica Large Cap Value	7,735
Transamerica Mid Cap Value Opportunities	15,080
Transamerica MLP & Energy Income	263
Transamerica Multi-Managed Balanced	1,405
Transamerica Small Cap Growth	8,498
Transamerica Small Cap Value	90,467
Transamerica Small/Mid Cap Value	123,042
Transamerica Strategic High Income	774
Transamerica US Growth	3,161

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at April 30, 2015, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Funds’ investments, at April 30, 2015, is disclosed in the Security Valuation section of each Fund’s Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds: Investment companies are valued at the NAV of the underlying funds. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds (“ETF”) are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 2. (continued)

the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Funds’ Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 2. (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TAM, the Funds’ investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

As of April 30, 2015, Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of Transamerica Flexible Income, Transamerica Floating Rate, Transamerica High Yield Bond, Transamerica Money Market, Transamerica Multi-Managed Balanced, Transamerica Opportunistic Allocation, Transamerica Short-Term Bond, Transamerica Tactical Allocation, Transamerica Tactical Income, and Transamerica Tactical Rotation.

TFS is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

The following schedule reflects the percentage of each Fund’s assets owned by affiliated investment companies at April 30, 2015:

Transamerica Capital Growth	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$24,321,501	1.81%
Transamerica Asset Allocation – Conservative VP	34,096,521	2.54
Transamerica Asset Allocation – Growth Portfolio	94,248,292	7.01
Transamerica Asset Allocation – Growth VP	125,098,265	9.31
Transamerica Asset Allocation – Moderate Growth Portfolio	140,464,730	10.45
Transamerica Asset Allocation – Moderate Growth VP	285,417,289	21.23
Transamerica Asset Allocation – Moderate Portfolio	65,315,847	4.86
Transamerica Asset Allocation – Moderate VP	198,588,113	14.78
Transamerica Voya Balanced Allocation VP	392,697	0.03
Transamerica Voya Conservative Allocation VP	189,319	0.01
Transamerica Voya Moderate Growth Allocation VP	1,062,094	0.08
Total	$969,194,668	72.11%

Transamerica Concentrated Growth
Transamerica Asset Allocation – Conservative Portfolio	$23,950,184	5.28%
Transamerica Asset Allocation – Conservative VP	68,037,042	15.01
Transamerica Asset Allocation – Growth Portfolio	87,277,388	19.26
Transamerica Asset Allocation – Moderate Growth Portfolio	128,356,782	28.32
Transamerica Asset Allocation – Moderate Portfolio	66,475,254	14.67
Transamerica Asset Allocation – Moderate VP	38,919,761	8.59
Transamerica Voya Balanced Allocation VP	73,199	0.02
Transamerica Voya Conservative Allocation VP	8,182	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	38,041	0.01
Total	$413,135,833	91.16%

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

Transamerica Dividend Focused	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$56,972,013	5.99%
Transamerica Asset Allocation – Growth Portfolio	223,410,371	23.50
Transamerica Asset Allocation – Moderate Growth Portfolio	324,026,344	34.09
Transamerica Asset Allocation – Moderate Growth VP	40,252,251	4.24
Transamerica Asset Allocation – Moderate Portfolio	155,105,579	16.32
Total	$799,766,558	84.14%

Transamerica Emerging Markets Debt
Transamerica Asset Allocation – Conservative Portfolio	$13,499,103	1.94%
Transamerica Asset Allocation – Moderate Growth Portfolio	15,496,462	2.23
Transamerica Asset Allocation – Moderate Growth VP	51,996,678	7.48
Transamerica Asset Allocation – Moderate Portfolio	27,296,310	3.92
Transamerica Multi-Manager Alternative Strategies Portfolio	10,233,313	1.47
Transamerica Multi-Manager Alternative Strategies VP	31,724	0.00	(A)
Total	$118,553,590	17.04%

Transamerica Emerging Markets Equity
Transamerica Asset Allocation – Conservative Portfolio	$6,477,487	1.76%
Transamerica Asset Allocation – Conservative VP	15,639,340	4.25
Transamerica Asset Allocation – Growth Portfolio	39,946,869	10.85
Transamerica Asset Allocation – Growth VP	44,989,958	12.22
Transamerica Asset Allocation – Moderate Growth Portfolio	54,191,636	14.72
Transamerica Asset Allocation – Moderate Growth VP	88,206,775	23.95
Transamerica Asset Allocation – Moderate Portfolio	28,089,419	7.63
Transamerica Asset Allocation – Moderate VP	58,127,789	15.78
Transamerica International Moderate Growth VP	18,618,866	5.05
Transamerica Voya Balanced Allocation VP	253,992	0.07
Transamerica Voya Conservative Allocation VP	65,382	0.02
Transamerica Voya Moderate Growth Allocation VP	216,425	0.06
Total	$354,823,938	96.36%

Transamerica Flexible Income
Transamerica Asset Allocation – Conservative Portfolio	$20,225,268	2.65%
Transamerica Asset Allocation – Conservative VP	60,989,998	7.97
Transamerica Asset Allocation – Moderate Growth Portfolio	49,394,211	6.46
Transamerica Asset Allocation – Moderate Growth VP	133,197,650	17.42
Transamerica Asset Allocation – Moderate Portfolio	62,240,132	8.14
Transamerica Asset Allocation – Moderate VP	235,394,057	30.79
Transamerica Voya Balanced Allocation VP	98,619	0.01
Transamerica Voya Conservative Allocation VP	14,842	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	38,419	0.01
Total	$561,593,196	73.45%

Transamerica Floating Rate
Transamerica Asset Allocation – Conservative Portfolio	$4,787,123	1.74%
Transamerica Asset Allocation – Conservative VP	27,232,689	9.87
Transamerica Asset Allocation – Moderate Growth Portfolio	7,630,465	2.77
Transamerica Asset Allocation – Moderate Growth VP	72,643,710	26.34
Transamerica Asset Allocation – Moderate Portfolio	8,016,154	2.91
Transamerica Asset Allocation – Moderate VP	135,218,429	49.03
Transamerica International Moderate Growth VP	9,365,246	3.39
Transamerica Voya Balanced Allocation VP	209,782	0.08
Transamerica Voya Conservative Allocation VP	26,437	0.01
Transamerica Voya Moderate Growth Allocation VP	108,913	0.04
Total	$265,238,948	96.18%

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

Transamerica Global Bond	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Moderate Growth VP	$50,196,097	98.35%
Total	$50,196,097	98.35%

Transamerica Global Equity
Transamerica Asset Allocation – Moderate Growth VP	$55,632,184	17.83%
Transamerica Asset Allocation – Moderate VP	61,701,149	19.78
Transamerica International Moderate Growth VP	29,662,275	9.51
Transamerica Voya Balanced Allocation VP	73,996	0.02
Transamerica Voya Conservative Allocation VP	9,845	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	44,876	0.01
Total	$147,124,325	47.15%

Transamerica Growth Opportunities
Transamerica Asset Allocation – Conservative Portfolio	$16,787,684	2.32%
Transamerica Asset Allocation – Conservative VP	16,940,824	2.34
Transamerica Asset Allocation – Growth Portfolio	56,117,789	7.76
Transamerica Asset Allocation – Growth VP	57,714,631	7.98
Transamerica Asset Allocation – Moderate Growth Portfolio	101,474,438	14.02
Transamerica Asset Allocation – Moderate Growth VP	139,648,340	19.30
Transamerica Asset Allocation – Moderate Portfolio	51,691,251	7.14
Transamerica Asset Allocation – Moderate VP	98,628,827	13.63
Transamerica Voya Balanced Allocation VP	142,393	0.02
Transamerica Voya Conservative Allocation VP	17,471	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	74,134	0.01
Total	$539,237,782	74.52%

Transamerica High Yield Bond
Transamerica Asset Allocation – Conservative Portfolio	$21,487,729	1.78%
Transamerica Asset Allocation – Conservative VP	47,795,695	3.97
Transamerica Asset Allocation – Growth VP	68,807,778	5.71
Transamerica Asset Allocation – Moderate Growth Portfolio	38,969,819	3.23
Transamerica Asset Allocation – Moderate Growth VP	303,210,820	25.15
Transamerica Asset Allocation – Moderate Portfolio	32,261,461	2.68
Transamerica Asset Allocation – Moderate VP	202,114,898	16.76
Transamerica International Moderate Growth VP	40,900,362	3.39
Transamerica Multi-Manager Alternative Strategies Portfolio	12,497,502	1.04
Transamerica Multi-Manager Alternative Strategies VP	43,147	0.00	(A)
Transamerica Voya Balanced Allocation VP	209,234	0.02
Transamerica Voya Conservative Allocation VP	26,328	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	108,870	0.01
Total	$768,433,643	63.74%

Transamerica Income & Growth
Transamerica Asset Allocation – Conservative VP	$22,127,023	2.97%
Transamerica Asset Allocation – Moderate Growth VP	118,850,738	15.96
Transamerica Asset Allocation – Moderate VP	285,186,830	38.29
Transamerica International Moderate Growth VP	53,247,217	7.15
Total	$479,411,808	64.37%

Transamerica Inflation Opportunities
Transamerica Asset Allocation – Conservative Portfolio	$44,940,891	18.32%
Transamerica Asset Allocation – Moderate Growth Portfolio	55,287,267	22.54
Transamerica Asset Allocation – Moderate Portfolio	60,842,255	24.80
Transamerica Asset Allocation – Moderate VP	50,495,729	20.59
Transamerica Multi-Manager Alternative Strategies Portfolio	4,024,942	1.64
Transamerica Multi-Manager Alternative Strategies VP	12,578	0.01
Total	$215,603,662	87.90%

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

Transamerica International Equity	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$12,395,450	0.75%
Transamerica Asset Allocation – Conservative VP	16,141,316	0.98
Transamerica Asset Allocation – Growth Portfolio	63,363,201	3.84
Transamerica Asset Allocation – Growth VP	21,728,738	1.32
Transamerica Asset Allocation – Moderate Growth Portfolio	79,895,201	4.85
Transamerica Asset Allocation – Moderate Growth VP	138,925,179	8.43
Transamerica Asset Allocation – Moderate Portfolio	47,074,340	2.85
Transamerica Asset Allocation – Moderate VP	119,213,457	7.23
Transamerica International Moderate Growth VP	61,781,244	3.75
Total	$560,518,126	34.00%

Transamerica International Small Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$4,357,815	0.50%
Transamerica Asset Allocation – Conservative VP	23,325,695	2.69
Transamerica Asset Allocation – Growth Portfolio	18,271,877	2.11
Transamerica Asset Allocation – Growth VP	18,654,688	2.15
Transamerica Asset Allocation – Moderate Growth Portfolio	33,896,460	3.91
Transamerica Asset Allocation – Moderate Growth VP	182,848,176	21.10
Transamerica Asset Allocation – Moderate Portfolio	14,323,392	1.65
Transamerica Asset Allocation – Moderate VP	153,069,107	17.66
Transamerica International Moderate Growth VP	85,910,991	9.91
Total	$534,658,201	61.68%

Transamerica Large Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$58,045,567	3.11%
Transamerica Asset Allocation – Conservative VP	90,377,870	4.84
Transamerica Asset Allocation – Growth Portfolio	231,197,453	12.38
Transamerica Asset Allocation – Growth VP	96,959,257	5.19
Transamerica Asset Allocation – Moderate Growth Portfolio	330,183,968	17.69
Transamerica Asset Allocation – Moderate Growth VP	408,211,346	21.86
Transamerica Asset Allocation – Moderate Portfolio	156,637,936	8.39
Transamerica Asset Allocation – Moderate VP	403,744,095	21.62
Transamerica Voya Balanced Allocation VP	78,141	0.01
Transamerica Voya Conservative Allocation VP	10,442	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	41,225	0.00	(A)
Total	$1,775,487,300	95.09%

Transamerica Mid Cap Growth
Transamerica Asset Allocation – Conservative VP	$30,475,396	11.48%
Transamerica Asset Allocation – Growth VP	60,499,480	22.79
Transamerica Asset Allocation – Moderate Growth VP	69,075,687	26.03
Transamerica Asset Allocation – Moderate VP	101,982,782	38.42
Transamerica Voya Balanced Allocation VP	740,658	0.28
Transamerica Voya Conservative Allocation VP	43,473	0.02
Transamerica Voya Moderate Growth Allocation VP	650,474	0.25
Total	$263,467,950	99.27%

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

Transamerica Mid Cap Value Opportunities	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$4,596,733	0.97%
Transamerica Asset Allocation – Conservative VP	15,133,809	3.19
Transamerica Asset Allocation – Growth Portfolio	32,597,119	6.87
Transamerica Asset Allocation – Growth VP	79,738,655	16.81
Transamerica Asset Allocation – Moderate Growth Portfolio	50,907,934	10.73
Transamerica Asset Allocation – Moderate Growth VP	142,605,664	30.06
Transamerica Asset Allocation – Moderate Portfolio	23,248,554	4.90
Transamerica Asset Allocation – Moderate VP	97,982,143	20.65
Transamerica Voya Balanced Allocation VP	72,320	0.01
Transamerica Voya Conservative Allocation VP	9,676	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	37,624	0.01
Total	$446,930,231	94.20%

Transamerica MLP & Energy Income
Transamerica Asset Allocation – Conservative VP	$2,743,140	0.38%
Transamerica Asset Allocation – Growth VP	15,262,782	2.10
Transamerica Asset Allocation – Moderate Growth VP	197,344,588	27.15
Transamerica Asset Allocation – Moderate VP	240,424,835	33.07
Transamerica Multi-Manager Alternative Strategies Portfolio	47,024,059	6.47
Transamerica Multi-Manager Alternative Strategies VP	160,341	0.02
Total	$502,959,745	69.19%

Transamerica Money Market
Transamerica Asset Allocation – Conservative VP	$473,164	0.32%
Transamerica Asset Allocation – Growth Portfolio	60,301	0.04
Transamerica Asset Allocation – Moderate Growth VP	32,216	0.02
Transamerica Asset Allocation – Moderate VP	23,556,903	15.91
Transamerica International Moderate Growth VP	21,073	0.02
Total	$24,143,657	16.31%

Transamerica Short-Term Bond
Transamerica Asset Allocation – Conservative Portfolio	$71,425,388	1.89%
Transamerica Asset Allocation – Conservative VP	228,658,576	6.04
Transamerica Asset Allocation – Moderate Growth Portfolio	61,644,844	1.63
Transamerica Asset Allocation – Moderate Growth VP	591,585	0.02
Transamerica Asset Allocation – Moderate Portfolio	99,863,435	2.64
Transamerica Asset Allocation – Moderate VP	666,104,889	17.59
Transamerica BlackRock Tactical Allocation VP	23,930,228	0.63
Transamerica International Moderate Growth VP	26,255,414	0.69
Transamerica Madison Balanced Allocation VP	3,950,689	0.11
Transamerica Madison Conservative Allocation VP	3,375,520	0.09
Transamerica Multi-Manager Alternative Strategies Portfolio	22,860,903	0.60
Transamerica Multi-Manager Alternative Strategies VP	78,164	0.00	(A)
Transamerica Voya Balanced Allocation VP	97,804	0.00	(A)
Transamerica Voya Conservative Allocation VP	14,743	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	44,846	0.00	(A)
Total	$1,208,897,028	31.93%

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

Transamerica Small Cap Core	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$5,489,474	2.10%
Transamerica Asset Allocation – Conservative VP	11,183,333	4.29
Transamerica Asset Allocation – Growth Portfolio	4,690,141	1.80
Transamerica Asset Allocation – Growth VP	18,332,101	7.03
Transamerica Asset Allocation – Moderate Growth Portfolio	19,477,209	7.47
Transamerica Asset Allocation – Moderate Growth VP	87,999,069	33.73
Transamerica Asset Allocation – Moderate Portfolio	10,931,883	4.19
Transamerica Asset Allocation – Moderate VP	101,207,610	38.79
Transamerica Voya Balanced Allocation VP	72,051	0.03
Transamerica Voya Conservative Allocation VP	8,012	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	37,555	0.01
Total	$259,428,438	99.44%

Transamerica Small Cap Growth
Transamerica Asset Allocation – Conservative Portfolio	$6,880,313	1.27%
Transamerica Asset Allocation – Conservative VP	36,484,454	6.74
Transamerica Asset Allocation – Growth Portfolio	35,078,331	6.48
Transamerica Asset Allocation – Growth VP	28,547,110	5.28
Transamerica Asset Allocation – Moderate Growth Portfolio	25,495,840	4.71
Transamerica Asset Allocation – Moderate Growth VP	182,676,700	33.76
Transamerica Asset Allocation – Moderate Portfolio	15,560,499	2.88
Transamerica Asset Allocation – Moderate VP	196,606,782	36.33
Transamerica Voya Balanced Allocation VP	72,052	0.01
Transamerica Voya Conservative Allocation VP	7,987	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	37,986	0.01
Total	$527,448,054	97.47%

Transamerica Small Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$847,811	0.17%
Transamerica Asset Allocation – Conservative VP	27,736,258	5.47
Transamerica Asset Allocation – Growth Portfolio	35,066,292	6.92
Transamerica Asset Allocation – Moderate Growth Portfolio	27,785,774	5.48
Transamerica Asset Allocation – Moderate Growth VP	177,663,700	35.05
Transamerica Asset Allocation – Moderate Portfolio	14,908,609	2.94
Transamerica Asset Allocation – Moderate VP	211,090,218	41.65
Transamerica Voya Balanced Allocation VP	73,019	0.01
Transamerica Voya Conservative Allocation VP	8,091	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	38,224	0.01
Total	$495,217,996	97.70%

Transamerica Unconstrained Bond
Transamerica Asset Allocation – Moderate VP	$51,293,809	98.28%
Transamerica Voya Balanced Allocation VP	480,738	0.92
Transamerica Voya Conservative Allocation VP	105,556	0.20
Transamerica Voya Moderate Growth Allocation VP	44,888	0.09
Total	$51,924,991	99.49%

Transamerica US Growth
Transamerica Asset Allocation – Conservative Portfolio	$26,106,306	2.16%
Transamerica Asset Allocation – Growth Portfolio	100,975,813	8.37
Transamerica Asset Allocation – Moderate Growth Portfolio	150,633,622	12.49
Transamerica Asset Allocation – Moderate Portfolio	68,629,203	5.69
Total	$346,344,944	28.71%

(A)	Percentage rounds to less than 0.01%.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

Investment advisory fees: The Funds pay management fees to TAM based on daily Average Net Assets (“ANA”) at the following breakpoints and rates:

Fund	Rate
Transamerica Capital Growth
First $500 million	0.8000%
Over $500 million	0.6750
Transamerica Concentrated Growth
First $650 million	0.6500
Over $650 million up to $1.15 billion	0.6300
Over $1.15 billion	0.5750
Transamerica Dividend Focused
First $200 million	0.7500
Over $200 million up to $500 million	0.6500
Over $500 million	0.6000
Transamerica Emerging Markets Debt
First $400 million	0.6000
Over $400 million	0.5800
Transamerica Emerging Markets Equity
First $250 million	0.9500
Over $250 million up to $500 million	0.9300
Over $500 million	0.9000
Transamerica Enhanced Muni
First $150 million	0.4400
Over $150 million up to $350 million	0.4200
Over $350 million up to $650 million	0.4100
Over $650 million up to $1 billion	0.3900
Over $1 billion	0.3600
Transamerica Flexible Income
First $250 million	0.4750
Over $250 million up to $350 million	0.4250
Over $350 million	0.4000
Transamerica Floating Rate
First $1 billion	0.6100
Over $1 billion up to $1.5 billion	0.5900
Over $1.5 billion up to $2 billion	0.5700
Over $2 billion	0.5600
Transamerica Global Bond
First $750 million	0.5400
Over $750 million up to $1.5 billion	0.5200
Over $1.5 billion	0.5100
Transamerica Global Equity
First $250 million	0.8100
Over $250 million up to $500 million	0.8000
Over $500 million up to $1 billion	0.7900
Over $1 billion up to $2 billion	0.7800
Over $2 billion up to $2.5 billion	0.7650
Over $2.5 billion	0.7600
Transamerica Growth Opportunities
First $250 million	0.8000
Over $250 million up to $500 million	0.7500
Over $500 million	0.7000

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

Fund	Rate
Transamerica High Yield Bond
First $1.25 billion	0.5500%
Over $1.25 billion up to $2 billion	0.5250
Over $2 billion	0.5000
Transamerica High Yield Muni
First $500 million	0.5100
Over $500 million up to $1 billion	0.5000
Over $1 billion	0.4700
Transamerica Income & Growth
First $500 million	0.6700
Over $500 million up to $1 billion	0.6500
Over $1 billion up to $1.5 billion	0.6300
Over $1.5 billion	0.6000
Transamerica Inflation Opportunities
First $200 million	0.5500
Over $200 million up to $500 million	0.5400
Over $500 million	0.5100
Transamerica International Equity
First $500 million	0.7400
Over $500 million up to $1 billion	0.7200
Over $1 billion up to $2 billion	0.6900
Over $2 billion	0.6600
Transamerica International Small Cap Value
First $300 million	0.9250
Over $300 million up to $750 million	0.9000
Over $750 million	0.8500
Transamerica Large Cap Value
First $750 million	0.6500
Over $750 million up to $1 billion	0.6200
Over $1 billion	0.6000
Transamerica Mid Cap Growth
First $1 billion	0.7200
Over $1 billion	0.7000
Transamerica Mid Cap Value Opportunities
First $750 million	0.6700
Over $750 million up to $1.5 billion	0.6650
Over $1.5 billion up to $2 billion	0.6550
Over $2 billion	0.6475
Transamerica MLP & Energy Income
First $250 million	1.1000
Over $250 million up to $500 million	1.0500
Over $500 million up to $1 billion	0.9800
Over $1 billion up to $2 billion	0.8800
Over $2 billion	0.8200
Transamerica Money Market	0.4000
Transamerica Multi-Managed Balanced
First $1 billion	0.6500
Over $1 billion	0.6000
Transamerica Opportunistic Allocation
First $250 million	0.4200
Over $250 million up to $1 billion	0.4000
Over $1 billion	0.3800

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

Fund	Rate
Transamerica Short-Term Bond
First $250 million	0.5500%
Over $250 million up to $500 million	0.5000
Over $500 million up to $1 billion	0.4750
Over $1 billion	0.4500
Transamerica Small Cap Core
First $300 million	0.8000
Over $300 million	0.7700
Transamerica Small Cap Growth
First $300 million	0.8400
Over $300 million	0.8000
Transamerica Small Cap Value
First $250 million	0.8600
Over $250 million	0.8400
Transamerica Small/Mid Cap Value
First $500 million	0.8000
Over $500 million	0.7500
Transamerica Strategic High Income
First $600 million	0.6600
Over $600 million up to $1 billion	0.6300
Over $1 billion up to $2 billion	0.6000
Over $2 billion	0.5850
Transamerica Tactical Allocation
First $250 million	0.5500
Over $250 million up to $500 million	0.5400
Over $500 million up to $1.5 billion	0.5300
Over $1.5 billion up to $2.5 billion	0.5200
Over $2.5 billion	0.5100
Transamerica Tactical Income
First $1 billion	0.4700
Over $1 billion up to $2 billion	0.4500
Over $2 billion	0.4300
Transamerica Tactical Rotation
First $250 million	0.5500
Over $250 million up to $500 million	0.5400
Over $500 million up to $1.5 billion	0.5300
Over $1.5 billion up to $2.5 billion	0.5200
Over $2.5 billion	0.5100
Transamerica Unconstrained Bond
First $1 billion	0.6400
Over $1 billion up to $2 billion	0.6250
Over $2 billion	0.6200
Transamerica US Growth
First $150 million	0.7000
Over $150 million up to $650 million	0.6700
Over $650 million up to $1.15 billion	0.6500
Over $1.15 billion up to $2 billion	0.6250
Over $2 billion up to $3 billion	0.6100
Over $3 billion up to $4 billion	0.6000
Over $4 billion	0.5800

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual limit:

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Transamerica Capital Growth	1.20%	March 1, 2016
Transamerica Concentrated Growth	0.95	March 1, 2016
Transamerica Dividend Focused	0.90	March 1, 2016
Transamerica Emerging Markets Debt	1.00	March 1, 2016
Transamerica Emerging Markets Equity
Effective March 1, 2015	1.50	March 1, 2016
Prior to March 1, 2015	1.60
Transamerica Enhanced Muni	0.71	March 1, 2016
Transamerica Flexible Income
Effective March 1, 2015	0.85	March 1, 2016
Prior to March 1, 2015	1.00
Transamerica Floating Rate	0.80	March 1, 2016
Transamerica Global Bond	0.75	March 1, 2016
Transamerica Global Equity	1.10	March 1, 2016
Transamerica Growth Opportunities	1.40	March 1, 2016
Transamerica High Yield Bond	0.95	March 1, 2016
Transamerica High Yield Muni	0.76	March 1, 2016
Transamerica Income & Growth	0.93	March 1, 2016
Transamerica Inflation Opportunities	0.75	March 1, 2016
Transamerica International Equity
Effective March 1, 2015	1.10	March 1, 2016
Prior to March 1, 2015	1.15
Transamerica International Small Cap Value	1.22	March 1, 2016
Transamerica Large Cap Value
Effective March 1, 2015	0.95	March 1, 2016
Prior to March 1, 2015	1.00
Transamerica Mid Cap Growth	1.05	March 1, 2016
Transamerica Mid Cap Value Opportunities	0.95	March 1, 2016
Transamerica MLP & Energy Income	1.35	March 1, 2016
Transamerica Money Market	0.48	March 1, 2016
Transamerica Multi-Managed Balanced	1.20	March 1, 2016
Transamerica Opportunistic Allocation	0.95	March 1, 2016
Transamerica Short-Term Bond	0.80	March 1, 2016
Transamerica Small Cap Core	1.05	March 1, 2016
Transamerica Small Cap Growth	1.15	March 1, 2016
Transamerica Small Cap Value	1.15	March 1, 2016
Transamerica Small/Mid Cap Value
Effective March 1, 2015	1.15	March 1, 2016
Prior to March 1, 2015	1.25
Transamerica Strategic High Income	0.95	March 1, 2016
Transamerica Tactical Allocation	0.85	March 1, 2016
Transamerica Tactical Income	0.67	March 1, 2016
Transamerica Tactical Rotation	0.85	March 1, 2016
Transamerica Unconstrained Bond	0.95	March 1, 2016
Transamerica US Growth	1.17	March 1, 2016

TAM is entitled to recapture expenses paid by the Fund for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Fund operating expenses are less than the stated annual limit. Amounts recaptured by TAM for the period ended April 30, 2015 are disclosed within the Statements of Operations.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

As of April 30, 2015, the balances available for recapture by TAM for each Fund were as follows:

	Amounts Available from Fiscal Years
Fund	2012	2013	2014	2015	Total
Transamerica Capital Growth
Class B	$2,148	$6,046	$179	$47	$8,420
Transamerica Enhanced Muni
Fund Level	—	107,150	36,025	—	143,175
Class A	—	—	11,275	8,748	20,023
Class C	—	—	4,718	2,300	7,018
Class I	—	853	18,466	5,396	24,715
Transamerica Floating Rate
Fund Level	—	—	80,819	—	80,819
Class A	—	—	456	451	907
Class C	—	—	1,269	983	2,252
Class I	—	—	436	218	654
Class I2	—	—	—	17,646	17,646
Transamerica Global Bond
Fund Level	—	—	3,719	6,630	10,349
Class A	—	—	—	280	280
Class C	—	—	—	213	213
Class I	—	—	72	396	468
Class I2	—	—	—	44,791	44,791
Transamerica Global Equity
Class A	—	—	9,245	11,261	20,506
Class B	5,474	10,329	7,366	5,283	28,452
Class C	—	—	—	15,225	15,225
Transamerica High Yield Muni
Fund Level	—	61,184	74,946	25,938	162,068
Class A	—	—	6,932	2,281	9,213
Class C	—	—	4,902	688	5,590
Class I	—	—	14,035	3,996	18,031
Transamerica Inflation Opportunities
Class A	—	—	—	59	59
Class C	—	—	—	183	183
Class I	—	—	159	69	228
Transamerica International Equity
Class A	—	—	—	82,383	82,383
Transamerica Opportunistic Allocation
Fund Level	—	—	89,855	28,414	118,269
Class A	—	—	40	34	74
Class C	—	—	37	26	63
Class I	—	—	614	323	937
Transamerica Small Cap Core
Class I	—	—	36	13	49
Transamerica Strategic High Income
Fund Level	—	—	22,809	1,815	24,624
Class A	—	—	—	1,724	1,724
Class C	—	—	—	1,307	1,307
Class I	—	—	—	25,130	25,130
Class I2	—	—	—	6,888	6,888

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

	Amounts Available from Fiscal Years
Fund	2012	2013	2014	2015	Total
Transamerica Tactical Allocation
Fund Level	$—	$124,285	$30,320	$19,625	$174,230
Class A	—	1,830	7,244	5,117	14,191
Class C	—	—	11,218	3,369	14,587
Class I	—	1,149	2,441	490	4,080
Transamerica Tactical Rotation
Fund Level	—	134,248	13,272	7,948	155,468
Class A	—	2,118	14,290	7,674	24,082
Class C	—	716	11,573	5,310	17,599
Class I	—	—	5,035	2,051	7,086
Transamerica Unconstrained Bond
Fund Level	—	—	—	48,622	48,622
Class I	—	—	—	113	113
Class I2	—	—	—	1,478	1,478

In addition to the advisory fee waiver for Transamerica Money Market, TAM or any of its affiliates waive fees or reimburse expenses of one or more classes of Transamerica Money Market in order to avoid a negative yield. At any point in which Transamerica Money Market, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed within the succeeding 36 months pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica Money Market to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the Statements of Operations, within the class expense (waived/reimbursed) recaptured. For the period ended April 30, 2015 and year ended October 31, 2014, the amounts waived were as follows:

Fund/Class	2015 Amount Waived	2015 Percentage Waived	2014 Amount Waived	2014 Percentage Waived
Fund Level	$184,404	0.24%	$520,745	0.27%
Class A	96,592	0.24	232,884	0.26
Class B	15,993	0.99	48,467	0.99
Class C	108,614	0.99	255,779	0.99

Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. Pursuant to the distribution plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor. The Funds are authorized under the 12b-1 plans to pay fees on each class up to the following limits:

Class (A)	Rate
Class A	0.25%
Class B	1.00
Class C	1.00

(A)	12b-1 fees are not applicable for Class I, Class I2, and Class T.

TAM has contractually agreed to waive a portion of the 12b-1 fees at the following rates:

Fund	Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
Transamerica Enhanced Muni	0.10%	0.25%	March 1, 2016
Transamerica High Yield Muni	0.10	0.25	March 1, 2016

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Class B, Class C, and certain Class A share redemptions. For the period ended April 30, 2015, the underwriter commissions were as follows:

Fund	Received by Underwriter	Retained by Underwriter	Contingent Deferred Sales Charge
Transamerica Capital Growth	$246,740	$38,858	$7,869
Transamerica Concentrated Growth	2,015	284	—
Transamerica Dividend Focused	39,704	6,673	148
Transamerica Emerging Markets Debt	41,284	6,826	27,899
Transamerica Emerging Markets Equity	5,560	853	18
Transamerica Enhanced Muni	111,853	25,156	1,347
Transamerica Flexible Income	43,482	8,088	7,544
Transamerica Floating Rate	2,150	416	676
Transamerica Global Bond	284	59	—
Transamerica Global Equity	62,056	9,906	3,266
Transamerica Growth Opportunities	23,534	3,584	3,042
Transamerica High Yield Bond	100,211	18,978	28,675
Transamerica High Yield Muni	45,079	10,956	230
Transamerica Income & Growth	377,540	61,033	8,956
Transamerica Inflation Opportunities	56	10	100
Transamerica International Equity	196,444	29,530	4,665
Transamerica Large Cap Value	31,851	4,997	1,029
Transamerica Mid Cap Growth	4,540	657	—
Transamerica Mid Cap Value Opportunities	2,348	381	—
Transamerica MLP & Energy Income	354,597	55,849	10,859
Transamerica Money Market	—	—	5,838
Transamerica Multi-Managed Balanced	693,038	107,896	9,888
Transamerica Short-Term Bond	244,419	45,429	112,470
Transamerica Small Cap Growth	3,009	423	—
Transamerica Small Cap Value	1,898	291	—
Transamerica Small/Mid Cap Value	207,678	31,959	14,813
Transamerica Strategic High Income	2,895	421	—
Transamerica Tactical Allocation	8,397	1,338	108
Transamerica Tactical Income	220,716	42,293	15,864
Transamerica Tactical Rotation	32,050	4,816	790
Transamerica US Growth	120,580	18,630	5,833

Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statements of Operations are for fees paid to external legal counsel.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The amounts reflected within Transfer agent fees on the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 3. (continued)

Transfer agent fees paid and the amounts due to TFS for the period ended April 30, 2015 are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Transamerica Capital Growth	$110,605	$19,104
Transamerica Concentrated Growth	26,153	4,580
Transamerica Dividend Focused	52,778	6,088
Transamerica Emerging Markets Debt	184,181	36,937
Transamerica Emerging Markets Equity	9,803	1,990
Transamerica Enhanced Muni	17,697	4,661
Transamerica Flexible Income	43,414	7,594
Transamerica Floating Rate	8,644	1,544
Transamerica Global Bond	7,676	344
Transamerica Global Equity	23,068	4,115
Transamerica Growth Opportunities	53,703	9,041
Transamerica High Yield Bond	161,963	16,806
Transamerica High Yield Muni	3,710	1,050
Transamerica Income & Growth	63,067	10,178
Transamerica Inflation Opportunities	9,162	1,524
Transamerica International Equity	361,189	69,085
Transamerica International Small Cap Value	159,861	29,596
Transamerica Large Cap Value	73,528	12,397
Transamerica Mid Cap Growth	6,250	1,668
Transamerica Mid Cap Value Opportunities	16,948	3,794
Transamerica MLP & Energy Income	68,878	11,590
Transamerica Money Market	10,679	1,727
Transamerica Multi-Managed Balanced	95,425	17,028
Transamerica Opportunistic Allocation	270	45
Transamerica Short-Term Bond	446,037	72,025
Transamerica Small Cap Core	8,779	1,704
Transamerica Small Cap Growth	20,190	3,665
Transamerica Small Cap Value	23,901	3,690
Transamerica Small/Mid Cap Value	112,862	18,245
Transamerica Strategic High Income	10,245	1,997
Transamerica Tactical Allocation	407	62
Transamerica Tactical Income	115,489	18,329
Transamerica Tactical Rotation	1,859	317
Transamerica Unconstrained Bond	1,577	340
Transamerica US Growth	113,520	18,618

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Brokerage commissions: The Funds incurred brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser for the period ended April 30, 2015 as follows:

Fund	Commissions
Transamerica Capital Growth	$208
Transamerica Growth Opportunities	511

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended April 30, 2015 were as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Transamerica Capital Growth	$205,083,723	$—	$128,960,653	$—
Transamerica Concentrated Growth	112,539,207	—	56,481,271	—
Transamerica Dividend Focused	113,078,417	—	616,112,958	—
Transamerica Emerging Markets Debt	839,972,279	—	723,473,656	—
Transamerica Emerging Markets Equity	192,447,002	—	87,234,639	—
Transamerica Enhanced Muni	141,883,320	—	42,885,462	—
Transamerica Flexible Income	119,459,116	2,193,542	48,791,962	28,675,904
Transamerica Floating Rate	94,766,069	—	41,734,058	—
Transamerica Global Bond	116,219,086	73,071,928	275,305,593	66,335,779
Transamerica Global Equity	89,772,820	—	82,883,695	—
Transamerica Growth Opportunities	102,331,746	—	160,649,782	—
Transamerica High Yield Bond	439,218,605	—	562,918,844	—
Transamerica High Yield Muni	24,747,211	—	8,907,450	—
Transamerica Income & Growth	148,180,067	—	318,193,366	—
Transamerica Inflation Opportunities	31,961,198	7,859,810	22,707,809	18,579,519
Transamerica International Equity	468,130,649	—	189,374,272	—
Transamerica International Small Cap Value	161,457,718	—	113,342,545	—
Transamerica Large Cap Value	1,191,962,318	—	1,239,052,489	—
Transamerica Mid Cap Growth	249,827,699	—	56,741,204	—
Transamerica Mid Cap Value Opportunities	311,753,480	—	44,717,879	—
Transamerica MLP & Energy Income	281,241,946	—	186,979,825	—
Transamerica Multi-Managed Balanced	138,930,012	29,219,428	80,021,115	13,150,893
Transamerica Opportunistic Allocation	395,677	—	367,442	—
Transamerica Short-Term Bond	1,055,744,020	—	1,292,351,587	7,894
Transamerica Small Cap Core	213,123,742	—	162,865,087	—
Transamerica Small Cap Growth	162,699,680	—	183,301,144	—
Transamerica Small Cap Value	165,585,651	—	347,392,542	—
Transamerica Small/Mid Cap Value	357,227,015	—	447,782,657	—
Transamerica Strategic High Income	8,346,709	—	20,610,669	—
Transamerica Tactical Allocation	12,788,128	—	13,891,623	—
Transamerica Tactical Income	566,010,735	—	633,294,346	—
Transamerica Tactical Rotation	43,834,053	—	45,544,409	—
Transamerica Unconstrained Bond	55,084,109	2,345,940	9,608,099	1,790,350
Transamerica US Growth	223,634,582	—	325,195,672	—

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

Transamerica Capital Growth:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the period:

	Beginning number of positions at October 31, 2014	Ending number of positions at April 30, 2015	Average number of positions (A)
Purchased options and swaptions	2	2	2

(A)	Calculated based on positions held at each month end during the current period.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 5. (continued)

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of April 30, 2015:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Asset derivatives
Purchased options and swaptions (A)	$178,028	$178,028
Total gross amount of assets (B)	$178,028	$178,028

(A)	Included within Investments, at value on the Statements of Assets and Liabilities.
(B)	The Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.

Effect of Derivative Instruments in the Statements of Operations for the period ended April 30, 2015:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$(773,785)	$(773,785)
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (B)	173,514	173,514
Total	$(600,271)	$(600,271)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statements of Operations.

Transamerica Emerging Markets Debt:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the period:

	Beginning number of positions at October 31, 2014	Ending number of positions at April 30, 2015	Average number of positions (A)
Futures contracts	1	—	1	(B)
Forward foreign currency contracts	17	42	23

(A)	Calculated based on positions held at each month end during the current period.
(B)	There were no open positions at the beginning and/or the end of the period, however the Fund periodically invested in this type of derivative instrument during the period.

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of April 30, 2015:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$1,616,938	$1,616,938
Total gross amount of assets (A)	$1,616,938	$1,616,938
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	$(1,744,931)	$(1,744,931)
Total gross amount of liabilities (A)	$(1,744,931)	$(1,744,931)

(A)	The Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 5. (continued)

Effect of Derivative Instruments in the Statements of Operations for the period ended April 30, 2015:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(468,680)	$—	$(468,680)
Forward foreign currency contracts (A)	—	4,461,851	4,461,851
Total Net realized gain (loss)	(468,680)	4,461,851	3,993,171
Net change in unrealized appreciation (depreciation) on:
Futures contracts	103,211	—	103,211
Forward foreign currency contracts (B)	—	(764,277)	(764,277)
Total Net change in unrealized appreciation (depreciation)	103,211	(764,277)	(661,066)
Total	$(365,469)	$3,697,574	$3,332,105

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statements of Operations.

Transamerica Global Bond:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the period:

	Beginning number of positions at October 31, 2014	Ending number of positions at April 30, 2015	Average number of positions (A)
Forward foreign currency contracts	22	34	23

(A)	Calculated based on positions held at each month end during the current period.

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of April 30, 2015:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Unrealized appreciation on forward foreign currency contracts	$178,454	$178,454
Total gross amount of assets (A)	$178,454	$178,454
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	$(215,608)	$(215,608)
Total gross amount of liabilities (A)	$(215,608)	$(215,608)

(A)	The Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.

Effect of Derivative Instruments in the Statements of Operations for the period ended April 30, 2015:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Forward foreign currency contracts (A)	$1,869,101	$1,869,101
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts (B)	532,493	532,493
Total	$2,401,594	$2,401,594

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statements of Operations.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 5. (continued)

Transamerica Growth Opportunities:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the period:

	Beginning number of positions at October 31, 2014	Ending number of positions at April 30, 2015	Average number of positions (A)
Purchased options and swaptions	2	2	2

(A)	Calculated based on positions held at each month end during the current period.

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of April 30, 2015:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Asset derivatives
Purchased options and swaptions (A)	$117,704	$117,704
Total gross amount of assets (B)	$117,704	$117,704

(A)	Included within Investments, at value on the Statements of Assets and Liabilities.
(B)	The Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.

Effect of Derivative Instruments in the Statements of Operations for the period ended April 30, 2015:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$(745,639)	$(745,639)
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (B)	332,268	332,268
Total	$(413,371)	$(413,371)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statements of Operations.

Transamerica Inflation Opportunities:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the period:

	Beginning number of positions at October 31, 2014	Ending number of positions at April 30, 2015	Average number of positions (A)
Futures contracts	1	2	1
Forward foreign currency contracts	6	17	12

(A)	Calculated based on positions held at each month end during the current period.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 5. (continued)

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of April 30, 2015:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$16,969	$—	$16,969
Unrealized appreciation on forward foreign currency contracts	—	198,347	198,347
Total gross amount of assets (C)	$16,969	$198,347	$215,316

Liability derivatives
Net unrealized depreciation on futures contracts (A) (B)	$(131,016)	$—	$(131,016)
Unrealized depreciation on forward foreign currency contracts	—	(867,979)	(867,979)
Total gross amount of liabilities (C)	$(131,016)	$(867,979)	$(998,995)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(C)	The Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.

Effect of Derivative Instruments in the Statements of Operations for the period ended April 30, 2015:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(352,952)	$—	$(352,952)
Forward foreign currency contracts (A)	—	1,834,064	1,834,064
Total Net realized gain (loss)	(352,952)	1,834,064	1,481,112
Net change in unrealized appreciation (depreciation) on:
Futures contracts	86,034	—	86,034
Forward foreign currency contracts (B)	—	(974,194)	(974,194)
Total Net change in unrealized appreciation (depreciation)	86,034	(974,194)	(888,160)
Total	$(266,918)	$859,870	$592,952

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statements of Operations.

Transamerica MLP & Energy Income:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the period:

	Beginning number of positions at October 31, 2014	Ending number of positions at April 30, 2015	Average number of positions (A)
Written options and swaptions	4	5	3

(A)	Calculated based on positions held at each month end during the current period.

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of April 30, 2015:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Liability derivatives
Written options and swaptions, at value (A)	$(59,950)	$(59,950)
Total gross amount of liabilities (B)	$(59,950)	$(59,950)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	The Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 5. (continued)

The Fund’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statements of Operations for the period ended April 30, 2015:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Net realized gain (loss) on:
Written options and swaptions	$534,865	$534,865
Net change in unrealized appreciation (depreciation) on:
Written options and swaptions	150,911	150,911
Total	$685,776	$685,776

Transamerica Multi-Managed Balanced:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the period:

	Beginning number of positions at October 31, 2014	Ending number of positions at April 30, 2015	Average number of positions (A)
Futures contracts	1	1	1

(A)	Calculated based on positions held at each month end during the current period.

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of April 30, 2015:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Liability derivatives
Net unrealized depreciation on futures contracts (A) (B)	$(17,457)	$(17,457)
Total gross amount of liabilities (C)	$(17,457)	$(17,457)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(C)	The Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.

The Fund’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statements of Operations for the period ended April 30, 2015:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Net realized gain (loss) on:
Futures contracts	$175,899	$175,899
Net change in unrealized appreciation (depreciation) on:
Futures contracts	(162,049)	(162,049)
Total	$13,850	$13,850

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 5. (continued)

Transamerica Unconstrained Bond:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the period:

	Beginning number of positions at December 8, 2014	Ending number of positions at April 30, 2015	Average number of positions (A)
Futures contracts	—	1	1 (B	)

(A)	Calculated based on positions held at each month end during the current period.
(B)	There were no open positions at the beginning and/or the end of the period, however the Fund periodically invested in this type of derivative instrument during the period.

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of April 30, 2015:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$52,852	$52,852
Total gross amount of assets (C)	$52,852	$52,852

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(C)	The Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.

The Fund’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statements of Operations for the period ended April 30, 2015:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Total
Net realized gain (loss) on:
Futures contracts	$15,331	$15,331
Net change in unrealized appreciation (depreciation) on:
Futures contracts	52,852	52,852
Total	$68,183	$68,183

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 5. (continued)

Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (futures contracts, exchange traded options, and exchange traded swap agreements) while collateral terms are contract specific for OTC traded derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Funds may be required to post collateral on derivatives if the Funds are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Funds fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of April 30, 2015. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

		Gross Amounts Not Offset in the Statements of Assets and Liabilities				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities (A)	Financial Instruments	Collateral Received (B)	Net Amount	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities (A)	Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Transamerica Capital Growth
Royal Bank of Scotland PLC	$178,028	$—	$(178,028)	$—	$—	$—	$—	$—

Total	$178,028	$—	$(178,028)	$—	$—	$—	$—	$—

Transamerica Emerging Markets Debt
HSBC Securities (USA), Inc.	$29,718	$(29,718)	$—	$—	$292,554	$(29,718)	$—	$262,836
Other Derivatives(C)	1,587,220	—	—	1,587,220	1,452,377	—	—	1,452,377

Total	$1,616,938	$(29,718)	$—	$1,587,220	$1,744,931	$(29,718)	$—	$1,715,213

Transamerica Global Bond
HSBC Securities (USA), Inc.	$2,208	$(2,208)	$—	$—	$47,902	$(2,208)	$—	$45,694
Other Derivatives(C)	176,246	—	—	176,246	167,706	—	—	167,706

Total	$178,454	$(2,208)	$—	$176,246	$215,608	$(2,208)	$—	$213,400

Transamerica Growth Opportunities
Royal Bank of Scotland PLC	$117,704	$—	$(117,704)	$—	$—	$—	$—	$—

Total	$117,704	$—	$(117,704)	$—	$—	$—	$—	$—

Transamerica Inflation Opportunities
Goldman Sachs & Co.	$19,306	$(19,306)	$—	$—	$526,049	$(19,306)	$—	$506,743
J.P. Morgan Securities LLC	179,041	(179,041)	—	—	341,930	(179,041)	—	162,889
Other Derivatives(C)	16,969	—	—	16,969	131,016	—	—	131,016

Total	$215,316	$(198,347)	$—	$16,969	$998,995	$(198,347)	$—	$800,648

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to its policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

In July 2014, the Securities and Exchange Commission voted to amend Rule 2a-7, which governs money market funds. A significant change resulting from these amendments is a requirement that institutional prime and institutional municipal money market funds transact fund shares based on a market-based NAV. Government, treasury, retail prime and retail municipal money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). The amendments have staggered compliance dates; however, the majority of these amendments will be effective on October 14, 2016, two years after the effective date for the rule amendments. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact to the Funds’ financial statements.

In May 2015, the FASB issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

NOTE 8. REORGANIZATION

Transamerica Concentrated Growth

Following the close of business on February 28, 2014, Class I of Transamerica Concentrated Growth assumed all of the assets and liabilities of The Torray Resolute Fund. The shareholders of The Torray Resolute Fund received an aggregate net asset value equal to the aggregate net asset value of their shares in Class I of Transamerica Concentrated Growth immediately prior to the reorganization. The reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of Transamerica Concentrated Growth reflects the historical basis of the assets of The Torray Resolute Fund as of the date of the reorganization. For financial reporting purposes, the Torray Resolute Fund’s operating history prior to the reorganization is reflected in Class I of Transamerica Concentrated Growth’s financial statements and financial highlights.

The purpose of the transaction was to provide an additional large cap growth fund with unique distribution opportunities. The acquisition was accomplished by a tax-free exchange of 861,025 shares of Transamerica Concentrated Growth for 861,025 shares of The Torray Resolute Fund outstanding on February 28, 2014. Transamerica Concentrated Growth’s net assets at that date were $500,010, which were combined with those of The Torray Resolute Fund. The aggregate net assets of Transamerica Concentrated Growth were $500,010; the combined net assets of Transamerica Concentrated Growth immediately after the acquisition were $13,903,438.

NOTE 9. SUBSEQUENT EVENTS

The Board approved a new investment sub-advisory agreement with QS Investors LLC, pursuant to which QS Investors LLC would serve as sub-adviser to Transamerica Tactical Allocation, Transamerica Tactical Income and Transamerica Tactical Rotation effective on or about May 1, 2015. Transamerica Tactical Allocation, Transamerica Tactical Income and Transamerica Tactical Rotation will be renamed to Transamerica Dynamic Allocation II, Transamerica Dynamic Income and Transamerica Dynamic Allocation, respectively.

The Board has approved a reorganization pursuant to which the assets of Transamerica Tactical Allocation (the “Target Fund”) would be acquired, and its liabilities would be assumed, by Transamerica Tactical Rotation (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund on or about July 1, 2015. The Target Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Target Fund shareholders.

Transamerica Funds	Semi-Annual Report 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2015

(unaudited)

NOTE 9. (continued)

Under the reorganization, Target Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Target Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Fund shareholders as a result of the reorganization.

The Board approved the registration of R1 and R6 share classes for Transamerica Capital Growth, Transamerica Concentrated Growth, Transamerica Dividend Focused, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Equity, Transamerica Flexible Income, Transamerica Floating Rate, Transamerica Global Bond, Transamerica Global Equity, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica Income & Growth, Transamerica Inflation Opportunities, Transamerica International Equity, Transamerica Large Cap Value, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica MLP & Energy Income, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Core, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Strategic High Income and Transamerica US Growth. Class R1 and R6 shares, are intended to meet the needs and expectations of retirement plan participants and plan sponsors, and may be purchased by participants in certain retirement plans such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans and IRAs. Certain Funds will commence launching the new classes of shares on or about May 29, 2015. TAM would have discretion to launch the new share classes for the remainder of the funds at a later date.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Funds	Semi-Annual Report 2015

TRANSAMERICA GLOBAL EQUITY

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on March 19 and 20, 2014, the Board considered the approval of an Amended Advisory Agreement between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds on behalf of Transamerica Global Equity (“the Fund”).

Following their review and consideration, the Board Members determined that the terms of the Amended Advisory Agreement between TAM and the Fund are reasonable and that the approval of the Amended Advisory Agreement is in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, unanimously approved the Amended Advisory Agreement.

To assist the Board Members in their consideration of the Amended Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)        that TAM advised the Board Members that the restructuring of the Fund will not result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b)        that the proposed responsibilities of TAM for the Fund and the services contemplated by the Amended Advisory Agreement to be provided by TAM to the Fund are identical to the Current Advisory Agreement, although TAM would operate the Fund under a “manager of managers” structure following the restructuring;

(c)        that advisory fees paid by the Fund to TAM would increase but TAM expects that the total annual operating expenses would be lower;

(d)        that the proposed advisory fees to be paid by the Fund to TAM are reasonable in light of the services to be provided; and

(e)        that TAM would bear the costs of obtaining shareholder approval of the Amended Advisory Agreement.

Further, the Board Members, including a majority of the Independent Board Members, found that the change from a fund of funds to a manager of managers structure is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, quality and extent of the services to be provided by TAM under the Amended Advisory Agreement, the Board Members considered, among other things, that there were no differences between the Amended Advisory Agreement and the Current Advisory Agreement, except for the advisory fee rate, and that, while the operational structure of the Fund will be different following the restructuring, there would not be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders and that it is expected that TAM will continue to provide high quality advisory services under the Amended Advisory Agreement. The Board considered the services provided by TAM for the advisory fee it will receive, after payment of the Fund’s sub-advisory fee, including oversight of the services provided by the Fund’s administrator, custodian and transfer agent and supervision of the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions of the Fund, as well as the “manager of managers” services TAM will provide. The Board Members also considered that they had performed a full review of the Current Advisory Agreement at its June 12 and 13, 2013, and January 22 and 23, 2014, Board meetings and it had determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

Based on their review of the materials provided and the assurances they received from TAM, the Board Members determined that if the Amended Advisory Agreement is adopted, TAM will continue to provide advisory services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs. In this regard, the Board received information about the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; and TAM’s management oversight process.

Transamerica Funds	Semi-Annual Report 2015

TRANSAMERICA GLOBAL EQUITY

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (continued)

Investment Performance

The Board Members considered the performance results of the Fund. The Board Members noted that they had considered the performance of the Fund over various time periods in connection with the consideration of the Current Advisory Agreement in June 2013. Based on this information, the Board Members determined that TAM continues to be capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and that the restructuring is not likely to impact TAM’s abilities in this regard.

Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate in the Amended Advisory Agreement would increase up to 71 basis points from the Current Advisory Agreement at certain asset levels but that it was in line with the median pricing in the Fund’s peer group. The Board also took note that the Fund is currently subject to acquired fund fees and expenses of underlying Transamerica Funds and that the Fund would no longer pay these expenses at the same level after the restructuring of the Fund from a fund of funds to a “manager of managers” structure. The Board noted that TAM expects that the Fund’s total expense ratio for each class would be lower, although it is possible that operating expenses may increase in the future.

The Board Members considered information provided by TAM regarding the profitability of TAM with respect to the advisory services it provides to the Fund. The Board considered that in June 2013 it had reviewed profitability information about TAM’s costs of providing fund management services as well as the costs of providing administration, transfer agency and other services to the Fund. The Board Members determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

On the basis of these considerations, the Board Members determined that the benefits to the Fund and its shareholders from the change from a fund of funds to a manager of managers structure support the advisory fees to be received by TAM under the Amended Advisory Agreement. The Board Members concluded that the advisory fees continue to be reasonable in light of the fees charged by other funds in the Fund’s peer group and the services provided by TAM. They also noted that the Fund’s total expense ratio for each class is below that of each class’s peer group median as of December 31, 2013, and is not expected to increase as a result of the restructuring.

Economies of Scale

The Board Members considered information on the advisory fees to be paid by the Fund, taking into account the proposed breakpoint fee structure to account for economies of scale, and concluded that the proposed fee structure reflects economies of scale. The Board Members also noted that, in the future, they would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of advisory fees payable to TAM.

Fall-Out Benefits

The Board Members took into consideration the character of any incidental benefits to TAM from its relationship with the Fund. The Board Members noted that TAM is not expected to realize “soft dollar” benefits from its relationship with the Fund. The Board Members considered that the costs, nature, scope and quality of administrative and other services provided to the Fund by affiliates of TAM will not change as a result of approval of the Amended Advisory Agreement.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, determined that the change from a fund of funds structure to a manager of managers structure was in the best interests of the Fund and its shareholders. In this regard, the Board Members noted that the Fund’s total expense ratio for each class is below that of its peer group median as of December 31, 2013, and is not expected to increase as a result of the restructuring. They concluded that the change in the advisory fee rate in the Amended Advisory Agreement is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM derives an inappropriate advantage.

In addition, the Board Members noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to continue to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board Members favorably considered the procedures and policies to promote compliance with applicable laws and regulations and oversee the portfolio management activities of the sub-adviser.

Transamerica Funds	Semi-Annual Report 2015

TRANSAMERICA GLOBAL EQUITY

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (continued)

Board Considerations

Also, at a meeting of the Board held on March 19 and 20, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Fund between TAM and Rockefeller & Co., Inc., (“Rockefeller”), the Fund’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and Rockefeller with respect to the Fund are reasonable and that the approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)        that TAM advised the Board Members that the appointment of Rockefeller is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b)        that Rockefeller is an experienced and respected asset management firm, and that TAM believes that Rockefeller has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund;

(c)        the proposed responsibilities of Rockefeller for the Fund and the services expected to be provided by it;

(d)        the fact that the sub-advisory fees will be paid by TAM and not the Fund;

(e)        that the proposed sub-advisory fees to be paid by TAM to Rockefeller are reasonable in light of the services to be provided; and,

(f)         that TAM would bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreement.

Further, the Board Members, including a majority of the independent Board Members, found that the approval of Rockefeller as sub-adviser for the Fund is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM or its affiliates derive an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by Rockefeller under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and Rockefeller regarding Rockefeller’s operations (including research and trading), facilities, organization and personnel of Rockefeller, Rockefeller’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and Rockefeller’s capabilities in implementing the investment strategies of the Fund. The Board considered that TAM has advised the Board that the appointment of Rockefeller as sub-adviser is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services. The Board considered that Rockefeller is an experienced and respected asset management firm and that TAM believes that Rockefeller has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that Rockefeller can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Fund and that Rockefeller’s appointment as sub-adviser is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Transamerica Funds	Semi-Annual Report 2015

TRANSAMERICA GLOBAL EQUITY

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (continued)

Investment Performance

The Board Members considered historical performance of the strategy to be employed by Rockefeller. The historical performance contained one-, three-, five-, and seven-year performance periods of the strategy, as compared to the Fund’s peer group median and benchmark index. The Board Members noted that the historical performance of the strategy generally compared favorably to that of the benchmark and peer group median for the periods shown, while exhibiting better risk-adjusted returns.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and Rockefeller, the Board Members concluded that Rockefeller is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement with Rockefeller. The Board Members noted that the Fund will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by Rockefeller under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

Economies of Scale

The Board considered the sub-advisory fee schedule for the Fund, noting breakpoints at certain asset levels. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of advisory fees payable by the Fund to TAM and fees payable by TAM to Rockefeller, in the future.

Fall-Out Benefits

The Board considered any incidental benefits expected to be derived by Rockefeller from its relationship with the Fund. The Board noted that TAM would not realize “soft dollar” benefits from its relationship with Rockefeller, and that Rockefeller may engage in “soft dollar” arrangements consistent with applicable law and “best execution” requirements.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the addition of Rockefeller as a sub-adviser is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM or its affiliates derive an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interest of the Fund and its shareholders and voted to approve the New Sub-Advisory Agreement. In the event that shareholders do not approve the Proposal, the Board will determine the appropriate course of action with respect to the management of the Fund.

Transamerica Funds	Semi-Annual Report 2015

TRANSAMERICA UNCONSTRAINED BOND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on September 18 & 19, 2014, the Board reviewed and considered the approval of a proposed mandate to establish Transamerica Unconstrained Bond (“Unconstrained Bond”) as a new series of Transamerica Funds. The Board also reviewed and considered the proposed investment advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds on behalf of Unconstrained Bond, and the proposed sub-advisory agreement with PineBridge Investments, LLC (“PineBridge”) for Unconstrained Bond to determine whether each such agreement should be approved for an initial two-year period.

Following its review and consideration, the Board, including the Independent Board Members, unanimously approved the advisory and sub-advisory agreements. In approaching this matter, the Board Members requested and received from TAM and PineBridge such information as they deemed reasonably necessary to evaluate the proposed agreements. In considering the proposed approval of the investment advisory and sub-advisory agreements, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and/or their own business judgment, to be relevant. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions and each Board Member may have attributed different weights to the various factors.

The nature, extent and quality of the advisory services to be provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and PineBridge. The Board considered the proposed investment approach for Unconstrained Bond; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM and PineBridge; TAM’s management oversight process; and the professional qualifications of the portfolio management team of PineBridge. The Board also considered the investment advisory and other services to be provided by TAM for the portion of the investment advisory fee it will retain after payment of the sub-advisory fee for Unconstrained Bond. The Board noted that these services would include the design, development and ongoing review and evaluation of Unconstrained Bond and its investment strategy; the selection, oversight and monitoring of PineBridge to perform certain duties with respect to Unconstrained Bond; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Unconstrained Bond’s investments; design, development, implementation and ongoing review and evaluation of a compliance program for Unconstrained Bond; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and rights to consent to corporate action for Unconstrained Bond’s investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of Unconstrained Bond’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings; and ongoing cash management services. The Board also noted that TAM, as part of the investment advisory services it provides to all Transamerica mutual funds, oversees the services provided by the administrator, custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder functions of the Transamerica mutual funds.

Based on these considerations, the Board Members determined that TAM and PineBridge could provide investment and related services that are appropriate in scope and extent in light of Unconstrained Bond’s operations, the competitive landscape of the investment company business, and investor needs.

The investment performance of Unconstrained Bond. The Board recognized that Unconstrained Bond was not yet in existence and therefore had no historical performance for the Board to review. However, the Board Members considered historical performance of the fixed income portion of a discretionary account managed by PineBridge with substantially similar investment objectives and strategies as Unconstrained Bond. The historical performance covered one-, three-, five-, and seven-year performance periods for the strategy, as compared to returns of peers and benchmarks. The Board Members noted that the historical performance of the accounts generally compared favorably to that of the benchmark and peer group medians for the periods shown. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided or procured by TAM and PineBridge, the Board Members concluded that TAM and PineBridge were capable of generating a level of investment performance that is appropriate in light of Unconstrained Bond’s proposed investment objective, policies and strategies.

Investment advisory fees and total expense ratios. The Board considered the proposed investment advisory fee and anticipated total expense ratios of Unconstrained Bond, including information comparing its investment advisory fee and total expense ratios to the investment advisory fees and total expense ratios of other investment companies in peer groups and universes provided by Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Board also considered the fee to be charged by PineBridge for sub-advisory services as well as the portion of Unconstrained Bond’s investment advisory fee to be retained by TAM following payment of the sub-advisory fee. The Board Members noted that, in total, the advisory fees to be incurred by shareholders were below the Lipper Alternative Credit Focus peer group median and the Morningstar Nontraditional Bond median on an asset-weighted basis. The Board also noted that total expenses were below the medians of the Lipper Alternative Credit Focus and Morningstar Nontraditional Bond peer groups. The Board further noted that TAM proposed to enter into an expense limitation arrangement with Unconstrained Bond, which could result in TAM waiving fees for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board determined that the investment advisory and sub-advisory fees to be received by TAM and PineBridge under the investment advisory and sub-advisory agreements were reasonable in light of the services to be provided.

Transamerica Funds	Semi-Annual Report 2015

TRANSAMERICA UNCONSTRAINED BOND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (continued)

The cost of advisory services provided and the level of profitability. The Board recognized that Unconstrained Bond was not yet in existence and therefore no actual revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency and other services to Unconstrained Bond by TAM and its affiliates. The Board also noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and PineBridge. Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with Unconstrained Bond was not anticipated to be excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as Unconstrained Bond grows. In evaluating the extent to which the investment advisory fees payable under the new investment advisory and sub-advisory agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board took note of TAM’s and PineBridge’s pricing schedules and the proposed advisory and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by Unconstrained Bond. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower investment advisory fees as the level of assets grows for Unconstrained Bond.

The Board Members also noted that, as Unconstrained Bond grows, they would have the opportunity to periodically reexamine the appropriateness of the investment advisory fees payable to TAM and fees payable by TAM to PineBridge and whether Unconstrained Bond has achieved economies of scale.

Benefits to TAM, its affiliates, or PineBridge from their relationship with Unconstrained Bond. The Board considered any other benefits derived by TAM, its affiliates, and PineBridge from their relationships with Unconstrained Bond. The Board noted that TAM would not realize soft dollar benefits from its relationship with Unconstrained Bond, although PineBridge may engage in soft dollar arrangements, and receive such benefits, consistent with applicable law and “best execution” requirements. The Board noted that they would have the opportunity to review the appropriateness of these benefits over time.

Other considerations. The Board considered the investment objective of Unconstrained Bond and its investment strategy and noted that TAM believes that Unconstrained Bond would enhance the Transamerica Funds’ retail product line-up as well as the investment options for the existing asset allocation funds sponsored by TAM. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage Unconstrained Bond in a professional manner that is consistent with the best interests of Unconstrained Bond and its shareholders. In this regard, the Board Members favorably considered TAM’s procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of PineBridge. The Board Members also noted that TAM had made a significant entrepreneurial commitment to the management and success of Unconstrained Bond.

Transamerica Funds	Semi-Annual Report 2015

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Semi-Annual Report 2015

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Semi-Annual Report 2015

4600 S. Syracuse St., Suite 1100

Denver, Colorado 80237

Customer Service 1-888-233-4339

4600 S. Syracuse St., Suite 1100, Denver, CO 80237

Distributor: Transamerica Capital, Inc.